As filed with the U.S. Securities and Exchange Commission on January 28, 2026
File No. 333-111986
File No. 811-21475
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 178	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 178	☒
RBC FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)
250 Nicollet Mall, Suite 1550
Minneapolis, MN 55401
(Address of Principal Executive Offices)
Registrant’s Telephone Number, including Area Code: (612) 376-7128
Tara Tilbury
250 Nicollet Mall, Suite 1550
Minneapolis, MN 55401
(612) 376-7128
(Name and Address of Agent for Service)
It is proposed that this filing will become effective (check appropriate box):
☒
immediately upon filing pursuant to paragraph (b) of Rule 485
☐
on [ ] pursuant to paragraph (b) of Rule 485
☐
60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐
on [ ] pursuant to paragraph (a)(1) of Rule 485
☐
75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐
on [ ] pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
☐
This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

RBC Global Asset Management
RBC BlueBay Impact
Investment Funds
Prospectus
January 28, 2026
RBC BlueBay Access Capital Community Investment Fund
Class A:	ACASX
Class I:	ACCSX
Class IS:	ACATX

RBC BlueBay Impact Bond Fund
Class A:	RIBAX
Class I:	RIBIX
Class R6:	RIBRX
As with all mutual funds, the U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved the Fund shares described in this Prospectus or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Fund Summaries
This Prospectus describes the
RBC BlueBay Access Capital
Community Investment Fund
and the RBC BlueBay Impact
Bond Fund (the “Funds” or
each a “Fund”) offered by
RBC Funds Trust. Carefully
review this important section,
which summarizes the Fund’s
investment objectives,
principal investment strategies
and risks, past performance,
and fees, as applicable.
1 RBC BlueBay Access Capital Community Investment Fund 11 RBC BlueBay Impact Bond Fund 18 Important Additional Information
More on the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks

19 Investment Objectives
19 Principal Investment Strategies
25 Investing for Temporary Defensive Purposes
25 Principal Risks
33 Additional Risks
39 Designated Target Regions (RBC BlueBay Access
Capital Community Investment Fund: Class I Only)
40 Community Investments (RBC BlueBay Access
Capital Community Investment Fund)

Management
The Funds are managed by RBC Global Asset Management (U.S.) Inc. (the “Adviser”).	43 Investment Adviser 45 Portfolio Manager
Shareholder Information
Review this section for details on how shares are valued, how to purchase, sell and exchange shares, related charges and payments of dividends and distributions.
46 Pricing of Fund Shares
48 Investment Minimums
49 Instructions for Purchasing and Adding to Your
Shares
52 Automatic Investment Plan
52 Dividends and Distributions and Directed Dividend
Option
53 Selling Your Shares
55 Additional Information About Purchasing and
Selling Shares
62 Exchanging Your Shares

63 Additional Policies on Exchanges
64 Additional Shareholder Services
64 Market Timing and Excessive Trading
66 Disclosure of Portfolio Holdings
66 Distribution Arrangements/Sales Charges
70 Distribution and Service (12b-1) Fees
70 Shareholder Servicing Plan
70 Dividends, Distributions and Taxes
72 Organizational Structure

Financial Highlights 73
Appendix A 78
Privacy Policy 81
Back Cover
Where to Learn More About the Funds

This page has been left blank intentionally.

Fund Summary
RBC BlueBay Access Capital
Community Investment Fund
Investment Objective
The Fund’s investment objective is to provide current income consistent with the preservation of capital by investing primarily in high quality debt securities and other debt instruments supporting community development, including investments deemed to be qualified under the Community Reinvestment Act of 1977, as amended (the “CRA”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares of the Fund if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts is available from your financial intermediary and under the subheading “Reducing the Initial Sales Charge on Purchases of Class A Shares” on page 68 of this Prospectus.
	Class A	Class I	Class IS
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	3.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of offering or sales price, whichever is less)[1]	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%	0.35%	0.35%
Distribution and/or Service (12b-1) Fees	0.25%	0.05%	None
Other Expenses	0.24%	0.14%	0.17%
Total Annual Fund Operating Expenses	0.84%	0.54%	0.52%
Fee Waiver and/or Expense Reimbursement[2]	(0.04) %	(0.09) %	(0.12) %
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	0.80%	0.45%	0.40%
1
A 1.00% Contingent Deferred Sales Charge ("CDSC") is imposed on redemptions of Class A shares made within 12 months of a purchase of $1 million  or more of Class A shares on which no front-end sales charge was paid.
2
The Adviser has contractually agreed to waive fees and/or pay operating expenses in order to limit the Fund’s total expenses (excluding brokerage and other investment-related costs, interest, taxes, dues, fees and other charges of governments and their agencies, extraordinary expenses such as litigation and indemnification, other expenses not incurred in the ordinary course of the Fund’s business and acquired fund fees and expenses) to 0.80% of the Fund’s average daily net assets for Class A shares, 0.45% for Class I shares and 0.40% for Class IS shares. The expense limitation agreement is in place until January 31, 2027 and may not be terminated by the Adviser prior to that date. The expense limitation agreement may be revised or terminated by the Fund’s board of trustees if the board consents to a revision or termination as being in the best interests of the Fund. The Adviser is entitled to recoup from the Fund or class the fees and/ or operating expenses
1

Fund Summary
RBC BlueBay Access Capital
Community Investment Fund
previously waived or reimbursed for a period of 12 months from the date of such waiver or reimbursement, provided that such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (i) the Fund’s expense limitation at the time of the waiver or reimbursement and (ii) the Fund’s expense limitation at the time of recoupment.
Example:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs for the Fund reflect the net expenses of the Fund that result from the contractual expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$454	$629	$820	$1,370
Class I	$46	$164	$293	$668
Class IS	$41	$155	$279	$641
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 109% of the average value of its portfolio. The Fund invests in to-be-announced (“TBA”) mortgage-backed securities transactions, which tend to inflate a fund’s turnover rate because these investments, which generally have a short-term duration, are typically rolled forward for an additional term at the expiration of each term.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing primarily in high quality debt securities and other debt instruments supporting low-and moderate-income (“LMI”) individuals and communities and underserved areas of the United States. The Fund seeks to invest in affordable homeownership, affordable rental housing, small businesses and other community development activities with an aim to improve livability in LMI communities and underserved areas. Within those parameters, the Fund seeks a return consisting of current income and capital appreciation that is competitive relative to the Fund’s benchmark index. The Fund invests primarily in mortgage-backed securities, small business loans, municipal securities, and other instruments supporting the Fund’s impact goal of supporting LMI individuals and communities and underserved areas. These investments may involve private placement transactions and may include variable rate instruments.
2

Fund Summary
RBC BlueBay Access Capital
Community Investment Fund
Certain investors in Class I shares of the Fund may express geographic and/or thematic preferences that will be sought when consistent with the Fund’s overall investment objective and impact goal. The Fund is non-diversified and, therefore, compared to a diversified investment company, the Fund may invest a greater percentage of its assets in securities of a particular issuer.
The Adviser incorporates material environmental, social and governance (ESG) factors as part of the investment process for applicable types of investments. The ESG factors deemed material to the Fund are at the discretion of the Adviser.
Community Investments.  At the time of their share purchase, Class I investors meeting certain investment requirements may elect to have their investment amount invested in particular areas of the United States as their preferred geographic focus or Designated Target Region. If, after six months, the Adviser is unable to make appropriate investments in a shareholder’s Designated Target Region, the shareholder will have the option to redefine its Designated Target Region. Each shareholder’s returns will be based on the investment performance of the Fund’s blended overall portfolio of investments and not just on the performance of the assets in the Designated Target Region(s) selected by that shareholder. The Fund expects that substantially all or most of its investments will be considered eligible for regulatory credit under the Community Reinvestment Act of 1977 (“CRA”) and that shares of the Fund will be eligible for regulatory credit under the CRA.
Investment Program.  The Fund is designed for investors seeking a competitive return on high quality debt securities that support affordable housing and/or underlying community development activities in distinct parts of the United States. Not all of the investors in the Fund are subject to CRA requirements but may be seeking to make investments in underserved communities or to fulfill other socially responsible related investment objectives. Investors that are not subject to CRA requirements do not receive CRA credit for their investments.
Concentration in the Affordable Housing Industry. The Fund concentrates in the affordable housing industry, which means it will invest at least 25% of its total assets in the affordable housing industry. The Fund may, however, invest up to 100% of its total assets in the affordable housing industry. The Fund will invest a significant amount of its assets in securities issued by Government National Mortgage Association (“Ginnie Mae”) and government sponsored enterprises (“GSEs”), such as the Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Housing Administration (“FHA”) project loans, and tax-exempt debt issued by state housing finance authorities (“HFAs”) to finance their work in affordable housing.
Credit Quality. The Fund will invest at least 75% of its total assets in securities (i) having a rating in the highest rating category assigned by a nationally recognized statistical rating organization; or (ii) if unrated, deemed by the Adviser to be of comparable quality to securities which are so rated; or (iii) issued or guaranteed by the U.S. Government, government agencies, or GSEs (together, “First Tier
3

Fund Summary
RBC BlueBay Access Capital
Community Investment Fund
Holdings”). The remainder of the Fund’s total assets will be invested in First Tier Holdings or in securities rated at least in the second highest category assigned by a nationally recognized statistical rating organization, or, if unrated, deemed by the Adviser to be of comparable quality.
Duration. The Adviser seeks to maintain an overall average dollar-weighted portfolio duration for the Fund that is within certain percentage ranges (such as 25%) above or below the Bloomberg Barclays U.S. Securitized Index. The duration of a bond is a measure of the approximate price sensitivity to changes in interest rates and is expressed in years. The longer the duration of the bond, the more sensitive the bond’s price is to changes in interest rates. The Adviser may use interest rate futures contracts, options on futures contracts and swaps to manage the Fund’s target duration. As of December 31, 2025, the duration of the Bloomberg Barclays U.S. Securitized Index was 5.49 years.
Principal Risks
The value of your investment in the Fund will change daily, which means that you could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. By itself, the Fund is not a balanced investment program. There is no guarantee that the Fund will meet its goal. The principal risks of investing in the Fund include:
U.S. Government Obligations Risk. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises (such as Fannie Mae and Freddie Mac) have historically involved little risk of loss of principal if held to maturity. However, the maximum potential liability of the issuers of some of these securities may greatly exceed their current resources and no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.
In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (“FHFA”) announced that Fannie Mae and Freddie Mac would be placed into a conservatorship under FHFA. The effect that this conservatorship will have on the entities’ debt and securities guaranteed by the entities remains unclear.  Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. Should the FHFA take Fannie Mae and Freddie Mac out of conservatorship and return the entities to their shareholders, it is unclear what the new capital structures of the entities will be and whether the U.S. Treasury will continue to enforce its rights under the Senior Preferred Stock Purchase Agreement between it and the entities and what affect privatization of the entities will have on their ability to meet their respective obligations.
High Portfolio Turnover Risk. The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may
4

Fund Summary
RBC BlueBay Access Capital
Community Investment Fund
result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities.
Interest Rate Risk. The Fund’s yield will fluctuate as the general level of interest rates change. During periods when interest rates are low, the Fund’s yield may also be low. The values of some or all of the Fund’s investments may change in response to movements in interest rates. If interest rates rise, the values of debt securities will generally fall and vice versa. In general, the longer the average maturity or duration of the Fund’s investment portfolio, the greater the sensitivity to changes in interest rates. Interest rate changes are influenced by a number of factors including government policy, inflation expectations, and supply and demand. The Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.
CRA Strategy Risk. Portfolio decisions take into account the Fund’s goal of holding securities in designated geographic areas and will not be exclusively based on the investment characteristics of the securities, which may or may not have an adverse effect on the Fund’s investment performance. CRA qualified securities in geographic areas sought by the Fund may not provide as favorable a return as CRA qualified securities in other geographic areas. The Fund may sell securities for reasons relating to CRA qualification at times when such sales may not be desirable and may hold short-term investments that produce relatively low yields pending the selection of long-term investments believed to be CRA qualified.
Duration Management Risk. The Fund’s investments in derivative instruments that are intended to manage duration can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s investments in bonds and other securities.
Derivatives Risk. Derivatives and other similar instruments (collectively referred to as “derivatives”), including options contracts, futures contracts, forwards, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange-traded funds), may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment. The performance of derivatives depends largely on the performance of their underlying asset reference, rate, or index; therefore, derivatives often have risks similar to those risks of the underlying asset, reference, rate or index, in addition to other risks. However, the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, reference, rate or index. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. Over-the-counter (“OTC”) derivatives are traded bilaterally between two parties, which exposes the Fund to heightened liquidity risk, valuation risk and counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including the credit risk of the derivative counterparty, compared to other types of investments. Changes in the value of a derivative may also create margin delivery or settlement payment obligations for a Fund. Certain derivatives are subject to exchange trading and/or
5

Fund Summary
RBC BlueBay Access Capital
Community Investment Fund
mandatory clearing (which interposes a central clearinghouse to each participant’s derivative transaction). Exchange trading, central clearing and margin requirements are intended to reduce counterparty credit risk and increase liquidity and transparency, but do not make a derivatives transaction risk-free and may subject the Fund to increased costs. The use of derivatives may not be successful, and certain of the Fund’s transactions in derivatives may not perform as expected, which may prevent the Fund from realizing the intended benefits, and could result in a loss to the Fund. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation, as well as liquidity risk. The use of derivatives is also subject to operational risk which refers to risk related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error, as well as legal risk which refers to the risk of loss resulting from insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value (“NAV”) and liquidity.
Coordination of Investments Risk. Many of the fixed-income private placement debt securities purchased by the Fund are developed by a variety of organizations that rely on other entities. A lack of interest of other entities in developing investments could adversely affect the economic and financial objectives of the Fund. A limited or dwindling supply of funds available for credit enhancement on Fund investments may adversely affect full realization of the Fund’s investment objective. Regulatory or statutory changes may affect the willingness or ability of housing related entities to work in the affordable housing private placement area.
Concentration Risk. The Fund’s investments are expected to be closely tied to the affordable housing industry and its performance may be more volatile than the performance of a fund that does not concentrate its investments in a particular economic industry or sector.
Non-Diversified Fund Risk. As a non-diversified fund, the Fund may invest a larger portion of its assets in fewer issuers and be more sensitive to any single economic, business, political or regulatory occurrence than a diversified fund.
Market Risk. The markets in which the Fund invests may go down in value, sometimes sharply and unpredictably. The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, tariffs and other trade barriers, and national and international political circumstances. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses.
6

Fund Summary
RBC BlueBay Access Capital
Community Investment Fund
Mortgage-Related Securities Risk. Mortgage-related securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property, and include pass-through securities and Collateralized Mortgage Obligations (“CMOs”). Mortgage pass-through securities are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are made monthly, in effect “passing through” monthly payments made by the individual borrowers on the underlying residential mortgage loans. Early repayment of principal on mortgage pass-through securities may expose the Fund to a lower rate of return upon reinvestment of principal. CMOs are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. CMOs are issued in multiple classes, and each class may have its own interest rate and/or maturity. The value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of non-payment.
Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. Upward trends in interest rates tend to lengthen the average life of mortgage-related securities and also cause the value of outstanding securities to drop. Thus, during periods of rising interest rates, the value of these securities held by the Fund would tend to drop and the portfolio-weighted average life of such securities held by the Fund may tend to lengthen due to this effect. Longer-term securities tend to experience more price volatility.
Issuer/Credit Risk. There is a possibility that issuers of securities in which the Fund may invest may default on the payment of interest or principal on the securities when due, which would cause the Fund to lose money. There can be no assurance of the continued availability of support from GSEs, HFAs, or other credit enhancers and changes in their credit ratings may constrain their value to the Fund as potential sources of credit enhancement.
Prepayment Risk. The value of some mortgage-backed and asset-backed securities in which the Fund invests may fall due to unanticipated levels of principal prepayments that can occur when interest rates decline.
Call Risk. Call risk is the chance that during periods of falling interest rates, a bond issuer will “call” – or repay – a high-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income.
Active Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. Additionally, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available in
7

Fund Summary
RBC BlueBay Access Capital
Community Investment Fund
connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.
Qualification for CRA Credit Risk. For an institution to receive CRA credit with respect to Fund shares, the Fund must hold CRA qualifying investments that relate to the institution’s delineated CRA assessment area. The Fund expects that substantially all or most investments will be considered eligible for regulatory credit under the CRA but there is no guarantee that an investor will receive CRA credit for their investment in the Fund.
Performance Information
The bar chart and performance table provide an indication of the risks of an investment in the Fund by showing changes in performance from year to year and by showing how the Fund’s average annual total returns (before and after taxes) compare with those of two indices. The Bloomberg US Aggregate Bond Index serves as the Fund’s regulatory index and provides a broad measure of market performance. The Bloomberg U.S. Securitized Index is the Fund’s additional index and is more representative of the Fund’s investment universe than the regulatory index. The returns for Class A shares and Class IS shares will be different than the returns of Class I shares shown in the bar chart and performance table because fees and expenses of the three classes differ. The bar chart shows the Fund’s performance for the past ten calendar years. Past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated information on the Fund’s performance can be obtained by visiting www.rbcgam.com or by calling 1-800-422-2766.
Annual Total Returns – Class I Shares

During the period shown in the chart for the Class I Shares of the Fund:
	Quarter	Returns
Best quarter:	Q4 2023	7.15%
Worst quarter:	Q3 2022	(5.15) %
?
8

Fund Summary
RBC BlueBay Access Capital
Community Investment Fund
Performance Table
The table below shows after-tax returns for Class I shares only. Before-tax returns for Class A shares assume applicable maximum sales charges. After-tax returns for Class A shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as qualified retirement plans. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume that the investor received a tax benefit for any loss incurred on the sale of the shares. The inception date of the Fund (Class I) is June 23, 1998. Since inception performance is based on an inception date of July 1, 1998. The inception dates of Class A shares and Class IS shares of the Fund are January 29, 2009 and March 11, 2019, respectively. Performance shown for Class A and Class IS prior to their inception dates is based on the performance of Class I shares, adjusted to reflect the respective fees and expenses of Class A shares and Class IS shares and the applicable sales charges. The index below shows how the Fund’s performance compares with the returns of a broad-based securities market index.
Average Annual Total Returns (for the periods ended December 31, 2025)
	Past Year	Past 5 Years	Past 10 Years	Since Inception
Class I Before Taxes	8.02%	(0.01) %	1.30%	3.34%
Class I After Taxes on Distributions	6.41%	(1.21) %	0.12%	1.71%
Class I After Taxes on Distributions and Sale of Shares	4.72%	(0.53) %	0.48%	1.90%
Class A Before Taxes	3.66%	(1.10) %	0.56%	2.88%
Class IS Before Taxes	8.22%	0.07%	1.40%	3.56%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	(0.36) %	2.01%	3.98%
Bloomberg US Scrtzd MBS ABS CMBS TR USD (reflects no deduction for fees, expenses or taxes)	8.49%	0.22%	1.68%	3.86%

Management
Investment Adviser
RBC Global Asset Management (U.S.) Inc.
Portfolio Manager
The following individual is primarily responsible for the day-to-day management of the Fund’s portfolio:
• Brian Svendahl, Senior Portfolio Manager of the Adviser, has been a portfolio manager of the Fund, and its predecessor, since 2006.
9

Fund Summary
RBC BlueBay Access Capital
Community Investment Fund
For important information about “Purchase and Sale of Fund Shares,” please turn to “Important Additional Information” on page 18 of this Prospectus.
Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case you may be taxed later upon withdrawal of your investment from such arrangement.
For important information about “Payments to Broker-Dealers and Other Financial Intermediaries,” please turn to “Important Additional Information” on page 18 of this Prospectus.
10

Fund Summary
RBC BlueBay Impact Bond Fund
Investment Objective
The Fund seeks to achieve a high level of current income consistent with preservation of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares of the Fund if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts is available from your financial intermediary and under the subheading “Reducing the Initial Sales Charge on Purchases of Class A Shares” on page 68 of this Prospectus.
	Class A	Class I	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	3.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of offering or sales price, whichever is less)[1]	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%	0.35%	0.35%
Distribution and/or Service (12b-1) Fees	0.25%	None	None
Other Expenses	0.37%	0.26%	0.13%
Total Annual Fund Operating Expenses	0.97%	0.61%	0.48%
Fee Waiver and/or Expense Reimbursement[2]	(0.27) %	(0.16) %	(0.08) %
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	0.70%	0.45%	0.40%
1
A 1.00% Contingent Deferred Sales Charge ("CDSC") is imposed on redemptions of Class A shares made within 12 months of a purchase of $1 million  or more of Class A shares on which no front-end sales charge was paid.
2
The Adviser has contractually agreed to waive fees and/or pay operating expenses in order to limit the Fund’s total expenses (excluding brokerage and other investment-related costs, interest, taxes, dues, fees and other charges of governments and their agencies, extraordinary expenses such as litigation and indemnification, other expenses not incurred in the ordinary course of the Fund’s business and acquired fund fees and expenses) to 0.70%  of the Fund’s average daily net assets for Class A shares, 0.45%  for Class I shares and 0.40%  for Class R6 shares. This expense limitation agreement is in place until January 31, 2027 and may not be terminated by the Adviser prior to that date. The expense limitation agreement may be revised or terminated by the Fund’s board of trustees if the board consents to a revision or termination as being in the best interests of the Fund. The Adviser is entitled to recoup from the Fund or class the fees and/or operating expenses previously waived or reimbursed for a period of 3 years from the date of such waiver or reimbursement, provided that such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (i) the Fund’s expense limitation at the time of the waiver or reimbursement and (ii) the Fund’s expense limitation at the time of recoupment.
11

Fund Summary
RBC BlueBay Impact Bond Fund
Example:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs for the Fund reflect the net expenses of the Fund that result from the contractual expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$444	$646	$866	$1,496
Class I	$46	$179	$324	$747
Class R6	$41	$146	$261	$596
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 63% of the average value of its portfolio. The Fund invests in to-be-announced (“TBA”) mortgage-backed securities transactions, which tend to inflate a fund’s turnover rate because these investments, which generally have a short-term duration, are typically rolled forward for an additional term at the expiration of each term.
Principal Investment Strategies
Under normal circumstances, the Fund will invest at least 80% of its assets in fixed income securities meeting the Fund’s impact criteria, as determined by the Adviser’s impact methodology. For purposes of this policy, the term “assets” means net assets plus the amount of borrowings for investment purposes. The fixed income securities in which the Fund may invest include, but are not limited to, bonds, municipal securities, mortgage-related, mortgage-backed and asset-backed securities, and obligations of U.S. governments and their agencies. The Fund may invest in securities with fixed, floating or variable rates of interest.
The Adviser will select investments that seek to generate returns while simultaneously meeting the Fund’s impact objective, which is to make investments that seek to achieve positive aggregate social and environmental impact outcomes. The Adviser will prioritize investment returns over achieving positive impact outcomes with respect to security selection and portfolio management decisions.
The positive aggregate social and environmental impact outcomes that the Adviser seeks to achieve are:
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Fund Summary
RBC BlueBay Impact Bond Fund
1)
Alignment with defined social and environmental impact themes. The social theme comprises affordable homeownership, multi-family housing, education, health and wellness, and small business, while environmental themes are energy and climate change, and water and sanitation.
2)
Alignment with one or more of the United Nations Sustainable Development Goals (SDGs), a global agenda to end poverty, protect the planet, and ensure prosperity for all by the year 2030.
The Adviser employs its impact assessment methodology to measure the investments’ expected and actual impact on these themes. This process involves:
1)
Preliminary Assessment: Every security is analyzed to verify eligibility and fit with the impact goals.
2)
Research: Each security undergoes an in-depth review and analysis to determine its level of expected impact. The data, sources, and impact measurements/metrics are documented in the Adviser’s research database, and this information is updated throughout the investment lifecycle.
3)
Recommendation: If a security meets both the impact and return objectives of the Fund, it will be recommended for inclusion in the Fund.
4)
Monitoring: Impact data from the research database is aggregated at the Fund level and monitored by the Adviser on an ongoing basis to compare the actual impact of the Fund to its expected impact and impact objectives. When monitoring at the portfolio level indicates that a security is no longer expected to achieve its intended impact or no longer aligns with the Fund’s impact objectives, the Adviser will seek an appropriate course of action, which may include exiting the investment.
5)
Reporting: Aggregated impact results are published in an Annual Impact Investing Report on the Adviser’s website. The Annual Impact Investing Report includes both portfolio-level reporting and disclosures on the impact measurement process.
The Fund will primarily invest in investment grade fixed income securities. The Fund may invest in securities of any market capitalization, duration, or maturity. The Fund will invest in a portfolio of fixed income securities denominated in U.S. Dollars.
In addition, the Fund may invest its assets in derivatives, which are instruments that have a value derived from or directly linked to an underlying asset. In particular, the Fund may use interest rate futures to manage portfolio risk. The Fund’s exposure to derivatives will vary. For purposes of meeting its 80% investment policy, the Fund may include derivatives that have characteristics similar to the Fund’s direct investments.
The Adviser uses a bottom-up, fundamental process combined with top-down risk management tools designed to meet the objectives of achieving a high level of current income consistent with preservation of capital.
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Fund Summary
RBC BlueBay Impact Bond Fund
The Adviser incorporates material environmental, social and governance (ESG) factors as part of the investment process for applicable types of investments. The ESG factors deemed material to the Fund are at the discretion of the Adviser.
Principal Risks
The value of your investment in the Fund will change daily, which means that you could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. By itself, the Fund is not a balanced investment program. There is no guarantee that the Fund will meet its goal. The principal risks of investing in the Fund include:
Interest Rate Risk. The Fund’s yield will fluctuate as the general level of interest rates change. During periods when interest rates are low, the Fund’s yield may also be low. When interest rates increase, securities held by the Fund will generally decline in value.  Interest rate changes are influenced by a number of factors including government policy, inflation expectations, and supply and demand. Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date.  The Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.
Market Risk. The markets in which the Fund invests may go down in value, sometimes sharply and unpredictably. The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, tariffs and other trade barriers, and national and international political circumstances. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses. The Fund’s investments may be overweighted from time to time in one or more sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.
Credit Spread Risk. The Fund’s investments may be adversely affected if any of the issuers it is invested in are subject to an actual or perceived (whether by market participants, rating agencies, pricing services or otherwise) deterioration to their credit quality. Any actual or perceived deterioration may lead to an increase in the credit spreads and a decline in price of the issuer’s securities.
Issuer/Credit Risk. There is a possibility that issuers of securities in which the Fund may invest may default on the payment of interest or principal on the securities when due, which could cause the Fund to lose money.
Investment Grade Securities Risk.  The Fund primarily invests in investment grade rated securities. Investment grade rated securities are assigned credit ratings by ratings agencies on the basis of the creditworthiness or risk of default of a bond issue. Rating agencies review, from time to time, such assigned ratings of the securities and may subsequently downgrade the rating if economic circumstances impact the relevant bond issues.
Asset-Backed Securities Risk. Payments on asset-backed securities depend upon assets held by the issuer and collections of the underlying loans. The value of these
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Fund Summary
RBC BlueBay Impact Bond Fund
securities depends on many factors, including changing interest rates, the availability of information about the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In certain market conditions, asset-backed securities may experience volatile fluctuations in value and periods of illiquidity.
Mortgage-Related Securities Risk. Mortgage-related securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property, and include pass-through securities and Collateralized Mortgage Obligations (“CMOs”). Mortgage pass-through securities are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are made monthly, in effect “passing through” monthly payments made by the individual borrowers on the underlying residential mortgage loans. Early repayment of principal on mortgage pass-through securities may expose the Fund to a lower rate of return upon reinvestment of principal. CMOs are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. CMOs are issued in multiple classes, and each class may have its own interest rate and/or maturity. The value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of non-payment.
Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. Upward trends in interest rates tend to lengthen the average life of mortgage-related securities and also cause the value of outstanding securities to drop. Thus, during periods of rising interest rates, the value of these securities held by the Fund would tend to drop and the portfolio-weighted average life of such securities held by the Fund may tend to lengthen due to this effect. Longer-term securities tend to experience more price volatility.
Municipal Obligations Risk.  The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial status may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Fund’s income or adversely impact the ability to seek a high level of current income and capital growth over the long term.
Active Management Risk. The Fund is actively managed and its performance therefore will reflect in part the Adviser’s ability to make investment decisions that are suited to achieve the Fund’s investment objective.
Impact Investing Risk. The Fund’s impact investing criteria could cause it to perform differently compared to funds that do not apply such criteria. The application of these criteria may result in the Fund’s forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for impact investing reasons when it might be otherwise disadvantageous for it to do so. In addition, there is a risk that the securities identified by the impact criteria do not operate as expected in achieving the expected impact. There are significant differences in interpretations of what it means for a security to achieve a
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Fund Summary
RBC BlueBay Impact Bond Fund
positive impact. Although the Adviser believes its definitions are reasonable, the portfolio decisions it makes may differ with others investors’ or advisers’ views.
Performance Information
The bar chart and performance table provide an indication of the risks of an investment in the Fund by showing changes in performance from year to year and by showing how the Fund’s average annual total returns (before and after taxes) compare with those of a broad-based securities index. The  returns of Class A shares and Class R6 shares will be different than the returns of Class I shares shown in the bar chart and performance table because fees and expenses of the three classes differ. Past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated information on the Fund’s performance can be obtained by visiting www.rbcgam.com or by calling 1-800-422-2766.
RBC BlueBay Impact Bond Fund – Class I
Annual Total Returns

During the period shown in the chart for the Class I Shares of the Fund:
	Quarter	Returns
Best quarter:	Q4 2023	6.82%
Worst quarter:	Q1 2022	(5.99) %
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Performance Table
The table below shows before and after-tax returns for Class I shares only. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as qualified retirement plans. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume that the investor received a tax benefit for any loss incurred on the sale of the shares. The inception date of Class I shares and Class R6 shares of the Fund is December 18, 2017. The inception date of Class A
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Fund Summary
RBC BlueBay Impact Bond Fund
shares of the Fund is January 28, 2020. Performance shown for Class A prior to its inception dates is based on the performance of Class I shares, adjusted to reflect the respective fees and expenses of Class A shares and the applicable sales charges. The index below shows how the Fund’s performance compares with the returns of a broad-based securities market index.
Average Annual Total Returns (for the periods ended December 31, 2025)
	Past Year	Past 5 Years	Since Inception
Class I Before Taxes	5.95%	(0.70) %	1.34%
Class I After Taxes on Distributions	4.22%	(1.94) %	0.09%
Class I After Taxes on Distributions and Sale of Shares	3.50%	(1.05) %	0.51%
Class A Before Taxes	1.85%	(1.74) %	0.58%
Class R6 Before Taxes	6.00%	(0.67) %	1.39%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	(0.36) %	1.74%

Management
Investment Adviser
RBC Global Asset Management (U.S.) Inc.
Portfolio Manager
The following individual is primarily responsible for the day-to-day management of the Fund’s portfolio:
• Brian Svendahl, Senior Portfolio Manager of the Adviser, has been a Portfolio Manager of the Fund since 2017.
For important information about “Purchase and Sale of Fund Shares,” please turn to “Important Additional Information” on page 18 of this Prospectus.
Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or a combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case you may be taxed later upon withdrawal of your investment from such arrangement.
For important information about “Payments to Broker-Dealers and Other Financial Intermediaries,” please turn to “Important Additional Information” on page 18 of this Prospectus.
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Important Additional Information
Purchase and Sale of Fund Shares
You may purchase or redeem (sell) shares of the Funds on any business day by phone (1-800-422-2766), by mail (RBC Funds, c/o U.S. Bank Global Fund Services, PO Box 219252, Kansas City, MO 64121-9252) or by wire. The following table provides the Funds’ minimum initial and subsequent investment requirements, which may be reduced or modified in some cases.
Minimum Initial Investment:
Class A	$1,000 ($250 IRA)
Class I	$1,000,000 ($0 through Qualified Retirement Benefit Plans)
Class R6	$1,000,000 for Institutional Investors[1]; $0 for Eligible Investors[1]
Class IS	$2,500 ($0 through Qualified Retirement Benefit Plans)
Minimum Subsequent Investment:
Class A	None
Class I	None
Class R6	None
Class IS	None
1
For more information about Institutional Investors and Eligible Investors, see “Additional Information About Purchasing and Selling Shares” on page 55 of this Prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Investment Objectives
Each Fund’s investment objective described in the “Fund Summary” section of this Prospectus is non-fundamental and may be changed by the Board of Trustees
(“Board”) without shareholder approval.
Principal Investment Strategies
The information below describes in greater detail each Fund’s principal investment strategies and risks. The RBC BlueBay Impact Bond Fund will provide shareholders with at least 60 days’ prior notice of any changes in its 80% investment policy. A full discussion of all permissible investments can be found in the Funds’ Statement of Additional Information (“SAI”).
RBC BlueBay Access Capital Community Investment Fund
The Fund seeks to achieve its investment objective by investing primarily in high quality debt securities and other debt instruments supporting low- and moderate-income (“LMI”) individuals and communities and underserved areas of the United States. The Fund seeks to invest in affordable homeownership, affordable rental housing, small businesses and other community development activities with an aim to improve livability in LMI communities and underserved areas. Within those parameters, the Fund seeks a return consisting of current income and capital appreciation that is competitive relative to the Fund’s benchmark index. The Fund invests primarily in mortgage-backed securities, small business loans, municipal securities, and other instruments supporting the Fund’s impact goal of supporting LMI individuals and communities and underserved areas. These investments may involve private placement transactions and may include variable rate instruments. The Fund normally invests for the long-term but may sell a security at any time that the Adviser considers it to be overvalued or otherwise unfavorable. Certain investors in Class I shares of the Fund may express geographic and/or thematic preferences that will be sought when consistent with the Fund’s overall investment objective and impact goal. The Fund is non-diversified and, therefore, compared to a diversified investment company, the Fund may invest a greater percentage of its assets in securities of a particular issuer.
The Adviser incorporates material environmental, social and governance (ESG) factors as part of the investment process for applicable types of investments. The ESG factors deemed material to the Fund are at the discretion of the Adviser.
The Fund may borrow money from banks and enter into reverse repurchase agreements to obtain additional funds to make investments.
Community Investments. At the time of their share purchase, investors meeting certain investment requirements may elect to have their investment amount invested in particular areas of the United States as their preferred geographic focus or Designated Target Region. If, after six months, the Adviser is unable to make appropriate investments in a shareholder’s Designated Target Region, the shareholder will have the option to redefine its Designated Target Region. Each shareholder’s
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returns will be based on the investment performance of the Fund’s blended overall portfolio of investments and not just on the performance of the assets in the Designated Target Region(s) selected by that shareholder.
The Fund expects that substantially all or most of its investments will be considered eligible for regulatory credit under the CRA and that shares of the Fund will be eligible for regulatory credit under the CRA. In Interagency Questions and Answers Regarding Community Reinvestment published in 2009 and revised most recently in 2016, the federal bank supervisory agencies state that nationwide funds are important sources of investments for low- and moderate-income and underserved communities throughout the country and can be an efficient vehicle for institutions in making qualified investments that help meet community development needs.
Within a Designated Target Region, the Fund intends to invest solely in qualified investments. In most cases, “qualified investments” are required to be responsive to the community development needs of a financial institution’s delineated CRA assessment area or a broader statewide or regional area that includes the institution’s assessment area. However, in a CRA examination of an institution that has been designated as “wholesale” or “limited purpose” by its regulator, if the examiner finds that the institution has adequately addressed the needs of its assessment areas, the examiner will give consideration to qualified investments by the institution nationwide. (Wholesale and limited purpose institutions are certain institutions that offer narrow product lines or are not in the business of extending certain types of loans to retail customers.) In certain other cases investments outside an institution’s assessment area may be eligible for CRA credit (for example, certain investments that serve designated disaster areas).
Investment Program. The Fund is designed for investors seeking a competitive return on high quality debt securities that support affordable housing and/or underlying community development activities in distinct parts of the United States. Not all of the investors in the Fund are subject to CRA requirements, but may be investors seeking a fixed income investment with high credit quality to assist in their asset allocation program. Investors may also be seeking to make investments in underserved communities or to fulfill other socially responsible or mission related investment objectives. Investors that are not subject to CRA requirements do not receive CRA credit for their investments.
Investments in which the Fund may invest include, but are not limited to, 15- and 30-year fixed rate one- to four-family mortgage-backed securities, adjustable rate one- to four-family mortgage-backed securities, multifamily mortgage-backed securities, securitized adjustable rate small business loans, fixed rate small business loans, taxable municipal securities, securitized student loans and structured investments.
Concentration in the Affordable Housing Industry. Under the prevailing definition of the phrase “industry concentration,” the Fund will be concentrated in the affordable housing industry. This means that the Fund will invest at least 25% of
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its total assets in the affordable housing industry. The Fund may, however, invest up to 100% of its total assets in the affordable housing industry.
As a result of its concentration in the affordable housing industry, the Fund will invest a significant amount of its assets in securities issued by Ginnie Mae and GSEs, such as Fannie Mae and Freddie Mac, FHA project loans, and tax-exempt debt issued by state HFAs to finance their work in affordable housing. Ginnie Mae securities are direct obligations of the U.S. Government and are backed by the full faith and credit of the U.S. Government. FHA project loans are mortgage loans insured by the FHA and backed by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. As of September 7, 2008, the FHFA has been appointed to be the conservator of Fannie Mae and Freddie Mac for an indefinite period. As conservator, the FHFA will control and oversee the entities until the FHFA deems them financially sound and solvent. During the conservatorship, each entity’s obligations are expected to be paid in the normal course of business. Although no guarantee exists for the debt or mortgage-backed securities issued by Fannie Mae and Freddie Mac, the U.S. Department of Treasury, through a secured lending credit facility and a Senior Preferred Stock Purchase Agreement (“SPAs”), has enhanced the ability of these entities to meet their obligations. Should Fannie Mae and Freddie Mac be taken out of conservatorship, it is unclear whether the U.S. Treasury would continue to enforce its rights or perform its obligations under the SPAs. It is also unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed post- conservatorship, and what effects, if any, there will be on their creditworthiness and guarantees of certain mortgage-backed securities.
Credit Quality. The Fund will invest at least 75% of its total assets in securities (i) having a rating (or a credit enhancement by one or more entities having a rating) in the highest rating category assigned by a nationally recognized statistical rating organization (e.g., at least “Aaa” from Moody’s Investors Service, Inc. or “AAA” from Standard & Poor’s Financial Services LLC); or (ii) if unrated, deemed by the Adviser to be of comparable quality to securities which are so rated; or (iii) issued or guaranteed by the U.S. Government, government agencies, or GSEs (together, “First Tier Holdings”). The remainder of the Fund’s total assets will be invested in First Tier Holdings or in securities rated at least in the second highest category assigned by a nationally recognized statistical rating organization, or, if unrated, deemed by the Adviser to be of comparable quality. For purposes of these policies, ratings categories are without regard to sub-categories or gradations indicating relative standing within a category. These credit quality guidelines apply to securities at the time of purchase. Subsequent changes in credit quality, including downgrades due to changes in status of credit enhancers, will not require automatic action by the Fund.
Duration. The Adviser seeks to maintain an overall average dollar-weighted portfolio duration for the Fund that is within certain percentage ranges above or below the Bloomberg Barclays U.S. Securitized Index. The duration of a bond is a
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measure of the approximate price sensitivity to changes in interest rates, and is expressed in years. The longer the duration of the bond, the more sensitive the bond’s price is to changes in interest rates. Duration measures a fixed income security’s price sensitivity to interest rates by indicating the approximate change in a fixed income security’s price if interest rates move up or down in 1% increments. For example, when the level of interest rates increases by 1%, the value of a fixed income security or a portfolio of fixed income securities having a duration of three years generally will decrease by approximately 3%. Conversely, when the level of interest rates decreases by 1%, the value of a fixed income security or a portfolio of fixed income securities having a duration of three years generally will increase by approximately 3%. The Adviser may use interest rate futures contracts, options on futures contracts and swaps to manage the Fund’s target duration. As of December 31, 2025, the duration of the Bloomberg Barclays U.S. Securitized Index was 5.49 years.
RBC BlueBay Impact Bond Fund
Under normal circumstances, the Fund will invest at least 80% of its assets in fixed income securities meeting the Fund’s impact criteria, as determined by the Adviser’s impact methodology. For purposes of this policy, the term “assets” means net assets plus the amount of borrowings for investment purposes. The fixed income securities in which the Fund may invest include, but are not limited to, bonds, municipal securities, mortgage-related, mortgage-backed (including U.S. agency mortgage pass-through securities, commercial mortgage-backed securities and mortgage to-be-announced securities) and asset-backed securities, and obligations of U.S. and foreign governments and their agencies. The Fund may invest in securities with fixed, floating or variable rates of interest. For the purposes of this strategy, “bonds” include, but are not limited to, corporate bonds and green bonds (which are bonds with proceeds that are used to fund eligible projects with specific environmental benefits), and U.S.-registered dollar-denominated debt obligations of foreign issuers.
The Adviser will select investments that seek to generate returns while simultaneously meeting the Fund’s impact objective, which is to make investments that seek to achieve positive aggregate social and environmental impact outcomes. The Adviser will prioritize investment returns over achieving positive impact outcomes with respect to security selection and portfolio management decisions.
The positive aggregate social and environmental impact outcomes that the Adviser seeks to achieve are:
1)
Alignment with defined social and environmental impact themes. The social theme comprises affordable homeownership, multi-family housing, education, health and wellness, and small business, while the environmental themes are energy and climate change, and water and sanitation.
2)
Alignment with one or more of the United Nations Sustainable Development Goals (SDGs), a global agenda to end poverty, protect the planet, and ensure prosperity for all by the year 2030.
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The Adviser employs its impact assessment methodology to measure the investments’ expected and actual impact on these themes. This process involves:
1)
Preliminary Assessment: Every security is analyzed to verify eligibility and fit with the impact objectives and themes.
2)
Research: Each security undergoes an in-depth review and analysis to determine its level of expected impact. The data, sources, and impact measurements/metrics are documented in the Adviser’s research database, and this information is updated throughout the investment lifecycle.
3)
Recommendation: If a security meets both the impact and return objectives of the Fund, it will be recommended for inclusion in the Fund.
4)
Monitoring: Impact data from the research database is aggregated at the Fund level and monitored by the Adviser on an ongoing basis to compare the actual impact of the Fund to its expected impact and impact objectives. When monitoring at the portfolio level indicates that a security is no longer expected to achieve its intended impact or no longer aligns with the Fund’s impact objectives, the Adviser will seek an appropriate course of action, which may include exiting the investment.
5)
Reporting: Aggregated impact results are published in an Annual Impact Investing Report on the Adviser’s website. The Annual Impact Investing Report includes both portfolio-level reporting and disclosures on the impact measurement process.
The Adviser incorporates material environmental, social and governance (ESG) factors as part of the investment process for applicable types of investments. The ESG factors deemed material to the Fund are at the discretion of the Adviser.
The Fund will primarily invest in investment grade fixed income securities. The Fund may hold fixed income securities of any rating (i.e. including below investment grade (junk bonds) if an investment grade security that it holds is downgraded). The Fund may invest in securities of any market capitalization, duration, or maturity. The Fund may invest in securities of both U.S. and foreign issuers and will invest in a portfolio of fixed income securities denominated in U.S. Dollars.
In addition, the Fund may invest its assets in derivatives, which are instruments that have a value derived from or directly linked to an underlying asset. In particular, the Fund may use interest rate futures to manage portfolio risk. The Fund’s exposure to derivatives will vary. For purposes of meeting its 80% investment policy, the Fund may include derivatives that have characteristics similar to the Fund’s direct investments.
The Fund may enter into futures contracts, which are contracts typically traded on an exchange and submitted through a futures commission merchant (“FCM”) for the sale of an underlying reference asset for delivery in the future, such as securities, securities indexes, interest rates, foreign currencies and other financial instruments
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and indexes. The purchase of a futures contract may allow the Fund to increase or decrease its exposure to the underlying reference asset without having to buy or sell the actual asset.
For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities.
When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices than might later be available in the market when it affects anticipated purchases.
The Fund may also enter into swaps, which are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. In a basic swap transaction, the Fund agrees with the swap counterparty to exchange returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (an “uncleared swap”) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (a “cleared swap”).
From time to time, the Adviser may seek to maintain an overall average dollar-weighted portfolio duration for the Fund that is within certain percentage ranges (such as 25%) above or below a selected benchmark index. The duration of a bond is a measure of the approximate price sensitivity to changes in interest rates and is expressed in years. The longer the duration of the bond, the more sensitive the bond’s price is to changes in interest rates. Duration measures a fixed income security’s price sensitivity to interest rates by indicating the approximate change in a fixed income security’s price if interest rates move up or down in 1% increments. For example, when the level of interest rates increases by 1%, the value of a fixed income security or a portfolio of fixed income securities having a duration of three years generally will decrease by approximately 3%. Conversely, when the level of interest rates decreases by 1%, the value of a fixed income security or a portfolio of fixed income securities having a duration of three years generally will increase by approximately 3%. The Adviser may use interest rate futures contracts, options on futures contracts and swaps to manage the Fund’s target duration.
The Adviser uses a bottom-up, fundamental process combined with top-down risk management tools designed to meet the objectives of achieving a high level of current income consistent with preservation of capital. The Fund normally invests for the long-term but may sell a security at any time that the Adviser considers it to be overvalued or otherwise unfavorable.
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Investing for Temporary Defensive Purposes
Each Fund may respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in temporary defensive instruments, consisting of cash, short-term debt obligations or other high quality investments. This could prevent losses, but, if a Fund is investing defensively, it may not be investing according to its principal investment strategy and may not achieve its investment objective.
Principal Risks
Each of the Funds is affected by changes in the economy, or in securities and other markets. There is also the possibility that investment decisions the Adviser makes with respect to the investments of the Funds will not accomplish what they were designed to achieve or that the investments will have disappointing performance.
Because each Fund holds securities with fluctuating market prices, the value of each Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in a Fund could go down as well as up and you can lose money by investing in a Fund.
Your investment is not a bank deposit, and it is not insured or guaranteed by the FDIC or any other government agency, entity, or person.
The principal risks of investing in each Fund are identified in the “Fund Summary” section of this Prospectus and are further described below.
Active Management Risk (Both Funds). Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these decisions will produce the desired results. Additionally, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available in connection with managing the Funds and may also adversely affect the ability of the Funds to achieve their investment objectives.
Asset-Backed Securities Risk (RBC BlueBay Impact Bond Fund). Asset-backed securities represent participations in, or are secured by and payable from, pools of assets including company receivables, truck and auto loans, leases and credit card receivables. These securities may be in the form of pass-through instruments or asset-backed bonds. Asset-backed securities are issued by nongovernmental entities and carry no direct or indirect government guarantee; the asset pools that back asset-backed securities are securitized through the use of privately-formed trusts or special purpose corporations. Payments on asset-backed securities depend upon assets held by the issuer and collections of the underlying loans. The value of these securities depends on many factors, including changing interest rates, the availability of information about the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement
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provided. In certain market conditions, asset-backed securities may experience volatile fluctuations in value and periods of illiquidity.
Call Risk (RBC BlueBay Access Capital Community Investment Fund). Call risk is the chance that during periods of falling interest rates, a bond issuer will “call” – or repay – a high-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and the potential for taxable capital gains. Call risk is generally higher for longer-term bonds.
Concentration Risk (RBC BlueBay Access Capital Community Investment Fund). The Fund’s investments are expected to be closely tied to the affordable housing industry. As a result, its performance may be more volatile than the performance of a fund that does not concentrate its investments in a particular economic industry or sector.
Coordination of Investments Risk (RBC BlueBay Access Capital Community Investment Fund). Many of the fixed-income private placement debt securities purchased as Fund investments will be uniquely structured to achieve the financial and economic objectives of the Fund. The Adviser will often play a significant role in the structuring of Fund investments. The development of such securities will often require the Adviser to cooperate with a variety of organizations, including but not limited to financial institutions, foundations, state agencies, community groups, national credit enhancers, and other government entities. A lack of interest of other entities in developing investments could adversely affect the realization of the economic and financial objectives of the Fund. The success of developing credit enhancement for Fund investments will depend, in large part, on the availability of funds these organizations have for such activity and/or the amount of payment they expect to receive for their credit guarantees. A limited or dwindling supply of funds available for credit enhancement on Fund investments may adversely affect full realization of the Fund’s investment objective. Regulatory or statutory changes may affect the willingness or ability of housing related entities to work in the affordable housing private placement area.
CRA Strategy Risk (RBC BlueBay Access Capital Community Investment Fund). The Adviser will take into account the Fund’s goal of holding securities in designated geographic areas in determining which securities the Fund will purchase and sell. Accordingly, portfolio decisions will not be exclusively based on the investment characteristics of the securities, which may or may not have an adverse effect on the Fund’s investment performance. CRA qualified securities in geographic areas sought by the Fund may not provide as favorable return as CRA qualified securities in other geographic areas. In addition, the Fund may sell securities for reasons relating to CRA qualification, at times when such sales may not be desirable for investment purposes (for example, if a shareholder redeems its shares of the Fund, or if investments are ultimately determined not to be, or to have ceased to be, CRA qualifying). Further, the Fund may hold short-term investments that produce
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relatively low yields pending the selection of long-term investments believed to be CRA qualified. In addition, any legislative or regulatory changes to the CRA or related regulations may affect the Fund’s investment strategy or performance.
Credit Spread Risk (RBC BlueBay Impact Bond Fund). The Fund’s investments may be adversely affected if any of the issuers it is invested in are subject to an actual or perceived (whether by market participants, rating agencies, pricing services or otherwise) deterioration to their credit quality. Any actual or perceived deterioration may lead to an increase in the credit spreads of the issuer’s securities.
Derivatives Risk (RBC BlueBay Access Capital Community Investment Fund). The Funds may use derivatives and other similar instruments (referred to collectively as “derivatives”) in connection with their investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference, rate or index, and may relate to stocks, bonds, interest rates, spreads between different interest rates, currencies or currency exchange rates, commodities, and related indexes. Derivatives, including options contracts, forwards, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange-traded funds), may be riskier than other types of investments and could result in losses that significantly exceed a Fund’s original investment. The Funds may use derivatives for hedging and (for certain funds) non-hedging purposes. The performance of derivatives depends largely on the performance of their underlying asset, reference, rate or index; therefore, derivatives often have risks similar to those risks of the underlying asset, reference, rate or index, in addition to other risks. However, the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, reference, rate or index. The use of derivatives may not be successful, and certain of a Fund’s transactions in derivatives may not perform as expected, which may prevent the Fund from realizing the intended benefits, and could result in a loss to the Fund.
OTC derivatives are traded bilaterally between two parties, which exposes a Fund to heightened liquidity risk, mispricing and valuation risk and counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. A Fund may experience a loss or delay in recovering assets if the OTC counterparty defaults on its obligations. Changes in the value of a derivative may also create margin delivery or settlement payment obligations for a Fund. Certain derivatives are subject to exchange trading and/or central clearing (which interposes a central clearinghouse that serves as a central counterparty to each participant’s derivatives transaction). Under recent financial reforms, certain types of derivatives (e.g., certain swaps) are, and others eventually are expected to be, required to be exchange-traded and/or cleared through a clearinghouse that serves as a central counterparty and transacted through an FCM. Exchange trading, central clearing and margin requirements are intended to reduce counterparty credit risk and increase liquidity and transparency, but do not make
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derivatives transactions risk-free and may subject a Fund to increased costs. With cleared swaps and futures contracts, there is also a risk of loss by the Fund of its initial and variation margin deposits in the event of bankruptcy of an FCM or the central counterparty with which the Fund has an open position. Additionally, applicable regulators have recently adopted rules imposing certain margin requirements, including minimums, on uncleared swaps, which may result in a Fund and its counterparties posting higher margin amounts for uncleared swaps than for cleared derivatives. If an FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets to satisfy its own financial obligations or the payment obligations of another customer. Moreover, depending on the size of a Fund and other factors, the margin required under the rules of a clearinghouse and/or by the FCM may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar uncleared swap. If losses occur on derivative instruments, the Fund may have to make margin payments. In the event that a Fund does not hold sufficient cash, it may be forced to liquidate assets in order to meet margin calls, and in the event that there is insufficient liquidity in the market this may result in further losses.
Investing in derivatives will result in a form of leverage. Leverage involves special risks. A Fund may be more volatile than if the Fund had not been leveraged because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of leverage may not result in a higher return on investments, and using leverage could result in a net loss, which in some cases could be unlimited.
The use of derivatives is also subject to operational risk which refers to risk related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error, as well as legal risk which refers to the risk of loss resulting from insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
A Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in a Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.
The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. It is not possible to predict fully the effects of current or future regulation. New requirements, even if not directly applicable to the Funds, may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors.
Duration Management Risk (RBC BlueBay Access Capital Community Investment Fund). The Fund’s investments in derivative instruments that are intended to manage duration can result in sizeable realized and unrealized capital
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gains and losses relative to the gains and losses from the Fund’s investments in bonds and other securities.
High Portfolio Turnover Risk (RBC BlueBay Access Capital Community Investment Fund). The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher-than-normal portfolio turnover may adversely affect the Fund’s performance.
Impact Investing Risk (RBC Blue Bay Impact Bond Fund). The Fund’s impact investing criteria could cause it to perform differently compared to funds that do not apply such criteria. The application of these criteria may result in the Fund’s forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for impact investing reasons when it might be otherwise disadvantageous for it to do so. In addition, there is a risk that the securities identified by the impact criteria do not operate as expected in achieving the expected impact. A securities’ performance under the impact criteria or the Adviser’s assessment of securities’ performance under the impact criteria could vary over time, which could cause the Fund to be temporarily invested in companies that do not comply with the Fund’s approach towards impact investing. There are significant differences in interpretations of what it means for a security to achieve a positive impact. Although the Adviser believes its definitions are reasonable, the portfolio decisions it makes may differ with others investors’ or advisers’ views.
Interest Rate Risk (Both Funds). Interest rate risk is the risk that fixed income securities and other instruments in the Fund’s portfolio will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. Interest rate changes are influenced by a number of factors including government policy, inflation expectations, and supply and demand.
Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from the Fund’s performance. Fluctuations in interest rates may also affect the liquidity of the Fund’s investments. Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. A Fund assumes the risk that the value of the security at delivery may be more or less than the purchase prices. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. The values of equity and other non-fixed income securities may also decline due to fluctuations in interest rates.
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Investment Grade Securities Risk (RBC BlueBay Impact Bond Fund). The Fund primarily invests in investment grade rated securities. Investment grade rated securities are assigned credit ratings by ratings agencies on the basis of the creditworthiness or risk of default of a bond issue. Rating agencies review, from time to time, such assigned ratings of the securities and may subsequently downgrade the rating if economic circumstances impact the relevant bond issues.
Issuer/Credit Risk (RBC BlueBay Access Capital Community Investment Fund). Issuer/credit risk is the risk that the issuers of debt securities held by the Fund will not make payments on the securities or the counterparty to a contract will default on its obligation. There can be no assurance of the continued availability of support from GSEs, HFAs, or other credit enhancers for Fund investments. Changes in credit ratings of GSEs, HFAs, or private credit enhancers may constrain their value to the Fund as potential sources of credit enhancement. Information about a security’s credit quality may be imperfect and a security may have its credit rating unexpectedly downgraded at any time.
Issuer/Credit Risk (RBC BlueBay Impact Bond Fund). The Fund could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending collateral), repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. If an issuer’s financial condition worsens, the credit quality of the issuer may deteriorate, making it difficult for the Fund to sell such investments. The downgrade of the credit of a security held by the Fund may decrease its value. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Information about a security’s credit quality may be imperfect and a security’s credit rating may be downgraded at any time.
Large Shareholder Transactions Risk (RBC BlueBay Access Capital Community Investment Fund). The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value (“NAV”) and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large redemptions also could accelerate the realization of capital gains, increase a Fund’s transaction costs, and impact a Fund’s performance.
Leverage Risk (RBC BlueBay Access Capital Community Investment Fund). Leverage may result from certain transactions, borrowing and reverse repurchase agreements. Leverage may exaggerate the effect of a change in the value of the Fund’s portfolio securities, causing the Fund to be more volatile than if leverage was not used. The Fund also expects to be required to pledge portfolio assets as
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collateral for its borrowings. If the Fund is unable to service the borrowings, the Fund may risk the loss of such pledged assets. Lenders also may require that the Fund agree to loan covenants that could restrict its investment flexibility in the future, and loan agreements may provide for acceleration of the maturity of the indebtedness if certain financial tests are not met. The Fund may be required to dispose of or seek prepayment of assets at a time it would otherwise not do so to repay indebtedness in a timely fashion.
Market Risk (Both Funds). One or more markets in which a Fund invests may go down in value, sometimes sharply and unpredictably, and the value of a Fund’s portfolio securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Events in one market may adversely impact a seemingly unrelated market. The success of a Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by a Fund.
Unexpected volatility or illiquidity could impair a Fund’s profitability or result in losses. Market risk includes the risk that geopolitical and other events will disrupt the economy on a national or global level. For example, war, terrorism, market manipulation, government defaults, government shutdowns, tariffs and other trade barriers, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets, which could cause a Fund to lose value. These events could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. In addition, the current contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, has in the past resulted, and may in the future result, in a government shutdown, which could have an adverse impact on a Fund’s investments and operations. Additional and/or prolonged U.S. federal government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.
Governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments. To the extent that a Fund focuses its investments in a region enduring geopolitical market disruption, it will face higher
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risk of loss, although the increasing interconnectivity between global economies and financial markets can lead to events or conditions in one country, region or financial market adversely impacting a different country, region or financial market.
Recently, in response to rising global inflation, governmental authorities raised interest rates. Government efforts to support the economy and financial markets may increase the risk that asset prices have a higher degree of correlation than historically seen across markets and asset classes. Many markets reached historical highs during recent periods and could be approaching the end of an economic expansion cycle. Furthermore, there is no guarantee that actions taken by governmental bodies to reduce inflation will be effective.
Municipal Obligations Risk (RBC BlueBay Impact Bond Fund). Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia and Puerto Rico). These obligations are generally classified as either “general obligation” or “revenue” bonds. Municipal bonds are usually issued to obtain funds for various public purposes, to refund outstanding obligations, to meet general operating expenses or to obtain funds to lend to other public institutions and facilities. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial status may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Fund’s income or adversely impact the ability to preserve capital and liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of the Fund’s investments. In addition to being downgraded, an insolvent municipality may file for bankruptcy. Given the recent bankruptcy-type proceedings by the Commonwealth of Puerto Rico, risks associated with municipal obligations are heightened.
Non-Diversified Fund Risk (RBC BlueBay Access Capital Community Investment Fund). Because the Fund is non-diversified and, therefore, may hold larger positions in fewer securities than other funds, a single security’s increase or decrease in value may have a greater impact on the Fund’s value and total return. The Fund’s performance may be more volatile than diversified funds.
Prepayment Risk (RBC BlueBay Access Capital Community Investment Fund). The value of some mortgage-backed and asset-backed securities in which the Fund invests also may fall because of unanticipated levels of principal
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prepayments that can occur when interest rates decline. Principal and interest payments on such securities depend on payment of the underlying loans, though issuers may support creditworthiness via letters of credit or other instruments.
Qualification for CRA Credit Risk (RBC BlueBay Access Capital Community Investment Fund). For an institution to receive CRA credit with respect to Fund shares, the Fund must hold CRA qualifying investments that relate to the institution’s delineated CRA assessment area. The Fund expects that substantially all or most investments made by the Fund will be considered eligible for regulatory credit under the CRA. There is no guarantee, however, that an investor will receive CRA credit for its investment in the Fund. For example, a state banking regulator may not consider the Fund eligible for regulatory credit. If CRA credit is not given, there is a risk that an investor may not fulfill its CRA requirements.
U.S. Government Obligations Risk (RBC BlueBay Access Capital Community Investment Fund). Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises (such as Fannie Mae and Freddie Mac) have historically involved little risk of loss of principal if held to maturity. However, the maximum potential liability of the issuers of some of these securities may greatly exceed their current resources and no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law. In September 2008, the U.S. Treasury and the FHFA announced that Fannie Mae and Freddie Mac would be placed into a conservatorship under FHFA. The effect that this conservatorship will have on the entities’ debt and securities guaranteed by the entities is unclear. Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. In the event that Fannie Mae and Freddie Mac are taken out of conservatorship, it is unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed and what effects, if any, there will be on their creditworthiness and guarantees of certain mortgage-backed securities. Should FHFA take Fannie Mae and Freddie Mac out of conservatorship, there could be an adverse impact on the value of their securities, which could cause losses to a Fund. Under the direction of the FHFA, Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of Fannie Mae and Freddie Mac certificates. The Single Security Initiative was implemented in June 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.
Additional Risks
In addition to the principal investment risks described above, the Funds will generally be subject to the following additional, non-principal risks:
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Derivatives Risk (RBC BlueBay Impact Bond Fund). The Funds may use derivatives and other similar instruments (referred to collectively as “derivatives”) in connection with their investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference, rate or index, and may relate to stocks, bonds, interest rates, spreads between different interest rates, currencies or currency exchange rates, commodities, and related indexes. Derivatives, including options contracts, forwards, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange-traded funds), may be riskier than other types of investments and could result in losses that significantly exceed a Fund’s original investment. The Funds may use derivatives for hedging and (for certain funds) non-hedging purposes. The performance of derivatives depends largely on the performance of their underlying asset, reference, rate or index; therefore, derivatives often have risks similar to those risks of the underlying asset, reference, rate or index, in addition to other risks. However, the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, reference, rate or index. The use of derivatives may not be successful, and certain of a Fund’s transactions in derivatives may not perform as expected, which may prevent the Fund from realizing the intended benefits, and could result in a loss to the Fund.
OTC derivatives are traded bilaterally between two parties, which exposes a Fund to heightened liquidity risk, mispricing and valuation risk and counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. A Fund may experience a loss or delay in recovering assets if the OTC counterparty defaults on its obligations. Changes in the value of a derivative may also create margin delivery or settlement payment obligations for a Fund. Certain derivatives are subject to exchange trading and/or central clearing (which interposes a central clearinghouse that serves as a central counterparty to each participant’s derivatives transaction). Under recent financial reforms, certain types of derivatives (e.g., certain swaps) are, and others eventually are expected to be, required to be exchange-traded and/or cleared through a clearinghouse that serves as a central counterparty and transacted through an FCM. Exchange trading, central clearing and margin requirements are intended to reduce counterparty credit risk and increase liquidity and transparency, but do not make derivatives transactions risk-free and may subject a Fund to increased costs. With cleared swaps and futures contracts, there is also a risk of loss by the Fund of its initial and variation margin deposits in the event of bankruptcy of an FCM or the central counterparty with which the Fund has an open position. Additionally, applicable regulators have recently adopted rules imposing certain margin requirements, including minimums, on uncleared swaps, which may result in a Fund and its counterparties posting higher margin amounts for uncleared swaps than for cleared derivatives. If an FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets to satisfy its own financial
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obligations or the payment obligations of another customer. Moreover, depending on the size of a Fund and other factors, the margin required under the rules of a clearinghouse and/or by the FCM may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar uncleared swap. If losses occur on derivative instruments, the Fund may have to make margin payments. In the event that a Fund does not hold sufficient cash, it may be forced to liquidate assets in order to meet margin calls, and in the event that there is insufficient liquidity in the market this may result in further losses.
Investing in derivatives will result in a form of leverage. Leverage involves special risks. A Fund may be more volatile than if the Fund had not been leveraged because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of leverage may not result in a higher return on investments, and using leverage could result in a net loss, which in some cases could be unlimited.
The use of derivatives is also subject to operational risk which refers to risk related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error, as well as legal risk which refers to the risk of loss resulting from insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
A Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in a Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.
The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. It is not possible to predict fully the effects of current or future regulation. New requirements, even if not directly applicable to the Funds, may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors.
Duration Management Risk (RBC BlueBay Impact Bond Fund). The Fund’s investments in derivative instruments that are intended to manage duration can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s investments in bonds and other securities.
Foreign Risk (RBC BlueBay Impact Bond Fund). Foreign securities may be subject to the risk of loss because of less foreign government regulation, less public information, different auditing and legal standards and less economic, political, environmental, and social stability in these countries. Loss may also result from political, diplomatic, or regional conflicts; terrorism or war; internal or external policies or economic sanctions limiting or restricting foreign investment, the movement of assets or other economic activity, such as the imposition of exchange controls, sanctions, trading restrictions, confiscation of assets and property and other
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government restrictions; or from problems in registration, settlement, or custody. In some cases, affected securities may become worthless. A Fund may determine not to invest in, or may limit its overall investment in, a particular issuer, country, or geographic region due to, among other things, heightened risks regarding repatriation restrictions, confiscation of assets and property, expropriation, or nationalization. Geopolitical developments in certain countries in which a Fund may invest have caused, or may in the future cause, significant volatility in financial markets. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities.
Geographic Focus Risk (RBC BlueBay Impact Bond Fund). The Fund may focus its investments in a region or small group of regions. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.
High Yield Securities Risk (RBC BlueBay Impact Bond Fund). The Fund may hold high yield, high risk securities (commonly known as “junk bonds”) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Although non-investment grade debt securities tend to be less sensitive to interest rate changes than investment grade debt securities, non-investment grade debt securities can be more sensitive to short-term corporate, economic and market developments. Furthermore, though these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities have a higher risk of loss, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly. Junk bonds have a higher risk of default or are already in default and are considered speculative.
Large Shareholder Transactions Risk (RBC BlueBay Impact Bond Fund). The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large redemptions also could accelerate the realization of capital gains, increase the Fund’s transaction costs and impact the Fund’s performance.
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Liquidation Risk (Both Funds). To the extent authorized by law, the Funds reserve the right to discontinue offering shares at any time, merge, reorganize itself or any class of shares or cease operations and liquidate.
Liquidity Risk (Both Funds). A Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The SEC defines “liquidity risk” as the risk that a Fund may not be able to meet redemption requests without significantly diluting the interests of remaining shareholders. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, a Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.
Municipal Obligations Risk (RBC BlueBay Access Capital Community Investment Fund). Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia and Puerto Rico). These obligations are generally classified as either “general obligation” or “revenue” bonds. Municipal bonds are usually issued to obtain funds for various public purposes, to refund outstanding obligations, to meet general operating expenses or to obtain funds to lend to other public institutions and facilities. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial status may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Fund’s income or adversely impact the ability to preserve capital and liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of the Fund’s investments. In addition to being downgraded, an insolvent municipality may file for bankruptcy. Given the recent
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bankruptcy-type proceedings by the Commonwealth of Puerto Rico, risks associated with municipal obligations are heightened.
Operational Risk (Both Funds). The Funds’ investments may be adversely affected due to the operational process of the Funds’ service providers, including the Adviser, transfer agent, custodian, or administrator. The Funds may be subject to losses arising from inadequate or failed internal controls, processes, and systems, or from human or external events.
Prepayment Risk (RBC BlueBay Impact Bond Fund). The value of some mortgage-backed and asset-backed securities in which a Fund invests also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline. Principal and interest payments on such securities depend on payment of the underlying loans, though issuers may support creditworthiness via letters of credit or other instruments.
Regulatory and Legal Risk (Both Funds). Governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that can affect the investments held by a Fund, the strategies used by a Fund or the level of regulation or taxation that applies to a Fund. These regulations and laws can adversely impact the investment strategies, performance, costs and operations of a Fund or taxation of shareholders.
In addition, entities that are part of banking organizations, such as the Adviser and its affiliates, are subject to extensive government regulation. Government regulation may change frequently and may have significant effects, including limiting the ability of the Adviser and its affiliates from engaging in certain trading activities, which may adversely impact the Funds.
For example, the so-called “Volcker Rule” prohibits the Adviser and its affiliates from engaging in certain trading activities. A Fund may be adversely impacted by this rule if the Adviser or its affiliates own 25% or more of the Fund’s shares outside of any seeding period permitted by the rule. These restrictions may prevent a Fund from maintaining sufficient seed capital and may cause the Fund to liquidate at the end of the period if the Fund is not able to achieve sufficient scale. Funds that are not managed by entities that are part of banking organizations are not subject to these limitations.
Many aspects of the Access Fund’s investment objective are directly affected by the CRA, and related national and local legal and regulatory environments. Changes in laws, regulations, or the interpretation of regulations could all pose risks to the successful realization of the Fund’s investment objective. It is not known what changes, if any, may be made to the CRA in the future and what impact these changes could have on regulators or the various states that have their own versions of the CRA. For example, in October 2023, the OCC and FDIC issued a final rule that changes various aspects of the regulation and implementation of the CRA. The full effects of such final rulemaking are unknown and could affect Fund operations.
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More on the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks
Reinvestment Risk (Both Funds). Reinvestment risk is the risk that a fixed income security’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original security. If interest rates decline, the underlying security may rise in value, but the cash flows received from that security may have to be reinvested at a lower interest rate. Call risk is a type of reinvestment risk. Call risk is the possibility that an issuer may redeem a fixed-income security before maturity (a call) at a price below or above its current market price. An increase in the likelihood of a call may reduce a security’s price. If a fixed-income security is called, the Fund may have to reinvest proceeds in other fixed-income securities with lower interest rates, higher credit risks, or other less favorable characteristics.
U.S. Government Obligations Risk (RBC BlueBay Impact Bond Fund). Obligations of U.S. Government agencies, authorities, instrumentalities, and sponsored enterprises (such as Fannie Mae and Freddie Mac) have historically involved little risk of loss of principal if held to maturity. However, the maximum potential liability of the issuers of some of these securities may greatly exceed their current resources and no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law. In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (“FHFA”) announced that Fannie Mae and Freddie Mac would be placed into a conservatorship under FHFA. The effect that this conservatorship will have on the entities’ debt and securities guaranteed by the entities remains unclear. Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.
Valuation Risk (Both Funds). The Funds’ assets are generally valued based on evaluated prices received from third-party pricing services or from broker-dealers who make markets in the securities and are generally categorized as Level 2 in the fair value hierarchy. As a result, there is the risk that the values at which these investments are sold may be significantly different to the estimated fair values of these investments.
Designated Target Regions (RBC BlueBay Access Capital Community Investment Fund: Class I Only)
At the time of their share purchase, investors who purchase $1,000,000 or more of Class I shares may elect to have their investment amounts invested in particular areas of the United States as their preferred geographic focus or Designated Target Region. Regulated financial institutions make a Designated Target Region election for purposes of seeking CRA credit. Others may do so to direct investments to their community or jurisdiction. Investors who purchase under $1,000,000 are not eligible to select a Designated Target Region. Only investors who purchase $1,000,000 or more of Class I shares may elect to allocate their investment to a Designated Target Region in a single or multiple state, Metropolitan Statistical Area, county, or city. In determining whether an investor is eligible to elect to allocate a particular investment
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More on the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks
to a Designated Target Region, that investment will be aggregated with the investor’s existing account value. Subject to management discretion, certain groups of related shareholders may be eligible to combine their respective investments for the purpose of meeting the $1,000,000 minimum investment threshold. Investors who do not select or are ineligible to select a Designated Target Region will be assigned to any geographic region within the United States determined by the Adviser. Eligible investors may elect a Designated Target Region by completing the appropriate section of the account application, which provides additional information and related requirements. Class A and Class IS investors are not eligible to select a Designated Target Region.
Each investor will be a shareholder of the Fund. The financial returns on a shareholder’s investment will be determined by that shareholder account’s proportionate share of the total assets in the Fund’s blended overall portfolio, not by the performance of the assets in the Designated Target Region(s) selected by that shareholder.
Community Investments (RBC BlueBay Access Capital Community Investment Fund)
Community Reinvestment Act of 1977. The CRA requires the three federal bank supervisory agencies, the Federal Reserve Board (“FRB”), the Office of the Comptroller of the Currency (“OCC”) and the FDIC, to encourage the institutions they regulate to help meet the credit needs of their local communities, including LMI neighborhoods. Each agency has promulgated rules for evaluating and rating an institution’s CRA performance which, as the following summary indicates, vary according to an institution’s asset size and business lines. An institution’s CRA performance can also be adversely affected by evidence of discriminatory credit practices regardless of its asset size.
CRA Qualified Investments. A predecessor of the Fund received an interpretative letter from the Federal Financial Institutions Examination Council (“FFIEC”) stating that it was considered eligible for regulatory credit under the CRA. Throughout the period that the predecessor fund operated as a business development company, investments in the fund were considered qualified investments under the CRA. The Fund expects that, as a registered investment company, it will continue to be considered eligible, but there is no guarantee that future changes to the CRA or future interpretations by the FFIEC will not affect the continuing eligibility of the Fund’s investments. So that the Fund itself may be considered a qualified investment, the Fund will seek to invest only in investments that meet the prevailing community investing standards put forth by U.S. regulatory agencies.
In most cases, “qualified investments,” as defined by the CRA, are required to be responsive to the community development needs of a financial institution’s delineated CRA assessment area or a broader statewide or regional area that includes the institution’s assessment area. For an institution to receive CRA credit with respect to
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More on the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks
the Fund’s shares, the Fund must hold CRA qualifying investments that relate to the institution’s assessment area.
As defined in the CRA, qualified investments are any lawful investments, deposits, membership shares or grants that have as their primary purpose community development. The term “community development” is defined in the CRA as: (1) affordable housing (including multifamily rental housing) for LMI individuals; (2) community services targeted to LMI individuals; (3) activities that promote economic development by financing businesses or farms that meet the size eligibility standards of applicable requirements or have gross annual revenues of $1 million or less; or (4) activities that revitalize or stabilize LMI geographies, designated disaster areas; or distressed or underserved non-metropolitan middle-income geographies designated by the federal banking regulators.
Investments are not typically designated as qualifying investments at the time of issuance by any governmental agency. Accordingly, the Adviser must evaluate whether each potential investment may be a qualifying investment with respect to a specific shareholder. The final determinations that Fund shares are qualifying investments are made by the federal and, where applicable, state bank supervisory agencies during their periodic examinations of financial institutions. There is no assurance that the agencies will concur with the Adviser’s determinations.
In determining whether a particular investment is qualified, the Adviser will assess whether the investment has as its primary purpose community development. The Adviser will consider whether the investment: (1) provides affordable housing for LMI individuals; (2) provides community services targeted to LMI individuals; (3) funds activities that (a) finance businesses or farms that meet the size eligibility standards of the Small Business Administration’s Development Company or Small Business Investment Company programs or have annual revenues of $1 million or less and (b) promote economic development; or (4) funds activities that revitalize or stabilize LMI areas, a designated disaster area, or non-metropolitan middle-income area that have been designated as distressed or underserved by the institution’s primary regulator; or (5) supports, enables, or facilitates certain projects or activities that meet the “eligible uses” criteria described in the Housing and Economic Recovery Act of 2008. The “eligible uses” include: (1) establishing financing mechanisms for purchase and redevelopment of foreclosed upon homes and residential properties, including such mechanisms as soft-seconds, loan loss reserves, and shared-equity loans for LMI homebuyers; (2) purchasing and rehabilitating homes and residential properties that have been abandoned or foreclosed upon, in order to sell, rent, or redevelop such homes and properties; (3) establishing land banks for homes that have been foreclosed upon; (4) demolishing blighted structures; and (5) redeveloping demolished or vacant properties.
An activity may be deemed to promote economic development if it supports permanent job creation, retention, and/or improvement for persons who are LMI, or supports permanent job creation, retention, and/or improvement in LMI areas or
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More on the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks
areas targeted for redevelopment by federal, state, local or tribal governments. An activity may also be considered to promote economic development if it supports permanent job creation, retention, and/or improvement by financing intermediaries that lend to, invest in, or provide technical assistance to start-ups or recently formed small businesses or small farms or through technical assistance or supportive services for small businesses or farms. Activities that revitalize or stabilize an LMI geography are activities that help attract and retain businesses and residents. The Adviser maintains documentation, readily available to a financial institution or an examiner, supporting its determination that a security is a qualifying investment for CRA purposes.
There may be a time lag between a purchase of Fund shares by an investor and the Fund’s acquisition of a significant volume of investments in a particular geographic area. The length of time will depend upon the depth of the market for CRA qualified investments in the relevant areas, and may also be affected by the Adviser’s policies for allocating securities among its clients as further described under the caption “Trade Allocation and Aggregation” in the SAI. In some cases, the Adviser expects that CRA qualified investments will be immediately available. In others, it may take weeks or months to acquire a significant volume of CRA qualified investments in a particular area. The Adviser believes that investments in the Fund during these time periods will be considered CRA qualified investments, provided the purpose of the Fund includes serving the investing institution’s assessment area(s) and the Fund is likely to achieve a significant volume of investments in the region after a reasonable period of time. As the Fund continues to operate, it may dispose of securities that were acquired for CRA qualifying purposes, in which case the Adviser will normally attempt to acquire a replacement security that would be a qualifying investment.
42

Management
Investment Adviser
The Funds are advised by RBC Global Asset Management (U.S.) Inc., a wholly-owned subsidiary of Royal Bank of Canada (“RBC”). RBC is one of North America’s leading diversified financial services companies and provides personal and commercial banking, wealth management services, insurance, corporate and investment banking, and transaction processing services on a global basis. RBC employs approximately 97,000 people who serve more than 17 million personal, business, public sector and institutional clients through offices in Canada, the U.S. and 27 other countries around the world. The Adviser has been registered with the SEC as an investment adviser since 1983 and has been a portfolio manager of publicly-offered mutual funds since 1986. The Adviser maintains its offices at 250 Nicollet Mall, Suite 1550, Minneapolis, Minnesota 55401. As of December 31, 2025, the Adviser’s investment team managed approximately $71.6 billion in assets for corporations, public and private pension plans, Taft-Hartley plans, charitable institutions, foundations, endowments, municipalities, registered mutual funds, private investment funds, trust programs, foreign funds such as UCITS funds, individuals (including high net worth individuals), wrap sponsors and other U.S. and international institutions.
For the advisory services the Adviser provides, each Fund paid a fee (expressed as a percentage of average daily net assets) during the fiscal year ended September 30, 2025 as follows:
RBC BlueBay Access Capital Community Investment Fund	0.35%
RBC BlueBay Impact Bond Fund	0.35%
RBC Global Asset Management has aligned the operations of the Adviser and certain of its asset management affiliates. In connection with this alignment, the Adviser may rely on persons employed by, and facilities and resources of, RBC Global Asset Management (UK) Limited (“RBC GAM UK”), an SEC-registered investment adviser based in London, U.K., to assist the Adviser in providing services under the investment advisory agreement.
Prior to November 1, 2021, the Board of Trustees approved a new investment advisory agreement between the Funds and the Adviser to accommodate this integration, and the new investment advisory agreement was subsequently approved by shareholders.
The Adviser has contractually agreed to waive fees and/or pay operating expenses through January 31, 2027 for each Fund in order to maintain net annual fund operating expenses as set forth below.
	Class A	Class I	Class R6	Class IS
RBC BlueBay Access Capital Community Investment Fund	0.80%	0.45%	N/A	0.40%
RBC BlueBay Impact Bond Fund	0.70%	0.45%	0.40%	N/A
The expense limitation agreement for the Funds excludes brokerage and other investment-related costs, interest, taxes, dues, fees and other charges of governments
43

Management
and their agencies, extraordinary expenses such as litigation (including legal and audit fees and other costs in contemplation of or incident thereto) and indemnification, other expenses not incurred in the ordinary course of each Fund’s business and fees and expenses incurred indirectly by each Fund as a result of investment in shares of another investment company. The Adviser is entitled to recoup from a Fund or class the fees and/or operating expenses previously waived or reimbursed for a period of 12 months for the RBC BlueBay Access Capital Community Investment Fund and 3 years for the RBC BlueBay Impact Bond Fund from the date of such waiver or reimbursement, provided that such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (i) the Fund’s expense limitation at the time of the waiver or reimbursement and (ii) the Fund’s expense limitation at the time of recoupment.
The Adviser provides certain administrative services necessary for the operation of the Funds, including among other things, (i) providing office space, equipment and facilities for maintaining the Funds’ organization, (ii) preparing the Trust’s registration statement, proxy statements and all annual and semi-annual reports to Fund shareholders, and (iii) general supervision of the operation of the Funds, including coordination of the services performed by the Funds’ Adviser, Quasar Distributors, LLC (the “Distributor”), custodian, independent accountants, legal counsel and others. The Adviser also provides certain CRA-related administrative services to Class I shareholders of the RBC BlueBay Access Capital Community Investment Fund pursuant to a Special Administrative Services Agreement with the Trust. In consideration for such services and the assumption of related expenses, the Adviser is entitled to receive a fee of 0.05% of the average daily net assets of Class I shares of the Fund.
Information regarding the factors considered by the Board of Trustees in connection with the most recent approval of the Investment Advisory Agreement with the Adviser is included in the Funds’ report filed on Form N-CSR for the fiscal year ended September 30, 2025.
Additional Payments. The Adviser may make payments, out of its own resources and at no cost to the Fund or shareholders, to certain broker-dealers, mutual fund supermarkets, or other financial institutions (“Intermediaries”) in connection with the provision of administrative services; the distribution of the Fund’s shares; and reimbursement of ticket or operational charges (fees that an institution charges its representatives for effecting transactions in the Fund’s shares). In addition, certain Intermediaries may receive fees from the Fund for providing recordkeeping and other services for individual shareholders and/or retirement plan participants.
Conflicts of Interest Risk. An investment in a Fund may be subject to actual or potential conflicts of interest. For example, the Adviser and/or their affiliates may face conflicts of interest when receiving compensation for services provided by affiliates or in the side-by-side management of the Funds and other client accounts. The Adviser and/or their affiliates may make investment decisions that differ from and/or negatively impact those made on behalf of a Fund. For more information about conflicts of interest, see the Potential Conflicts of Interest section in the SAI.
44

Management
Portfolio Manager
The Adviser is responsible for the overall management of each Fund’s portfolio, including security analysis, industry recommendations, cash positions, the purchase and sell decision making process and general daily oversight of the Funds portfolios. The individual primarily responsible for the day-to-day management of the each Fund’s portfolio is set forth below:
Portfolio Manager Name	Title	Role on Fund Since[1]	Total Years of Financial Industry Experience	Degrees and Designations	Experience for Last 5 Years
RBC BlueBay Access Capital Community Investment Fund[1] and RBC BlueBay Impact Bond Fund
Brian Svendahl	Senior Portfolio Manager
Portfolio Manager
on RBC BlueBay
Access Capital
Community
Investment Fund
since 11/2021;
Portfolio Manager
on RBC BlueBay
Impact Bond Fund
since 2017;
Co-Portfolio
Manager on
RBC BlueBay
Access Capital
Community
Investment Fund
10/2012 to
10/2021; Portfolio
Manager on RBC
BlueBay Access
Capital
Community
Investment Fund
9/2012 to 10/2012;
Co-Portfolio
Manager on RBC
BlueBay Access
Capital Community
Investment Fund
10/2006 to 8/2012
			35 years	BS, University of Minnesota; BBA and MBA, University of Minnesota, Carlson School of Management; CFA Charterholder and member of the CFA Society of MN	Senior Portfolio Manager at the Adviser since 2005
Additional information about the portfolio manager’s compensation arrangements, other accounts managed by the portfolio manager, as applicable, and the portfolio manager’s ownership of securities of the funds they manage is available in the Funds’ SAI.
1
For the RBC BlueBay Access Capital Community Investment Fund, this information reflects the role of the portfolio manager of the Fund and its predecessor fund.
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Shareholder Information
Pricing of Fund Shares
How NAV Is Calculated. The NAV is the value of a single share. A separate NAV is calculated for each class of shares of a Fund. The NAV is calculated by adding the total value of a Fund’s investments and other assets, determining the proportion of that total allocable to the particular class, subtracting the liabilities allocable to the class and then dividing that figure by the number of outstanding shares of that class.
1.
NAV is calculated separately for each class of shares.
2.
You can find the Funds’ NAVs daily in various newspapers, at www.bloomberg.com, www.rbcgam.com, or by calling 1-800-422-2766.
NAV =	Total Assets of Class – Liabilities
Number of Shares Outstanding
The per share NAV of each Fund is determined each day the New York Stock Exchange (“NYSE”) is open for trading or (at the Fund’s option) on days the primary trading markets for the Fund’s portfolio instruments are open (“Value Date”) as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time or such other time as determined by the NYSE). The Funds will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its shares as of the regularly scheduled NYSE closing time, if the particular disruption directly affects only the NYSE (“Value Time”).
Your order for purchase, sale or exchange of shares is based on the next applicable price calculated after your order is received in good order by the Funds’ transfer agent. For example: If you place a purchase order to buy shares of a Fund, it must be received before 4:00 p.m. Eastern time in order to receive the NAV, plus any applicable sales charges, calculated at 4:00 p.m. If your order is received after 4:00 p.m. Eastern time, it will be based on the NAV, plus any applicable sales charges, calculated on the next business day at 4:00 p.m. Eastern time. Also, as further explained in the “Purchasing and Adding to Your Shares” section, if a purchase order in proper form is received by an authorized financial intermediary, the order will be treated as if it had been received by the Funds’ transfer agent at the time it is received by the intermediary.
You may purchase, redeem, or exchange shares of the Funds on any day when the NYSE is open. Purchases, redemptions, and exchanges may be restricted in the event of an early or unscheduled close of the NYSE if the primary trading markets of the Funds are disrupted as well. Even if the NYSE is closed, a Fund may accept purchase, redemption, and exchange orders on a Value Date if the Fund’s management believes there is an adequate market to meet purchase, redemption, and exchange requests. On such days, the Funds would also price shares in accordance with the above procedures.
Valuation of Portfolio Securities. On behalf of each Fund, the Board of Trustees has approved Pricing and Valuation Procedures of the Adviser for determining the value of each Fund’s investments.
In general, when the market value of a portfolio security is readily available, the Fund will rely on independent pricing services that provide market data to determine the
46

Shareholder Information
value of such portfolio security. A security’s valuation shall be considered a readily available market quotation only when that quotation is an unadjusted quoted price in an active market for an identical investment that a Fund may access on the measurement date. A quotation will not be readily available if it is not reliable. If a quotation is deemed to be unreliable or is not a quoted price in an active market, the fair value of the security shall be determined by the Adviser as set forth in the Pricing and Valuation Procedures. Fair value of a security is considered to be the price that a fund might reasonably expect to receive upon its current sale in an orderly transaction between market participants.
Fixed income securities and non-exchange traded derivatives are generally valued based on evaluated prices received from third-party pricing services or from broker-dealers who make markets in the securities. Prices obtained from pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity and type of issue. Exchange traded options, futures and options on futures are valued at their most recent sale price on the exchange on which they are primarily traded. Investments in open-end investment companies are valued at the net asset value of those companies, and those companies may use fair value pricing as described in their prospectuses.
Under the Pricing and Valuation Procedures, fair valuation methodologies may also be used in situations such as the following: a price is determined to be stale (for example, it cannot be valued using the standard pricing method because a recent sale price is not available) on more than five consecutive days on which a Fund calculates its NAV; a foreign market is closed on a day when the U.S. markets are open and the last available price in the foreign market is determined not to represent a fair value; or a significant valuation event is determined to have occurred pursuant to the Pricing and Valuation Procedures. Significant valuation events may include the following: an event affecting the value of a security traded on a foreign market occurs between the close of that market and the Value Time; an extraordinary event like a natural disaster or terrorist act occurs; a large market fluctuation occurs; or an adverse development arises with respect to a specific issuer, such as a bankruptcy filing. These methodologies are intended to ensure that a Fund’s NAV accurately reflects the value for the underlying portfolio securities. As a result, effective use of fair valuations may prevent shareholder dilution. Each such determination shall be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another.
47

Shareholder Information
Investment Minimums
You may purchase shares of the Funds through the Funds’ Distributor or through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations or requirements on buying and selling shares.1 For qualified retirement benefit plans, there is no minimum requirement for initial investment in the Funds. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative or institution for specific information.
Minimum Initial Investment
Class A Shares	Amount
Regular Account	$1,000
IRA	$250
Class I Shares
Regular Account	$1,000,000
Through Qualified Retirement Plans	$0
Class R6 Shares
Institutional Investors[2]	$1,000,000
Eligible Investors[2]	$0
Class IS Shares
Regular Account	$2,500
Through Qualified Retirement Plans	$0

Minimum Subsequent Investment
Amount
Class A Shares	None
Class I Shares	None
Class R6 Shares	None
Class IS Shares	None
1
Certain broker-dealers and other financial intermediaries are authorized to accept purchase orders on behalf of a Fund which are processed based on the Fund’s net asset value next determined after your order is received by an organization in proper order before 4:00 p.m., Eastern time, or such earlier time as may be required by an organization. These organizations may be authorized to designate other intermediaries to act in this capacity. These organizations may vary in terms of how they process your orders, and they may charge you transaction fees on purchases of Fund shares and may also impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund or its transfer agent, U.S. Bank Global Fund Services. These organizations may be the shareholders of record of your shares. These intermediaries are responsible for transmitting requests and delivering funds on a timely basis. The Funds are not responsible for ensuring that the organizations carry out their obligations to their customers.
2
For more information about Institutional Investors and Eligible Investors see “Additional Information About Purchasing and Selling Shares” below.
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Shareholder Information
Instructions for Purchasing and Adding to Your Shares
If opening an account through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of a Fund and he or she will take care of the necessary documentation. You may purchase shares directly from the Funds by completing a new account application. Contact U.S. Bank Global Fund Services, the Funds’ transfer agent at 1-800-422-2766 or go to www.rbcgam.com to obtain an application. Once completed, you may submit your application by following one of the steps below.
By Mail	• Complete and sign the account application. If you do not complete the application properly, your purchase may be delayed or rejected.
•  Make your check payable to “RBC Funds” and include the name of the Fund in which you are investing.  All purchases must be in U.S. Dollars. All checks must be in
U.S. Dollars drawn on a domestic bank. The Funds will not accept payment in cash or money orders. To prevent check fraud, the Fund will not accept third party checks,
Treasury checks, credit card checks, traveler’s checks, starter checks, postdated checks or any conditional order or payment.

• Mail your application and check to: RBC Fund c/o U.S. Bank Global Fund Services PO Box 219252 Kansas City, MO 64121-9252
• By overnight courier, send to: RBC Fund c/o U.S. Bank Global Fund Services 801 Pennsylvania Ave, Suite 219252 Kansas City, MO 64105-1307
•  The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services’ post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds. Receipt of purchase orders or redemption requests is based on when the order is received at the transfer agent’s offices.

By Wire	• To purchase shares by wire, the Funds’ transfer agent must have received a completed application and issued an account number to you.
• Call 1-800-422-2766 for instructions prior to wiring funds and to advise of your intent to wire.
• Please use the following wire instructions: U.S. Bank, N.A. ABA # 075000022 Credit: U.S. Bank Global Fund Services Account: 182380369377 Further Credit: RBC Fund Shareholder Name and Account Number
•  Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

49

Shareholder Information
By Exchange from Another RBC Fund	1-800-422-2766
If you already have an account with us and your account
is authorized for telephone and/or Internet transaction
privileges, you may open an account in all RBC Funds
except the RBC BlueBay U.S. Government Money
Market Fund (Institutional Class 2 and Investor Class).
The names and registrations on the accounts must be
identical. The exchange must meet the applicable
minimum exchange amount requirement.

Lost Accounts/ Unclaimed Assets
Please note that based upon statutory requirements for returned mail, the Funds and the transfer agent will attempt to locate the investor or rightful owner of the account. If the
Funds are unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned. States increasingly are looking at inactive accounts as possible abandoned or unclaimed property. Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the
“inactivity period” specified in your State’s abandoned property laws. The Funds (or the broker or custodian of record having beneficial owner information) are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The Funds will not be liable to investors or their representatives for good faith compliance with state unclaimed or abandoned property (escheatment) laws.

Escheatment laws vary by State, and States have different criteria for defining inactivity and abandoned property. The investor’s last known address of record determines which state has jurisdiction. The process described above, and the application of state escheatment laws, may vary depending on how shareholders hold their shares in the Funds.
If your shares are held directly with a Fund, please proactively contact the Fund’s transfer agent at 1-800-422-2766 at least annually to ensure your account remains in active status.
Alternatively, if your shares are held through a financial institution, please work with your financial institution directly to check your account status. Investors with a state of residence in Texas have the ability to designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Texas
Comptroller of Public Accounts for further information.

To Add to an Account. To add to an account, you may follow any one of the following steps:
By Telephone	1-800-422-2766
You may make additional investments by telephone if
your account has been opened for at least 7 business days.
After the Fund receives and accepts your request, the
Fund will deduct from your checking or savings account
(requires banking information to be on file and your
bank must be a member of the ACH network) the cost of
the shares. Availability of this service is subject to
approval by the Fund and the participating banks.

50

Shareholder Information
By Mail	• Make your check payable to [Name of Fund] and include your account number on your check.
• Mail the stub from your confirmation statement. Or, if unavailable, provide the following information with your payment: • Account name and account number • Fund name • Share class
• Mail your additional investment to: RBC Funds c/o U.S. Bank Global Fund Services P.O. Box 219252 Kansas City, MO 64121-9252
• By registered/overnight mail, send to: RBC Funds c/o U.S. Bank Global Fund Services 801 Pennsylvania Ave., Suite 219252 Kansas City, MO 64105-1307
•  The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services’ post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the transfer agent’s offices.

By Wire
•  To purchase shares and make additional investments by bank wire, please use the following wire instructions:
  U.S. Bank, N.A.
  ABA # 075000022
  Credit: U.S. Bank Global Fund Services
  Account: 182380369377
  Further Credit: RBC BlueBay [ ] Fund
  Shareholder Name and Account Number

•  Wired share purchases should include the names of each account owner, your account number and the name of the Fund in which you are purchasing shares. You should notify the Funds by telephone that you have sent a wire purchase order to U.S. Bank, N.A.

•  Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

• Call 1-800-422-2766 for instructions prior to wiring funds and to advise of your intent to wire.
Automatic Investment Plan (Class A Shares Only)
You may establish an Automatic Investment Plan to make additional purchases at regular intervals from your pre-established bank account. Your financial institution must be a member of the Automated Clearing House (ACH) to participate.

By Exchange from Another RBC Fund	Please refer to the information under “Exchanging Your Shares” below.
You can also add to your account by using the convenient options described below. The Funds reserve the right to change or eliminate these privileges at any time without notice, to the extent permitted by applicable law.
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Shareholder Information
Automatic Investment Plan
Once your account has been established, you may make additional purchases of Class A shares at regular intervals through the Automatic Investment Plan (AIP). This Plan provides a convenient method to have monies deducted from your bank account, for investment into a Fund, on a monthly, quarterly, semi-annual or annual basis in amounts of $50 or more. In order to participate in the Plan your financial institution must be a member of the Automated Clearing House (ACH) network. If your bank rejects your payment, the Funds’ transfer agent will charge a $25 fee to your account. To begin participating in the Plan, please complete the Automatic Investment Plan section on the account application or call the Funds’ transfer agent at 1-800-422-2766 for instructions. Any request to change or terminate your Automatic Investment Plan should be submitted to the transfer agent 5 days prior to the effective date.
Dividends and Distributions and Directed Dividend Option
Dividends and distributions (net of applicable withholding) will be automatically reinvested unless you request otherwise. Dividends will differ among classes of a Fund due to differences in distribution and other class-specific operating expenses. Capital gains, if any, are distributed at least annually. By selecting the appropriate box on the account application, you can elect to receive your distributions (capital gains and/or dividends) in cash (check), have distributions deposited in a pre-authorized bank account via ACH, have distributions reinvested in the Funds, or into another eligible RBC Fund (as set forth under the caption “Exchanging Your Shares”). You should maintain the minimum balance in each Fund into which you plan to reinvest distributions. You can change or terminate your participation in the reinvestment option at any time in writing or by telephone at least five days prior to the record date of the distribution. If you elect to receive distributions and/or capital gains paid in cash, and if the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Funds reserve the right to reinvest the distribution check in your account, at the Fund’s current net asset value, and to reinvest all subsequent distributions.
DISTRIBUTIONS ARE MADE ON A PER SHARE BASIS REGARDLESS OF HOW LONG YOU HAVE OWNED YOUR SHARES. THEREFORE, IF YOU INVEST SHORTLY BEFORE THE DISTRIBUTION DATE, SOME OF YOUR INVESTMENT WILL BE RETURNED TO YOU IN THE FORM OF A DISTRIBUTION THAT MAY BE TAXABLE. (SEE “SHAREHOLDER INFORMATION — DIVIDENDS, DISTRIBUTIONS AND TAXES”).
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Shareholder Information
Selling Your Shares
If selling your shares through your financial advisor or broker, ask him or her for redemption procedures. Your advisor and/or broker may have transaction minimums and/or transaction times that will affect your redemption. For all other sales transactions, follow the instructions below.
To sell shares please contact U.S. Bank Global Fund Services, the Funds’ transfer agent:
By Phone	1-800-422-2766
You may withdraw any amount up to $50,000 by
telephone, provided that your account is authorized for
telephone redemptions. The Funds will send proceeds
only to the address or bank of record. You must provide
the Fund’s name, your account number, the name of each
account owner (exactly as registered), and the number of
shares or dollar amount to be redeemed prior to
4:00 p.m. Eastern time for the trade to be processed with
that day’s closing price.

By Mail	RBC Funds c/o U.S. Bank Global Fund Services P.O. Box 219252 Kansas City, MO 64121-9252
1. In a letter, include the genuine signature of each registered owner (exactly as registered), the name of each account owner, the account number and the number of shares or dollar amount to be redeemed. See “Signature Guarantees” below for information on when a signature guarantee is required.

2. Mail or courier the letter to the applicable address above or below.
3. The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services’ post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds.
Receipt of purchase orders or redemption requests is based on when the order is received at the transfer agent’s offices.

By Overnight Courier	RBC Funds c/o U.S. Bank Global Fund Services 801 Pennsylvania Ave., Suite 219252 Kansas City, MO 64105-1307
By Wire
Redemption proceeds may be wired to your pre-identified bank account. A $15 fee is deducted from your redemption proceeds for complete and share redemptions of Class A shares. In case of a partial redemption, the fee of $15 will be deducted from the remaining account balance. If your written request is received in good order before 4:00 p.m. Eastern time, the Funds will normally wire the money on the following business day. If the Funds receive your request after 4:00 p.m. Eastern time, the Funds will normally wire the money on the second business day. Contact your financial institution about the time of receipt and availability. See “Signature Guarantees” below for information on when a signature guarantee is required.

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Shareholder Information
Systematic Withdrawal Plan (Class A shares only)
As another convenience, you may redeem your Fund shares through the Systematic
Withdrawal Plan (SWP). Under the Plan, you may choose to receive a specified dollar amount, generated from the redemption of shares in your account, on a monthly, quarterly or annual basis. In order to participate in the Plan, your account balance must be at least
$10,000. If you elect this method of redemption, the Fund will send a check to your address of record or will send the payment via electronic funds transfer through the
Automated Clearing House (ACH) network directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account. This Program may be terminated at any time by the Fund. You may also elect to terminate your participation in this Plan at any time by contacting the transfer agent at least five days prior to the next scheduled withdrawal.

A withdrawal under the Plan involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount requested to be withdrawn exceeds the amount available in your account, which includes any dividends credited to your account, the account will ultimately be depleted.

You may specify a dollar amount to be withdrawn monthly, quarterly or annually. You must own shares in an open account valued at $10,000 or more when you first authorize the systematic withdrawal plan (SWP). If you wish to establish a SWP, please complete this section of the account application or contact the transfer agent for further instructions.
Depending upon how long you have held your shares, contingent deferred sales charges may apply for Class A shares.

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Shareholder Information
Additional Information About Purchasing and Selling Shares
The Funds cannot process transaction requests unless they are properly completed as described in this section. The Funds may cancel or change their transaction policies without notice. To avoid delays, please call us if you have any questions about these policies.
All purchases must be in U.S. Dollars. All checks must be in U.S. Dollars drawn on a domestic bank. The Funds will not accept payment in cash or money orders. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks, starter checks, postdated checks, or any conditional order or payment.
The transfer agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Funds, for any payment that is returned.
The Funds may waive their minimum purchase requirement. Each of the Funds, the Distributor, the Adviser and the transfer agent reserves the right to reject any application for any reason in its sole discretion, including rejection of orders not accompanied by proper payment and orders that are not in the best interests of each Fund and their shareholders. The Funds do not accept applications under certain circumstances or in amounts considered disadvantageous to shareholders.
Class A Eligibility. Each Fund offers Class A shares to investors who meet the minimum initial investment requirements. There is a $1,000 minimum initial investment requirement for Class A shares ($250 minimum for IRA accounts) and no minimum required for additional investments.
Class I Eligibility. Each Fund offers Class I shares to individuals or institutions with a $1,000,000 minimum requirement for initial investment, and no minimum required for additional investments. There is no minimum requirement for initial investment for participants of qualified retirement plans. The minimum requirement may be waived, at Fund management’s discretion, for certain persons who are charged fees for advisory, investment, consulting or similar services by a financial intermediary or other service provider. The minimum requirement for initial investment for Class I does not apply to investments by employees of the Adviser or its affiliates, officers and trustees of the Funds, partners or employees of law firms that serve as counsel to the Funds or the Funds’ independent trustees, or members of the immediate families of the foregoing (e.g., spouses, parents, children, grandparents, grandchildren, parents-in-law, sons and daughters-in-law, siblings, a sibling’s spouse, and a spouse’s siblings).
Investors who hold Class I shares of the Fund through a fee-based program, but who subsequently become ineligible to participate in the program or withdraw from the program, may be subject to conversion of their Class I shares by their program provider to another class of shares of the Fund having expenses (including Rule 12b-1 fees) that may be higher than the expenses of the Class I shares. Investors should contact their program provider to obtain information about their eligibility for the provider’s program and the class of shares they would receive upon such a conversion.
Class R6 Eligibility. Class R6 shares are offered by the RBC BlueBay Impact Bond Fund to Institutional Investors that meet a $1,000,000 minimum requirement for
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Shareholder Information
initial investment and to Eligible Investors. Institutional Investors (including endowments and foundations) are investors deemed appropriate by the Adviser that hold shares of the Fund through an account held directly with the Fund and that are not traded through an intermediary, subject to a minimum initial investment of $1,000,000. Eligible Investors are not subject to a minimum initial investment and include (a) retirement and benefit plans that have plan-level or omnibus accounts held on the books of the Fund and do not collect servicing or record keeping fees from the Fund; (b) plans or platforms sponsored by a financial intermediary whereby shares are held on the books of the Fund through omnibus accounts, either at the plan or platform level or the level of the plan administrator, and where an unaffiliated third party intermediary provides administrative, distribution and/ or other support services to the plan or platform and does not charge the Fund servicing, record keeping or sub-transfer agent fees; and (c) collective investment trusts. Class R6 shares are not available directly to traditional or Roth IRAs, Coverdell Savings Accounts, KEOGHs, SEPs, SARSEPs, SIMPLE IRAs, individual 401(k) plans or individual 403(b) plans. There is no minimum required for additional investments.
Class IS Eligibility. Class IS shares are offered by RBC BlueBay Access Capital Community Investment Fund and are available to investors who meet the $2,500 minimum initial investment requirement. There is no minimum required for additional investments. There is no minimum requirement for initial investment for participants of qualified retirement plans. The minimum requirement for initial investment for the Fund does not apply to investments by employees of the Adviser or its affiliates, officers and trustees of the Fund, partners or employees of law firms that serve as counsel to the fund or the Fund’s independent trustees, or members of the immediate families of the foregoing (e.g., spouses, parents, children, grandparents, grandchildren, parents-in-law, sons and daughters-in-law, sibling’s spouse, and a spouse’s siblings).
Minimum Account Size for Class I and Class A Shares. You must maintain a minimum account value equal to the current minimum initial investment, which is $1,000 for Class A shareholder accounts and $1,000,000 for Class I shareholder accounts. There is no minimum account size requirement for retirement plans. If your account falls below a minimum due to redemptions and not market action, the Funds may ask you to increase the account size back to the minimum. If you do not bring the account up to the minimum amount within 60 days after the Funds contact you, the Funds may close the account and send your money to you or begin charging you a fee for remaining below the minimum account size. No CDSC will be imposed on shares redeemed as a result of involuntary account closing.
Minimum Account Size for Class R6 Shares. Institutional Investors in Class R6 shares must maintain a minimum account value equal to the current minimum regular initial investment, which is $1,000,000 for Class R6 shareholder accounts. There is no minimum account size requirement for Eligible Investors. If your account falls below a minimum due to redemptions and not market action, the Funds may ask you to increase the account size back to the minimum. If you do not bring the account up to the minimum amount within 60 days after the Funds contact you, the Funds may close the account and send your money to you or begin charging you a fee for remaining below the minimum account size.
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Shareholder Information
Minimum Account Size for Class IS Shares. You must maintain a minimum account value equal to the current minimum initial investment which is $2,500 for Class IS shareholder accounts. There is no minimum account size requirement for retirement plans. If your account falls below a minimum due to redemptions and not market action, the Funds may ask you to increase the account size back to the minimum. If you do not bring the account up to the minimum amount within 60 days after the Funds contact you, the Funds may close the account and send your money to you or begin charging you a fee for remaining below the minimum account size.
Timing of Purchases and Sales of Shares. You may purchase or sell shares of a Fund based on the NAV, plus any applicable sales charge, next determined after your request is received in good order. All requests received in good order before 4:00 p.m., Eastern Time, on a business day will be executed on that same day. Requests received after 4:00 p.m., Eastern Time, on a business day will be processed the next business day at the next business day’s NAV, plus any applicable sales charge. A purchase request is in “good order” if it includes a completed account application and the dollar amount of shares to be purchased along with payment for the shares. If you are paying with federal funds (wire), your order will be considered received when the Fund or its transfer agent receives the federal funds.
The Funds, their Adviser and their transfer agent reserve the right to reject any purchase request for any reason. A Fund may accept orders to purchase Fund shares in-kind with securities, rather than with cash, when the offered securities are consistent with the Fund’s investment objective and policies. Acceptance of such purchases will be at the Adviser’s discretion, and will be valued in the same manner that the Fund uses to calculate its NAV.
For accounts held directly with the Funds, the length of time that the Funds typically expect to pay redemption proceeds depends on whether payment is made by ACH, wire or check. The Funds typically expect to make payments of redemption proceeds by wire or ACH within two business days following receipt of the redemption order by the Funds. For payment by check, the Funds typically expect to mail the check within two business days following receipt of the redemption order by the Funds.
For accounts held through a financial intermediary, the length of time that the Funds typically expect to pay redemption proceeds depends on the method of payment and the agreement between the financial intermediary and the Funds. For redemption proceeds that are paid directly to you by the Fund, the Fund typically expects to make payments by wire or ACH or by mailing a check within two business days following receipt of a redemption order from the financial intermediary by the Funds. For payments that are made to your financial intermediary for transmittal to you, the Funds expect to pay redemption proceeds to the financial intermediary within one to two business days following receipt of the redemption order from the financial intermediary by the Funds. The settlement of redemption proceeds is determined by the Depository Trust and Clearing Corporation (“DTCC”) based on the order transmitted through Fund/SERV.
Each Fund intends to pay redemption proceeds promptly and in any event within seven days after the request for redemption is received in good order. In case of
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Shareholder Information
emergencies or other unusual circumstances, each Fund may suspend redemptions or postpone payment for more than seven days, as permitted by law. Redemptions of Fund shares may be suspended when trading on the NYSE is closed or is restricted, in the event of an early or unscheduled close of the primary trading markets for the Fund’s portfolio instruments, or during an emergency which makes it impracticable for the applicable Fund to dispose of its securities or to determine the value of it net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, a Fund may delay redemption payments for more than seven days, as permitted by law.
In addition, a temporary hold may be placed on the payment of redemption proceeds if there is a reasonable belief that financial exploitation of a Specified Adult (as defined below) has occurred, is occurring, has been attempted, or will be attempted. For purposes of this paragraph, the term “Specified Adult” refers to an individual who is (A) a natural person age 65 and older; or (B) a natural person age 18 and older who is reasonably believed to have a mental or physical impairment that renders the individual unable to protect his or her own interests. Notice of such a delay will be provided in accordance with regulatory requirements. This temporary hold will be for an initial period of no more than 15 business days while an internal review of the facts and circumstances of the suspected financial exploitation is conducted, but the temporary hold may be extended for up to 10 additional business days if the internal review supports the belief that financial exploitation has occurred, is occurring, has been attempted, or will be attempted. Both the initial and additional hold on the disbursement may be terminated or extended by a state regulator or an agency or court of competent jurisdiction.
The Funds cannot accept requests that contain special conditions or effective dates. The Funds may request additional documentation to ensure that a request is genuine. Examples may include a certified copy of a death certificate or divorce decree.
If you purchased your shares by check, you may not receive your redemption proceeds until your purchase amount has cleared, which may take up to 15 calendar days. This delay will not apply if you purchased your shares via wire payment. You can avoid this delay by purchasing shares with a federal funds wire. For your protection, if your account address has been changed within the last 30 calendar days, your redemption request must be in writing and signed by each account owner, with signature guarantees. The right to redeem shares may be temporarily suspended in emergency situations only as permitted under federal law.
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Shareholder Information

Withdrawing Money From Your Fund Investment
As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.
Signature Guarantees. You may withdraw from your account at any time. Certain redemptions will however require a signature guarantee. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.
A signature guarantee from either a Medallion program member or a non-Medallion program member, is required in the following situations:
• If you are requesting a change in ownership on your account;
• When redemption proceeds are payable or sent to any person, address or bank account not on record;
• When a redemption request is received by the transfer agent and the account address has changed within the last 30 calendar days;
• For all redemptions in excess of $50,000 from any shareholder account.
The Funds may waive any of the above requirements in certain instances. In addition to the situations described above, the Funds and/or the transfer agent reserve the right to require a signature guarantee or other acceptable signature authentication in other instances based on the circumstances relative to the particular situation. Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.
Redemption in Kind. Each Fund typically expects to satisfy redemption requests by selling portfolio assets or by using holdings of cash or cash equivalents. In addition to paying redemption proceeds in cash, each Fund reserves the right to make payment in securities rather than cash, known as “redemption in kind,” for amounts redeemed by a shareholder, in any 90-day period, in excess of $250,000 or 1% of Fund net assets, whichever is less. If a Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges. You will also bear the market risk of the securities you hold until the securities are sold. While the Funds do not routinely use redemptions in-kind, the Funds reserve the right to use redemptions in-kind to manage the impact of large redemptions on the Funds. Redemption in-kind proceeds will typically be made by delivering a pro-rata amount of a Fund’s holdings that are readily marketable securities to the redeeming shareholder within seven days after receipt of the redemption order by the Fund. In addition, a redemption in liquid portfolio
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Shareholder Information
securities would be treated as a taxable event for you and may result in the recognition of gain or loss for federal income tax purposes.
Form of Distributions. By selecting the appropriate box on the account application, you can elect to receive your distributions (capital gains and dividends) in cash (check), have distributions deposited in a pre-authorized bank account via wire transfer, ACH, or have distributions reinvested back into your account with a Fund.
Telephone Purchase, Exchange and Redemption Privileges. Shareholders who open accounts with the Funds can accept telephone purchase, exchange and redemption privileges on the account application. If you call the Funds, the Funds’ representative may request personal identification and may record the call. IRA account holders may redeem or exchange shares by telephone. If you have an IRA, you must indicate on your written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election to have tax withheld will be subject to 10% withholding. Shareholders redeeming from IRA accounts by telephone will be asked whether or not to withhold taxes from any distribution.
IRA and Keogh Account Maintenance Fees. A $15 annual maintenance fee is charged on all IRA and Keogh accounts. Multiple IRA or Keogh accounts associated with a single social security number are charged a maximum annual maintenance fee of $30. If an annual maintenance fee has not yet been charged when the last IRA or Keogh account associated with a particular social security number is completely liquidated, the full annual maintenance fee will be charged to the account at that time. Additionally, a $25 fee will be imposed on non-periodic withdrawals or terminations from IRAs and Keogh plans.
Corporations, Trusts and Other Entities. Additional documentation is normally required for corporations, fiduciaries and others who hold shares in a representative or nominee capacity. We cannot process your request until we have all documents in the form required. Please call us first to avoid delays.
Sales Limited to U.S. Citizens and Resident Aliens. Shares of the Funds are generally offered to only United States citizens and United States resident aliens having a social security number or individual tax identification number. This Prospectus should not be considered a solicitation or offering of Fund shares to non-U.S. citizens or non-resident aliens.
Anti-Money Laundering Procedures. Shareholder information is subject to independent identity verification and may be shared, as permitted by law and as permitted by the Funds’ Privacy Policy, for identifying and reporting suspected money laundering and terrorist activity. In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required, among other matters, to obtain, verify and record the following information for all registered owners and, in certain circumstances, for others who may be authorized to act on an account: full name, date of birth (for individuals), taxpayer identification number (usually your social security number), and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust,
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Shareholder Information
corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. In order to verify your identity, we may cross-reference your identification information with a consumer report or other electronic database, or by requesting a copy of your driver’s license, passport or other identifying document. Corporate, trust and other entity accounts require additional documentation. If we are unable to verify your identity in accordance with the Funds’ policies and procedures, we will reject and return your application, close your account or take such other action as we deem reasonable as permitted by law. Please review your account application for additional information. In the rare event that the Transfer Agent is unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s net asset value.
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Shareholder Information
Exchanging Your Shares
If exchanging shares through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to exchange shares of a Fund and he or she will take care of the necessary documentation. To open a new account through an exchange from an existing RBC Fund account, please refer to “Purchasing and Adding to Your Shares” above.
An exchange of shares is technically a sale of shares in one fund followed by a purchase of shares in another fund, and therefore may have tax consequences. By following the instructions below, and subject to such limitations as may be imposed by the RBC Funds, you may exchange shares between all RBC Funds except the following: RBC BlueBay U.S. Government Money Market Fund (Institutional Class 2 and Investor Class).
By Telephone	1-800-422-2766	You may make exchanges from one identically registered RBC Fund account into another eligible RBC Fund account, provided that your account is authorized for telephone exchanges.
By Mail	Regular Mail RBC Funds c/o U.S. Bank Global Fund Services PO Box 219252 Kansas City, MO 64121-9252	Registered/Overnight Mail RBC Funds c/o U.S. Bank Global Fund Services 801 Pennsylvania Ave Suite 219252 Kansas City, MO 64105-1307
1. In a letter, include the genuine signature of each registered owner, the account number, the number of shares or dollar amount to be exchanged, the name of the
RBC Fund from which the amount is being sold, and the name of the RBC Fund into which the amount is being purchased.

2. Mail or courier the letter to the applicable address above.
3. The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services’ post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds.
Receipt of purchase orders or redemption requests is based on when the order is received at the transfer agent’s office.

Monthly Exchanges	You may authorize monthly exchanges from one eligible RBC Fund into another eligible RBC Fund. Exchanges will be continued until all shares have been exchanged or until you terminate the service.
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Shareholder Information
Additional Policies on Exchanges
The RBC Funds reserve the right to limit exchanges. (See “Market Timing and Excessive Trading,” below.)
With the exception of exchanges to or from the RBC BlueBay U.S. Government Money Market Fund (whose shares are offered through another prospectus) and Class I share exchanges into Class R6 shares and Class IS shares (as noted below), the share class must be the same in the two funds involved in the exchange. Except for exchanges of Class A shares of the RBC BlueBay U.S. Government Money Market Fund, RBC BlueBay Short Duration Fixed Income Fund or RBC BlueBay Ultra-Short Fixed Income Fund (whose shares are offered through another prospectus) into Class A shares of any other RBC Fund, no front-end sales charge will be assessed. Because Class A shares of the RBC BlueBay Short Duration Fixed Income Fund are subject to a lower maximum front-end sales charge than other RBC Funds and Class A shares of the RBC BlueBay U.S. Government Money Market Fund and RBC BlueBay Ultra-Short Fixed Income Fund are not subject to a front-end sales charge, you will be subject to the payment of a sales charge at the time of exchange into Class A shares of any other RBC Fund based on the amount that you would have owed if you directly purchased Class A shares of that RBC Fund (less any sales charge previously paid for such shares of the RBC BlueBay Short Duration Fixed Income Fund or in connection with shares exchanged for such shares of the RBC BlueBay U.S. Government Money Market Fund, RBC BlueBay Short Duration Fixed Income Fund or RBC BlueBay Ultra-Short Fixed Income Fund, as applicable). In addition, purchases of Class A shares of the RBC BlueBay U.S. Government Money Market Fund, RBC BlueBay Short Duration Fixed Income Fund and RBC BlueBay Ultra-Short Fixed Income Fund are not included in the calculations of rights of accumulation and other reductions of sales charges applicable to purchases of other RBC Funds. For complete information on the RBC Fund you are exchanging into, including fees and expenses, read that fund’s prospectus carefully. Call us for a free copy or contact your investment representative. With the exception of exchanges to the RBC BlueBay U.S. Government Money Market Fund, you must meet the minimum investment requirement of the Fund you are exchanging into. Exchanges from Class A shares of any other RBC Fund to the RBC BlueBay U.S. Government Money Market Fund will be into the Class A shares of the RBC BlueBay U.S. Government Money Market Fund and all other exchanges to the RBC BlueBay U.S. Government Money Market Fund will be into the Institutional Class 1 shares. The names and registrations on the two accounts must be identical. To the extent that an RBC Fund offers Class R6 shares or Class IS shares, Class I shares of that Fund may be exchanged for Class R6 shares or Class IS shares of that Fund at any time, provided that all eligibility requirements for investment in Class R6 shares or Class IS shares are met. You should review the prospectus of the fund you are exchanging into. Call us for a free copy or contact your investment representative. The exchange privilege (including automatic exchanges) may be changed or eliminated at any time upon 60 days’ notice to shareholders.
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Additional Shareholder Services
Services for the following types of accounts are also available to shareholders. Please call 1-800-422-2766 for more information.
• Uniform Transfers/Gifts to Minors Accounts
• TOD Accounts
• Accounts for corporations, partnerships and retirement plans
• Coverdell Education Savings Accounts (not available for Class R6 shares)
• Traditional IRA accounts (not available for Class R6 shares)
• Roth IRA accounts (not available for Class R6 shares)
• Simplified Employee Pensions
Telephone Services. Telephone trades must be received by or prior to market close. During periods of increased market activity, you may have difficulty reaching the Funds by telephone or may encounter higher than usual call waits. If this happens, contact the Funds by mail or allow sufficient time to place your telephone transaction. The Funds may refuse a telephone request, including a request to redeem shares of a Fund. The Funds will use reasonable procedures to confirm that telephone instructions are genuine. If such procedures are followed, neither the Funds nor any persons or entity that provides services to the RBC Funds will be liable for any losses due to unauthorized or fraudulent instructions. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. The Funds reserve the right to limit the frequency or the amount of telephone redemption requests. Once a telephone transaction has been placed, it cannot be cancelled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern time).
Shareholder Mailings. To help lower operating costs, the Funds attempt to eliminate mailing duplicate documents to the same address. When two or more RBC Fund shareholders have the same last name and address, the Funds may send only one prospectus and other similar documents, general information statement or proxy statement to that address rather than mailing separate documents to each shareholder. This practice is known as “householding.” Shareholders may opt out of this single mailing at any time by calling the RBC Funds at 1-800-422-2766 and requesting the additional copies of Fund documents.
Market Timing and Excessive Trading
Market timing may interfere with the management of a Fund’s portfolio and result in increased costs. The RBC Funds do not accommodate market timers. On behalf of the RBC Funds, the Board of Trustees has adopted policies and procedures to discourage short-term trading.
Restriction and Rejection of Purchase or Exchange Orders. The RBC Funds reserve the right to restrict or reject, for any reason, without any prior notice, any purchase order, including exchange purchases. These include transactions representing excessive trading or suspected excessive trading, transactions that may be disruptive to the management of a Fund’s portfolio, and purchase orders not accompanied by proper payment. The RBC Funds reserve the right to delay the
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payment of a redemption order in an exchange order for up to one business day in the event that, in a Fund’s judgment, such delay would be in the Fund’s best interest, in which case both the redemption and purchase will receive the net asset values of the shares redeemed and purchased at the conclusion of the delay period. Redemptions may be suspended or postponed at times when the NYSE is closed, when trading is restricted, or under certain emergency circumstances as determined by the SEC.
If detected, once an accountholder makes five exchanges between RBC Funds during a calendar year, the ability to make additional exchanges for that account may be suspended. In applying these exchange limits, the Funds may consider trading done in multiple accounts under common ownership, control or influence. These exchange limits do not apply to purchases made through the monthly exchange program. In addition, these limits may be modified at the Fund’s discretion for retirement plans to conform to plan exchange features and applicable law and regulation, and for automated or pre-established exchange, asset allocation or dollar cost averaging programs.
The RBC Funds’ policy limiting the number of exchanges applies uniformly to all investors. However, some financial intermediaries, such as investment advisors, broker-dealers, transfer agents and third-party administrators, maintain omnibus accounts in which they aggregate orders of multiple investors and forward aggregated orders to the RBC Funds. Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may not be identified by the financial intermediaries as omnibus accounts, the RBC Funds may be limited in their ability to detect excessive trading or enforce its market timing policy with respect to those omnibus accounts and investors purchasing and redeeming Fund shares through those accounts.
If the RBC Funds identify an investor as a potential market timer or an intermediary as a potential facilitator for market timing in the Funds, even if the above limits have not been reached, the RBC Funds may take steps to restrict or prohibit further trading in the Funds by that investor or through that intermediary. As stated above, the Funds reserve the right to restrict or reject a purchase order for any reason without prior notice. The Funds also reserve the right to terminate an investor’s exchange privilege without prior notice.
Risks Presented by Excessive Trading Practices. Parties engaged in market timing may use many techniques to seek to avoid detection. Despite the efforts of the Funds and their agents to prevent market timing, there is no guarantee that the Funds will be able to prevent all such practices. For example, the Funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always reasonably detect market timing that may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors. Omnibus account arrangements typically aggregate the share ownership positions of multiple shareholders and often result in the Funds being unable to monitor the purchase, exchange and redemption activity of a particular shareholder. To the extent that the Funds and their agents are unable to curtail excessive trading practices in a Fund, those practices may interfere with the efficient management of the Fund’s
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Shareholder Information
investment portfolio, and may, for example, cause the Fund to maintain a higher cash balance than it otherwise would have maintained or to experience higher portfolio turnover than it otherwise would have experienced. This could hinder performance and lead to increased brokerage and administration costs. Those increased costs would be borne by Fund shareholders.
To the extent that a Fund invests in securities that may trade infrequently, such as private placements, it may be susceptible to market timing by investors who seek to exploit perceived price inefficiencies in the Fund’s investments. This is commonly referred to as price arbitrage. Because these securities may trade infrequently, the Funds may be unable to purchase or sell investments at favorable prices in response to cash inflows or outflows caused by timing activity.
Disclosure of Portfolio Holdings
A description of the Funds’ policies and procedures regarding the disclosure of portfolio holdings is available in the Funds’ SAI. The Funds also make certain portfolio securities information available on their website which is accessed by using the Funds’ link at www.rbcgam.com. On the tenth business day after month-end, each Fund’s portfolio holdings and related weightings, and a Fund’s sector/industry weightings (all as of month-end) are posted until replaced by the next month’s information. The aforementioned disclosure may be delayed until the Fund has a full calendar quarter of performance history. In addition, each Fund’s portfolio holdings as of the most recent first and third fiscal quarter-end as filed on Form N-PORT are posted on the Funds’ website within 60 days after the applicable quarter-end.
Distribution Arrangements/Sales Charges
This section describes the sales charges and fees you will pay as an investor in different share classes offered by the Funds and ways to qualify for reduced sales charges. The Class I shares, Class R6 shares and Class IS shares of the Funds have no sales charges or distribution/service (12b-1) fees and, generally, have lower annual expenses than Class A shares. The class of shares that is better for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares. Your financial advisor can help you decide which class of shares is more appropriate for you.
Class I shares may also be available on certain brokerage platforms. An investor transacting in Class I shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.
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Shareholder Information

	Class A	Class I	Class R6	Class IS
Sales Charge (Load)	Maximum sales charge of 3.75%. See Schedule below. CDSC of 1.00% on purchases of $1 million or more for redemptions within 12 months of purchase.	No sales charge.	No sales charge.	No sales charge.
Distribution and Service (12b-1) Fee	0.25%[1]	None	None	None
Fund Expenses	Higher annual expenses than Class I, Class R6 and Class IS shares.	Lower annual expenses than Class A shares.	Lower annual expenses than Class A and Class I shares.	Lower annual expenses than Class A and Class I shares.
1
Under the 12b-1 plan, Class A is authorized to pay expenses directly or reimburse the Distributor for costs and expenses incurred in connection with distribution and marketing of Fund shares subject to a maximum annual limit of up to 0.50% of the average daily net assets attributable to Class A shares of a Fund. Currently, the Board of Trustees has approved an annual limit of 0.25% for Class A shares.
Front-End Sales Charges. Front-end sales charges are imposed on sales of Class A shares at the rates listed in the table below. The sales charge decreases with larger purchases. For example, if you invest more than $100,000, or if your cumulative purchases or the value on your account is more than $100,000, then the sales charge is reduced. (See “Reducing the Initial Sales Charge on Purchases of Class A Shares,” below.) These sales charges will be waived for purchases (i) in accounts invested through wrap programs in which the Funds participates, (ii) through “one-stop” mutual fund networks, (iii) through trust companies and banks acting in a fiduciary, advisory, agency, custodial or similar capacity, or (iv) through group retirement plans. The amount paid for an investment, known as the “offering price,” includes any applicable front-end sales charges. Because of rounding in the calculation of the “offering price,” the actual sales charge you pay may be more or less than that calculated using the percentages shown below. There is no sales charge on reinvested dividends and distributions. Also shown in the table is the portion of the front-end sales charge that is paid to dealers, expressed as a percentage of the offering price of the Fund’s shares.
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Shareholder Information

	Sales Charges as a Percentage of		Dealer Concession as a Percentage of Offering Price
For Purchases:	Offering Price	Net Amount Invested
Less than $100,000	3.75%	3.90%	3.00%
$100,000 — $249,999.99	3.50%	3.63%	2.75%
$250,000 — $499,999.99	2.50%	2.56%	2.00%
$500,000 — $749,999.99	2.00%	2.04%	1.60%
$750,000 — $999,999.99	1.50%	1.52%	1.20%
$1,000,000 and over	0.00%*	0.00%	0.00%**
*
A 1.00% CDSC is imposed on redemptions made within 12 months of a purchase of $1 million or more on which no front-end sales charge was paid. See “Contingent Deferred Sales Charge” below.
**
The Distributor may pay dealers up to 1.00% on investments made in Class A shares with no initial sales charge.
Reducing the Initial Sales Charge on Purchases of Class A Shares
Combining Accounts of Family Members. You may combine accounts in RBC Funds Class A shares of the Funds listed in this Prospectus and all other RBC Funds Class A shares offered in separate prospectuses (except for Class A shares of the RBC BlueBay U.S. Government Money Market Fund, RBC BlueBay Short Duration Fixed Income Fund and RBC BlueBay Ultra-Short Fixed Income Fund) in order to qualify for a reduced sales charge (load). The following types of accounts may be aggregated for purposes of reducing the initial sales charge.
• Accounts owned by you and your immediate family (your spouse and your children under 21 years of age)
• Trust accounts established by you or your immediate family
You need to provide your financial advisor with the information as to which of your accounts qualify as family accounts and this information should be included with your account application.
Letter of Intent. By signing a Letter of Intent (LOI) you can reduce your Class A sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of the Fund and all other RBC Funds Class A shares offered in separate prospectuses (except for Class A shares of the RBC BlueBay U.S. Government Money Market Fund, RBC BlueBay Short Duration Fixed Income Fund and RBC BlueBay Ultra-Short Fixed Income Fund). Any shares purchased within 90 days prior to f the date you sign the LOI may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI. Shares equal to 3.75% of the amount of the LOI will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.
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Shareholder Information
If you establish an LOI with the Fund you can aggregate your accounts as well as the accounts of your immediate family members. You will need to provide written instructions with respect to the other accounts whose purchases should be considered in fulfillment of the LOI.
Rights of Accumulation. For the purpose of qualifying for the lower sales charge rates that apply to larger purchases, you may combine your new purchase of Class A shares with shares of currently owned holdings in Class A shares of the Fund and all other RBC Funds Class A shares offered in separate prospectuses (except for Class A shares of the RBC BlueBay U.S. Government Money Market Fund, RBC BlueBay Short Duration Fixed Income Fund and RBC BlueBay Ultra-Short Fixed Income Fund). The applicable sales charge for the new purchase is based on the total of your current purchase and the current value based on NAV of all other Class A shares you own. You may need to provide your financial advisor with account statements or other information to demonstrate that you qualify for a sales charge reduction.
PLEASE BE ADVISED THAT TO RECEIVE A REDUCTION IN THE INITIAL SALES CHARGE OF YOUR PURCHASES OF CLASS A SHARES OF THE FUND, YOU MUST NOTIFY YOUR FINANCIAL ADVISOR AT THE TIME YOU PURCHASE YOUR SHARES THAT YOU QUALIFY FOR SUCH A REDUCTION. IF YOU DO NOT NOTIFY YOUR FINANCIAL ADVISOR THAT YOU MAY BE ELIGIBLE FOR A SALES CHARGE REDUCTION, YOU MAY NOT RECEIVE A REDUCTION TO WHICH YOU ARE OTHERWISE ENTITLED.
Contingent Deferred Sales Charges. For Class A shares, a 1.00% CDSC is imposed on redemptions made within 12 months of a purchase of $1 million or more of Class A shares on which no front-end sales charge was paid. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a CDSC. For purposes of determining the CDSC, if you sell only some of your shares, shares that are not subject to any CDSC will be sold first, followed by shares that you have owned the longest. The CDSC is based on the initial offering price or the current sales price of the shares, whichever is less.
Waiving Contingent Deferred Sales Charges. The contingent deferred sales charge on Class A shares may be waived in the following cases:
• Redemptions due to death or disability of the shareholder.
• Redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary.
• Permitted exchanges of shares between funds. (However, if shares acquired in the exchange are subsequently redeemed within the period during which a contingent deferred sales charge would have applied to the initial shares purchased, the contingent deferred sales charge will not be waived.)
The contingent deferred sales charge on Class A shares may also be waived for redemptions through a systematic withdrawal plan if such transactions do not exceed 12% of the value of an account annually.
The Funds do not provide additional information on sales charges on their website because the information is contained in the Prospectus, which is available on the Funds’ website at www.dfinview.com/usrbcgam.
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Shareholder Information
Financial Intermediary Waivers. The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from a Fund or on a financial intermediary platform. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers, which are discussed in Appendix A. Except as described in Appendix A, purchases will be subject to the waivers or discounts discussed above. See Appendix A - Financial Intermediary-Specific Sales Charge Waivers.
Distribution and Service (12b-1) Fees
The Funds have adopted a plan under Rule 12b-1. Rule 12b-1 fees paid pursuant to the plan compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Fund’s shares and/or for providing shareholder services. Because 12b-1 fees are paid from Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Under the 12b-1 plan, Class A is authorized to pay directly or reimburse the Distributor in connection with the distribution and marketing of Fund shares subject to an annual limit of up to 0.50% of average daily net assets attributable to Class A shares of a Fund. Up to 0.25% of this fee may be used for shareholder servicing. Currently, the Board of Trustees has approved an annual limit of 0.25% fees for Class A shares.
Shareholder Servicing Plan
The Trust has adopted an Amended and Restated Shareholder Servicing Plan (the “Servicing Plan”) that allows Class A, Class I and Class IS  shares of the Funds, as applicable, to pay service fees to firms that provide shareholder services (“Intermediaries”). Under the Servicing Plan, if an Intermediary provides shareholder services, including responding to shareholder inquiries and assisting shareholders with their accounts, the Funds may pay shareholder servicing fees to the Intermediary at an annual rate not to exceed 0.15% of the average daily value of net assets of the relevant share class. Because these fees are paid out of the Funds’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of charges.
Dividends, Distributions and Taxes
Dividends and Distributions. Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund expects to declare dividends daily and distribute its net investment income, if any, to shareholders as dividends monthly. Each Fund will distribute net realized capital gains, if any, at least annually, generally in December. Dividends will also be paid at any time during the month upon total redemption of shares in an account. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution.
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Shareholder Information
Annual Statements. Each year, the Funds will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in October, November, or December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Funds make every effort to reduce the number of corrected forms mailed to you. However, if a Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares (defined below) sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.
Avoid “Buying a Dividend.” At the time you purchase your Fund shares, a Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Fund before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”
Tax Considerations.   Each Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.
For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends reported by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met. Because the income of a Fund is primarily derived from investments earning interest rather than dividend income, generally none or only a small portion of the income dividends paid to you by the Fund is anticipated to be qualified dividend income eligible for taxation by individuals at long-term capital gain tax rates.
Sale or Redemption of Fund Shares. You will recognize taxable gain or loss on a sale, exchange or redemption of your shares in a Fund, including an exchange for shares of another RBC Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over one year at the time you sell or exchange them. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares. A Fund is required to report to you and the Internal Revenue Service annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also their cost basis for shares purchased or acquired on or after January 1, 2012 (“covered shares”). Cost basis will be calculated using the Funds’ default method of average cost, unless you instruct a Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts
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Shareholder Information
on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected.
Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
Backup Withholding. By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding at the applicable rate on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the Internal Revenue Service instructs it to do so.
State and Local Taxes. Fund distributions and gains from the sale or exchange of your Fund shares  also may be subject to state, local and foreign taxes.
Non-U.S. Shareholders. Shareholders other than U.S. persons may be subject to a different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from a Fund, as discussed in more detail in the SAI.
This discussion of “Dividends, Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.
Organizational Structure
RBC Funds Trust, formerly known as Tamarack Funds Trust, was organized as a Delaware statutory trust on December 16, 2003. Overall responsibility for the management of RBC Funds Trust is vested in the Board of Trustees. At its inception in 1998, the Access Capital Strategies Community Investment Fund (the predecessor fund to the RBC BlueBay Access Capital Community Investment Fund), elected status as a business development company under the 1940 Act, but withdrew its election on May 30, 2006, and registered as a continuously offered, closed-end interval management company under the 1940 Act. The predecessor fund was reorganized into a series of the RBC Funds Trust, a registered open-end management company under the 1940 Act, effective July 28, 2008. Throughout this Prospectus, where appropriate in light of the context, the term “Fund” for the RBC BlueBay Access Capital Community Investment Fund includes the predecessor fund.
72

Financial Highlights
The following tables are intended to help you understand each Fund’s financial performance for the past five fiscal years of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose Report of the Independent Registered Public Accounting Firm, along with each Fund’s financial statements, is included in the Funds’ Form N-CSR, which is available free of charge at www.dfinview.com/usrbcgam or by calling 1-800-422-2766.
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FINANCIAL HIGHLIGHTS
RBC BlueBay Access Capital Community Investment Fund
(Selected data for a share outstanding throughout the periods indicated)
		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 9/30/25	$7.85	0.23	(0.05)	0.18	(0.25)	(0.25)	$7.78
Year Ended 9/30/24	7.26	0.22	0.61	0.83	(0.24)	(0.24)	7.85
Year Ended 9/30/23	7.56	0.20	(0.28)	(0.08)	(0.22)	(0.22)	7.26
Year Ended 9/30/22	8.93	0.11	(1.33)	(1.22)	(0.15)	(0.15)	7.56
Year Ended 9/30/21	9.13	0.10	(0.15)	(0.05)	(0.15)	(0.15)	8.93
Class I
Year Ended 9/30/25	$7.85	0.26	(0.05)	0.21	(0.28)	(0.28)	$7.78
Year Ended 9/30/24	7.26	0.25	0.61	0.86	(0.27)	(0.27)	7.85
Year Ended 9/30/23	7.56	0.23	(0.29)	(0.06)	(0.24)	(0.24)	7.26
Year Ended 9/30/22	8.92	0.15	(1.33)	(1.18)	(0.18)	(0.18)	7.56
Year Ended 9/30/21	9.13	0.13	(0.16)	(0.03)	(0.18)	(0.18)	8.92
Class IS
Year Ended 9/30/25	$7.84	0.26	(0.04)	0.22	(0.28)	(0.28)	$7.78
Year Ended 9/30/24	7.26	0.25	0.60	0.85	(0.27)	(0.27)	7.84
Year Ended 9/30/23	7.56	0.23	(0.28)	(0.05)	(0.25)	(0.25)	7.26
Year Ended 9/30/22	8.92	0.15	(1.33)	(1.18)	(0.18)	(0.18)	7.56
Year Ended 9/30/21	9.12	0.13	(0.15)	(0.02)	(0.18)	(0.18)	8.92

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

		Ratios/Supplemental Data
	Total Return(a)(b)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets Excluding Interest Expense	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 9/30/25	2.55%	$4,632	0.80%	0.80%	3.07%	0.84%	109%
Year Ended 9/30/24	11.68%	6,045	0.80%	0.80%	2.97%	0.80%	127%
Year Ended 9/30/23	(1.20)%	6,963	0.80%	0.80%	2.61%	1.05%	74%
Year Ended 9/30/22	(13.84)%	9,515	0.80%	0.80%	1.36%	0.84%	21%
Year Ended 9/30/21	(0.61)%	14,233	0.80%	0.80%	1.07%	0.86%	25%
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FINANCIAL HIGHLIGHTS
		Ratios/Supplemental Data
	Total Return(a)(b)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets Excluding Interest Expense	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class I
Year Ended 9/30/25	2.78%	$613,776	0.45%	0.45%	3.42%	0.54%	109%
Year Ended 9/30/24	12.03%	615,906	0.45%	0.45%	3.32%	0.55%	127%
Year Ended 9/30/23	(0.85)%	600,100	0.45%	0.45%	2.98%	0.53%	74%
Year Ended 9/30/22	(13.44)%	643,252	0.45%	0.45%	1.74%	0.51%	21%
Year Ended 9/30/21	(0.37)%	701,768	0.45%	0.45%	1.42%	0.52%	25%
Class IS
Year Ended 9/30/25	2.96%	$57,516	0.40%	0.40%	3.47%	0.52%	109%
Year Ended 9/30/24	11.95%	47,438	0.40%	0.40%	3.36%	0.53%	127%
Year Ended 9/30/23	(0.80)%	52,403	0.40%	0.40%	3.03%	0.53%	74%
Year Ended 9/30/22	(13.40)%	51,376	0.40%	0.40%	1.87%	0.50%	21%
Year Ended 9/30/21	(0.21)%	31,237	0.40%	0.40%	1.47%	0.55%	25%

*
During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated. The impact of the voluntary waivers for each period was less than 0.01%.

**
Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rate includes to-be-announced (“TBA”)
transactions.

(a)	Excludes sales charge.
(b)
Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

75

FINANCIAL HIGHLIGHTS
RBC BlueBay Impact Bond Fund
(Selected data for a share outstanding throughout the periods indicated)
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 9/30/25	$8.81	0.33	(0.18)	0.15	(0.32)	—	(0.32)	$8.64
Year Ended 9/30/24	8.19	0.31	0.62	0.93	(0.31)	—	(0.31)	8.81
Year Ended 9/30/23	8.42	0.25	(0.23)	0.02	(0.25)	—	(0.25)	8.19
Year Ended 9/30/22	10.17	0.17	(1.71)	(1.54)	(0.14)	(0.07)	(0.21)	8.42
Year Ended 9/30/21	10.58	0.09	(0.24)	(0.15)	(0.12)	(0.14)	(0.26)	10.17
Class I
Year Ended 9/30/25	$8.84	0.35	(0.18)	0.17	(0.35)	—	(0.35)	$8.66
Year Ended 9/30/24	8.21	0.33	0.63	0.96	(0.33)	—	(0.33)	8.84
Year Ended 9/30/23	8.44	0.27	(0.23)	0.04	(0.27)	—	(0.27)	8.21
Year Ended 9/30/22	10.19	0.16	(1.67)	(1.51)	(0.17)	(0.07)	(0.24)	8.44
Year Ended 9/30/21	10.59	0.12	(0.23)	(0.11)	(0.15)	(0.14)	(0.29)	10.19
Class R6
Year Ended 9/30/25	$8.83	0.35	(0.17)	0.18	(0.35)	—	(0.35)	$8.66
Year Ended 9/30/24	8.21	0.34	0.61	0.95	(0.33)	—	(0.33)	8.83
Year Ended 9/30/23	8.44	0.27	(0.22)	0.05	(0.28)	—	(0.28)	8.21
Year Ended 9/30/22	10.19	0.16	(1.67)	(1.51)	(0.17)	(0.07)	(0.24)	8.44
Year Ended 9/30/21	10.60	0.12	(0.24)	(0.12)	(0.15)	(0.14)	(0.29)	10.19
Class Y
Year Ended 9/30/25	$8.83	0.35	(0.18)	0.17	(0.35)	—	(0.35)	$8.65
Year Ended 9/30/24	8.20	0.33	0.63	0.96	(0.33)	—	(0.33)	8.83
Year Ended 9/30/23	8.43	0.27	(0.22)	0.05	(0.28)	—	(0.28)	8.20
Year Ended 9/30/22	10.19	0.16	(1.68)	(1.52)	(0.17)	(0.07)	(0.24)	8.43
Period Ended 9/30/21(b)	10.15	0.05	0.04	0.09	(0.05)	—	(0.05)	10.19

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	For the period from April 12, 2021 (commencement of operations) through September 30, 2021.

76

FINANCIAL HIGHLIGHTS
		Ratios/Supplemental Data
	Total Return(a)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 9/30/25	1.84%	$1,523	0.69%	3.81%	0.97%	63%
Year Ended 9/30/24	11.51%	1,552	0.69%	3.66%	1.03%	79%
Year Ended 9/30/23	0.18%	974	0.70%	2.89%	1.09%	79%
Year Ended 9/30/22	(15.30)%	941	0.70%	1.91%	0.70%	33%
Year Ended 9/30/21	(1.47)%	21	0.70%	0.91%	54.43%	36%
Class I
Year Ended 9/30/25	1.98%	$116,346	0.44%	4.05%	0.61%	63%
Year Ended 9/30/24	11.89%	119,230	0.44%	3.88%	0.63%	79%
Year Ended 9/30/23	0.44%	108,268	0.45%	3.15%	0.62%	79%
Year Ended 9/30/22	(15.05)%	95,006	0.45%	1.70%	0.65%	33%
Year Ended 9/30/21	(1.13)%	77,793	0.45%	1.14%	0.73%	36%
Class R6
Year Ended 9/30/25	2.15%	$124,487	0.39%	4.10%	0.48%	63%
Year Ended 9/30/24	11.82%	125,646	0.39%	3.95%	0.50%	79%
Year Ended 9/30/23	0.49%	80,372	0.40%	3.21%	0.48%	79%
Year Ended 9/30/22	(15.01)%	66,391	0.40%	1.69%	0.52%	33%
Year Ended 9/30/21	(1.17)%	81,762	0.40%	1.14%	0.62%	36%
Class Y
Year Ended 9/30/25	2.03%	$40,892	0.39%	4.10%	0.47%	63%
Year Ended 9/30/24	11.96%	47,484	0.39%	3.92%	0.49%	79%
Year Ended 9/30/23	0.49%	51,555	0.40%	3.19%	0.49%	79%
Year Ended 9/30/22	(15.11)%	51,307	0.40%	1.70%	0.50%	33%
Period Ended 9/30/21(b)	0.90%(c)	60,373	0.40%(d)	0.99%(d)	0.59%(d)	36%

*
During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated. The impact of the voluntary waivers for each period was less than 0.01% except for the periods ended September 30, 2024 and September 30, 2025, when the Fund’s net expense ratios would increase by an amount of 0.01%.

**
Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rate includes to-be-announced (“TBA”)
transactions.

(a)
Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(b)	For the period from April 12, 2021 (commencement of operations) through September 30, 2021.
(c)	Not annualized.
(d)	Annualized.
77

Appendix A
Financial Intermediary-Specific Sales Charge Waivers
The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.
J.P. Morgan Securities LLC
If you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or Statement of Additional Information (“SAI”).
Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC
• Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.
• Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.
• Shares purchased through rights of reinstatement.
• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
• Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.
CDSC waivers on Class A shares available at J.P. Morgan Securities LLC
• Shares sold upon the death or disability of the shareholder.
• Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
• Shares purchased in connection with a return of excess contributions from an IRA account.
• Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
78

Appendix A
• Shares acquired through a right of reinstatement.
Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent
• Breakpoints as described in the prospectus.
• Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.
• Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).
Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)
Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at Raymond James
Shares purchased in an investment advisory program.
• Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
• Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
CDSC Waivers on Class A shares available at Raymond James
• Death or disability of the shareholder.
• Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.
• Return of excess contributions from an IRA Account.
• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Fund’s Prospectus.
• Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
79

Appendix A
• Shares acquired through a right of reinstatement.
Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent
• Breakpoints as described in this Prospectus.
• Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
• Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
80

Privacy Policy
RBC Funds
Notice of Privacy Policy & Practices
The RBC Funds recognize and respect the privacy concerns and expectations of our customers, including individuals who provide their nonpublic personal information to the RBC Funds but do not invest in the Funds’ shares. We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to our affiliates and to third parties who are not affiliated with the RBC Funds. For the purpose of this Policy, our affiliates are companies that are related by common ownership or control with RBC Global Asset Management (U.S.) Inc.
Collection of Customer Information
We collect nonpublic personal information about our customers from the following sources:
• Account Applications and Other Forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;
• Account History, including information about the transactions and balances in a customer’s accounts; and
• Correspondence, written, telephonic or electronic between a customer and the RBC Funds or service providers to the RBC Funds.

Disclosure of Customer Information
We may disclose all of the information described above to our affiliates and to certain third parties who are not affiliated with the Fund under one or more of these circumstances:
• As Authorized — if you request or authorize the disclosure of the information.
• As Permitted by Law — for example, sharing information with companies who maintain or service customer accounts for the RBC
Funds is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts.
• Under Joint Agreements — we may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

Security, Safeguarding and Destruction of Customer Information and Reports
We require service providers to the RBC Funds to maintain:
• Policies and procedures designed to assure only appropriate access to, and use of information about customers of, the RBC Funds;
• Physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of the
RBC Funds;
• Physical, electronic and procedural safeguards for the proper disposal of customer and consumer report information, as defined in Rule
30(b)(1)(ii) of Regulation S-P.

Delegation
The RBC Funds have delegated the responsibility to implement appropriate written procedures for such safeguarding and disposal of customer and consumer report information and records to the Funds'
transfer agent and/or any other service provider who may come into possession of such information.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the RBC Funds.
81

Where to Learn More About the Funds
For more information about the Funds, the following documents are available free upon request, once available:
Annual/Semi-Annual Reports (Reports) and Form N-CSR:
The Funds’ Reports to shareholders and Form N-CSR contain additional information on the Funds’ investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year. In the Form N-CSR, you will find the Funds’ annual and semi-annual financial statements.
Statement of Additional Information (SAI):
The Funds’ SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.

 You can get free copies of the Reports, the SAI and Form N-CSR, or request other information and discuss your questions about the Funds by contacting a broker or bank that sells the Funds, or contacting the Funds at:
RBC Funds
c/o U.S. Bank Global Fund Services
PO Box 219252
Kansas City, MO 64121-9252
Telephone: 1-800-422-2766
You may also visit the Funds’ website at www.dfinview.com/usrbcgam for a free copy of the Funds’ Prospectus, SAI, Reports or Form N-CSR.
Information from the Securities and Exchange Commission:
You can review and obtain copies of Fund documents from the SEC as follows:
On the EDGAR database via the Internet:
www.sec.gov
By electronic request:
publicinfo@sec.gov
(The SEC charges a fee to copy any documents.)
Investment Company Act File No. 811-21475.
RBC Impact PRO 1/26

RBC Global Asset Management
RBC Equity Fund
Prospectus
January 28, 2026

RBC SMID Cap Growth Fund
Class A:	TMCAX
Class I:	TMCIX
Class R6:	RSMRX

As with all mutual funds, the U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved the Fund shares described in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Fund Summaries
This Prospectus describes the
equity fund (the “Fund”)
offered by RBC Funds Trust.
Carefully review this
important section, which
summarizes the Fund’s
investment objectives,
principal investment strategies
and risks, past performance,
and fees.
1 RBC SMID Cap Growth Fund 7 Important Additional Information
More on the Fund’s Investment Objectives, Principal Investment Strategies and Principal Risks
8 Investment Objectives 8 Principal Investment Strategies 9 Investing for Temporary Defensive Purposes 9 Principal Risks 11 Additional Risks
Management
The Fund is managed by RBC Global Asset Management (U.S.) Inc. (the “Adviser”).	13 Investment Adviser 15 Portfolio Manager
Shareholder Information
Review this section for details on how shares are valued, how to purchase, sell and exchange shares, related charges and payments of dividends and distributions.
16 Pricing of Fund Shares
18 Investment Minimums
19 Additional Policies About Transactions
22 Instructions for Opening an Account
24 Instructions for Purchasing and Adding to Your
Shares
25 Automatic Investment Plan
25 Dividends and Distributions and Directed Dividend
Option
26 Selling Your Shares
27 Instructions for Selling Shares (Redemptions)
29 Additional Policies on Selling Shares (Redemptions)
32 Exchanging Your Shares
33 Additional Policies on Exchanges
34 Additional Shareholder Services
34 Market Timing and Excessive Trading
36 Disclosure of Portfolio Holdings
36 Distribution Arrangements/Sales Charges
40 Distribution and Service (12b-1) Fees

40 Shareholder Servicing Plan 40 Dividends, Distributions and Taxes 42 Organizational Structure
Financial Highlights 43
Appendix A 46
Privacy Policy 49
Back Cover
Where to Learn More About the Fund

This page has been left blank intentionally.

Fund Summary
RBC SMID Cap Growth Fund
Investment Objective
The Fund seeks long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares of the Fund if you and your family invest, or agree to invest in the future, at least $25,000 in Class A shares of the RBC Funds. More information about these and other discounts is available from your financial intermediary and under the subheading “Reducing the Initial Sales Charge on Purchases of Class A Shares” on page 38 of this Prospectus.
	Class A	Class I	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of offering or sales price, whichever is less)[1]	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	None	None
Other Expenses	0.28%	0.28%	0.16%
Total Annual Fund Operating Expenses	1.23%	0.98%	0.86%
Fee Waiver and/or Expense Reimbursement[2]	(0.16) %	(0.16) %	(0.09) %
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	1.07%	0.82%	0.77%
1
A 1.00% Contingent Deferred Sales Charge ("CDSC") is imposed on redemptions of Class A shares made within 12 months of a purchase of $1 million or more of Class A shares on which no front-end sales charge was paid.
2
The Adviser has contractually agreed to waive fees and/or pay operating expenses in order to limit the Fund’s total expenses (excluding brokerage and other investment-related costs, interest, taxes, dues, fees and other charges of governments and their agencies, extraordinary expenses such as litigation and indemnification, other expenses not incurred in the ordinary course of the Fund’s business and acquired fund fees and expenses) to 1.07% of the Fund’s average daily net assets for Class A shares, 0.82% for Class I shares and 0.77% for Class R6 shares. This expense limitation agreement is in place until January 31, 2027 and may not be terminated by the Adviser prior to that date. The expense limitation agreement may be revised or terminated by the Fund’s board of trustees if the board consents to a revision or termination as being in the best interests of the Fund. The Adviser is entitled to recoup from the Fund or class the fees and/or operating expenses previously waived or reimbursed for a period of 12 months from the date of such waiver or reimbursement, provided that such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (i) the Fund’s expense limitation at the time of the waiver or reimbursement and (ii) the Fund’s expense limitation at the time of recoupment.
1

Fund Summary
RBC SMID Cap Growth Fund
Example:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs for the Fund reflect the net expenses of the Fund that result from the contractual expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$678	$928	$1,197	$1,964
Class I	$84	$296	$526	$1,187
Class R6	$79	$265	$467	$1,053
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in common stocks of small- and mid-capitalization growth companies that fall within the market capitalization range of the Russell 2500™ Growth Index at the time of investment. For purposes of this policy, the term “assets” means net assets plus the amount of borrowings for investment purposes. As of December 31, 2025, the market capitalization range for the Russell 2500™ Growth Index was approximately $13.68 million to $37.26 billion. The Adviser uses a bottom-up investment approach employing fundamental analysis to identify individual companies for inclusion in the Fund’s portfolio.
In analyzing companies for investment, the Adviser looks for, among other things, companies that it believes have:
• Positive future revenue and earnings growth prospects
• Consistent financial results
• High returns on equity and profit margins relative to industry peers
• A strong balance sheet
• Attractive valuation metrics
In addition, the Adviser prefers companies that it believes possess the following qualitative characteristics:
• Superior company management
• A stable and durable business model
2

Fund Summary
RBC SMID Cap Growth Fund
The Fund’s portfolio will normally consist of approximately 65 to 80 companies.
The Adviser incorporates material environmental, social and governance (ESG) factors as part of the investment process for applicable types of investments. The ESG factors deemed material to the Fund are at the discretion of the Adviser.
Principal Risks
The value of your investment in the Fund will change daily, which means that you could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. By itself, the Fund is not a balanced investment program. There is no guarantee that the Fund will meet its goal. The principal risks of investing in the Fund include:
Equity Market Risk. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. The values of equity securities, including common stocks, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.
Small Company Risk. Stocks of smaller and less seasoned companies involve greater risks than those of larger companies. These companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Smaller companies may be more sensitive to changes in the economy overall. Historically, small company stocks have been more volatile than those of larger companies. As a result, the Fund’s net asset value may be subject to rapid and substantial changes.
Mid-Sized Company Risk. Stocks of mid-sized companies may carry greater risks than those of larger companies because mid-sized companies may have less management experience, competitive strengths and financial resources than larger companies. Mid-sized companies may also be more vulnerable to adverse business or economic events and may be more volatile than larger companies.
Growth Investing Risk. Growth investing attempts to identify companies that the Advisor believes will experience rapid earnings growth relative to value or other types of stocks. Therefore, growth stocks may trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value.
Market Risk. The markets in which the Fund invests may go down in value, sometimes sharply and unpredictably. The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, tariffs and other trade barriers, and national and international political circumstances. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in
3

Fund Summary
RBC SMID Cap Growth Fund
losses. A Fund’s investments may be overweighted from time to time in one or more sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.
Active Management Risk. The Fund is actively managed and its performance therefore will reflect in part the Adviser’s ability to make investment decisions that are suited to achieve the Fund’s investment objective.
Performance Information
The bar chart and performance table provide an indication of the risks of an investment in the Fund by showing changes in performance from year to year and by showing how the Fund’s average annual total returns (before and after taxes) compare with those of two indices. The S&P 500 Index serves as the Fund’s regulatory index and provides a broad measure of market performance. The Russell 2500™ Growth Index is the Fund’s additional index and is more representative of the Fund’s investment universe than the regulatory index. The returns for Class I and Class R6 shares will be different than the returns of Class A shares shown in the bar chart and performance table because fees and expenses of the classes differ. The bar chart shows the Fund’s performance for the past ten calendar years. Sales charges are not reflected in the bar chart, and if those charges had been included, the returns would be less than those shown below. Past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated information on the Fund’s performance can be obtained by visiting www.rbcgam.com or by calling 1-800-422-2766.
RBC SMID Cap Growth Fund – Class A
Annual Total Returns

During the period shown in the chart for the Class A Shares of the Fund:
	Quarter	Returns
Best quarter:	Q2 2020	24.65%
Worst quarter:	Q1 2020	(23.39) %
?
4

Fund Summary
RBC SMID Cap Growth Fund
Performance Table
The table below shows after-tax returns for Class A shares only and assumes applicable maximum sales charges. After-tax returns for Class I shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume that the investor received a tax benefit for any loss incurred on the sale of the shares. The inception date of Class A and Class I is December 31, 1990 and of Class R6 is November 21, 2016. Performance shown for Class R6 prior to its inception date is based on the performance of Class I shares, adjusted to reflect the fees and expenses of Class R6 shares.
Average Annual Total Returns (for the periods ended December 31, 2025)
	Past Year	Past 5 Years	Past 10 Years	Since Inception
Class A Before Taxes	(6.78) %	3.41%	8.86%	10.22%
Class A After Taxes on Distributions	(8.81) %	1.11%	6.39%	8.31%
Class A After Taxes on Distributions and Sale of Shares	(2.54) %	2.52%	6.73%	8.34%
Class I Before Taxes	(0.85) %	4.89%	9.79%	10.72%
Class R6 Before Taxes	(0.78) %	4.95%	9.85%	10.93%
S&P 500 Index	17.88%	14.42%	14.82%	11.22%
Russell 2500™ Growth Index (reflects no deduction for fees, expenses or taxes)	10.31%	2.98%	10.55%	10.25%

1
The performance for the period from June 1, 1994 to April 19, 2004 reflects the performance of the Mid Cap Equity Fund, the predecessor to RBC SMID Cap Growth Fund. The performance of the Fund also includes the performance of a common trust fund (“CTF”) account advised by the Advisor (including its predecessor) and managed the same as the Fund in all material respects for the period from December 31, 1990 to June 1, 1994, as adjusted to reflect the full contractual rate of expenses associated with the Fund at its inception. The CTF account was not registered with the Securities and Exchange Commission (“SEC”) under the 1940 Act and therefore was not subject to the investment restrictions imposed by law on registered mutual funds. If the CTF account had been registered, the CTF account’s performance may have been adversely affected. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower).
Management
Investment Adviser
RBC Global Asset Management (U.S.) Inc.
Portfolio Managers
The following individual is primarily responsible for the day-to-day management of the Fund’s portfolio:
5

Fund Summary
RBC SMID Cap Growth Fund
• Richard J. Drage, Senior Portfolio Manager of the Adviser, has been a portfolio manager of the Fund since January 2021.
For important information about “Purchase and Sale of Fund Shares,” please turn to “Important Additional Information” on page 7 of this Prospectus.
Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or a combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case you may be taxed later upon withdrawal of your investment from such arrangement.
For important information about “Payments to Broker-Dealers and Other Financial Intermediaries,” please turn to “Important Additional Information” on page 7 of this Prospectus.
6

Important Additional Information
Purchase and Sale of Fund Shares
You may purchase or redeem (sell) shares of the Funds on any business day by phone (1-800-422-2766), by mail (RBC Funds, c/o U.S. Bank Global Fund Services, PO Box 219252, Kansas City, MO 64121-9252) or by wire. The following table provides the Funds’ minimum initial and subsequent investment requirements, which may be reduced or modified in some cases.
Minimum Initial Investment:
Class A	$1,000 ($250 for IRA and $100 for Automatic Monthly Investment Plan)
Class I	$250,000 ($0 for Qualified Retirement Plans)
Class R6	$250,000 for Institutional Investors[1] $0 for Eligible Investors[1]
Minimum Subsequent Investment:
Class A	None
Class I	None
Class R6	None
1
For more information about Institutional Investors and Eligible Investors, see “Additional Policies About Transactions” on page 19 of this Prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
7

More on the Fund’s Investment Objectives, Principal Investment Strategies and Principal Risks
Investment Objectives
The RBC SMID Cap Growth Fund’s  investment objective described in the “Fund Summary” section of this Prospectus is fundamental and cannot be changed without shareholder approval.
Principal Investment Strategies
A full discussion of all permissible investments can be found in the Funds’ Statement of Additional Information (“SAI”).
RBC SMID Cap Growth Fund. The Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in common stocks of small-and mid-capitalization growth companies that fall within the market capitalization range of the Russell 2500™ Growth Index at the time of investment. For purposes of this policy, the term “assets” means net assets plus the amount of borrowings for investment purposes. As of December 31, 2025, the market capitalization range for the Russell 2500™ Growth Index was approximately $13.68 million to $37.26 billion. The 80% investment policy may be changed by the Board without shareholder approval. The Fund will provide notice to shareholders at least 60 days prior to any change to its 80% investment policy. The Adviser uses a bottom-up investment approach employing fundamental analysis to identify individual companies for inclusion in the Fund’s portfolio. In analyzing companies for investment, the Adviser looks for, among other things, companies that it believes have:
• Positive future revenue and earnings growth prospects
• Consistent financial results
• High returns on equity and profit margins relative to industry peers
• A strong balance sheet
• Attractive valuation metrics
In addition, the Adviser prefers companies that it believes possess the following qualitative characteristics:
• Superior company management
• A stable and durable business model
The Fund’s portfolio will normally consist of approximately 65 to 80 companies. The Fund normally invests for the long-term but may sell a security at any time that the Adviser considers it to be overvalued or otherwise unfavorable.
The Adviser incorporates material environmental, social and governance (ESG) factors as part of the investment process for applicable types of investments. The ESG factors deemed material to the Fund are at the discretion of the Adviser.
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More on the Fund’s Investment Objectives, Principal Investment Strategies and Principal Risks
Investing for Temporary Defensive Purposes
The Fund may respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in temporary defensive instruments, consisting of cash, short-term debt obligations or other high quality investments. This could prevent losses, but, if the Fund is investing defensively, it may not be investing according to its principal investment strategy and may not achieve its investment objective.
Principal Risks
The Fund is affected by changes in the economy, or in securities and other markets. There is also the possibility that investment decisions the Adviser makes with respect to the investments of the Fund will not accomplish what they were designed to achieve or that the investments will have disappointing performance.
Because the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up and you can lose money by investing in the Fund.
Your investment is not a bank deposit, and it is not insured or guaranteed by the FDIC or any other government agency, entity, or person.
The principal risks of investing in the Fund are identified in the “Fund Summary” section of this Prospectus and are further described below.
Active Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. Additionally, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve their investment objectives.
Equity Market Risk. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. The values of equity securities, including common stocks, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers. To the extent that a Fund invests in instruments that provide exposure to equity securities (such as equity
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More on the Fund’s Investment Objectives, Principal Investment Strategies and Principal Risks
linked securities), those instruments are subject to the same risks as direct investments in the underlying equity securities. If an underlying equity security decreases in value, the value of the corresponding instrument will likely decrease; however, the performance of such an instrument may not correlate exactly to the performance of the underlying equity security that it seeks to replicate. Such instruments are also subject to counterparty risk.
Growth Investing Risk. Growth investing attempts to identify companies that the Adviser believes will experience rapid earnings growth relative to value or other types of stocks. The value of these stocks generally is much more sensitive to current or expected earnings than stocks of other types of companies. Short-term events, such as a failure to meet industry earnings expectations, can cause dramatic decreases in the growth stock price compared to other types of stock. Growth stocks may also trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value. The Fund’s performance may be better or worse than the performance of equity funds that focus on value stocks or that have a broader investment style.
Market Risk. One or more markets in which the Fund invests may go down in value, sometimes sharply and unpredictably, and the value of the Fund’s portfolio securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Events in one market may adversely impact a seemingly unrelated market. The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by the Fund.
Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses. Market risk includes the risk that geopolitical and other events will disrupt the economy on a national or global level. For example, war, terrorism, market manipulation, government defaults, government shutdowns, tariffs and other trade barriers, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets, which could cause the Fund to lose value. These events could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. In addition, the current contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, has in the past resulted, and may in the future result, in a government shutdown, which could have an adverse impact on the Fund’s investments and operations. Additional and/or prolonged U.S. federal government shutdowns may affect investor and consumer confidence and may
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More on the Fund’s Investment Objectives, Principal Investment Strategies and Principal Risks
adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.
Governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments. To the extent that the Fund focuses its investments in a region enduring geopolitical market disruption, it will face higher risk of loss, although the increasing interconnectivity between global economies and financial markets can lead to events or conditions in one country, region or financial market adversely impacting a different country, region or financial market.
Recently, in response to rising global inflation, governmental authorities raised interest rates. Government efforts to support the economy and financial markets may increase the risk that asset prices have a higher degree of correlation than historically seen across markets and asset classes. Many markets reached historical highs during recent periods and could be approaching the end of an economic expansion cycle. Furthermore, there is no guarantee that actions taken by governmental bodies to reduce inflation will be effective.
Mid-Sized Company Risk. Stocks of mid-sized companies may carry greater risks than those of larger companies because mid-sized companies may have less management experience, competitive strengths and financial resources than larger companies. They may be less liquid than stocks of larger companies and may be more sensitive to changes in the economy overall. Historically, mid-sized company stocks have been more volatile than those of larger companies.
Small Company Risk. Stocks of smaller and less seasoned companies involve greater risks than those of larger companies. These companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Smaller companies may be more sensitive to changes in the economy overall. Historically, small company stocks have been more volatile than those of larger companies. As a result, a Fund’s net asset value (“NAV”) may be subject to rapid and substantial changes. Small company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if a Fund wants to sell a large quantity of a small company stock, the Fund may have to sell at a lower price than the Adviser might prefer, or it may have to sell in small quantities over a period of time.
Additional Risks
In addition to the principal investment risks described above, the Fund will generally be subject to the following additional, non-principal risks:
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More on the Fund’s Investment Objectives, Principal Investment Strategies and Principal Risks
Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value (“NAV”) and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large redemptions also could accelerate the realization of capital gains, increase the Fund’s transaction costs, and impact the Fund’s performance.
Liquidation Risk. To the extent authorized by law, the Fund reserves the right to discontinue offering shares at any time, merge, reorganize itself or any class of shares or cease operations and liquidate.
Operational Risk. The Fund’s investments may be adversely affected due to the operational process of the Fund’s service providers, including the Adviser, transfer agent, custodian, or administrator. The Fund may be subject to losses arising from inadequate or failed internal controls, processes, and systems, or from human or external events.
Regulatory and Legal Risk. Governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that can affect the investments held by a Fund, the strategies used by a Fund or the level of regulation or taxation that applies to a Fund. These regulations and laws can adversely impact the investment strategies, performance, costs and operations of a Fund or taxation of shareholders.
In addition, entities that are part of banking organizations, such as the Adviser and its affiliates, are subject to extensive government regulation. Government regulation may change frequently and may have significant effects, including limiting the ability of the Adviser and its affiliates from engaging in certain trading activities, which may adversely impact the Funds.
For example, the so-called “Volcker Rule” prohibits the Adviser and its affiliates from engaging in certain trading activities. A Fund may be adversely impacted by this rule if the Adviser or its affiliates own 25% or more of the Fund’s shares outside of any seeding period permitted by the rule. These restrictions may prevent a Fund from maintaining sufficient seed capital and may cause the Fund to liquidate at the end of the period if the Fund is not able to achieve sufficient scale. Funds that are not managed by entities that are part of banking organizations are not subject to these limitations.
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Management
Investment Adviser
The Fund is advised by RBC Global Asset Management (U.S.) Inc., a wholly-owned subsidiary of Royal Bank of Canada (“RBC”). RBC is one of North America’s leading diversified financial services companies and provides personal and commercial banking, wealth management services, insurance, corporate and investment banking, and transaction processing services on a global basis. RBC employs approximately 97,000 people who serve more than 17 million personal, business, public sector, and institutional clients through offices in Canada, the U.S. and 27 other countries around the world. The Adviser has been registered with the SEC as an investment adviser since 1983 and has been a portfolio manager of publicly offered mutual funds since 1986. The Adviser maintains its offices at 250 Nicollet Mall, Suite 1550, Minneapolis, Minnesota 55401. As of December 31, 2025, the Adviser’s investment team managed approximately $71.6 billion in assets for corporations, public and private pension plans, Taft-Hartley plans, charitable institutions, foundations, endowments, municipalities, registered mutual funds, private investment funds, trust programs, foreign funds such as UCITS funds, individuals (including high net worth individuals), wrap sponsors and other U.S. and international institutions.
For the advisory services the Adviser provides, the Fund paid a fee (expressed as a percentage of average daily net assets) during the fiscal year ended September 30, 2025, as follows:
RBC SMID Cap Growth Fund	0.70%
The Adviser has contractually agreed to waive fees and/or pay operating expenses through January 31, 2027, for the Fund in order to maintain net annual fund operating expenses of the Fund as set forth below:
	Class A	Class I	Class R6
RBC SMID Cap Growth Fund	1.07%	0.82%	0.77%
The expense limitation agreement for the Fund excludes brokerage and other investment-related costs, interest, taxes, dues, fees and other charges of governments and their agencies, extraordinary expenses such as litigation (including legal and audit fees and other costs in contemplation of or incidental thereto) and indemnification, other expenses not incurred in the ordinary course of the Fund’s business and fees and expenses incurred indirectly by the Fund as a result of investment in shares of another investment company. The Adviser is entitled to recoup from the Fund or class the fees and/or operating expenses previously waived or reimbursed for a period of 12 months from the date of such waiver or reimbursement, provided that such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (i) the Fund’s expense limitation at the time of the waiver or reimbursement and (ii) the Fund’s expense limitation at the time of recoupment.
The Adviser provides certain administrative services necessary for the operation of the Fund, including among other things, (i) providing office space, equipment and facilities for maintaining the Fund’s organization, (ii) preparing the Trust’s registration statement, proxy statements and all annual and semi-annual reports to Fund shareholders, and (iii) general supervision of the operation of the Fund, including
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Management
coordination of the services performed by the Fund’s Adviser, Quasar Distributors, LLC (the “Distributor”), custodian, independent accountants, legal counsel and others.
Information regarding the factors considered by the Board of Trustees in connection with the most recent approval of the Investment Advisory Agreement with the Adviser is provided in the Fund’s report filed on Form N-CSR for the fiscal year ended September 30, 2025.
Additional Payments. The Adviser may make payments, out of its own resources and at no cost to the Fund or shareholders, to certain broker-dealers, mutual fund supermarkets, or other financial institutions (“Intermediaries”) in connection with the provision of administrative services; the distribution of the Fund’s shares; and reimbursement of ticket or operational charges (fees that an institution charges its representatives for effecting transactions in the Fund’s shares). In addition, certain Intermediaries may receive fees from the Fund for providing recordkeeping and other services for individual shareholders and/or retirement plan participants.
Conflicts of Interest Risk. An investment in the Fund may be subject to actual or potential conflicts of interest. For example, the Adviser and/or its affiliates may face conflicts of interest when receiving compensation for services provided by affiliates or in the side-by-side management of Fund and other client accounts. The Adviser and/or its affiliates may make investment decisions that differ from and/or negatively impact those made on behalf of the Fund. For more information about conflicts of interest, see the Potential Conflicts of Interest section in the SAI.
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Management
Portfolio Manager
The Adviser is responsible for the overall management of the Fund’s portfolio, including security analysis, industry recommendations, cash positions, the purchase and sell decision making process and general daily oversight of the Fund’s portfolios. The individual primarily responsible for the day-to-day management of the Fund’s portfolio is set forth below:
Portfolio Manager	Title	Role on Fund Since	Total Years of Financial Industry Experience	Degrees and Designations	Experience for Last 5 Years
RBC SMID Cap Growth Fund:
Richard Drage	Senior Portfolio Manager	January 2021	31 years	BA Northwestern University, MS DePaul University, CPA, CFA charterholder	Portfolio Manager at the Adviser since 2013 and Senior Equity Analyst at the Advisor, 2009-2013.
Additional information about the portfolio manager’s compensation arrangements, other accounts managed by the portfolio manager, as applicable, and the portfolio manager’s ownership of securities of the funds they manage is available in the Fund’s SAI.
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Shareholder Information
Pricing of Fund Shares
How NAV Is Calculated. The NAV is the value of a single share. A separate NAV is calculated for each share class of a Fund. The NAV is calculated by adding the total value of a Fund’s investments and other assets, determining the proportion of that total allocable to the particular class, subtracting the liabilities allocable to the class and then dividing that figure by the number of outstanding shares of that class.
1.
NAV is calculated separately for each class of shares.
2.
You can find the Fund’s NAVs daily in various newspapers, at www.bloomberg.com, www.rbcgam.com, or by calling 1-800-422-2766.
NAV =	Total Assets of Class – Liabilities
Number of Shares Outstanding
The per share NAV of the Fund is determined each day the New York Stock Exchange (“NYSE”) is open for trading or (at the Fund’s option) on days the primary trading markets for the Fund’s portfolio instruments are open (“Value Date”) as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time or such other time as determined by the NYSE). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its shares as of the regularly scheduled NYSE closing time, if the particular disruption directly affects only the NYSE (“Value Time”).
Your order for purchase, sale or exchange of shares is based on the next applicable price calculated after your order is received in good order by the Fund’s transfer agent. For example: If you place a purchase order to buy shares of the Fund, it must be received before 4:00 p.m. Eastern time in order to receive the NAV, plus any applicable sales charge, calculated at 4:00 p.m. If your order is received after 4:00 p.m. Eastern time, it will be based on the NAV, plus any applicable sales charge, calculated on the next business day at 4:00 p.m. Eastern time. Also, as further explained in the “Purchasing and Adding to Your Shares” section, if a purchase order in proper form is received by an authorized financial intermediary, the order will be treated as if it had been received by the Fund’s transfer agent at the time it is received by the intermediary.
You may purchase, redeem, or exchange shares of the Fund on any day when the NYSE is open. Purchases, redemptions, and exchanges may be restricted in the event of an early or unscheduled close of the NYSE if the primary trading markets of the Fund are disrupted as well. Even if the NYSE is closed, the Fund may accept purchase, redemption, and exchange orders on a Value Date if the Fund’s management believes there is an adequate market to meet purchase, redemption, and exchange requests. On such days, the Fund would also price shares in accordance with the above procedures.
Because the Fund may own securities that are primarily listed on foreign exchanges which may trade on days when the Fund does not price its shares, the value of the Fund’s investments may change on days when shareholders will not be able to purchase or redeem shares.
Valuation of Portfolio Securities. On behalf of each Fund, the Board of Trustees has approved Pricing and Valuation Procedures of the Adviser for determining the value of each Fund’s investments.
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Shareholder Information
In general, when the market value of a portfolio security is readily available, the Funds will rely on independent pricing services that provide market data to determine the value of such portfolio security. A security’s valuation shall be considered a readily available market quotation only when that quotation is an unadjusted quoted price in an active market for an identical investment that a Fund may access on the measurement date. A quotation will not be readily available if it is not reliable. If a quotation is deemed to be unreliable or is not a quoted price in an active market, the fair value of the security shall be determined by the Adviser as set forth in the Pricing and Valuation Procedures. Fair value of a security is considered to be the price that a fund might reasonably expect to receive upon its current sale in an orderly transaction between market participants.
The market value of an equity security is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers or pricing services. Fixed income securities and non-exchange traded derivatives are generally valued based on evaluated prices received from third-party pricing services or from broker-dealers who make markets in the securities. Prices obtained from pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity and type of issue. Exchange traded options, futures and options on futures are valued at their most recent sale price on the exchange on which they are primarily traded. Investments in open-end investment companies are valued at the net asset value of those companies, and those companies may use fair value pricing as described in their prospectuses.
Under the Pricing and Valuation Procedures, fair valuation methodologies may also be used in situations such as the following: a price is determined to be stale (for example, it cannot be valued using the standard pricing method because a recent sale price is not available) on more than five consecutive days on which a Fund calculates its NAV; a foreign market is closed on a day when the U.S. markets are open and the last available price in the foreign market is determined not to represent a fair value; or a significant valuation event is determined to have occurred pursuant to the Pricing and Valuation Procedures. Significant valuation events may include the following: an event affecting the value of a security traded on a foreign market occurs between the close of that market and the Value Time; an extraordinary event like a natural disaster or terrorist act occurs; a large market fluctuation occurs; or an adverse development arises with respect to a specific issuer, such as a bankruptcy filing. These methodologies are intended to ensure that a Fund’s NAV accurately reflects the value for the underlying portfolio securities. As a result, effective use of fair valuations may prevent shareholder dilution. In addition, for Funds that invest in foreign securities, fair valuations may diminish opportunities for a short-term trader to take advantage of time zone differences between the foreign markets on which the securities are traded and the Value Time. Each such determination shall be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another.
Investments initially valued in currencies other than the U.S. Dollar are converted to the U.S. Dollar using foreign exchange rate quotations received from a pricing vendor
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Shareholder Information
as of the Value Time on each Value Date. The value of securities traded in markets outside the United States may be affected on a day that is not a Value Date and an investor is not able to purchase, exchange or redeem shares of a Fund.
Investment Minimums
You may purchase shares of the Funds through the Funds’ Distributor or through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations or requirements on buying and selling shares.1 For qualified retirement benefit plans, there is no minimum requirement for initial investment in the Fund. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative or institution for specific information.
Minimum Initial Investment
Class A Shares	Amount
Regular Account	$1,000
IRA	$250
Class I Shares
Regular Account	$250,000
Through Qualified Retirement Benefit Plans	0
Class R6 Shares
Institutional Investors	$250,000
Eligible Investors	0

Minimum Subsequent Investment
Amount
Class A Shares	None
Class I Shares	None
Class R6 Shares	None
1
Certain broker-dealers and other financial intermediaries are authorized to accept purchase orders on behalf of a Fund which are processed based on the Fund’s net asset value next determined after your order is received by an organization in proper order before 4:00 p.m., Eastern time, or such earlier time as may be required by an organization. These organizations may be authorized to designate other intermediaries to act in this capacity. These organizations may vary in terms of how they process your orders, and they may charge you transaction fees on purchases of Fund shares and may also impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund or its transfer agent, U.S. Bank Global Fund Services. These organizations may be the shareholders of record of your shares. These intermediaries are responsible for transmitting requests and delivering funds on a timely basis. The Funds are not responsible for ensuring that the organizations carry out their obligations to their customers.
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Shareholder Information
Additional Policies About Transactions
The Fund cannot process transaction requests unless they are properly completed as described in this section. The Fund may cancel or change its transaction policies without notice. To avoid delays, please call us if you have any questions about these policies.
All purchases must be in U.S. Dollars. All checks must be in U.S. Dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks, starter checks, postdated checks, or any conditional order or payment.
The transfer agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned.
The Fund may waive its minimum purchase requirement. The Fund, the Distributor, the Adviser or the transfer agent reserves the right to reject any application for any reason in its sole discretion, including rejection of orders not accompanied by proper payment and orders that are not in the best interests of the Fund and its shareholders. The Fund does not accept applications under certain circumstances or in amounts considered disadvantageous to shareholders.
Telephone Purchase, Exchange and Redemption Privileges. Shareholders who open accounts with the Fund can accept telephone purchase, exchange and redemption privileges on the account application. If you call the Fund, the Fund’s representative may request personal identification and may record the call. IRA account holders may redeem or exchange shares by telephone. If you have an IRA, you must indicate on your written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election to have tax withheld will be subject to 10% withholding. Shareholders redeeming from IRA accounts by telephone will be asked whether or not to withhold taxes from any distribution.
Class A Eligibility. Class A shares are offered by the Fund and are available to investors who meet the minimum initial investment requirements. There is a $1,000 minimum initial investment requirement for Class A shares ($250 minimum for IRA accounts) and no minimum required for additional investments.
Class I Eligibility. The Fund offers Class I shares to institutions or individuals with a $250,000 minimum requirement for initial investment. There is no minimum requirement for initial investment for participants of qualified retirement plans. The minimum requirement may be waived, at Fund management’s discretion, for certain persons who are charged fees for advisory, investment, consulting or similar services by a financial intermediary or other service provider. The minimum requirement for initial investment for the Fund listed in this Prospectus does not apply to investments by employees of the Adviser or its affiliates, officers and trustees of the Fund, partners or employees of law firms that serve as counsel to the Fund or the Fund’s independent trustees, or members of the immediate families of the foregoing (e.g., spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-law, siblings, a sibling’s spouse, and a spouse’s siblings). There is no minimum required for additional investments.
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Shareholder Information
Investors who hold Class I shares of the Fund through a fee-based program, but who subsequently become ineligible to participate in the program or withdraw from the program, may be subject to conversion of their Class I shares by their program provider to another class of shares of the Fund having expenses (including Rule 12b-1 fees) that may be higher than the expenses of the Class I shares. Investors should contact their program provider to obtain information about their eligibility for the provider’s program and the class of shares they would receive upon such a conversion.
Class R6 Eligibility. Class R6 shares are offered by the Fund to Institutional Investors that meet a $250,000 minimum requirement for initial investment and to Eligible Investors. Institutional Investors (including endowments and foundations) are investors deemed appropriate by the Adviser that hold shares of the Fund through an account held directly with the Fund and that are not traded through an intermediary, subject to a minimum initial investment of $250,000. Eligible Investors are not subject to a minimum initial investment and include (a) retirement and benefit plans that have plan level or omnibus accounts held on the books of the Fund and do not collect servicing or recordkeeping fees from the Fund; (b) plans or platforms sponsored by a financial intermediary whereby shares are held on the books of the Fund through omnibus accounts, either at the plan or platform level or the level of the plan administrator, and where an unaffiliated third party intermediary provides administrative, distribution and/or other support services to the plan or platform and does not charge the Fund servicing, recordkeeping or sub-transfer agent fees; and (c) collective investment trusts. Class R6 shares are not available directly to traditional or Roth IRAs, Coverdell Savings Accounts, Keoghs, SEPs, SARSEPs, Simple IRAs, individual 401(k) plans or individual 403(b) plans. There is no minimum required for additional investments for Institutional Investors or Eligible Investors.
IRA and Keogh Account Maintenance Fees. A $15 annual maintenance fee is charged on all IRA and Keogh accounts. Multiple IRA or Keogh accounts associated with a single social security number are charged a maximum annual maintenance fee of $30. If an annual maintenance fee has not yet been charged when the last IRA or Keogh account associated with a particular social security number is completely liquidated, the full annual maintenance fee will be charged to the account at that time. Additionally, a $25 fee will be imposed on non-periodic withdrawals or terminations from IRAs and Keogh plans.
Corporations, Trusts and Other Entities. Additional documentation is normally required for corporations, fiduciaries and others who hold shares in a representative or nominee capacity. We cannot process your request until we have all documents in the form required. Please call us first to avoid delays.
Sales Limited to U.S. Citizens and Resident Aliens. Shares of the Fund are generally offered to only United States citizens and United States resident aliens having a social security number or individual tax identification number. This Prospectus should not be considered a solicitation or offering of Fund shares to non-U.S. citizens or non-resident aliens.
Anti-Money Laundering Procedures. Shareholder information is subject to independent identity verification and may be shared, as permitted by law and as
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Shareholder Information
permitted by the Fund’s Privacy Policy, for identifying and reporting suspected money laundering and terrorist activity. In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required, among other matters, to obtain, verify and record the following information for all registered owners and, in certain circumstances, for others who may be authorized to act on an account: full name, date of birth (for individuals), taxpayer identification number (usually your social security number), and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. In order to verify your identity, we may cross-reference your identification information with a consumer report or other electronic database, or by requesting a copy of your driver’s license, passport or other identifying document. Corporate, trust and other entity accounts require additional documentation. If we are unable to verify your identity in accordance with the Fund’s policies and procedures, we will reject and return your application, close your account or take such other action as we deem reasonable and as permitted by law. Please review your account application for additional information. In the rare event that the Transfer Agent is unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s net asset value.
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Shareholder Information
Instructions for Opening an Account
If opening an account through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of the Fund and he or she will take care of the necessary documentation.
You may purchase shares directly from the Fund by completing a new account application. Contact U.S. Bank Global Fund Services, the Funds’ transfer agent at 1-800-422-2766 or go to www.rbcgam.com to obtain an application. Once completed, you may submit your application by following one of the steps below.
By Mail	Initial Purchases and All Correspondence RBC Funds c/o U.S. Bank Global Fund Services PO Box 219252 Kansas City, MO 64121-9252	Registered/Overnight Mail RBC Funds c/o U.S. Bank Global Fund Services 801 Pennsylvania Ave Suite 219252 Kansas City, MO 64105-1307
1. Carefully read, complete and sign the application. Establishing your account privileges now saves you the inconvenience of having to add them later.
2. Make check payable to “RBC Funds” and include the name of the Fund in which you are investing on the check.
3. Mail or courier application and payment to the applicable address above.
4. The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services’ post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund.
Receipt of purchase orders or redemption requests is based on when the order is received at the transfer agent’s offices.

By Wire	U.S. Bank N.A. ABA # 075000022 Credit: U.S. Bank Global Fund Services Account: 182380369377 Further credit: RBC Funds Shareholder Name and Account Number
To open an account by wire, a completed account
application is required before your wire can be accepted.
You may mail or deliver overnight your account
application to the transfer agent. Upon receipt of your
completed application, an account will be established for
you. The account number assigned will be required as
part of the instruction that should be provided to your
bank to send the wire. Your bank must include the name
of the Fund you are purchasing, the account number, and
your name so that monies can be correctly applied. Your
bank should transmit funds by wire as indicated here.
Wired funds must be received by 4:00 p.m. Eastern Time
to be eligible for same day pricing. The Fund and
U.S. Bank, N.A. are not responsible for the consequences
of delays resulting from the banking or Federal Reserve
wiring system, or from incomplete wiring instructions.

By Exchange from Another RBC Fund	1-800-422-2766 (all Classes) or www.rbcgam.com
If you already have an account with us and your account
is authorized for telephone and/or Internet transaction
privileges, you may open an account in all RBC Funds
except the RBC BlueBay U.S. Government Money
Market Fund (Institutional Class 2 and Investor Class).
The names and registrations on the accounts must be
identical. The exchange must meet the applicable
minimum exchange amount requirement.

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Shareholder Information
Lost Accounts/ Unclaimed Assets
Please note that based upon statutory requirements for returned mail, the Fund and the transfer agent will attempt to locate the investor or rightful owner of the account. If they are unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned. States increasingly are looking at inactive accounts as possible abandoned or unclaimed property. Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your State’s abandoned property laws. The Fund (or the broker or custodian of record having beneficial owner information) is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The Fund will not be liable to investors or their representatives for good faith compliance with state unclaimed or abandoned property
(escheatment) laws.

Escheatment laws vary by State, and States have different criteria for defining inactivity and abandoned property. The investor’s last known address of record determines which state has jurisdiction. The process described above, and the application of state escheatment laws, may vary depending on how shareholders hold their shares in the Fund.
If your shares are held directly with the Fund, please proactively contact the Fund’s transfer agent at 1-800-422-2766 at least annually to ensure your account remains in active status.
Alternatively, if your shares are held through a financial institution, please work with your financial institution directly to check your account status. Investors with a state of residence in Texas have the ability to designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Texas
Comptroller of Public Accounts for further information.

23

Shareholder Information
Instructions for Purchasing and Adding to Your Shares
If purchasing through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of the Fund and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.
By Telephone	1-800-422-2766
If you elected telephone options on your account
application, and your account has been open for at least 7
business days, telephone orders will be accepted via
electronic funds transfer from your bank account
through the Automated Clearing House (“ACH”)
network. You must have banking information established
on your account prior to making a purchase. If your
order is received prior to the Fund’s deadline, your shares
will be purchased at the net asset value, calculated on the
day your order is placed.

By Mail	Subsequent Purchases – Regular Mail RBC Funds c/o U.S. Bank Global Fund Services PO Box 219252 Kansas City, MO 64121-9252	Subsequent Purchases – Registered/Overnight Mail RBC Funds c/o U.S. Bank Global Fund Services 801 Pennsylvania Ave Suite 219252 Kansas City, MO 64105-1307
1. Mail the detachable stub from your confirmation statement. Or, if unavailable, provide the following information with your payment: • Account name and account number • Fund name • Share class
2. Make check payable to “RBC Funds” and include your account number on the check.
3. Mail or courier stub and payment to the applicable address above.
4. The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services’ post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the transfer agent’s offices.

By Wire	U.S. Bank, N.A. ABA #075000022 Credit: U.S. Bank Global Fund Services Account: 182380369377 Further Credit: RBC Funds Shareholder Name and Account Number
Wire share purchases should include the names of each
account owner, your account number and the name of
the Fund in which you are purchasing shares. You should
notify the Funds by telephone that you have sent a wire
purchase order to U.S. Bank, N.A.

Wired funds must be received prior to 4:00 p.m. Eastern
time to be eligible for same day pricing. The Fund and
U.S. Bank, N.A. are not responsible for the consequences
of delays resulting from the banking or Federal Reserve
wire system, or from incomplete wiring instructions.

By Exchange from Another RBC Fund	Please refer to the information under “Exchanging Your Shares” below.
24

Shareholder Information
Automatic Investment Plan (Class A Shares only)
You may establish an Automatic Investment Plan to make additional purchases at regular intervals from your pre-established bank account. Your financial institution must be a member of the Automated Clearing House (ACH) to participate.

You can also add to your account by using the convenient options described below. The Fund reserves the right to change or eliminate these privileges at any time without notice, to the extent permitted by applicable law.
Automatic Investment Plan
Once your account has been established, you may make additional purchases of Class A shares at regular intervals through the Automatic Investment Plan (AIP). This Plan provides a convenient method to have monies deducted from your bank account, for investment into a Fund, on a monthly, quarterly, semi-annual or annual basis in amounts of $50 or more. In order to participate in the Plan your financial institution must be a member of the Automated Clearing House (ACH) network. If your bank rejects your payment, the Fund’s transfer agent will charge a $25 fee to your account. To begin participating in the Plan, please complete the Automatic Investment Plan section on the account application or call the Fund’s transfer agent at 1-800-422-2766 for instructions. Any request to change or terminate your Automatic Investment Plan should be submitted to the transfer agent 5 days prior to the effective date.
Dividends and Distributions and Directed Dividend Option
Dividends and distributions (net of applicable withholding) will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Dividends will differ among classes of the Fund due to differences in distribution and other class-specific operating expenses. Capital gains, if any, are distributed at least annually. By selecting the appropriate box on the account application, you can elect to receive your distributions (capital gains and/or dividends) in cash (check), have distributions deposited in a pre-authorized bank account via ACH, have distributions reinvested in the Fund, or into another eligible RBC Fund (as set forth under the caption “Exchanging Your Shares”) without a sales charge. You should maintain the minimum balance in the Fund into which you plan to reinvest distributions. You can change or terminate your participation in the reinvestment option at any time in writing or by telephone at least five days prior to the record date of the distribution.
If you elect to receive distributions and/or capital gains paid in cash, and if the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current net asset value, and to reinvest all subsequent distributions.
DISTRIBUTIONS ARE MADE ON A PER SHARE BASIS REGARDLESS OF HOW LONG YOU HAVE OWNED YOUR SHARES. THEREFORE, IF YOU INVEST SHORTLY BEFORE THE DISTRIBUTION DATE, SOME OF YOUR INVESTMENT WILL BE RETURNED TO YOU IN THE FORM OF A DISTRIBUTION THAT MAY BE TAXABLE. (See “Shareholder Information — Dividends, Distributions and Taxes”).
25

Shareholder Information
Selling Your Shares
Withdrawing Money From Your Fund Investment
As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.
You may withdraw from your account at any time. Certain redemptions will however require a signature guarantee. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.
A signature guarantee from either a Medallion program member or non-Medallion program member is required to redeem shares in the following situations:
• If you are requesting a change in ownership on your account;
• When redemption proceeds are payable or sent to any person, address or bank account not on record;
• When a redemption request is received by the transfer agent and the account address has changed within the last 30 calendar days;
• For all redemptions in excess of $50,000 from any shareholder account.
The Fund may waive any of the above requirements in certain instances. In addition to the situations described above, the Fund and/or the transfer agent reserves the right to require a signature guarantee or other acceptable signature authentication in other instances based on the circumstances relative to the particular situation. Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.
Please refer to “Additional Policies on Selling Shares (Redemptions)” below. The Fund reserves the right to amend their redemption policies. Shareholders will be notified of changes.
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Shareholder Information
Instructions for Selling Shares (Redemptions)
If selling your shares through your financial advisor or broker, ask him or her for redemption procedures. Your advisor and/or broker may have transaction minimums and/or transaction times that will affect your redemption. For all other sales transactions, follow the instructions below.
By Telephone	1-800-422-2766
You may withdraw any amount up to $50,000 by
telephone, provided that your account is authorized for
telephone redemptions. The Fund will send proceeds
only to the address or bank of record. You must provide
the Fund’s name, your account number, the name(s) of
each account owner (exactly as registered), and the
number of shares or dollar amount to be redeemed prior
to 4:00 p.m. Eastern time for the trade to be processed
with that day’s closing price.

By Mail	Regular Mail RBC Funds c/o U.S. Bank Global Fund Services PO Box 219252 Kansas City, MO 64121-9252	Registered/Overnight Mail RBC Funds c/o U.S. Bank Global Fund Services 801 Pennsylvania Ave Suite 219252 Kansas City, MO 64105-1307
1. In a letter, include the genuine signature of each registered owner (exactly as registered), the name of each account owner, the account number and the number of shares or dollar amount to be redeemed.

2. Mail or courier the letter to the applicable address above.
3. The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services’ post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund.
Receipt of purchase orders or redemption requests is based on when the order is received at the transfer agent’s offices.

By Wire
Redemption proceeds may be wired to your pre-identified bank account. A $15 fee is deducted from your redemption proceeds for complete share redemptions. In the case of a partial redemption, the fee of $15 will be deducted from the remaining account balance. If your written request is received in good order before 4:00 p.m. Eastern time, the Fund will normally wire the money on the following business day. If the Fund receives your request after 4:00 p.m. Eastern time, the Fund will normally wire the money on the second business day. Contact your financial institution about the time of receipt and availability.

27

Shareholder Information
Systematic Withdrawal Plan (Class A shares only)
As another convenience, you may redeem your Fund shares through the Systematic
Withdrawal Plan (SWP). Under the Plan, you may choose to receive a specified dollar amount, generated from the redemption of shares in your account, on a monthly, quarterly or annual basis. In order to participate in the Plan, your account balance must be at least
$10,000. If you elect this method of redemption, the Funds will send a check to your address of record or will send the payment via electronic funds transfer through the
Automated Clearing House (ACH) network directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund’s account. This Program may be terminated at any time by the Funds. You may also elect to terminate your participation in this Plan at any time by contacting the transfer agent at least five days prior to the next scheduled withdrawal.

A withdrawal under the Plan involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount requested to be withdrawn exceeds the amount available in your account, which includes any dividends credited to your account, the account will ultimately be depleted.

You may specify a dollar amount to be withdrawn monthly, quarterly or annually. You must own shares in an open account valued at $10,000 or more when you first authorize the systematic withdrawal plan (SWP). If you wish to establish a SWP, please complete this section of the account application or contact the transfer agent for further instructions.
Depending upon how long you have held your shares, contingent deferred sales charges may apply.

28

Shareholder Information
Additional Policies on Selling Shares (Redemptions)
For accounts held directly with the Fund, the length of time that the Fund typically expects to pay redemption proceeds depends on whether payment is made by ACH, wire or check. The Fund typically expects to make payments of redemption proceeds by wire or ACH within two business days following receipt of the redemption order by the Fund. For payment by check, the Fund typically expects to mail the check within two business days following receipt of the redemption order by the Fund.
For accounts held through a financial intermediary, the length of time that the Fund typically expects to pay redemption proceeds depends on the method of payment and the agreement between the financial intermediary and the Fund. For redemption proceeds that are paid directly to you by the Fund, the Fund typically expects to make payments by wire or ACH or by mailing a check within two business days following receipt of a redemption order from the financial intermediary by the Fund. For payments that are made to your financial intermediary for transmittal to you, the Fund expects to pay redemption proceeds to the financial intermediary within one to two business days following receipt of the redemption order from the financial intermediary by the Fund. The settlement of redemption proceeds is determined by the Depository Trust and Clearing Corporation (“DTCC”) based on the order transmitted through Fund/SERV.
The Fund intends to pay redemption proceeds promptly and in any event within seven days after the request for redemption is received in good order. In case of emergencies or other unusual circumstances, the Fund may suspend redemptions or postpone payment for more than seven days, as permitted by law. Redemptions of Fund shares may be suspended when trading on the NYSE is closed or is restricted, in the event of an early or unscheduled close of the primary trading markets for the Fund’s portfolio instruments, or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Fund may delay redemption payments for more than seven days, as permitted by law.
In addition, a temporary hold may be placed on the payment of redemption proceeds if there is a reasonable belief that financial exploitation of a Specified Adult (as defined below) has occurred, is occurring, has been attempted, or will be attempted. For purposes of this paragraph, the term “Specified Adult” refers to an individual who is (A) a natural person age 65 and older; or (B) a natural person age 18 and older who is reasonably believed to have a mental or physical impairment that renders the individual unable to protect his or her own interests. Notice of such a delay will be provided in accordance with regulatory requirements. This temporary hold will be for an initial period of no more than 15 business days while an internal review of the facts and circumstances of the suspected financial exploitation is conducted, but the temporary hold may be extended for up to 10 additional business days if the internal review supports the belief that financial exploitation has occurred, is occurring, has been attempted, or will be attempted. Both the initial and additional hold on the disbursement may be terminated or extended by a state regulator or an agency or court of competent jurisdiction.
29

Shareholder Information
The Fund cannot accept requests that contain special conditions or effective dates. The Fund may request additional documentation to ensure that a request is genuine. Examples may include a certified copy of a death certificate or divorce decree.
If you purchased your shares by check, you may not receive your redemption proceeds until your purchase amount has cleared, which may take up to 15 calendar days. This delay will not apply if you purchased your shares via wire payment. You can avoid this delay by purchasing shares with a federal funds wire. For your protection, if your account address has been changed within the last 30 calendar days, your redemption request must be in writing and signed by each account owner, with signature guarantees. The right to redeem shares may be temporarily suspended in emergency situations only as permitted under federal law.
Redemption in Kind. The Fund typically expects to satisfy redemption requests by selling portfolio assets or by using holdings of cash or cash equivalents. In addition to paying redemption proceeds in cash, the Fund reserves the right to make payment in securities rather than cash, known as “redemption in kind,” for amounts redeemed by a shareholder, in any 90-day period, in excess of $250,000 or 1% of Fund net assets, whichever is less. If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges. You will also bear the market risk of the securities you hold until the securities are sold. While the Fund does not routinely use redemptions in-kind, the Fund reserves the right to use redemptions in-kind to manage the impact of large redemptions on the Fund. Redemption in-kind proceeds will typically be made by delivering a pro-rata amount of the Fund’s holdings that are readily marketable securities to the redeeming shareholder within seven days after receipt of the redemption order by the Fund. In addition, a redemption in liquid portfolio securities would be treated as a taxable event for you and may result in the recognition of gain or loss for federal income tax purposes.
Minimum Account Size for Class I and Class A Shares.  You must maintain a minimum account value equal to the current minimum regular initial investment, which is $1,000 for Class A shareholder accounts and $250,000 for Class I shareholder accounts. There is no minimum account size requirement for retirement plans. If your account falls below a minimum due to redemptions and not market action, the Fund may ask you to increase the account size back to the minimum. If you do not bring the account up to the minimum amount within 60 days after the Fund contacts you, the Fund may close the account and send your money to you or begin charging you a fee for remaining below the minimum account size.
No CDSC will be imposed on shares redeemed as a result of involuntary account closing.
Minimum Account Size for Class R6 Shares. Institutional Investors in Class R6 shares must maintain a minimum account value equal to the current minimum regular initial investment, which is $250,000 for Class R6 shareholder accounts. There is no minimum account size requirement for Eligible Investors. If your account falls below a minimum due to redemptions and not market action, the Fund may ask you to increase the account size back to the minimum. If you do not bring the
30

Shareholder Information
account up to the minimum amount within 60 days after the Fund contacts you, the Fund may close the account and send your money to you or begin charging you a fee for remaining below the minimum account size.
31

Shareholder Information
Exchanging Your Shares
If exchanging shares through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to exchange shares of the Fund and he or she will take care of the necessary documentation. To open a new account through an exchange from an existing RBC Fund account, please refer to “Instructions for Opening an Account” above.
An exchange of shares is technically a sale of shares in one fund followed by a purchase of shares in another fund, and therefore may have tax consequences. By following the instructions below, and subject to such limitations as may be imposed by the RBC Funds, you may exchange shares between all RBC Funds except the RBC BlueBay U.S. Government Money Market Fund (Institutional Class 2 and Investor Class).
By Telephone	1-800-422-2766	You may make exchanges from one identically registered RBC Fund account into another eligible RBC Fund account, provided that your account is authorized for telephone exchanges.
By Mail	Regular Mail RBC Funds c/o U.S. Bank Global Fund Services PO Box 219252 Kansas City, MO 64121-9252	Registered/Overnight Mail RBC Funds c/o U.S. Bank Global Fund Services 801 Pennsylvania Ave Suite 219252 Kansas City, MO 64105-1307
1. In a letter, include the genuine signature of each registered owner, the account number, the number of shares or dollar amount to be exchanged, the name of the
RBC Fund from which the amount is being sold, and the name of the RBC Fund into which the amount is being purchased.

2. Mail or courier the letter to the applicable address above.
3. The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services’ post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund.
Receipt of purchase orders or redemption requests is based on when the order is received at the transfer agent’s office.

Monthly Exchanges	You may authorize monthly exchanges from one eligible RBC Fund into another eligible RBC Fund. Exchanges will be continued until all shares have been exchanged or until you terminate the service.
32

Shareholder Information
Additional Policies on Exchanges
With the exception of exchanges to or from the RBC BlueBay U.S. Government Money Market Fund (whose shares are offered through another prospectus) and Class I shares exchanges into Class R6 shares (as noted below), the share class must be the same in the two funds involved in the exchange. Except for exchanges of Class A shares of the RBC BlueBay U.S. Government Money Market Fund, RBC BlueBay Short Duration Fixed Income Fund or RBC BlueBay Ultra-Short Fixed Income Fund (whose shares are offered through another prospectus) into Class A shares of any other RBC Fund, no front-end sales charge will be assessed. Because Class A shares of the RBC BlueBay Short Duration Fixed Income Fund are subject to a lower maximum front-end sales charge than the other RBC Funds and Class A shares of the RBC BlueBay U.S. Government Money Market Fund and RBC BlueBay Ultra-Short Fixed Income Fund are not subject to a front-end sales charge, you will be subject to the payment of a sales charge at the time of exchange into Class A shares of any other RBC Fund based on the amount that you would have owed if you directly purchased Class A shares of that RBC Fund (less any sales charge previously paid for such shares of the RBC BlueBay Short Duration Fixed Income Fund or in connection with shares exchanged for such shares of the RBC BlueBay U.S. Government Money Market Fund, RBC BlueBay Short Duration Fixed Income Fund or RBC BlueBay Ultra-Short Fixed Income Fund, as applicable). In addition, purchases of Class A shares of the RBC BlueBay U.S. Government Money Market Fund, RBC BlueBay Short Duration Fixed Income Fund and RBC BlueBay Ultra-Short Fixed Income Fund are not included in the calculations of rights of accumulation and other reductions of sales charges applicable to purchases of other RBC Funds. For complete information on the RBC Fund you are exchanging into, including fees and expenses, read that fund’s prospectus carefully. Call us for a free copy or contact your investment representative. With the exception of exchanges to the RBC BlueBay U.S. Government Money Market Fund, you must meet the minimum investment and eligibility requirements of the Fund you are exchanging into. Exchanges from Class A shares of any other RBC Fund to the RBC BlueBay U.S. Government Money Market Fund will be into the Class A shares of the RBC BlueBay U.S. Government Money Market Fund and all other exchanges to the RBC BlueBay U.S. Government Money Market Fund will be into the Institutional Class 1 shares. The names and registrations on the two accounts must be identical. To the extent that an RBC Fund offers Class R6 shares, Class I shares of that Fund may be exchanged for Class R6 shares of that Fund at any time, provided that all eligibility requirements for investment in Class R6 shares are met. You should review the prospectus of the fund you are exchanging into. Call us for a free copy or contact your investment representative. The exchange privilege (including automatic exchanges) may be changed or eliminated at any time upon 60 days’ notice to shareholders.
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Shareholder Information
Additional Shareholder Services
Services for the following types of accounts are also available to shareholders. Please call 1-800-422-2766 for more information.
• Uniform Transfers/Gifts to Minors Accounts
• TOD Accounts
• Accounts for corporations, partnerships and retirement plans
• Coverdell Education Savings Accounts (not available for Class R6 shares)
• Traditional IRA accounts (not available for Class R6 shares)
• Roth IRA accounts (not available for Class R6 shares)
• Simplified Employee Pensions
Telephone Services. Telephone trades must be received by or prior to market close. During periods of increased market activity, you may have difficulty reaching the Fund by telephone or may encounter higher than usual call waits. If this happens, contact the Fund by mail or allow sufficient time to place your telephone transaction. The Fund may refuse a telephone request, including a request to redeem shares of the Fund. The Fund will use reasonable procedures to confirm that telephone instructions are genuine. If such procedures are followed, neither the Fund nor any persons or entity that provides services to the RBC Funds will be liable for any losses due to unauthorized or fraudulent instructions. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. The Fund reserves the right to limit the frequency or the amount of telephone redemption requests. Once a telephone transaction has been placed, it cannot be cancelled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern time).
Shareholder Mailings. To help lower operating costs, the Fund attempts to eliminate mailing duplicate documents to the same address. When two or more RBC Fund shareholders have the same last name and address, the Fund may send only one prospectus and other similar documents, general information statement or proxy statement to that address rather than mailing separate documents to each shareholder. This practice is known as “householding.” Shareholders may opt out of this single mailing at any time by calling the RBC Funds at 1-800-422-2766 and requesting the additional copies of Fund documents.
Market Timing and Excessive Trading
Market timing may interfere with the management of a Fund’s portfolio and result in increased costs. The RBC Funds do not accommodate market timers. On behalf of the RBC Funds, the Board of Trustees has adopted policies and procedures to discourage short-term trading.
Restriction and Rejection of Purchase or Exchange Orders. The RBC Funds reserve the right to restrict or reject, for any reason, without any prior notice, any purchase order, including exchange purchases. These include transactions representing excessive trading or suspected excessive trading, transactions that may be disruptive to the management of a Fund’s portfolio, and purchase orders not accompanied by proper payment. The RBC Funds reserve the right to delay the
34

Shareholder Information
payment of a redemption order in an exchange order for up to one business day in the event that, in a Fund’s judgment, such delay would be in the Fund’s best interest, in which case both the redemption and purchase will receive the net asset values of the shares redeemed and purchased at the conclusion of the delay period. Redemptions may be suspended or postponed at times when the NYSE is closed, when trading is restricted, or under certain emergency circumstances as determined by the SEC.
If detected, once an accountholder makes five exchanges between RBC Funds during a calendar year, the ability to make additional exchanges for that account may be suspended. In applying these exchange limits, the Funds may consider trading done in multiple accounts under common ownership, control or influence. These exchange limits do not apply to purchases made through the monthly exchange program. In addition, these limits may be modified at the Fund’s discretion for retirement plans to conform to plan exchange features and applicable law and regulation, and for automated or pre-established exchange, asset allocation or dollar cost averaging programs.
The RBC Funds’ policy limiting the number of exchanges applies uniformly to all investors. However, some financial intermediaries, such as investment advisors, broker-dealers, transfer agents and third-party administrators, maintain omnibus accounts in which they aggregate orders of multiple investors and forward aggregated orders to the RBC Funds. Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may not be identified by the financial intermediaries as omnibus accounts, the RBC Funds may be limited in their ability to detect excessive trading or enforce their market timing policy with respect to those omnibus accounts and investors purchasing and redeeming Fund shares through those accounts.
If the RBC Funds identify an investor as a potential market timer or an intermediary as a potential facilitator for market timing in the Funds, even if the above limits have not been reached, the RBC Funds may take steps to restrict or prohibit further trading in the Funds by that investor or through that intermediary. As stated above, the Funds reserve the right to restrict or reject a purchase order for any reason without prior notice. The Funds also reserve the right to terminate an investor’s exchange privilege without prior notice.
Risks Presented by Excessive Trading Practices. Parties engaged in market timing may use many techniques to seek to avoid detection. Despite the efforts of the Funds and their agents to prevent market timing, there is no guarantee that the Funds will be able to prevent all such practices. For example, the Funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always reasonably detect market timing that may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors. Omnibus account arrangements typically aggregate the share ownership positions of multiple shareholders and often result in the Funds being unable to monitor the purchase, exchange and redemption activity of a particular shareholder. To the extent that the Funds and their agents are unable to curtail excessive trading practices in a Fund, those practices may interfere with the efficient management of the Fund’s
35

Shareholder Information
investment portfolio, and may, for example, cause the Fund to maintain a higher cash balance than it otherwise would have maintained or to experience higher portfolio turnover than it otherwise would have experienced. This could hinder performance and lead to increased brokerage and administration costs. Those increased costs would be borne by Fund shareholders.
For a Fund that invests significantly in foreign securities traded on markets that may close prior to when the Fund determines its NAV, excessive trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. The RBC Funds have procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what it determines to be the fair value of those securities at the time when the Fund determines its NAV, which are intended to mitigate this risk. To the extent that a Fund invests in securities that may trade infrequently, such as securities of smaller companies, it may be susceptible to market timing by investors who seek to exploit perceived price inefficiencies in the Fund’s investments. This is commonly referred to as price arbitrage. In addition, the market for securities of smaller companies may at times show market momentum, in which positive or negative performance may continue for a period of time for reasons unrelated to the fundamentals of the issuer.
Certain investors may seek to capture this momentum by trading frequently in a Fund’s shares. Because securities of smaller companies may be less liquid than securities of larger companies, a Fund may be unable to purchase or sell investments at favorable prices in response to cash inflows or outflows caused by timing activity.
Disclosure of Portfolio Holdings
A description of the Funds’ policies and procedures regarding the disclosure of portfolio holdings is available in the Funds’ SAI. The Funds also make certain portfolio securities information available on their website which is accessed by using the Funds’ link at www.rbcgam.com. On the tenth business day after month-end, each Fund’s top ten portfolio holdings and related weightings, the total number of the Fund’s holdings, and a Fund’s sector/industry weightings (all as of month-end) are posted until replaced by the next month’s information. On the tenth business day after fiscal quarter-end, each Fund’s portfolio holdings and their weightings are posted until replaced by the next quarter’s information. The aforementioned disclosure may be delayed until the Fund has a full calendar quarter of performance history. In addition, each Fund’s portfolio holdings as of the most recent first and third fiscal quarter-end as filed on Form N-PORT are posted on the Funds’ website within 60 days after the applicable quarter-end.
Distribution Arrangements/Sales Charges
This section describes the sales charges and fees you will pay as an investor in the share classes offered by the Fund and ways to qualify for reduced sales charges. Class I shares and Class R6 shares of the Fund have no sales charges or distribution/service fees and, generally, have lower annual expenses than Class A shares.
Class I shares may also be available on certain brokerage platforms. An investor transacting in Class I shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.
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Shareholder Information
	Class A	Class I	Class R6
Sales Charge (Load)	Maximum sales charge of 5.75%. See Schedule below. CDSC of 1.00% on purchases of $1 million or more for redemptions within 12 months of purchase.**	No sales charge	No sales charge.
Distribution and Service (12b-1) Fee	0.25%*	None	None
Fund Expenses	Higher annual expenses than Class I shares.	Lower annual expenses than Class A shares.	Generally lower annual expenses than Class A and Class I shares.
*
Under the 12b-1 Plan, Class A is authorized to pay expenses directly or reimburse the Distributor for costs and expenses incurred in connection with distribution and marketing of Fund shares subject to an annual limit of up to 0.50% of the average daily net assets attributable to Class A shares of a Fund. Currently, the Board of Trustees has approved an annual limit of 0.25% for Class A shares.
**
There are no Class A sales charges imposed on purchases by shareholders who maintain accounts in which Class R shares or Class C shares (which are no longer offered) were converted to Class A shares.
The class of shares that is better for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares. Your financial advisor can help you decide which class of shares is more appropriate for you.
Front-End Sales Charges. Front-end sales charges are imposed on sales of Class A shares of the Fund in this Prospectus at the rates listed in the table below. The sales charge decreases with larger purchases. For example, if you invest more than $100,000, or if your cumulative purchases or the value on your account is more than $100,000, then the sales charge is reduced. (See “Reducing the Initial Sales Charge on Purchases of Class A Shares,” below.)
This sales charge will be waived for purchases (i) in accounts invested through wrap programs in which the RBC Funds participate, (ii) in accounts that transferred to an RBC Fund from a series of RBC Funds, Inc. upon the April 16, 2004 reorganization, (iii) in accounts in which Class R shares or Class C shares were converted to Class A shares, (iv) through “one-stop” mutual fund networks, (v) through trust companies and banks acting in a fiduciary, advisor, agency, custodial or similar capacity, or (vi) through group retirement plans. The amount paid for an investment, known as the “offering price,” includes any applicable front-end sales charges. Because of rounding in the calculation of the “offering price,” the actual sales charge you pay may be more or less than that calculated using the percentages shown below. There is no sales charge on reinvested dividends and distributions. Also shown in the table is the portion of the front-end sales charge that is paid to dealers expressed as a percentage of the offering price of a Fund’s shares.
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Shareholder Information
	Sales Charges as a Percentage of		Dealer Concession as a Percentage of Offering Price
For Purchases:	Offering Price	Net Amount Invested
Less than $25,000	5.75%	6.10%	5.00%
$25,000 — $49,999.99	5.00%	5.26%	4.25%
$50,000 — $99,999.99	4.50%	4.71%	3.75%
$100,000 — $249,999.99	3.50%	3.63%	2.75%
$250,000 — $499,999.99	2.50%	2.56%	2.00%
$500,000 — $749,999.99	2.00%	2.04%	1.60%
$750,000 — $999,999.99	1.50%	1.52%	1.20%
$1,000,000 and over	0.00%*	0.00%*	1.00%
*
A 1.00% CDSC is imposed on redemptions within 12 months of purchase. See “Contingent Deferred Sales Charge,” below.
Reducing the Initial Sales Charge on Purchases of Class A Shares
Combining Accounts of Family Members. You may combine accounts in RBC Funds Class A shares of the Fund listed in this Prospectus and all other RBC Funds Class A shares offered in separate prospectuses (except for Class A shares of the RBC BlueBay U.S. Government Money Market Fund, RBC BlueBay Short Duration Fixed Income Fund and RBC BlueBay Ultra-Short Fixed Income Fund) in order to qualify for a reduced sales charge (load). The following types of accounts may be aggregated for purposes of reducing the initial sales charge.
• Accounts owned by you and your immediate family (your spouse and your children under 21 years of age)
• Single-participant retirement plan accounts owned by you or your immediate family
• Trust accounts established by you or your immediate family
You need to provide your financial advisor with the information as to which of your accounts qualify as family accounts and this information should be included with your account application.
Letter of Intent. By signing a Letter of Intent (LOI) you can reduce your Class A sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of RBC Funds Class A shares of the Fund in this Prospectus and all other RBC Funds Class A shares offered in separate prospectuses (except for Class A shares of the RBC BlueBay U.S. Government Money Market Fund, RBC BlueBay Short Duration Fixed Income Fund and RBC BlueBay Ultra-Short Fixed Income Fund).
Any shares purchased within 90 days of the date you sign the LOI may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the
38

Shareholder Information
sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.
If you establish an LOI with RBC Funds you can aggregate your accounts as well as the accounts of your immediate family members. You will need to provide written instruction with respect to the other accounts whose purchases should be considered in fulfillment of the LOI.
Rights of Accumulation. For the purpose of qualifying for the lower sales charge rates that apply to larger purchases, you may combine your new purchase of Class A shares with shares of currently owned holdings in Class A shares of all other RBC Funds Class A shares offered in this and separate prospectuses (except for Class A shares of the RBC BlueBay U.S. Government Money Market Fund, RBC BlueBay Short Duration Fixed Income Fund and RBC BlueBay Ultra-Short Fixed Income Fund). The applicable sales charge for the new purchase is based on the total of your current purchase and the current value based on NAV of all other Class A shares you own. You may need to provide your financial advisor with account statements or other information to demonstrate that you qualify for a sales charge reduction.
PLEASE BE ADVISED THAT TO RECEIVE A REDUCTION IN THE INITIAL SALES CHARGE OF YOUR PURCHASES OF CLASS A SHARES OF THE RBC FUNDS, YOU MUST NOTIFY YOUR FINANCIAL ADVISOR AT THE TIME YOU PURCHASE YOUR SHARES THAT YOU QUALIFY FOR SUCH A REDUCTION. IF YOU DO NOT NOTIFY YOUR FINANCIAL ADVISOR THAT YOU MAY BE ELIGIBLE FOR A SALES CHARGE REDUCTION, YOU MAY NOT RECEIVE A REDUCTION TO WHICH YOU ARE OTHERWISE ENTITLED.
Contingent Deferred Sales Charges. A 1.00% CDSC is imposed on redemptions of Class A shares made within 12 months of a purchase of $1 million or more of Class A shares on which no front-end sales charge was paid. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a CDSC. For purposes of determining the CDSC, if you sell only some of your shares, shares that are not subject to any CDSC will be sold first, followed by shares that you have owned the longest. The CDSC is based on the initial offering price or the current sales price of the shares, whichever is less.
Waiving Contingent Deferred Sales Charges (Class A Shares). The contingent deferred sales charge on Class A shares may be waived in the following cases:
• Redemptions due to death or disability of the shareholder.
• Redemptions due to the complete termination of a trust upon the death of the trust or/grantor or beneficiary.
• Tax-free returns of excess contributions to IRAs.
• Permitted exchanges of shares between funds. (However, if shares acquired in the exchange are subsequently redeemed within the period during which a contingent deferred sales charge would have applied to the initial shares purchased, the contingent deferred sales charge will not be waived.)
The contingent deferred sales charge on Class A shares may also be waived in the following two cases, if together such transactions do not exceed 12% of the value of an account annually:
39

Shareholder Information
• Redemptions through a systematic withdrawal plan.
• Redemptions due to receiving required minimum distributions (“RMD”) from retirement accounts upon reaching RMD age.
The Funds do not provide additional information on sales charges on their website because the information is contained in the Prospectus, which is available on the Funds’ website at www.rbcgam.com.
Financial Intermediary Waivers. The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from a Fund or on a financial intermediary platform. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers, which are discussed in Appendix A. Except as described in Appendix A, purchases will be subject to the waivers or discounts discussed above. See Appendix A - Financial Intermediary-Specific Sales Charge Waivers
Distribution and Service (12b-1) Fees
Each Fund has adopted a plan under Rule 12b-1. 12b-1 fees paid pursuant to the plan compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Fund’s shares and/or for providing shareholder services. Because 12b-1 fees are paid from Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Class A shares may pay a 12b-1 fee of up to 0.50% of the average daily net assets attributable to Class A shares of a Fund. Up to 0.25% of this fee may be used for shareholder servicing. Under the 12b-1 Plan, Class A is authorized to pay directly or reimburse the Distributor in connection with the distribution and marketing of Fund shares subject to an annual limit of up to 0.50% of the average daily net assets attributable to Class A shares of a Fund. Currently, the Board of Trustees has approved an annual limit of 0.25% for 12b-1 fees for Class A shares.
Shareholder Servicing Plan
The Trust has adopted an Amended and Restated Shareholder Servicing Plan (the “Servicing Plan”) that allows Class A and Class I shares of the Funds, as applicable, to pay service fees to firms that provide shareholder services (“Intermediaries”). Under the Servicing Plan, if an Intermediary provides shareholder services, including responding to shareholder inquiries and assisting shareholders with their accounts, the Fund may pay shareholder servicing fees to the Intermediary at an annual rate not to exceed 0.15% of the average daily value of net assets of the relevant share class. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of charges.
Dividends, Distributions and Taxes
Dividends and Distributions.  The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund expects to declare and distribute its net
40

Shareholder Information
investment income, if any, to shareholders as dividends annually, generally in December. The Fund will distribute net realized capital gains, if any, at least annually, generally in December. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution.
Annual Statements. Each year, the Fund will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in October, November, or December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Fund make every effort to reduce the number of corrected forms mailed to you. However, if the Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares (defined below) sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.
Avoid “Buying a Dividend.” At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in the Fund before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”
Tax Considerations.   The Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.
For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends reported by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.
Sale or Redemption of Fund Shares. You will recognize taxable gain or loss on a sale, exchange or redemption of your shares in the Fund, including an exchange for shares of another RBC Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over one year at the time you sell or exchange them. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares. The Fund is required to report to you and the Internal Revenue Service annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also their cost basis for shares purchased or acquired on or after January 1, 2012 (“covered shares”). Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. Shareholders should carefully
41

Shareholder Information
review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected.
Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
Backup Withholding. By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding at the applicable rate on any distributions of income, capital gains, or proceeds from the sale of your shares. The Fund also must withhold if the Internal Revenue Service instructs it to do so.
State and Local Taxes. Fund distributions and gains from the sale or exchange of your Fund shares also may be subject to state, local and foreign taxes.
Non-U.S. Shareholders. Shareholders other than U.S. persons may be subject to a different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from the Fund, as discussed in more detail in the SAI.
This discussion of “Dividends, Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.
Organizational Structure
RBC Funds Trust, formerly known as Tamarack Funds Trust, was organized as a Delaware statutory trust on December 16, 2003. Overall responsibility for the management of the Funds is vested in the Board of Trustees.
42

Financial Highlights
The following tables are intended to help you understand the Fund’s financial performance for the past five fiscal years of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose Report of Independent Registered Public Accounting Firm, along with each Fund’s financial statements, is included in the Fund’s Form N-CSR, which is available free of charge at www.dfinview.com/usrbcgam or by calling 1-800-422-2766.
43

FINANCIAL HIGHLIGHTS
RBC SMID Cap Growth Fund
(Selected data for a share outstanding throughout the periods indicated)
		Investment Activities				Distributions
	Net Asset Value, Beginning of Year	Net Investment Loss(a)	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 9/30/25	$13.13	(0.07)	(0.68)	—	(0.75)	—	(0.21)	(0.21)	$12.17
Year Ended 9/30/24	11.21	(0.05)	2.28	—	2.23	—	(0.31)	(0.31)	13.13
Year Ended 9/30/23	10.77	(0.04)	1.52	—	1.48	—	(1.04)	(1.04)	11.21
Year Ended 9/30/22	16.98	(0.07)	(1.90)	—	(1.97)	—	(4.24)	(4.24)	10.77
Year Ended 9/30/21	12.60	(0.09)	4.93	—(b)	4.84	—	(0.46)	(0.46)	16.98
Class I
Year Ended 9/30/25	$16.71	(0.04)	(0.88)	—	(0.92)	—	(0.21)	(0.21)	$15.58
Year Ended 9/30/24	14.14	(0.03)	2.91	—	2.88	—	(0.31)	(0.31)	16.71
Year Ended 9/30/23	13.31	(0.02)	1.89	—	1.87	—	(1.04)	(1.04)	14.14
Year Ended 9/30/22	19.98	(0.04)	(2.39)	—	(2.43)	—	(4.24)	(4.24)	13.31
Year Ended 9/30/21	14.73	(0.05)	5.76	—(b)	5.71	—	(0.46)	(0.46)	19.98
Class R6
Year Ended 9/30/25	$16.81	(0.04)	(0.88)	—	(0.92)	—	(0.21)	(0.21)	$15.68
Year Ended 9/30/24	14.22	(0.02)	2.92	—	2.90	—	(0.31)	(0.31)	16.81
Year Ended 9/30/23	13.38	(0.02)	1.90	—	1.88	—	(1.04)	(1.04)	14.22
Year Ended 9/30/22	20.04	(0.04)	(2.38)	—	(2.42)	—	(4.24)	(4.24)	13.38
Year Ended 9/30/21	14.76	(0.05)	5.79	—	5.74	—	(0.46)	(0.46)	20.04

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Less than $0.01 or $(0.01) per share.

		Ratios/Supplemental Data
	Total Return(a)(b)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 9/30/25	(5.75)%	$17,830	1.07%	(0.53)%	1.23%	23%
Year Ended 9/30/24	20.21%	24,706	1.07%	(0.41)%	1.28%	16%
Year Ended 9/30/23	14.23%	13,321	1.07%	(0.38)%	1.25%	19%
Year Ended 9/30/22	(16.50)%	11,259	1.07%	(0.52)%	1.27%	25%
Year Ended 9/30/21	38.95%	14,318	1.07%	(0.54)%	1.26%	28%(c)
44

FINANCIAL HIGHLIGHTS
		Ratios/Supplemental Data
	Total Return(a)(b)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class I
Year Ended 9/30/25	(5.53)%	$92,729	0.82%	(0.28)%	0.98%	23%
Year Ended 9/30/24	20.62%	128,958	0.82%	(0.16)%	1.04%	16%
Year Ended 9/30/23	14.45%	87,116	0.82%	(0.13)%	1.05%	19%
Year Ended 9/30/22	(16.30)%	66,994	0.82%	(0.27)%	1.04%	25%
Year Ended 9/30/21	39.23%	81,239	0.82%	(0.29)%	0.99%	28%(c)
Class R6
Year Ended 9/30/25	(5.50)%	$17,730	0.77%	(0.23)%	0.86%	23%
Year Ended 9/30/24	20.65%	16,717	0.77%	(0.11)%	0.93%	16%
Year Ended 9/30/23	14.54%	9,443	0.77%	(0.14)%	0.98%	19%
Year Ended 9/30/22	(16.24)%	17	0.77%	(0.23)%	18.45%	25%
Year Ended 9/30/21	39.36%	21	0.77%	(0.25)%	19.28%	28%(c)

*
During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated. The impact of the voluntary waivers for each period was less than 0.01%.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	Excludes sales charge.
(b)
Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(c)	Portfolio turnover rate excludes in-kind transactions.
45

Appendix A
Financial Intermediary-Specific Sales Charge Waivers
The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.
J.P. Morgan Securities LLC
If you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or Statement of Additional Information (“SAI”).
Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC
• Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.
• Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.
• Shares purchased through rights of reinstatement.
• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
• Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.
CDSC waivers on Class A shares available at J.P. Morgan Securities LLC
• Shares sold upon the death or disability of the shareholder.
• Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
• Shares purchased in connection with a return of excess contributions from an IRA account.
• Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
46

Appendix A
• Shares acquired through a right of reinstatement.
Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent
• Breakpoints as described in the prospectus.
• Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.
• Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).
Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)
Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at Raymond James
Shares purchased in an investment advisory program.
• Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
• Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
CDSC Waivers on Class A shares available at Raymond James
• Death or disability of the shareholder.
• Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.
• Return of excess contributions from an IRA Account.
• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Fund’s Prospectus.
• Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
47

Appendix A
• Shares acquired through a right of reinstatement.
Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent
• Breakpoints as described in this Prospectus.
• Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
• Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
48

Privacy Policy
RBC Funds
Notice of Privacy Policy & Practices
The RBC Funds recognize and respect the privacy concerns and expectations of our customers, including individuals who provide their nonpublic personal information to the RBC Funds but do not invest in the RBC Funds’ shares. We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to our affiliates and to third parties who are not affiliated with the RBC Funds. For the purpose of this Policy, our affiliates are companies that are related by common ownership or control with RBC Global Asset Management (U.S.) Inc.
Collection of Customer Information
We collect nonpublic personal information about our customers from the following sources:
• Account Applications and Other Forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;
• Account History, including information about the transactions and balances in a customer’s accounts; and
• Correspondence, written, telephonic or electronic between a customer and the RBC Funds or service providers to the RBC Funds.

Disclosure of Customer Information
We may disclose all of the information described above to our affiliates and to certain third parties who are not affiliated with the RBC Funds under one or more of these circumstances:
• As Authorized — if you request or authorize the disclosure of the information.
• As Permitted by Law — for example, sharing information with companies who maintain or service customer accounts for the RBC
Funds is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts.
• Under Joint Agreements — we may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

Security, Safeguarding and Destruction of Customer Information and Reports
We require service providers to the RBC Funds to maintain:
• Policies and procedures designed to assure only appropriate access to, and use of information about customers of, the RBC Funds;
• Physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of the
RBC Funds;
• Physical, electronic and procedural safeguards for the proper disposal of customer and consumer report information, as defined in Rule
30(b)(1)(ii) of Regulation S-P.

Delegation
The RBC Funds have delegated the responsibility to implement appropriate written procedures for such safeguarding and disposal of customer and consumer report information and records to the Fund's transfer agent and/or any other service provider who may come into possession of such information.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the RBC Funds.
49

Where to Learn More About the Fund
For more information about the Fund, the following documents are available free upon request:
Annual/Semi-Annual Reports (Reports) and Form N-CSR:
The Fund’s Reports to shareholders and Form N-CSR contain additional information on the Fund’s investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In the Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.
Statement of Additional Information (SAI):
The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.

 You can get free copies of the Reports, the SAI and Form N-CSR, or request other information and discuss your questions about the Fund by contacting a broker or bank that sells the Fund, or contacting the Fund at:
RBC Funds
c/o U.S. Bank Global Fund Services
PO Box 219252
Kansas City, MO 64121-9252
Telephone: 1-800-422-2766
You may also visit the Fund’s website at www.dfinview.com/usrbcgam for a free copy of the Fund’s Prospectus, SAI, Reports or Form N-CSR.
Information from the Securities and Exchange Commission:
You can review and obtain copies of Fund documents from the SEC as follows:
On the EDGAR database via the Internet:
www.sec.gov
By electronic request:
publicinfo@sec.gov
(The SEC charges a fee to copy any documents.)
Investment Company Act File No. 811-21475.
RBC EQ PROSP 1/26

RBC Global Asset Management
RBC BlueBay Fixed Income
Funds Prospectus
January 28, 2026
RBC BlueBay Emerging Market Debt Fund
Class A:	RESAX
Class I:	RBESX
Class R6:	RBERX

RBC BlueBay High Yield Bond Fund
Class A:	RHYAX
Class I:	RGHYX
Class R6:	RHYRX

RBC BlueBay Core Plus Bond Fund
Class A:	RCPAX
Class I:	RCPIX
Class R6:	RCPRX

RBC BlueBay Strategic Income Fund
Class A:	RBIAX
Class I:	RBSIX
Class R6:	RBSRX
As with all mutual funds, the U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved the Fund shares described in this Prospectus or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Fund Summaries
This Prospectus describes the
RBC BlueBay Fixed Income
Funds (the “Funds” or each a
“Fund”) offered by RBC
Funds Trust. Carefully review
this important section, which
summarizes the Funds’
investment objectives,
principal investment strategies
and risks, past performance,
and fees.
1 RBC BlueBay Emerging Market Debt Fund 11 RBC BlueBay High Yield Bond Fund 19 RBC BlueBay Core Plus Bond Fund 29 RBC BlueBay Strategic Income Fund 39 Important Additional Information
More on the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks
40 Investment Objectives 40 Principal Investment Strategies 46 Investing for Temporary Defensive Purposes 47 Principal Risks 59 Additional Risks
Management
The Funds are managed by
RBC Global Asset
Management (U.S.) Inc. (the
“Adviser”) and the RBC
BlueBay Emerging Market
Debt Fund and RBC
BlueBay High Yield Fund are
sub-advised by RBC Global
Asset Management (UK)
Limited (“RBC GAM UK”
or the “Sub-Adviser”).
64 Investment Adviser 65 Investment Sub-Adviser 66 Portfolio Managers
Shareholder Information
Review this section for details on how shares are valued, how to purchase, sell and exchange shares, related charges and payments of dividends and distributions.
68 Pricing of Fund Shares
70 Investment Minimums
71 Purchasing and Adding to Your Shares
73 Automatic Investment Plan
74 Dividends and Distributions and Directed Dividend
Option
75 Selling Your Shares
77 Additional Information About Purchasing and
Selling Shares
83 Exchanging Your Shares

84 Additional Policies on Exchanges
85 Additional Shareholder Services
85 Market Timing and Excessive Trading
87 Disclosure of Portfolio Holdings
88 Distribution Arrangements/Sales Charges
92 Distribution and Service (12b-1) Fees
92 Shareholder Servicing Plan
92 Dividends, Distributions and Taxes
94 Organizational Structure

Investment Practices 95
Financial Highlights 98
Appendix A 107
Privacy Policy 110
Back Cover
Where to Learn More About the Funds

This page has been left blank intentionally.

Fund Summary
RBC BlueBay Emerging Market Debt Fund
Investment Objective
The Fund seeks to achieve a high level of total return consisting of income and capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares of the Fund if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of the RBC Funds. More information about these and other discounts is available from your financial intermediary and under the subheading “Reducing the Initial Sales Charge on Purchases of Class A Shares” on page 89 of this Prospectus.
	Class A	Class I	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.25%	None	None
Maximum Deferred Sales Charge (Load) (as a % of offering or sales price, whichever is less)[1]	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	None	None
Other Expenses	45.92%	0.31%	0.26%
Total Annual Fund Operating Expenses	46.82%	0.96%	0.91%
Fee Waiver and/or Expense Reimbursement[2]	(45.78) %	(0.17) %	(0.17) %
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	1.04%	0.79%	0.74%
1
A 1.00% Contingent Deferred Sales Charge ("CDSC") is imposed on redemptions of Class A shares made within 12 months of a purchase of $1 million  or more of Class A shares on which no front-end sales charge was paid.
2
The Adviser has contractually agreed to waive fees and/or pay operating expenses in order to limit the Fund’s total expenses (excluding brokerage and other investment-related costs, interest, taxes, dues, fees and other charges of governments and their agencies, extraordinary expenses such as litigation and indemnification, other expenses not incurred in the ordinary course of the Fund’s business and acquired fund fees and expenses) to 1.04%  of the Fund’s average daily net assets for Class A shares, 0.79%  for Class I shares and 0.74%  for Class R6 shares. This expense limitation agreement is in place until January 31, 2027  and may not be terminated by the Adviser prior to that date. The expense limitation agreement may be revised or terminated by the Fund’s board of trustees if the board consents to a revision or termination as being in the best interests of the Fund. The Adviser is entitled to recoup from the Fund or class the fees and/or operating expenses previously waived or reimbursed for a period of 3 years  from the date of such waiver or reimbursement, provided that such recoupment does not cause the Fund’s expense ratio (after the

Fund Summary
RBC BlueBay Emerging Market Debt Fund
repayment is taken into account) to exceed the lesser of: (i) the Fund’s expense limitation at the time of the waiver or reimbursement and (ii) the Fund’s expense limitation at the time of recoupment.
Example:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs for the Fund reflect the net expenses of the Fund that result from the contractual expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$527	$6,358	$8,332	$9,274
Class I	$81	$289	$514	$1,162
Class R6	$76	$274	$488	$1,104
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 90% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in fixed income securities and/or investments that have similar economic characteristics as fixed income securities of issuers economically tied to emerging market countries that are considered by the Fund to have the potential to provide a high level of total return. For purposes of this policy, the term “assets” means net assets plus the amount of borrowings for investment purposes.
The Fund will primarily invest in sovereign debt securities. Sovereign debt securities are securities that are issued or guaranteed by foreign sovereign governments or their agencies, authorities or political subdivisions or instrumentalities, and supranational agencies. The Fund may also invest in debt securities issued or guaranteed by foreign corporations and foreign financial institutions and in loans.
A security is economically tied to an emerging market country if it is issued by a foreign government (or any political subdivision, agency, authority or instrumentality of such government) or corporation and the security is principally traded on the emerging market country’s securities markets, or the issuer is headquartered in the emerging market country, 100% of the issuer’s assets are within the economies of emerging market countries, or the issuer is 100% secured by assets within the

Fund Summary
RBC BlueBay Emerging Market Debt Fund
economies of emerging market countries. In determining whether a country is emerging or developed, the Fund may consider (i) classifications by the World Bank, the International Finance Corporation or the United Nations (and its agencies); (ii) classifications by the JPMorgan EMBI Global Diversified index; and (iii) the International Monetary Fund’s definition and list of developing and emerging market countries. Currently, emerging market countries include, but are not limited to, countries in Asia (excluding Japan), Africa, Eastern Europe, the Middle East, and Latin America.
The Fund will normally invest in a portfolio of fixed income securities denominated in both the U.S. Dollar and currencies of other developed countries, and in currencies of the local emerging market countries. Currencies of developed countries include: U.S. Dollar, Canadian Dollar, Euro, GB Pound and Japanese Yen. Local currencies can be defined as the currency of the issuer based in emerging market countries worldwide (e.g. Brazil bonds issued in Brazilian Real).
The Fund will invest, either directly or indirectly (e.g. via derivatives such as credit linked notes, interest rate swaps, total return swaps and credit default swaps), in fixed income securities of any rating (i.e. including investment grade and below investment grade (junk bonds)) issued by emerging market issuers or entities domiciled in an emerging market country, as well as in distressed debt securities of issuers from emerging market countries. The Fund may invest in securities of any market capitalization and may from time to time invest a significant amount of its assets in fixed income securities issued by smaller companies. The Fund’s investments may be of any maturity.
Derivatives, which are instruments that have a value based on another instrument, interest rate, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and forwards as tools in the management of portfolio assets. The Fund may use such derivatives through either the creation of long and short positions to hedge various investments, for investment purposes, for risk management and/or in a manner intended to increase income or gain to the Fund.
The Fund may invest in sovereign debt securities which are traded in local markets in local currency, and bonds and notes issued by banks and corporations which are traded in local markets. The Fund takes active exposure to investments in foreign currencies, including the local currencies in the emerging markets countries, both through its investments in such countries as well as through currency derivatives. The Fund will vary its proportion invested in developed country currency instruments and emerging markets currency instruments according to the investment view of the Fund in relation to the relevant instruments. In making this selection, the Fund will consider in particular the credit rating, the currency (in case of emerging market currency instruments only) and the interest rate of such instruments. There is no limit on the number of countries in which the Fund may invest, and the Fund may invest in a number of different countries at any time.
The Fund engages in active and frequent trading of its portfolio securities, which results in high portfolio turnover.

Fund Summary
RBC BlueBay Emerging Market Debt Fund
The Sub-Adviser incorporates material environmental, social and governance (“ESG”) factors as part of the investment process.
The Sub-Adviser employs ESG Exclusion / Negative Screening as part of its investment process in managing the Fund. ESG Exclusion / Negative Screening is defined as the exclusion of certain sectors, issuers or practices based on specific ESG considerations determined by the Sub-Adviser, as applicable.
The ESG Exclusion / Negative Screening applied by the Sub-Adviser includes:
• Producers of controversial weapons, including, but not limited to, cluster munitions, anti-personnel mines, chemical and biological weapons and depleted uranium;
• Tobacco producers;
• Certain thresholds of involvement in thermal coal mining;
• Certain thresholds of involvement in oil sands exploration and production; and
• Party to, or ratification status of, UN conventions and treaties against corruption and torture and punishment
The Sub-Adviser may also facilitate ESG engagement, which is defined by the Sub-Adviser as the interactions between the Sub-Adviser and current or potential investees (which may be companies, sovereign, supranational and agency issuers (SSA) and/or other stakeholders of relevance to the investees on ESG issues). The Sub-Adviser may undertake ESG engagement to seek to gain insight regarding an issuer’s ESG practices and/or improve an issuer’s ESG disclosure. For example, the Sub-Adviser may engage with certain issuers regarding governance practices as well as what the Sub-Adviser deems to be materially important environmental and/or social issues.
For specific issuer and security types, as well as certain investment exposures, fixed income securities held by the Fund are subject to the Sub-Adviser’s ESG evaluation. The Sub-Adviser’s ESG evaluation is part of the Sub-Adviser’s wider credit analysis. The Sub-Adviser uses in-house ESG research supplemented by external third-party ESG information.
Principal Risks
The value of your investment in the Fund will change daily, which means that you could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. By itself, the Fund is not a balanced investment program. There is no guarantee that the Fund will meet its goal. The principal risks of investing in the Fund include:
Emerging Markets Risk. The Fund primarily invests in emerging markets. The securities markets of most emerging market countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, auditing, financial and other reporting requirements as the securities markets of more developed countries. In addition, the Fund is limited in its ability to exercise its legal

Fund Summary
RBC BlueBay Emerging Market Debt Fund
rights or enforce a counterparty’s legal obligations in emerging markets countries. These risks are not normally associated with investments in more developed countries.
Foreign Risk. Foreign securities may be subject to risk of loss because of less foreign government regulation, less public information, different auditing and legal standards and less economic, political, environmental and social stability in these countries. Loss may also result from the imposition of exchange controls, sanctions, trading restrictions, confiscation of assets and property and other government restrictions, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities.
Sovereign Debt Risk. The Fund may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.
Investing in the European Union Risk. Investments in certain countries in the European Union are susceptible to economic risks associated with high levels of government debt. Adverse regulatory, economic and political events in European Union member states may cause the Fund’s investments to decline in value. Separately, the European Union faces issues involving its membership, structure, procedures and policies. The exit of one or more member states from the European Union, such as the exit by the United Kingdom (UK), would subject its currency and banking system to increased risk. The exit by a member state will likely result in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which may adversely affect a Fund’s investments. Additionally, the reintroduction of national currencies in one or more Eurozone countries or the abandonment of the Euro as a currency could have major negative effects on the Funds’ investments as well as the ability of the Funds’ counterparties to fulfill their obligations.
Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. Dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.
Interest Rate Risk. The Fund’s yield and value will fluctuate as the general level of interest rates change. During periods when interest rates are low, the Fund’s yield may

Fund Summary
RBC BlueBay Emerging Market Debt Fund
also be low. When interest rates increase, securities held by the Fund will generally decline in value. Interest rate changes are influenced by a number of factors including government policy, inflation expectations, and supply and demand. The Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.
High Yield Securities Risk. High yield securities, which are non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and have a higher risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.
High Portfolio Turnover Risk. The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities.
Investment Grade Securities Risk.  Investment grade rated securities are assigned credit ratings by ratings agencies on the basis of the creditworthiness or risk of default of a bond issue. Rating agencies review, from time to time, such assigned ratings of the securities and may subsequently downgrade the rating if economic circumstances impact the relevant bond issues. Investments in the Fund are subject to additional risks associated with municipal securities.
Small Company Risk. Stocks of smaller and less seasoned companies involve greater risks than those of larger companies. These companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Smaller companies may be more sensitive to changes in the economy overall. Historically, small company stocks have been more volatile than those of larger companies. As a result, the Fund’s net asset value may be subject to rapid and substantial changes.
Derivatives Risk. Derivatives and other similar instruments (collectively referred to as “derivatives”), including options contracts, futures contracts, forwards, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange-traded funds), may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment. The performance of derivatives depends largely on the performance of their underlying asset reference, rate, or index; therefore, derivatives often have risks similar to those risks of the underlying asset, reference, rate or index, in addition to other risks. However, the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, reference, rate or index. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. Over-the-counter (“OTC”) derivatives are traded bilaterally between two parties, which exposes the Fund to heightened liquidity risk, valuation risk and counterparty risk (the risk that the

Fund Summary
RBC BlueBay Emerging Market Debt Fund
derivative counterparty will not fulfill its contractual obligations), including the credit risk of the derivative counterparty, compared to other types of investments. Changes in the value of a derivative may also create margin delivery or settlement payment obligations for the Fund. Certain derivatives are subject to exchange trading and/or mandatory clearing (which interposes a central clearinghouse to each participant’s derivative transaction). Exchange trading, central clearing and margin requirements are intended to reduce counterparty credit risk and increase liquidity and transparency, but do not make a derivatives transaction risk-free and may subject the Fund to increased costs. The use of derivatives may not be successful, and certain of the Fund’s transactions in derivatives may not perform as expected, which may prevent the Fund from realizing the intended benefits, and could result in a loss to the Fund. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation, as well as liquidity risk. The use of derivatives is also subject to operational risk which refers to risk related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error, as well as legal risk which refers to the risk of loss resulting from insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
Leverage Risk. Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.
Liquidity Risk. The Fund may be subject to the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities (including securities deemed liquid at the time of purchase that subsequently became less liquid) at an advantageous time or price or achieve its desired level of exposure to a certain sector.
Loan Risk. The Fund may invest in loans including loans that are rated below investment grade or the unrated equivalent. Like other high yield, corporate debt instruments, such loans are subject to an increased risk of default in the payment of principal and interest as well as the other risks described under “Interest Rate Risk,” “Issuer/Credit Risk,” and “High Yield Securities Risk.”
Valuation Risk. The Fund’s assets are generally valued based on evaluated prices received from third-party pricing services or from broker-dealers who make markets in the securities and are generally categorized as Level 2 in the fair value hierarchy. As a result, there is the risk that the values at which these investments are sold may be significantly different to the estimated fair values of these investments.
Custodial Risk. The Fund may invest in markets where custodian and/or settlement systems are not fully developed. The assets of the Fund which are traded in such markets and which have been entrusted to sub-custodians, in circumstances where the use of such sub-custodians is necessary, may be exposed to risk in circumstances whereby the custodian will have no liability.

Fund Summary
RBC BlueBay Emerging Market Debt Fund
Market Risk. The markets in which the Fund invests may go down in value, sometimes sharply and unpredictably. The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, tariffs and other trade barriers, and national and international political circumstances. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses. A Fund’s investments may be overweighted from time to time in one or more sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.
Credit Spread Risk. The Fund’s investments may be adversely affected if any of the issuers it is invested in are subject to an actual or perceived (whether by market participants, rating agencies, pricing services or otherwise) deterioration to their credit quality. Any actual or perceived deterioration may lead to an increase in the credit spreads and a decline in price of the issuer’s securities.
Issuer/Credit Risk. There is a possibility that issuers of securities in which the Fund may invest may default on the payment of interest or principal on the securities when due, which could cause the Fund to lose money.
Active Management Risk. The Fund is actively managed and its performance therefore will reflect in part the Sub-Adviser’s ability to make investment decisions that are suited to achieve the Fund’s investment objective.
Performance Information
The bar chart and performance table provide an indication of the risks of an investment in the Fund by showing changes in performance from year to year and by showing how the Fund’s average annual total returns (before and after taxes) compare with those of two indices. The Bloomberg Global Aggregate Bond Index serves as the Fund’s regulatory index and provides a broad measure of market performance. The JPMorgan EMBI Global Diversified Index is the Fund’s additional index and is more representative of the Fund’s investment universe than the regulatory index. The returns for Class A and Class R6 shares will be different than the returns of Class I shares shown in the bar chart and performance table because fees and expenses of the classes differ. Past performance (before and after taxes) does not indicate how the Fund will perform in the future.
As of November 1, 2017, the Fund changed its investment strategies and certain investment policies. In view of these changes, the Fund’s performance record prior to this period might be less pertinent for investors considering whether to purchase shares of the Fund. Updated information on the Fund’s performance can be obtained by visiting www.rbcgam.com or by calling 1-800-422-2766.

Fund Summary
RBC BlueBay Emerging Market Debt Fund
Annual Total Returns – Class I Shares

During the period shown in the chart for the Class I Shares of the Fund:
	Quarter	Returns
Best quarter:	Q2 2020	14.87%
Worst quarter:	Q1 2020	(16.44) %
?
Performance Table
The table below shows after-tax returns for Class I shares only. Before-tax returns for Class A shares assume applicable maximum sales charges. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume that the investor received a tax benefit for any loss incurred on the sale of the shares. The inception dates of Class I shares, Class A shares and Class R6 shares of the Fund are November 30, 2011, November 27, 2013, and December 27, 2016, respectively. Performance shown for Class R6 and Class A shares prior to their inception dates are based on the performance of Class I shares, adjusted to reflect the respective fees and expenses of Class R6 shares and Class A shares and applicable sales charges.

Fund Summary
RBC BlueBay Emerging Market Debt Fund
Average Annual Total Returns (for the periods ended December 31, 2025)
	Past Year	Past 5 Years	Past 10 Years	Since Inception
Class I Before Taxes	14.64%	3.15%	5.12%	3.44%
Class I After Taxes on Distributions	11.99%	0.66%	3.11%	1.80%
Class I After Taxes on Distributions and Sale of Shares	8.58%	1.23%	3.05%	1.91%
Class A Before Taxes	9.53%	2.01%	4.39%	2.87%
Class R6 Before Taxes	14.71%	3.23%	5.18%	3.52%
Bloomberg Global Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	8.17%	(2.15) %	1.26%	0.87%
JPMorgan EMBI Global Diversified Index (reflects no deduction for fees, expenses or taxes)	14.30%	1.78%	4.40%	4.59%

Management
Investment Adviser
RBC Global Asset Management (U.S.) Inc.
Investment Sub-Adviser
RBC Global Asset Management (UK) Limited (“Sub-Adviser” or “RBC GAM UK”)
Portfolio Managers
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:
• Polina Kurdyavko, Senior Portfolio Manager of the Sub-Adviser, has been a portfolio manager of the Fund since 2017.
• Gary Sedgewick, Portfolio Manager of the Sub-Adviser, has been a portfolio manager of the Fund since 2024.
For important information about “Purchase and Sale of Fund Shares,” please turn to “Important Additional Information” on page 39 of this Prospectus.
Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or a combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case you may be taxed later upon withdrawal of your investment from such arrangement.
For important information about “Payments to Broker-Dealers and Other Financial Intermediaries,” please turn to “Important Additional Information” on page 39 of this Prospectus.

Fund Summary
RBC BlueBay High Yield Bond Fund
Investment Objective
The Fund seeks to achieve a high level of total return consisting of income and capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares of the Fund if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of the RBC Funds. More information about these and other discounts is available from your financial intermediary and under the subheading “Reducing the Initial Sales Charge on Purchases of Class A Shares” on page 89 of this Prospectus.
	Class A	Class I	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.25%	None	None
Maximum Deferred Sales Charge (Load) (as a % of offering or sales price, whichever is less)[1]	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.25%	None	None
Other Expenses	0.28%	0.20%	0.20%
Total Annual Fund Operating Expenses	1.08%	0.75%	0.75%
Fee Waiver and/or Expense Reimbursement[2]	(0.26) %	(0.18) %	(0.26) %
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	0.82%	0.57%	0.49%
1
A 1.00% Contingent Deferred Sales Charge ("CDSC") is imposed on redemptions of Class A shares made within 12 months of a purchase of $1 million  or more of Class A shares on which no front-end sales charge was paid.
2
The Adviser has contractually agreed to waive fees and/or pay operating expenses in order to limit the Fund’s total expenses (excluding brokerage and other investment-related costs, interest, taxes, dues, fees and other charges of governments and their agencies, extraordinary expenses such as litigation and indemnification, other expenses not incurred in the ordinary course of the Fund’s business and acquired fund fees and expenses) to 0.82% of the Fund’s average daily net assets for Class A shares, 0.57% for Class I shares and 0.49% for Class R6 shares. This expense limitation agreement is in place until January 31, 2027  and may not be terminated by the Adviser prior to that date. The expense limitation agreement may be revised or terminated by the Fund’s board of trustees if the board consents to a revision or termination as being in the best interests of the Fund. The Adviser is entitled to recoup from the Fund or class the fees and/or operating expenses previously waived or reimbursed for a period of 3 years  from the date of such waiver or reimbursement, provided that such recoupment does not cause the Fund’s expense ratio (after the

Fund Summary
RBC BlueBay High Yield Bond Fund
repayment is taken into account) to exceed the lesser of: (i) the Fund’s expense limitation at the time of the waiver or reimbursement and (ii) the Fund’s expense limitation at the time of recoupment.
Example:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs for the Fund reflect the net expenses of the Fund that result from the contractual expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$505	$729	$971	$1,663
Class I	$58	$221	$399	$913
Class R6	$50	$213	$391	$907
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 107% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in fixed income securities and/or investments that, at the time of purchase, have similar economic characteristics as fixed income securities that are non-investment grade (high yield /junk bond), and are considered by the Fund to have the potential to provide a high level of total return. For purposes of this policy, the term “assets” means net assets plus the amount of borrowings for investment purposes. Up to 20% of the Fund’s total assets may be invested in other securities, including investment grade securities. The Fund may also invest in loans.
Non-investment grade securities are securities rated Ba1 or BB+ or below by Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Financial Services LLC (“S&P”), respectively, a similar rating from a recognized rating agency, or unrated securities deemed comparable by the Fund. The Fund will primarily invest in securities issued by entities domiciled in the U.S. and to a lesser extent, within the European Union. The Fund will normally invest at least 70% of the Fund’s assets in security holdings issued by U.S.-domiciled entities.
The Fund will invest, either directly or indirectly (e.g. via derivatives such as credit linked notes, interest rate swaps, total return swaps and credit default swaps), primarily in fixed income securities that are non-investment grade. Derivatives, which

Fund Summary
RBC BlueBay High Yield Bond Fund
are instruments that have a value based on another instrument, interest rate, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and forwards as tools in the management of portfolio assets. The Fund may use such derivatives through either the creation of long and short positions to hedge various investments, for investment purposes, for risk management and/or in a manner intended to increase income or gain to the Fund.
The Adviser and Sub-Adviser incorporate material environmental, social and governance (ESG) factors as part of the investment process for applicable types of investments. The ESG factors deemed material to the Fund are at the discretion of the Adviser and Sub-Adviser.
The Adviser and Sub-Adviser apply exclusions as part of the investment process in managing the Fund. The exclusions apply a defined set of criteria (which may be product or conduct based), as determined by the Adviser or Sub-Adviser, to exclude certain issuers from the investment universe, as applicable. Exclusion criteria may be based on factors including, but not limited to, certain revenue thresholds from business activities or conduct-based assessments from third-party providers.
The exclusion criteria applied by the Adviser and Sub-Adviser exclude companies involved in:
• Incidents misaligned with the UN Global Compact Principles;
• The production of controversial weapons;
• The production of nuclear weapons;
• The production of tobacco producers;
• The mining of, or power generation from, thermal coal.
Principal Risks
The value of your investment in the Fund will change daily, which means that you could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. By itself, the Fund is not a balanced investment program. There is no guarantee that the Fund will meet its goal. The principal risks of investing in the Fund include:
High Yield Securities Risk. High yield securities, which are non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and have a higher risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.
Interest Rate Risk. The Fund’s yield and value will fluctuate as the general level of interest rates change. During periods when interest rates are low, the Fund’s yield may also be low. When interest rates increase, securities held by the Fund will generally decline in value. Interest rate changes are influenced by a number of factors including

Fund Summary
RBC BlueBay High Yield Bond Fund
government policy, inflation expectations, and supply and demand. The Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.
Foreign Risk. Foreign securities may be subject to risk of loss because of less foreign government regulation, less public information, different auditing and legal standards and less economic, political, environmental and social stability in these countries. Loss may also result from the imposition of exchange controls, sanctions, trading restrictions, confiscation of assets and property and other government restrictions, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities.
Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. Dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.
Investment Grade Securities Risk.  Investment grade rated securities are assigned credit ratings by ratings agencies on the basis of the creditworthiness or risk of default of a bond issue. Rating agencies review, from time to time, such assigned ratings of the securities and may subsequently downgrade the rating if economic circumstances impact the relevant bond issues. Investments in the Fund are subject to additional risks associated with municipal securities.
Loan Risk. The Fund may invest in loans including loans that are rated below investment grade or the unrated equivalent. Like other high yield, corporate debt instruments, such loans are subject to an increased risk of default in the payment of principal and interest as well as the other risks described under “Interest Rate Risk,” “Issuer/Credit Risk,” and “High Yield Securities Risk.”
Derivatives Risk. Derivatives and other similar instruments (collectively referred to as “derivatives”), including options contracts, futures contracts, forwards, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange-traded funds), may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment. The performance of derivatives depends largely on the performance of their underlying asset reference, rate, or index; therefore, derivatives often have risks similar to those risks of the underlying asset, reference, rate or index, in addition to other risks. However, the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, reference, rate or index. Many derivatives create leverage thereby causing the Fund to be more volatile

Fund Summary
RBC BlueBay High Yield Bond Fund
than it would have been if it had not used derivatives. Over-the-counter (“OTC”) derivatives are traded bilaterally between two parties, which exposes the Fund to heightened liquidity risk, valuation risk and counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including the credit risk of the derivative counterparty, compared to other types of investments. Changes in the value of a derivative may also create margin delivery or settlement payment obligations for the Fund. Certain derivatives are subject to exchange trading and/or mandatory clearing (which interposes a central clearinghouse to each participant’s derivative transaction). Exchange trading, central clearing and margin requirements are intended to reduce counterparty credit risk and increase liquidity and transparency, but do not make a derivatives transaction risk-free and may subject the Fund to increased costs. The use of derivatives may not be successful, and certain of the Fund’s transactions in derivatives may not perform as expected, which may prevent the Fund from realizing the intended benefits, and could result in a loss to the Fund. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation, as well as liquidity risk. The use of derivatives is also subject to operational risk which refers to risk related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error, as well as legal risk which refers to the risk of loss resulting from insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
Leverage Risk. Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.
Liquidity Risk. The Fund may be subject to the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities (including securities deemed liquid at the time of purchase that subsequently became less liquid) at an advantageous time or price or achieve its desired level of exposure to a certain sector.
High Portfolio Turnover Risk. The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities.
Valuation Risk. The Fund’s assets are generally valued based on evaluated prices received from third-party pricing services or from broker-dealers who make markets in the securities and are generally categorized as Level 2 in the fair value hierarchy. As a result, there is the risk that the values at which these investments are sold may be significantly different to the estimated fair values of these investments.
Custodial Risk. The Fund may invest in markets where custodian and/or settlement systems are not fully developed. The assets of the Fund which are traded in

Fund Summary
RBC BlueBay High Yield Bond Fund
such markets and which have been entrusted to sub-custodians, in circumstances where the use of such sub-custodians is necessary, may be exposed to risk in circumstances whereby the custodian will have no liability.
Investing in the European Union Risk. Investments in certain countries in the European Union are susceptible to economic risks associated with high levels of government debt. Adverse regulatory, economic and political events in European Union member states may cause the Fund’s investments to decline in value. Separately, the European Union faces issues involving its membership, structure, procedures and policies. The exit of one or more member states from the European Union, such as the exit by the United Kingdom (UK), would subject its currency and banking system to increased risk. The exit by a member state will likely result in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which may adversely affect a Fund’s investments. Additionally, the reintroduction of national currencies in one or more Eurozone countries or the abandonment of the Euro as a currency could have major negative effects on the Funds’ investments as well as the ability of the Funds’ counterparties to fulfill their obligations.
Market Risk. The markets in which the Fund invests may go down in value, sometimes sharply and unpredictably. The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, tariffs and other trade barriers, and national and international political circumstances. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses. A Fund’s investments may be overweighted from time to time in one or more sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.
Credit Spread Risk. The Fund’s investments may be adversely affected if any of the issuers it is invested in are subject to an actual or perceived (whether by market participants, rating agencies, pricing services or otherwise) deterioration to their credit quality. Any actual or perceived deterioration may lead to an increase in the credit spreads and a decline in price of the issuer’s securities.
Issuer/Credit Risk. There is a possibility that issuers of securities in which the Fund may invest may default on the payment of interest or principal on the securities when due, which could cause the Fund to lose money.
Active Management Risk. The Fund is actively managed and its performance therefore will reflect in part the Adviser’s and Sub-Adviser’s ability to make investment decisions that are suited to achieve the Fund’s investment objective.
Performance Information
The bar chart and performance table provide an indication of the risks of an investment in the Fund by showing changes in performance from year to year and by showing how the Fund’s average annual total returns (before and after taxes) compare with those of two indices. The Bloomberg US Aggregate Bond Index serves as the Fund’s regulatory index and provides a broad measure of market performance. The

Fund Summary
RBC BlueBay High Yield Bond Fund
ICE BofA US High Yield Index is the Fund’s additional index and is more representative of the Fund’s investment universe than the regulatory index. The returns for Class A shares will be different than the returns of Class I shares shown in the bar chart and performance table because fees and expenses of the classes differ. Past performance (before and after taxes) does not indicate how the Fund will perform in the future. As of November 1, 2017, the Fund changed its investment strategies and certain investment policies. In view of these changes, the Fund’s performance record prior to this period might be less pertinent for investors considering whether to purchase shares of the Fund. Updated information on the Fund’s performance can be obtained by visiting www.rbcgam.com or by calling 1-800-422-2766.
Annual Total Returns – Class I Shares

During the period shown in the chart for the Class I Shares of the Fund:
	Quarter	Returns
Best quarter:	Q4 2023	7.21%
Worst quarter:	Q2 2022	(9.18) %
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Performance Table
The table below shows after-tax returns for Class I shares only. Before-tax returns for Class A shares assume applicable maximum sales charges. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume that the investor received a tax benefit for any loss incurred on the sale of the shares. The inception dates of Class I shares, Class A shares and Class R6 shares of the Fund are November 30, 2011, November 27, 2013 and December 13, 2025, respectively. Performance shown for Class R6 and Class A shares prior to their inception dates are based on the performance of Class I shares, adjusted

Fund Summary
RBC BlueBay High Yield Bond Fund
to reflect the respective fees and expenses of Class R6 shares and Class A shares and applicable sales charges.
Average Annual Total Returns (for the periods ended December 31, 2025)
	Past Year	Past 5 Years	Past 10 Years	Since Inception
Class I Before Taxes	9.02%	4.56%	6.29%	6.29%
Class I After Taxes on Distributions	6.08%	1.96%	3.86%	3.73%
Class I After Taxes on Distributions and Sale of Shares	5.28%	2.32%	3.78%	3.74%
Class A Before Taxes	4.12%	3.40%	5.55%	5.69%
Class R6 Before Taxes	9.11%	4.64%	6.35%	6.45%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	(0.36) %	2.01%	2.11%
ICE BofA US High Yield Index (reflects no deduction for fees, expenses or taxes)	8.50%	4.50%	6.45%	6.17%

Management
Investment Adviser
RBC Global Asset Management (U.S.) Inc.
Investment Sub-Adviser
RBC Global Asset Management (UK) Limited (“Sub-Adviser” or “RBC GAM UK”)
Portfolio Managers
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:
• Tim Leary, Senior Portfolio Manager of the Adviser, has been a portfolio manager of the Fund since 2019.
• Andrzej Skiba, Senior Portfolio Manager of the Adviser, has been a portfolio manager of the Fund since 2020.
• Charles Whinery, Portfolio Manager of the Adviser, has been a portfolio manager of the Fund since 2024.
For important information about “Purchase and Sale of Fund Shares,” please turn to “Important Additional Information” on page 39 of this Prospectus.
Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or a combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case you may be taxed later upon withdrawal of your investment from such arrangement.
For important information about “Payments to Broker-Dealers and Other Financial Intermediaries,” please turn to “Important Additional Information” on page 39 of this Prospectus.

Fund Summary
RBC BlueBay Core Plus Bond Fund
Investment Objective
The Fund seeks to provide total return.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares of the Fund if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of the RBC Funds. More information about these and other discounts is available from your financial intermediary and under the subheading “Reducing the Initial Sales Charge on Purchases of Class A Shares” on page 89 of this Prospectus.
	Class A	Class I	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	3.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of offering or sales price, whichever is less)[1]	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%	0.35%	0.35%
Distribution and/or Service (12b-1) Fees	0.25%	None	None
Other Expenses	0.54%	0.50%	0.51%
Acquired Fund Fees and Expenses[2]	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.15%	0.86%	0.87%
Fee Waiver and/or Expense Reimbursement[3]	(0.44) %	(0.40) %	(0.46) %
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	0.71%	0.46%	0.41%
1
A 1.00% Contingent Deferred Sales Charge ("CDSC") is imposed on redemptions of Class A shares made within 12 months of a purchase of $1 million  or more of Class A shares on which no front-end sales charge was paid.
2
Total Annual Fund Operating Expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.
3
The Adviser has contractually agreed to waive fees and/or pay operating expenses in order to limit the Fund’s total expenses (excluding brokerage and other investment-related costs, interest, taxes, dues, fees and other charges of governments and their agencies, extraordinary expenses such as litigation and indemnification, other expenses not incurred in the ordinary course of the Fund’s business and acquired fund fees and expenses) to 0.70%  of the Fund’s average daily net assets for Class A shares, 0.45%  for Class I shares and 0.40%  for Class R6 shares. This expense limitation agreement is in place until January 31, 2027  and may not be terminated by the Adviser prior to that date. The expense limitation agreement may be revised or terminated by the Fund’s board of trustees if the board consents to a revision or termination as being in the best interests of the Fund. The Adviser is entitled to recoup from the Fund or class the fees and/or operating expenses previously waived or reimbursed for a period of 3 years  from the date of such waiver or

Fund Summary
RBC BlueBay Core Plus Bond Fund
reimbursement, provided that such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (i) the Fund’s expense limitation at the time of the waiver or reimbursement and (ii) the Fund’s expense limitation at the time of recoupment.
Example:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs for the Fund reflect the net expenses of the Fund that result from the contractual expense limitation through the expiration date stated above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$445	$685	$944	$1,683
Class I	$47	$235	$439	$1,025
Class R6	$42	$232	$438	$1,030
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 842% of the average value of its portfolio. The Fund invests in to-be-announced (“TBA”) mortgage-backed securities transactions, which tend to inflate a fund’s turnover rate because these investments, which generally have a short-term duration, are typically rolled forward for an additional term at the expiration of each term.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in fixed income securities. For purposes of this policy, the term “assets” means net assets plus the amount of borrowings for investment purposes. The fixed income securities in which the Fund may invest include, but are not limited to, bonds, municipal securities, mortgage-related and asset-backed securities (including Collateralized Mortgage Obligations (“CMOs”)), and obligations of U.S. and foreign governments (and supranational organizations) and their agencies. The Fund may invest in securities with fixed, floating or variable rates of interest. The Fund may invest up to 20% of its net assets in securities that are non-investment grade (high yield/junk bond).
The Fund will be managed relative to the Bloomberg US Aggregate Bond Index as the Fund’s duration will be managed relative to the Index. The weighted average effective duration of the Bloomberg U.S. Aggregate Bond Index was 5.98 years as of December 31, 2025. The Fund typically seeks to maintain a duration of +/- 2 years

Fund Summary
RBC BlueBay Core Plus Bond Fund
versus benchmark. Duration is a measure of price sensitivity of a debt security or a portfolio of debt securities relative to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
The Fund’s investment strategy is referred to as “Core Plus” because the Adviser has the ability to add high yield securities and other securities to a core portfolio of investment grade fixed income securities that are generally representative of the Bloomberg US Aggregate Bond Index.
The Fund may invest in securities of both U.S. and foreign issuers, including issuers within the European Union and issuers economically tied to emerging market countries. The Fund will normally invest in a portfolio of fixed income securities denominated in U.S. Dollars but may invest in securities denominated in currencies of other countries.
In addition, the Fund may invest its assets in derivatives, which are instruments that have a value derived from or directly linked to an underlying asset, such as equity securities, bonds, commodities, currencies, interest rates, or market indices. In particular, the Fund may use exchange-traded options, bond futures, interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities) and currency futures for portfolio positioning and risk management purposes. The Fund’s exposure to derivatives will vary. For purposes of meeting its 80% investment policy, the Fund may include derivatives that have characteristics similar to the Fund’s direct investments.
The Adviser is primarily responsible for managing the Fund’s assets. The Adviser uses a bottom-up, fundamental process combined with top-down risk management tools designed to meet the Fund’s investment objective. The Adviser uses detailed credit analysis to identify investment opportunities while simultaneously seeking to minimize principal losses.
The Adviser incorporates material environmental, social and governance (ESG) factors as part of the investment process for applicable types of investments. The ESG factors deemed material to the Fund are at the discretion of the Adviser.
The Adviser applies exclusions as part of its investment process in managing the Fund. is the exclusions apply a defined set of criteria (which may be product or conduct based), as determined by the Adviser, to exclude certain issuers from the investment universe, as applicable. Exclusion criteria may be based on factors including, but not limited to, certain revenue thresholds from business activities or conduct-based assessments from third-party providers.
The exclusion criteria applied by the Adviser exclude companies involved in:
• Incidents misaligned with the UN Global Compact Principles;
• The production of controversial weapons;
• The production of nuclear weapons;
• The production of tobacco;
• The mining of, or power generation from, thermal coal mining.

Fund Summary
RBC BlueBay Core Plus Bond Fund
Principal Risks
The value of your investment in the Fund will change daily, which means that you could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. By itself, the Fund is not a balanced investment program. There is no guarantee that the Fund will meet its goal. The principal risks of investing in the Fund include:
Interest Rate Risk. The Fund’s yield and value will fluctuate as the general level of interest rates change. During periods when interest rates are low, the Fund’s yield may also be low. When interest rates increase, securities held by the Fund will generally decline in value. Interest rate changes are influenced by a number of factors including government policy, inflation expectations, and supply and demand. Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date.  The Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.
Credit Spread Risk. The Fund’s investments may be adversely affected if any of the issuers it is invested in are subject to an actual or perceived (whether by market participants, rating agencies, pricing services or otherwise) deterioration to their credit quality. Any actual or perceived deterioration may lead to an increase in the credit spreads and a decline in price of the issuer’s securities.
Issuer/Credit Risk. There is a possibility that issuers of securities in which the Fund may invest may default on the payment of interest or principal on the securities when due, which could cause the Fund to lose money.
Market Risk. The markets in which the Fund invests may go down in value, sometimes sharply and unpredictably. The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, tariffs and other trade barriers, and national and international political circumstances. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses. A Fund’s investments may be overweighted from time to time in one or more sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.
Investment Grade Securities Risk.  The Fund primarily invests in investment grade rated securities.  Investment grade rated securities are assigned credit ratings by ratings agencies on the basis of the creditworthiness or risk of default of a bond issue. Rating agencies review, from time to time, such assigned ratings of the securities and may subsequently downgrade the rating if economic circumstances impact the relevant bond issues.
Mortgage-Related Securities Risk. Mortgage-related securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property, and include pass-through securities and Collateralized Mortgage Obligations (“CMOs”). Mortgage pass-through securities are securities representing interests in “pools” of mortgages in which payments of both interest and principal on

Fund Summary
RBC BlueBay Core Plus Bond Fund
the securities are made monthly, in effect “passing through” monthly payments made by the individual borrowers on the underlying residential mortgage loans. Early repayment of principal on mortgage pass-through securities may expose the Fund to a lower rate of return upon reinvestment of principal. CMOs are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. CMOs are issued in multiple classes, and each class may have its own interest rate and/or maturity. The value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of non-payment. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. Upward trends in interest rates tend to lengthen the average life of mortgage-related securities and also cause the value of outstanding securities to drop. Thus, during periods of rising interest rates, the value of these securities held by the Fund would tend to drop and the portfolio-weighted average life of such securities held by the Fund may tend to lengthen due to this effect. Longer-term securities tend to experience more price volatility.
Asset-Backed Securities Risk. Payments on asset-backed securities depend upon assets held by the issuer and collections of the underlying loans. The value of these securities depends on many factors, including changing interest rates, the availability of information about the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In certain market conditions, asset-backed securities may experience volatile fluctuations in value and periods of illiquidity.
Prepayment Risk. The value of some mortgage-backed and asset-backed securities in which the Fund invests may fall due to unanticipated levels of principal prepayments that can occur when interest rates decline.
U.S. Government Obligations Risk. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises (such as Fannie Mae and Freddie Mac) have historically involved little risk of loss of principal if held to maturity. However, the maximum potential liability of the issuers of some of these securities may greatly exceed their current resources and no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.
High Yield Securities Risk. High yield securities, which are non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and have a higher risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.
Liquidity Risk. The Fund may be subject to the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities (including securities deemed liquid at the time of purchase that

Fund Summary
RBC BlueBay Core Plus Bond Fund
subsequently became less liquid) at an advantageous time or price or achieve its desired level of exposure to a certain sector.
High Portfolio Turnover Risk. The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities.
Valuation Risk. The Fund’s assets are generally valued based on evaluated prices received from third-party pricing services or from broker-dealers who make markets in the securities and are generally categorized as Level 2 in the fair value hierarchy. As a result, there is the risk that the values at which these investments are sold may be significantly different to the estimated fair values of these investments.
Derivatives Risk. Derivatives and other similar instruments (collectively referred to as “derivatives”), including options contracts, futures contracts, forwards, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange-traded funds), may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment. The performance of derivatives depends largely on the performance of their underlying asset reference, rate, or index; therefore, derivatives often have risks similar to those risks of the underlying asset, reference, rate or index, in addition to other risks. However, the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, reference, rate or index. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. Over-the-counter (“OTC”) derivatives are traded bilaterally between two parties, which exposes the Fund to heightened liquidity risk, valuation risk and counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including the credit risk of the derivative counterparty, compared to other types of investments. Changes in the value of a derivative may also create margin delivery or settlement payment obligations for the Fund. Certain derivatives are required to be exchange traded and/or cleared (which interposes a central clearinghouse to each participant’s derivative transaction) and are subject to margin requirements. Exchange trading, central clearing and margin requirements are intended to reduce counterparty credit risk and increase liquidity and transparency, but do not make a derivatives transaction risk-free and may subject the Fund to increased costs. The use of derivatives may not be successful, and certain of the Fund’s transactions in derivatives may not perform as expected, which may prevent the Fund from realizing the intended benefits, and could result in a loss to the Fund. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation, as well as liquidity risk. The use of derivatives is also subject to operational risk which refers to risk related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error, as well as legal risk which refers to the risk of loss resulting from insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

Fund Summary
RBC BlueBay Core Plus Bond Fund
Foreign Risk. Foreign securities may be subject to risk of loss because of less foreign government regulation, less public information, different auditing and legal standards and less economic, political, environmental and social stability in these countries. Loss may also result from the imposition of exchange controls, sanctions, trading restrictions, confiscation of assets and property and other government restrictions, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities.
Sovereign Debt Risk. Sovereign debt securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Investing in the European Union Risk. Investments in certain countries in the European Union are susceptible to economic risks associated with high levels of government debt. Adverse regulatory, economic, and political events in European Union member states may cause the Fund’s investments to decline in value. Separately, the European Union faces issues involving its membership, structure, procedures, and policies. The exit of one or more member states from the European Union, such as the exit by the United Kingdom (UK), would subject its currency and banking system to increased risk. The exit by a member state will likely result in increased volatility, illiquidity, and potentially lower economic growth in the affected markets, which may adversely affect a Fund’s investments. Additionally, the reintroduction of national currencies in one or more Eurozone countries or the abandonment of the Euro as a currency could have major negative effects on the Funds’ investments as well as the ability of the Funds’ counterparties to fulfill their obligations.
Emerging Markets Risk. The securities markets of most emerging market countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, auditing, financial and other reporting requirements as the securities markets of more developed countries. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in

Fund Summary
RBC BlueBay Core Plus Bond Fund
emerging markets countries. These risks are not normally associated with investments in more developed countries.
Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. Dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.
Municipal Obligations Risk. Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia and Puerto Rico).  The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial status may make it difficult for the municipality to make interest and principal payments when due. Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. In addition to being downgraded, an insolvent municipality may file for bankruptcy.
U.S. Government Intervention in Financial Markets Risk. Instability in the financial markets has led the U.S. Government to take unprecedented actions to support certain financial institutions and certain segments of the financial markets that experienced extreme volatility. Regulatory organizations may take future legislative or regulatory actions that may affect the operations of the Fund or the Fund’s investments. Such actions could limit or preclude the Fund’s ability to achieve its investment objective.
Active Management Risk. The Fund is actively managed and its performance therefore will reflect in part the Adviser’s ability to make investment decisions that are suited to achieve the Fund’s investment objective.
Performance Information
The bar chart and performance table provide an indication of the risks of an investment in the Fund by showing changes in performance from year to year and by showing how the Fund’s average annual total returns (before and after taxes) compare with those of a broad-based securities index. The returns for Class A and Class R6 shares will be different than the returns of Class I shares shown in the bar chart and performance table because fees and expenses of the classes differ. Past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated information on the Fund’s performance can be obtained by visiting www.rbcgam.com or by calling 1-800-422-2766.

Fund Summary
RBC BlueBay Core Plus Bond Fund
Annual Total Returns – Class I Shares

During the period shown in the chart for the Class I Shares of the Fund:
	Quarter	Returns
Best quarter:	Q4 2023	7.54%
Worst quarter:	Q1 2022	(6.18) %
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Performance Table
The table below shows after-tax returns for Class I shares only. Before-tax returns for Class A shares assume applicable maximum sales charges. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume that the investor received a tax benefit for any loss incurred on the sale of the shares. The inception date of the Fund is November 1, 2021.
Average Annual Total Returns (for the periods ended December 31, 2025)
	Past Year	Since Inception
Class A Before Taxes	3.34%	0.54%
Class A After Taxes on Distributions	1.38%	(1.04) %
Class A After Taxes on Distributions and Sale of Shares	1.95%	(0.29) %
Class I Before Taxes	8.16%	1.86%
Class R6 Before Taxes	8.10%	1.88%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	(0.03) %

Management
Investment Adviser
RBC Global Asset Management (U.S.) Inc.

Fund Summary
RBC BlueBay Core Plus Bond Fund
Portfolio Managers
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:
• Andrzej Skiba, Senior Portfolio Manager, of the Adviser, has been a Co-Portfolio Manager of the Fund since its inception.
• Brian Svendahl, Senior Portfolio Manager, of the Adviser, has been a Co-Portfolio Manager of the Fund since its inception.
• Neil Sun, Portfolio Manager, has been a Co-Portfolio Manager of the Fund since 2024.
For important information about “Purchase and Sale of Fund Shares,” please turn to “Important Additional Information” on page 39 of this Prospectus.
Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or a combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case you may be taxed later upon withdrawal of your investment from such arrangement.
For important information about “Payments to Broker-Dealers and Other Financial Intermediaries,” please turn to “Important Additional Information” on page 39 of this Prospectus.

Fund Summary
RBC BlueBay Strategic Income Fund
Investment Objective
The Fund seeks to provide total return (capital appreciation and income).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares of the Fund if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of the RBC Funds. More information about these and other discounts is available from your financial intermediary and under the subheading “Reducing the Initial Sales Charge on Purchases of Class A Shares” on page 89 of this Prospectus.
	Class A	Class I	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	3.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of offering or sales price, whichever is less)[1]	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.53%	0.53%	0.53%
Distribution and/or Service (12b-1) Fees	0.25%	None	None
Other Expenses	0.49%	0.42%	0.42%
Acquired Fund Fees and Expenses[2]	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.28%	0.96%	0.96%
Fee Waiver and/or Expense Reimbursement[3]	(0.39) %	(0.32) %	(0.37) %
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	0.89%	0.64%	0.59%
1
A 1.00% Contingent Deferred Sales Charge ("CDSC") is imposed on redemptions of Class A shares made within 12 months of a purchase of $1 million  or more of Class A shares on which no front-end sales charge was paid.
2
Total Annual Fund Operating Expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.
3
The Adviser has contractually agreed to waive fees and/or pay operating expenses in order to limit the Fund’s total expenses (excluding brokerage and other investment-related costs, interest, taxes, dues, fees and other charges of governments and their agencies, extraordinary expenses such as litigation and indemnification, other expenses not incurred in the ordinary course of the Fund’s business and acquired fund fees and expenses) to 0.88% of the Fund’s average daily net assets for Class A shares, 0.63% for Class I shares and 0.58% for Class R6 shares. This expense limitation agreement is in place until January 31, 2027  and may not be terminated by the Adviser prior to that date. The expense limitation agreement may be revised or terminated by the Fund’s board of trustees if the board consents to a revision or termination as being in the best interests of the Fund. The Adviser is entitled to recoup from the Fund or class the fees and/or operating expenses previously waived or reimbursed for a period of 3 years  from the date of such waiver or

Fund Summary
RBC BlueBay Strategic Income Fund
reimbursement, provided that such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (i) the Fund’s expense limitation at the time of the waiver or reimbursement and (ii) the Fund’s expense limitation at the time of recoupment.
Example:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs for the Fund reflect the net expenses of the Fund that result from the contractual expense limitation through the expiration date stated above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$462	$729	$1,016	$1,831
Class I	$65	$273	$499	$1,149
Class R6	$60	$268	$494	$1,144
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 806% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing in fixed income securities. The fixed income securities in which the Fund may invest include, but are not limited to, bonds, municipal securities, mortgage-related and asset-backed securities (including Collateralized Mortgage Obligations (“CMOs”)), and obligations of U.S. and foreign governments and their agencies.
The Fund is actively managed and is not managed to an index and may invest in securities of any maturity. The Fund will invest primarily in US domestic investment grade bonds, but will be allowed to invest flexibly across sectors, including non-investment grade and non-US securities, including securities of issuers within the European Union and issuers economically tied to emerging market countries. The Fund may invest in securities with fixed, floating or variable rates of interest. The Fund may invest up to 30% of its net assets in securities that are non-investment grade (high yield/junk bond).
In addition, the Fund may invest its assets in derivatives, which are instruments that have a value derived from or directly linked to an underlying asset, such as equity securities, bonds, commodities, currencies, interest rates, or market indices. In particular, the Fund may use exchange-traded options, bond futures, interest rate

Fund Summary
RBC BlueBay Strategic Income Fund
swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities) and currency futures for portfolio positioning and risk management purposes. The Fund’s exposure to derivatives will vary.
The Adviser is primarily responsible for managing the Fund’s assets. The Adviser uses a bottom-up, fundamental process combined with top-down risk management tools designed to meet the Fund’s investment objective.
The Adviser uses detailed credit analysis to identify investment opportunities while simultaneously seeking to minimize principal losses.
The Adviser incorporates material environmental, social and governance (ESG) factors as part of the investment process for applicable types of investments. The ESG factors deemed material to the Fund are at the discretion of the Adviser.
The Adviser applies exclusions as part of its investment process in managing the Fund. is the exclusions apply a defined set of criteria (which may be product or conduct based), as determined by the Adviser, to exclude certain issuers from the investment universe, as applicable. Exclusion criteria may be based on factors including, but not limited to, certain revenue thresholds from business activities or conduct-based assessments from third-party providers.
The exclusion criteria applied by the Adviser exclude companies involved in:
• Incidents misaligned with the UN Global Compact Principles;
• The production of controversial weapons;
• The production of nuclear weapons;
• The production of tobacco;
• The mining of, or power generation from, thermal coal mining.
Principal Risks
The value of your investment in the Fund will change daily, which means that you could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. By itself, the Fund is not a balanced investment program. There is no guarantee that the Fund will meet its goal. The principal risks of investing in the Fund include:
Interest Rate Risk. The Fund’s yield and value will fluctuate as the general level of interest rates change. During periods when interest rates are low, the Fund’s yield may also be low. When interest rates increase, securities held by the Fund will generally decline in value. Interest rate changes are influenced by a number of factors including government policy, inflation expectations, and supply and demand. Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. The Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.
Credit Spread Risk. The Fund’s investments may be adversely affected if any of the issuers it is invested in are subject to an actual or perceived (whether by market participants, rating agencies, pricing services or otherwise) deterioration to their

Fund Summary
RBC BlueBay Strategic Income Fund
credit quality. Any actual or perceived deterioration may lead to an increase in the credit spreads and a decline in price of the issuer’s securities.
Issuer/Credit Risk. There is a possibility that issuers of securities in which the Fund may invest may default on the payment of interest or principal on the securities when due, which could cause the Fund to lose money.
Market Risk. The markets in which the Fund invests may go down in value, sometimes sharply and unpredictably. The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, tariffs and other trade barriers, and national and international political circumstances. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses. A Fund’s investments may be overweighted from time to time in one or more sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.
Investment Grade Securities Risk.  The Fund primarily invests in investment grade rated securities.  Investment grade rated securities are assigned credit ratings by ratings agencies on the basis of the creditworthiness or risk of default of a bond issue. Rating agencies review, from time to time, such assigned ratings of the securities and may subsequently downgrade the rating if economic circumstances impact the relevant bond issues.
Mortgage-Related Securities Risk. Mortgage-related securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property, and include pass-through securities and Collateralized Mortgage Obligations (“CMOs”). Mortgage pass-through securities are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are made monthly, in effect “passing through” monthly payments made by the individual borrowers on the underlying residential mortgage loans. Early repayment of principal on mortgage pass-through securities may expose the Fund to a lower rate of return upon reinvestment of principal. CMOs are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. CMOs are issued in multiple classes, and each class may have its own interest rate and/or maturity. The value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of non-payment. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. Upward trends in interest rates tend to lengthen the average life of mortgage-related securities and also cause the value of outstanding securities to drop. Thus, during periods of rising interest rates, the value of these securities held by the Fund would tend to drop and the portfolio-weighted average life of such securities held by the Fund may tend to lengthen due to this effect. Longer-term securities tend to experience more price volatility.
Asset-Backed Securities Risk. Payments on asset-backed securities depend upon assets held by the issuer and collections of the underlying loans. The value of these

Fund Summary
RBC BlueBay Strategic Income Fund
securities depends on many factors, including changing interest rates, the availability of information about the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In certain market conditions, asset-backed securities may experience volatile fluctuations in value and periods of illiquidity.
Prepayment Risk. The value of some mortgage-backed and asset-backed securities in which the Fund invests may fall due to unanticipated levels of principal prepayments that can occur when interest rates decline.
U.S. Government Obligations Risk. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises (such as Fannie Mae and Freddie Mac) have historically involved little risk of loss of principal if held to maturity. However, the maximum potential liability of the issuers of some of these securities may greatly exceed their current resources and no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.
High Yield Securities Risk. High yield securities, which are non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and have a higher risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.
Liquidity Risk. The Fund may be subject to the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities (including securities deemed liquid at the time of purchase that subsequently became less liquid) at an advantageous time or price or achieve its desired level of exposure to a certain sector.
High Portfolio Turnover Risk. The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities.
Valuation Risk. The Fund’s assets are generally valued based on evaluated prices received from third-party pricing services or from broker-dealers who make markets in the securities and are generally categorized as Level 2 in the fair value hierarchy. As a result, there is the risk that the values at which these investments are sold may be significantly different to the estimated fair values of these investments.
Derivatives Risk. Derivatives and other similar instruments (collectively referred to as “derivatives”), including options contracts, futures contracts, forwards, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange-traded funds), may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment. The performance of derivatives depends largely on the performance of

Fund Summary
RBC BlueBay Strategic Income Fund
their underlying asset reference, rate, or index; therefore, derivatives often have risks similar to those risks of the underlying asset, reference, rate or index, in addition to other risks. However, the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, reference, rate or index. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. Over-the-counter (“OTC”) derivatives are traded bilaterally between two parties, which exposes the Fund to heightened liquidity risk, valuation risk and counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including the credit risk of the derivative counterparty, compared to other types of investments. Changes in the value of a derivative may also create margin delivery or settlement payment obligations for the Fund. Certain derivatives are required to be exchange traded and/or cleared (which interposes a central clearinghouse to each participant’s derivative transaction) and are subject to margin requirements. Exchange trading, central clearing and margin requirements are intended to reduce counterparty credit risk and increase liquidity and transparency, but do not make a derivatives transaction risk-free and may subject the Fund to increased costs. The use of derivatives may not be successful, and certain of the Fund’s transactions in derivatives may not perform as expected, which may prevent the Fund from realizing the intended benefits, and could result in a loss to the Fund. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation, as well as liquidity risk. The use of derivatives is also subject to operational risk which refers to risk related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error, as well as legal risk which refers to the risk of loss resulting from insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
Foreign Risk. Foreign securities may be subject to risk of loss because of less foreign government regulation, less public information, different auditing and legal standards and less economic, political, environmental and social stability in these countries. Loss may also result from the imposition of exchange controls, sanctions, trading restrictions, confiscation of assets and property and other government restrictions, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities.
Sovereign Debt Risk. Sovereign debt securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the

Fund Summary
RBC BlueBay Strategic Income Fund
International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Investing in the European Union Risk. Investments in certain countries in the European Union are susceptible to economic risks associated with high levels of government debt. Adverse regulatory, economic and political events in European Union member states may cause the Fund’s investments to decline in value. Separately, the European Union faces issues involving its membership, structure, procedures and policies. The exit of one or more member states from the European Union, such as the exit by the United Kingdom (UK), would subject its currency and banking system to increased risk. The exit by a member state will likely result in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which may adversely affect a Fund’s investments. Additionally, the reintroduction of national currencies in one or more Eurozone countries or the abandonment of the Euro as a currency could have major negative effects on the Funds’ investments as well as the ability of the Funds’ counterparties to fulfill their obligations.
Emerging Markets Risk.  The securities markets of most emerging market countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, auditing, financial and other reporting requirements as the securities markets of more developed countries. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in emerging markets countries. These risks are not normally associated with investments in more developed countries.
Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. Dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.
Municipal Obligations Risk. Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia and Puerto Rico).  The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial status may make it difficult for the municipality to make interest and principal payments when due. Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic

Fund Summary
RBC BlueBay Strategic Income Fund
downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. In addition to being downgraded, an insolvent municipality may file for bankruptcy.
U.S. Government Intervention in Financial Markets Risk. Instability in the financial markets has led the U.S. Government to take unprecedented actions to support certain financial institutions and certain segments of the financial markets that experienced extreme volatility. Regulatory organizations may take future legislative or regulatory actions that may affect the operations of the Fund or the Fund’s investments. Such actions could limit or preclude the Fund’s ability to achieve its investment objective.
Active Management Risk. The Fund is actively managed and its performance therefore will reflect in part the Adviser’s ability to make investment decisions that are suited to achieve the Fund’s investment objective.
Performance Information
The bar chart and performance table provide an indication of the risks of an investment in the Fund by showing changes in performance from year to year and by showing how the Fund’s average annual total returns (before and after taxes) compare with those of two indices. The Bloomberg US Aggregate Bond Index serves as the Fund’s regulatory index and provides a broad measure of market performance. The ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index is the Fund’s additional index and is more representative of the Fund’s investment universe than the regulatory index. The returns for Class A and Class R6 shares will be different than the returns of Class I shares shown in the bar chart and performance table because fees and expenses of the classes differ. Past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated information on the Fund’s performance can be obtained by visiting www.rbcgam.com or by calling 1-800-422-2766.

Fund Summary
RBC BlueBay Strategic Income Fund
Annual Total Returns – Class I Shares

During the period shown in the chart for the Class I Shares of the Fund:
	Quarter	Returns
Best quarter:	Q4 2023	3.41%
Worst quarter:	Q2 2022	(1.90) %
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Performance Table
The table below shows after-tax returns for Class I shares only. Before-tax returns for Class A shares assume applicable maximum sales charges. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume that the investor received a tax benefit for any loss incurred on the sale of the shares. The inception date of the Fund is November 1, 2021.
Average Annual Total Returns (for the periods ended December 31, 2025)
	Past Year	Since Inception
Class I Before Taxes	5.50%	5.76%
Class I After Taxes on Distributions	3.27%	3.65%
Class I After Taxes on Distributions and Sale of Shares	3.23%	3.58%
Class A Before Taxes	0.75%	4.42%
Class R6 Before Taxes	5.56%	5.82%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	(0.03) %
ICE BofA US 3-Month Depostit Offered Rate Constant Maturity Index (reflects no deduction for fees, expenses or taxes)	4.42%	3.88%

Fund Summary
RBC BlueBay Strategic Income Fund
Management
Investment Adviser
RBC Global Asset Management (U.S.) Inc.
Portfolio Managers
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:
• Andrzej Skiba, Senior Portfolio Manager, of the Adviser, has been a Co-Portfolio Manager of the Fund since its inception.
• Brian Svendahl, Senior Portfolio Manager, of the Adviser, has been a Co-Portfolio Manager of the Fund since its inception.
• Neil Sun, Portfolio Manager, has been a Co-Portfolio Manager of the Fund since 2024.
For important information about “Purchase and Sale of Fund Shares,” please turn to “Important Additional Information” on page 39 of this Prospectus.
Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or a combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case you may be taxed later upon withdrawal of your investment from such arrangement.
For important information about “Payments to Broker-Dealers and Other Financial Intermediaries,” please turn to “Important Additional Information” on page 39 of this Prospectus.

Important Additional Information
Purchase and Sale of Fund Shares
You may purchase or redeem (sell) shares of the Funds on any business day by phone (1-800-422-2766), by mail (RBC Funds, c/o U.S. Bank Global Fund Services, PO Box 219252, Kansas City, MO 64121-9252) or by wire. The following table provides the Funds’ minimum initial and subsequent investment requirements, which may be reduced or modified in some cases.
Minimum Initial Investment:
Class A	$1,000 ($250 IRA)
Class I	$1,000,000 ($0 through Qualified Retirement Benefit Plans)
Class R6	$1,000,000 for Institutional Investors[1] $0 for Eligible Investors[1]
Minimum Subsequent Investment:
Class A	None
Class I	None
Class R6	None
1
For more information about Institutional Investors and Eligible Investors, see “Additional Information About Purchasing and Selling Shares” on page 77 of this Prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Investment Objectives
Each Fund’s investment objective described in the “Fund Summary” section of this Prospectus is non-fundamental.
Principal Investment Strategies
The information below describes in greater detail each Fund’s principal investment strategies. Each Fund with an 80% investment policy will provide shareholders with at least 60 days’ prior notice of any changes. A full discussion of all permissible investments can be found in the Funds’ Statement of Additional Information (“SAI”).
RBC BlueBay Emerging Market Debt Fund. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets, measured at the time of purchase, in fixed income securities and/or investments that have similar economic characteristics as fixed income securities of issuers economically tied to emerging market countries that are considered by the Fund to have the potential to provide a high level of total return. For purposes of this policy, the term “assets” means net assets plus the amount of borrowings for investment purposes. The 80% investment policy may be changed by the Board without shareholder approval. The Fund will provide notice to its shareholders at least 60 days prior to any change to its 80% investment policy. These securities may be denominated in both the U.S. Dollar and currencies of other developed countries, and in currencies of the local emerging market countries. The Fund is managed to achieve a total rate of return in excess of the JPMorgan Emerging Markets Bond Index Global Diversified Index.
The Fund will primarily invest in sovereign debt securities. Sovereign debt securities are securities that are issued or guaranteed by foreign sovereign governments or their agencies, authorities or political subdivisions or instrumentalities, and supranational agencies. The Fund may also invest in debt securities issued or guaranteed by foreign corporations and foreign financial institutions and in loans.
The Fund may invest in sovereign debt securities which are traded in local markets in local currency, and bonds and notes issued by banks and corporations which are traded in local markets. There is no limit on the number of countries in which the Fund may invest, and the Fund may invest in a number of different countries at any time.
A security is economically tied to an emerging market country if it is issued by a foreign government (or any political subdivision, agency, authority or instrumentality of such government) or corporation and the security is principally traded on the emerging market country’s securities markets, or the issuer is headquartered in the emerging market country, 100% of the issuer’s assets are within the economies of emerging market countries, or the issuer is 100% secured by assets within the economies of emerging market countries. In determining whether a country is emerging or developed, the Fund will consider (i) classifications by the World Bank, the International Finance Corporation or the United Nations (and its agencies); (ii)

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classifications by the JPMorgan EMBI Global Diversified index; and (iii) the International Monetary Fund’s definition and list of developing and emerging market countries. Currently, emerging market countries include, but are not limited to, countries in Asia (excluding Japan), Africa, Eastern Europe, the Middle East, and Latin America.
The Fund will normally invest in a portfolio of fixed income securities denominated in both the U.S. Dollar and currencies of other developed countries, and in currencies of the local emerging market countries. Currency investments provide the Fund with economic exposure similar to investments in sovereign and corporate debt with respect to currency and interest rate exposure. Currencies of developed countries include: U.S. Dollar, Canadian Dollar, Euro, GB Pound and Japanese Yen. Local currencies can be defined as the currency of the issuer based in emerging market countries worldwide (e.g. Brazil bonds issued in Brazilian Real). The Fund will vary its proportion invested in developed country currency instruments and emerging markets currency instruments according to the investment view of the Fund in relation to the relevant instruments. In making this selection, the Fund will consider in particular the credit rating, the currency (in case of emerging market currency instruments only) and the interest rate of such instruments.
The Fund will invest, either directly or indirectly (e.g. via derivatives such as credit linked notes, interest rate swaps, total return swaps and credit default swaps), in fixed income securities of any rating (i.e. including investment grade and below investment grade (junk bonds)) issued by emerging market issuers or entities domiciled in an emerging market country, as well as in distressed debt securities of issuers from emerging market countries. The Fund may invest in securities of any market capitalization and may from time to time invest a significant amount of its assets in fixed income securities issued by smaller companies. The Fund’s investments may be of any maturity.
Derivatives, which are instruments that have a value based on another instrument, interest rate, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps, and forwards as tools in the management of portfolio assets. The Fund may use such derivatives through either the creation of long and short positions to hedge various investments, for investment purposes, for risk management, to increase income or gain to the Fund, to improve the performance of the Fund or to gain exposure to certain countries or currencies in the Fund’s investment portfolio in accordance with its investment objective, and the Fund’s investments in these instruments may have a significant impact on the Fund’s portfolio.
The Fund normally invests for the long-term but may sell a security at any time that the Sub-Adviser considers it to be overvalued or otherwise unfavorable.
The Sub-Adviser incorporates material environmental, social and governance (“ESG”) factors as part of the investment process.

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The Sub-Adviser employs ESG Exclusion / Negative Screening as part of its investment process in managing the Fund. ESG Exclusion / Negative Screening is defined as the exclusion of certain sectors, issuers or practices based on specific ESG considerations determined by the Sub-Adviser, as applicable.
The ESG Exclusion / Negative Screening applied by the Sub-Adviser includes:
• Producers of controversial weapons, including, but not limited to, cluster munitions, anti-personnel mines, chemical and biological weapons and depleted uranium;
• Tobacco producers;
• Certain thresholds of involvement in thermal coal mining;
• Certain thresholds of involvement in oil sands exploration and production: and
• Party to, or ratification status of, UN conventions and treaties against corruption and torture and punishment.
ESG Integration is defined by the Sub-Adviser as the systematic and explicit inclusion of material ESG factors into investment analysis by the Sub-Adviser. Material ESG factors are considered as part of the investment analysis of relevant fixed income securities and may help inform the Sub-Adviser’s portfolio construction decisions.
For specific issuer and security types, as well as certain investment exposures, fixed income securities held by the Fund are subject to the Sub-Adviser’s ESG evaluation. The Sub-Adviser’s ESG evaluation is part of the Sub-Adviser’s wider credit analysis. The Sub-Adviser uses proprietary in-house ESG research supplemented by external third-party ESG information.
The Sub-Adviser’s ESG evaluation framework is differentiated based on the type of fixed income security. For single-issuer related investments, the Sub-Adviser’s ESG evaluation focuses on the issuer’s practices, considering a range of ESG considerations including, but not limited to, governance, social, and environmental policies and management. The Sub-Adviser’s assessment of the ESG quality considers an issuer’s practices in absolute terms as well as relative to its peer group.
The Sub-Adviser may also facilitate ESG engagement, which is defined by the Sub-Adviser as the interactions between the Sub-Adviser and current or potential investees (which may be companies, sovereign, supranational and agency issuers (SSA) and/or other stakeholders of relevance to the investees on ESG issues). The Sub-Adviser may undertake ESG engagement to seek to gain insight regarding an issuer’s ESG practices and/or improve an issuer’s ESG disclosure. For example, the Sub-Adviser may engage with certain issuers regarding governance practices as well as what the Sub-Adviser deems to be materially important environmental and/or social issues.
RBC BlueBay High Yield Bond Fund. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in fixed income securities and/or investments that, at the time of purchase, have similar

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economic characteristics as fixed income securities that are non-investment grade (high yield /junk bond), and are considered by the Fund to have the potential to provide a high level of total return. For the purposes of this policy, the term “assets” means net assets plus the amount of borrowings for investment purposes. The 80% investment policy may be changed by the Board without shareholder approval. The Fund will provide notice to its shareholders at least 60 days prior to any change to its 80% investment policy.
Up to 20% of the Fund’s total assets may be invested in other securities, including investment grade securities. The Fund’s investments may be of any maturity. The Fund may also invest in loans.
Non-investment grade securities are securities rated Ba1 or BB+ or below by Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Financial Services LLC (“S&P”), respectively, a similar rating from a recognized rating agency, or unrated securities deemed comparable by the Fund. The Fund will primarily invest in securities issued by entities domiciled in the U.S. and to a lesser extent, within the European Union. The Fund will normally invest at least 70% of the Fund’s assets in security holdings issued by U.S.-domiciled entities. The Fund is managed to achieve a rate of return in excess of the ICE BofA US High Yield Index from a portfolio of fixed income securities predominantly of high yield issuers.
The Fund will invest, either directly or indirectly (e.g. via derivatives such as credit linked notes, interest rate swaps, total return swaps and credit default swaps), primarily in fixed income securities that are non-investment grade. Derivatives, which are instruments that have a value based on another instrument, interest rate, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and forwards as tools in the management of portfolio assets. The Fund may use such derivatives through either the creation of long and short positions to hedge various investments, for investment purposes, for risk management and/or in a manner intended to increase income or gain to the Fund.
The Fund normally invests for the long-term but may sell a security at any time that the Sub-Adviser considers it to be overvalued or otherwise unfavorable.
The Adviser and Sub-Adviser incorporate material environmental, social and governance (ESG) factors as part of the investment process for applicable types of investments. The ESG factors deemed material to the Fund are at the discretion of the Adviser and Sub-Adviser.
The Adviser and Sub-Adviser apply exclusions as part of the investment process in managing the Fund. The exclusions apply a defined set of criteria (which may be product or conduct based), as determined by the Adviser or Sub-Adviser, to exclude certain issuers from the investment universe, as applicable. Exclusion criteria may be based on factors including, but not limited to, certain revenue thresholds from business activities or conduct-based assessments from third-party providers.

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The exclusion criteria applied by the Adviser and Sub-Adviser exclude companies involved in:
• Incidents misaligned with the UN Global Compact Principles;
• The production of controversial weapons;
• The production of nuclear weapons;
• The production of tobacco producers;
• The mining of, or power generation from, thermal coal.
RBC BlueBay Core Plus Bond Fund. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in fixed income securities. For purposes of this policy, the term “assets” means net assets plus the amount of borrowings for investment purposes. The fixed income securities in which the Fund may invest include, but are not limited to, bonds, municipal securities, mortgage-related and asset-backed securities (including Collateralized Mortgage Obligations (“CMOs”)), and obligations of U.S. and foreign governments (and supranational organizations) and their agencies. The Fund is not expected to invest in excess of 15% of its net assets in CMOs. CMOs rated below investment grade are not expected to represent in excess of 10% of the Fund’s net assets. The Fund may invest in securities with fixed, floating or variable rates of interest. The Fund may invest up to 20% of its net assets in securities that are non-investment grade (high yield/junk bond).
The Fund will be managed relative to the Bloomberg US Aggregate Bond Index as the Fund’s duration will be managed relative to the Index. The weighted average effective duration of the Bloomberg U.S. Aggregate Bond Index was 5.98 years as of December 31, 2025. The Fund typically seeks to maintain a duration of +/- 2 years versus the benchmark. Duration is a measure of price sensitivity of a debt security or a portfolio of debt securities relative to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
The Fund’s investment strategy is referred to as “Core Plus” because the Adviser has the ability to add high yield securities and other securities to a core portfolio of investment grade fixed income securities that are generally representative of the Bloomberg US Aggregate Bond Index.
The Fund may invest in securities of both U.S. and foreign issuers, including issuers within the European Union and issuers economically tied to emerging markets countries. The Fund will normally invest in a portfolio of fixed income securities denominated in U.S. Dollars but may invest in securities denominated in currencies of other countries.
In addition, the Fund may invest its assets in derivatives, which are instruments that have a value derived from or directly linked to an underlying asset, such as equity securities, bonds, commodities, currencies, interest rates, or market indices. In particular, the Fund may use exchange-traded options, bond futures, interest rate swaps, credit default swaps and currency futures for portfolio positioning and risk

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management purposes. The Fund’s exposure to derivatives will vary. For purposes of meeting its 80% investment policy, the Fund may include derivatives that have characteristics similar to the Fund’s direct investments.
The Adviser is primarily responsible for managing the Fund’s assets. The Adviser uses a bottom-up, fundamental process combined with top-down risk management tools designed to meet the Fund’s investment objective. The Adviser uses detailed credit analysis to identify investment opportunities while simultaneously seeking to minimize principal losses. The Fund normally invests for the long-term but may sell a security at any time that the Adviser considers it to be overvalued or otherwise unfavorable.
The Adviser incorporates material environmental, social and governance (ESG) factors as part of the investment process for applicable types of investments. The ESG factors deemed material to the Fund are at the discretion of the Adviser.
The Adviser applies exclusions as part of its investment process in managing the Fund. is the exclusions apply a defined set of criteria (which may be product or conduct based), as determined by the Adviser, to exclude certain issuers from the investment universe, as applicable. Exclusion criteria may be based on factors including, but not limited to, certain revenue thresholds from business activities or conduct-based assessments from third-party providers.
The exclusion criteria applied by the Adviser exclude companies involved in:
• Incidents misaligned with the UN Global Compact Principles;
• The production of controversial weapons;
• The production of nuclear weapons;
• The production of tobacco;
• The mining of, or power generation from, thermal coal mining.
RBC BlueBay Strategic Income Fund. The Fund seeks to achieve its investment objective by investing in fixed income securities. The fixed income securities in which the Fund may invest include, but are not limited to, bonds, municipal securities, mortgage-related and asset-backed securities (including Collateralized Mortgage Obligations (“CMOs”)), and obligations of U.S. and foreign governments and their agencies. The Fund is not expected to invest in excess of 15% of its net assets in CMOs. CMOs rated below investment grade are not expected to represent in excess of 10% of the Fund’s net assets.
The Fund is actively managed and is not managed to an index and may invest in securities of any maturity. The Fund will invest primarily in US domestic investment grade bonds, but will be allowed to invest flexibly across sectors, including non-investment grade and non-US securities, including securities of issuers within the European Union and issuers economically tied to emerging market countries. The Fund may invest in securities with fixed, floating or variable rates of interest.

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The Fund may invest up to 30% of its net assets in securities that are non-investment grade (high yield/junk bond). In addition, the Fund may invest its assets in derivatives, which are instruments that have a value derived from or directly linked to an underlying asset, such as equity securities, bonds, commodities, currencies, interest rates, or market indices. In particular, the Fund may use exchange-traded options, bond futures, interest rate swaps, credit default swaps and currency futures for portfolio positioning and risk management purposes. The Fund’s exposure to derivatives will vary.
The Adviser is primarily responsible for managing the Fund’s assets. The Adviser uses a bottom-up, fundamental process combined with top-down risk management tools designed to meet the Fund’s investment objective.
The Adviser uses detailed credit analysis to identify investment opportunities while simultaneously seeking to minimize principal losses. The Fund normally invests for the long-term but may sell a security at any time that the Adviser considers it to be overvalued or otherwise unfavorable.
The Adviser incorporates material environmental, social and governance (ESG) factors as part of the investment process for applicable types of investments. The ESG factors deemed material to the Fund are at the discretion of the Adviser.
The Adviser applies exclusions as part of its investment process in managing the Fund. is the exclusions apply a defined set of criteria (which may be product or conduct based), as determined by the Adviser, to exclude certain issuers from the investment universe, as applicable. Exclusion criteria may be based on factors including, but not limited to, certain revenue thresholds from business activities or conduct-based assessments from third-party providers.
The exclusion criteria applied by the Adviser exclude companies involved in:
• Incidents misaligned with the UN Global Compact Principles;
• The production of controversial weapons;
• The production of nuclear weapons;
• The production of tobacco;
• The mining of, or power generation from, thermal coal mining.
Investing for Temporary Defensive Purposes
Each Fund may respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in temporary defensive instruments, consisting of cash, short-term debt obligations or other high quality investments. This could prevent losses, but, if a Fund is investing defensively, it may not be investing according to its principal investment strategy and may not achieve its investment objective.

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Principal Risks
Each of the Funds is affected by changes in the economy, or in securities and other markets. There is also the possibility that investment decisions the Adviser or Sub-Adviser makes with respect to the investments of the Funds will not accomplish what they were designed to achieve or that the investments will have disappointing performance.
Because each Fund holds securities with fluctuating market prices, the value of each Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in a Fund could go down as well as up and you can lose money by investing in a Fund.
Your investment is not a bank deposit, and it is not insured or guaranteed by the FDIC or any other government agency, entity, or person.
The principal risks of investing in each Fund are identified in the “Fund Summary” section of this Prospectus and are further described below.
Active Management Risk (All Funds). Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser or Sub-Adviser and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these decisions will produce the desired results. Additionally, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available in connection with managing the Funds and may also adversely affect the ability of the Funds to achieve their investment objectives.
Asset-Backed Securities Risk (RBC BlueBay Core Plus Bond Fund and RBC BlueBay Strategic Income Fund only). Asset-backed securities represent participations in, or are secured by and payable from, pools of assets including company receivables, truck and auto loans, leases and credit card receivables. These securities may be in the form of pass-through instruments or asset-backed bonds. Asset-backed securities are issued by nongovernmental entities and carry no direct or indirect government guarantee; the asset pools that back asset-backed securities are securitized through the use of privately-formed trusts or special purpose corporations.
Payments on asset-backed securities depend upon assets held by the issuer and collections of the underlying loans. The value of these securities depends on many factors, including changing interest rates, the availability of information about the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In certain market conditions, asset-backed securities may experience volatile fluctuations in value and periods of illiquidity.
Credit Spread Risk (All Funds). The Funds’ investments may be adversely affected if any of the issuers it is invested in are subject to an actual or perceived (whether by market participants, rating agencies, pricing services or otherwise) deterioration to

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their credit quality. Any actual or perceived deterioration may lead to an increase in the credit spreads and a decline in price of the issuer’s securities.
Currency Risk (All Funds). Changes in foreign currency exchange rates will affect the value of a Fund’s securities and the price of a Fund’s shares. Generally, when the value of the U.S. Dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.
The Funds may be exposed to currency exchange risk where the assets and income are denominated in foreign currencies. Changes in exchange rates between currencies or the conversion from one currency to another may cause the value of a Fund’s investments to decline or increase. Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the currency exchange markets and the relative merits of investment in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates can also be affected unpredictably by intervention (or failure to intervene) by governments or central banks, or by currency controls or political developments. Such events may prevent or restrict a Fund’s ability to enter into foreign currency transactions, force a Fund to exit a foreign currency transaction at a disadvantageous time or price, or result in penalties for the Fund, any of which may result in a loss to the Fund.
Custodial Risk (RBC BlueBay Emerging Markets Debt Fund and RBC BlueBay High Yield Bond Fund only). The Funds may invest in markets where custodian and/or settlement systems are not fully developed. The assets of the Funds which are traded in such markets and which have been entrusted to sub-custodians, in circumstances where the use of such sub-custodians is necessary, may be exposed to risk in circumstances whereby the custodian will have no liability.
Derivatives Risk (All Funds). The Funds may use derivatives and other similar instruments (referred to collectively as “derivatives”) in connection with their investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference, rate or index, and may relate to stocks, bonds, interest rates, spreads between different interest rates, currencies or currency exchange rates, commodities, and related indexes. Derivatives, including options contracts, forwards, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange-traded funds), may be riskier than other types of investments and could result in losses that significantly exceed a Fund’s original investment. The Funds may use derivatives for hedging and (for certain funds) non-hedging purposes. The performance of derivatives depends largely on the performance of their underlying asset, reference, rate or index; therefore, derivatives often have risks similar to those risks of the underlying asset, reference, rate or index,

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in addition to other risks. However, the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, reference, rate or index. The use of derivatives may not be successful, and certain of a Fund’s transactions in derivatives may not perform as expected, which may prevent the Fund from realizing the intended benefits, and could result in a loss to the Fund.
Credit default swap contracts involve heightened risks and may result in losses to a Fund. Credit default swaps may be illiquid and difficult to value. When a Fund sells credit protection via a credit default swap, credit risk increases since the Fund has exposure to both the issuer whose credit is the subject of the swap and the counterparty to the swap.
OTC derivatives are traded bilaterally between two parties, which exposes a Fund to heightened liquidity risk, mispricing and valuation risk and counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. A Fund may experience a loss or delay in recovering assets if the OTC counterparty defaults on its obligations. Changes in the value of a derivative may also create margin delivery or settlement payment obligations for a Fund. Certain derivatives are subject to exchange trading and/or central clearing (which interposes a central clearinghouse that serves as a central counterparty to each participant’s derivatives transaction). Under recent financial reforms, certain types of derivatives (e.g., certain swaps) are, and others eventually are expected to be, required to be exchange-traded and/or cleared through a clearinghouse that serves as a central counterparty and transacted through an FCM and are subject to margin requirements. Exchange trading, central clearing and margin requirements are intended to reduce counterparty credit risk and increase liquidity and transparency, but do not make derivatives transactions risk-free and may subject a Fund to increased costs. With cleared swaps and futures contracts, there is also a risk of loss by the Fund of its initial and variation margin deposits in the event of bankruptcy of an FCM or the central counterparty with which the Fund has an open position. Additionally, applicable regulators have recently adopted rules imposing certain margin requirements, including minimums, on uncleared swaps, which may result in a Fund and its counterparties posting higher margin amounts for uncleared swaps than for cleared derivatives. If an FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets to satisfy its own financial obligations or the payment obligations of another customer. Moreover, depending on the size of a Fund and other factors, the margin required under the rules of a clearinghouse and/or by the FCM may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar uncleared swap. If losses occur on derivative instruments, the Fund may have to make margin payments. In the event that a Fund does not hold sufficient cash, it may be forced to liquidate assets in order to meet margin calls, and in the event that there is insufficient liquidity in the market this may result in further losses.

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Investing in derivatives will result in a form of leverage. Leverage involves special risks. A Fund may be more volatile than if the Fund had not been leveraged because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of leverage may not result in a higher return on investments, and using leverage could result in a net loss, which in some cases could be unlimited.
The use of derivatives is also subject to operational risk which refers to risk related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error, as well as legal risk which refers to the risk of loss resulting from insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
A Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in a Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.
The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. It is not possible to predict fully the effects of current or future regulation. New requirements, even if not directly applicable to the Funds, may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors.
Emerging Markets Risk (RBC BlueBay Emerging Markets Debt Fund, RBC BlueBay Core Plus Bond Fund and RBC BlueBay Strategic Income Fund). The Funds may invest in emerging markets. These markets may be volatile and illiquid and the investments of a Fund in such markets may be considered speculative and subject to significant delays in settlement. Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties which are less well capitalized, and custody and registration of assets in some countries may be unreliable. Delays in settlement could result in investment opportunities being missed if a Fund is unable to acquire or dispose of a security. Additional significant risks include a higher possibility of the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country if the United States, or other nations or other governmental entities (including supranational entities) impose sanctions on issuers that limit or restrict foreign investment, the movement of assets or other economic activity in the country due to political, military or regional conflicts or due to terrorism or war. In some cases, securities subject to such actions may become worthless.
There may be less government supervision, legal regulation and less well-defined tax laws and procedures than in countries with more developed securities markets. Some

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emerging markets may not be subject to legal, accounting, auditing and financial reporting standards and practices comparable to those of more developed countries and the securities markets of emerging markets countries may be subject to unexpected closure. In addition, a Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in emerging markets countries. Some emerging markets governments exercise substantial influence over the private economic sector and the political and social uncertainties that exist for many developing countries are particularly significant. Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructures and obsolete financial systems also presents risks in certain countries, as do environmental problems. In addition, as a result of its investments in emerging markets a Fund may be invested in securities of smaller companies that are riskier and more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies.
Foreign Risk (All Funds). Foreign securities may be subject to the risk of loss because of less foreign government regulation, less public information, different auditing and legal standards and less economic, political, environmental, and social stability in these countries. Loss may also result from political, diplomatic, or regional conflicts; terrorism or war; internal or external policies or economic sanctions limiting or restricting foreign investment, the movement of assets or other economic activity, such as the imposition of exchange controls, sanctions, trading restrictions, confiscation of assets and property and other government restrictions; or from problems in registration, settlement, or custody. In some cases, affected securities may become worthless. A Fund may determine not to invest in, or may limit its overall investment in, a particular issuer, country, or geographic region due to, among other things, heightened risks regarding repatriation restrictions, confiscation of assets and property, expropriation, or nationalization. Geopolitical developments in certain countries in which a Fund may invest have caused, or may in the future cause, significant volatility in financial markets. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities.
High Portfolio Turnover Risk (RBC BlueBay High Yield Bond Fund, RBC BlueBay Core Plus Bond Fund and RBC Strategic Income Fund). The Funds may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Funds, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of portfolio

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securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher-than-normal portfolio turnover may adversely affect each Fund’s performance.
High Yield Securities Risk (All Funds). The Funds may invest in high yield, high risk securities (commonly known as “junk bonds”) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Although non-investment grade debt securities tend to be less sensitive to interest rate changes than investment grade debt securities, non-investment grade debt securities can be more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the Funds’ investments and the Funds’ net asset value may be volatile. Furthermore, though these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities have a higher risk of loss, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly. Junk bonds have a higher risk of default or are already in default and are considered speculative. As a result, the Funds are intended for investors who are able and willing to assume a high degree of risk.
Interest Rate Risk (All Funds). Interest rate risk is the risk that fixed income securities and other instruments in a Fund’s portfolio will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. Interest rate changes are influenced by a number of factors including government policy, inflation expectations, and supply and demand. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from the Fund’s performance. Fluctuations in interest rates may also affect the liquidity of the Fund’s investments. The Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate.
Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Convertible securities may or may not decline in value in response to higher interest rates. The values of equity and other non-fixed income securities may also decline due to fluctuations in interest rates.
Investing in the European Union Risk (All Funds). Investments in certain countries in the European Union are susceptible to economic risks associated with high levels of government debt. Adverse regulatory, economic, and political events in European Union member states may cause the Fund’s investments to decline in value. Separately, the European Union faces issues involving its membership, structure,

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procedures, and policies. The exit of one or more member states from the European Union, such as the exit by the United Kingdom (UK), would subject its currency and banking system to increased risk. The exit by a member state will likely result in increased volatility, illiquidity, and potentially lower economic growth in the affected markets, which may adversely affect a Fund’s investments. Additionally, the reintroduction of national currencies in one or more Eurozone countries or the abandonment of the Euro as a currency could have major negative effects on the Funds’ investments as well as the ability of the Funds’ counterparties to fulfill their obligations.
Investment Grade Securities Risk (All Funds). The Fund may invest in investment grade rated securities. Investment grade rated securities are assigned credit ratings by ratings agencies on the basis of the creditworthiness or risk of default of a bond issue. Rating agencies review, from time to time, such assigned ratings of the securities and may subsequently downgrade the rating if economic circumstances impact the relevant bond issues. Investments in RBC BlueBay Core Plus Bond Fund and RBC BlueBay Strategic Income Fund are subject to additional risks associated with municipal securities.
Issuer/Credit Risk (All Funds). A Fund could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending collateral), or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/ or interest payments, or to otherwise honor its obligations. If an issuer’s financial condition worsens, the credit quality of the issuer may deteriorate making it difficult for the Fund to sell such investments. The downgrade of the credit of a security held by the Fund may decrease its value. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.
Information about a security’s credit quality may be imperfect and a security’s credit rating may be downgraded at any time. Investments in the Funds are subject to additional risks associated with the obligor’s ability to make payments on the municipal securities. Municipal securities that the Funds purchase may be backed by letters of credit issued by banks and other financial institutions. Adverse developments affecting banks could have a negative effect on the Funds’ portfolio securities. Municipal obligations which the Funds may acquire include municipal lease obligations which are issued by a state or local government to acquire land and a wide variety of equipment and facilities. If the funds are not appropriated for the following year’s lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to the Funds.
Leverage Risk (RBC BlueBay Emerging Markets Debt Fund and RBC BlueBay High Yield Bond Fund only). Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and

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may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.
Liquidity Risk (All Funds). Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The SEC defines “liquidity risk” as the risk that a Fund may not be able to meet redemption requests without significantly diluting the interests of remaining shareholders. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, a Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. Because the Funds’ principal investment strategies involve foreign (non-U.S.) securities, derivatives and other securities with substantial market and/or credit risk, the Funds will tend to have relatively greater liquidity risk. Liquidity risk may be magnified in a rising interest rate environment when credit quality is deteriorating or in other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.
Loan Risk (RBC BlueBay Emerging Market Debt Fund and RBC BlueBay High Yield Bond Fund only). The Funds may invest in loans including loans that are rated below investment grade or the unrated equivalent. Like other high yield, corporate debt instruments, such loans are subject to an increased risk of default in the payment of principal and interest, potentially less protections under the federal securities laws, as well as the other risks described under “Interest Rate Risk,” “Issuer/Credit Risk,” and “High Yield Securities Risk.” Although certain loans are secured by collateral, the Fund could experience delays or limitations in realizing on such collateral or have its interest subordinated to other indebtedness of the obligor. Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for loans and cause their value to decline rapidly and unpredictably. Although each Fund limits its investments in illiquid securities to no more than 15% of the Fund’s net assets at the time of purchase, loans that are deemed to be liquid at the time of purchase may become illiquid. No active trading market may exist for some of the loans and certain loans may be subject to restrictions on resale. The inability to dispose of loans in a timely fashion could result

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in losses to the Fund. Because some loans that the Fund invests in may have a more limited secondary market, liquidity risk is more pronounced for the Fund than for funds that invest primarily in other types of fixed income instruments or equity securities. Additionally, to make payments and other loan costs, a fund may be forced to sell portfolio securities when it is not otherwise advantageous to do so. Typically, loans are not registered securities and are not listed on any national securities exchange. Consequently, there may be less public information available about the Funds’ investments and the market for certain loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. As a result, the Funds may be more dependent upon the analytical ability of the Adviser and/or Sub-Adviser, as applicable. Certain loans may not be considered securities under the federal securities laws and, therefore, investments in such loans may not be subject to certain protections under those laws. In addition, the Adviser and/or Sub-Adviser, as applicable may not have access to material non-public information to which other investors may have access.
Market Risk (All Funds). One or more markets in which a Fund invests may go down in value, sometimes sharply and unpredictably, and the value of a Fund’s portfolio securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Events in one market may adversely impact a seemingly unrelated market. The success of a Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by a Fund.
Unexpected volatility or illiquidity could impair a Fund’s profitability or result in losses. Market risk includes the risk that geopolitical and other events will disrupt the economy on a national or global level. For example, war, terrorism, market manipulation, government defaults, government shutdowns, tariffs and other trade barriers, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets, which could cause a Fund to lose value. These events could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. In addition, the current contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, has in the past resulted, and may in the future result, in a government shutdown, which could have an adverse impact on a Fund’s investments and operations. Additional and/or prolonged U.S. federal government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

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Governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments. To the extent that a Fund focuses its investments in a region enduring geopolitical market disruption, it will face higher risk of loss, although the increasing interconnectivity between global economies and financial markets can lead to events or conditions in one country, region or financial market adversely impacting a different country, region or financial market.
Recently, in response to rising global inflation, governmental authorities raised interest rates. Government efforts to support the economy and financial markets may increase the risk that asset prices have a higher degree of correlation than historically seen across markets and asset classes. Many markets reached historical highs during recent periods and could be approaching the end of an economic expansion cycle. Furthermore, there is no guarantee that actions taken by governmental bodies to reduce inflation will be effective.
Mortgage-Related Securities Risk (RBC BlueBay Core Plus Bond Fund and RBC BlueBay Strategic Income Fund only). Mortgage-related securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property, and include pass-through securities and Collateralized Mortgage Obligations (“CMOs”). Mortgage pass-through securities are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are made monthly, in effect “passing through” monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Funds to a lower rate of return upon reinvestment of principal. CMOs are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. CMOs are issued in multiple classes, and each class may have its own interest rate and/or maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding longer maturity classes receive principal only after the first class has been retired. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of non-payment.
Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. Upward trends in interest rates tend to

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lengthen the average life of mortgage-related securities and also cause the value of outstanding securities to drop. Thus, during periods of rising interest rates, the value of these securities held by the Funds would tend to drop and the portfolio-weighted average life of such securities held by the Funds may tend to lengthen due to this effect. Longer-term securities tend to experience more price volatility. Under these circumstances, the Funds may, but are not required to, sell securities in part in order to maintain an appropriate portfolio-weighted average life.
Municipal Obligations Risk (RBC BlueBay Core Plus Bond Fund and RBC BlueBay Strategic Income Fund only). Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia and Puerto Rico). These obligations are generally classified as either “general obligation” or “revenue” bonds. Municipal bonds are usually issued to obtain funds for various public purposes, to refund outstanding obligations, to meet general operating expenses or to obtain funds to lend to other public institutions and facilities. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial status may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Fund’s income or adversely impact the ability to preserve capital and liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of the Fund’s investments. In addition to being downgraded, an insolvent municipality may file for bankruptcy. Given the recent bankruptcy-type proceedings by the Commonwealth of Puerto Rico, risks associated with municipal obligations are heightened.
Prepayment Risk (RBC BlueBay Core Plus Bond Fund and RBC BlueBay Strategic Income Fund only). The value of some mortgage-backed and asset-backed securities in which a Fund invests also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline. Principal and interest payments on such securities depend on payment of the underlying loans, though issuers may support creditworthiness via letters of credit or other instruments.
Small Company Risk (RBC BlueBay Emerging Market Debt Fund only). The risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities of larger companies, due to narrow markets and limited resources of smaller companies.

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The Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.
Sovereign Debt Risk (RBC BlueBay High Yield Bond Fund, RBC BlueBay Core Plus Bond Fund and RBC BlueBay Strategic Income Fund). The Funds may invest in sovereign debt securities. These securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
U.S. Government Intervention in Financial Markets Risk (RBC BlueBay Core Plus Bond Fund and RBC BlueBay Strategic Income Fund only). Instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.
Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of a Fund’s portfolio holdings. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. Each Fund has established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. The Adviser will monitor developments and seek to manage each Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.
U.S. Government Obligations Risk (RBC BlueBay Core Plus Bond Fund and RBC BlueBay Strategic Income Fund only). Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises (such as Fannie Mae and Freddie Mac) have historically involved little risk of loss of principal if held to maturity. However, the maximum potential liability of the issuers of some of these

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securities may greatly exceed their current resources and no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law. In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (“FHFA”) announced that Fannie Mae and Freddie Mac would be placed into a conservatorship under FHFA. The effect that this conservatorship will have on the entities’ debt and securities guaranteed by the entities remains unclear. Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. In the event that Fannie Mae and Freddie Mac are taken out of conservatorship, it is unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed and what effects, if any, there will be on their creditworthiness and guarantees of certain mortgage-backed securities. Should FHFA take Fannie Mae and Freddie Mac out of conservatorship, there could be an adverse impact on the value of their securities, which could cause losses to a Fund. Under the direction of the FHFA, Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of Fannie Mae and Freddie Mac certificates. The Single Security Initiative was implemented in June 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.
Valuation Risk (All Funds). The Funds’ assets are generally valued based on evaluated prices received from third-party pricing services or from broker-dealers who make markets in the securities and are generally categorized as Level 2 in the fair value hierarchy. As a result, there is the risk that the values at which these investments are sold may be significantly different to the estimated fair values of these investments.
Additional Risks
In addition to the principal investment risks described above, the Funds will generally be subject to the following additional, non-principal risks:
Convertible Securities Risk (RBC BlueBay Emerging Market Debt Fund and RBC BlueBay High Yield Bond Fund only). Convertible securities are fixed income securities, preferred stocks or other securities that are convertible into or exercisable for common stock of the issuer (or cash or securities of equivalent value) at either a stated price or a stated rate. The market values of convertible securities may decline as interest rates increase and, conversely, to increase as interest rates decline. A convertible security’s market value, however, tends to rise when the market price of the common stock of the issuing company rises. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a

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liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations.
Contingent convertible securities are subject to additional risk factors. If an event occurs that triggers the conversion to equity or writing down of the security, the Fund may lose the principal amount invested on a permanent or temporary basis or the contingent convertible security may be converted to equity. Coupon payments on contingent convertible securities may be discretionary and may be cancelled by the issuer. Holders of contingent convertible securities may suffer a loss of capital when comparable equity holders do not.
Counterparty Risk. A Fund may be subject to the risk of the failure of any markets in which its positions trade, of their clearinghouses, of any counterparty or guarantor to the Funds’ transactions or of any service provider to the Funds. Their inability or unwillingness to honor obligations can subject the Fund to credit losses incurred from late payments, failed payments, and default. In times of general market turmoil, even large, well-established financial institutions may fail rapidly with little warning.
ESG Strategy Risk (All Funds). A Fund’s consideration of ESG factors could cause it to perform differently compared to funds that do not take ESG factors into account. The incorporation of ESG factors into the investment analysis which can encourage a greater emphasis on long-term performance may result in the Fund’s forgoing near-term/short-term opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. For instance, the Funds explicitly exclude investments in corporate issuers involved in the production of specific types of controversial weapons and the RBC BlueBay High Yield Bond Fund, RBC BlueBay Core Plus Bond Fund and RBC BlueBay Strategic Income Fund each explicitly exclude investments in securities involved in tobacco producers. A company’s ESG performance or the Adviser or Sub-Adviser’s assessment of a company’s ESG performance could vary over time to reflect changes in a company’s ESG performance, which could mean that a company could move from being an investment of the Fund to being divested due to ESG concerns, or conversely change from being previously considered not suitable for investment, to becoming investable. Where companies may subsequently be considered not investable for ESG reasons, there may be a delay such that the Fund is temporarily invested in such companies as the Adviser or Sub-Adviser seeks to execute the transactions in an orderly manner to minimize the impact on the Fund. Although ESG information originates from a range of different sources, the assessment of ESG performance is ultimately subjective. As a result, there can be significant differences in interpretations of what it means for a company to qualify for investment. For instance, the Adviser or Sub-Adviser may determine that a particular security has demonstrated sufficiently improving management and/or performance practices affecting the quality of its

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business related to the Adviser or Sub-Adviser’s internal priority ESG considerations, such that the Adviser or Sub-Adviser considers it is suitable to invest in, while another investor may have a different view.
High Portfolio Turnover Risk (RBC BlueBay Emerging Market Debt Fund). The Funds may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Funds, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher-than-normal portfolio turnover may adversely affect each Fund’s performance.
Large Shareholder Transactions Risk (All Funds). A Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value (“NAV”) and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large redemptions also could accelerate the realization of capital gains, increase a Fund’s transaction costs, and impact a Fund’s performance.
Liquidation Risk (All Funds). To the extent authorized by law, the Funds reserve the right to discontinue offering shares at any time, merge, reorganize itself or any class of shares or cease operations and liquidate.
Loan Risk (RBC BlueBay Emerging Market Debt Fund and RBC BlueBay High Yield Bond Fund only). The Funds may invest in loans including loans that are rated below investment grade or the unrated equivalent. Like other high yield, corporate debt instruments, such loans are subject to an increased risk of default in the payment of principal and interest, potentially less protections under the federal securities laws, as well as the other risks described under “Interest Rate Risk,” “Issuer/Credit Risk,” and “High Yield Securities Risk.” Although certain loans are secured by collateral, the Fund could experience delays or limitations in realizing on such collateral or have its interest subordinated to other indebtedness of the obligor. Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for loans and cause their value to decline rapidly and unpredictably. Although each Fund limits its investments in illiquid securities to no more than 15% of the Fund’s net assets at the time of purchase, loans that are deemed to be liquid at the time of purchase may become illiquid. No active trading market may exist for some of the loans and certain loans may be subject to restrictions on resale. The inability to dispose of loans in a timely fashion could result in losses to the Fund. Because some loans that the Fund invests in may have a more limited secondary market, liquidity risk is more pronounced for the Fund than for

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funds that invest primarily in other types of fixed income instruments or equity securities. Additionally, to make payments and other loan costs, a fund may be forced to sell portfolio securities when it is not otherwise advantageous to do so. Typically, loans are not registered securities and are not listed on any national securities exchange. Consequently, there may be less public information available about the Funds’ investments and the market for certain loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. As a result, the Funds may be more dependent upon the analytical ability of the Adviser and/or Sub-Adviser, as applicable. Certain loans may not be considered securities under the federal securities laws and, therefore, investments in such loans may not be subject to certain protections under those laws. In addition, the Adviser and/or Sub-Adviser, as applicable may not have access to material non-public information to which other investors may have access.
Operational Risk (All Funds). The Funds’ investments may be adversely affected due to the operational process of the Funds’ service providers, including the Adviser, Sub-Adviser, transfer agent, custodian, or administrator. The Funds may be subject to losses arising from inadequate or failed internal controls, processes, and systems, or from human or external events.
Regulatory and Legal Risk (All Funds). Governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that can affect the investments held by a Fund, the strategies used by a Fund or the level of regulation or taxation that applies to a Fund. These regulations and laws can adversely impact the investment strategies, performance, costs and operations of a Fund or taxation of shareholders.
In addition, entities that are part of banking organizations, such as the Adviser and its affiliates, are subject to extensive government regulation. Government regulation may change frequently and may have significant effects, including limiting the ability of the Adviser and its affiliates from engaging in certain trading activities, which may adversely impact the Funds.
For example, the so-called “Volcker Rule” prohibits the Adviser and its affiliates from engaging in certain trading activities. A Fund may be adversely impacted by this rule if the Adviser or its affiliates own 25% or more of the Fund’s shares outside of any seeding period permitted by the rule. These restrictions may prevent a Fund from maintaining sufficient seed capital and may cause the Fund to liquidate at the end of the period if the Fund is not able to achieve sufficient scale. Funds that are not managed by entities that are part of banking organizations are not subject to these limitations.
Reinvestment Risk (All Funds). Reinvestment risk is the risk that a fixed income security’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original security. If interest rates decline, the underlying security may rise in value, but the cash flows received from that security may have to be reinvested at a lower interest rate. Call risk is a type of reinvestment

More on the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks
risk. Call risk is the possibility that an issuer may redeem a fixed-income security before maturity (a call) at a price below or above its current market price. An increase in the likelihood of a call may reduce a security’s price. If a fixed-income security is called, a Fund may have to reinvest proceeds in other fixed-income securities with lower interest rates, higher credit risks, or other less favorable characteristics.
Tax Risk (RBC BlueBay Core Plus Bond Fund and RBC BlueBay Strategic Income Fund only). The Funds may be more adversely impacted by changes in tax rates and policies. Because interest income on municipal obligations is normally not subject to regular federal income taxation, the attractiveness of municipal obligations in relation to other investment alternatives is affected by changes in federal and state income tax rates applicable to, or the continuing tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status can therefore significantly affect the demand for and supply, liquidity and marketability of municipal obligations, which could in turn affect a Fund’s ability to acquire and dispose of municipal obligations at desirable yield and price levels. Also, in some cases, the Internal Revenue Service has not ruled on whether the interest received on a municipal security is tax-exempt, and accordingly, purchases of these securities are based on the opinion of bond counsel provided to the issuers at the time of issuance. The Adviser relies on these opinions and will not review the basis for them, so there is a risk that income from these securities could be taxable.
Variable Rate Demand Note Risk (RBC BlueBay Core Plus Bond Fund and RBC BlueBay Strategic Income Fund only). The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a Fund could suffer a loss if the issuer defaults during periods in which the Fund is not entitled to exercise its demand rights.

Management
Investment Adviser
The Funds are advised by RBC Global Asset Management (U.S.) Inc., a wholly-owned subsidiary of Royal Bank of Canada (“RBC”). RBC is one of North America’s leading diversified financial services companies and provides personal and commercial banking, wealth management services, insurance, corporate and investment banking, and transaction processing services on a global basis. RBC employs approximately 97,000 people who serve more than 17 million personal, business, public sector and institutional clients through offices in Canada, the U.S. and 27 other countries around the world. The Adviser has been registered with the SEC as an investment adviser since 1983 and has been a portfolio manager of publicly-offered mutual funds since 1986. The Adviser maintains its offices at 250 Nicollet Mall, Suite 1550, Minneapolis, Minnesota 55401. As of December 31, 2025, the Adviser’s investment team managed approximately $71.6 billion in assets for corporations, public and private pension plans, Taft-Hartley plans, charitable institutions, foundations, endowments, municipalities, registered mutual funds, private investment funds, trust programs, foreign funds such as UCITS funds, individuals (including high net worth individuals), wrap sponsors and other U.S. and international institutions. For the advisory services RBC provides, each Fund paid a fee (expressed as a percentage of average daily net assets) during the fiscal year ended September 30, 2025, as follows:
RBC BlueBay Emerging Market Debt Fund	0.65%
RBC BlueBay High Yield Bond Fund	0.55%
RBC BlueBay Core Plus Bond Fund	0.35%
RBC BlueBay Strategic Income Fund	0.53%
RBC Global Asset Management has aligned the operations of the Adviser and certain of its asset management affiliates. In connection with this alignment, the Adviser may rely on persons employed by, and facilities and resources of RBC Global Asset Management (UK) Limited (“RBC GAM UK”), an SEC-registered investment adviser based in London, U.K., to assist the Adviser in providing services under the investment advisory agreement. Prior to November 1, 2021, the Board of Trustees approved a new investment advisory agreement between the Funds and the Adviser to accommodate this integration, and the new investment advisory agreement was subsequently approved by shareholders.
The Adviser has contractually agreed to waive fees and/or pay operating expenses through January 31, 2027 for each Fund in order to maintain net annual fund operating expenses as set forth below:
	Class A	Class I	Class R6
RBC BlueBay Emerging Market Debt Fund	1.04%	0.79%	0.74%
RBC BlueBay High Yield Bond Fund	0.82%	0.57%	0.49%
RBC BlueBay Core Plus Bond Fund	0.70%	0.45%	0.40%
RBC BlueBay Strategic Income Fund	0.88%	0.63%	0.58%
The expense limitation agreement excludes brokerage and other investment-related costs, interest, taxes, dues, fees and other charges of governments and their agencies,

Management
extraordinary expenses such as litigation (including legal and audit fees and other costs in contemplation of or incident thereto) and indemnification, other expenses not incurred in the ordinary course of each Fund’s business and fees and expenses incurred indirectly by the Fund as a result of investment in shares of another investment company. The Adviser is entitled to recoup from each Fund or class the fees and/or operating expenses previously waived or reimbursed for a period of 3 years from the date of such waiver or reimbursement, provided that such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (i) the Fund’s expense limitation at the time of the waiver or reimbursement and (ii) the Fund’s expense limitation at the time of recoupment.
The Adviser provides certain administrative services necessary for the operation of the Funds, including among other things, (i) providing office space, equipment and facilities for maintaining the Funds’ organization, (ii) preparing the Trust’s registration statement, proxy statements and all annual and semi-annual reports to Fund shareholders, and (iii) general supervision of the operation of the Funds, including coordination of the services performed by the Funds’ Adviser, distributor, custodian, independent accountants, legal counsel and others.
Information regarding the factors considered by the Board of Trustees in connection with the most recent approval of the Investment Advisory Agreement with the Adviser is included in the Funds’ report filed on Form N-CSR for the fiscal year ended September 30, 2025.
Additional Payments. The Adviser may make payments, out of its own resources and at no cost to the Fund or shareholders, to certain broker-dealers, mutual fund supermarkets, or other financial institutions (“Intermediaries”) in connection with the provision of administrative services; the distribution of the Fund’s shares; and reimbursement of ticket or operational charges (fees that an institution charges its representatives for effecting transactions in the Fund’s shares). In addition, certain Intermediaries may receive fees from the Fund for providing recordkeeping and other services for individual shareholders and/or retirement plan participants.
Investment Sub-Adviser
The RBC BlueBay Emerging Market Debt Fund and RBC BlueBay High Yield Bond Fund are sub-advised by RBC Global Asset Management (UK) Limited (“RBC GAM UK” or the “Sub-Adviser”). The Sub-Adviser is a wholly-owned subsidiary of RBC, which is the parent company of the Adviser. The Sub-Adviser is located at 100 Bishopsgate, London EC2N 4AA, United Kingdom. The Sub-Adviser has been registered with the SEC as an investment adviser since September 2013 and is authorized and regulated by the UK Financial Conduct Authority. The Sub-Adviser employed 489 individuals and had $181.3 billion in assets under management as of December 31, 2025. The Sub-Adviser is paid by the Adviser out of the advisory fee the Adviser is paid by each Fund. Information regarding the factors considered by the Board in connection with the approval of the Investment Advisory Agreement with the Adviser for each Fund and the Sub-Advisory Agreement with the Sub-Adviser for the RBC BlueBay Emerging Market Debt Fund and RBC BlueBay High Yield Bond Fund is provided in the Funds’ report filed on Form N-CSR for the fiscal year ended September 30, 2025.

Management
Conflicts of Interest Risk. An investment in a Fund may be subject to actual or potential conflicts of interest. For example, the Adviser, Sub-Adviser, and/or their affiliates may face conflicts of interest when receiving compensation for services provided by affiliates or in the side-by-side management of Funds and other client accounts. The Adviser, Sub-Adviser, and/or their affiliates may make investment decisions that differ from and/or negatively impact those made on behalf of a Fund. For more information about conflicts of interest, see the Potential Conflicts of Interest section in the SAI.
Portfolio Managers
The Adviser or Sub-Adviser, as applicable, is responsible for the day-to-day management of each Fund’s portfolio, including security analysis, industry recommendations, cash positions, the purchase and sell decision making process and general daily oversight of the Funds’ portfolios. The individuals jointly and primarily responsible for the day-to-day management of each Fund’s portfolio are set forth below:
Portfolio Manager Name	Title	Role on Fund Since	Total Years of Financial Industry Experience	Degrees and Designations	Experience for Last 5 Years
RBC BlueBay Emerging Market Debt Fund
Polina Kurdyavko	Head of Emerging Markets, Senior Portfolio Manager	2017	24	MSc (Hons) Finance; CFA Member	Managing Director, Senior Portfolio Manager & Head of Emerging Markets at the Sub-Adviser (2005 to present)
Gary Sedgewick	Portfolio Manager	2024	18	MA (Hons) degree in Accountancy & Finance from Heriot-Watt University; CFA charterholder; CFA Certificate in ESG Investing	Portfolio Manager at the Sub-Adviser (2012 to present)
RBC BlueBay High Yield Bond Fund
Tim Leary	Senior Portfolio Manager	2019	20	BS Business Administration	Managing Director, Senior Portfolio Manager at the Adviser (or the Sub-Adviser) (2012 to present)
Andrzej Skiba	Head of U.S. Fixed Income, Senior Portfolio Manager	2020	23	BS (hons), Management (International Business), University of Manchester, CFA Member	Head, U.S. Fixed Income, Senior Portfolio Manager at the Adviser (or the Sub-Adviser) (2005 to present)
Charles Whinery	Portfolio Manager	2024	27	BA, Middlebury College, CFA Charterholder	Portfolio Manager at the Adviser (or the Sub-Adviser) (2010 to present)

Management
Portfolio Manager Name	Title	Role on Fund Since	Total Years of Financial Industry Experience	Degrees and Designations	Experience for Last 5 Years
RBC BlueBay Core Plus Bond Fund and RBC BlueBay Strategic Income Fund
Andrzej Skiba	Head of U.S. Fixed Income, Senior Portfolio Manager	2021	23	BS (hons), Management (International Business), University of Manchester, CFA Charterholder	Head, U.S. Fixed Income, Senior Portfolio Manager at the Adviser (or the Sub-Adviser) (2005 to present)
Brian Svendahl	Senior Portfolio Manager	2021	33	BS, University of Minnesota, BBA and MBA, University of Minnesota, Carlson School of Management, Director and CFA Charterholder	Managing Director and Co-Head, U.S. Fixed Income, at the Adviser since 2012, Managing Director and Senior Portfolio Manager at the Adviser since 2005.
Neil Sun	Portfolio Manager	2024	13	BBA, Baruch College	Portfolio Manager at the Adviser since 2014.
Additional information about the portfolio managers’ compensation arrangements, other accounts managed by the portfolio managers, as applicable, and the portfolio managers’ ownership of securities of the funds they manage is available in the Funds’ SAI.

Shareholder Information
Pricing of Fund Shares
How NAV Is Calculated. The net asset value (“NAV”) is the value of a single share. A separate NAV is calculated for each class of shares of each Fund. The NAV is calculated by adding the total value of a Fund’s investments and other assets, determining the proportion of that total allocable to the particular class, subtracting the liabilities allocable to the class and then dividing that figure by the number of outstanding shares of that class.
1.
The NAV is calculated separately for each class of shares.
2.
You can find the Funds’ NAVs daily in various newspapers, at www.bloomberg.com, www.rbcgam.com, or by calling 1-800-422-2766.
NAV =	Total Assets of Class – Liabilities
Number of Shares Outstanding
The per share NAV of each Fund is determined each day the New York Stock Exchange (“NYSE”) is open for trading or (at the Fund’s option) on days the primary trading markets for the Fund’s portfolio instruments are open (“Value Date”) as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time or such other time as determined by the NYSE). The Funds will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price their shares as of the regularly scheduled NYSE closing time, if the particular disruption directly affects only the NYSE (“Value Time”).
Your order for purchase, sale or exchange of shares is based on the next applicable price calculated after your order is received in good order by the Funds’ transfer agent. For example: If you place a purchase order to buy shares of a Fund, it must be received before 4:00 p.m. Eastern time in order to receive the NAV, plus any applicable sales charge, calculated at 4:00 p.m. If your order is received after 4:00 p.m. Eastern time, it will be based on the NAV, plus any applicable sales charge, calculated on the next business day at 4:00 p.m. Eastern time. Also, as further explained in the “Purchasing and Adding to Your Shares” section, if a purchase order in proper form is received by an authorized financial intermediary, the order will be treated as if it had been received by the Funds’ transfer agent at the time it is received by the intermediary.
You may purchase, redeem, or exchange shares of the Funds on any day when the NYSE is open. Purchases, redemptions, and exchanges may be restricted in the event of an early or unscheduled close of the NYSE if the primary trading markets of the Funds are disrupted as well. Even if the NYSE is closed, a Fund may accept purchase, redemption, and exchange orders on a Value Date if the Fund’s management believes there is an adequate market to meet purchase, redemption, and exchange requests. On such days, the Funds would also price shares in accordance with the above procedures. Because the Funds may own securities that are primarily listed on foreign exchanges, which may trade on days when the Funds do not price their shares, the value of the Funds’ investments may change on days when shareholders will not be able to purchase or redeem shares.
Valuation of Portfolio Securities. On behalf of each Fund, the Board of Trustees has approved Pricing and Valuation Procedures of the Adviser for determining the value of each Fund’s investments.

Shareholder Information
In general, when the market value of a portfolio security is readily available, the Funds will rely on independent pricing services that provide market data to determine the value of such portfolio security. A security’s valuation shall be considered a readily available market quotation only when that quotation is an unadjusted quoted price in an active market for an identical investment that a Fund may access on the measurement date. A quotation will not be readily available if it is not reliable. If a quotation is deemed to be unreliable or is not a quoted price in an active market, the fair value of the security shall be determined by the Adviser as set forth in the Pricing and Valuation Procedures. Fair value of a security is considered to be the price that a fund might reasonably expect to receive upon its current sale in an orderly transaction between market participants.
The market value of an equity security is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers or pricing services. Fixed income securities and non-exchange traded derivatives are generally valued based on evaluated prices received from third-party pricing services or from broker-dealers who make markets in the securities. Prices obtained from pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity and type of issue. Exchange traded options, futures and options on futures are valued at their most recent sale price on the exchange on which they are primarily traded. Investments in open-end investment companies are valued at the net asset value of those companies, and those companies may use fair value pricing as described in their prospectuses.
Under the Pricing and Valuation Procedures, fair valuation methodologies may also be used in situations such as the following: a price is determined to be stale (for example, it cannot be valued using the standard pricing method because a recent sale price is not available) on more than five consecutive days on which a Fund calculates its NAV; a foreign market is closed on a day when the U.S. markets are open and the last available price in the foreign market is determined not to represent a fair value; or a significant valuation event is determined to have occurred pursuant to the Pricing and Valuation Procedures. Significant valuation events may include the following: an event affecting the value of a security traded on a foreign market occurs between the close of that market and the Value Time; an extraordinary event like a natural disaster or terrorist act occurs; a large market fluctuation occurs; or an adverse development arises with respect to a specific issuer, such as a bankruptcy filing. These methodologies are intended to ensure that a Fund’s NAV accurately reflects the value for the underlying portfolio securities. As a result, effective use of fair valuations may prevent shareholder dilution. In addition, for Funds that invest in foreign securities, fair valuations may diminish opportunities for a short-term trader to take advantage of time zone differences between the foreign markets on which the securities are traded and the Value Time. Each such determination shall be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another.
Investments initially valued in currencies other than the U.S. Dollar are converted to the U.S. Dollar using foreign exchange rate quotations received from a pricing vendor

Shareholder Information
as of the Value Time on each Value Date. The value of securities traded in markets outside the United States may be affected on a day that is not a Value Date and an investor is not able to purchase, exchange or redeem shares of a Fund.
Investment Minimums
You may purchase shares of a Fund through the Fund’s Distributor or through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations or requirements on buying and selling shares.1 For qualified retirement benefit plans, there is no minimum requirement for initial investment in a Fund. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative or institution for specific information.
Minimum Initial Investment
Class A Shares	Amount
Regular Account	$1,000
IRA	$250
Class I Shares
Regular Account	$1,000,000
Through Qualified Retirement Benefit Plans	$0
Class R6 Shares
Institutional Investors	$1,000,000
Eligible Investors	$0

Minimum Subsequent Investment
Amount
Class A Shares	None
Class I Shares	None
Class R6 Shares	None
1
Certain broker-dealers and other financial intermediaries are authorized to accept purchase orders on behalf of a Fund which are processed based on the Fund’s net asset value next determined after your order is received by an organization in proper order before 4:00 p.m., Eastern time, or such earlier time as may be required by an organization. These organizations may be authorized to designate other intermediaries to act in this capacity. These organizations may vary in terms of how they process your orders, and they may charge you transaction fees on purchases of Fund shares and may also impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund or its transfer agent, U.S. Bank Global Fund Services. These organizations may be the shareholders of record of your shares. These intermediaries are responsible for transmitting requests and delivering funds on a timely basis. The Fund is not responsible for ensuring that the organizations carry out their obligations to their customers.

Shareholder Information
Purchasing and Adding to Your Shares
If opening an account through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of a Fund and he or she will take care of the necessary documentation. Otherwise, follow the instructions below.  You may purchase shares directly from a Fund by completing a new account application. Contact U.S. Bank Global Fund Services, the Funds’ transfer agent at 1-800-422-2766 or go to www.rbcgam.com to obtain an application. Once completed, you may submit your application by following one of the steps below.
By Mail	• Complete and sign the account application. If you do not complete the application properly, your purchase may be delayed or rejected.
•  Make your check payable to “[Name of Fund]." All purchases must be in U.S. Dollars.
All checks must be in U.S. Dollars drawn on a domestic bank. The Funds will not accept payment in cash or money orders. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks, starter checks, postdated checks or any conditional order or payment.

• Mail your application and check to: RBC Fund c/o U.S. Bank Global Fund Services PO Box 219252 Kansas City, MO 64121-9252
• By overnight courier, send to: RBC Fund c/o U.S. Bank Global Fund Services 801 Pennsylvania Ave, Suite 219252 Kansas City, MO 64105-1307
•  The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services’ post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds. Receipt of purchase orders or redemption requests is based on when the order is received at the transfer agent’s offices.

By Wire	• To purchase shares by wire, the Funds’ transfer agent must have received a completed application and issued an account number to you.
• Call 1-800-422-2766 for instructions prior to wiring funds and to advise of your intent to wire.
• Please use the following wire instructions: U.S. Bank, N.A. ABA # 075000022 Credit: U.S. Bank Global Fund Services Account: 182380369377 Further Credit: RBC Fund Shareholder Name and Account Number
•  Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Shareholder Information
By Exchange from Another RBC Fund	1-800-422-2766
If you already have an account with us and your account
is authorized for telephone and/or Internet transaction
privileges, you may open an account in all RBC Funds
except the RBC BlueBay U.S. Government Money
Market Fund (Institutional Class 2 and Investor Class).
The names and registrations on the accounts must be
identical. The exchange must meet the applicable
minimum exchange amount requirement.

Lost Accounts/ Unclaimed Assets
Please note that based upon statutory requirements for returned mail, the Funds and the transfer agent will attempt to locate the investor or rightful owner of the account. If the
Funds are unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned. States increasingly are looking at inactive accounts as possible abandoned or unclaimed property. Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the
“inactivity period” specified in your State’s abandoned property laws. The Funds (or the broker or custodian of record having beneficial owner information) are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The Funds will not be liable to investors or their representatives for good faith compliance with state unclaimed or abandoned property (escheatment) laws.

Escheatment laws vary by State, and States have different criteria for defining inactivity and abandoned property. The investor’s last known address of record determines which state has jurisdiction. The process described above, and the application of state escheatment laws, may vary depending on how shareholders hold their shares in the Funds.
If your shares are held directly with a Fund, please proactively contact the Fund’s transfer agent at 1-800-422-2766 at least annually to ensure your account remains in active status.
Alternatively, if your shares are held through a financial institution, please work with your financial institution directly to check your account status. Investors with a state of residence in Texas have the ability to designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Texas
Comptroller of Public Accounts for further information.

To Add to an Account. To add to an account, you may follow any one of the following steps:
By Telephone	1-800-422-2766
You may make additional investments by telephone if
your account has been open for at least 7 business days.
After a Fund receives and accepts your request, the Fund
will deduct from your checking or savings account
(requires banking information to be on file and your
bank must be a member of the ACH network) the cost of
the shares. Availability of this service is subject to
approval by the Funds and the participating banks.

Shareholder Information
By Mail	• Make your check payable to “RBC BlueBay [ ] Fund.”
• Mail the stub from your confirmation statement. Or, if unavailable, provide the following information with your payment: • Account name and account number • Share class
• Mail your additional investment to: RBC BlueBay [ ] Fund c/o U.S. Bank Global Fund Services P.O. Box 219252 Kansas City, MO 64121-9252
• By overnight courier, send to: RBC BlueBay [ ] Fund c/o U.S. Bank Global Fund Services 801 Pennsylvania Ave, Suite 219252 Kansas City, MO 64105-1307
•  The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services’ post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds. Receipt of purchase orders or redemption requests is based on when the order is received at the transfer agent’s offices.

By Wire
•  To purchase shares and make additional investments by bank wire, please use the following wire instructions:
  U.S. Bank, N.A.
  ABA # 075000022
  Credit: U.S. Bank Global Fund Services
  Account: 182380369377
  Further Credit: RBC BlueBay [ ] Fund
  Shareholder Name and Account Number

•  Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.
•  Call 1-800-422-2766 for instructions prior to wiring funds and to advise of your intent to wire.

By Exchange from Another RBC Fund	Please refer to the information under “Exchanging Your Shares” below.
Automatic Investment Plan (Class A Shares Only)
You may establish an Automatic Investment Plan to make additional purchases at regular intervals from your pre-established bank account. Your financial institution must be a member of the Automated Clearing House (ACH) to participate.

You can also add to your account by using the convenient options described below. The Funds reserve the right to change or eliminate these privileges at any time without notice, to the extent permitted by applicable law.
Automatic Investment Plan
Once your account has been established, you may make additional purchases of Class A shares at regular intervals through the Automatic Investment Plan (AIP). This Plan provides a convenient method to have monies deducted from your bank account, for investment into a Fund, on a monthly, quarterly, semi-annual or annual

Shareholder Information
basis in amounts of $50 or more. In order to participate in the Plan your financial institution must be a member of the Automated Clearing House (ACH) network. If your bank rejects your payment, the Fund’s transfer agent will charge a $25 fee to your account. To begin participating in the Plan, please complete the Automatic Investment Plan section on the account application or call the Fund’s transfer agent at 1-800-422-2766 for instructions. Any request to change or terminate your Automatic Investment Plan should be submitted to the transfer agent 5 days prior to the effective date.
Dividends and Distributions and Directed Dividend Option
Dividends and distributions (net of applicable withholding) will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Dividends will differ among classes of the Funds due to differences in distribution and other class-specific operating expenses. Capital gains, if any, are distributed at least annually. By selecting the appropriate box in the account application, you can elect to have your distributions (capital gains and/or dividends) in cash (check), have distributions deposited in a pre-authorized bank account via ACH, or have distributions reinvested in the Funds, or into another eligible RBC Fund (as set forth under the caption “Exchanging Your Shares”) or account without a sales charge. You should maintain the minimum balance in the Fund into which you plan to reinvest distributions.
You can change or terminate your participation in the reinvestment option at any time in writing or by telephone at least five days prior to the record date of the distribution. If you elect to receive distributions and/or capital gains paid in cash, and if the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Funds reserve the right to reinvest the distribution check in your account, at the Fund’s current net asset value, and to reinvest all subsequent distributions.
DISTRIBUTIONS ARE MADE ON A PER SHARE BASIS REGARDLESS OF HOW LONG YOU HAVE OWNED YOUR SHARES. THEREFORE, IF YOU INVEST SHORTLY BEFORE THE DISTRIBUTION DATE, SOME OF YOUR INVESTMENT WILL BE RETURNED TO YOU IN THE FORM OF A DISTRIBUTION THAT MAY BE TAXABLE. (SEE “SHAREHOLDER INFORMATION — DIVIDENDS, DISTRIBUTIONS AND TAXES”).

Shareholder Information
Selling Your Shares
If selling your shares through your financial advisor or broker, ask him or her for redemption procedures. Your advisor and/or broker may have transaction minimums and/or transaction times that will affect your redemption. For all other sales transactions, follow the instructions below.
To sell shares please contact U.S. Bank Global Fund Services, the Funds’ transfer agent:
By Telephone	1-800-422-2766
You may withdraw any amount up to $50,000 by
telephone, provided that your account is authorized for
telephone redemptions. The Funds will send proceeds
only to the address or bank of record. You must provide
the Fund’s name, your account number, the name(s) of
each account owner (exactly as registered), and the
number of shares or dollar amount to be redeemed prior
to 4:00 p.m. Eastern time for the trade to be processed
with that day’s closing price.

By Mail	Regular Mail RBC Funds c/o U.S. Bank Global Fund Services PO Box 219252 Kansas City, MO 64121-9252	Registered/Overnight Mail RBC Funds c/o U.S. Bank Global Fund Services 801 Pennsylvania Ave Suite 219252 Kansas City, MO 64105-1307
1. In a letter, include the genuine signature of each registered owner (exactly as registered), the name of each account owner, the account number and the number of shares or dollar amount to be redeemed.

2. Mail or courier the letter to the applicable address above.
3. The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services’ post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds.
Receipt of purchase orders or redemption requests is based on when the order is received at the transfer agent’s offices.

By Wire
Redemption proceeds may be wired to your pre-identified bank account. A $15 fee is deducted from your redemption proceeds for complete share redemptions. In the case of a partial redemption, the fee of $15 will be deducted from the remaining account balance. If your written request is received in good order before 4:00 p.m. Eastern time, the Funds will normally wire the money on the following business day. If the Funds receive your request after 4:00 p.m. Eastern time, the Funds will normally wire the money on the second business day. Contact your financial institution about the time of receipt and availability.

Shareholder Information
Systematic Withdrawal Plan (Class A shares only)
As another convenience, you may redeem your Fund shares through the Systematic
Withdrawal Plan (SWP). Under the Plan, you may choose to receive a specified dollar amount, generated from the redemption of shares in your account, on a monthly, quarterly or annual basis. In order to participate in the Plan, your account balance must be at least
$10,000. If you elect this method of redemption, the Funds will send a check to your address of record or will send the payment via electronic funds transfer through the
Automated Clearing House (ACH) network directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund’s account. This Program may be terminated at any time by the Funds. You may also elect to terminate your participation in this Plan at any time by contacting the transfer agent at least five days prior to the next scheduled withdrawal.

A withdrawal under the Plan involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount requested to be withdrawn exceeds the amount available in your account, which includes any dividends credited to your account, the account will ultimately be depleted.

You may specify a dollar amount to be withdrawn monthly, quarterly or annually. You must own shares in an open account valued at $10,000 or more when you first authorize the systematic withdrawal plan (SWP). If you wish to establish a SWP, please complete this section of the account application or contact the transfer agent for further instructions.

Shareholder Information
Additional Information About Purchasing and Selling Shares
The Funds cannot process transaction requests unless they are properly completed as described in this section. The Funds may cancel or change the transaction policies without notice. To avoid delays, please call us if you have any questions about these policies.
All purchases must be in U.S. Dollars. All checks must be in U.S. Dollars drawn on a domestic bank. The Funds will not accept payment in cash or money orders. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks, starter checks, postdated checks, or any conditional order or payment.
The transfer agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by a Fund, for any payment that is returned.
The Funds may waive the minimum purchase requirements. Each of the Funds, the Distributor, the Adviser and the transfer agent reserves the right to reject any application for any reason in its sole discretion, including rejection of orders not accompanied by proper payment and orders that are not in the best interests of the Funds and their shareholders. The Funds do not accept applications under certain circumstances or in amounts considered disadvantageous to shareholders.
Class A Eligibility. Each Fund offers Class A shares. Class A shares are available to investors who meet the minimum initial investment requirements. There is a $1,000 minimum initial investment requirement for Class A shares ($250 minimum for IRA accounts) and no minimum required for additional investments.
Class I Eligibility. Each Fund offers Class I shares to institutions or individuals with a $1,000,000 minimum requirement for initial investment. There is no minimum requirement for initial investment for participants of qualified retirement plans. The minimum requirement may be waived, at Fund management’s discretion, for certain persons who are charged fees for advisory, investment, consulting or similar services by a financial intermediary or other service provider. Neither the minimum requirement for initial investment for Class I nor the requirements for the minimum account size described in the next paragraph will apply to investments by employees of the Adviser and Sub-Adviser (or their affiliates), officers and trustees of the Funds, partners or employees of law firms that serve as counsel to the Funds or the Funds’ independent trustees, or members of the immediate families of the foregoing (e.g., spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-law, siblings, a sibling’s spouse, and a spouse’s siblings). There is no minimum required for additional investments.
Investors who hold Class I shares of the Fund through a fee-based program, but who subsequently become ineligible to participate in the program or withdraw from the program, may be subject to conversion of their Class I shares by their program provider to another class of shares of the Fund having expenses (including Rule 12b-1 fees) that may be higher than the expenses of the Class I shares. Investors should contact their program provider to obtain information about their eligibility for the provider’s program and the class of shares they would receive upon such a conversion.
Class R6 Eligibility. Each Fund offers class R6 shares to Institutional Investors that meet a $1,000,000 minimum requirement for initial investment and to Eligible

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Investors. Institutional Investors (including endowments and foundations) are investors deemed appropriate by the Adviser that hold shares of the Fund through an account held directly with the Fund and that are not traded through an intermediary, subject to a minimum initial investment of $1,000,000. Eligible Investors are not subject to a minimum initial investment and include (a) retirement and benefit plans that have plan-level or omnibus accounts held on the books of the Fund and do not collect servicing or record keeping fees from the Fund; (b) plans or platforms sponsored by a financial intermediary whereby shares are held on the books of the Fund through omnibus accounts, either at the plan or platform level or the level of the plan administrator, and where an unaffiliated third party intermediary provides administrative, distribution and/or other support services to the plan or platform and does not charge the Fund servicing, record keeping or sub-transfer agent fees; and (c) collective investment trusts. Class R6 shares are not available directly to traditional or Roth IRAs, Coverdell Savings Accounts, Keoghs, SEPs, SARSEPs, Simple IRAs, individual 401(k) plans or individual 403(b) plans. There is no minimum required for additional investments for Institutional Investors or Eligible Investors.
Minimum Account Size for Class I and Class A Shares. You must maintain a minimum account value equal to the current minimum initial investment, which is $1,000,000 for Class I shareholder accounts and $1,000 for Class A shareholder accounts. There is no minimum account size requirement for retirement plans. If your account falls below a minimum due to redemptions and not market action, a Fund may ask you to increase the account size back to the minimum. If you do not bring the account up to the minimum amount within 60 days after the Fund contacts you, the Fund may close the account and send your money to you or begin charging you a fee for remaining below the minimum account size.
Minimum Account Size for Class R6 Shares. Institutional Investors in Class R6 shares must maintain a minimum account value equal to the current minimum regular initial investment, which is $1,000,000 for Class R6 shareholder accounts. There is no minimum account size requirement for Eligible Investors. If your account falls below a minimum due to redemptions and not market action, the Funds may ask you to increase the account size back to the minimum. If you do not bring the account up to the minimum amount within 60 days after the Fund contacts you, the Funds may close the account and send your money to you or begin charging you a fee for remaining below the minimum account size.
Timing of Purchases and Sales of Shares. You may purchase or sell shares of a Fund based on the NAV, plus any applicable sales charge, next determined after your request is received in good order. All requests received in good order before 4:00 p.m., Eastern Time, on a business day will be executed on that same day. Requests received after 4:00 p.m., Eastern Time, on a business day will be processed the next business day at the next business day’s NAV, plus any applicable sales charge. A purchase request is in “good order” if it includes a completed account application and the dollar amount of shares to be purchased along with payment for the shares. If you are paying with federal funds (wire), your order will be considered received when the Fund or its transfer agent receives the federal funds.
The Funds, their Adviser and their transfer agent reserve the right to reject any purchase request for any reason. A Fund may accept orders to purchase Fund shares

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in-kind with securities, rather than with cash, when the offered securities are consistent with the Fund’s investment objective and policies. Acceptance of such purchases will be at the Adviser’s discretion, and will be valued in the same manner that the Fund uses to calculate its NAV.
For accounts held directly with the Funds, the length of time that the Funds typically expect to pay redemption proceeds depends on whether payment is made by ACH, wire or check. The Funds typically expect to make payments of redemption proceeds by wire or ACH within two business days following receipt of the redemption order by the Funds. For payment by check, the Funds typically expect to mail the check within two business days following receipt of the redemption order by the Funds.
For accounts held through a financial intermediary, the length of time that the Funds typically expect to pay redemption proceeds depends on the method of payment and the agreement between the financial intermediary and the Funds. For redemption proceeds that are paid directly to you by the Fund, the Fund typically expects to make payments by wire or ACH or by mailing a check within two business days following receipt of a redemption order from the financial intermediary by the Funds. For payments that are made to your financial intermediary for transmittal to you, the Funds expect to pay redemption proceeds to the financial intermediary within one to two business days following receipt of the redemption order from the financial intermediary by the Funds. The settlement of redemption proceeds is determined by the Depository Trust and Clearing Corporation (“DTCC”) based on the order transmitted through Fund/SERV.
Each Fund intends to pay redemption proceeds promptly and in any event within seven days after the request for redemption is received in good order. In case of emergencies or other unusual circumstances, each Fund may suspend redemptions or postpone payment for more than seven days, as permitted by law. Redemptions of Fund shares may be suspended when trading on the NYSE is closed or is restricted, in the event of an early or unscheduled close of the primary trading markets for the Fund’s portfolio instruments, or during an emergency which makes it impracticable for the applicable Fund to dispose of its securities or to determine the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, a Fund may delay redemption payments for more than seven days, as permitted by law.
In addition, a temporary hold may be placed on the payment of redemption proceeds if there is a reasonable belief that financial exploitation of a Specified Adult (as defined below) has occurred, is occurring, has been attempted, or will be attempted. For purposes of this paragraph, the term “Specified Adult” refers to an individual who is (A) a natural person age 65 and older; or (B) a natural person age 18 and older who is reasonably believed to have a mental or physical impairment that renders the individual unable to protect his or her own interests. Notice of such a delay will be provided in accordance with regulatory requirements. This temporary hold will be for an initial period of no more than 15 business days while an internal review of the facts and circumstances of the suspected financial exploitation is conducted, but the temporary hold may be extended for up to 10 additional business days if the internal review supports the belief that financial exploitation has occurred, is occurring, has

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been attempted, or will be attempted. Both the initial and additional hold on the disbursement may be terminated or extended by a state regulator or an agency or court of competent jurisdiction.
The Funds cannot accept requests that contain special conditions or effective dates. The Funds may request additional documentation to ensure that a request is genuine. Examples may include a certified copy of a death certificate or divorce decree.
If you purchased your shares by check, you may not receive your redemption proceeds until your purchase amount has cleared, which may take up to 15 calendar days. This delay will not apply if you purchased your shares via wire payment. You can avoid this delay by purchasing shares with a federal funds wire. For your protection, if your account address has been changed within the last 30 calendar days, your redemption request must be in writing and signed by each account owner, with signature guarantees. The right to redeem shares may be temporarily suspended in emergency situations only as permitted under federal law.
Large Sale (Redemption) Conditions. Large redemptions can adversely affect a portfolio manager’s ability to implement a Fund’s investment strategy by causing the premature sale of securities that would otherwise be held longer. Accordingly, we request that you give us three business days’ notice for any redemption of $2 million or more.
Signature Guarantees. You may withdraw from your account at any time. Certain redemptions will however require a signature guarantee. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.
A signature guarantee from either a Medallion program member or a non-Medallion program member, is required in the following situations:
• If you are requesting a change in ownership on your account;
• When redemption proceeds are payable or sent to any person, address or bank account not on record;
• When a redemption request is received by the transfer agent and the account address has changed within the last 30 calendar days;
• For all redemptions in excess of $50,000 from any shareholder account.
The Funds may waive any of the above requirements in certain instances. In addition to the situations described above, the Funds and/or the transfer agent reserve the right to require a signature guarantee or other acceptable signature authentication in other instances based on the circumstances relative to the particular situation. Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

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Withdrawing Money From Your Fund Investment
As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.
Redemption in Kind. Each Fund typically expects to satisfy redemption requests by selling portfolio assets or by using holdings of cash or cash equivalents. In addition to paying redemption proceeds in cash, the Fund reserves the right to make payment in securities rather than cash, known as “redemption in kind,” for amounts redeemed by a shareholder, in any 90-day period, in excess of $250,000 or 1% of Fund net assets, whichever is less. If a Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges. You will also bear the market risk of the securities you hold until the securities are sold. While the Funds do not routinely use redemptions in-kind, the Funds reserve the right to use redemptions in-kind to manage the impact of large redemptions on the Funds. Redemption in-kind proceeds will typically be made by delivering a pro-rata amount of a Fund’s holdings that are readily marketable securities to the redeeming shareholder within seven days after receipt of the redemption order by the Fund. In addition, a redemption in liquid portfolio securities would be treated as a taxable event for you and may result in the recognition of gain or loss for federal income tax purposes.
Form of Distributions. By selecting the appropriate box on the account application, you can elect to receive your distributions (capital gains and dividends) in cash (check), have distributions deposited in a pre-authorized bank account via wire transfer, ACH, or have distributions reinvested back into your account with a Fund.
Telephone Purchase, Exchange and Redemption Privileges. Shareholders who open accounts with the Funds can accept telephone purchase, exchange and redemption privileges on the account application. If you call the Funds, the Funds’ representative may request personal identification and may record the call. IRA account holders may redeem or exchange shares by telephone. If you have an IRA, you must indicate on your written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election to have tax withheld will be subject to 10% withholding. Shareholders redeeming from IRA accounts by telephone will be asked whether or not to withhold taxes from any distribution.
IRA and Keogh Account Maintenance Fees. A $15 annual maintenance fee is charged on all IRA and Keogh accounts. Multiple IRA or Keogh accounts associated with a single social security number are charged a maximum annual maintenance fee of $30. If an annual maintenance fee has not yet been charged when the last IRA or Keogh account associated with a particular social security number is completely liquidated, the full annual maintenance fee will be charged to the account at that time. Additionally, a $25 fee will be imposed on non-periodic withdrawals or terminations from IRAs and Keogh plans.

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Corporations, Trusts and Other Entities. Additional documentation is normally required for corporations, fiduciaries and others who hold shares in a representative or nominee capacity. We cannot process your request until we have all documents in the form required. Please call us first to avoid delays.
Sales Limited to U.S. Citizens and Resident Aliens. Shares of the Funds are generally offered to only United States citizens and United States resident aliens having a social security number or individual tax identification number. This Prospectus should not be considered a solicitation or offering of Fund shares to non-U.S. citizens or non-resident aliens.
Anti-Money Laundering Procedures. Shareholder information is subject to independent identity verification and may be shared, as permitted by law and as permitted by the Funds’ Privacy Policy, for identifying and reporting suspected money laundering and terrorist activity. In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required, among other matters, to obtain, verify and record the following information for all registered owners and, in certain circumstances, for others who may be authorized to act on an account: full name, date of birth (for individuals), taxpayer identification number (usually your social security number), and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. In order to verify your identity, we may cross-reference your identification information with a consumer report or other electronic database, or by requesting a copy of your driver’s license, passport or other identifying document. Corporate, trust and other entity accounts require additional documentation. If we are unable to verify your identity in accordance with the Funds’ policies and procedures, we will reject and return your application, close your account, or take such other action as we deem reasonable and as permitted by law. Please review your account application for additional information. In the rare event that the Transfer Agent is unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s net asset value.

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Exchanging Your Shares
If exchanging shares through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to exchange shares of a Fund and he or she will take care of the necessary documentation. To open a new account through an exchange from an existing RBC Fund account, please refer to “Purchasing and Adding to Your Shares” above.
An exchange of shares is technically a sale of shares in one fund followed by a purchase of shares in another fund, and therefore may have tax consequences. By following the instructions below, and subject to such limitations as may be imposed by the RBC Funds, you may exchange shares between all RBC Funds except the following: RBC BlueBay U.S. Government Money Market Fund (Institutional Class 2 and Investor Class).
By Telephone	1-800-422-2766	You may make exchanges from one identically registered RBC Fund account into another eligible RBC Fund account, provided that your account is authorized for telephone exchanges.
By Mail	Regular Mail RBC Funds c/o U.S. Bank Global Fund Services PO Box 219252 Kansas City, MO 64121-9252	Registered/Overnight Mail RBC Funds c/o U.S. Bank Global Fund Services 801 Pennsylvania Ave Suite 219252 Kansas City, MO 64105-1307
1. In a letter, include the genuine signature of each registered owner, the account number, the number of shares or dollar amount to be exchanged, the name of the
RBC Fund from which the amount is being sold, and the name of the RBC Fund into which the amount is being purchased.

2. Mail or courier the letter to the applicable address above.
3. The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services’ post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds.
Receipt of purchase orders or redemption requests is based on when the order is received at the transfer agent’s office.

Monthly Exchanges	You may authorize monthly exchanges from one eligible RBC Fund into another eligible RBC Fund. Exchanges will be continued until all shares have been exchanged or until you terminate the service.

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Additional Policies on Exchanges
With the exception of exchanges to or from the RBC BlueBay U.S. Government Money Market Fund (whose shares are offered through another prospectus) and Class I shares exchanges into Class R6 shares (as noted below), the share class must be the same in the two funds involved in the exchange. Except for exchanges of Class A shares of the RBC BlueBay U.S. Government Money Market Fund, RBC BlueBay Short Duration Fixed Income Fund or RBC Ultra Short Fixed Income Fund (whose shares are offered through another prospectus) into Class A shares of any other RBC Fund, no front-end sales charge will be assessed. Because Class A shares of the RBC BlueBay Short Duration Fixed Income Fund are subject to a lower maximum front-end sales charge than other RBC Funds and Class A shares of the RBC BlueBay U.S. Government Money Market Fund and RBC BlueBay Ultra Short Fixed Income Fund are not subject to a front-end sales charge, you will be subject to the payment of a sales charge at the time of exchange into Class A shares of any other RBC Fund based on the amount that you would have owed if you directly purchased Class A shares of that RBC Fund (less any sales charge previously paid for such shares of the RBC BlueBay Short Duration Fixed Income Fund or in connection with shares exchanged for such shares of the RBC BlueBay U.S. Government Money Market Fund, RBC BlueBay Short Duration Fixed Income Fund or RBC BlueBay Ultra Short Fixed Income Fund, as applicable). In addition, purchases of Class A shares of the RBC BlueBay U.S. Government Money Market Fund, RBC BlueBay Short Duration Fixed Income Fund and RBC BlueBay Ultra Short Fixed Income Fund are not included in the calculations of rights of accumulation and other reductions of sales charges applicable to purchases of other RBC Funds. For complete information on the RBC Fund you are exchanging into, including fees and expenses, read that fund’s prospectus carefully. With the exception of exchanges to the RBC BlueBay U.S. Government Money Market Fund, you must meet the minimum investment requirement of the fund you are exchanging into. Exchanges from Class A shares of any other RBC Fund to the RBC BlueBay U.S. Government Money Market Fund will be into the Class A shares of the RBC BlueBay U.S. Government Money Market Fund and all other exchanges to the RBC BlueBay U.S. Government Money Market Fund will be into the Institutional Class 1 shares. The names and registrations on the two accounts must be identical. To the extent that an RBC Fund offers Class R6 shares, Class I shares of that Fund may be exchanged for Class R6 shares of that Fund at any time, provided that all eligibility requirements for investment in Class R6 shares are met. You should review the prospectus of the fund you are exchanging into. Call us for a free copy or contact your investment representative. The exchange privilege (including automatic exchanges) may be changed or eliminated at any time upon 60 days’ notice to shareholders.

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Additional Shareholder Services
Services for the following types of accounts are also available to shareholders. Please call 1-800-422-2766 for more information.
• Uniform Transfers/Gifts to Minors Accounts
• TOD Accounts
• Accounts for corporations, partnerships and retirement plans
• Coverdell Education Savings Accounts (not available for Class R6 shares)
• Traditional IRA accounts (not available for Class R6 shares)
• Roth IRA Accounts (not available for Class R6 shares)
• Simplified Employee Pensions
Telephone Services. Telephone trades must be received by or prior to market close. During periods of increased market activity, you may have difficulty reaching the Funds by telephone or may encounter higher than usual call waits. If this happens, contact the Funds by mail or allow sufficient time to place your telephone transaction. The Funds may refuse a telephone request, including a request to redeem shares of a Fund. The Funds will use reasonable procedures to confirm that telephone instructions are genuine. If such procedures are followed, neither the Funds nor any persons or entity that provides services to the RBC Funds will be liable for any losses due to unauthorized or fraudulent instructions. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. The Funds reserve the right to limit the frequency or the amount of telephone redemption requests. Once a telephone transaction has been placed, it cannot be cancelled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern time).
Shareholder Mailings. To help lower operating costs, the Funds attempt to eliminate mailing duplicate documents to the same address. When two or more Fund shareholders have the same last name and address, a Fund may send only one prospectus and other similar documents, general information statement or proxy statement to that address rather than mailing separate documents to each shareholder. This practice is known as “householding.” Shareholders may opt out of this single mailing at any time by calling the Funds at 1-800-422-2766 and requesting the additional copies of Fund documents.
Market Timing and Excessive Trading
Market timing may interfere with the management of a Fund’s portfolio and result in increased costs. The Funds do not accommodate market timers. On behalf of the Funds, the Board of Trustees has adopted policies and procedures to discourage short-term trading.
Restriction and Rejection of Purchase or Exchange Orders. The Funds reserve the right to restrict or reject, for any reason, without any prior notice, any purchase order, including exchange purchases. These include transactions representing excessive trading or suspected excessive trading, transactions that may be disruptive to the management of a Fund’s portfolio, and purchase orders not accompanied by proper payment. The RBC Funds reserve the right to delay the payment of a redemption

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order in an exchange order for up to one business day in the event that, in a Fund’s judgment, such delay would be in the Fund’s best interest, in which case both the redemption and purchase will receive the net asset values of the shares redeemed and purchased at the conclusion of the delay period. Redemptions may be suspended or postponed at times when the NYSE is closed, when trading is restricted, or under certain emergency circumstances as determined by the SEC.
If detected, once an accountholder makes five exchanges between RBC Funds during a calendar year, the ability to make additional exchanges for that account may be suspended. In applying these exchange limits, the Funds may consider trading done in multiple accounts under common ownership, control or influence. These exchange limits do not apply to purchases made through the monthly exchange program. In addition, these limits may be modified at the Funds’ discretion for retirement plans to conform to plan exchange features and applicable law and regulation, and for automated or pre-established exchange, asset allocation or dollar cost averaging programs.
The Funds’ policy limiting the number of exchanges applies uniformly to all investors. However, some financial intermediaries, such as investment advisors, broker-dealers, transfer agents and third-party administrators, maintain omnibus accounts in which they aggregate orders of multiple investors and forward aggregated orders to the Funds. Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may not be identified by the financial intermediaries as omnibus accounts, the Funds may be limited in their ability to detect excessive trading or enforce their market timing policy with respect to those omnibus accounts and investors purchasing and redeeming Fund shares through those accounts.
If a Fund identifies an investor as a potential market timer or an intermediary as a potential facilitator for market timing in the Fund, even if the above limits have not been reached, the Fund may take steps to restrict or prohibit further trading in the Fund by that investor or through that intermediary. As stated above, each Fund reserves the right to restrict or reject a purchase order for any reason without prior notice. Each Fund also reserves the right to terminate an investor’s exchange privilege without prior notice.
Risks Presented by Excessive Trading Practices. Parties engaged in market timing may use many techniques to seek to avoid detection. Despite the efforts of the Funds and their agents to prevent market timing, there is no guarantee that the Funds will be able to prevent all such practices. For example, the Fund may receive purchase, exchange and redemption orders through financial intermediaries and cannot always reasonably detect market timing that may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors.
Omnibus account arrangements typically aggregate the share ownership positions of multiple shareholders and often result in the Funds being unable to monitor the purchase, exchange and redemption activity of a particular shareholder. To the extent that the Funds and their agents are unable to curtail excessive trading practices in the Fund, those practices may interfere with the efficient management of the Fund’s investment portfolio, and may, for example, cause the Fund to maintain a higher cash

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balance than it otherwise would have maintained or to experience higher portfolio turnover than it otherwise would have experienced. This could hinder performance and lead to increased brokerage and administration costs. Those increased costs would be borne by Fund shareholders.
For a Fund that invests significantly in foreign securities traded on markets that may close prior to when the Fund determines its NAV, excessive trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. The RBC Funds have procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what it determines to be the fair value of those securities at the time when the Fund determines its NAV, which are intended to mitigate this risk.
To the extent that a Fund invests in securities that may trade infrequently, such as securities of smaller companies, it may be susceptible to market timing by investors who seek to exploit perceived price inefficiencies in the Fund’s investments. This is commonly referred to as price arbitrage. In addition, the market for securities of smaller companies may at times show market momentum, in which positive or negative performance may continue for a period of time for reasons unrelated to the fundamentals of the issuer. Certain investors may seek to capture this momentum by trading frequently in the Fund’s shares. Because securities of smaller companies may be less liquid than securities of larger companies, the Fund may be unable to purchase or sell investments at favorable prices in response to cash inflows or outflows caused by timing activity.
Disclosure of Portfolio Holdings
A description of the Funds’ policies and procedures regarding the disclosure of portfolio holdings is available in the Funds’ SAI. The Funds also make certain portfolio securities information available on their website which is accessed by using the Funds’ link at www.rbcgam.com. On the tenth business day after month-end, each Fund’s top ten portfolio holdings and related weightings, the total number of the Fund’s holdings, and a Fund’s sector/industry weightings (all as of month-end) are posted until replaced by the next month’s information. On the tenth business day after fiscal quarter-end, each Fund’s portfolio holdings and their weightings are posted until replaced by the next quarter’s information. The aforementioned disclosure may be delayed until the Fund has a full calendar quarter of performance history. In addition, each Fund’s portfolio holdings as of the most recent first and third fiscal quarter-end as filed on Form N-PORT are posted on the Funds’ website within 60 days after the applicable quarter-end.
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Distribution Arrangements/Sales Charges
This section describes sales charges and fees you will pay as an investor in the share classes offered by the Funds and ways to qualify for reduced sales charges. Class I shares and Class R6 shares of the Funds have no sales charges or distribution/service fees and, generally, have lower annual expenses than Class A shares.
Class I shares may also be available on certain brokerage platforms. An investor transacting in Class I shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.
	Class A	Class I	Class R6
Sales Charge (Load)
Maximum sales charge of 4.25% for
RBC BlueBay Emerging Market Debt
Fund and RBC BlueBay High Yield
Bond Fund. Maximum sales charge of
3.75% for RBC BlueBay Core Plus
Bond Fund and RBC BlueBay
Strategic Income Fund. See Schedules
below. CDSC of 1.00% on purchases
of $1 million or more for redemptions
within 12 months of purchase.
		No sales charge.	No sales charge.
Distribution and Service (12b-1) Fee	0.25%*	None	None
Fund Expenses	Higher annual expenses than Class I shares and Class R6 shares.	Lower annual expenses than Class A shares.	Generally lower annual expenses than Class A and Class I shares.
*
Under the 12b-1 Plan, Class A is authorized to pay expenses directly or reimburse the Distributor for costs and expenses incurred in connection with distribution and marketing of Fund shares subject to an annual limit of up to 0.50% of the average daily net assets attributable to Class A shares of a Fund. Currently, the Board of Trustees has approved an annual limit of 0.25% for Class A shares.
The class of shares that is better for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares. Your financial advisor can help you decide which class of shares is more appropriate for you.
Front-End Sales Charges. Front-end sales charges are imposed on sales of Class A shares of the Funds in this Prospectus at the rates listed in the tables below. The sales charge decreases with larger purchases. For example, if you invest more than $100,000, or if your cumulative purchases or the value on your account is more than $100,000, then the sales charge is reduced. (See “Reducing the Initial Sales Charge on Purchases of Class A Shares,” below.) This sales charge will be waived for purchases (i) in accounts invested through wrap programs in which the RBC Funds participate, (ii) in accounts that transferred to an RBC Fund from a series of RBC Funds, Inc. upon the April 16, 2004 reorganization, (iii) in accounts in which Class R shares or Class C shares were converted to Class A shares, (iv) through “one-stop” mutual fund networks, (v) through trust companies and banks acting in a fiduciary, advisor, agency, custodial or similar capacity, or (vi) through group retirement plans. The amount paid for an investment, known as the “offering price,” includes any applicable

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front-end sales charges. Because of rounding in the calculation of the “offering price,” the actual sales charge you pay may be more or less than that calculated using the percentages shown below.
There is no sales charge on reinvested dividends and distributions. Also shown in the tables is the portion of the front-end sales charge that is paid to dealers expressed as a percentage of the offering price of a Fund’s shares.
RBC BlueBay Emerging Market Debt Fund and RBC BlueBay High Yield Bond Fund:
	Sales Charges as a Percentage of		Dealer Concession as a Percentage of Offering Price
For Purchases:	Offering Price	Net Amount Invested
Less than $100,000	4.25%	4.44%	4.00%
$100,000 to $249,999.99	3.50%	3.63%	3.00%
$250,000 to $499,999.99	2.50%	2.56%	2.00%
$500,000 to $749,999.99	2.00%	2.04%	1.60%
$750,000 to $999,999.99	1.50%	1.52%	1.20%
$1 million to $4,999,999.99	0.00%*	0.00%	1.00%
$5 million to $24,999,999.99	0.00%*	0.00%	0.50%
Over $25 million	0.00%*	0.00%	0.25%
*
A CDSC in accordance with the amount of the dealer concession paid is imposed on redemptions within 12 months of a purchase of $1 million or more on which no front-end sales charge was paid. See “Contingent Deferred Sales Charge” below.
RBC BlueBay Core Plus Bond Fund and RBC BlueBay Strategic Income Fund:
	Sales Charges as a Percentage of		Dealer Concession as a Percentage of Offering Price
For Purchases:	Offering Price	Net Amount Invested
Less than $100,000	3.75%	3.90%	3.00%
$100,000 to $249,999.99	3.50%	3.63%	2.75%
$250,000 to $499,999.99	2.50%	2.56%	2.00%
$500,000 to $749,999.99	2.00%	2.04%	1.60%
$750,000 to $999,999.99	1.50%	1.52%	1.20%
$1 million and over.	0.00%*	0.00%	0.00%**
*
A CDSC in accordance with the amount of the dealer concession paid is imposed on redemptions within 12 months of a purchase of $1 million or more on which no front-end sales charge was paid. See “Contingent Deferred Sales Charge” below.
**
The Distributor may pay dealers up to 1.00% on investments made in Class A shares with no initial sales charge.
Reducing the Initial Sales Charge on Purchases of Class A Shares
Combining Accounts of Family Members. You may combine accounts in RBC Funds Class A shares of the Funds listed in this Prospectus and all other RBC Funds Class A shares offered in separate prospectuses (except for Class A shares of the RBC

Shareholder Information
BlueBay U.S. Government Money Market Fund, RBC BlueBay Short Duration Fixed Income Fund and RBC BlueBay Ultra-Short Fixed Income Fund) in order to qualify for a reduced sales charge (load). The following types of accounts may be aggregated for purposes of reducing the initial sales charge.
• Accounts owned by you and your immediate family (your spouse and your children under 21 years of age)
• Single-participant retirement plan accounts owned by you or your immediate family
• Trust accounts established by you or your immediate family
You need to provide your financial advisor with the information as to which of your accounts qualify as family accounts and this information should be included with your account application.
Letter of Intent. By signing a Letter of Intent (LOI) you can reduce your Class A sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of RBC Funds Class A shares of the Funds in this Prospectus and all other RBC Funds Class A shares offered in separate prospectuses (except for Class A shares of the RBC BlueBay U.S. Government Money Market Fund, RBC BlueBay Short Duration Fixed Income Fund and RBC BlueBay Ultra-Short Fixed Income Fund).
Any shares purchased within 90 days of the date you sign the LOI may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI. For the RBC BlueBay Emerging Market Debt and RBC BlueBay High Yield Bond Funds, shares equal to 4.25%  of the amount of the LOI will be held in escrow during the 13-month period. For the RBC BlueBay Core Plus Bond and RBC BlueBay Strategic Income Funds, shares equal to 3.75% of the amount of the LOI will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.
If you establish an LOI with RBC Funds you can aggregate your accounts as well as the accounts of your immediate family members. You will need to provide written instruction with respect to the other accounts whose purchases should be considered in fulfillment of the LOI.
Rights of Accumulation. For the purpose of qualifying for the lower sales charge rates that apply to larger purchases, you may combine your new purchase of Class A shares with shares of currently owned holdings in Class A shares of the RBC Funds in this Prospectus and all other RBC Funds Class A shares offered in separate prospectuses (except for Class A shares of the RBC BlueBay U.S. Government Money Market Fund, RBC BlueBay Short Duration Fixed Income Fund and RBC BlueBay

Shareholder Information
Ultra-Short Fixed Income Fund). The applicable sales charge for the new purchase is based on the total of your current purchase and the current value based on NAV of all other Class A shares you own. You may need to provide your financial advisor with account statements or other information to demonstrate that you qualify for a sales charge reduction.
PLEASE BE ADVISED THAT TO RECEIVE A REDUCTION IN THE INITIAL SALES CHARGE OF YOUR PURCHASES OF CLASS A SHARES OF THE RBC FUNDS, YOU MUST NOTIFY YOUR FINANCIAL ADVISOR AT THE TIME YOU PURCHASE YOUR SHARES THAT YOU QUALIFY FOR SUCH A REDUCTION. IF YOU DO NOT NOTIFY YOUR FINANCIAL ADVISOR THAT YOU MAY BE ELIGIBLE FOR A SALES CHARGE REDUCTION, YOU MAY NOT RECEIVE A REDUCTION TO WHICH YOU ARE OTHERWISE ENTITLED.
Contingent Deferred Sales Charges. A 1.00% CDSC is imposed on redemptions of Class A shares made within 12 months of a purchase of $1 million or more of Class A shares on which no front-end sales charge was paid. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a CDSC. For purposes of determining the CDSC, if you sell only some of your shares, shares that are not subject to any CDSC will be sold first, followed by shares that you have owned the longest. The CDSC is based on the initial offering price or the current sales price of the shares, whichever is less.
Waiving Contingent Deferred Sales Charges (Class A Shares). The contingent deferred sales charge on Class A shares may be waived in the following cases:
• Redemptions due to death or disability of the shareholder.
• Redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary.
• Tax-free returns of excess contributions to IRAs.
• Permitted exchanges of shares between funds. (However, if shares acquired in the exchange are subsequently redeemed within the period during which a contingent deferred sales charge would have applied to the initial shares purchased, the contingent deferred sales charge will not be waived.)
The contingent deferred sales charge on Class A shares may also be waived in the following two cases, if together such transactions do not exceed 12% of the value of an account annually:
• Redemptions through a systematic withdrawal plan.
• Redemptions due to receiving required minimum distributions (“RMD”) from retirement accounts upon reaching RMD age.
The Funds do not provide additional information on sales charges on their website because the information is contained in the Prospectus, which is available on the Funds’ website at www.dfinview.com/usrbcgam.
Financial Intermediary Waivers. The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from a Fund or on a financial intermediary platform. Financial intermediaries may have different

Shareholder Information
policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers, which are discussed in Appendix A. Except as described in Appendix A, purchases will be subject to the waivers or discounts discussed above. See Appendix A - Financial Intermediary-Specific Sales Charge Waivers.
Distribution and Service (12b-1) Fees
Each Fund has adopted a plan under Rule 12b-1. 12b-1 fees paid pursuant to the plan compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Fund’s shares and/or for providing shareholder services. Because 12b-1 fees are paid from Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Under the 12b-1 plan, Class A is authorized to pay directly or reimburse the Distributor in connection with the distribution and marketing of Fund shares subject to an annual limit of up to 0.50% of average daily net assets attributable to Class A shares of a Fund. Up to 0.25% of this fee may be used for shareholder servicing. Currently, the Board of Trustees has approved an annual limit of 0.25% for Class A shares.
Shareholder Servicing Plan
The Trust has adopted an Amended and Restated Shareholder Servicing Plan (the “Servicing Plan”) that allows Class A and Class I  shares of the Funds, as applicable, to pay service fees to firms that provide shareholder services (“Intermediaries”). Under the Servicing Plan, if an Intermediary provides shareholder services, including responding to shareholder inquiries and assisting shareholders with their accounts, the Funds may pay shareholder servicing fees to the Intermediary at an annual rate not to exceed 0.15% of the average daily value of net assets of the relevant share class. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of charges.
Dividends, Distributions and Taxes
Dividends and Distributions. Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund expects to declare dividends monthly and distribute its net investment income, if any, to shareholders as dividends monthly. Each Fund will distribute net realized capital gains, if any, at least annually, generally in December. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution.
Annual Statements. Each year, the Funds will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in October, November, or December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Funds make every effort to

Shareholder Information
reduce the number of corrected forms mailed to you. However, if a Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares (defined below) sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.
Avoid “Buying a Dividend.” At the time you purchase your Fund shares, a Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Fund before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”
Tax Considerations.   Each Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.
For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends reported by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met. Because the income of each Fund is primarily derived from investments earning interest rather than dividend income, generally none or only a small portion of the income dividends paid to you by a Fund is anticipated to be qualified dividend income eligible for taxation by individuals at long-term capital gain tax rates.

If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.
 Sale or Redemption of Fund Shares. You will recognize taxable gain or loss on a sale, exchange or redemption of your shares in a Fund, including an exchange for shares of another RBC Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over one year at the time you sell or exchange them. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares. A Fund is required to report to you and the Internal Revenue Service annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also their cost basis for shares purchased or acquired on or after January 1, 2012 (“covered shares”). Cost basis will be calculated using the Funds’ default method of average cost, unless you instruct a Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment

Shareholder Information
representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected.
Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
Backup Withholding. By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding at the applicable rate on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the Internal Revenue Service instructs it to do so.
State and Local Taxes. Fund distributions and gains from the sale or exchange of your Fund shares also may be subject to state, local and foreign taxes.
Non-U.S. Shareholders. Shareholders other than U.S. persons may be subject to a different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from the Fund, as discussed in more detail in the SAI.
This discussion of “Dividends, Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.
Organizational Structure
RBC Funds Trust, formerly known as Tamarack Funds Trust, was organized as a Delaware statutory trust on December 16, 2003. Overall responsibility for the management of RBC Funds Trust is vested in the Board of Trustees.

Investment Practices
This section discusses the types of investments which can be held by the Funds. Most of these securities and investment techniques are discretionary, which means that the Sub-Adviser can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds rely on the professional investment judgment and skill of Sub-Adviser and the individual portfolio managers. Please see “Description of Securities and Investment Practices” in the SAI for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases and credit card receivables, collateralized loan obligations, collateralized bond obligations and collateralized debt obligations or other securities backed by other types of receivables or other assets.
Call and Put Options: A call option gives the buyer the right (but not obligation) to buy, and obligates the seller of the option to sell a security at a specified price at a future date. A put option gives the buyer the right (but not obligation) to sell, and obligates the seller of the option to buy a security at a specified price at a future date. A Fund will sell only covered call and secured put options.
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.
Convertible Securities: Bonds or preferred stock that can convert to common stock.
Corporate Debt Securities: May include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.
Currency Transactions: Strategies used to hedge against currency risks, for other risk management purposes or to increase income or gain to a Fund. These strategies may consist of use of any of the following: options on currencies, financial and currency futures, options on such futures, forward foreign currency transactions, forward rate agreements and currency swaps, caps and floors. The Funds may engage in such transactions in both U.S. and non-U.S. markets.
Credit Default Swaps (CDSs): A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.
Credit Linked Notes: An instrument in which an entity issues a structured note that is intended to replicate a corporate bond or portfolio of corporate bonds.
Emerging Market Securities: Securities issued by issuers or governments in countries with emerging economies or securities markets which may be undergoing significant evolution and rapid developments.
Equity Securities: Shares of ownership of a company.

Investment Practices
Foreign Investments: Equity and debt securities (e.g., bonds and commercial paper) of foreign entities and obligations of foreign branches of U.S. banks and foreign banks. Foreign securities may also include American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs) and American Depositary Securities.
Forwards: An agreement to buy or sell a specific amount of currency, rate of interest, or security at a price set at the time of the contract.
High Yield/High Risk Securities/Junk Bonds: Securities that are generally rated below investment grade by the primary rating agencies or are unrated but are deemed by a Fund to be of comparable quality.
Investment Company Securities: Shares of other investment companies, including money market funds for which the Advisor, Sub-Advisor and/or their affiliates serve as investment advisor or administrator. The Advisor will waive certain fees when investing in funds for which it serves as investment advisor, to the extent required by law.
Loan Assignments and Participations: Assignments of, or participations in, all or a portion of loans to corporations or to governments, including governments of less developed countries.
Options and Futures Transactions: A Fund may purchase and sell (a) exchange traded and over-the-counter put and call options on securities, indexes of securities and futures contracts on securities, indexes of securities, interest rate futures contracts and interest rate swaps and (b) futures contracts on securities and indexes of securities.
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.
Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.
Short Selling: A Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, a Fund must borrow the security to make delivery to the buyer. A Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions.
Structured Investments: A security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security.

Investment Practices
Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties and may include credit default swaps, currency swaps, interest rate swaps and total return swaps. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. A Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other frequency and which may be payable to a Fund on demand or at the expiration of a specified term.
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.

Financial Highlights
The following tables are intended to help you understand each Fund’s financial performance for the past five fiscal years or since inception, if less than five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose Report of Independent Registered Public Accounting Firm, along with each Fund’s financial statements, is included in the Fund’s Form N-CSR, which is available free of charge at www.dfinview.com/usrbcgam or by calling 1-800-422-2766. No financial highlights are presented for Class R6 shares of the RBC BlueBay High Yield Bond Fund, as that share class had not yet commenced operation as of September 30, 2025.

FINANCIAL HIGHLIGHTS
RBC BlueBay Emerging Market Debt Fund
(Selected data for a share outstanding throughout the periods indicated)
		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 9/30/25	$8.39	0.52	0.20	0.72	(0.45)	(0.03)	(0.48)	$8.63
Year Ended 9/30/24	7.53	0.54	0.87	1.41	(0.55)	—	(0.55)	8.39
Year Ended 9/30/23	7.03	0.54	0.45	0.99	(0.49)	—	(0.49)	7.53
Year Ended 9/30/22	9.77	0.48	(2.70)	(2.22)	(0.52)	—	(0.52)	7.03
Year Ended 9/30/21	9.78	0.45	0.04(b)	0.49	(0.50)	—	(0.50)	9.77
Class I
Year Ended 9/30/25	$8.58	0.55	0.21	0.76	(0.48)	(0.03)	(0.51)	$8.83
Year Ended 9/30/24	7.68	0.58	0.89	1.47	(0.57)	—	(0.57)	8.58
Year Ended 9/30/23	7.17	0.57	0.45	1.02	(0.51)	—	(0.51)	7.68
Year Ended 9/30/22	9.89	0.50	(2.73)	(2.23)	(0.49)	—	(0.49)	7.17
Year Ended 9/30/21	9.90	0.48	0.03(b)	0.51	(0.52)	—	(0.52)	9.89
Class R6
Year Ended 9/30/25	$8.64	0.56	0.20	0.76	(0.48)	(0.03)	(0.51)	$8.89
Year Ended 9/30/24	7.72	0.58	0.91	1.49	(0.57)	—	(0.57)	8.64
Year Ended 9/30/23	7.20	0.58	0.45	1.03	(0.51)	—	(0.51)	7.72
Year Ended 9/30/22	9.94	0.51	(2.76)	(2.25)	(0.49)	—	(0.49)	7.20
Year Ended 9/30/21	9.94	0.49	0.04(b)	0.53	(0.53)	—	(0.53)	9.94

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of the sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

		Ratios/Supplemental Data
	Total Return(a)(b)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 9/30/25	9.09%	$8	1.04%	6.32%	46.82%	90%
Year Ended 9/30/24	19.47%	8	1.04%	6.83%	24.70%	70%
Year Ended 9/30/23	14.12%	17	1.04%	7.09%	15.47%	85%
Year Ended 9/30/22	(23.47)%	25	1.04%	5.67%	17.51%	98%
Year Ended 9/30/21	5.06%	15	1.04%	4.52%	43.25%	181%

FINANCIAL HIGHLIGHTS
		Ratios/Supplemental Data
	Total Return(a)(b)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class I
Year Ended 9/30/25	9.30%	$62,081	0.78%	6.56%	0.96%	90%
Year Ended 9/30/24	19.92%	49,259	0.79%	7.09%	1.18%	70%
Year Ended 9/30/23	14.42%	38,909	0.79%	7.38%	1.55%	85%
Year Ended 9/30/22	(23.27)%	30,173	0.79%	5.82%	1.65%	98%
Year Ended 9/30/21	5.28%	28,667	0.79%	4.76%	1.72%	181%
Class R6
Year Ended 9/30/25	9.28%	$68,627	0.73%	6.61%	0.91%	90%
Year Ended 9/30/24	20.10%	66,495	0.74%	7.04%	1.09%	70%
Year Ended 9/30/23	14.54%	11	0.74%	7.43%	32.92%	85%
Year Ended 9/30/22	(23.27)%	10	0.74%	5.77%	31.35%	98%
Year Ended 9/30/21	5.35%	13	0.74%	4.82%	28.96%	181%

*
During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated. The impact of the voluntary waivers for each period was less than 0.01% except for the year ended September 30, 2025, for Class I and Class R6, where the impact was 0.01%.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	Excludes sales charge.
(b)
Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

FINANCIAL HIGHLIGHTS
RBC BlueBay High Yield Bond Fund
(Selected data for a share outstanding throughout the periods indicated)
		Investment Activities				Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 9/30/25	$9.92	0.64	0.06	—	0.70	(0.64)	—	(0.64)	$9.98
Year Ended 9/30/24	9.28	0.65	0.66	—	1.31	(0.67)	—	(0.67)	9.92
Year Ended 9/30/23	8.98	0.57	0.31	—	0.88	(0.58)	—	(0.58)	9.28
Year Ended 9/30/22	10.89	0.47	(1.94)	—	(1.47)	(0.44)	—	(0.44)	8.98
Year Ended 9/30/21	10.56	0.47	0.52	—(b)	0.99	(0.52)	(0.14)	(0.66)	10.89
Class I
Year Ended 9/30/25	$10.03	0.68	0.05	—	0.73	(0.66)	—	(0.66)	$10.10
Year Ended 9/30/24	9.38	0.68	0.66	—	1.34	(0.69)	—	(0.69)	10.03
Year Ended 9/30/23	9.07	0.61	0.30	—	0.91	(0.60)	—	(0.60)	9.38
Year Ended 9/30/22	10.98	0.48	(1.95)	—	(1.47)	(0.44)	—	(0.44)	9.07
Year Ended 9/30/21	10.64	0.50	0.53	—(b)	1.03	(0.55)	(0.14)	(0.69)	10.98

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Less than $0.01 or $(0.01) per share.

		Ratios/Supplemental Data
	Total Return(a)(b)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 9/30/25	7.35%	$5,985	0.81%	6.58%	1.08%	107%
Year Ended 9/30/24	14.60%	7,181	0.82%	6.79%	0.97%	111%
Year Ended 9/30/23	10.06%	3,580	0.81%	6.18%	1.14%	72%
Year Ended 9/30/22	(12.74)%	2,983	0.82%	4.45%	1.16%	75%
Year Ended 9/30/21	9.60%	3,727	0.82%	4.32%	1.18%	100%
Class I
Year Ended 9/30/25	7.64%	$894,585	0.56%	6.84%	0.75%	107%
Year Ended 9/30/24	14.82%	722,037	0.57%	7.05%	0.77%	111%
Year Ended 9/30/23	10.34%	452,775	0.56%	6.46%	0.81%	72%
Year Ended 9/30/22	(12.57)%	277,697	0.57%	4.76%	0.82%	75%
Year Ended 9/30/21	9.89%	244,644	0.57%	4.57%	0.87%	100%

FINANCIAL HIGHLIGHTS
*
During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated. The impact of the voluntary waivers for each period was less than 0.01% except for the periods ended September 30, 2023 and September 30, 2025, when the Fund’s net expense ratio would increase by an amount of 0.01%.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	Excludes sales charge.
(b)
Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

FINANCIAL HIGHLIGHTS
RBC BlueBay Core Plus Bond Fund
(Selected data for a share outstanding throughout the periods indicated)
		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 9/30/25	$9.24	0.44	(0.03)	0.41	(0.43)	(0.43)	$9.22
Year Ended 9/30/24	8.37	0.45	0.85	1.30	(0.43)	(0.43)	9.24
Year Ended 9/30/23	8.24	0.38	(0.05)	0.33	(0.20)	(0.20)	8.37
Period Ended 9/30/22(b)	10.00	0.18	(1.79)	(1.61)	(0.15)	(0.15)	8.24
Class I
Year Ended 9/30/25	$9.25	0.46	(0.03)	0.43	(0.45)	(0.45)	$9.23
Year Ended 9/30/24	8.38	0.47	0.85	1.32	(0.45)	(0.45)	9.25
Year Ended 9/30/23	8.24	0.40	(0.04)	0.36	(0.22)	(0.22)	8.38
Period Ended 9/30/22(b)	10.00	0.20	(1.79)	(1.59)	(0.17)	(0.17)	8.24
Class R6
Year Ended 9/30/25	$9.25	0.47	(0.04)	0.43	(0.46)	(0.46)	$9.22
Year Ended 9/30/24	8.38	0.47	0.85	1.32	(0.45)	(0.45)	9.25
Year Ended 9/30/23	8.24	0.40	(0.04)	0.36	(0.22)	(0.22)	8.38
Period Ended 9/30/22(b)	10.00	0.20	(1.79)	(1.59)	(0.17)	(0.17)	8.24

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	For the period from November 1, 2021 (commencement of operations) through September 30, 2022.

		Ratios/Supplemental Data
	Total Return(a)(b)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 9/30/25	4.65%	$5,701	0.69%	4.91%	1.14%	842%
Year Ended 9/30/24	16.03%	5,637	0.69%	5.11%	1.38%	910%
Year Ended 9/30/23	4.11%	4,358	0.70%	4.46%	1.34%	750%
Period Ended 9/30/22(c)	(16.32)%(d)	4,188	0.70%(e)	2.09%(e)	1.51%(e)	254%
Class I
Year Ended 9/30/25	4.90%	$57,101	0.44%	5.17%	0.85%	842%
Year Ended 9/30/24	16.31%	44,728	0.44%	5.36%	1.07%	910%
Year Ended 9/30/23	4.34%	30,653	0.45%	4.71%	1.02%	750%
Period Ended 9/30/22(c)	(16.06)%(d)	29,381	0.45%(e)	2.34%(e)	1.15%(e)	254%

FINANCIAL HIGHLIGHTS
		Ratios/Supplemental Data
	Total Return(a)(b)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class R6
Year Ended 9/30/25	4.85%	$10,800	0.39%	5.21%	0.86%	842%
Year Ended 9/30/24	16.37%	10,259	0.39%	5.41%	1.09%	910%
Year Ended 9/30/23	4.39%	8,766	0.40%	4.76%	1.05%	750%
Period Ended 9/30/22(c)	(16.03)%(d)	8,399	0.40%(e)	2.39%(e)	1.19%(e)	254%

*
During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated. The impact of the voluntary waivers for each period was less than 0.01% except for the periods ended September 30, 2024 and September 30, 2025, when the Fund’s net expense ratio would increase by an amount of 0.01%.

**
Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rate includes to-be-announced (“TBA”)
transactions.

(a)	Excludes sales charge.
(b)
Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(c)	For the period from November 1, 2021 (commencement of operations) through September 30, 2022.
(d)	Not annualized.
(e)	Annualized.

FINANCIAL HIGHLIGHTS
RBC BlueBay Strategic Income Fund
(Selected data for a share outstanding throughout the periods indicated)
		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 9/30/25	$10.21	0.47	0.13	0.60	(0.47)	(0.03)	(0.50)	$10.31
Year Ended 9/30/24	9.95	0.49	0.52	1.01	(0.47)	(0.28)	(0.75)	10.21
Year Ended 9/30/23	9.60	0.41	0.36	0.77	(0.23)	(0.19)	(0.42)	9.95
Period Ended 9/30/22(b)	10.00	0.17	(0.44)	(0.27)	(0.13)	—	(0.13)	9.60
Class I
Year Ended 9/30/25	$10.21	0.50	0.13	0.63	(0.49)	(0.03)	(0.52)	$10.32
Year Ended 9/30/24	9.95	0.52	0.51	1.03	(0.49)	(0.28)	(0.77)	10.21
Year Ended 9/30/23	9.61	0.43	0.36	0.79	(0.26)	(0.19)	(0.45)	9.95
Period Ended 9/30/22(b)	10.00	0.19	(0.43)	(0.24)	(0.15)	—	(0.15)	9.61
Class R6
Year Ended 9/30/25	$10.21	0.50	0.14	0.64	(0.50)	(0.03)	(0.53)	$10.32
Year Ended 9/30/24	9.95	0.52	0.52	1.04	(0.50)	(0.28)	(0.78)	10.21
Year Ended 9/30/23	9.61	0.44	0.35	0.79	(0.26)	(0.19)	(0.45)	9.95
Period Ended 9/30/22(b)	10.00	0.19	(0.42)	(0.23)	(0.16)	—	(0.16)	9.61

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	For the period from November 1, 2021 (commencement of operations) through September 30, 2022.

		Ratios/Supplemental Data
	Total Return(a)(b)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 9/30/25	6.09%	$7,081	0.87%	4.67%	1.27%	806%
Year Ended 9/30/24	10.77%	5,924	0.87%	4.96%	1.46%	890%
Year Ended 9/30/23	8.33%	5,269	0.88%	4.24%	1.42%	712%
Period Ended 9/30/22(c)	(2.70)%(d)	4,867	0.88%(e)	1.85%(e)	1.62%(e)	159%
Class I
Year Ended 9/30/25	6.45%	$61,405	0.62%	4.91%	0.95%	806%
Year Ended 9/30/24	11.02%	42,857	0.62%	5.21%	1.16%	890%
Year Ended 9/30/23	8.48%	37,057	0.63%	4.49%	1.11%	712%
Period Ended 9/30/22(c)	(2.50)%(d)	34,146	0.63%(e)	2.10%(e)	1.28%(e)	159%

FINANCIAL HIGHLIGHTS
		Ratios/Supplemental Data
	Total Return(a)(b)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class R6
Year Ended 9/30/25	6.51%	$12,762	0.57%	4.97%	0.95%	806%
Year Ended 9/30/24	11.08%	11,832	0.57%	5.26%	1.18%	890%
Year Ended 9/30/23	8.54%	10,598	0.58%	4.54%	1.13%	712%
Period Ended 9/30/22(c)	(2.46)%(d)	9,760	0.58%(e)	2.15%(e)	1.32%(e)	159%

*
During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated. The impact of the voluntary waivers for each period was less than 0.01% except for the periods ended September 30, 2024 and September 30, 2025, when the Fund’s net expense ratio would increase by an amount of 0.01%.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	Excludes sales charge.
(b)
Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(c)	For the period from November 1, 2021 (commencement of operations) through September 30, 2022.
(d)	Not annualized.
(e)	Annualized.

Appendix A
Financial Intermediary-Specific Sales Charge Waivers
The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.
J.P. Morgan Securities LLC
If you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or Statement of Additional Information (“SAI”).
Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC
• Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.
• Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.
• Shares purchased through rights of reinstatement.
• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
• Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.
CDSC waivers on Class A shares available at J.P. Morgan Securities LLC
• Shares sold upon the death or disability of the shareholder.
• Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
• Shares purchased in connection with a return of excess contributions from an IRA account.
• Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

Appendix A
• Shares acquired through a right of reinstatement.
Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent
• Breakpoints as described in the prospectus.
• Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.
• Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).
Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)
Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at Raymond James
Shares purchased in an investment advisory program.
• Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
• Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
CDSC Waivers on Class A shares available at Raymond James
• Death or disability of the shareholder.
• Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.
• Return of excess contributions from an IRA Account.
• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Fund’s Prospectus.
• Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

Appendix A
• Shares acquired through a right of reinstatement.
Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent
• Breakpoints as described in this Prospectus.
• Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
• Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Privacy Policy
RBC Funds
Notice of Privacy Policy & Practices
The RBC Funds recognize and respect the privacy concerns and expectations of our customers, including individuals who provide their nonpublic personal information to the RBC Funds but do not invest in the Funds’ shares. We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to our affiliates and to third parties who are not affiliated with the RBC Funds. For the purpose of this Policy, our affiliates are companies that are related by common ownership or control with RBC Global Asset Management (U.S.) Inc.
Collection of Customer Information
We collect nonpublic personal information about our customers from the following sources:
• Account Applications and Other Forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;
• Account History, including information about the transactions and balances in a customer’s accounts; and
• Correspondence, written, telephonic or electronic between a customer and the RBC Funds or service providers to the RBC Funds.

Disclosure of Customer Information
We may disclose all of the information described above to our affiliates and to certain third parties who are not affiliated with the Funds under one or more of these circumstances:
• As Authorized — if you request or authorize the disclosure of the information.
• As Permitted by Law — for example, sharing information with companies who maintain or service customer accounts for the RBC
Funds is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts.
• Under Joint Agreements — we may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

Security, Safeguarding and Destruction of Customer Information and Reports
We require service providers to the RBC Funds to maintain:
• Policies and procedures designed to assure only appropriate access to, and use of information about customers of, the RBC Funds;
• Physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of the
RBC Funds;
• Physical, electronic and procedural safeguards for the proper disposal of customer and consumer report information, as defined in Rule
30(b)(1)(ii) of Regulation S-P.

Delegation
The RBC Funds have delegated the responsibility to implement appropriate written procedures for such safeguarding and disposal of customer and consumer report information and records to the Funds’
transfer agent and/or any other service provider who may come into possession of such information.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the RBC Funds.

Where to Learn More About the Funds
For more information about the Funds, the following documents are available free upon request, once available:
Annual/Semi-Annual Reports (Reports) and Form N-CSR:
The Funds’ Reports to shareholders and Form N-CSR contain additional information on the Funds’ investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year. In the Form N-CSR, you will find the Funds’ annual and semi-annual financial statements.
Statement of Additional Information (SAI):
The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.

 You can get free copies of the Reports, the SAI and Form N-CSR, or request other information and discuss your questions about the Funds by contacting a broker or bank that sells the Funds, or contacting the Funds at:
RBC Funds
c/o U.S. Bank Global Fund Services
PO Box 219252
Kansas City, MO 64121-9252
Telephone: 1-800-422-2766
You may also visit the Funds’ website at www.dfinview.com/usrbcgam for a free copy of the Funds’ Prospectus, SAI, Reports or Form N-CSR.
Information from the Securities and Exchange Commission:
You can review and obtain copies of Fund documents from the SEC as follows:
On the EDGAR database via the Internet:
www.sec.gov
By electronic request:
publicinfo@sec.gov
(The SEC charges a fee to copy any documents.)
Investment Company Act File No. 811-21475.
RBC BB PROSP 1/26

RBC Global Asset Management
RBC BlueBay Money
Market Fund
Prospectus
January 28, 2026
RBC BlueBay U.S. Government Money Market Fund
Class A:	RGMXX
Institutional Class 1:	TUGXX
Institutional Class 2:	TIMXX
Investor Class:	TUIXX
As with all mutual funds, the U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved of the Fund shares described in this Prospectus or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Fund Summary
This Prospectus describes the
RBC BlueBay
U.S. Government Money
Market Fund (the “Fund”)
offered by RBC Funds Trust.
Carefully review this
important section, which
summarizes the Fund’s
investment objectives,
principal investment strategies
and risks, past performance,
and fees.
1 RBC BlueBay U.S. Government Money Market Fund 6 Important Additional Information
More on the Fund’s Investment Objectives, Principal Investment Strategies and Principal Risks
7 Investment Objectives 7 Principal Investment Strategies 9 Principal Risks 12 Additional Risks
Management
The Fund is managed by RBC Global Asset Management (U.S.) Inc. (the “Adviser”).	14 Investment Adviser
Shareholder Information
Review this section for details on how shares are valued, how to purchase, sell and exchange shares, related charges and payments of dividends and distributions.
16 Pricing of Fund Shares
16 Purchasing and Selling Your Shares
18 Additional Purchase and Sale Information – Class A,
Institutional Class 1 and Institutional Class 2
19 Additional Purchase and Sale Information – Investor
Class
19 Additional Purchase and Sale Information – Investor
Class and Institutional Class 2
20 Telephone Purchase, Exchange and Redemption
Privileges
20 Information for Clients of Introducing Brokers that
Clear Transactions through RBC Clearing &
Custody
20 Information for Clients of RBC Clearing & Custody
20 Additional Policies About Transactions
22 Instructions for Opening an Account – Class A,
Institutional Class 1 and Institutional Class 2

23 Instructions for Adding to Your Shares – Class A,
Institutional Class 1 and Institutional Class 2
24 Automatic Investment Plan
24 Dividends and Distributions and Directed Dividend
Option
25 Selling Shares – Class A, Institutional Class 1 and
Institutional Class 2
26 Instructions for Selling Shares (Redemptions) –
Class A, Institutional Class 1 and Institutional
Class 2
30 Exchanging Your Class A or Institutional Class 1
Shares
31 No Exchange Privilege – Institutional Class 2 and
Investor Class
31 Additional Policies on Exchanges
31 Additional Shareholder Services
32 Market Timing and Excessive Trading
32 Disclosure of Portfolio Holdings
32 Shareholder Servicing Fees – Institutional Class 1
33 Shareholder Account and Distribution Services
(12b-1) Fees – Class A, Institutional Class 2 and
Investor Class
33 Dividends, Distributions and Taxes
34 Organizational Structure

Financial Highlights 36
Privacy Policy 39
Back Cover
Where to Learn More About the Fund

This page has been left blank intentionally.

Fund Summary
RBC BlueBay U.S. Government Money Market Fund
Investment Objective
The Fund is a money market fund that seeks to achieve as high a level of current income obtainable from investments in short-term securities as is consistent with prudent investment management, the preservation of capital and the maintenance of liquidity.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
	Class A	Institutional Class 1	Institutional Class 2	Investor Class
Shareholder Fees (fees paid directly from your investment)	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.10%	0.10%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	0.10%	None	0.15%	1.00%
Other Expenses	0.03%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	0.23%	0.12%	0.27%	1.12%
Fee Waiver and/or Expense Reimbursement[1]	None	None	None	(0.12) %
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	0.23%	0.12%	0.27%	1.00%
1
RBC Global Asset Management (U.S.) Inc. (“RBC GAM US”) has contractually agreed to waive fees and/or pay operating expenses in order to limit the Fund’s total expenses (excluding brokerage and other investment-related costs, interest, taxes, dues, fees and other charges of governments and their agencies, extraordinary expenses such as litigation and indemnification, other expenses not incurred in the ordinary course of the Fund’s business and acquired fund fees and expenses) to 0.25%  of the Fund’s average daily net assets for Class A shares. RBC Capital Markets, LLC (“RBC Capital Markets”) has contractually agreed to waive distribution and service fees and/or reimburse the Fund in order to limit the Fund’s total expenses of each class (excluding brokerage and other investment-related costs, interest, taxes, extraordinary expenses such as litigation and indemnification, other expenses not incurred in the ordinary course of the Fund’s business and acquired fund fees and expenses) to 1.00%  for Investor Class shares. These expense limitation agreements are in place until January 31, 2027  and may not be terminated by RBC GAM US or RBC Capital Markets, as applicable, prior to that date. The expense limitation agreement may be revised or terminated by the Fund’s board of trustees if the board consents to a revision or termination as being in the best interests of the Fund. RBC GAM US and RBC Capital Markets are entitled to recoup from the Fund or class the distribution or servicing fees previously waived or reduced and other payments previously remitted by RBC GAM US or RBC Capital Markets to the Fund or class for a period of 12 months from the date of such waiver, reimbursement or payment, provided that such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (i) the Fund’s expense limitation at the time of the waiver or reimbursement and (ii) the Fund’s expense limitation at the time of recoupment.
1

Fund Summary
RBC BlueBay U.S. Government Money Market Fund
Example:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs for the Fund reflect the net expenses of the Fund that result from the contractual expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$24	$75	$130	$294
Institutional Class 1	$12	$39	$68	$154
Institutional Class 2	$28	$87	$152	$343
Investor Class	$102	$344	$605	$1,352
Principal Investment Strategies
The Fund invests at least 99.5% of its total assets in Government securities, cash and repurchase agreements collateralized fully by Government securities or cash. For purposes of this policy, “Government securities” means any securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States; or any certificate of deposit for any of the foregoing. The Fund considers repurchase agreements with the Federal Reserve Bank of New York to be U.S. Government securities for purposes of its investment policy. The Fund intends to be a “Government money market fund,” as such term is defined in or interpreted under Rule 2a-7 under the 1940 Act. Shareholders will be given at least 60 days’ advance notice of any change to the 99.5% policy. In addition, in normal market conditions, the Fund will invest at least 80% of its assets in in U.S. Government securities (as defined above) and in repurchase agreements secured by them. For purposes of this policy, the term “assets” means net assets plus the amount of borrowings for investment purposes. Shareholders will be given at least 60 days’ advance notice of any change to the 80% policy.
The Fund Board does not currently intend to impose liquidity fees on Fund redemptions. Please note, however, that the Board reserves the ability to subject the Fund to a liquidity fee in the future, after providing prior notice to shareholders.
The Fund invests only in eligible securities as defined by Rule 2a-7 of the 1940 Act that present minimal credit risks. Each investment by the Fund must mature (or be deemed by Rule 2a-7 to mature) within 397 days of the date of investment. The Fund maintains a dollar-weighted average portfolio maturity of 60 days or less and a dollar-weighted average life (portfolio maturity measured without reference to provisions that otherwise permit the maturity of certain adjustable rate securities to be deemed to be “shortened” to their next interest rate reset date) of 120 days or less.
2

Fund Summary
RBC BlueBay U.S. Government Money Market Fund
Immediately after any investment by the Fund in a security (other than a U.S. Government security), the Fund may not have more than 5% of its assets invested in securities of the issuer, except for certain temporary investments.
Principal Risks
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.
By itself, the Fund is not a balanced investment program. There is no guarantee that the Fund will meet its goal. The principal risks of investing in the Fund include:
U.S. Government Obligations Risk. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises (such as Fannie Mae and Freddie Mac) have historically involved little risk of loss of principal if held to maturity. However, the maximum potential liability of the issuers of some of these securities may greatly exceed their current resources and no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.
Variable Rate Demand Note Risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and the Fund could suffer a loss if the issuer defaults during periods in which the Fund is not entitled to exercise its demand rights.
Interest Rate Risk. The Fund’s yield will fluctuate as the general level of interest rates change. During periods when interest rates are low, the Fund’s yield may also be low. When interest rates increase, securities held by the Fund will generally decline in value. Interest rate changes are influenced by a number of factors including government policy, inflation expectations, and supply and demand. The Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.
Net Asset Value Risk. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value (“NAV”) of $1.00 per share on a continuous basis. Furthermore, there can be no assurance that the Fund’s affiliates will purchase distressed assets from the Fund, make capital infusions, enter into capital support agreements or take other actions to ensure that the Fund maintains a NAV of $1.00 per share. In the event any money market fund fails to maintain a stable NAV, other money market funds, including the Fund, could face a universal risk of increased redemption pressures, potentially jeopardizing the stability of their NAVs. In general, certain other money market funds have in the past failed to maintain stable NAVs and there can be no assurance that such failures and resulting redemption pressures will not occur in the future.
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Fund Summary
RBC BlueBay U.S. Government Money Market Fund
Liquidity Risk. Significant redemptions by large investors in the Fund could have a material adverse effect on the Fund’s other shareholders or on the ability of the Fund to continue to operate. The NAV could be affected by forced selling during periods of high redemption pressures and/or illiquid markets.
Market Risk.  The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, tariffs and other trade barriers, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by the Fund. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses.
Issuer/Credit Risk. There is a possibility that issuers of securities in which the Fund may invest may default on the payment of interest or principal on the securities when due, which could cause the Fund to lose money.
Reinvestment Risk. Reinvestment risk is the risk that a fixed income security’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original security. Call risk is a type of reinvestment risk. It is the possibility that during periods of falling interest rates, issuers may call securities with higher coupon or interest rates before maturity. If a security is called, the Fund may have to reinvest the proceeds at lower interest rates resulting in a decline in the Fund’s income.
Active Management Risk. The Fund is actively managed and its performance therefore will reflect in part the Adviser’s ability to make investment decisions that are suited to achieve the Fund’s investment objective. The Fund’s emphasis on credit quality and stability could also cause it to underperform other money market funds, particularly those that take greater maturity and credit risks.
Performance Information
The bar chart and performance table provide an indication of the risks of an investment in the Fund by showing changes in performance from year to year and by showing the Fund’s average annual returns for the past 1, 5 and 10 years. The bar chart shows the Fund’s performance for the past ten calendar years. Past performance does not indicate how the Fund will perform in the future. Performance shown for Class A prior to its inception date of June 8, 2023 is based on the performance of Institutional Class 1 shares, adjusted to reflect the respective fees and expenses of Class A. Updated information on the Fund’s performance can be obtained by visiting www.rbcgam.com or by calling 1-800-422-2766. For the Fund’s current seven-day yield, call 1-800-422-2766.
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Fund Summary
RBC BlueBay U.S. Government Money Market Fund
RBC BlueBay U.S. Government Money Market Fund – Institutional Class 1
Annual Total Returns

During the period shown in the chart for the Institutional Class 1 Shares of the Fund:
	Quarter	Returns
Best quarter:	Q4 2023	1.34%
Worst quarter:	Q4 2020	0.00%
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Average Annual Total Returns (for the periods ended December 31, 2025)
	Past Year	Past 5 Years	Past 10 Years	Since Inception
Class A Before Taxes	4.12%	3.09%	2.04%	2.49%
Class A After Taxes on Distributions	2.42%	1.81%	1.19%	1.58%
Class A After Taxes on Distributions and Sale of Shares	2.42%	1.82%	1.20%	1.55%
Institutional Class 1 Before Taxes	4.23%	3.17%	2.10%	2.35%
Institutional Class 2 Before Taxes	4.08%	3.06%	2.00%	2.31%
Investor Class Before Taxes	3.33%	2.52%	1.49%	2.15%

Management
Investment Adviser
RBC Global Asset Management (U.S.) Inc.
For important information about “Purchase and Sale of Fund Shares,” please turn to “Important Additional Information” on page 6 of this Prospectus.
Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case you may be taxed later upon withdrawal of your investment from such arrangement.
For important information about “Payments to Broker-Dealers and Other Financial Intermediaries,” please turn to “Important Additional Information” on page 6 of this Prospectus.
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Important Additional Information
Purchase and Sale of Fund Shares
You may purchase or redeem (sell) shares of the Fund on any business day by phone (1-800-422-2766), by mail (RBC Funds, c/o U.S. Bank Global Fund Services, PO Box 219252, Kansas City, MO 64121-9252) or by wire. The table below provides the Fund’s minimum initial and subsequent investment requirements.
Shares of Investor Class are only offered to investors who are clients of an RBC Clearing & Custody correspondent firm or a Registered Investment Advisor client of RBC Clearing & Custody or RBC Capital Markets and participate in the cash sweep program. For information concerning the purchase and sale of this share class, contact your financial institution or financial consultant. Shares of Class A, Institutional Class 1 and Institutional Class 2 may be purchased and sold directly from the Fund through its transfer agent.
The following table provides minimum initial and subsequent investment information for the different classes of shares of the Fund. The minimums may be reduced or waived in some cases.
Minimum Initial Investment:
Class A	$250
Institutional Class 1	$10,000,000
Institutional Class 2	$1,000,000
Investor Class	None (used in RBC cash sweep programs)
Minimum Subsequent Investment:
There are generally no minimums for
additional investments in the Fund; however,
there is a $50 minimum for subsequent
investments in the Automatic Investment Plan
for Institutional Class 1 and Institutional Class
2 shares.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More on the Fund’s Investment Objectives, Principal Investment Strategies and Principal Risks
Investment Objectives
The Fund’s investment objective described in the “Fund Summary” section of this Prospectus is fundamental.
Principal Investment Strategies
The information below describes in greater detail the Fund’s principal investment strategies. A full discussion of all permissible investments can be found in the Fund’s Statement of Additional Information (“SAI”).
The Fund invests at least 99.5% of its total assets in Government securities, cash and repurchase agreements collateralized fully by Government securities or cash. For purposes of this policy, “Government securities” means any securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States; or any certificate of deposit for any of the foregoing. The Fund considers repurchase agreements with the Federal Reserve Bank of New York to be U.S. Government securities for purposes of its investment policy. The Fund intends to be a “Government money market fund,” as such term is defined in or interpreted under Rule 2a-7 under the 1940 Act. The Fund Board does not currently intend to impose liquidity fees on Fund redemptions. Please note, however, that the Board reserves the ability to subject the Fund to a liquidity fee in the future, after providing prior notice to shareholders. A government money market fund may also include investments in other government money market funds as an eligible investment for purposes of the 99.5% requirement above. Shareholders will be given at least 60 days’ advance notice of any change to the 99.5% policy. In addition, in normal market conditions, the Fund invests at least 80% of its assets in U.S. Government securities and in repurchase agreements secured by them and will provide notice to shareholders at least 60 days prior to making a change to its 80% investment policy. For purposes of this policy, the term “assets” means net assets plus the amount of borrowings for investment purposes. The Fund, as a non-principal investment strategy, may invest in other government money market funds that invest in the same types of securities as the Fund.
Money Market Fund. The Fund is a “money market fund” and, as such, seeks income by investing in short-term debt securities and must meet strict standards established by the RBC Funds’ Board of Trustees (“Board of Trustees”). These standards are in accordance with Rule 2a-7 under the 1940 Act, which imposes strict portfolio credit quality, maturity, liquidity and diversification standards on money market funds.
Credit Quality. The Fund invests only in eligible securities as defined by Rule 2a-7 that present minimal credit risks.
Maturity.  The Fund invests only in securities having remaining maturities (or be deemed by Rule 2a-7 to have a remaining maturity) of 397 days or less. The Fund
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More on the Fund’s Investment Objectives, Principal Investment Strategies and Principal Risks
also maintains a dollar-weighted average portfolio maturity of 60 days or less and a dollar-weighted average life (portfolio maturity measured without reference to provisions that otherwise permit the maturity of certain adjustable rate securities to be deemed to be “shortened” to their next interest rate reset date) of 120 days or less.
Diversification.  Immediately after any investment by the Fund in a security (other than a U.S. Government security), the Fund may not have more than 5% of its total assets invested in securities of the issuer, except for certain temporary investments. Separate diversification standards apply to securities subject to guarantees.
Liquidity. The Fund may not invest more than 5% of its total assets (measured at the time of acquisition) in illiquid securities, as defined under Rule 2a-7. The Fund is currently required to invest at least 25% of its total assets (measured at the time of acquisition) in “daily liquid assets” and at least 50% of its total assets (measured at the time of acquisition) in “weekly liquid assets.” “Daily liquid assets” are cash (including demand deposits), direct obligations of the U.S. Government, securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within one business day and amounts receivable and unconditionally due within one business day on pending sales of portfolio securities. “Weekly liquid assets” are cash (including demand deposits), direct obligations of the U.S. Government, U.S. Government agency/instrumentality discount notes without payment of interest with remaining maturities of 60 days or less, securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within five business days and amounts receivable and unconditionally due within five business days on pending sales of portfolio securities.
Government Obligations. Government obligations in which the Fund may invest are backed in a variety of ways by the U.S. Government or its agencies or instrumentalities. Some Government obligations, such as U.S. Treasury bills, notes and bonds and mortgage-backed certificates issued by the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury. Other Government obligations, such as those of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the U.S. Treasury, subject to certain limits. Still other Government obligations, such as obligations of the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), and the Tennessee Valley Authority are backed only by the credit of the agency or instrumentality issuing the obligations and, in certain instances, by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. Some Government obligations, such as obligations of the Federal Farm Credit Banks, are backed only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations which are not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate payment. In none of these cases, however, does the U.S. Government guarantee the value or yield of the Government obligations themselves or the NAV of the Fund’s shares. The
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More on the Fund’s Investment Objectives, Principal Investment Strategies and Principal Risks
Fund considers repurchase agreements with the Federal Reserve Bank of New York to be U.S. Government securities.
Temporary Defensive Positions. The Fund may, from time to time, take temporary defensive positions by holding cash, shortening the Fund’s dollar-weighted average maturity or investing in other securities that are eligible securities for purchase by money market funds as described in the “Fund Summary” section of this Prospectus and in accordance with federal laws concerning money market funds, in anticipation of, or in response to, adverse market, economic, political or other conditions. It is possible that such investments could affect the Fund’s performance and the Fund may not achieve its investment objective.
Principal Risks
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.
The principal risks of investing in the Fund are identified in the “Fund Summary” section of this Prospectus and are further described below.
U.S. Government Obligations Risk. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises (such as Fannie Mae and Freddie Mac) have historically involved little risk of loss of principal if held to maturity. However, the maximum potential liability of the issuers of some of these securities may greatly exceed their current resources and no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law. In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (“FHFA”) announced that Fannie Mae and Freddie Mac would be placed into a conservatorship under FHFA. The effect that this conservatorship will have on the entities’ debt and securities guaranteed by the entities remains unclear. Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. In the event that Fannie Mae and Freddie Mac are taken out of conservatorship, it is unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed and what effects, if any, there will be on their creditworthiness and guarantees of certain mortgage-backed securities. Should FHFA take Fannie Mae and Freddie Mac out of conservatorship, there could be an adverse impact on the value of their securities, which could cause losses to a Fund. Under the direction of the FHFA, Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform
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More on the Fund’s Investment Objectives, Principal Investment Strategies and Principal Risks
mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of Fannie Mae and Freddie Mac certificates. The Single Security Initiative was implemented in June 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.
Variable Rate Demand Note Risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and the Fund could suffer a loss if the issuer defaults during periods in which the Fund is not entitled to exercise its demand rights.
Interest Rate Risk. As with any investment whose yield reflects current interest rates, the Fund’s yields will change over time. During periods when interest rates are low, the Fund’s yield may also be low. When interest rates increase, securities held by the Fund will generally decline in value. Interest rate changes are influenced by a number of factors including government policy, inflation expectations, and supply and demand. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from the Fund’s performance. Fluctuations in interest rates may also affect the liquidity of the Fund’s investments. The Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.
Net Asset Value Risk. There is no assurance that the Fund will meet its investment objective of maintaining a NAV of $1.00 per share on a continuous basis. Furthermore, there can be no assurance that the Fund’s affiliates will purchase distressed assets from the Fund, make capital infusions, enter into capital support agreements or take other actions to ensure that the Fund maintains a NAV of $1.00 per share. In the event any money market fund fails to maintain a stable NAV, other money market funds, including the Fund, could face a universal risk of increased redemption pressures, potentially jeopardizing the stability of their NAVs. In general, certain other money market funds have in the past failed to maintain stable NAVs and there can be no assurance that such failures and resulting redemption pressures will not occur in the future.
Liquidity Risk. Significant redemptions by large investors in the Fund could have a material adverse effect on the Fund’s other shareholders or on the ability of the Fund to continue to operate. The Fund’s NAV could be affected by forced selling during periods of high redemption pressures and/or illiquid markets. In addition, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large redemptions also could increase the Fund’s transaction costs and impact the Fund’s performance. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Although large shareholder transactions may be more frequent under certain circumstances, the Fund is generally subject to the risk that a large shareholder can purchase or redeem a significant percentage of Fund shares at
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More on the Fund’s Investment Objectives, Principal Investment Strategies and Principal Risks
any time. Moreover, the Fund is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder, which could exacerbate any potential negative effects experienced by the Fund.
Market Risk. The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by the Fund. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses.
Market conditions risk includes the risk that geopolitical and other events will disrupt the economy on a national or global level. For example, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets, which could cause a Fund to lose value. These events could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy.
Governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments. To the extent that the Fund focuses its investments in a region enduring geopolitical market disruption, it will face higher risk of loss, although the increasing interconnectivity between global economies and financial markets can lead to events or conditions in one country, region or financial market adversely impacting a different country, region or financial market.
Recently, in response to rising global inflation, governmental authorities raised interest rates. Government efforts to support the economy and financial markets may increase the risk that asset prices have a higher degree of correlation than historically seen across markets and asset classes. Many markets reached historical highs during recent periods and could be approaching the end of an economic expansion cycle. Furthermore, there is no guarantee that actions taken by governmental bodies to reduce inflation will be effective.
Issuer/Credit Risk. Issuer/credit risk is the risk that the issuers of debt securities held by the Fund will not make payments on the securities or the counterparty to a contract will default on its obligation. Information about a security’s credit quality may be imperfect and a security may have its credit rating unexpectedly downgraded at any time, which could adversely affect the volatility of the value and liquidity of the investment. With respect to United States government securities, there can be no
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More on the Fund’s Investment Objectives, Principal Investment Strategies and Principal Risks
assurance that the United States government will provide financial support to United States government sponsored agencies or instrumentalities where it is not obligated to do so by law.
Reinvestment Risk. Reinvestment risk is the risk that a fixed income security’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original security. If interest rates decline, the underlying security may rise in value, but the cash flows received from that security may have to be reinvested at a lower interest rate.
Call risk is a type of reinvestment risk. Call risk is the possibility that an issuer may redeem a fixed-income security before maturity (a call) at a price below or above its current market price. An increase in the likelihood of a call may reduce a security’s price. If a fixed-income security is called, the Fund may have to reinvest proceeds in other fixed-income securities with lower interest rates, higher credit risks, or other less favorable characteristics.
Active Management Risk. The Fund is actively managed and its performance is subject to the risk that the Adviser’s security selection and expectations regarding interest rate trends will cause the Fund’s yields to lag other funds with similar investment objectives or the performance of shortterm debt instruments. The Fund’s emphasis on credit quality and stability could also cause underperformance relative to other money market funds, particularly those that take greater maturity and credit risks.
Additional Risks
In addition to the principal investment risks described above, the Fund will generally be subject to the following additional, non-principal risks:
Liquidation Risk. To the extent authorized by law, the Fund reserves the right to discontinue offering shares at any time, merge, reorganize itself or any class of shares or cease operations and liquidate.
Operational Risk. The Fund’s investments may be adversely affected due to the operational process of the Fund’s service providers, including the Adviser, transfer agent, custodian, or administrator. The Fund may be subject to losses arising from inadequate or failed internal controls, processes, and systems, or from human or external events.
Regulatory and Legal Risk. Governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that can affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation that applies to the Fund. These regulations and laws can adversely impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
In addition, entities that are part of banking organizations, such as the Adviser and its affiliates, are subject to extensive government regulation. Government regulation may
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More on the Fund’s Investment Objectives, Principal Investment Strategies and Principal Risks
change frequently and may have significant effects, including limiting the ability of the Adviser and its affiliates from engaging in certain trading activities, which may adversely impact the Fund.
Money Market Fund Regulation Risk. The SEC and other regulatory agencies continue to review the regulation of money market funds. In July 2023, the SEC adopted amendments to the rules that govern money market funds. The implementation of these amendments may affect the Fund’s investment strategies, performance, yield, expenses, operations, and continued viability.
Other Investment Companies Risk. To the extent that the Fund invests in another government money market fund, as a shareholder of another investment company, the Fund would bear its pro rata portion of that government money market fund’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Shareholders of the Fund will bear both their proportionate share of the expenses of the Fund and, indirectly, the expenses of such other government money market fund.
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Management
Investment Adviser
The Fund is advised by RBC Global Asset Management (U.S.) Inc., a wholly-owned subsidiary of Royal Bank of Canada (“RBC”). RBC is one of North America’s leading diversified financial services companies and provides personal and commercial banking, wealth management services, insurance, corporate and investment banking, and transaction processing services on a global basis. RBC employs approximately 97,000 people who serve more than 17 million personal, business, public sector, and institutional clients through offices in Canada, the U.S. and 27 other countries around the world. The Adviser has been registered with the SEC as an investment adviser since 1983 and has been a portfolio manager of publicly offered mutual funds since 1986. The Adviser maintains its offices at 250 Nicollet Mall, Suite 1550, Minneapolis, Minnesota 55401. As of December 31, 2025, the Adviser’s investment team managed approximately $71.6 billion in assets for corporations, public and private pension plans, Taft-Hartley plans, charitable institutions, foundations, endowments, municipalities, registered mutual funds, private investment funds, trust programs, foreign funds such as UCITS funds, individuals (including high net worth individuals), wrap sponsors and other U.S. and international institutions.
For the fiscal year ended September 30, 2025, the Fund paid the Adviser a fee of 0.10% of average daily net assets for the advisory services it provided. Information regarding the factors considered by the Board of Trustees in connection with the most recent approval of the Investment Advisory Agreement with the Adviser is provided in the Fund’s report filed on Form N-CSR for the fiscal year ended September 30, 2025.
The Adviser has contractually agreed to waive fees and/or pay operating expenses through January 31, 2027, for Class A and Institutional Class 1 of the Fund in order to maintain net annual fund operating expenses of 0.25% and 0.20%, respectively. RBC Capital Markets, in its role as shareholder servicing agent to the Fund, has contractually agreed to waive distribution and service fees and/or reimburse the Fund through January 31, 2027, to maintain net annual fund operating expenses as set forth below.
Share Class	Operating Expense Limit
Institutional Class 2	0.30%
Investor Class	1.00%
The Fund will carry forward, for a period not to exceed 12 months from the date on which a waiver or reimbursement is made by the Adviser or RBC Capital Markets, any expenses in excess of the operating expense limit and repay the Adviser or RBC Capital Markets such amounts, provided the relevant class of the Fund is able to do so and remain in compliance with the operating expense limit. The Adviser or RBC Capital Markets may voluntarily waive and/or reimburse additional fund operating expenses from time to time. Any such voluntary program may be modified or discontinued at any time without notice.
The expense limitation agreements exclude brokerage and other investment-related costs, interest, taxes, extraordinary expenses such as litigation (including legal and audit fees and other costs in contemplation of or incidental thereto), indemnification,
14

Management
other expenses not incurred in the ordinary course of the Fund’s business and expenses incurred indirectly by the Fund as a result of investment in shares of another investment company.
The waiver and reimbursement obligation of RBC Capital Markets and the Adviser with respect to any fiscal year may not exceed the distribution and servicing fees it earns with respect to the Fund or class during such fiscal year.
The Adviser serves as Co-Administrator to the Fund and provides certain administrative services necessary for the operation of the Fund, including among other things, (i) providing office space, equipment and facilities for maintaining the Fund’s organization, (ii) preparing the Trust’s registration statement, proxy statements and all annual and semi-annual reports to Fund shareholders, and (iii) general supervision of the operation of the Fund, including coordination of the services performed by the Fund’s Adviser, Distributor, custodian, independent accountants, legal counsel and others.
RBC Global Asset Management has aligned the operations of the Adviser and certain of its asset management affiliates. In connection with this alignment, the Adviser may rely on persons employed by, and facilities and resources of, RBC Global Asset Management (UK) Limited, an SEC-registered investment adviser based in London, U.K., to assist the Adviser in providing services under the investment advisory agreement.
Payments to Financial Intermediaries. The Adviser may make payments, out of its own resources and at no cost to the Fund or shareholders, to certain broker-dealers, mutual fund supermarkets, or other financial institutions (“Intermediaries”) in connection with the provision of administrative services; the distribution of the Fund’s shares; and reimbursement of ticket or operational charges (fees that an institution charges its representatives for effecting transactions in the Fund’s shares). The Adviser may also make inter-company payments out of its own resources, and at no cost to the Fund or shareholders, to RBC Capital Markets in recognition of administrative and distribution-related services provided by RBC Capital Markets to shareholders.
Conflicts of Interest Risk. An investment in the Fund may be subject to actual or potential conflicts of interest. For example, the Adviser and/or its affiliates may face conflicts of interest when receiving compensation for services provided by affiliates or in the side-by-side management of the Fund and other client accounts. The Adviser and/or its affiliates may make investment decisions that differ from and/or negatively impact those made on behalf of the Fund. For more information about conflicts of interest, see the Potential Conflicts of Interest section in the SAI.
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Shareholder Information
Pricing of Fund Shares
NAV Calculation Times. The per share NAV of the Fund is determined each day the New York Stock Exchange (“NYSE”) is open for trading and the primary trading markets for the Fund’s portfolio instruments are open (“Value Date”). The Fund’s share price is its NAV per share, which is the value of the Fund’s net assets divided by the number of its outstanding shares. The Fund seeks to maintain a stable NAV of $1.00 per share. The Fund’s NAV is calculated once daily at 5:00 p.m. Eastern Time. The deadline for submitting purchase and redemption orders to the Fund’s transfer agent in order to receive the current day’s NAV is 5:00 p.m. Eastern Time.
When Orders are Priced. A purchase order for shares is priced at the NAV next calculated after your order is received in good order by the Fund or its transfer agent, including any special documentation that may be required in certain circumstances, and the form of payment has been converted to federal funds. If a purchase order in proper form is received by an authorized financial intermediary, the order will be treated as if it had been received by the Fund’s transfer agent at the time it is received by the intermediary. Contact your financial intermediary to determine the time by which it must receive your order to be assured same day processing. For further information, see “Introduction to Purchases” in the “Purchasing and Selling Your Shares” section.
Your order for redemption (sale) of shares is priced at the NAV next calculated after your order is received in good order by the Fund or its transfer agent, including any special documentation that may be required in certain circumstances. If a redemption order in proper form is received by an authorized financial intermediary, the order will be treated as if it had been received by the Fund’s transfer agent at the time it is received by the intermediary. Contact your financial intermediary to determine the time by which it must receive your order to be assured same day processing. For further information, see “Introduction to Redemptions (Sales)” in the “Purchasing and Selling Your Shares” section.
You may purchase, redeem, or exchange shares of the Fund on any day when the NYSE is open and the primary trading markets for the Fund’s portfolio instruments are open. Purchases, redemptions, and exchanges may be restricted in the event of an early or unscheduled close of the NYSE if the primary trading markets of the Fund are disrupted as well. Even if the NYSE is closed, the Fund may accept purchase, redemption, and exchange orders on a Value Date if the Fund’s management believes there is an adequate market to meet purchase, redemption, and exchange requests. On such days, the Fund would also price shares in accordance with the above procedures.
Valuation of Portfolio Securities.  Securities held by the Fund are valued at amortized cost, which approximates market value, in order to maintain a constant NAV of $1.00 per share. If amortized cost no longer approximates market value due to credit or other impairments of an issuer, the Fund will use pricing and valuation procedures approved by the Fund’s Board of Trustees.
Purchasing and Selling Your Shares
Where to Buy Fund Shares. You may purchase shares through RBC Wealth Management and introducing brokers that clear transactions through RBC Clearing
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Shareholder Information
& Custody, a division of RBC Capital Markets, and through other financial intermediaries. You may also purchase Class A, Institutional Class 1 and Institutional Class 2 shares directly from the Fund’s transfer agent, U.S. Bank Global Fund Services. You may contact U.S. Bank Global Fund Services at 1-800-422-2766.
Information for Shareholders Not Participating in a Cash Sweep Program. Eligibility for Institutional Class 1 for the Fund is limited to existing shareholders in the Fund as of November 21, 2008 (and only with respect to shareholder accounts held directly with the transfer agent that remain open thereafter), or investors with a minimum of $10 million to invest in the Fund. Eligibility for Institutional Class 2 for the Fund is limited to investors who have a minimum of $1 million to invest in the Fund.
Introduction to Purchases. If purchasing through your brokerage account, financial advisor or other financial intermediary, simply tell your investment representative that you wish to purchase shares of the Fund and he or she will take care of the necessary documentation. Shares of the Fund may be purchased at their next determined NAV. Shares of the Fund are sold without a sales charge.
The Fund, the distributor, the Adviser and the transfer agent reserve the right to reject any application for any reason in its sole discretion, including rejection of orders not accompanied by proper payment and orders that are not in the best interests of the Fund and its shareholders.
Certain broker-dealers and other financial intermediaries are authorized to accept purchase orders on behalf of the Fund at the Fund’s NAV next determined after your order is received by an organization in proper order before the NAV calculation time for the share class, or such earlier time as may be required by an organization, and the form of payment has been converted to federal funds. These organizations may be authorized to designate other intermediaries to act in this capacity. These organizations may vary in terms of how they process your orders, and they may charge you transaction fees on purchases of Fund shares and may also impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund or its transfer agent, U.S. Bank Global Fund Services. These organizations may be the shareholders of record of your shares. These intermediaries are responsible for transmitting requests and delivering funds on a timely basis. The Fund is not responsible for ensuring that the organizations carry out their obligations to their customers. (The Fund is, however, obligated to price orders at the NAV next calculated after the order is received in good order by such an organization and the form of payment has been converted to federal funds, even if the organization does not transmit the order to the Fund in a timely manner.)
Lost Accounts/Unclaimed Assets. Please note that based upon statutory requirements for returned mail, the Fund and the transfer agent will attempt to locate the investor or rightful owner of the account. If the Fund is unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned. States increasingly are looking at inactive accounts as possible abandoned or unclaimed property. Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity
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Shareholder Information
period” specified in your State’s abandoned property laws. The Fund (or the broker or custodian of record having beneficial owner information) is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The Fund will not be liable to investors or their representatives for good faith compliance with state unclaimed or abandoned property (escheatment) laws.
Escheatment laws vary by State, and States have different criteria for defining inactivity and abandoned property. The investor’s last known address of record determines which state has jurisdiction. The process described above, and the application of state escheatment laws, may vary depending on how shareholders hold their shares in the Fund. If your shares are held directly with the Fund, please proactively contact the Fund’s transfer agent at 1-800-422-2766 at least annually to ensure your account remains in active status. Alternatively, if your shares are held through a financial institution, please work with your financial institution directly to check your account status. Investors with a state of residence in Texas have the ability to designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Texas Comptroller of Public Accounts for further information.
Introduction to Redemptions (Sales). You may redeem shares of the Fund by contacting your investment representative. Shares will be redeemed at their next determined NAV as described under “Pricing of Fund Shares.” Redemptions may be suspended or postponed at times when the NYSE is closed, when trading is restricted, or under certain emergency circumstances as determined by the SEC. Even if the NYSE is closed, the Fund may accept purchase, redemption, and exchange orders on a Value Date if the Fund’s management believes there is an adequate market to meet purchase, redemption, and exchange requests. On such days, the Fund would also price shares, typically at 5:00 p.m. Eastern time. Redemptions are treated as sales for federal income tax purposes. In addition to contacting your investment representative, depending on your type of account, you may be able to redeem shares of the Fund by following the instructions described on the next few pages.
Financial institutions (such as banks and broker-dealers) through which Fund shares may be purchased may charge additional fees and may require higher minimum investments or impose certain order processing requirements, or other limitations and restrictions on buying and selling shares. Consult your financial institution or investment representative for specific information concerning your account or the Fund.
Additional Purchase and Sale Information – Class A, Institutional Class 1 and Institutional Class 2
This section provides additional information concerning the purchase of shares of Class A, Institutional Class 1 and, Institutional Class 2 for shareholders who purchase shares directly from the Fund or its transfer agent, U.S. Bank Global Fund Services. For additional details concerning the purchase of shares of the other classes of the Fund, contact your financial institution or investment representative.
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Shareholder Information
Minimum Initial Investment
Amount
Class A	$250
Institutional Class 1	$10,000,000
Institutional Class 2	$1,000,000
The Fund cannot process transaction requests unless they are properly completed as described in this section. The Fund may cancel or change its transaction policies without notice. To avoid delays, please call us if you have any questions about these policies.
All purchases of the Fund’s shares must be in U.S. Dollars. All checks must be in U.S. Dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks, starter checks, postdated checks, or any conditional order or payment.
The transfer agent will charge a $25.00 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned. The Fund may waive its minimum purchase requirement. Each of the Fund, the Distributor, the Adviser and the transfer agent reserves the right to reject any application for any reason in its sole discretion, including rejection of orders not accompanied by proper payment and orders that are not in the best interests of the Fund and its shareholders. The Fund does not accept applications under certain circumstances or in amounts considered disadvantageous to shareholders.
Additional Purchase and Sale Information – Investor Class
You must be a client of an RBC Clearing & Custody correspondent firm or a Registered Investment Advisor client of RBC Clearing & Custody or RBC Capital Markets to purchase or sell Investor Class shares of the Fund. Use of the Investor Class shares of the Fund as an automated sweep option is limited and eligibility is based on the discretion of RBC Wealth Management, RBC Clearing & Custody or RBC Capital Markets as described in the applicable account agreement.
Not all correspondent firms have arrangements with RBC Clearing & Custody to make shares of the Fund available to their customers. For additional details concerning the purchase or sale of the Fund, contact your financial institution or financial consultant. If you are opening an account through your financial consultant, brokerage account or other financial institution, simply tell your financial consultant that you wish to open an account and they will take care of the necessary documentation. Shareholders who open accounts through introducing brokers that clear transactions through RBC Clearing & Custody, should direct all requests to buy, sell or exchange shares directly to your financial consultant.
Additional Purchase and Sale Information – Investor Class and Institutional Class 2
In those instances where clients of RBC Wealth Management and introducing brokers that clear transactions through RBC Clearing & Custody request transactions
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Shareholder Information
that require settlement on a “same-day” basis the Fund shares necessary to effect such transactions will be deemed to have been transferred to RBC Wealth Management prior to the Fund’s declaration of dividends on that day. In such instances, shareholders will receive all dividends declared and reinvested through the date immediately preceding the date of redemption and RBC Wealth Management shall retain the last day’s dividend to offset the cost of advancing payment on such client’s behalf.
Telephone Purchase, Exchange and Redemption Privileges
Shareholders who open accounts with the Fund (other than through RBC Wealth Management and introducing brokers that clear transactions through RBC Clearing & Custody) can accept telephone purchase, exchange and redemption privileges on the account application. If you call the Fund, the Fund’s representative may request personal identification and may record the call. Shareholders who open accounts through RBC Wealth Management or introducing brokers that clear transactions through RBC Clearing & Custody should check with their investment representative for details on purchases, exchanges, redemptions and related policies. IRA account-holders may redeem or exchange shares by telephone. If you have an IRA, you must indicate on your written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election to have tax withheld will be subject to 10% withholding. Shareholders redeeming from IRA accounts by telephone will be asked whether or not to withhold taxes from any distribution.
Information for Clients of Introducing Brokers that Clear Transactions through RBC Clearing & Custody
For introducing brokers that begin a relationship with RBC Clearing & Custody, their respective clients are placed in Investor Class shares.
Information for Clients of RBC Clearing & Custody
Registered Investment Advisor clients of RBC Clearing & Custody are eligible for Investor Class shares.
Additional Policies About Transactions
Corporations, Trusts and Other Entities. Additional documentation is normally required for corporations, fiduciaries and others who hold shares in a representative or nominee capacity. We cannot process your request until we have all documents in the form required. Please call us first to avoid delays.
Sales Limited to U.S. Citizens and Resident Aliens. Shares of the Fund are generally offered to only United States citizens and United States resident aliens having a social security number or individual tax identification number. This Prospectus should not be considered a solicitation or offering of Fund shares to non-U.S. citizens or non-resident aliens.
Anti-Money Laundering Procedures. Shareholder information is subject to independent identity verification and may be shared, as permitted by law and as permitted by the Fund’s Privacy Policy, for identifying and reporting suspected
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Shareholder Information
money laundering and terrorist activity. In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required, among other matters, to obtain, verify and record the following information for all registered owners and, in certain circumstances, for others who may be authorized to act on an account: full name, date of birth (for individuals), taxpayer identification number (usually your social security number), and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. In order to verify your identity, we may cross-reference your identification information with a consumer report or other electronic database, or by requesting a copy of your driver’s license, passport or other identifying document. Corporate, trust and other entity accounts require additional documentation. If we are unable to verify your identity in accordance with the Fund’s policies and procedures, we will reject and return your application, close your account, or take such other action as we deem reasonable and as permitted by law. Please review your account application for additional information. In the rare event that the Transfer Agent is unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s net asset value.
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Shareholder Information
Instructions for Opening an Account – Class A, Institutional Class 1 and Institutional Class 2
If opening an account with Class A, Institutional Class 1 or Institutional Class 2 shares through your financial advisor, brokerage account or other financial institution, simply tell your investment representative that you wish to open an account and he or she will take care of the necessary documentation.
You may purchase Class A, Institutional Class 1 or Institutional Class 2 shares directly from the Fund by completing a new account application. Contact U.S. Bank Global Fund Services, the Fund’s transfer agent at 1-800-422-2766 or go to www.rbcgam.com to obtain an application. Once completed, you may submit your application by following one of the steps below.
By Mail	Initial Purchases and All Correspondence RBC Funds c/o U.S. Bank Global Fund Services PO Box 219252 Kansas City, MO 64121-9252	Registered/Overnight Mail RBC Funds c/o U.S. Bank Global Fund Services 801 Pennsylvania Ave Suite 219252 Kansas City, MO 64105-1307
1. Carefully read, complete and sign the application. Establishing your account privileges now saves you the inconvenience of having to add them later.
2. Make check payable to “RBC Funds” and include the name of the Fund in which you are investing on the check.
3. Mail or courier application and payment to the applicable address above.
4. The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services’ post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds.
Receipt of purchase orders or redemption requests is based on when the order is received at the transfer agent’s offices.

By Wire	U.S. Bank N.A. ABA # 075000022 Credit: U.S. Bank Global Fund Services Account: 182380369377 Further credit: RBC Funds Shareholder Name and Account Number
To open an account by wire, a completed account
application is required before your wire can be accepted.
You may mail or deliver overnight your account
application to the transfer agent. Upon receipt of your
completed application, an account will be established for
you. The account number assigned will be required as
part of the instruction that should be provided to your
bank to send the wire. Your bank must include the name
of the Fund you are purchasing, the account number, and
your name so that monies can be correctly applied. Your
bank should transmit funds by wire as indicated here.
Wired funds must be received by 4:00 p.m. Eastern Time
to be eligible for same day pricing. The Funds and
U.S. Bank, N.A. are not responsible for the consequences
of delays resulting from the banking or Federal Reserve
wiring system, or from incomplete wiring instructions.

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Shareholder Information
Instructions for Adding to Your Shares – Class A, Institutional Class 1 and Institutional Class 2
If purchasing additional Class A, Institutional Class 1 or Institutional Class 2 shares of the Fund through your financial advisor, brokerage account or other financial institution, simply tell your investment representative that you wish to purchase additional shares of the Fund and he or she will take care of the necessary documentation. Otherwise, to purchase additional shares in the Fund account, follow the instructions below. Please note that there are no minimums for additional investments in Class A, Institutional Class 1 and Institutional Class 2 shares.
By Telephone	1-800-422-2766
If you elected telephone options on your account
application, and if your account has been open for at
least 7 business days, telephone orders will be accepted
via electronic funds transfer from your bank account
through the Automated Clearing House (“ACH”)
network. You must have banking information established
on your account prior to making a purchase. If your
order is received prior to the Fund’s deadline, your shares
will be purchased at the net asset value calculated on the
day your order is placed.

By Mail	Regular Mail RBC Funds c/o U.S. Bank Global Fund Services PO Box 219252 Kansas City, MO 64121-9252	Registered/Overnight Mail RBC Funds c/o U.S. Bank Global Fund Services 801 Pennsylvania Ave Suite 219252 Kansas City, MO 64105-1307
1. Mail the detachable stub from your confirmation statement. Or, if unavailable, provide the following information with your payment: • Account name and account number • Fund name • Share class
2. Make your check payable to “RBC Funds” and include your account number and the name of the Fund on the check.
3. Mail or deliver stub and payment to the applicable address above.
4. The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services’ post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund.
Receipt of purchase orders or redemption requests is based on when the order is received at the transfer agent’s offices.

By Wire	U.S. Bank, N.A. ABA #075000022 Credit: U.S. Bank Global Fund Services Account: 182380369377 Further Credit: RBC Funds (Shareholder Name/ Account Registration) (Shareholder Account Number)
Wire share purchases should include the names of each
account owner, your account number and the name of
the Fund. You should notify the Fund by telephone that you
have sent a wire purchase order to U.S. Bank.

Wired funds must be received prior to 4:00 p.m. Eastern
time to be eligible for same day pricing. The Fund and
U.S. Bank, N.A. are not responsible for the consequences
of delays resulting from the banking or Federal Reserve
wire system, or from incomplete wiring instructions.

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Shareholder Information
Automatic Investment Plan (Class A Shares only)
You may establish an Automatic Investment Plan to make additional purchases at regular intervals from your pre-established bank account. Your financial institution must be a member of the Automated Clearing House (ACH) to participate.

You can also add shares to your Fund account by using the convenient options described below. The Fund reserves the right to change or eliminate these privileges at any time without notice, to the extent permitted by applicable law.
Automatic Investment Plan
Once your account has been established, you may make additional purchases of Class A shares at regular intervals through the Automatic Investment Plan (AIP). This Plan provides a convenient method to have monies deducted from your bank account, for investment into a Fund, on a monthly, quarterly, semi-annual or annual basis in amounts of $50 or more. In order to participate in the Plan your financial institution must be a member of the Automated Clearing House (ACH) network. If your bank rejects your payment, the Fund transfer agent will charge a $25 fee to your account. To begin participating in the Plan, please complete the Automatic Investment Plan section on the account application or call the Fund transfer agent at 1-800-422-2766 for instructions. Any request to change or terminate your Automatic Investment Plan should be submitted to the transfer agent 5 days prior to the effective date.
Dividends and Distributions and Directed Dividend Option
Unless you have selected otherwise, dividends and distributions (net of applicable withholding) are reinvested in additional Fund shares at NAV. You should maintain the minimum balance in the Fund into which you plan to reinvest distributions. You can change or terminate your participation in the reinvestment option at any time in writing or by telephone at least five days prior to the record date of the distribution. By selecting the appropriate box in the account application, you can elect to receive your Fund distributions (capital gains and/or dividends) in cash (check), have distributions deposited in a pre-authorized bank account via ACH, or have distributions reinvested in the Fund or in another eligible RBC Fund without a sales charge.
If you elect to receive distributions and/or capital gains paid in cash, and if the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current NAV, and to reinvest all subsequent distributions.
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Shareholder Information
Selling Shares – Class A, Institutional Class 1 and Institutional Class 2
Withdrawing Money From Your Fund Investment
As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.
If selling Class A, Institutional Class 1 or Institutional Class 2 shares of the Fund through your brokerage account, financial advisor or other financial institution, ask your investment representative for redemption procedures. Your investment representative may have transaction minimums and/or transaction times or other restrictions or limitations that will affect your redemption. For other sales transactions of Fund shares, follow the instructions below.
You may withdraw from your account at any time. Certain requests will however require a signature guarantee. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.
A signature guarantee from either a Medallion program member or a non-medallion program member is required in the following situations:
• If you are requesting a change in ownership on your account;
• When redemption proceeds are payable or sent to any person, address or bank account not on record;
• When a redemption request is received by the transfer agent and the account address has changed within the last 30 calendar days;
• For all redemptions in excess of $50,000 from any shareholder account.
The Fund may waive any of the above requirements in certain instances. In addition to the situations described above, the Fund and/or the transfer agent reserve the right to require a signature guarantee or other acceptable signature authentication in other instances based on the circumstances relative to the particular situation. Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.
Please refer to “Additional Policies on Selling Shares (Redemptions)” below. The Fund reserves the right to amend its redemption policies. Shareholders will be notified of changes.
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Shareholder Information
Instructions for Selling Shares (Redemptions) – Class A, Institutional Class 1 and Institutional Class 2(1)
By Telephone	1-800-422-2766
You may withdraw any amount up to $50,000 by
telephone, provided that your account is authorized for
telephone redemptions. The Funds will send proceeds
only to the address or bank of record. You must provide
the Fund’s name, your account number, the name(s) of
each account owner (exactly as registered), and the
number of shares or dollar amount to be redeemed prior
to 4:00 p.m. Eastern time for the trade to be processed
with that day’s closing price.

By Mail	Regular Mail RBC Funds c/o U.S. Bank Global Fund Services PO Box 219252 Kansas City, MO 64121-9252	Registered/Overnight Mail RBC Funds c/o U.S. Bank Global Fund Services 801 Pennsylvania Ave Suite 219252 Kansas City, MO 64105-1307
1. In a letter, include the genuine signature of each registered owner (exactly as registered), the name of each account owner, the account number and the number of shares or dollar amount to be redeemed.

2. Mail or courier the letter to the applicable address above.
3. The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services’ post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds.
Receipt of purchase orders or redemption requests is based on when the order is received at the transfer agent’s offices.

By Wire
Redemption proceeds may be wired to your pre-identified bank account. A $15 fee is deducted from your redemption proceeds for complete and share redemptions. In the case of a partial redemption, the fee of $15 will be deducted from the remaining account balance. If your written request is received in good order before the Fund’s NAV calculation time, the Fund will normally wire the money on the same business day, and if the Fund receives your request after the Fund’s NAV calculation time, the Fund will normally wire the money on the next business day, except as described on the next page under “Additional Policies on Selling Shares (Redemptions)”. Contact your financial institution about the time of receipt and availability.

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Shareholder Information
Systematic Withdrawal Plan (Class A shares only)
As another convenience, you may redeem your Fund shares through the Systematic
Withdrawal Plan (SWP). Under the Plan, you may choose to receive a specified dollar amount, generated from the redemption of shares in your account, on a monthly, quarterly or annual basis. In order to participate in the Plan, your account balance must be at least
$10,000. If you elect this method of redemption, the Fund will send a check to your address of record or will send the payment via electronic funds transfer through the
Automated Clearing House (ACH) network directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account. This Program may be terminated at any time by the Fund. You may also elect to terminate your participation in this Plan at any time by contacting the transfer agent at least five days prior to the next scheduled withdrawal.

A withdrawal under the Plan involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount requested to be withdrawn exceeds the amount available in your account, which includes any dividends credited to your account, the account will ultimately be depleted.

You may specify a dollar amount to be withdrawn monthly, quarterly or annually. You must own shares in an open account valued at $10,000 or more when you first authorize the systematic withdrawal plan (SWP). If you wish to establish a SWP, please complete this section of the Account Application or contact the Transfer Agent for further instruction.

(1)
Minimums, limits or fees stated below may be waived at the discretion of Fund management.
Withdrawal by Draft. Withdrawal by draft (check) is limited to open and collected account shares of the Fund (other than in accounts opened through RBC Wealth Management and brokerage firms that clear on a correspondent basis through RBC Capital Markets). Draft amounts may range from $500 to $100,000.
Additional Policies on Selling Shares (Redemptions). For accounts held directly with the Fund, the length of time that the Fund typically expects to pay redemption proceeds depends on whether payment is made by ACH, wire or check. Redemption proceeds to be paid by wire will normally be paid on the same business day that the redemption order is received by the Fund. The Fund typically expects to make payments of redemption proceeds by wire or ACH within two business days following receipt of the redemption order by the Fund. For payment by check, the Fund typically expects to mail the check within two business days following receipt of the redemption order by the Fund.
For accounts held through a financial intermediary, the length of time that the Fund typically expects to pay redemption proceeds depends on the method of payment and the agreement between the financial intermediary and the Fund. For redemption proceeds that are paid directly to you by the Fund, the Fund typically expects to make payments by wire on the same business day or ACH or payments by mailing a check within two business days following receipt of a redemption order from the financial intermediary by the Fund. For payments that are made to your financial intermediary for transmittal to you, the Fund expects to pay redemption proceeds to the financial intermediary within one business day if by wire, and otherwise within two business days following receipt of the redemption order from the financial intermediary by the Fund. The settlement of redemption proceeds is determined by the Depository Trust and Clearing Corporation (“DTCC”) based on the order transmitted through Fund/SERV.
The Fund may suspend the right of redemption or postpone the date of payment for shares during any period when: (a) the SEC has by order permitted such suspension;
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Shareholder Information
or (b) an emergency exists as a result of which: (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets.
In addition, the Fund may delay redemptions beyond the period set forth above upon the following events: (a) non-routine closure of the Fedwire or applicable Federal Reserve Banks; (b) closure of the NYSE other than for customary weekend and holiday closings or restriction of trading on the NYSE; (c) declaration by the SEC of an emergency or that trading be restricted; or (d) as part of a liquidation of the Fund, for any period during which the Fund has properly postponed and/or suspended redemption of shares and payment in accordance with federal securities laws.
In addition, a temporary hold may be placed on the payment of redemption proceeds if there is a reasonable belief that financial exploitation of a Specified Adult (as defined below) has occurred, is occurring, has been attempted, or will be attempted. For purposes of this paragraph, the term “Specified Adult” refers to an individual who is (A) a natural person age 65 and older; or (B) a natural person age 18 and older who is reasonably believed to have a mental or physical impairment that renders the individual unable to protect his or her own interests. Notice of such a delay will be provided in accordance with regulatory requirements. This temporary hold will be for an initial period of no more than 15 business days while an internal review of the facts and circumstances of the suspected financial exploitation is conducted, but the temporary hold may be extended for up to 10 additional business days if the internal review supports the belief that financial exploitation has occurred, is occurring, has been attempted, or will be attempted. Both the initial and additional hold on the disbursement may be terminated or extended by a state regulator or an agency or court of competent jurisdiction.
The Fund cannot accept requests that contain special conditions or effective dates. The Fund may request additional documentation to ensure that a request is genuine. Examples may include a certified copy of a death certificate or a divorce decree.
If you purchased your shares by check, you may not receive your redemption proceeds until your purchase amount has cleared, which may take up to 15 calendar days. This delay will not apply if you purchased your shares via wire payment. You can avoid this delay by purchasing shares with a federal funds wire. For your protection, if your account address has been changed within the last 30 calendar days, your redemption request must be in writing and signed by each account owner, with signature guarantees. The right to redeem shares may be temporarily suspended in emergency situations only as permitted under federal law.
Redemption in Kind. The Fund typically expects to satisfy redemption requests by selling portfolio assets or by using holdings of cash or cash equivalents. In addition to paying redemption proceeds in cash, the Fund reserves the right to make payment in securities rather than cash, known as “redemption in kind,” for amounts redeemed by a shareholder, in any 90-day period, in excess of $250,000 or 1% of Fund net assets, whichever is less. If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges. You will also bear the market risk of the securities you hold until the securities are sold. While
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Shareholder Information
the Fund does not routinely use redemptions in-kind, the Fund reserves the right to use redemptions in-kind to manage the impact of large redemptions on the Fund. Redemption in-kind proceeds will typically be made by delivering a pro-rata amount of the Fund’s holdings that are readily marketable securities to the redeeming shareholder within seven days after receipt of the redemption order by the Fund. In addition, a redemption in liquid portfolio securities would be treated as a taxable event for you and may result in the recognition of gain or loss for federal income tax purposes.
Minimum Account Size
Class A, Institutional Class 1 and Institutional Class 2. For Class A, Institutional Class 1 and Institutional Class 2 shares, you must maintain a minimum account value equal to the current minimum initial investment, which is $250 for Class A shares, $10 million for Institutional Class 1 shares and $1 million for Institutional Class 2 shares.
Investor Class. Investor Class shares have no minimum account size.
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Shareholder Information
Exchanging Your Class A or Institutional Class 1 Shares
If exchanging your Class A or Institutional Class 1 shares of the Fund through your financial advisor, brokerage account or other financial institution, simply tell your investment representative that you wish to exchange Class A or Institutional Class 1 shares of the Fund and he or she will take care of the necessary documentation. To open a new Fund account through an exchange from an existing RBC Fund account, please refer to “Instructions for Opening an Account” above.
An exchange of shares is technically a sale of shares in one fund followed by a purchase of shares in another fund, and therefore may have tax consequences. By following the instructions below, and subject to such limitations as may be imposed by the RBC Funds, you may exchange existing Class A or Institutional Class 1 shares of the Fund into another eligible share class of an RBC Fund or from another eligible share class of an RBC Fund.
By Telephone	1-800-422-2766	You may make exchanges from one identically registered RBC Fund account into another eligible RBC Fund account, provided that your account is authorized for telephone exchanges.
By Mail	Regular Mail RBC Funds c/o U.S. Bank Global Fund Services PO Box 219252 Kansas City, MO 64121-9252	Registered/Overnight Mail RBC Funds c/o U.S. Bank Global Fund Services 801 Pennsylvania Ave, Suite 219252 Kansas City, MO 64105-1307
1. In a letter, include the genuine signature of each registered owner, the account number, the number of shares or dollar amount to be exchanged, the name of the RBC Fund from which the amount is being sold, and the name of the RBC Fund into which the amount is being purchased.

2. Mail or courier the letter to the applicable address above.
3. The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services’ post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds. Receipt of purchase orders or redemption requests is based on when the order is received at the transfer agent’s offices.

Monthly Exchanges
You may authorize monthly exchanges from one eligible your Fund account into another eligible share class of an RBC Fund into or from another eligible RBC Fund share class of an RBC Fund into your Fund account. Exchanges will be continued until all shares have been exchanged or until you terminate the service.

30

Shareholder Information
No Exchange Privilege – Institutional Class 2 and Investor Class
Institutional Class 2 and Investor Class shares of the Fund are not eligible to be exchanged for shares of other RBC Funds offered in separate prospectuses. The Fund reserves the right to reject any exchange for any reason.
Additional Policies on Exchanges
You must meet the minimum investment and eligibility requirements of the Class/Fund you are exchanging into. The names and registrations on the two accounts must be identical. You should review the prospectus of the Fund being purchased.
Class A shares of the Fund may only be exchanged for Class A shares of any other RBC Fund.
Because Class A shares do not have a front-end sales charge, you will be subject to the payment of a sales charge at the time of exchange into Class A shares of any other RBC Fund based on the amount that you would have owed if you directly purchased Class A shares of that RBC Fund. In addition, purchases of Class A shares of the Fund are not included in the calculations of rights of accumulation and other reductions of sales charges applicable to purchases of other RBC Funds. For complete information on the RBC Fund you are exchanging into, including fees and expenses, read that fund’s prospectus carefully. Call us for a free copy or contact your investment representative.
Call 1-800-422-2766 for a free copy or visit the Funds’ website at www.dfinview.com/usrbcgam. The exchange privilege (including automatic exchanges) may be changed or eliminated at any time upon 60 days’ notice to shareholders.
Additional Shareholder Services
Telephone Services. Telephone trades must be received by the applicable deadline for submitting orders (see “Pricing of Fund Shares”). During periods of increased market activity, you may have difficulty reaching the Fund by telephone or may encounter higher than usual call waits. If this happens, contact the Fund by mail or allow sufficient time to place your telephone transaction. The Fund may refuse a telephone request, including a request to redeem shares of the Fund. The Fund will use reasonable procedures to confirm that telephone instructions are genuine. If such procedures are followed, neither the Fund nor any persons or entity that provides services to the Fund will be liable for any losses due to unauthorized or fraudulent instructions. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. The Fund reserves the right to limit the frequency or the amount of telephone redemption requests. Once a telephone transaction has been placed, it cannot be cancelled or modified after the close of regular trading on the NYSE (generally, 5:00 p.m., Eastern time).
Shareholder Mailings – Class A, Institutional Class 1 and Institutional Class 2. To help lower operating costs, the Fund attempts to eliminate mailing duplicate documents to the same address. When two or more RBC Fund shareholders have the
31

Shareholder Information
same last name and address, the Fund may send only one prospectus and other similar documents, general information statement or proxy statement to that address rather than mailing separate documents to each shareholder. This practice is known as “householding.” Shareholders may opt out of this single mailing at any time by calling either their financial advisor or the RBC Funds at 1-800-422-2766 and requesting the additional copies of Fund documents.
Market Timing and Excessive Trading
Market timing may interfere with the management of the Fund’s portfolio and result in increased costs. The RBC Funds do not accommodate market timers. Because the Board of Trustees recognizes that money market funds are often utilized for cash management purposes, the Board of Trustees has not adopted policies and procedures that impose specific limitations on short-term trades for the Fund.
Restriction and Rejection of Purchase or Exchange Orders. The Fund, the distributor, or its agents reserve the right to restrict or reject, for any reason, without any prior notice, any purchase order, including exchange purchases. These include transactions representing excessive trading or suspected excessive trading, transactions that may be disruptive to the management of the Fund’s portfolio, and purchase orders not accompanied by proper payment. The Fund reserves the right to delay the payment of a redemption order in an exchange order for up to one business day in the event that, in the Fund’s judgment, such delay would be in the Fund’s best interest, in which case both the redemption and purchase will receive the net asset values of the shares redeemed and purchased at times when the NYSE is closed, when trading is restricted, or under certain emergency circumstances as determined by the SEC.
Disclosure of Portfolio Holdings
A description of the Fund’s policies and procedures regarding the disclosure of portfolio holdings is available in the Fund’s SAI. The Fund makes certain portfolio holdings information available on its website, which is accessed by using the Fund’s link at www.rbcgam.com. Within no more than five business days of each Friday (except when month-end falls within one or two days of a Friday), the Fund posts complete portfolio holdings information. As required by Rule 2a-7, the Fund posts portfolio holdings information as of the last business day of the preceding month (or any subsequent calendar day of such month) on its website no later than five business days after the end of the month and this information remains posted on the website for at least six months. In addition, RBC BlueBay U.S. Government Money Market Fund portfolio holdings, as of the last business day of the previous month or any subsequent calendar day of the previous month, no later than the fifth business day of each month, are filed with the SEC on Form N-MFP. These filings are publicly available on the SEC’s website.
Shareholder Servicing Fees – Institutional Class 1
Institutional Class 1 shares of the Fund may pay an annual shareholder services fee of up to the annual rate of 0.05% of the average daily value of applicable net assets attributable to Institutional Class 1 shares of the Fund that is used to reimburse or
32

Shareholder Information
compensate a servicing agent (or pay to the Adviser, which the Adviser will use to reimburse or compensate a servicing agent) for its efforts and expenses incurred in connection with servicing shareholder accounts. This shareholder services administration fee is not paid pursuant to Rule 12b-1.
Shareholder Account and Distribution Services (12b-1) Fees – Class A, Institutional Class 2 and Investor Class
The Fund has adopted an Amended and Restated Shareholder Account and Distribution Services Plan (the “12b-1 Plan”) to pay distribution and service fees for the sale of its shares and services provided to shareholders. Under the 12b-1 Plan, the Fund compensates the distributor or others for services and expenses relating to the sale and distribution of the Fund’s shares and/or for providing shareholder services. Because these fees are paid from Fund assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.
Class A shares of the Fund pay an annual 12b-1 fee of 0.10% of the average daily net assets attributable to Class A shares of the Fund, all of which may be designated as a “service fee.”
Institutional Class 2 shares of the Fund pay an annual 12b-1 fee of 0.15% of the average daily net assets attributable to Institutional Class 2 shares of the Fund, all of which may be designated as a “service fee.”
Investor Class shares of the Fund pay an annual 12b-1 fee of 1.00% of the average daily net assets attributable to Investor Class shares of the Fund. Up to 0.25% of the annual 12b-1 fee may be designated as a “service fee.”
Dividends, Distributions and Taxes
Dividends and Distributions. The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund expects to declare dividends daily and distribute its net investment income, if any, to shareholders as dividends monthly. Dividends will be paid at any time during the month upon total redemption of shares in an account. The Fund will distribute net realized capital gains, if any, at least annually, generally in December. Generally, a shareholder will begin accruing dividends on the day their shares are purchased and for which the Fund has received payment but will not earn dividends on the day shares are redeemed. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution.
Annual Statements. Each year, the Fund will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in October, November, or December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Fund makes every effort to
33

Shareholder Information
reduce the number of corrected forms mailed to you. However, if the Fund finds it necessary to reclassify its distributions after you receive your tax statement, the Fund will send you a corrected Form 1099.
Tax Considerations. The Fund expects, based on its investment objective and strategies, that its distributions, if any, will consist primarily of ordinary income. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.
For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Because the Fund is a money market fund, it does not anticipate realizing any long-term capital gains.
None of the Fund’s income dividends will be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates.
Sale or Redemption of Fund Shares. A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of another RBC Fund is the same as a sale. Because the Fund expects to maintain a stable NAV per share, investors generally should not realize a taxable gain or loss on the sale or redemption of Fund shares.
Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
Backup Withholding. By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding at the applicable rate on any distributions of income, capital gains, or proceeds from the sale of your shares. The Fund also must withhold if the Internal Revenue Service instructs it to do so.
State and Local Taxes. Fund distributions also may be subject to state, local and foreign taxes.
Non-U.S. Shareholders. Shareholders other than U.S. persons may be subject to a different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from the Fund. If the Fund elects to report certain distributions of certain U.S. source interest income and capital gains as eligible for an exemption, such distributions may be paid to foreign shareholders free of withholding tax, as discussed in more detail in the SAI.
This discussion of “Dividends, Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.
Organizational Structure
RBC Funds Trust, formerly known as Tamarack Funds Trust, was organized as a Delaware statutory trust on December 16, 2003. Overall responsibility for the
34

Shareholder Information
management of the Fund is vested in the Board of Trustees. Institutional Class 1 shares of the Fund were previously a separate series of Great Hall® Investment Funds, Inc. and were reorganized as a separate series of RBC Funds Trust effective April 16, 2004. Unless otherwise noted information contained in this Prospectus regarding Fund fees and expenses prior to April 16, 2004 relates to the predecessor funds. Institutional Class 2 and Investor Class were added to the Fund on November 21, 2008. Class A shares were added to the Fund on June 8, 2023.
35

Financial Highlights
The following tables are intended to help you understand the financial performance of Class A, Institutional Class 1, Institutional Class 2 and Investor Class shares of the Fund for the past five years or since inception for Class A. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned on a Fund share assuming reinvestment of all distributions. This information has been audited by PricewaterhouseCoopers LLP, whose Report of Independent Public Accounting Firm, along with the Fund’s financial statements, is included in the Fund’s Form N-CSR, which is available at www.dfinview.com/usrbcgam or by calling 1-800-422-2766.
36

Financial Highlights
RBC BlueBay U.S. Government Money Market Fund
(Selected data for a share outstanding throughout the periods indicated)
		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 9/30/25	$1.00	0.04	—(b)	0.04	(0.04)	(0.04)	$1.00
Year Ended 9/30/24	1.00	0.05	—(b)	0.05	(0.05)	(0.05)	1.00
Period Ended 9/30/23(c)	1.00	0.02	—(b)	0.02	(0.02)	(0.02)	1.00
Institutional Class 1
Year Ended 9/30/25	$1.00	0.04	—(b)	0.04	(0.04)	(0.04)	$1.00
Year Ended 9/30/24	1.00	0.05	—(b)	0.05	(0.05)	(0.05)	1.00
Year Ended 9/30/23	1.00	0.05	(0.01)(b)	0.04	(0.04)	(0.04)	1.00
Year Ended 9/30/22	1.00	—(b)	0.01	0.01	(0.01)	(0.01)	1.00
Year Ended 9/30/21	1.00	—(b)	—(b)	—(b)	—(b)	—(b)	1.00
Institutional Class 2
Year Ended 9/30/25	$1.00	0.04	—(b)	0.04	(0.04)	(0.04)	$1.00
Year Ended 9/30/24	1.00	0.05	—(b)	0.05	(0.05)	(0.05)	1.00
Year Ended 9/30/23	1.00	0.04	—(b)	0.04	(0.04)	(0.04)	1.00
Year Ended 9/30/22	1.00	—(b)	0.01	0.01	(0.01)	(0.01)	1.00
Year Ended 9/30/21	1.00	—(b)	—(b)	—(b)	—(b)	—(b)	1.00
Investor Class
Year Ended 9/30/25	$1.00	0.03	—(b)	0.03	(0.03)	(0.03)	$1.00
Year Ended 9/30/24	1.00	0.04	—(b)	0.04	(0.04)	(0.04)	1.00
Year Ended 9/30/23	1.00	0.03	0.01(b)	0.04	(0.04)	(0.04)	1.00
Year Ended 9/30/22	1.00	—(b)	—	—	—(b)	—(b)	1.00
Year Ended 9/30/21	1.00	—(b)	—(b)	—(b)	—(b)	—(b)	1.00

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Less than $0.01 or $(0.01) per share.
(c)	For the period from June 8, 2023, (commencement of operations) through September 30, 2023.

		Ratios/Supplemental Data
	Total Return	Net Assets, End of Year (millions)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*
Class A
Year Ended 9/30/25	4.31%	$758	0.23%	4.12%	0.23%
Year Ended 9/30/24	5.26%	8	0.25%(a)	5.06%	0.34%
Period Ended 9/30/23(b)	1.58%(c)	—	0.25%(a)(d)	4.94%(d)	5.53%(d)
Institutional Class 1
Year Ended 9/30/25	4.43%	$13,602	0.12%	4.33%	0.12%
Year Ended 9/30/24	5.39%	11,701	0.14%	5.25%	0.14%
Year Ended 9/30/23	4.54%	8,244	0.13%(e)	4.74%	0.17%
Year Ended 9/30/22	0.60%	2,724	0.07%(e)	0.29%	0.17%
Year Ended 9/30/21	0.02%	11,201	0.09%(e)	0.02%	0.17%
Institutional Class 2
Year Ended 9/30/25	4.28%	$3,737	0.27%	4.19%	0.27%
Year Ended 9/30/24	5.24%	3,383	0.27%	5.12%	0.27%
Year Ended 9/30/23	4.39%	3,705	0.28%	4.36%	0.28%
Year Ended 9/30/22	0.52%	2,967	0.15%(f)	0.43%	0.27%
Year Ended 9/30/21	0.02%	3,935	0.09%(f)	0.02%	0.27%
Investor Class
Year Ended 9/30/25	3.52%	$383	1.00%	3.47%	1.12%
Year Ended 9/30/24	4.49%	389	1.00%	4.40%	1.12%
Year Ended 9/30/23	3.64%	1,403	1.00%	3.38%	1.13%
Year Ended 9/30/22	0.25%	3,012	0.36%(g)	0.18%	1.12%
Year Ended 9/30/21	0.02%	5,218	0.08%(g)	0.02%	1.12%

*
During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

(a)
During the periods ended September 30, 2024 and September 30, 2023, the Advisor and/or Distributor voluntarily waived a portion of its fees. The Fund’s net expense ratio would increase by an amount of 0.01% and 5.19%, if such voluntary waivers were excluded for the period ended September 30, 2024 and for the period ended September 30, 2023. See Note 3 – Agreements and
Other Transactions with Affiliates and Note 4 – Fund Distribution for more information.

37

Financial Highlights
RBC BlueBay U.S. Government Money Market Fund (cont.)
(Selected data for a share outstanding throughout the periods indicated)
(b)	For the period from June 8, 2023, (commencement of operations) through September 30, 2023.
(c)	Not annualized.
(d)	Annualized.
(e)
During the periods ended September 30, 2023, September 30, 2022 and September 30, 2021, the Advisor voluntarily waived a portion of its fees. The Fund’s net expense ratio would increase by an amount of 0.03%, 0.09% and 0.08%, respectively, if such voluntary waivers were excluded for the periods ended September 30, 2023, September 30, 2022 and September 30, 2021.
See Note 3 – Agreements and Other Transactions with Affiliates and Note 4 – Fund Distribution for more information.

(f)
During the periods ended September 30, 2022 and September 30, 2021, the Advisor and/or Distributor voluntarily waived a portion of its fees. The Fund’s net expense ratio would increase by an amount of 0.11% and 0.18%, respectively, if such voluntary waivers were excluded for the periods ended September 30, 2022 and September 30, 2021.  See Note 3 – Agreements and
Other Transactions with Affiliates and Note 4 – Fund Distribution for more information.

(g)
During the periods ended September 30, 2022 and September 30, 2021, the Advisor and/or Distributor voluntarily waived a portion of its fees. The Fund’s net expense ratio would increase by an amount of 0.65% and 0.92%, respectively, if such voluntary waivers were excluded for the periods ended September 30, 2022 and September 30, 2021. See Note 3 – Agreements and Other
Transactions with Affiliates and Note 4 – Fund Distribution for more information.

38

Privacy Policy
RBC Funds
Notice of Privacy Policy & Practices
The RBC Funds recognize and respect the privacy concerns and expectations of our customers, including individuals who provide their nonpublic personal information to the RBC Funds but do not invest in the RBC Funds’ shares. We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to our affiliates and to third parties who are not affiliated with the RBC Funds. For the purpose of this Policy, our affiliates are companies that are related by common ownership or control with RBC Global Asset Management (U.S.) Inc.
Collection of Customer Information
We collect nonpublic personal information about our customers from the following sources:
• Account Applications and Other Forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;
• Account History, including information about the transactions and balances in a customer’s accounts; and
• Correspondence, written, telephonic or electronic between a customer and the RBC Funds or service providers to the RBC Funds.

Disclosure of Customer Information
We may disclose all of the information described above to our affiliates and to certain third parties who are not affiliated with the RBC Funds under one or more of these circumstances:
• As Authorized — if you request or authorize the disclosure of the information.
• As Permitted by Law — for example, sharing information with companies who maintain or service customer accounts for the RBC
Funds is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts.
• Under Joint Agreements — we may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

Security, Safeguarding and Destruction of Customer Information and Reports
We require service providers to the RBC Funds to maintain:
• Policies and procedures designed to assure only appropriate access to, and use of information about customers of, the RBC Funds;
• Physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of the
RBC Funds;
• Physical, electronic and procedural safeguards for the proper disposal of customer and consumer report information, as defined in Rule
30(b)(1)(ii) of Regulation S-P.

Delegation
The RBC Funds have delegated the responsibility to implement appropriate written procedures for such safeguarding and disposal of customer and consumer report information and records to the Fund’s transfer agent and/or any other service provider who may come into possession of such information.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the RBC Funds.
39

Where to Learn More About the Fund
For more information about the Fund, the following documents are available free upon request:
Annual/Semi-Annual Reports (Reports) and Form N-CSR:
The Fund’s Reports to shareholders and Form N-CSR contain additional information on the Fund’s investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In the Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.
Statement of Additional Information (SAI):
The Fund’s SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.

 You can get free copies of the Reports, the SAI and Form N-CSR, or request other information and discuss your questions about the Fund by contacting a broker or bank that sells the Fund, or contacting the Fund at:
RBC Funds
c/o U.S. Bank Global Fund Services
PO Box 219252
Kansas City, MO 64121-9252
Telephone: 1-800-422-2766
 You may also visit the Fund’s website at www.rbcgam.us for a free copy of the Fund’s Prospectus, SAI, Reports or Form N-CSR.
For More Information Call:
Institutional/Direct Investors: 800-422-2766
Retail RBC Wealth Management Investors: Contact your Financial Advisor
RBC Clearing & Custody: Contact your Financial Professional
Information from the Securities and Exchange Commission:
You can review and obtain copies of Fund documents from the SEC as follows:
On the EDGAR database via the Internet:
www.sec.gov
By electronic request:
publicinfo@sec.gov
(The SEC charges a fee to copy any documents.)
Investment Company Act File No. 811-21475.
US Govt PROSP 1/26

RBC Global Asset Management
RBC BlueBay Impact
Investment Funds
Prospectus
January 28, 2026
RBC BlueBay Impact Bond Fund
Class Y:	RIBYX
As with all mutual funds, the U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved the Fund shares described in this Prospectus or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Fund Summaries
This Prospectus describes the
RBC BlueBay Impact Bond
Fund (the “Fund”) offered by
RBC Funds Trust. Carefully
review this important section,
which summarizes the Fund’s
investment objectives,
principal investment strategies
and risks, past performance,
and fees, as applicable.
1 RBC BlueBay Impact Bond Fund 8 Important Additional Information
More on the Fund’s Investment Objectives, Principal Investment Strategies and Principal Risks
9 Investment Objectives 9 Principal Investment Strategies 11 Investing for Temporary Defensive Purposes 12 Principal Risks 16 Additional Risks
Management
The Fund is managed by RBC Global Asset Management (U.S.) Inc. (the “Adviser”).	22 Investment Adviser 24 Portfolio Manager
Shareholder Information
Review this section for details on how shares are valued, how to purchase, sell and exchange shares, related charges and payments of dividends and distributions.
25 Pricing of Fund Shares
27 Investment Minimums
28 Instructions for Purchasing and Adding to Your
Shares
32 Dividends and Distributions and Directed Dividend
Option
33 Selling Your Shares
34 Additional Information About Purchasing and
Selling Shares
38 Additional Shareholder Services
38 Market Timing and Excessive Trading
40 Disclosure of Portfolio Holdings
40 Distribution Arrangements/Sales Charges
40 Dividends, Distributions and Taxes
42 Organizational Structure

Financial Highlights 43

Privacy Policy 46
Back Cover
Where to Learn More About the Fund

This page has been left blank intentionally.

Fund Summary
RBC BlueBay Impact Bond Fund
Investment Objective
The Fund seeks to achieve a high level of current income consistent with preservation of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Class Y
Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%
Other Expenses	0.12%
Acquired Fund Fees and Expenses[1]	None
Total Annual Fund Operating Expenses	0.47%
Fee Waiver and/or Expense Reimbursement[2]	(0.07) %
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	0.40%
1
Total Annual Fund Operating Expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.
2
The Adviser has contractually agreed to waive fees and/or pay operating expenses in order to limit the Fund’s total expenses (excluding brokerage and other investment-related costs, interest, taxes, dues, fees and other charges of governments and their agencies, extraordinary expenses such as litigation and indemnification, other expenses not incurred in the ordinary course of the Fund’s business and acquired fund fees and expenses) to 0.40% of the Fund’s average daily net assets for Class Y shares. This expense limitation agreement will remain in place until January 31, 2027
Example:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class Y	$41	$144	$256	$586
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent
1

Fund Summary
RBC BlueBay Impact Bond Fund
fiscal year, the Fund’s portfolio turnover rate was 63% of the average value of its portfolio. The Fund invests in to-be-announced (“TBA”) mortgage-backed securities transactions, which tend to inflate a fund’s turnover rate because these investments, which generally have a short-term duration, are typically rolled forward for an additional term at the expiration of each term.
Principal Investment Strategies
Under normal circumstances, the Fund will invest at least 80% of its assets in fixed income securities meeting the Fund’s impact criteria, as determined by the Adviser’s impact methodology. For purposes of this policy, the term “assets” means net assets plus the amount of borrowings for investment purposes. The fixed income securities in which the Fund may invest include, but are not limited to, bonds, municipal securities, mortgage-related, mortgage-backed and asset-backed securities, and obligations of U.S. governments and their agencies. The Fund may invest in securities with fixed, floating or variable rates of interest.
The Adviser will select investments that seek to generate returns while simultaneously meeting the Fund’s impact objective, which is to make investments that seek to achieve positive aggregate social and environmental impact outcomes. The Adviser will prioritize investment returns over achieving positive impact outcomes with respect to security selection and portfolio management decisions.
The positive aggregate social and environmental impact outcomes that the Adviser seeks to achieve are:
1)
Alignment with defined social and environmental impact themes. The social theme comprises affordable homeownership, multi-family housing, education, health and wellness, and small business, while environmental themes are energy and climate change, and water and sanitation.
2)
Alignment with one or more of the United Nations Sustainable Development Goals (SDGs), a global agenda to end poverty, protect the planet, and ensure prosperity for all by the year 2030.
The Adviser employs its impact assessment methodology to measure the investments’ expected and actual impact on these themes. This process involves:
1)
Preliminary Assessment: Every security is analyzed to verify eligibility and fit with the impact goals.
2)
Research: Each security undergoes an in-depth review and analysis to determine its level of expected impact. The data, sources, and impact measurements/metrics are documented in the Adviser’s research database, and this information is updated throughout the investment lifecycle.
3)
Recommendation: If a security meets both the impact and return objectives of the Fund, it will be recommended for inclusion in the Fund.
4)
Monitoring: Impact data from the research database is aggregated at the Fund level and monitored by the Adviser on an ongoing basis to compare the actual impact of the Fund to its expected impact and impact objectives. When monitoring at the portfolio level indicates that a security is no longer expected
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Fund Summary
RBC BlueBay Impact Bond Fund
to achieve its intended impact or no longer aligns with the Fund’s impact objectives, the Adviser will seek an appropriate course of action, which may include exiting the investment.
5)
Reporting: Aggregated impact results are published in an Annual Impact Investing Report on the Adviser’s website. The Annual Impact Investing Report includes both portfolio-level reporting and disclosures on the impact measurement process.
The Fund will primarily invest in investment grade fixed income securities. The Fund may invest in securities of any market capitalization, duration, or maturity. The Fund will invest in a portfolio of fixed income securities denominated in U.S. Dollars.
In addition, the Fund may invest its assets in derivatives, which are instruments that have a value derived from or directly linked to an underlying asset. In particular, the Fund may use interest rate futures to manage portfolio risk. The Fund’s exposure to derivatives will vary. For purposes of meeting its 80% investment policy, the Fund may include derivatives that have characteristics similar to the Fund’s direct investments.
The Adviser uses a bottom-up, fundamental process combined with top-down risk management tools designed to meet the objectives of achieving a high level of current income consistent with preservation of capital.
The Adviser incorporates material environmental, social and governance (ESG) factors as part of the investment process for applicable types of investments. The ESG factors deemed material to the Fund are at the discretion of the Adviser.
Principal Risks
The value of your investment in the Fund will change daily, which means that you could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”)  or any other government agency. By itself, the Fund is not a balanced investment program. There is no guarantee that the Fund will meet its goal. The principal risks of investing in the Fund include:
Interest Rate Risk. The Fund’s yield and value will fluctuate as the general level of interest rates change. During periods when interest rates are low, the Fund’s yield may also be low. When interest rates increase, securities held by the Fund will generally decline in value. Interest rate changes are influenced by a number of factors including government policy, inflation expectations, and supply and demand. Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. The Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.
Market Risk. The markets in which the Fund invests may go down in value, sometimes sharply and unpredictably.  The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, tariffs and other trade barriers, and national and international political circumstances.
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Fund Summary
RBC BlueBay Impact Bond Fund
Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses. The Fund’s investments may be overweighted from time to time in one or more sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.
Credit Spread Risk. The Fund’s investments may be adversely affected if any of the issuers it is invested in are subject to an actual or perceived (whether by market participants, rating agencies, pricing services or otherwise) deterioration to their credit quality. Any actual or perceived deterioration may lead to an increase in the credit spreads and a decline in price of the issuer’s securities.
Issuer/Credit Risk. There is a possibility that issuers of securities in which the Fund may invest may default on the payment of interest or principal on the securities when due, which could  cause the Fund to lose money.
Investment Grade Securities Risk.  The Fund primarily invests in investment grade rated securities. Investment grade rated securities are assigned credit ratings by ratings agencies on the basis of the creditworthiness or risk of default of a bond issue. Rating agencies review, from time to time, such assigned ratings of the securities and may subsequently downgrade the rating if economic circumstances impact the relevant bond issues.
Asset-Backed Securities Risk. Payments on asset-backed securities depend upon assets held by the issuer and collections of the underlying loans. The value of these securities depends on many factors, including changing interest rates, the availability of information about the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In certain market conditions, asset-backed securities may experience volatile fluctuations in value and periods of illiquidity.
Mortgage-Related Securities Risk. Mortgage-related securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property, and include pass-through securities and Collateralized Mortgage Obligations (“CMOs”). Mortgage pass-through securities are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are made monthly, in effect “passing through” monthly payments made by the individual borrowers on the underlying residential mortgage loans. Early repayment of principal on mortgage pass-through securities may expose the Fund to a lower rate of return upon reinvestment of principal. CMOs are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. CMOs are issued in multiple classes, and each class may have its own interest rate and/or maturity. The value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of non-payment.
Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. Upward trends in interest rates tend to lengthen the average life of mortgage-related securities and also cause the value of
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Fund Summary
RBC BlueBay Impact Bond Fund
outstanding securities to drop. Thus, during periods of rising interest rates, the value of these securities held by the Fund would tend to drop and the portfolio-weighted average life of such securities held by the Fund may tend to lengthen due to this effect. Longer-term securities tend to experience more price volatility.
Municipal Obligations Risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial status may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Fund’s income or adversely impact the ability to seek a high level of current income and capital growth over the long term.
Active Management Risk. The Fund is actively managed and its performance therefore will reflect in part the Adviser’s ability to make investment decisions that are suited to achieve the Fund’s investment objective.
Impact Investing Risk. The Fund’s impact investing criteria could cause it to perform differently compared to funds that do not apply such criteria. The application of these criteria may result in the Fund’s forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for impact investing reasons when it might be otherwise disadvantageous for it to do so. In addition, there is a risk that the securities identified by the impact criteria do not operate as expected in achieving the expected impact. There are significant differences in interpretations of what it means for a security to achieve a positive impact. Although the Adviser believes its definitions are reasonable, the portfolio decisions it makes may differ with others investors’ or advisers’ views.
Performance Information
The bar chart and performance table provide an indication of the risks of an investment in the Fund by showing changes in performance from year to year and by showing how the Fund’s average annual total returns (before and after taxes) compare with those of a broad-based securities index. Past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated information on the Fund’s performance can be obtained by visiting www.rbcgam.com or by calling 1-800-422-2766.
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Fund Summary
RBC BlueBay Impact Bond Fund
RBC BlueBay Impact Bond Fund – Class Y
Annual Total Returns

During the period shown in the chart for the Class Y Shares of the Fund:
	Quarter	Returns
Best quarter:	Q4 2023	6.84%
Worst quarter:	Q1 2022	(5.99) %
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Performance Table
The table below shows before and after-tax returns for Class Y shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as qualified retirement plans. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume that the investor received a tax benefit for any loss incurred on the sale of the shares. The inception date of Class Y shares of the Fund is April 12, 2021. The index below shows how the Fund’s performance compares with the returns of a broad-based securities market index.
Average Annual Total Returns (for the periods ended December 31, 2025)
	Past Year	Since Inception
Class Y Before Taxes	6.01%	(0.17) %
Class Y After Taxes on Distributions	4.26%	(1.46) %
Class Y After Taxes on Distributions and Sale of Shares	3.53%	(0.67) %
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	0.24%

Management
Investment Adviser
RBC Global Asset Management (U.S.) Inc.
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Fund Summary
RBC BlueBay Impact Bond Fund
Portfolio Manager
The following individual is primarily responsible for the day-to-day management of the Fund’s portfolio:
• Brian Svendahl, Senior Portfolio Manager of the Adviser, has been a Portfolio Manager of the Fund since 2017.
For important information about “Purchase and Sale of Fund Shares,” please turn to “Important Additional Information” on page 8 of this Prospectus.
Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or a combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case you may be taxed later upon withdrawal of your investment from such arrangement.
For important information about “Payments to Broker-Dealers and Other Financial Intermediaries,” please turn to “Important Additional Information” on page 8 of this Prospectus.
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Important Additional Information
Purchase and Sale of Fund Shares
You may purchase or redeem (sell) shares of the Fund on any business day by phone (1-800-422-2766), by mail (RBC Funds, c/o U.S. Bank Global Fund Services, PO Box 219252, Kansas City, MO 64121-9252) or by wire. The following table provides the Fund’s minimum initial and subsequent investment requirements, which may be reduced or modified in some cases.
Minimum Initial Investment:
Class Y	$5,000,000
Minimum Subsequent Investment:
Class Y	None
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Investment Objectives
The RBC BlueBay Impact Bond Fund’s investment objective described in the “Fund Summary” section of this Prospectus is non-fundamental and may be changed by the
Board of Trustees (“Board”) without shareholder approval.
Principal Investment Strategies
Under normal circumstances, the Fund will invest at least 80% of its assets in fixed income securities meeting the Fund’s impact criteria, as determined by the Adviser’s impact methodology. For purposes of this policy, the term “assets” means net assets plus the amount of borrowings for investment purposes. The fixed income securities in which the Fund may invest include, but are not limited to, bonds, municipal securities, mortgage-related, mortgage-backed (including U.S. agency mortgage pass-through securities, commercial mortgage-backed securities and mortgage to-be-announced securities) and asset-backed securities, and obligations of U.S. and foreign governments and their agencies. The Fund may invest in securities with fixed, floating or variable rates of interest. For the purposes of this strategy, “bonds” include, but are not limited to, corporate bonds and green bonds (which are bonds with proceeds that are used to fund eligible projects with specific environmental benefits), and U.S.-registered dollar-denominated debt obligations of foreign issuers.
The Adviser will select investments that seek to generate returns while simultaneously meeting the Fund’s impact objective, which is to make investments that seek to achieve positive aggregate social and environmental impact outcomes. The Adviser will prioritize investment returns over achieving positive impact outcomes with respect to security selection and portfolio management decisions.
The positive aggregate social and environmental impact outcomes that the Adviser seeks to achieve are:
1)
Alignment with defined social and environmental impact themes. The social theme comprises affordable homeownership, multi-family housing, education, health and wellness, and small business, while the environmental themes are energy and climate change, and water and sanitation.
2)
Alignment with one or more of the United Nations Sustainable Development Goals (SDGs), a global agenda to end poverty, protect the planet, and ensure prosperity for all by the year 2030.
The Adviser employs its impact assessment methodology to measure the investments’ expected and actual impact on these themes. This process involves:
1)
Preliminary Assessment: Every security is analyzed to verify eligibility and fit with the impact objectives and themes.
2)
Research: Each security undergoes an in-depth review and analysis to determine its level of expected impact. The data, sources, and impact measurements/metrics are documented in the Adviser’s research database, and this information is updated throughout the investment lifecycle.
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3)
Recommendation: If a security meets both the impact and return objectives of the Fund, it will be recommended for inclusion in the Fund.
4)
Monitoring: Impact data from the research database is aggregated at the Fund level and monitored by the Adviser on an ongoing basis to compare the actual impact of the Fund to its expected impact and impact objectives. When monitoring at the portfolio level indicates that a security is no longer expected to achieve its intended impact or no longer aligns with the Fund’s impact objectives, the Adviser will seek an appropriate course of action, which may include exiting the investment.
5)
Reporting: Aggregated impact results are published in an Annual Impact Investing Report on the Adviser’s website. The Annual Impact Investing Report includes both portfolio-level reporting and disclosures on the impact measurement process.
The Adviser incorporates material environmental, social and governance (ESG) factors as part of the investment process for applicable types of investments. The ESG factors deemed material to the Fund are at the discretion of the Adviser.
The Fund will primarily invest in investment grade fixed income securities. The Fund may hold fixed income securities of any rating (i.e. including below investment grade (junk bonds) if an investment grade security that it holds is downgraded). The Fund may invest in securities of any market capitalization, duration, or maturity. The Fund may invest in securities of both U.S. and foreign issuers and will invest in a portfolio of fixed income securities denominated in U.S. Dollars.
In addition, the Fund may invest its assets in derivatives, which are instruments that have a value derived from or directly linked to an underlying asset. In particular, the Fund may use interest rate futures to manage portfolio risk. The Fund’s exposure to derivatives will vary. For purposes of meeting its 80% investment policy, the Fund may include derivatives that have characteristics similar to the Fund’s direct investments.
The Fund may enter into futures contracts, which are contracts typically traded on an exchange and submitted through a futures commission merchant (“FCM”) for the sale of an underlying reference asset for delivery in the future, such as securities, securities indexes, interest rates, foreign currencies and other financial instruments and indexes. The purchase of a futures contract may allow the Fund to increase or decrease its exposure to the underlying reference asset without having to buy or sell the actual asset.
For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities.
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When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices than might later be available in the market when it affects anticipated purchases.
The Fund may also enter into swaps, which are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. In a basic swap transaction, the Fund agrees with the swap counterparty to exchange returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (an “uncleared swap”) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (a “cleared swap”).
From time to time, the Adviser may seek to maintain an overall average dollar-weighted portfolio duration for the Fund that is within certain percentage ranges (such as 25%) above or below a selected benchmark index. The duration of a bond is a measure of the approximate price sensitivity to changes in interest rates and is expressed in years. The longer the duration of the bond, the more sensitive the bond’s price is to changes in interest rates. Duration measures a fixed income security’s price sensitivity to interest rates by indicating the approximate change in a fixed income security’s price if interest rates move up or down in 1% increments. For example, when the level of interest rates increases by 1%, the value of a fixed income security or a portfolio of fixed income securities having a duration of three years generally will decrease by approximately 3%. Conversely, when the level of interest rates decreases by 1%, the value of a fixed income security or a portfolio of fixed income securities having a duration of three years generally will increase by approximately 3%. The Adviser may use interest rate futures contracts, options on futures contracts and swaps to manage the Fund’s target duration.
The Adviser uses a bottom-up, fundamental process combined with top-down risk management tools designed to meet the objectives of achieving a high level of current income consistent with preservation of capital. The Fund normally invests for the long-term but may sell a security at any time that the Adviser considers it to be overvalued or otherwise unfavorable.
Investing for Temporary Defensive Purposes
The Fund may respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in temporary defensive instruments, consisting of cash, short-term debt obligations or other high quality investments. This could
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prevent losses, but, if the Fund is investing defensively, it may not be investing according to its principal investment strategy and may not achieve its investment objective.
Principal Risks
The Fund is affected by changes in the economy, or in securities and other markets. There is also the possibility that investment decisions the Adviser makes with respect to the investments of the Fund will not accomplish what they were designed to achieve or that the investments will have disappointing performance.
Because the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up and you can lose money by investing in the Fund.
Your investment is not a bank deposit, and it is not insured or guaranteed by the FDIC or any other government agency, entity, or person.
The principal risks of investing in the Fund are identified in the “Fund Summary” section of this Prospectus and are further described below.
Active Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. Additionally, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objectives.
Asset-Backed Securities Risk. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets including company receivables, truck and auto loans, leases and credit card receivables. These securities may be in the form of pass-through instruments or asset-backed bonds. Asset-backed securities are issued by nongovernmental entities and carry no direct or indirect government guarantee; the asset pools that back asset-backed securities are securitized through the use of privately-formed trusts or special purpose corporations. Payments on asset-backed securities depend upon assets held by the issuer and collections of the underlying loans. The value of these securities depends on many factors, including changing interest rates, the availability of information about the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In certain market conditions, asset-backed securities may experience volatile fluctuations in value and periods of illiquidity.
Credit Spread Risk. The Fund’s investments may be adversely affected if any of the issuers it is invested in are subject to an actual or perceived (whether by market participants, rating agencies, pricing services or otherwise) deterioration to their
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credit quality. Any actual or perceived deterioration may lead to an increase in the credit spreads of the issuer’s securities.
Impact Investing Risk. The Fund’s impact investing criteria could cause it to perform differently compared to funds that do not apply such criteria. The application of these criteria may result in the Fund’s forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for impact investing reasons when it might be otherwise disadvantageous for it to do so. In addition, there is a risk that the securities identified by the impact criteria do not operate as expected in achieving the expected impact. A securities’ performance under the impact criteria or the Adviser’s assessment of securities’ performance under the impact criteria could vary over time, which could cause the Fund to be temporarily invested in companies that do not comply with the Fund’s approach towards impact investing. There are significant differences in interpretations of what it means for a security to achieve a positive impact. Although the Adviser believes its definitions are reasonable, the portfolio decisions it makes may differ with others investors’ or advisers’ views.
Interest Rate Risk. Interest rate risk is the risk that fixed income securities and other instruments in the Fund’s portfolio will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. Interest rate changes are influenced by a number of factors including government policy, inflation expectations, and supply and demand.
Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from the Fund’s performance. Fluctuations in interest rates may also affect the liquidity of the Fund’s investments. Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. The Fund assumes the risk that the value of the security at delivery may be more or less than the purchase prices. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. The values of equity and other non-fixed income securities may also decline due to fluctuations in interest rates.
Investment Grade Securities Risk. The Fund primarily invests in investment grade rated securities. Investment grade rated securities are assigned credit ratings by ratings agencies on the basis of the creditworthiness or risk of default of a bond issue. Rating agencies review, from time to time, such assigned ratings of the securities and may subsequently downgrade the rating if economic circumstances impact the relevant bond issues.
Issuer/Credit Risk. The Fund could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending collateral), repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is
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perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. If an issuer’s financial condition worsens, the credit quality of the issuer may deteriorate, making it difficult for the Fund to sell such investments. The downgrade of the credit of a security held by the Fund may decrease its value. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Information about a security’s credit quality may be imperfect and a security’s credit rating may be downgraded at any time.
Market Risk. One or more markets in which the Fund invests may go down in value, sometimes sharply and unpredictably, and the value of the Fund’s portfolio securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Events in one market may adversely impact a seemingly unrelated market. The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by the Fund.
Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses. Market risk includes the risk that geopolitical and other events will disrupt the economy on a national or global level. For example, war, terrorism, market manipulation, government defaults, government shutdowns, tariffs and other trade barriers, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets, which could cause the Fund to lose value. These events could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. In addition, the current contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, has in the past resulted, and may in the future result, in a government shutdown, which could have an adverse impact on the Fund’s investments and operations. Additional and/or prolonged U.S. federal government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.
Governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments. To the extent that the Fund focuses its
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investments in a region enduring geopolitical market disruption, it will face higher risk of loss, although the increasing interconnectivity between global economies and financial markets can lead to events or conditions in one country, region or financial market adversely impacting a different country, region or financial market.
Recently, in response to rising global inflation, governmental authorities raised interest rates. Government efforts to support the economy and financial markets may increase the risk that asset prices have a higher degree of correlation than historically seen across markets and asset classes. Many markets reached historical highs during recent periods and could be approaching the end of an economic expansion cycle. Furthermore, there is no guarantee that actions taken by governmental bodies to reduce inflation will be effective.
Mortgage-Related Securities Risk. Mortgage-related securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property, and include pass-through securities and Collateralized Mortgage Obligations (“CMOs”). Mortgage pass-through securities are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are made monthly, in effect “passing through” monthly payments made by the individual borrowers on the underlying residential mortgage loans. Early repayment of principal on mortgage pass-through securities may expose the Fund to a lower rate of return upon reinvestment of principal. CMOs are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. CMOs are issued in multiple classes, and each class may have its own interest rate and/or maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding longer maturity classes receive principal only after the first class has been retired. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of non-payment.
Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. Upward trends in interest rates tend to lengthen the average life of mortgage-related securities and also cause the value of outstanding securities to drop. Thus, during periods of rising interest rates, the value of these securities held by the Fund would tend to drop and the portfolio-weighted average life of such securities held by the Fund may tend to lengthen due to this effect. Longer-term securities tend to experience more price volatility. Under these circumstances, the Fund may, but is not required to, sell securities in part in order to maintain an appropriate portfolio-weighted average life.
Municipal Obligations Risk. Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia and Puerto Rico). These obligations are generally classified as either “general obligation”
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or “revenue” bonds. Municipal bonds are usually issued to obtain funds for various public purposes, to refund outstanding obligations, to meet general operating expenses or to obtain funds to lend to other public institutions and facilities. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial status may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Fund’s income or adversely impact the ability to preserve capital and liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of the Fund’s investments. In addition to being downgraded, an insolvent municipality may file for bankruptcy. Given the recent bankruptcy-type proceedings by the Commonwealth of Puerto Rico, risks associated with municipal obligations are heightened.
Additional Risks
In addition to the principal investment risks described above, the Fund will generally be subject to the following additional, non-principal risks:
Derivatives Risk. The Fund may use derivatives and other similar instruments (referred to collectively as “derivatives”) in connection with its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference, rate or index, and may relate to stocks, bonds, interest rates, spreads between different interest rates, currencies or currency exchange rates, commodities, and related indexes. Derivatives, including options contracts, forwards, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange-traded funds), may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment. The Fund may use derivatives for hedging and (for certain funds) non-hedging purposes. The performance of derivatives depends largely on the performance of their underlying asset, reference, rate or index; therefore, derivatives often have risks similar to those risks of the underlying asset, reference, rate or index, in addition to other risks. However, the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, reference, rate or index. The use of derivatives may not be successful, and certain of the Fund’s transactions in derivatives may not perform as expected, which may prevent the Fund from realizing the intended benefits, and could result in a loss to the Fund.
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OTC derivatives are traded bilaterally between two parties, which exposes the Fund to heightened liquidity risk, mispricing and valuation risk and counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The Fund may experience a loss or delay in recovering assets if the OTC counterparty defaults on its obligations. Certain derivatives are subject to exchange trading and/or central clearing (which interposes a central clearinghouse that serves as a central counterparty to each participant’s derivatives transaction). Changes in the value of a derivative may also create margin delivery or settlement payment obligations for the Fund.
Under recent financial reforms, certain types of derivatives (e.g., certain swaps) are, and others eventually are expected to be, required to be exchange-traded and/or cleared through a clearinghouse that serves as a central counterparty and transacted through an FCM. Exchange trading, central clearing and margin requirements are intended to reduce counterparty credit risk and increase liquidity and transparency, but do not make derivatives transactions risk-free and may subject the Fund to increased costs. With cleared swaps and futures contracts, there is also a risk of loss by the Fund of its initial and variation margin deposits in the event of bankruptcy of an FCM or the central counterparty with which the Fund has an open position. Additionally, applicable regulators have recently adopted rules imposing certain margin requirements, including minimums, on uncleared swaps, which may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps than for cleared derivatives. If an FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets to satisfy its own financial obligations or the payment obligations of another customer. Moreover, depending on the size of the Fund and other factors, the margin required under the rules of a clearinghouse and/or by the FCM may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar uncleared swap.
If losses occur on derivative instruments, the Fund may have to make margin payments. In the event that the Fund does not hold sufficient cash, it may be forced to liquidate assets in order to meet margin calls, and in the event that there is insufficient liquidity in the market this may result in further losses.
Investing in derivatives will result in a form of leverage. Leverage involves special risks. The Fund may be more volatile than if the Fund had not been leveraged because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of leverage may not result in a higher return on investments, and using leverage could result in a net loss, which in some cases could be unlimited.
The use of derivatives is also subject to operational risk which refers to risk related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error, as well as legal risk which refers to the risk of loss resulting from insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
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The Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.
The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. It is not possible to predict fully the effects of current or future regulation. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.
Duration Management Risk. The Fund’s investments in derivative instruments that are intended to manage duration can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s investments in bonds and other securities.
Foreign Risk. Foreign securities may be subject to the risk of loss because of less foreign government regulation, less public information, different auditing and legal standards and less economic, political, environmental, and social stability in these countries. Loss may also result from political, diplomatic, or regional conflicts; terrorism or war; internal or external policies or economic sanctions limiting or restricting foreign investment, the movement of assets or other economic activity, such as the imposition of exchange controls, sanctions, trading restrictions, confiscation of assets and property and other government restrictions; or from problems in registration, settlement, or custody. In some cases, affected securities may become worthless. A Fund may determine not to invest in, or may limit its overall investment in, a particular issuer, country, or geographic region due to, among other things, heightened risks regarding repatriation restrictions, confiscation of assets and property, expropriation, or nationalization. Geopolitical developments in certain countries in which a Fund may invest have caused, or may in the future cause, significant volatility in financial markets. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities.
Geographic Focus Risk. The Fund may focus its investments in a region or small group of regions. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.
High Yield Securities Risk. The Fund may hold high yield, high risk securities (commonly known as “junk bonds”) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy
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More on the Fund’s Investment Objectives, Principal Investment Strategies and Principal Risks
or financially distressed. Although non-investment grade debt securities tend to be less sensitive to interest rate changes than investment grade debt securities, non-investment grade debt securities can be more sensitive to short-term corporate, economic and market developments. Furthermore, though these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities have a higher risk of loss, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly. Junk bonds have a higher risk of default or are already in default and are considered speculative.
Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large redemptions also could accelerate the realization of capital gains, increase the Fund’s transaction costs, and impact the Fund’s performance.
Liquidation Risk. To the extent authorized by law, the Fund reserves the right to discontinue offering shares at any time, merge, reorganize itself or any class of shares or cease operations and liquidate.
Liquidity Risk. The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The SEC defines “liquidity risk” as the risk that the Fund may not be able to meet redemption requests without significantly diluting the interests of remaining shareholders. Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.
Operational Risk. The Fund’s investments may be adversely affected due to the operational process of the Fund’s service providers, including the Adviser, transfer agent, custodian, or administrator. The Fund may be subject to losses arising from
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inadequate or failed internal controls, processes, and systems, or from human or external events.
Prepayment Risk. The value of some mortgage-backed and asset-backed securities in which the Fund invests also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline. Principal and interest payments on such securities depend on payment of the underlying loans, though issuers may support creditworthiness via letters of credit or other instruments.
Regulatory and Legal Risk. Governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that can affect the investments held by a Fund, the strategies used by a Fund or the level of regulation or taxation that applies to a Fund. These regulations and laws can adversely impact the investment strategies, performance, costs and operations of a Fund or taxation of shareholders.
In addition, entities that are part of banking organizations, such as the Adviser and its affiliates, are subject to extensive government regulation. Government regulation may change frequently and may have significant effects, including limiting the ability of the Adviser and its affiliates from engaging in certain trading activities, which may adversely impact the Funds.
For example, the so-called “Volcker Rule” prohibits the Adviser and its affiliates from engaging in certain trading activities. A Fund may be adversely impacted by this rule if the Adviser or its affiliates own 25% or more of the Fund’s shares outside of any seeding period permitted by the rule. These restrictions may prevent a Fund from maintaining sufficient seed capital and may cause the Fund to liquidate at the end of the period if the Fund is not able to achieve sufficient scale. Funds that are not managed by entities that are part of banking organizations are not subject to these limitations.
Reinvestment Risk. Reinvestment risk is the risk that a fixed income security’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original security. If interest rates decline, the underlying security may rise in value, but the cash flows received from that security may have to be reinvested at a lower interest rate. Call risk is a type of reinvestment risk. Call risk is the possibility that an issuer may redeem a fixed-income security before maturity (a call) at a price below or above its current market price. An increase in the likelihood of a call may reduce a security’s price. If a fixed-income security is called, the Fund may have to reinvest proceeds in other fixed-income securities with lower interest rates, higher credit risks, or other less favorable characteristics.
U.S. Government Obligations Risk. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises (such as Fannie Mae and Freddie Mac) have historically involved little risk of loss of principal if held to maturity. However, the maximum potential liability of the issuers of some of these securities may greatly exceed their current resources and no assurance can be given that the U.S. Government would provide financial support to any of these entities if
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More on the Fund’s Investment Objectives, Principal Investment Strategies and Principal Risks
it is not obligated to do so by law. In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (“FHFA”) announced that Fannie Mae and Freddie Mac would be placed into a conservatorship under FHFA. The effect that this conservatorship will have on the entities’ debt and securities guaranteed by the entities remains unclear. Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.
Valuation Risk. The Funds’ assets are generally valued based on evaluated prices received from third-party pricing services or from broker-dealers who make markets in the securities and are generally categorized as Level 2 in the fair value hierarchy. As a result, there is the risk that the values at which these investments are sold may be significantly different to the estimated fair values of these investments.
21

Management
Investment Adviser
The Fund is advised by RBC Global Asset Management (U.S.) Inc., a wholly-owned subsidiary of Royal Bank of Canada (“RBC”). RBC is one of North America’s leading diversified financial services companies and provides personal and commercial banking, wealth management services, insurance, corporate and investment banking, and transaction processing services on a global basis. RBC employs approximately 97,000 people who serve more than 17 million personal, business, public sector and institutional clients through offices in Canada, the U.S. and 27 other countries around the world. The Adviser has been registered with the SEC as an investment adviser since 1983 and has been a portfolio manager of publicly offered mutual funds since 1986. The Adviser maintains its offices at 250 Nicollet Mall, Suite 1550, Minneapolis, Minnesota 55401. As of December 31, 2025, the Adviser’s investment team managed approximately $71.6 billion in assets for corporations, public and private pension plans, Taft-Hartley plans, charitable institutions, foundations, endowments, municipalities, registered mutual funds, private investment funds, trust programs, foreign funds such as UCITS funds, individuals (including high net worth individuals), wrap sponsors and other U.S. and international institutions.
For the advisory services the Adviser provides, the Fund paid a fee (expressed as a percentage of average daily net assets) during the fiscal year ended September 30, 2025, as follows:
RBC BlueBay Impact Bond Fund	0.35%
RBC Global Asset Management has aligned the operations of the Adviser and certain of its asset management affiliates. In connection with this alignment, the Adviser may rely on persons employed by, and facilities and resources of, RBC Global Asset Management (UK) Limited (“RBC GAM UK”), an SEC-registered investment adviser based in London, U.K., to assist the Adviser in providing services under the investment advisory agreement.
Prior to November 1, 2021, the Board of Trustees approved a new investment advisory agreement between the Funds and the Adviser to accommodate this integration, and the new investment advisory agreement was subsequently approved by shareholders.
The Adviser has contractually agreed to waive fees and/or pay operating expenses through January 31, 2027, for the Fund in order to maintain net annual fund operating expenses as set forth below.
Class Y
RBC BlueBay Impact Bond Fund	0.40%
The expense limitation agreement for the Fund excludes brokerage and other investment-related costs, interest, taxes, dues, fees and other charges of governments and their agencies, extraordinary expenses such as litigation (including legal and audit fees and other costs in contemplation of or incident thereto) and indemnification, other expenses not incurred in the ordinary course of the Fund’s business and fees and expenses incurred indirectly by the Fund as a result of investment in shares of another investment company. The Adviser is entitled to recoup from the Fund or class the fees
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Management
and/or operating expenses previously waived or reimbursed for a period of 3 years from the date of such waiver or reimbursement, provided that such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (i) the Fund’s expense limitation at the time of the waiver or reimbursement and (ii) the Fund’s expense limitation at the time of recoupment.
The Adviser provides certain administrative services necessary for the operation of the Fund, including among other things, (i) providing office space, equipment and facilities for maintaining the Fund’s organization, (ii) preparing the Trust’s registration statement, proxy statements and all annual and semi-annual reports to Fund shareholders, and (iii) general supervision of the operation of the Fund, including coordination of the services performed by the Fund’s Adviser, Quasar Distributors, LLC (the “Distributor”), custodian, independent accountants, legal counsel and others.
Information regarding the factors considered by the Board of Trustees in connection with the most recent approval of the Investment Advisory Agreement with the Adviser is included in the Fund’s report filed on Form N-CSR for the fiscal year ended September 30, 2025.
Additional Payments. The Advisor may make payments, out of its own resources and at no cost to the Fund or shareholders, to certain broker-dealers, mutual fund supermarkets, or other financial institutions (“Intermediaries”) in connection with the provision of administrative services, the distribution of the Fund’s shares, and reimbursement of ticket or operational charges (fees that an institution charges its representatives for effecting transactions in the Fund’s shares). In addition, certain Intermediaries may receive fees from the Fund for providing recordkeeping and other services for individual shareholders and/or retirement plan participants.
Conflicts of Interest Risk. An investment in the Fund may be subject to actual or potential conflicts of interest. For example, the Adviser  and/or its affiliates may face conflicts of interest when receiving compensation for services provided by affiliates or in the side-by-side management of the Fund and other client accounts. The Adviser  and/or its affiliates may make investment decisions that differ from and/or negatively impact those made on behalf of the Fund. For more information about conflicts of interest, see the Potential Conflicts of Interest section in the SAI.
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Management
Portfolio Manager
The Adviser is responsible for the overall management of the Fund’s portfolio, including security analysis, industry recommendations, cash positions, the purchase and sell decision making process and general daily oversight of the Fund’s portfolio. The individual primarily responsible for the day-to-day management of the Fund’s portfolio is set forth below:
Portfolio Manager Name	Title	Role on Fund Since	Total Years of Financial Industry Experience	Degrees and Designations	Experience for Last 5 Years
RBC BlueBay Impact Bond Fund
Brian Svendahl	Senior Portfolio Manager	Portfolio Manager of Fund since 2017	35 years	BS, University of Minnesota, BBA and MBA, University of Minnesota, Carlson School of Management; CFA Charterholder and member of the CFA Society of MN	Managing Director and Senior Portfolio Manager at the Adviser since 2005.
Additional information about the portfolio manager’s  compensation arrangements, other accounts managed by the portfolio manager, as applicable, and the portfolio manager’s  ownership of securities of the funds they manage is available in the Fund’s SAI.
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Shareholder Information
Pricing of Fund Shares
How NAV Is Calculated. The NAV is the value of a single share. A separate NAV is calculated for each class of shares of the Fund. The NAV is calculated by adding the total value of the Fund’s investments and other assets, determining the proportion of that total allocable to the particular class, subtracting the liabilities allocable to the class and then dividing that figure by the number of outstanding shares of that class.
1.
NAV is calculated separately for each class of shares.
2.
You can find the Fund’s NAVs daily in various newspapers, at www.bloomberg.com, www.rbcgam.com or by calling 1-800-422-2766.
NAV =	Total Assets of Class – Liabilities
Number of Shares Outstanding
The per share NAV of the Fund is determined each day the New York Stock Exchange (“NYSE”) is open for trading or (at the Fund’s option) on days the primary trading markets for the Fund’s portfolio instruments are open (“Value Date”) as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time or such other time as determined by the NYSE). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its shares as of the regularly scheduled NYSE closing time, if the particular disruption directly affects only the NYSE (“Value Time”).
Your order for purchase, sale or exchange of shares is based on the next applicable price calculated after your order is received in good order by the Fund’s transfer agent. For example: If you place a purchase order to buy shares of the Fund, it must be received before 4:00 p.m. Eastern time in order to receive the NAV, plus any applicable sales charges, calculated at 4:00 p.m. If your order is received after 4:00 p.m. Eastern time, it will be based on the NAV, plus any applicable sales charges, calculated on the next business day at 4:00 p.m. Eastern time. Also, as further explained in the “Purchasing and Adding to Your Shares” section, if a purchase order in proper form is received by an authorized financial intermediary, the order will be treated as if it had been received by the Fund’s transfer agent at the time it is received by the intermediary.
You may purchase, redeem, or exchange shares of the Fund on any day when the NYSE is open. Purchases, redemptions, and exchanges may be restricted in the event of an early or unscheduled close of the NYSE if the primary trading markets of the Fund is disrupted as well. Even if the NYSE is closed, the Fund may accept purchase, redemption, and exchange orders on a Value Date if the Fund’s management believes there is an adequate market to meet purchase, redemption, and exchange requests. On such days, the Fund would also price shares in accordance with the above procedures.
Valuation of Portfolio Securities. On behalf of the Fund, the Board of Trustees has approved Pricing and Valuation Procedures of the Adviser for determining the value of each Fund’s investments.
In general, when the market value of a portfolio security is readily available, the Fund will rely on independent pricing services that provide market data to determine the
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Shareholder Information
value of such portfolio security. A security’s valuation shall be considered a readily available market quotation only when that quotation is an unadjusted quoted price in an active market for an identical investment that the Fund may access on the measurement date. A quotation will not be readily available if it is not reliable. If a quotation is deemed to be unreliable or is not a quoted price in an active market, the fair value of the security shall be determined by the Adviser as set forth in the Pricing and Valuation Procedures. Fair value of a security is considered to be the price that a fund might reasonably expect to receive upon its current sale in an orderly transaction between market participants.
Fixed income securities and non-exchange traded derivatives are generally valued based on evaluated prices received from third-party pricing services or from broker-dealers who make markets in the securities. Prices obtained from pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity and type of issue. Exchange traded options, futures and options on futures are valued at their most recent sale price on the exchange on which they are primarily traded. Investments in open-end investment companies are valued at the net asset value of those companies, and those companies may use fair value pricing as described in their prospectuses.
Under the Pricing and Valuation Procedures, fair valuation methodologies may also be used in situations such as the following: a price is determined to be stale (for example, it cannot be valued using the standard pricing method because a recent sale price is not available) on more than five consecutive days on which the Fund calculates its NAV; a foreign market is closed on a day when the U.S. markets are open and the last available price in the foreign market is determined not to represent a fair value; or a significant valuation event is determined to have occurred pursuant to the Pricing and Valuation Procedures. Significant valuation events may include the following: an event affecting the value of a security traded on a foreign market occurs between the close of that market and the Value Time; an extraordinary event like a natural disaster or terrorist act occurs; a large market fluctuation occurs; or an adverse development arises with respect to a specific issuer, such as a bankruptcy filing. These methodologies are intended to ensure that a Fund’s NAV accurately reflects the value for the underlying portfolio securities. As a result, effective use of fair valuations may prevent shareholder dilution. Each such determination shall be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another.
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Shareholder Information
Investment Minimums
You may purchase shares of the Fund through the Fund’s Distributor or through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations or requirements on buying and selling shares.1 If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative or institution for specific information.
Minimum Initial Investment
Amount
Class Y Shares	$5,000,000

Minimum Subsequent Investment
Amount
Class Y Shares	None
1
Certain broker-dealers and other financial intermediaries are authorized to accept purchase orders on behalf of the Fund which are processed based on the Fund’s net asset value next determined after your order is received by an organization in proper order before 4:00 p.m., Eastern time, or such earlier time as may be required by an organization. These organizations may be authorized to designate other intermediaries to act in this capacity. These organizations may vary in terms of how they process your orders, and they may charge you transaction fees on purchases of Fund shares and may also impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund or its transfer agent, U.S. Bank Global Fund Services. These organizations may be the shareholders of record of your shares. These intermediaries are responsible for transmitting requests and delivering funds on a timely basis. The Fund is not responsible for ensuring that the organizations carry out their obligations to their customers.
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Shareholder Information
Instructions for Purchasing and Adding to Your Shares
You may purchase shares directly from the Fund by completing a new account application. Contact U.S. Bank Global Fund Services, the Fund’s transfer agent at 1-800-422-2766 or go to www.rbcgam.com to obtain an application. Once completed, you may submit your application by following one of the steps below.
By Mail	Complete and sign the account application. If you do not complete the application properly, your purchase may be delayed or rejected.
•  Make your check payable to “RBC Funds” and include the name of the Fund in which you are investing. All purchases must be in U.S. Dollars. All checks must be in
U.S. Dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. To prevent check fraud, the Fund will not accept third party checks,
Treasury checks, credit card checks, traveler’s checks, starter checks, postdated checks or any conditional order or payment.

	• Mail your application and check to: • RBC Fund • c/o U.S. Bank Global Fund Services • PO Box 219252 • Kansas City, MO 64121-9252	• By overnight courier, send to: RBC Fund c/o U.S. Bank Global Fund Services 801 Pennsylvania Ave, Suite 219252 Kansas City, MO 64105-1307
•  The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at
U.S. Bank Global Fund Services’ post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the transfer agent’s offices.

• To purchase shares by wire, the Fund’s transfer agent must have received a completed application and issued an account number to you.
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Shareholder Information
By Wire	• Call 1-800-422-2766 for instructions prior to wiring funds and to advise of your intent to wire.
• Please use the following wire instructions: U.S. Bank, N.A. ABA # 075000022 Credit: U.S. Bank Global Fund Services Account: 182380369377 Further Credit: RBC Fund Shareholder Name and Account Number
•  Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

•  Please note that based upon statutory requirements for returned mail, the Fund and the transfer agent will attempt to locate the investor or rightful owner of the account. If the
Fund is unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned. States increasingly are looking at inactive accounts as possible abandoned or unclaimed property. Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your State’s abandoned property laws. The Fund (or the broker or custodian of record having beneficial owner information) is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The Fund will not be liable to investors or their representatives for good faith compliance with state unclaimed or abandoned property (escheatment) laws.

Escheatment laws vary by State, and States have different criteria for defining inactivity and abandoned property. The investor’s last known address of record determines which state has jurisdiction. The process described above, and the application of state escheatment laws, may vary depending on how shareholders hold their shares in the
Fund. If your shares are held directly with the Fund, please proactively contact the
Fund’s transfer agent at 1-800-422-2766 at least annually to ensure your account remains in active status. Alternatively, if your shares are held through a financial institution, please work with your financial institution directly to check your account status. Investors with a state of residence in Texas have the ability to designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Texas Comptroller of Public Accounts for further information.

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Shareholder Information
Lost Accounts/ Unclaimed Assets
Please note that based upon statutory requirements for returned mail, the Fund and the transfer agent will attempt to locate the investor or rightful owner of the account. If the Fund is unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned. States increasingly are looking at inactive accounts as possible abandoned or unclaimed property. Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your State’s abandoned property laws. The Fund (or the broker or custodian of record having beneficial owner information) is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The Fund will not be liable to investors or their representatives for good faith compliance with state unclaimed or abandoned property (escheatment) laws. Escheatment laws vary by State, and States have different criteria for defining inactivity and abandoned property. The investor’s last known address of record determines which state has jurisdiction. The process described above, and the application of state escheatment laws, may vary depending on how shareholders hold their shares in the Fund. If your shares are held directly with the Fund, please proactively contact the Fund’s transfer agent at 1-800-422-2766 at least annually to ensure your account remains in active status. Alternatively, if your shares are held through a financial institution, please work with your financial institution directly to check your account status. Investors with a state of residence in Texas have the ability to designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Texas Comptroller of Public
Accounts for further information.

To Add to an Account. To add to an account, you may follow any one of the following steps:
By Telephone	1-800-422-2766
You may make additional investments by telephone if
your account has been opened for at least 7 business days.
After the Fund receives and accepts your request, the
Fund will deduct from your checking or savings account
(requires banking information to be on file and your
bank must be a member of the ACH network) the cost of
the shares. Availability of this service is subject to
approval by the Fund and the participating banks.

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Shareholder Information
By Mail	• Make your check payable to [Name of Fund] and include your account number on your check.
• Mail the stub from your confirmation statement. Or, if unavailable, provide the following information with your payment: • Account name and account number • Fund name • Share class
• Mail your additional investment to: RBC Funds c/o U.S. Bank Global Fund Services PO Box 219252 Kansas City, MO 64121-9252
• By registered/overnight mail, send to: RBC Funds c/o U.S. Bank Global Fund Services 801 Pennsylvania Ave, Suite 219252 Kansas City, MO 64105-1307
•  The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at
U.S. Bank Global Fund Services’ post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the transfer agent’s offices.

By Wire
•  To purchase shares and make additional investments by bank wire, please use the following wire instructions:
  U.S. Bank, N.A.
  ABA # 075000022
  Credit: U.S. Bank Global Fund Services
  Account: 182380369377
  Further Credit: RBC Funds
  Shareholder Name and Account Number

•  Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

• Call 1-800-422-2766 for instructions prior to wiring funds and to advise of your intent to wire.
You can also add to your account by using the convenient options described below. The Fund reserves the right to change or eliminate these privileges at any time without notice, to the extent permitted by applicable law.
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Shareholder Information
Dividends and Distributions and Directed Dividend Option
Dividends and distributions (net of applicable withholding) will be automatically reinvested unless you request otherwise. Dividends will differ among classes of the Fund due to differences in distribution and other class-specific operating expenses. Capital gains, if any, are distributed at least annually. By selecting the appropriate box on the account application, you can elect to receive your distributions (capital gains and/or dividends) in cash (check), have distributions deposited in a pre-authorized bank account via ACH, have distributions reinvested in the Fund, or into another eligible RBC Fund (as set forth under the caption “Exchanging Your Shares”). You should maintain the minimum balance in the Fund into which you plan to reinvest distributions. You can change or terminate your participation in the reinvestment option at any time in writing or by telephone at least five days prior to the record date of the distribution. If you elect to receive distributions and/or capital gains paid in cash, and if the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current net asset value, and to reinvest all subsequent distributions.
DISTRIBUTIONS ARE MADE ON A PER SHARE BASIS REGARDLESS OF HOW LONG YOU HAVE OWNED YOUR SHARES. THEREFORE, IF YOU INVEST SHORTLY BEFORE THE DISTRIBUTION DATE, SOME OF YOUR INVESTMENT WILL BE RETURNED TO YOU IN THE FORM OF A DISTRIBUTION THAT MAY BE TAXABLE. (See “Shareholder Information — Dividends, Distributions and Taxes”).
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Shareholder Information
Selling Your Shares
To sell shares please contact U.S. Bank Global Fund Services, the Fund’s transfer agent:
By Telephone	1-800-422-2766
You may withdraw any amount up to $50,000 by
telephone, provided that your account is authorized for
telephone redemptions. The Fund will send proceeds
only to the address or bank of record. You must provide
the Fund’s name, your account number, the name(s) of
each account owner (exactly as registered), and the
number of shares or dollar amount to be redeemed prior
to 4:00 p.m. Eastern time for the trade to be processed
with that day’s closing price.

By Mail	Regular Mail RBC Funds c/o U.S. Bank Global Fund Services PO Box 219252 Kansas City, MO 64121-9252	Registered/Overnight Mail RBC Funds c/o U.S. Bank Global Fund Services 801 Pennsylvania Ave Suite 219252 Kansas City, MO 64105-1307
1. In a letter, include the genuine signature of each registered owner (exactly as registered), the name of each account owner, the account number and the number of shares or dollar amount to be redeemed.

2. Mail or courier the letter to the applicable address above.
3. The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services’ post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund.
Receipt of purchase orders or redemption requests is based on when the order is received at the transfer agent’s offices.

By Wire
Redemption proceeds may be wired to your pre-identified bank account. A $15 fee is deducted from your redemption proceeds for complete share redemptions. In the case of a partial redemption, the fee of $15 will be deducted from the remaining account balance. If your written request is received in good order before 4:00 p.m. Eastern time, the Fund will normally wire the money on the following business day. If the Fund receives your request after 4:00 p.m. Eastern time, the Fund will normally wire the money on the second business day. Contact your financial institution about the time of receipt and availability.

33

Shareholder Information
Additional Information About Purchasing and Selling Shares
The Fund cannot process transaction requests unless they are properly completed as described in this section. The Fund may cancel or change its transaction policies without notice. To avoid delays, please call us if you have any questions about these policies. All purchases must be in U.S. Dollars. All checks must be in U.S. Dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks, starter checks, postdated checks, or any conditional order or payment.
The transfer agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned.
The Fund may waive its minimum purchase requirement. The Fund, the Distributor, the Adviser and the transfer agent reserves the right to reject any application for any reason in its sole discretion, including rejection of orders not accompanied by proper payment and orders that are not in the best interests of the Fund and its shareholders.
The Fund does not accept applications under certain circumstances or in amounts considered disadvantageous to shareholders.
Class Y Eligibility. Class Y shares are offered by the Fund to Institutional Investors that meet a $5,000,000 minimum requirement for initial investment. Institutional Investors (including endowments and foundations) are investors deemed appropriate by the Adviser that hold shares of the Fund through an account held directly with the Fund and that are not traded through an intermediary, subject to a minimum initial investment of $5,000,000. There is no minimum required for additional investments.
Minimum Account Size for Class Y Shares. Institutional Investors in Class Y shares must maintain a minimum account value equal to the current minimum regular initial investment, which is $5,000,000 for Class Y shareholder accounts. If your account falls below a minimum due to redemptions and not market action, the Fund may ask you to increase the account size back to the minimum. If you do not bring the account up to the minimum amount within 60 days after the Fund contacts you, the Fund may close the account and send your money to you or begin charging you a fee for remaining below the minimum account size.
Timing of Purchases and Sales of Shares. You may purchase or sell shares of the Fund based on the NAV, plus any applicable sales charges, next determined after your request is received in good order. All requests received in good order before 4:00 p.m., Eastern Time, on a business day will be executed on that same day. Requests received after 4:00 p.m., Eastern Time, on a business day will be processed the next business day at the next business day’s NAV, plus any applicable sales charges. A purchase request is in “good order” if it includes a completed account application and the dollar amount of shares to be purchased along with payment for the shares. If you are paying with federal funds (wire), your order will be considered received when the Fund or its transfer agent receives the federal funds. The Fund, the Distributor, the Adviser or the transfer agent reserves the right to reject any purchase request for any reason. The Fund may accept orders to purchase Fund shares in-kind with securities, rather than with cash, when the offered securities are consistent with the Fund’s
34

Shareholder Information
investment objective and policies. Acceptance of such purchases will be at the Adviser’s discretion, and will be valued in the same manner that the Fund uses to calculate its NAV.
For accounts held directly with the Fund, the length of time that the Fund typically expects to pay redemption proceeds depends on whether payment is made by ACH, wire or check. The Fund typically expects to make payments of redemption proceeds by wire or ACH within two business days following receipt of the redemption order by the Fund. For payment by check, the Fund typically expects to mail the check within two business days following receipt of the redemption order by the Fund.
The Fund intends to pay redemption proceeds promptly and in any event within seven days after the request for redemption is received in good order. In case of emergencies or other unusual circumstances, the Fund may suspend redemptions or postpone payment for more than seven days, as permitted by law. Redemptions of Fund shares may be suspended when trading on the NYSE is closed or is restricted, in the event of an early or unscheduled close of the primary trading markets for the Fund’s portfolio instruments, or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Fund may delay redemption payments for more than seven days, as permitted by law.
In addition, a temporary hold may be placed on the payment of redemption proceeds if there is a reasonable belief that financial exploitation of a Specified Adult (as defined below) has occurred, is occurring, has been attempted, or will be attempted. For purposes of this paragraph, the term “Specified Adult” refers to an individual who is (A) a natural person age 65 and older; or (B) a natural person age 18 and older who is reasonably believed to have a mental or physical impairment that renders the individual unable to protect his or her own interests. Notice of such a delay will be provided in accordance with regulatory requirements. This temporary hold will be for an initial period of no more than 15 business days while an internal review of the facts and circumstances of the suspected financial exploitation is conducted, but the temporary hold may be extended for up to 10 additional business days if the internal review supports the belief that financial exploitation has occurred, is occurring, has been attempted, or will be attempted. Both the initial and additional hold on the disbursement may be terminated or extended by a state regulator or an agency or court of competent jurisdiction.
The Fund cannot accept requests that contain special conditions or effective dates. The Fund may request additional documentation to ensure that a request is genuine. Examples may include a certified copy of a death certificate or divorce decree. If you purchased your shares by check, you may not receive your redemption proceeds until your purchase amount has cleared, which may take up to 15 calendar days. This delay will not apply if you purchased your shares via wire payment. You can avoid this delay by purchasing shares with a federal funds wire. For your protection, if your account address has been changed within the last 30 calendar days, your redemption request must be in writing and signed by each account owner, with signature guarantees. The right to redeem shares may be temporarily suspended in emergency situations only as permitted under federal law.
35

Shareholder Information
Withdrawing Money From Your Fund Investment
As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.
Signature Guarantees. You may withdraw from your account at any time. Certain requests will however require a signature guarantee. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.
A signature guarantee from either a Medallion program member or a non-medallion program member is required in the following situations:
• If you are requesting a change in ownership on your account;
• When redemption proceeds are payable or sent to any person, address or bank account not on record;
• When a redemption request is received by the Transfer Agent and the account address has changed within the last 30 calendar days;
• For all redemptions in excess of $50,000 from any shareholder account.
The Fund may waive any of the above requirements in certain instances. In addition to the situations described above, the Fund and/or the transfer agent reserve the right to require a signature guarantee or other acceptable signature authentication in other instances based on the circumstances relative to the particular situation. Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.
Redemption in Kind. The Fund typically expects to satisfy redemption requests by selling portfolio assets or by using holdings of cash or cash equivalents. In addition to paying redemption proceeds in cash, the Fund reserves the right to make payment in securities rather than cash, known as “redemption in kind,” for amounts redeemed by a shareholder, in any 90-day period, in excess of $250,000 or 1% of Fund net assets, whichever is less. If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges. You will also bear the market risk of the securities you hold until the securities are sold. While the Fund does not routinely use redemptions in-kind, the Fund reserves the right to use redemptions in-kind to manage the impact of large redemptions on the Fund. Redemption in-kind proceeds will typically be made by delivering a pro-rata amount of the Fund’s holdings that are readily marketable securities to the redeeming shareholder within seven days after receipt of the redemption order by the Fund. In addition, a redemption in liquid portfolio securities would be treated as a taxable event for you and may result in the recognition of gain or loss for federal income tax purposes.
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Shareholder Information
Form of Distributions. By selecting the appropriate box on the account application, you can elect to receive your distributions (capital gains and dividends) in cash (check), have distributions deposited in a pre-authorized bank account via wire transfer, ACH, or have distributions reinvested back into your account with a Fund.
Telephone Purchase, Exchange and Redemption Privileges. Shareholders who open accounts with the Fund can accept telephone purchases, exchange and redemption privileges on the account application. If you call the Fund, the Fund’s representative may request personal identification and may record the call. Redemption requests failing to indicate an election to have tax withheld will be subject to 10% withholding.
Corporations, Trusts and Other Entities. Additional documentation is normally required for corporations, fiduciaries and others who hold shares in a representative or nominee capacity. We cannot process your request until we have all documents in the form required. Please call us first to avoid delays.
Sales Limited to U.S. Citizens and Resident Aliens. Shares of the Fund are generally offered to only United States citizens and United States resident aliens having a social security number or individual tax identification number. This Prospectus should not be considered a solicitation or offering of Fund shares to non-U.S. citizens or non-resident aliens.
Anti-Money Laundering Procedures. Shareholder information is subject to independent identity verification and may be shared, as permitted by law and as permitted by the Fund’s Privacy Policy, for identifying and reporting suspected money laundering and terrorist activity. In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required, among other matters, to obtain, verify and record the following information for all registered owners and, in certain circumstances, others who may be authorized to act on an account: full name, date of birth (for individuals), taxpayer identification number (usually your social security number), and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. In order to verify your identity, we may cross-reference your identification information with a consumer report or other electronic database, or by requesting a copy of your driver’s license, passport or other identifying document. Corporate, trust and other entity accounts require additional documentation. If we are unable to verify your identity in accordance with the Fund’s policies and procedures, we will reject and return your application, close your account or take such other action as we deem reasonable and as permitted by law. Please review your account application for additional information. In the rare event that the Transfer Agent is unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s net asset value.
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Shareholder Information
Additional Shareholder Services
Services for the following types of accounts are also available to shareholders. Please call 1-800-422-2766 for more information.
• Uniform Transfers/Gifts to Minors Accounts
• TOD Accounts
• Accounts for corporations, partnerships and retirement plans
• Simplified Employee Pensions
Telephone Services. Telephone trades must be received by or prior to market close. During periods of increased market activity, you may have difficulty reaching the Fund by telephone or may encounter higher than usual call waits. If this happens, contact the Fund by mail or allow sufficient time to place your telephone transaction. The Fund may refuse a telephone request, including a request to redeem shares of the Fund. The Fund will use reasonable procedures to confirm that telephone instructions are genuine. If such procedures are followed, neither the Fund nor any persons or entity that provides services to the RBC Funds will be liable for any losses due to unauthorized or fraudulent instructions. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. The Fund reserves the right to limit the frequency or the amount of telephone redemption requests. Once a telephone transaction has been placed, it cannot be cancelled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern time).
Shareholder Mailings. To help lower operating costs, the Fund attempts to eliminate mailing duplicate documents to the same address. When two or more RBC Fund shareholders have the same last name and address, the Fund may send only one prospectus and other similar documents, general information statement or proxy statement to that address rather than mailing separate documents to each shareholder. This practice is known as “householding.” Shareholders may opt out of this single mailing at any time by calling the RBC Funds at 1-800-422-2766 and requesting the additional copies of Fund documents.
Market Timing and Excessive Trading
Market timing may interfere with the management of the Fund’s portfolio and result in increased costs. The RBC Funds do not accommodate market timers. On behalf of the RBC Funds, the Board of Trustees has adopted policies and procedures to discourage short-term trading.
Restriction and Rejection of Purchase or Exchange Orders. The RBC Funds reserve the right to restrict or reject, for any reason, without any prior notice, any purchase order, including exchange purchases. These include transactions representing excessive trading or suspected excessive trading, transactions that may be disruptive to the management of the Fund’s portfolio, and purchase orders not accompanied by proper payment. The RBC Funds reserve the right to delay the payment of a redemption order in an exchange order for up to one business day in the event that, in the Fund’s judgment, such delay would be in the Fund’s best interest, in which case both the redemption and purchase will receive the net asset
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Shareholder Information
values of the shares redeemed and purchased at the conclusion of the delay period. Redemptions may be suspended or postponed at times when the NYSE is closed, when trading is restricted, or under certain emergency circumstances as determined by the SEC.
If detected, once an accountholder makes five exchanges between RBC Funds during a calendar year, the ability to make additional exchanges for that account may be suspended. In applying these exchange limits, the Fund may consider trading done in multiple accounts under common ownership, control or influence. These exchange limits do not apply to purchases made through the monthly exchange program. In addition, these limits may be modified at the Fund’s discretion for retirement plans to conform to plan exchange features and applicable law and regulation, and for automated or pre-established exchange, asset allocation or dollar cost averaging programs.
The RBC Funds’ policy limiting the number of exchanges applies uniformly to all investors. However, some financial intermediaries, such as investment advisors, broker-dealers, transfer agents and third-party administrators, maintain omnibus accounts in which they aggregate orders of multiple investors and forward aggregated orders to the RBC Funds. Because the Fund receives these orders on an aggregated basis and because these omnibus accounts may not be identified by the financial intermediaries as omnibus accounts, the RBC Funds may be limited in their ability to detect excessive trading or enforce its market timing policy with respect to those omnibus accounts and investors purchasing and redeeming Fund shares through those accounts.
If the RBC Funds identify an investor as a potential market timer or an intermediary as a potential facilitator for market timing in the Fund, even if the above limits have not been reached, the RBC Funds may take steps to restrict or prohibit further trading in the Fund by that investor or through that intermediary. As stated above, the Fund reserves the right to restrict or reject a purchase order for any reason without prior notice. The Fund also reserves the right to terminate an investor’s exchange privilege without prior notice.
Risks Presented by Excessive Trading Practices. Parties engaged in market timing may use many techniques to seek to avoid detection. Despite the efforts of the Fund and its agents to prevent market timing, there is no guarantee that the Fund will be able to prevent all such practices. For example, the Fund receives purchase, exchange and redemption orders through financial intermediaries and cannot always reasonably detect market timing that may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors. Omnibus account arrangements typically aggregate the share ownership positions of multiple shareholders and often result in the Fund being unable to monitor the purchase, exchange and redemption activity of a particular shareholder. To the extent that the Fund and its agents are unable to curtail excessive trading practices in the Fund, those practices may interfere with the efficient management of the Fund’s investment portfolio, and may, for example, cause the Fund to maintain a higher cash balance than it otherwise would have maintained or to experience higher portfolio turnover than it otherwise would have experienced. This could hinder performance and lead to
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Shareholder Information
increased brokerage and administration costs. Those increased costs would be borne by Fund shareholders.
To the extent that the Fund invests in securities that may trade infrequently, such as private placements, it may be susceptible to market timing by investors who seek to exploit perceived price inefficiencies in the Fund’s investments. This is commonly referred to as price arbitrage. Because these securities may trade infrequently, the Fund may be unable to purchase or sell investments at favorable prices in response to cash inflows or outflows caused by timing activity.
Disclosure of Portfolio Holdings
A description of the Funds’ policies and procedures regarding the disclosure of portfolio holdings is available in the Funds’ SAI. The Funds also make certain portfolio securities information available on their website which is accessed by using the Funds’ link at www.rbcgam.com. On the tenth business day after month-end, each Fund’s portfolio holdings and related weightings, and a Fund’s sector/industry weightings (all as of month-end) are posted until replaced by the next month’s information. The aforementioned disclosure may be delayed until the Fund has a full calendar quarter of performance history. In addition, each Fund’s portfolio holdings as of the most recent first and third fiscal quarter-end as filed on Form N-PORT are posted on the Funds’ website within 60 days after the applicable quarter-end.
Distribution Arrangements/Sales Charges
Class Y shares of the Fund have no sales charges or distribution/service fees.
Dividends, Distributions and Taxes
Dividends and Distributions. The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund expects to declare dividends daily and distribute its net investment income, if any, to shareholders as dividends monthly. The Fund will distribute net realized capital gains, if any, at least annually, generally in December. Dividends will also be paid at any time during the month upon total redemption of shares in an account. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution.
Annual Statements. Each year, the Fund will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in October, November, or December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Fund makes every effort to reduce the number of corrected forms mailed to you. However, if the Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares (defined below) sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.
Avoid “Buying a Dividend.” At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains,
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Shareholder Information
or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in the Fund before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”
Tax Considerations.   The Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.
For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends reported by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met. Because the income of the Fund is primarily derived from investments earning interest rather than dividend income, generally none or only a small portion of the income dividends paid to you by the Fund is anticipated to be qualified dividend income eligible for taxation by individuals at long-term capital gain tax rates.
 Sale or Redemption of Fund Shares. You will recognize taxable gain or loss on a sale, exchange or redemption of your shares in the Fund, including an exchange for shares of another RBC Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over one year at the time you sell or exchange them. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares. The Fund is required to report to you and the Internal Revenue Service annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also their cost basis for shares purchased or acquired on or after January 1, 2012 (“covered shares”). Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected.
Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
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Shareholder Information
Backup Withholding. By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding at the applicable rate on any distributions of income, capital gains, or proceeds from the sale of your shares. The Fund also must withhold if the Internal Revenue Service instructs it to do so.
State and Local Taxes. Fund distributions and gains from the sale or exchange of your Fund shares  also may be subject to state, local and foreign taxes.
Non-U.S. Shareholders. Shareholders other than U.S. persons may be subject to a different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from the Fund, as discussed in more detail in the SAI.
This discussion of “Dividends, Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.
Organizational Structure
RBC Funds Trust, formerly known as Tamarack Funds Trust, was organized as a Delaware statutory trust on December 16, 2003. Overall responsibility for the management of RBC Funds Trust is vested in the Board of Trustees.
42

Financial Highlights
The financial highlights tables are intended to help you understand the Fund’s financial performance since the class’s inception date. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial information has been audited by PricewaterhouseCoopers LLP, whose Report of the Independent Registered Public Accounting Firm, along with the Fund’s financial statements, is included in the Fund’s Form N-CSR, which is available free of charge at www.dfinview.com/usrbcgam or by calling 1-800-422-2766.
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FINANCIAL HIGHLIGHTS
RBC BlueBay Impact Bond Fund
(Selected data for a share outstanding throughout the periods indicated)
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 9/30/25	$8.81	0.33	(0.18)	0.15	(0.32)	—	(0.32)	$8.64
Year Ended 9/30/24	8.19	0.31	0.62	0.93	(0.31)	—	(0.31)	8.81
Year Ended 9/30/23	8.42	0.25	(0.23)	0.02	(0.25)	—	(0.25)	8.19
Year Ended 9/30/22	10.17	0.17	(1.71)	(1.54)	(0.14)	(0.07)	(0.21)	8.42
Year Ended 9/30/21	10.58	0.09	(0.24)	(0.15)	(0.12)	(0.14)	(0.26)	10.17
Class I
Year Ended 9/30/25	$8.84	0.35	(0.18)	0.17	(0.35)	—	(0.35)	$8.66
Year Ended 9/30/24	8.21	0.33	0.63	0.96	(0.33)	—	(0.33)	8.84
Year Ended 9/30/23	8.44	0.27	(0.23)	0.04	(0.27)	—	(0.27)	8.21
Year Ended 9/30/22	10.19	0.16	(1.67)	(1.51)	(0.17)	(0.07)	(0.24)	8.44
Year Ended 9/30/21	10.59	0.12	(0.23)	(0.11)	(0.15)	(0.14)	(0.29)	10.19
Class R6
Year Ended 9/30/25	$8.83	0.35	(0.17)	0.18	(0.35)	—	(0.35)	$8.66
Year Ended 9/30/24	8.21	0.34	0.61	0.95	(0.33)	—	(0.33)	8.83
Year Ended 9/30/23	8.44	0.27	(0.22)	0.05	(0.28)	—	(0.28)	8.21
Year Ended 9/30/22	10.19	0.16	(1.67)	(1.51)	(0.17)	(0.07)	(0.24)	8.44
Year Ended 9/30/21	10.60	0.12	(0.24)	(0.12)	(0.15)	(0.14)	(0.29)	10.19
Class Y
Year Ended 9/30/25	$8.83	0.35	(0.18)	0.17	(0.35)	—	(0.35)	$8.65
Year Ended 9/30/24	8.20	0.33	0.63	0.96	(0.33)	—	(0.33)	8.83
Year Ended 9/30/23	8.43	0.27	(0.22)	0.05	(0.28)	—	(0.28)	8.20
Year Ended 9/30/22	10.19	0.16	(1.68)	(1.52)	(0.17)	(0.07)	(0.24)	8.43
Period Ended 9/30/21(b)	10.15	0.05	0.04	0.09	(0.05)	—	(0.05)	10.19

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	For the period from April 12, 2021 (commencement of operations) through September 30, 2021.

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FINANCIAL HIGHLIGHTS
		Ratios/Supplemental Data
	Total Return(a)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 9/30/25	1.84%	$1,523	0.69%	3.81%	0.97%	63%
Year Ended 9/30/24	11.51%	1,552	0.69%	3.66%	1.03%	79%
Year Ended 9/30/23	0.18%	974	0.70%	2.89%	1.09%	79%
Year Ended 9/30/22	(15.30)%	941	0.70%	1.91%	0.70%	33%
Year Ended 9/30/21	(1.47)%	21	0.70%	0.91%	54.43%	36%
Class I
Year Ended 9/30/25	1.98%	$116,346	0.44%	4.05%	0.61%	63%
Year Ended 9/30/24	11.89%	119,230	0.44%	3.88%	0.63%	79%
Year Ended 9/30/23	0.44%	108,268	0.45%	3.15%	0.62%	79%
Year Ended 9/30/22	(15.05)%	95,006	0.45%	1.70%	0.65%	33%
Year Ended 9/30/21	(1.13)%	77,793	0.45%	1.14%	0.73%	36%
Class R6
Year Ended 9/30/25	2.15%	$124,487	0.39%	4.10%	0.48%	63%
Year Ended 9/30/24	11.82%	125,646	0.39%	3.95%	0.50%	79%
Year Ended 9/30/23	0.49%	80,372	0.40%	3.21%	0.48%	79%
Year Ended 9/30/22	(15.01)%	66,391	0.40%	1.69%	0.52%	33%
Year Ended 9/30/21	(1.17)%	81,762	0.40%	1.14%	0.62%	36%
Class Y
Year Ended 9/30/25	2.03%	$40,892	0.39%	4.10%	0.47%	63%
Year Ended 9/30/24	11.96%	47,484	0.39%	3.92%	0.49%	79%
Year Ended 9/30/23	0.49%	51,555	0.40%	3.19%	0.49%	79%
Year Ended 9/30/22	(15.11)%	51,307	0.40%	1.70%	0.50%	33%
Period Ended 9/30/21(b)	0.90%(c)	60,373	0.40%(d)	0.99%(d)	0.59%(d)	36%

*
During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated. The impact of the voluntary waivers for each period was less than 0.01% except for the periods ended September 30, 2024 and September 30, 2025, when the Fund’s net expense ratios would increase by an amount of 0.01%.

**
Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rate includes to-be-announced (“TBA”)
transactions.

(a)
Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(b)	For the period from April 12, 2021 (commencement of operations) through September 30, 2021.
(c)	Not annualized.
(d)	Annualized.
45

Privacy Policy
RBC Funds
Notice of Privacy Policy & Practices
The RBC Funds recognize and respect the privacy concerns and expectations of our customers, including individuals who provide their nonpublic personal information to the RBC Funds but do not invest in the Fund’s shares. We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to our affiliates and to third parties who are not affiliated with the RBC Funds. For the purpose of this Policy, our affiliates are companies that are related by common ownership or control with RBC Global Asset Management (U.S.) Inc.
Collection of Customer Information
We collect nonpublic personal information about our customers from the following sources:
• Account Applications and Other Forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;
• Account History, including information about the transactions and balances in a customer’s accounts; and
• Correspondence, written, telephonic or electronic between a customer and the RBC Funds or service providers to the RBC Funds.

Disclosure of Customer Information
We may disclose all of the information described above to our affiliates and to certain third parties who are not affiliated with the Fund under one or more of these circumstances:
• As Authorized — if you request or authorize the disclosure of the information.
• As Permitted by Law — for example, sharing information with companies who maintain or service customer accounts for the RBC
Funds is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts.
• Under Joint Agreements — we may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

Security, Safeguarding and Destruction of Customer Information and Reports
We require service providers to the RBC Funds to maintain:
• Policies and procedures designed to assure only appropriate access to, and use of information about customers of, the RBC Funds;
• Physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of the
RBC Funds;
• Physical, electronic and procedural safeguards for the proper disposal of customer and consumer report information, as defined in Rule
30(b)(1)(ii) of Regulation S-P.

Delegation
The RBC Funds have delegated the responsibility to implement appropriate written procedures for such safeguarding and disposal of customer and consumer report information and records to the Fund’s transfer agent and/or any other service provider who may come into possession of such information.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the RBC Funds.
46

Where to Learn More About the Fund
For more information about the Fund, the following documents are available free upon request, once available:
Annual/Semi-Annual Reports (Reports) and Form N-CSR:
The Fund’s Reports to shareholders and Form N-CSR contain additional information on the Fund’s investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In the Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.
Statement of Additional Information (SAI):
The SAI provides more detailed information about the Fund, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.

 You can get free copies of the Reports, the SAI and Form N-CSR, or request other information and discuss your questions about the Fund by contacting a broker or bank that sells the Fund, or contacting the Funds at:
RBC Funds
c/o U.S. Bank Global Fund Services
PO Box 219252
Kansas City, MO 64121-9252
Telephone: 1-800-422-2766
 You may also visit the Fund’s website at www.dfinview.com/usrbcgam for a free copy of the Fund’s Prospectus, SAI, Reports or Form N-CSR.
Information from the Securities and Exchange Commission:
You can review and obtain copies of Fund documents from the SEC as follows:
On the EDGAR database via the Internet:
www.sec.gov
By electronic request:
publicinfo@sec.gov
(The SEC charges a fee to copy any documents.)
Investment Company Act File No. 811-21475.
RBC Impact PRO 1/26

RBC FUNDS TRUST
250 NICOLLET MALL, SUITE 1550
MINNEAPOLIS, MINNESOTA 55401
GENERAL AND ACCOUNT INFORMATION
(800) 422-2766
STATEMENT OF ADDITIONAL INFORMATION
January 28, 2026
For each of the following Funds:

RBC SMID Cap Growth Fund
Class A:	TMCAX
Class I:	TMCIX
Class R6:	RSMRX

RBC BlueBay Access Capital Community Investment Fund
Class A:	ACASX
Class I:	ACCSX
Class IS:	ACATX

RBC BlueBay Impact Bond Fund
Class A:	RIBAX
Class I:	RIBIX
Class R6:	RIBRX

RBC BlueBay Emerging Market Debt Fund
Class A:	RESAX
Class I:	RBESX
Class R6:	RBERX

RBC BlueBay High Yield Bond Fund
Class A:	RHYAX
Class I:	RGHYX
Class R6:	RHYRX

RBC BlueBay Core Plus Bond Fund
Class A:	RCPAX
Class I:	RCPIX
Class R6:	RCPRX

RBC BlueBay Strategic Income Fund
Class A:	RBIAX
Class I:	RBSIX
Class R6:	RBSRX

RBC BlueBay U.S. Government Money Market Fund
Class A:	RGMXX
Institutional Class 1:	TUGXX
Institutional Class 2:	TIMXX
Investor Class:	TUIXX
This Statement of Additional Information (“SAI”) describes the RBC Equity Funds (RBC SMID Cap Growth Fund); the RBC BlueBay Impact Investment Funds (RBC BlueBay Access Capital Community Investment Fund (the “Access Fund”) and RBC BlueBay Impact Bond Fund); the RBC BlueBay Emerging Market Debt Fund, RBC BlueBay High Yield Bond Fund, RBC BlueBay Core Plus Bond Fund, and RBC BlueBay Strategic Income Fund; and the RBC BlueBay U.S. Government Money Market Fund (each, a “Fund” and together the “Funds”) of RBC Funds Trust (the “Trust”) advised by RBC Global Asset Management (U.S.) Inc. (the “Adviser”). RBC BlueBay Emerging Market Debt Fund and RBC BlueBay High Yield Bond Fund are sub-advised by RBC Global Asset Management (UK) Limited (the “Sub-Adviser” or “RBC GAM UK”).
Each Fund has a distinct investment objective and policies. Shares of the Funds are sold to the public by Quasar Distributors, LLC (the “Distributor”) and are sold as investment vehicles for individuals, institutions, corporations and fiduciaries, including customers of the Advisor or its affiliates. Investor Class shares of the RBC BlueBay U.S. Government Money Market Fund are available only to brokerage and advisory clients of RBC Capital Markets, LLC (“RBC Capital Markets”), clients of introducing brokers that clear transactions through RBC Clearing & Custody, an affiliate of RBC Capital Markets, and clients of RBC Clearing & Custody as cash sweep options.
The Trust is offering an indefinite number of shares of each class of shares offered by the particular Fund. See “Additional Purchase and Redemption Information” and “Other Information — Capitalization” below.
This SAI is not a prospectus and is authorized for distribution only when preceded or accompanied by the prospectus for the RBC Equity Funds, the RBC BlueBay Impact Investment Funds, the RBC BlueBay Emerging Market Debt Fund, RBC BlueBay High Yield Bond Fund, RBC BlueBay Core Plus Bond Fund and RBC BlueBay Strategic Income Fund or the RBC BlueBay U.S. Government Money Market Fund, each dated January 28, 2026, as applicable. This SAI contains additional and more detailed information than that set forth in each Prospectus and should be read in conjunction with the Prospectuses. The financial statements and related reports of the independent registered public accounting firm in the Form N-CSR for the Funds for the most recent fiscal year are incorporated by reference into this SAI. Copies of the Annual and Semi-Annual Reports and Form N-CSR for the Funds and the Prospectuses for the Funds are available without charge and may be obtained by writing or calling the Funds at the address or telephone number printed above, or on the Funds’ website at www.dfinview.com/usrbcgam.

PAGE
Investment Policies	1
Additional Investment Policies for the RBC BlueBay U.S. Government Money Market Fund	1
Description of Securities and Investment Practices	2
Asset-Backed Securities (RBC BlueBay Impact Bond Fund, RBC BlueBay Emerging Market Debt Fund, RBC BlueBay High Yield Bond Fund, RBC BlueBay Core Plus Bond Fund and RBC BlueBay Strategic Income Fund)	2
Bank and Savings and Loan Obligations (RBC SMID Cap Growth Fund)	3
Borrowing (Access Fund)	3
Cash Management (All Funds Except RBC BlueBay Emerging Market Debt Fund, RBC BlueBay High Yield Bond Fund, RBC BlueBay Core Plus Bond Fund, RBC BlueBay Strategic Income Fund and RBC BlueBay U.S. Government Money Market Fund)	3
Cash Management (RBC BlueBay Emerging Market Debt Fund, RBC BlueBay High Yield Bond Fund, RBC BlueBay Core Plus Bond Fund and RBC BlueBay Strategic Income Fund)	4
Commercial Paper (All Funds)	4
Additional Provision Regarding Cash Management and Commercial Paper (Access Fund)	4
Convertible Securities (All Funds Except RBC SMID Cap Growth Fund, RBC BlueBay Impact Investment Funds and RBC BlueBay U.S. Government Money Market Fund)	4
Corporate Debt Securities (All Funds Except RBC SMID Cap Growth Fund and RBC BlueBay U.S. Government Money Market Fund)	5
Counterparties (RBC BlueBay U.S. Government Money Market Fund)	6
Credit Enhancement (Access Fund)	6
Credit Linked Notes (RBC BlueBay Emerging Market Debt Fund, RBC BlueBay High Yield Bond Fund, RBC BlueBay Core Plus Bond Fund and RBC BlueBay Strategic Income Fund)	6
Cybersecurity (All Funds)	7
Debt Securities (All Funds Except RBC BlueBay U.S. Government Money Market Fund)	7
Derivatives (All Funds Except RBC BlueBay U.S. Government Money Market Fund)	7
Futures	8
Options	9
Options on Futures Contracts	10
Risks of Futures and Related Options Investments	11
Foreign Currency Options (All Funds except RBC Equity Funds, Access Fund and RBC BlueBay U.S. Government Money Market Fund)	12
Risks of Foreign Currency Options	12
Forward Foreign Currency Exchange Contracts (All Funds except RBC Equity Funds, Access Fund and RBC BlueBay U.S. Government Money Market Fund)	12
Risks of Forward Foreign Currency Exchange Contracts	13
Swap Agreements (RBC BlueBay Impact Investment Funds, RBC BlueBay Emerging Market Debt Fund, RBC BlueBay High Yield Bond Fund, RBC BlueBay Core Plus Bond Fund and RBC BlueBay Strategic Income Fund)	13
Risks of Swap Agreements	15
Risks of Potential Regulation of Swaps and Other Derivatives	16
Distressed Debt Securities (RBC BlueBay Emerging Market Debt Fund, RBC BlueBay High Yield Bond Fund, RBC BlueBay Core Plus Bond Fund and RBC BlueBay Strategic Income Fund)	17
Emerging Markets (RBC SMID Cap Growth Fund, RBC BlueBay Emerging Market Debt Fund, RBC BlueBay High Yield Bond Fund, RBC BlueBay Core Plus Bond Fund and RBC BlueBay Strategic Income Fund)	17
Equity Securities (All Funds Except RBC BlueBay Impact Bond Fund and RBC BlueBay U.S. Government Money Market Fund)	18
Exchange-Traded Notes (All Funds Except RBC SMID Cap Growth Fund and RBC BlueBay U.S. Government Money Market Fund)	19
1

PAGE
Foreign Securities (RBC Equity Funds, RBC BlueBay Impact Bond Fund, RBC BlueBay Emerging Market Debt Fund, RBC BlueBay High Yield Bond Fund, RBC BlueBay Core Plus Bond Fund and RBC BlueBay Strategic Income Fund)	19
Forward Commitments and When-Issued Securities (All Funds Except RBC SMID Cap Growth Fund)	20
High Yield Securities (RBC BlueBay Impact Bond Fund, RBC BlueBay Emerging Market Debt Fund, RBC BlueBay High Yield Bond Fund, RBC BlueBay Core Plus Bond Fund and RBC BlueBay Strategic Income Fund)	21
Identifying Investment Opportunities (Access Fund)	22
Illiquid and Restricted Securities (All Funds Except RBC BlueBay U.S. Government Money Market Fund)	23
Illiquid Investments and Restricted Securities (RBC BlueBay U.S. Government Money Market Fund)	23
Inflation/Deflation Risk (All Funds)	24
Investment Companies (All Funds)	24
Investment Grade Securities (RBC BlueBay Impact Investment Funds, RBC BlueBay Emerging Market Debt Fund, RBC BlueBay High Yield Bond Fund, RBC BlueBay Core Plus Bond Fund and RBC BlueBay Strategic Income Fund)	26
Initial Public Offerings (RBC SMID Cap Growth Fund)	26
Legislation and Regulation Risks (Access Fund)	26
Legislation and Regulation Risks (All Funds)	26
Limited Partnership Interests (RBC SMID Cap Growth Fund)	28
Loan Assignments and Participations (RBC BlueBay Impact Bond Fund, RBC BlueBay Emerging Market Debt Fund, RBC BlueBay High Yield Bond Fund, RBC BlueBay Core Plus Bond Fund and RBC BlueBay Strategic Income Fund)	28
Market Risk (All Funds)	29
Mortgage-Related Securities (RBC BlueBay Impact Investment Funds, RBC BlueBay Core Plus Bond Fund and RBC BlueBay Strategic Income Fund)	31
Municipal Bonds and Notes (RBC BlueBay U.S. Government Money Market Fund)	32
Municipal Obligations (RBC BlueBay Impact Investment Funds, RBC BlueBay Emerging Market Debt Fund, RBC BlueBay Core Plus Bond Fund and RBC BlueBay Strategic Income Fund)	33
Municipal Variable Rate Demand Obligations (RBC BlueBay U.S. Government Money Market Fund, RBC BlueBay Emerging Market Debt Fund, RBC BlueBay Core Plus Bond Fund and RBC BlueBay Strategic Income Fund)	35
Non-Diversified Status (Access Fund)	35
Operational Processes (RBC BlueBay U.S. Government Money Market Fund)	35
Private Placement Securities (RBC BlueBay Impact Investment Funds, RBC BlueBay Emerging Market Debt Fund, RBC BlueBay High Yield Bond Fund, RBC BlueBay Core Plus Bond Fund and RBC BlueBay Strategic Income Fund)	36
Qualified Financial Contracts (All Funds Except RBC SMID Cap Growth Fund and RBC BlueBay U.S. Government Money Market Fund)	36
Real Estate Investment Trusts (RBC SMID Cap Growth Fund and RBC BlueBay Impact Investment Funds)	36
Repurchase Agreements (All Funds Except RBC SMID Cap Growth Fund)	36
Reverse Repurchase Agreements (All Funds Except RBC SMID Cap Growth Fund)	38
Securities of Smaller Companies (RBC SMID Cap Growth Fund, RBC BlueBay Emerging Market Debt Fund, RBC BlueBay Core Plus Bond Fund and RBC BlueBay Strategic Income Fund)	38
Sovereign Bonds (RBC BlueBay Impact Bond Fund, RBC BlueBay Emerging Market Debt Fund, RBC BlueBay High Yield Bond Fund, RBC BlueBay Core Plus Bond Fund and RBC BlueBay Strategic Income Fund)	38
2

PAGE
Subordinated Debts (RBC BlueBay Impact Bond Fund, RBC BlueBay Emerging Market Debt Fund, RBC BlueBay High Yield Bond Fund, RBC BlueBay Core Plus Bond Fund and RBC BlueBay Strategic Income Fund)	39
Temporary Defensive Positions (All Funds Except RBC BlueBay U.S. Government Money Market Fund)	39
U.S. Government Securities (All Funds except RBC BlueBay High Yield Bond Fund)	39
Variable and Floating Rate Demand and Master Demand Notes (All Funds Except RBC SMID Cap Growth Fund and RBC BlueBay U.S. Government Money Market Fund)	41
Warrants (RBC SMID Cap Growth Fund)	41
Investment Restrictions	41
Supplemental Clarification of Certain Fundamental Investment Policies/Restrictions	42
Non-Fundamental Investment Restrictions	43
Additional Purchase and Redemption Information	45
Exchange of Fund Shares	48
Management	49
Trustees and Officers	49
Control Persons and Principal Holders of Securities	57
Investment Adviser and Investment Sub-Adviser	64
Investment Adviser	64
Portfolio Managers	68
Proxy Voting Policies	73
Distribution of Fund Shares	74
Shareholder Servicing Plan (All Funds except RBC BlueBay U.S. Government Money Market Fund)	76
Shareholder Account and Distribution Services Plan (Class A, Institutional Class 2 and Investor Class of the RBC BlueBay U.S. Government Money Market Fund)	77
Shareholder Servicing Plan (Institutional Class 1 of the RBC BlueBay U.S. Government Money Market Fund)	78
Administrative Services	79
Determination of Net Asset Value (All Funds Except RBC BlueBay U.S. Government Money Market Fund)	81
Determination of Net Asset Value (RBC BlueBay U.S. Government Money Market Fund)	83
Portfolio Transactions	84
Portfolio Turnover	89
Taxation	90
Other Information	104
Capitalization	104
Voting Rights	104
Other Service Providers	104
Independent Registered Public Accounting Firm	105
Code of Ethics	105
Portfolio Holdings Disclosure Policies and Procedures	105
Registration Statement	107
Financial Statements	107
Appendix A – Ratings of Debt Instruments	A-1
Appendix B – Proxy Voting Policies and Procedures	B-1
3

Investment Policies
The investment objective and principal investment strategies of each Fund are set forth in that Fund’s Prospectus. This SAI contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize, and certain risks attendant to such investments, policies and strategies. With the exception of the RBC Small Cap Value Fund the investment objective of each of the RBC Equity Funds is a fundamental policy of the Fund and may not be changed without the approval of the Fund’s shareholders. The investment objectives of the RBC Small Cap Value Fund, RBC BlueBay Impact Investment Funds, RBC BlueBay Emerging Market Debt Fund, RBC BlueBay High Yield Bond Fund, RBC BlueBay Core Plus Bond Fund and RBC BlueBay Strategic Income Fund, and the RBC BlueBay U.S. Government Money Market Fund are not fundamental and may, therefore, be changed by the Board of Trustees without shareholder approval. Unless otherwise indicated, each investment policy and practice applies to all Funds.
Additional Investment Policies for the RBC BlueBay U.S. Government Money Market Fund:
Rule 2a-7 Standards. The RBC BlueBay U.S. Government Money Market Fund is managed in accordance with Rule 2a-7 (“Rule 2a-7”) under the Investment Company Act of 1940, as amended (the “1940 Act”), which imposes strict portfolio quality, maturity, diversification and liquidity standards on money market funds. The Trust’s Board of Trustees (the “Board of Trustees”) has adopted guidelines designed to ensure compliance with Rule 2a-7 by the Fund, and the Board oversees the day-to-day determinations by the Adviser that the Fund is in compliance with Rule 2a-7. In certain respects, as described below, the Fund is managed in accordance with standards that are stricter than those required by Rule 2a-7.
Credit Quality. The RBC BlueBay U.S. Government Money Market Fund may invest exclusively in U.S. dollar-denominated investments that present minimal credit risk and are within Rule 2a-7’s definition of “Eligible Securities.” Eligible Securities include securities that the Adviser determines to present minimal credit risk based on the analysis of certain factors as required by regulation.
Maturity. Each investment by the RBC BlueBay U.S. Government Money Market Fund must mature (or be deemed by Rule 2a-7 to mature) within 397 days of the date of investment. In addition, the Fund must maintain a dollar-weighted average portfolio maturity of 60 days or less and a dollar-weighted average life (portfolio maturity measured without reference to provisions that otherwise permit the maturity of certain adjustable-rate securities to be deemed to be “shortened” to their next interest rate reset date) of 120 days or less.
Diversification. Immediately after the purchase of any security by the RBC BlueBay U.S. Government Money Market Fund (other than a U.S. Government security), the Fund may not have invested more than 5% of its total assets in securities issued by the issuer, except for certain temporary investments. Immediately after the Fund acquires a security subject to a guarantee (other than a guarantee that is a U.S. Government security), not more than 10% of the Fund’s total assets may be invested in securities either issued or guaranteed by the guarantor.
Liquidity. The RBC BlueBay U.S. Government Money Market Fund may not invest more than 5% of its total assets (measured at the time of acquisition) in illiquid securities, as defined under Rule 2a-7. The Fund is required to invest at least 25% of its total assets (measured at the time of acquisition) in “daily liquid assets” and at least 50% of its total assets (measured at the time of acquisition) in “weekly liquid assets.” “Daily liquid assets” are cash (including demand deposits), direct obligations of the U.S. Government, securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within one business day and amounts receivable and unconditionally due within one business day on pending sales of portfolio securities. “Weekly liquid assets” are cash (including demand deposits), direct obligations of the U.S. Government, U.S. Government agency/instrumentality discount notes without payment of interest with remaining maturities of 60 days or less, securities (including repurchase agreements) that will
1

mature or are subject to a demand feature that is exercisable and payable within five business days and amounts receivable and unconditionally due within five business days on pending sales of portfolio securities.
Securities purchased by the RBC BlueBay U.S. Government Money Market Fund mature within 397 days from the date of purchase or carry variable or floating rates that are adjusted at least every 397 days and have demand features and other characteristics that under applicable law and interpretations of law permit the securities to be treated as if they mature in 397 days or less from the date of purchase.
Description of Securities and Investment Practices
Asset-Backed Securities (RBC BlueBay Impact Bond Fund, RBC BlueBay Emerging Market Debt Fund, RBC BlueBay High Yield Bond Fund, RBC BlueBay
Core Plus Bond Fund and RBC BlueBay Strategic Income Fund).Asset-backed securities represent participations in, or are secured by and payable from, pools of assets including, but not limited to, company receivables, truck and auto loans, leases and credit card receivables. These securities may be in the form of pass-through instruments or asset-backed bonds. Asset-backed securities are issued by non-governmental entities and carry no direct or indirect government guarantee; the asset pools that back asset-backed securities are securitized through the use of privately-formed trusts or special purpose corporations. Asset-backed securities differ from conventional debt securities and are subject to certain additional risks because principal is paid back over the life of the security rather than at maturity. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate.
Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present. Payments on asset-backed securities depend upon assets held by the issuer and collections of the underlying loans. The value of these securities depends on many factors, including changing interest rates, the availability of information about the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided.
Like mortgages underlying mortgage-backed securities, automobile sales contracts or credit card receivables underlying asset-backed securities are also subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal prepayment rates tend not to vary much with interest rates, and the short-term nature of the underlying car loans or other receivables tends to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in prepayment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. In certain market conditions, asset-backed securities may experience volatile fluctuations in value and periods of illiquidity. If consistent with its investment objective and policies, a Fund may invest in other asset-backed securities that may be developed in the future. Certain asset-backed securities may be considered derivative instruments.
Asset-backed securities also include collateralized loan obligations, collateralized bond obligations and collateralized debt obligations. With regard to such securities, the underlying asset pool generally consists of non-investment grade loans, interests in non-investment grade loans, high yield debt securities and other debt instruments, which are subject to liquidity, market value, credit, interest rate, reinvestment and certain other risks. The underlying assets will generally be subject to greater risks than investment-grade corporate obligations. Such investments are normally considered speculative in nature. The underlying assets are typically actively managed by an investment manager, and as a result will be traded, subject to rating agency and other constraints, by such investment managers. The aggregate return on the underlying assets will depend in part upon the ability of the relevant investment manager to actively manage the related portfolio.
2

Bank and Savings and Loan Obligations (RBC SMID Cap Growth Fund).These obligations include negotiable certificates of deposit, bank notes and bankers’ acceptances. The Fund may also invest in dollar-denominated certificates of deposit, time deposits, or other obligations issued by foreign branches of U.S. banks or by foreign banks located abroad. The Fund limits its bank investments to dollar-denominated obligations of U.S. or foreign banks which have more than $1 billion in total assets at the time of investment and, in the case of U.S. banks, are members of the Federal Reserve System or are examined by the Comptroller of the Currency, or whose deposits are insured by the Federal Deposit Insurance Corporation. Savings and loan investments are limited to obligations issued by entities with assets in excess of $1 billion, are regulated by the Office of the Comptroller of the Currency and are insured by the Federal Deposit Insurance Corporation. Certificates of deposit and bank notes are short-term, interest-bearing negotiable certificates issued by a commercial bank against funds deposited in the bank. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date.
Borrowing (Access Fund).The Access Fund may borrow money from banks to obtain additional funds to make investments and may also enter into derivative contracts that have a borrowing effect. Additionally, the Access Fund may enter into reverse repurchase agreements and/or engage in certain derivative transactions that may be deemed to create leverage. Typically, the Access Fund borrows to satisfy shareholder redemptions, if necessary, but it also is authorized to borrow to finance additional investments. The Access Fund will borrow to finance additional investments only when the Adviser believes that the potential return on such additional investments will exceed the costs incurred in connection with the borrowing.
Engaging in borrowings, entering into reverse repurchase agreements and engaging in certain derivative transactions may be deemed to create leverage. The use of leverage increases investment risk. Although leverage can enhance return on invested capital, if the return on the investments purchased with borrowed funds fails to cover the fixed cost of the borrowings, or if the return is negative, the value of the Fund’s net assets will decline more rapidly than would be the case in the absence of leverage. For this reason, leverage increases investment risk and is considered a speculative investment technique. The Access Fund expects to be required to pledge portfolio assets as collateral for their borrowings or other investments deemed to be borrowings. If the Access Fund is unable to service its borrowings, the Access Fund may risk the loss of such pledged assets. In addition, if the interest rates on floating or variable rate borrowings increase at a time when the Fund holds fixed-rate securities or the Fund holds variable rate securities whose interest rates do not increase as much as the rate on the Fund’s borrowings, the Fund’s income and yield will be adversely affected. Lenders also may require that the Fund agree to loan covenants that could restrict its investment flexibility in the future (e.g., by limiting the Fund’s ability to incur additional debt), and loan agreements may provide for acceleration of the maturity of the indebtedness if certain financial tests are not met. The Access Fund may be required to dispose of or seek prepayment of assets at a time it would otherwise not do so to repay indebtedness in a timely fashion. The Board of Trustees monitors the use of leverage.
Even though mutual funds generally may borrow money from banks in amounts up to 1/3 of the value of their total assets, less all liabilities and indebtedness not represented by senior securities, the Access Fund has adopted a fundamental policy to borrow money only in amounts up to 25% of the Fund’s average gross assets less accrued liabilities, other than indebtedness for borrowing.
Cash Management (All Funds Except RBC BlueBay Emerging Market Debt Fund, RBC BlueBay High Yield Bond Fund, RBC BlueBay Core Plus Bond Fund, RBC BlueBay Strategic Income Fund and RBC BlueBay U.S. Government Money
Market Fund).The Funds may invest a portion of their assets in cash or high-quality, short-term debt obligations readily convertible into cash. Such high quality, short-term obligations include: money market securities, money market mutual funds, commercial paper, bank certificates of deposit, and repurchase agreements collateralized by government securities. These investments may be used for cash management
3

purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses, or they may be used while a Fund looks for suitable investment opportunities. There may also be times when a Fund attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in these types of investments for temporary defensive purposes. During these times, the Fund may not be able to pursue its primary investment objective and, instead, will focus on preserving its assets.
The securities used for cash management can go down in value. The market value of debt securities generally varies in response to changes in interest rates. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of these securities generally declines. These changes in market value will be reflected in a Fund’s net asset value (“NAV”).
Cash Management (RBC BlueBay Emerging Market Debt Fund, RBC BlueBay High Yield Bond Fund, RBC BlueBay Core Plus Bond Fund and RBC BlueBay
Strategic Income Fund).Cash and cash equivalents may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses, or they may be used while a Fund looks for suitable investment opportunities. There may also be times when a Fund attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in these types of investments for temporary, defensive purposes. During these times, the Fund may not be able to pursue its primary investment objective and, instead, will focus on preserving its assets.
Commercial Paper (All Funds).The term commercial paper generally refers to short-term unsecured promissory notes. Commercial paper may be issued by both foreign and domestic entities, which may include bank holding companies, corporations, special purpose corporations, financial institutions, and at times government agencies and financial instrumentalities. Investments in commercial paper may be in the form of discounted securities, be issued at par, and be variable rate demand notes and variable rate master demand notes, all with stated or anticipated maturities within 397 days. Commercial paper may be issued as taxable or tax-exempt securities. All commercial paper purchased by a Fund must meet minimum rating criteria for that Fund.
Additional Provision Regarding Cash Management and Commercial Paper
(Access Fund).The Fund’s investments in short-term instruments, for cash management and other purposes, and in commercial paper will count towards the Fund’s First Tier Holdings described in the Prospectus.
Convertible Securities (All Funds Except RBC SMID Cap Growth Fund, RBC BlueBay Impact Investment Funds and RBC BlueBay U.S. Government Money
Market Fund).Convertible securities give the holder the right to exchange the security for a specific number of shares of common stock and entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities include convertible preferred stocks, convertible bonds, notes and debentures, and other securities. Convertible securities typically involve less credit risk than common stock of the same issuer because convertible securities are “senior” to common stock — i.e., they have a prior claim against the issuer’s assets. Convertible securities have unique investment characteristics, in that they generally (i) have higher yields than common stocks, but pay lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.
Investments in convertible bonds may, in addition to normal bond risks and fluctuations, be subject to fluctuations in response to numerous factors, including, variations in the periodic operating results of the issuer, changes in investor perceptions of the issuer, the depth and liquidity of the market for convertible bonds and changes in actual or forecasted global or regional economic conditions. In addition, the global bond markets have from time to time experienced extreme price and volume fluctuations. Any such broad market
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fluctuations may adversely affect the trading price of convertible bonds. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third-party. Any of these actions could have an adverse effect on a Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund.
Contingent convertible bonds (“CoCo bonds”) are hybrid bonds typically issued by banks. When the issuer’s capital ratio falls below a specified trigger level, or in a regulator’s discretion depending on the regulator’s judgment about the issuer’s solvency prospects, a CoCo bond may be written down, written off or converted into an equity security. Due to the contingent write-down, write-off and conversion feature, CoCo bonds may have substantially greater risk than other securities in times of financial stress. If the trigger level is breached, the issuer’s decision to write down, write off or convert a CoCo bond may be outside a Fund’s control. Any such action could have an adverse effect on the Fund’s returns, and the Fund may suffer a complete loss on an investment in CoCo bonds with no chance of recovery even if the issuer remains in existence.
In addition, coupon payments on contingent convertible securities are discretionary and may be cancelled by the issuer at any point, for any reason, and for any length of time. The discretionary cancellation of payments is not an event of default and there are no remedies to require re-instatement of coupon payments or payment of any past missed payments. Coupon payments may also be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves. Due to uncertainty surrounding coupon payments, contingent convertible securities may be volatile, and their price may decline rapidly in the event that coupon payments are suspended.
Contingent convertible securities typically are structurally subordinated to traditional convertible bonds in the issuer’s capital structure. In certain scenarios, investors in contingent convertible securities may suffer a loss of capital ahead of equity holders or when equity holders do not. Contingent convertible securities are perpetual instruments and may only be callable at predetermined dates upon approval of the applicable regulatory authority. There is no guarantee that a Fund will receive return of principal on contingent convertible securities. Moreover, convertible contingent securities are a newer form of instrument and the regulatory environment for these instruments continues to evolve. Because the market for contingent convertible securities is evolving, it is uncertain how the larger market for contingent convertible securities would react to an issuer’s capital ratio falling below a specific trigger level or a coupon suspension applicable to a single issuer.
Contingent convertible securities are subject to additional risk factors. A contingent convertible security is a hybrid debt security typically issued by a non-U.S. bank that may be convertible into equity or may be written down if a pre-specified trigger event such as a decline in capital ratio below a prescribed threshold occurs. If such a trigger event occurs, a Fund may lose the principal amount invested on a permanent or temporary basis or the contingent convertible security may be converted to equity. Coupon payments on contingent convertible securities may be discretionary and may be cancelled by the issuer. Holders of contingent convertible securities may suffer a loss of capital when comparable equity holders do not.
Corporate Debt Securities (All Funds Except RBC SMID Cap Growth Fund and
RBC BlueBay U.S. Government Money Market Fund).The Funds may invest in corporate debt securities (corporate bonds, debentures, notes and similar corporate debt instruments) which meet the applicable rating criteria established for each Fund. The Funds may also invest in hybrid corporate debt, including Tier I and Tier II bank capital securities and bank trust preferred securities.
Corporate debt securities are taxable debt obligations issued by corporations, are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to factors such as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. The market value of a debt security generally reacts inversely to interest rate
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changes. When prevailing interest rates decline, the price of the debt obligation usually rises, and when prevailing interest rates rise, the price usually declines.
After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, the Adviser or Sub-Adviser will consider such event in its determination of whether the Fund should continue to hold the security. To the extent the ratings given by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Financial Services LLC (“S&P”) or another rating agency change as a result of changes in such organizations or their rating systems, the Funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI.
Counterparties (RBC BlueBay U.S. Government Money Market Fund).The Fund is subject to the risk of the failure of any markets in which its positions trade, of its clearinghouses, of any counterparty or guarantor to the Fund’s transactions or of any service provider to the Fund. Their inability or unwillingness to honor obligations can subject the Fund to credit losses incurred from late payments, failed payments and default. In times of general market turmoil, even large, well-established financial institutions may fail rapidly with little warning.
Credit Enhancement (Access Fund).Most of the Fund’s investments will have one or more forms of credit enhancement. An investor (e.g., the Fund) in a credit enhanced debt instrument typically relies upon the credit rating of the credit enhancer to evaluate an issue’s credit quality and appropriate pricing level. In the case of the Fund, these credit enhancers will include Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”), and Government National Mortgage Association (“Ginnie Mae”), as well as Federal Housing Administration (“FHA”) and other government sponsored enterprises (“GSEs”). If an underlying loan defaults on a Fund investment that has credit enhancement, funds received from the credit enhancer to meet the financial obligation will result in principal prepayment. Such an event may require the Adviser to arrange for another investment as a replacement in the Fund’s portfolio. There can be no assurance that the Adviser would be able to arrange an alternative investment with comparable returns and/or terms to the prepaid investment, or that the process of arranging such alternative investment would not add to the costs of managing the Fund.
The Fund may invest more than 25% of its assets in securities for which a single credit enhancer provides enhancement. There can be no assurance that one or more of the credit enhancers will not cease to exist or sustain substantial changes to their mandate, or that the credit rating of a public or private entity used as a credit enhancer on a Fund investment will remain unchanged over the period of the Fund’s ownership of that investment. The Fund is not obligated to sell an investment that has experienced a credit downgrade. Obligations of U.S. Government agencies, authorities, instrumentalities and GSEs (such as Fannie Mae and Freddie Mac) have historically involved little risk of loss of principal if held to maturity. However, the maximum potential liability of the issuers of some of these securities may greatly exceed their current resources and no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.
Credit Linked Notes (RBC BlueBay Emerging Market Debt Fund, RBC BlueBay High Yield Bond Fund, RBC BlueBay Core Plus Bond Fund and RBC BlueBay
Strategic Income Fund).Credit linked notes and similar structured notes involve a counterparty structuring a note whose value is intended to move in line with the underlying security specified in the note. Unlike financial derivative instruments, cash is transferred from the buyer to the seller of the note. In the event that the counterparty (the party that structures the note) defaults, the risk to the Funds is to that of the counterparty, irrespective of the value of the underlying security within the note. Additional risks result from the fact that the documentation of such notes tends to be highly customized. The liquidity of a credit linked note or similar notes can be less than that for the underlying security, a regular bond or debt instrument, and this may adversely affect either the ability to sell the position or the price at which such a sale is transacted.
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Cybersecurity (All Funds).With the increased use of technologies such as the Internet to conduct business, the Funds are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cybersecurity failures or breaches by the Funds’ Adviser, and other service providers (including Fund accountants, custodians, transfer agents and administrators), and the issuers of securities in which a Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Funds and their service providers have established business continuity plans in the event of, and systems designed to reduce the risks associated with, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cybersecurity plans and systems put in place by service providers to the Funds and issuers in which the Funds invest. Moreover, there is a risk that cyber-attacks will not be detected. The Funds and their shareholders could be negatively impacted as a result.
Debt Securities (All Funds Except RBC BlueBay U.S. Government Money
Market Fund).Investments in certain debt securities will be especially subject to the risk that, during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.
The Funds are subject to the risks associated with changing interest rates and/or bond yields. Any interest rate changes or other adverse conditions (e.g., inflation/deflation, increased selling of certain fixed-income investments across other pooled investment vehicles or accounts, changes in investor perception, or changes in government intervention in the markets) could cause the value of any Fund that invests in debt securities to decrease. As such, debt securities markets are subject to interest rate and liquidity risk, as well as volatility. If changing interest rates cause a Fund to lose value, the Fund could also face increased shareholder redemptions, which would further impair the Fund’s ability to achieve its investment objectives.
The capacity for traditional dealers to engage in fixed-income trading for certain fixed-income instruments has not kept pace with the growth of the fixed income market, and in some cases has decreased. As a result, because dealers acting as market makers provide stability to a market, the significant reduction in certain dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed-income markets. Such issues may be exacerbated during periods of economic uncertainty or market volatility.
Derivatives (All Funds Except RBC BlueBay U.S. Government Money Market
Fund).Derivatives and other similar investments (referred to collectively as “derivatives”) are financial instruments which have a value that is based on (“derived from”) the value of one or more other assets, such as securities, interest rates, currencies, commodities or market indexes (“reference assets”). Derivatives include futures, options, options on futures, forwards, and swap agreements (see additional disclosure below). The risks associated with the use of derivatives are different from, and may be greater than, the risks associated with investing in the reference asset on which the derivative is based. Derivatives are highly specialized instruments that require investment and analysis techniques different from those associated with standard bond and equity securities. Using derivatives requires an understanding not only of the reference asset, but of the derivative instrument itself, without the benefit of observing the performance of the derivative under all potential market conditions. The Funds, as described in more detail below, may invest in various types of derivatives for the purpose of risk management, for investment purposes (RBC BlueBay Emerging Market
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Debt Fund, RBC BlueBay High Yield Bond Fund, RBC BlueBay Core Plus Bond Fund and RBC BlueBay Strategic Income Fund only), seeking to reduce transaction costs, modifying the target duration of a Fund’s portfolio (RBC Equity Funds (except RBC SMID Cap Growth Fund) and RBC BlueBay Impact Investment Funds only), managing a Fund’s cash position or otherwise seeking to add value to an individual portfolio when a derivative instrument is more favorably priced relative to the underlying security. However, there is no guarantee that a particular derivative strategy will meet these objectives. Further, the Funds are not obligated to actively engage in hedging. For example, a Fund may not have attempted to hedge its exposure to a particular risk at a time when doing so might have avoided a loss. The RBC BlueBay Emerging Market Debt Fund, RBC BlueBay High Yield Bond Fund, RBC BlueBay Core Plus Bond Fund and RBC BlueBay Strategic Income Fund may create long and short positions through derivatives on currencies, interest rates, equities, bonds, and/or debt instruments issued by corporate issuers globally. The RBC Equity Funds and RBC BlueBay Impact Investment Funds will not use derivatives solely for speculative purposes.
In addition to the risks associated with specific types of derivatives as described below, derivatives may be subject to the following risks: 1) Counterparty risk: the risk of loss due to the failure of the other party to the contract to make required payments or otherwise comply with contract terms, and the related risks of having concentrated exposure to such a counterparty; 2) Market and Fund Liquidity risk: the risk that a portfolio may not be able to purchase or sell a derivative at the most advantageous time or price due to difficulty in finding a buyer or seller, and the risk involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties; 3) Leverage risk: the risk a derivative can magnify a Fund’s gains and losses, as further described below; 4) Market risk: the risk from potential adverse market movements in relation to a Fund’s derivatives positions, or the risk that markets could experience a change in volatility that adversely impacts Fund returns and the Fund’s obligations and exposures; 5) Operational risk: the risk related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error; 6) Legal risk: the risk of loss resulting from insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract; or 7) Pricing or Valuation risk: the risk that a derivative may not be correctly priced within a portfolio due to the fluctuating nature of the underlying reference asset and other factors. There is also the risk that the fluctuations in value of a derivative will not correlate perfectly with that of the underlying reference asset. Finally, the decision to purchase or sell a derivative depends in part upon the ability of the Adviser or Sub-Adviser to forecast certain economic trends, such as interest rates. If the Adviser or Sub-Adviser incorrectly forecasts these trends, or in the event of unanticipated market movement, there is a risk of loss to the portfolio upon liquidation of the derivative.
Leverage exists when a Fund purchases or sells a derivative instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than it invested. Leverage may cause a Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of some derivative instruments may result in economic leverage, which does not result in the possibility of a Fund incurring obligations beyond its investment, but that nonetheless permits the Fund to gain exposure that is greater than would be the case in an unlevered instrument.
The U.S. Securities and Exchange Commission (“SEC”) adopted a final rule related to the use of derivatives, reverse repurchase agreements, and certain other transactions by registered investment companies. A Fund’s trading of derivatives and other transactions that create future payment or delivery obligations is now subject to value-at-risk (“VaR”) leverage limits and derivatives risk management program and reporting requirements. Generally, these requirements apply unless a Fund satisfies a “limited derivatives users” exception that is included in the final rule. See “Legislation and Regulation Risks” below.
Futures.The Funds may enter into futures contracts, which are standardized exchange-traded contracts between two parties for the sale of an underlying reference asset, such as a security, currency or commodity with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the reference asset. Futures contracts may be bought and sold on U.S. and
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non-U.S. exchanges. Futures contracts in the U.S. are traded on exchanges and must be transacted through a futures commission merchant (“FCM”), which is a brokerage firm. Because futures contracts are exchange-traded and cleared through a clearinghouse that serves as a central counterparty, the primary credit risk on such contract is the creditworthiness of the Funds’ FCM. Futures contracts may also be entered into on certain exempt markets, including exempt boards of trade and electronic trading facilities, available to certain market participants. The purchase of a futures contract allows a Fund to increase or decrease its exposure to the underlying reference asset without having to buy or sell the actual asset. Futures contracts may be based on various securities, securities indexes, interest rates, foreign currencies and other financial instruments and indexes. A Fund may not invest more than 15% of its net assets in premiums and margins on options and futures.
A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. Each Fund may engage in such futures transactions in an effort to hedge against market risks and to manage its cash position. This investment technique is designed primarily to hedge against anticipated future changes in market conditions which otherwise might adversely affect the value of securities which these Funds hold or intend to purchase. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices than might later be available in the market when it affects anticipated purchases. The RBC BlueBay Emerging Market Debt Fund, RBC BlueBay High Yield Bond Fund, RBC BlueBay Core Plus Bond Fund and RBC BlueBay Strategic Income Fund may also engage in futures transactions for investment purposes in order to efficiently or quickly attain exposure to desired securities or markets, and such investments may involve leverage.
From time to time, the Adviser may seek to maintain an overall average dollar-weighted portfolio duration for the Access Fund that is within certain percentage ranges above or below a selected benchmark index. The duration of a bond is a measure of the approximate price sensitivity to changes in interest rates and is expressed in years. The longer the duration of a bond, the more sensitive the bond’s price is to changes in interest rates. In computing portfolio duration, the Adviser will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments and coupon flows. The Access Fund will not be limited as to its maximum weighted average portfolio maturity or the maximum stated maturity with respect to individual securities. The Adviser may use interest rate futures contracts, options on futures contracts and swaps to manage the Access Fund’s target duration. The Access Fund’s investments in such derivative instruments can be significant. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Access Fund’s investments in bonds and other securities. Short-term and long-term realized capital gains distributions paid by a Fund are taxable to its shareholders.
While certain futures contracts provide for the delivery of an underlying reference asset, actual delivery usually does not occur. Futures contracts can be terminated by entering into offsetting transactions. In addition, a Fund may invest in futures contracts that are contractually required to be “cash-settled,” rather than requiring the delivery of the reference asset.
Options.A Fund may sell (or “write”) put and call options on the securities that the Fund is authorized to buy or already holds in its portfolio. A Fund may also purchase put and call options. A call option gives the purchaser the right, but not the obligation, to buy, and the writer the obligation to sell, the underlying security at the agreed-upon exercise (or “strike”) price at certain times during the option period. A put option gives the purchaser the right, but not the obligation, to sell, and the writer the obligation to buy, the underlying security at the strike price at certain times during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. A Fund may not invest more than 15% of its net assets in premiums and margins on options and futures.
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A Fund may sell put and call options as a means of hedging the price risk of securities in the Fund’s portfolio. When a Fund sells an option, if the underlying securities do not increase (in the case of a call option) or decrease (in the case of a put option) to a price level that would make the exercise of the option profitable to the holder of the option, the option will generally expire without being exercised and the Fund will realize as profit the premium paid for such option. When a call option of which a Fund is the writer is exercised, the option holder purchases the underlying security at the strike price and the Fund does not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.
Over-the-counter (“OTC”) options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market maker. This information is carefully monitored by the Adviser or Sub-Adviser and verified in appropriate cases. All OTC derivative counterparties will be approved consistent with the Adviser’s or Sub-Adviser’s policies and procedures. To the extent an OTC option is deemed to be illiquid, such OTC option would be subject to the Funds’ 15% limit on investments in securities which are illiquid or not readily marketable (see “Investment Restrictions”). It may be a Fund’s policy, in order to avoid the exercise of an option it has sold, to cancel its obligation under the option by entering into a closing purchase transaction, if available, unless it is determined to be in the Fund’s interest to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying securities. A closing purchase transaction consists of a Fund purchasing an option having the same terms as the option sold by the Fund, which effectively cancels the Fund’s position as a seller. The premium which a Fund will pay in executing a closing purchase transaction may be higher than the premium received when the option was sold, depending in large part upon the relative price of the underlying security at the time of each transaction. To the extent options sold by a Fund are exercised and the Fund either delivers portfolio securities to the holder of a call option or liquidates securities in its portfolio as a source of funds to purchase securities put to the Fund, the Fund’s portfolio turnover rate may increase, resulting in a possible increase in short-term capital gains and a possible decrease in long-term capital gains.
Purchasing and writing options involve certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put) or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, a Fund may be unable to close out a position. If a Fund cannot affect a closing transaction, it will not be able to sell the underlying security while the previously written option remains outstanding, even if it might otherwise be advantageous to do so.
Options on Futures Contracts.The Funds may purchase and write put and call options on futures contracts that are traded on a U.S. exchange or board of trade and enter into related closing transactions to attempt to gain additional protection against the effects of interest rate, currency or equity market fluctuations. There can
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be no assurance that such closing transactions will be available at all times. In return for the premium paid, such an option gives the purchaser the right to assume a position in a futures contract at specific times during the option period for a specified exercise price.
A Fund may purchase put options on futures contracts in lieu of, and for the same purpose as, the sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract.
The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contracts. A Fund may purchase call options on futures contracts in anticipation of a market advance when it is not fully invested.
A Fund may write a call option on a futures contract in order to hedge against a decline in the prices of the index or debt securities underlying the futures contracts. If the price of the futures contract at expiration is below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.
The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if market price declines, a Fund would pay more than the market price for the underlying securities or index units. The net cost to that Fund would be reduced, however, by the premium received on the sale of the put, less any transaction costs.
Risks of Futures and Related Options Investments.There are several risks associated with the use of futures contracts and options on futures contracts. While a Fund’s use of futures contracts and related options for hedging may protect the Fund against adverse movements in the general level of interest rates or securities prices, such transactions could also preclude the opportunity to benefit from favorable movement in the level of interest rates or securities prices. There can be no guarantee that the Adviser’s or Sub-Adviser’s forecasts about market value, interest rates and other applicable factors will be correct or that there will be a correlation between price movements in the hedging vehicle and in the securities being hedged. The skills required to invest successfully in futures and options may differ from the skills required to manage other assets in a Fund’s portfolio. An incorrect forecast or imperfect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the Fund’s return might have been better had hedging not been attempted.
There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or option on a futures contract. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed. The potential risk of loss to a Fund from a futures transaction is unlimited.
A Fund will enter into only those futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or are quoted on an automated quotation system. Foreign markets may offer advantages such as trading in indices that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike domestic commodity exchanges, foreign commodity exchanges are not regulated by the U.S. Commodity Futures Trading Commission (“CFTC”) and, as such, trading on foreign exchanges may be subject to greater risk than trading on domestic exchanges. In addition, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. Finally, any profits that a Fund might realize in trading in foreign markets could be eliminated by adverse
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changes in the exchange rate of the currency in which the transaction is denominated, or a Fund could incur losses as a result of changes in the exchange rate.
A Fund will incur brokerage fees in connection with its futures and options on futures transactions, and it will be required to deliver funds for the benefit of brokers as margin to guarantee performance of these contracts. In addition, while such contracts may be entered into to reduce certain risks, trading in these contracts entails certain other risks. Thus, while a Fund may benefit from the use of futures contracts and related options, unanticipated changes in interest rates may result in a poorer overall performance for that Fund than if it had not entered into any such contracts. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.
There is a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of an FCM or a central counterparty with which the Fund has an open position in a futures contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of an FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers in certain circumstances. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer.
The regulation of futures, options on futures and other derivatives is a rapidly changing area of law. For more information, see “Risks of Potential Regulation of Swaps and Other Derivatives” below.
Foreign Currency Options (All Funds except RBC Equity Funds, Access Fund and RBC BlueBay
U.S. Government Money Market Fund).The Funds may purchase and write put and call options on foreign currencies and enter into related closing transactions to attempt to gain additional protection against adverse movements of currency exchange rates. A foreign currency option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy the underlying foreign currency from the writer of the option (in the case of a call option), or to sell the underlying foreign currency to the writer of the option (in the case of a put option), at a designated price during the term of the option. Foreign currency options are traded on U.S. and other exchanges as well as in the OTC market.
Risks of Foreign Currency Options.Foreign currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. OTC options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. Employing hedging strategies with options on currencies does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should change relative to the U.S. dollar. The Funds will not speculate in options on foreign currencies.
There is no assurance that a liquid secondary market will exist for any particular foreign currency option or at any particular time. In the event no liquid secondary market exists, it might not be possible to effect closing transactions, in particular options. If a Fund cannot close out an option which it holds, it would have to exercise its option in order to realize any profit and would incur transaction costs on the sale of underlying assets.
Forward Foreign Currency Exchange Contracts (All Funds except RBC Equity Funds, Access Fund and
RBC BlueBay U.S. Government Money Market Fund).Each Fund may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific non-U.S. currency in exchange for another currency, which may be U.S. dollars at a future date, which may be three
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days or more from the date of the contract agreed upon by the parties, at an exchange rate (price) set at the time of the contract. These contracts are entered into in the interbank market conducted between currency traders (usually large commercial banks) and their customers. At the maturity of a forward foreign currency exchange contract, a Fund may either exchange the reference asset and fixed price specified in the contract or, prior to maturity, a Fund may enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward foreign currency exchange contracts are usually effected with the counterparty to the original contract. A Fund may also enter into forward foreign currency exchange contracts that do not provide for physical settlement of the reference asset but instead provide for settlement by a single cash payment (“non-deliverable forwards”). Under definitions adopted by the CFTC and SEC, non-deliverable forwards are considered swaps. Although non-deliverable forwards have historically been traded in the OTC market, as swaps they may in the future be required to be centrally cleared or subject to execution facility requirements. For more information on central clearing and trading of cleared swaps, see “Swap Agreements,” “Risks of Swap Agreements” and “Risks of Potential Regulation of Swaps and Other Derivatives” below.
Risks of Forward Foreign Currency Exchange Contracts.Forward foreign currency exchange contracts may be bought or sold to attempt to protect the Funds against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase. The precise matching of the value of forward contracts and the value of the securities involved will not generally be possible since the future value of the securities in currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The successful use of these transactions will usually depend on the Adviser’s or Sub-Adviser’s ability to accurately forecast currency exchange rate movements. Should exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of the transaction, or it may realize losses. Projection of short-term currency exchange rate movements is extremely difficult, and the successful execution of a short-term hedging strategy is uncertain. There can be no assurance that new forward contracts or offsets will always be available to the Funds.
Investors should bear in mind that the Funds are not obligated to actively engage in hedging or other currency transactions. For example, a Fund may not have attempted to hedge its exposure to a particular foreign currency at a time when doing so might have avoided a loss.
Swap Agreements (RBC BlueBay Impact Investment Funds, RBC BlueBay Emerging Market Debt Fund, RBC BlueBay High Yield Bond Fund, RBC BlueBay Core Plus Bond Fund and RBC BlueBay
Strategic Income Fund).The Funds may engage in swap transactions, including, but not limited to, interest rate swaps and options thereon, swaps on specific securities or security indexes, total return swaps, credit default swaps (“CDS”) and credit default index swaps (“CDX”). A swap agreement is an agreement between two parties (generally referred to as the counterparties) to exchange payments at specified dates calculated on a specific asset, interest rate, or index. The payments under a swap agreement are based on the specified dollar amount (generally referred to as the notional amount). Generally, swap agreements are structured so that the specified payments due from each counterparty with respect to a particular swap are netted, with net payment being made only to the counterparty entitled to receive such payment.
The purchaser of an option on an interest rate swap, also known as a “swaption,” upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the swaption as the counterparty.
The purchaser of a CDS has the right to recoup the economic value of a decline in the value of obligations of the reference issuer if a credit event (e.g., a downgrade or default) occurs with respect to such debt obligations. CDS are contracts on individual debt obligations, while CDX transactions are contracts on indexes
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of debt obligations. CDS and CDX may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. Certain CDS indices are subject to mandatory central clearing and execution requirements, which may reduce counterparty credit risk and increase liquidity compared to other credit default swaps or CDS index transactions; however, central clearing and execution requirements do not eliminate counterparty risk or illiquidity risk entirely.
A total return swap is an agreement between two parties under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying reference instrument taken place. For example, one party agrees to pay the other party the total return earned or realized on the notional amount of an underlying equity security and any dividends declared with respect to that equity security. In return the other party makes payments, typically at a floating rate, calculated based on the notional amount.
A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. During the term of an uncleared swap, a Fund is usually required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if the swap were terminated on the date in question, including any early termination payments. Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, changes in the market value of the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty may be required to pledge cash or other assets to cover its obligations to the Fund.
Applicable regulators have adopted margin requirements for uncleared swaps. The Funds have not typically provided initial margin in connection with uncleared swaps. The margin requirements will be implemented on a phased-in basis and currently require the Funds to make variation margin payments and may require the Funds to make initial margin payments. Margin requirements are intended to reduce counterparty credit risk but do not make derivatives transactions risk free. The requirements may impact the Funds’ ability to engage in uncleared swaps because margin for uncleared swaps is expected to be higher than margin for cleared swaps (discussed below).
As a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related regulatory developments, which imposed comprehensive regulatory requirements on swaps and swap market participants, certain standardized swaps are subject to mandatory central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading. In a cleared swap, a Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are transacted and submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty. Mandatory clearing and exchange-trading of swaps will occur on a phased-in basis based on CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of CDX and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, but exchange trading and central clearing do not eliminate these risks and may involve additional costs and risks not associated with uncleared swaps. For more information, see “Risks of Swap Agreements” and “Risks of Potential Regulation of Swaps and Other Derivatives” below.
When a Fund enters into a cleared swap, it must deliver to the central counterparty (via an FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but an
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FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by the Fund or may be received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying instrument, and/or dividends paid by the issuer of the underlying instrument. At the conclusion of the term of the swap agreement, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.
Risks of Swap Agreements.As is the case with most investments, swap agreements are subject to market risk, and there can be no guarantee that the Adviser or Sub-Adviser will correctly forecast the future movements of interest rates, indexes or other economic factors. The use of swaps requires an understanding of investment techniques, risk analysis and tax treatment different than those of the Fund’s underlying portfolio investments. Swap agreements may be subject to liquidity risk, when a particular contract is difficult to purchase or sell at the most advantageous time. However, in recent years the swaps market has become increasingly liquid, and central clearing and the trading of cleared swaps on public facilities are intended to further increase liquidity. Nevertheless, certain swap agreements may be subject to the Fund’s limitations on illiquid securities.
Swap agreements are also subject to pricing risk which can result in significant fluctuations in value relative to historical prices. Significant fluctuations in value may mean that it is not possible to initiate or liquidate a swap position in time to avoid a loss or take advantage of a specific market opportunity. In addition, there may be disputes between the buyer and seller of a credit default swap agreement or within the swaps market as a whole as to whether a credit event has occurred or what the payment should be. Such disputes could result in litigation or other delays, and the outcome could be adverse for the buyer or seller.
Rules adopted under the Dodd-Frank Act require centralized reporting of detailed information about swaps, whether cleared or uncleared. This information is available to regulators and also, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data is intended to result in greater market transparency. This may be beneficial to the Funds should they use swaps in their trading strategies. However, public reporting imposes additional recordkeeping burdens on these Funds, and the safeguards established to protect anonymity are not yet tested and may not provide protection of trader identities as intended.
Uncleared swaps are typically executed bilaterally with a swap dealer rather than traded on exchanges. As a result, swap participants may not be as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Funds are subject to counterparty risk (i.e., the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency). The Funds risk the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency or bankruptcy by a swap counterparty. In such an event, a Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund’s rights as a creditor. If the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may cause a Fund and its counterparties to post higher margin.
As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be traded on an exchange and cleared through a central counterparty, which may affect counterparty risk and other risks faced by a Fund. Exchange trading and central clearing are designed to reduce counterparty credit risk and increase liquidity and transparency compared to bilateral swaps, but do not eliminate those risks completely and may increase expense. There is also a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM or the central counterparty with which the Fund has an open position. The assets of a Fund may not be fully protected in the event of the bankruptcy
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of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers in certain circumstances. If the FCM does not provide accurate reporting, the Funds are also subject to the risk that the FCM could use a Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.
With cleared swaps, a Fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with a Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Currently, depending on a number of factors, the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar uncleared swap.
The Funds are also subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, a Fund may be required to break the trade and make an early termination payment to the executing broker.
Swaps that are subject to mandatory clearing are also required to be traded on a Swap Execution Facility (“SEF”), if any SEF makes the swap available to trade. A SEF is a trading platform where multiple market participants can execute swap transactions by accepting bids and offers made by multiple other participants on the platform. As noted above, transactions executed on a SEF may increase market transparency and liquidity but may require the Fund to incur increased expenses to access the same types of swaps that it has used in the past.
Certain payment obligations under many swaps may have been based on a floating rate based on the London Interbank Offered Rate (“LIBOR”). As discussed in more detail under “Legislation and Regulation Risks,” publication of all LIBOR settings has ceased. The industry is engaging in ongoing efforts to establish alternative reference interest rates that can be used to replace LIBOR in various contexts, including for swaps. However, it is not clear whether any particular alternative reference rate will attain market acceptance as a replacement for LIBOR. As a result, it is not possible to predict the full effect of these changes on swaps with payment obligations that were based on LIBOR. As such, the potential effect and ultimate outcome of any such event on a Fund that invests in such swaps cannot yet be determined.
Risks of Potential Regulation of Swaps and Other Derivatives.The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.
It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which the Funds engage in derivative transactions, may limit or prevent a Fund from using or limit a Fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect a Fund’s ability to achieve its investment objective. Adviser or Sub-Adviser will continue to monitor developments in the area, particularly to the extent regulatory changes affect a Fund’s ability to enter into desired swap agreements. New requirements, even if not directly applicable to the Funds, may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors.
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Distressed Debt Securities (RBC BlueBay Emerging Market Debt Fund, RBC BlueBay High Yield Bond Fund, RBC BlueBay Core Plus Bond Fund and RBC
BlueBay Strategic Income Fund).A Fund may invest in distressed debt securities. Investment in such distressed debt securities involves purchases of obligations of companies that are experiencing significant financial or business distress, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Acquired investments may include senior or subordinated debt securities, bank loans, promissory notes and other evidences of indebtedness, as well as payables to trade creditors. Although such purchases may result in significant investor returns, they involve a substantial degree of risk and may not show any return for a considerable period of time. In fact, many of these investments ordinarily remain unpaid unless and until the company reorganizes and/or emerges from bankruptcy proceedings, and as a result may have to be held for an extended period of time. The level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial distress is unusually high. There is no assurance that the Adviser and Sub-Adviser will correctly evaluate the nature and magnitude of the various factors that could affect the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company in which a Fund invests, an investor may lose its entire investment or may be required to accept cash or securities with a value less than the original investment. Under such circumstances, the returns generated from the investment may not compensate a Fund adequately for the risks assumed.
Investing in distressed debt can also impose duties on the Adviser and Sub-Adviser which may conflict with duties which it owes to a Fund. A specific example of where the Adviser and Sub-Adviser may have a conflict of interest is where it invests the assets of a Fund company in serious financial distress and where that investment leads to the Adviser and Sub-Adviser investing further amounts of the Fund in the company or taking an active role in managing or advising the company or one of the Adviser and Sub-Adviser employees becomes a director or other officer of the company. In such cases, the Adviser and Sub-Adviser or its employee may have duties to the company and/or its members and creditors which may conflict with, or not correlate with, the interests of the shareholders of that Fund. In such cases, the Adviser and Sub-Adviser may also have discretion to exercise any rights attaching to the Fund’s investments in such a company. The Adviser and Sub-Adviser will take such steps as it considers necessary to resolve such potential conflicts of interest fairly.
Emerging Markets (RBC SMID Cap Growth Fund, RBC BlueBay Emerging Market Debt Fund, RBC BlueBay High Yield Bond Fund, RBC BlueBay Core Plus
Bond Fund and RBC BlueBay Strategic Income Fund).A Fund may invest in emerging markets. These markets may be volatile and illiquid and the investments of the Fund in such markets may be considered speculative and subject to significant delays in settlement. Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties which are less well capitalized, and custody and registration of assets in some countries may be unreliable. Delays in settlement could result in investment opportunities being missed if a Fund is unable to acquire or dispose of a security. Emerging markets may additionally experience problems with share registration, settlement and custody, which may result in losses to the Fund.
The risk of significant fluctuations in the NAV and of the suspension of redemptions in those Funds may be higher than for Funds investing in major world markets. In addition, there may be a higher than usual risk of political, economic, social and religious instability and adverse changes in government regulations and laws in emerging markets, assets could be compulsorily acquired without adequate compensation. The assets of a Fund investing in such markets, as well as the income derived from the Fund, may also be affected unfavorably by fluctuations in currency rates and exchange control and tax regulations and consequently the NAV of shares of these Funds may be subject to significant volatility. Some of these markets may not be subject to accounting, auditing and financial reporting standards and practices comparable to those of more developed countries and the securities markets of such countries may be subject to unexpected closure. Due to
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political, military or regional conflicts or due to terrorism or war, it is possible that the United States, other nations or other governmental entities (including supranational entities) could impose sanctions on certain issuers that limit or restrict foreign investment, the movement of assets or other economic activity in a country that is involved in such conflicts. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is difficult to ascertain. These types of measures may include, but are not limited to, banning a sanctioned country or certain persons or entities associated with such country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities or persons. Such sanctions or other intergovernmental actions could result in the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. In addition, an imposition of sanctions upon certain issuers in a country could result in an immediate freeze of that issuer’s securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. Counter measures could be taken by the country’s government, which could involve the seizure of the Fund’s assets. In addition, such actions could adversely affect a country’s economy, possibly forcing the economy into a recession.
There may be less government supervision, legal regulation and less well defined tax laws and procedures than in countries with more developed securities markets. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, all material information may not be available or reliable. In addition, a Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging market countries. In addition, due to jurisdictional limitations, U.S. regulators may be limited in their ability to enforce regulatory or legal obligations in emerging market countries. Some emerging markets governments exercise substantial influence over the private economic sector and the political and social uncertainties that exist for many developing countries are particularly significant. Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructures and obsolete financial systems also presents risks in certain countries, as do environmental problems.
Although the Funds value their assets daily in terms of U.S. dollars, the Funds do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.
Equity Securities (All Funds Except RBC BlueBay Impact Bond Fund and RBC
BlueBay U.S. Government Money Market Fund).A Fund may invest in equity or equity-related investments. The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities. The volatility of the stock market contributes to the volatility in the price of equity securities, and a decrease in general stock market prices could cause a decline in the price of equity securities and therefore a reduction in the value of the Fund’s investments in equity securities. In addition, holders of an issuer’s common stock may be subject to greater risks than holders of its preferred stock and debt securities because common stockholders’ claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of an issuer.
A Fund may invest in preferred stock, which are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners.
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Preferred stock is a class of a capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer. The market value of preferred stock generally decreases when interest rates rise and is also affected by the issuer’s ability to make payments on the preferred stock. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.
Exchange-Traded Notes (All Funds Except RBC SMID Cap Growth Fund and RBC
BlueBay U.S. Government Money Market Fund).Exchange-Traded Notes or “ETNs” are a type of debt security that trade on exchanges and promise a return linked to a market index or other benchmark. ETNs are unsecured debt obligations of the issuer—typically a bank or another financial institution. They differ from traditional bonds in certain ways. For example, unlike traditional bonds, ETNs typically do not pay any interest payments to investors. Instead, the issuer promises to pay the holder of the ETN an amount determined by the performance of the underlying index or benchmark on the ETN’s maturity date (typically 10, 30 or in some cases even 40 years from issuance), minus any specified fees. The performance of an ETN over long periods can differ significantly from the performance of the underlying index or benchmark. Some ETNs are callable at the issuer’s discretion. In addition, unlike traditional bonds, ETNs trade on exchanges throughout the day at prices determined by the market, similar to stocks or exchange-traded funds. But unlike exchange-traded funds, ETNs do not buy or hold assets to replicate or approximate the performance of the underlying index. The secondary market price of an ETN may differ significantly from its indicative value as calculated by the issuer.
The issuer of an ETN may engage in trading activity that is at odds with the interests of investors who hold the ETNs.
ETNs carry various risks, including credit risk, market risk and liquidity risk. The absence of an active secondary market for ETNs could make it difficult to dispose of the ETNs. Although ETNs are traded on an exchange, an active trading market may not develop. A Fund could suffer a loss if the issuer defaults on an ETN.
Foreign Securities (RBC Equity Funds, RBC BlueBay Impact Bond Fund, RBC BlueBay Emerging Market Debt Fund, RBC BlueBay High Yield Bond Fund, RBC
BlueBay Core Plus Bond Fund and RBC BlueBay Strategic Income Fund).Investing in the securities of issuers in any foreign country, including American Depositary Receipts (“ADRs”), involves special risks and considerations not typically associated with investing in securities of U.S. issuers. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. These special risks include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); political instability which could affect U.S. investments in foreign countries; and diplomatic developments (including regional and global conflict) imposed by other countries or government entities. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. A Fund’s objective may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and
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political developments.Pursuant to regulatory changes effective in May 2024, many U.S., Canadian, and Mexican securities transitioned to a “T+1” (trade date plus one day) settlement cycle, while securities trading in most other markets typically have longer settlement cycles. As a result, there can be potential operational, settlement and other risks for the Fund associated with differences in settlement cycles between markets.  In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. For instance, if one or more countries leave the European Union (“EU”) or the EU dissolves, the world’s securities markets likely will be significantly disrupted.
A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund’s holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund’s NAV and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the United States, and other economic and financial conditions affecting the world economy. Although a Fund may engage in forward foreign currency transactions and foreign currency options to protect its portfolio against fluctuations in currency exchange rates in relation to the U.S. dollar, there is no assurance that these techniques will be successful.
Although the Funds value their assets daily in terms of U.S. dollars, the Funds do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.
Forward Commitments and When-Issued Securities (All Funds Except RBC
SMID Cap Growth Fund).A Fund may purchase when-issued securities and enter into agreements to purchase securities for a fixed price for settlement and delivery at a future date beyond the customary settlement time, and the transaction will be deemed not to involve a senior security, if (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). A Fund may otherwise engage in such transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the derivatives rule described in the “Legislation and Regulation Risks” section below. Purchasing forward commitments and securities on a when-issued basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Fund’s other assets. No income accrues on securities purchased on a when-issued basis prior to the time delivery of the securities is made. Investing in when-issued securities has the effect of (but is not the same as) leveraging a Fund’s assets. Although a Fund would generally purchase securities on a when-issued basis or enter into forward commitments with the intention of actually acquiring securities, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Adviser or Sub-Adviser deems it appropriate to do so. A Fund may realize short-term profits or losses upon such sales. Obligations purchased on a when-issued basis or held in the Funds’ portfolios are subject to changes in market value based not only upon the public’s perception of the creditworthiness of the issuer but also upon changes in the level of interest rates. In the absence of a change in credit characteristics, which, of course, will cause changes in value, the value of
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portfolio investments can be expected to decline in periods of rising interest rates and to increase in periods of declining interest rates.
If to achieve higher interest income, the RBC BlueBay U.S. Government Money Market Fund remains substantially fully invested at the same time that it has purchased obligations on a “when-issued” basis, there will be a greater possibility that the market value of the Fund’s assets will vary from $1.00 per share. However, the Fund does not believe that under normal circumstances its NAV or income will be affected by its purchase of obligations on a when-issued basis.
When payment is made for when-issued securities, a Fund will meet its obligations from its then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would normally not expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund’s obligation). Sale of securities to meet these obligations would involve a greater potential for the realization of capital gains.
“To Be Announced” contracts or “TBA contracts” are forward contracts for the future purchase of “to be announced” debt obligations of the three U.S. government-sponsored agencies that issue or guarantee mortgage-backed securities. These bilateral contracts have two distinguishing features. First, the mortgage-backed securities to be bought or sold are not specified when the parties enter into the agreement. The parties agree on six general parameters of the debt obligations to be transferred: date, issuing agency, interest rate, maturity date, total face amount of the obligation and price. Then, immediately prior to the time of performance, the seller will specify how many and which securities will be used to satisfy the contract. Second, these contracts contemplate delayed delivery.
Forward contracts, including TBA contracts, and delayed-delivery transactions are subject to the risk that a counterparty may become bankrupt or otherwise fail to perform its obligations due to financial difficulties, including making payments to a Fund. A Fund may obtain no or only limited recovery in a bankruptcy or other organizational proceedings, and any recovery may be significantly delayed. In addition, certain rules of the Financial Industry Regulation Authority (“FINRA”) include mandatory margin requirements that will require a Fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to a Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to a Fund and add operational complexity.
High Yield Securities (RBC BlueBay Impact Bond Fund, RBC BlueBay Emerging Market Debt Fund, RBC BlueBay High Yield Bond Fund, RBC BlueBay Core Plus
Bond Fund and RBC BlueBay Strategic Income Fund).High yield fixed income securities (i.e., securities rated BB+ or below by S&P, Ba1 or below by Moody’s or comparable rated and unrated securities (also known as junk bonds)) typically are subject to greater market fluctuations and to greater risk of loss of income and principal, due to default by the issuer, than are higher-rated fixed income securities. Lower-rated fixed income securities’ values tend to reflect short term corporate, economic and market developments and investor perceptions of the issuer’s credit quality to a greater extent than lower yielding higher-rated fixed income securities’ values. In addition, it may be more difficult to dispose of, or to determine the value of, high yield fixed income securities. There are fewer investors in lower-rated securities, and it may be harder to buy and sell securities at an optimum time. Fixed income securities rated BB or Ba or lower are described by the ratings agencies as having speculative characteristics.
Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of high yield securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will
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be more dependent on the Adviser’s or Sub-Adviser’s credit analysis, as applicable, than would be the case with investments in investment-grade debt obligations.
The risk of loss from default for the holders of high yield securities is significantly greater than is the case for holders of other debt securities because such high yield securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by the Funds in already defaulted securities poses an additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the Funds of their initial investment and any anticipated income or appreciation is uncertain. In addition, the Funds may incur additional expenses to the extent that they are required to seek recovery relating to the default in the payment of principal or interest on such securities or otherwise protect their interests. The Funds may be required to liquidate other portfolio securities to satisfy annual distribution obligations of the Funds in respect of accrued interest income on securities which are subsequently written off, even though the Funds have not received any cash payments of such interest.
Identifying Investment Opportunities (Access Fund).Upon the choice of one or more Designated Target Regions, the Fund will begin the search and design process for the debt securities to be created in the Designated Target Regions. First, the Fund will subject potential investments to the due diligence traditionally employed in evaluating debt securities. Such securities will be purchased by the Fund only after the due diligence process has been satisfied. Second, the Fund will analyze potential investments to ensure that they represent a commitment of capital to affordable housing and/or community development activities serving low- and moderate-income individuals. Further, the Fund must have a reasonable level of confidence that the expected rate of return from the proposed investment will contribute to the Fund’s investment objective.
Investment opportunities will be brought to the Fund through a variety of channels. Prospective issuers of securities, including federal, state, and other public sector agencies, may contact the Fund with potential investment programs. Investment bankers or financial advisors may also work to develop debt securities for the Fund. Alternatively, the Fund may approach prospective issuers or investment banks with suggestions for debt securities that could be purchased by the Fund.
The second avenue for the creation of Fund investments is through identifying existing inventories of community investments that do not have access to capital markets investors. These inventories may be loans issued by financial institutions including non-bank lenders or other originators such as revolving loan funds, community development corporations (“CDCs”), community development financial institutions (“CDFIs”), and state or local economic development authorities. Community-based loan originators, traditional and non-traditional, are often constrained as to the amount of capital that may be allocated to the extension of new loans. These originators may be capable of using their skills and existing presence in the community to originate new loans but cannot do so due to scarcity of new loan capital. If the Fund can liquefy these inventories and turn the existing, seasoned loans into Fund investments, these originators could then re-lend in the community with the proceeds they receive from the sale of their loan portfolios. Increasing the velocity of capital emanating from community-based loan originators will help the Fund realize its financial and economic goals, which are identical to the Fund’s investment objective. The Adviser will seek assurances from the sellers that they will use the proceeds from existing loans sold to the Fund to make new loan capital available to the targeted communities.
There is no assurance that there will be a sufficient number of attractive potential investments available to the Fund. While the Fund believes it offers a unique investment vehicle at this time, in some instances, particularly with housing-related investments, it is possible that there will be competition from other investors seeking to invest in the same types of securities, including those for which there may be a limited supply (e.g., privately placed debt securities in the same Designated Target Regions in which the Fund invests).
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Such other investors may have greater resources than the Fund. Furthermore, the Fund’s need to comply with provisions of the 1940 Act and provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) might restrict the Fund’s flexibility as compared to that of its competitors. The need to compete for investment opportunities may make it necessary for the Fund to offer more attractive transaction terms than otherwise might be the case.
Illiquid and Restricted Securities (All Funds Except RBC BlueBay
U.S. Government Money Market Fund).A Fund may invest up to 15% of its net assets in illiquid investments, defined as investments that it cannot sell or dispose of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable-amount master demand notes that cannot be called within seven days, certain insurance funding agreements, certain unlisted OTC options and other securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to the Funds. The continued viability of a market is dependent upon the willingness of market participants to purchase such securities. Securities that are liquid may become illiquid.
Restricted securities are subject to legal restrictions on resale. Each Fund may also, when consistent with its investment objective and policies, purchase commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act and domestically traded securities that are not registered under the 1933 Act but can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act (“Rule 144A Securities”). The practice of investing in Rule 144A Securities could increase the level of a Fund’s illiquidity during any period that qualified buyers become uninterested in purchasing these securities.
Rule 144A is a nonexclusive safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. Rule 144A provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. Rule 144A was expected to further enhance the liquidity of the secondary market for securities eligible for resale.
The SEC defines “liquidity risk” as the risk that a Fund may not be able to meet redemption requests without significantly diluting the interests of remaining shareholders. Liquidity risk exists when particular investments are or become difficult to purchase or sell at the price at which a Fund has valued the security, whether because of current market conditions, the financial condition of the issuer, or the specific type of investment. If the market for a particular security becomes illiquid (for example, due to changes in the issuer’s financial condition), a Fund may be unable to sell such security at an advantageous time or price due to the difficulty in selling such securities. Additionally, the market for certain equity or debt securities may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer.
Illiquid Investments and Restricted Securities (RBC BlueBay
U.S. Government Money Market Fund).The Fund may invest up to 5% of its total assets in all forms of “illiquid” investments and may invest without limitation in “restricted” securities, including unregistered commercial paper, which the Adviser, pursuant to liquidity standards established by the Board of Trustees, has determined are liquid. For the purposes of the RBC BlueBay U.S. Government Money Market Fund, an investment is generally deemed to be “illiquid” if it cannot be sold or disposed of within seven days in the ordinary course of business at approximately the price at which the Fund is valuing the investment. Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable-amount master demand notes that cannot be called within seven days, certain insurance funding agreements, certain unlisted OTC options and other securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Because illiquid and restricted securities may be difficult to sell at an acceptable price, they
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may be subject to greater volatility and may result in a loss to the Fund. The continued viability of a market is dependent upon the willingness of market participants to purchase such securities. Securities that are liquid may become illiquid.
All money market funds are required to comply with SEC requirements with respect to liquidity of the funds’ investments. Specifically, taxable money market funds, including the Fund, are required to hold at least 25% of their total assets in “daily liquid assets” and all money market funds are currently required to hold at least 50% of their total assets in “weekly liquid assets.” Daily liquid assets include cash (including demand deposits), direct obligations of the U.S. Government, securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within one business day and amounts receivable and unconditionally due within one business day on pending sales of portfolio securities. Weekly liquid assets include cash (including demand deposits), direct obligations of the U.S. Government, agency discount notes without payment of interest with remaining maturities of 60 days or less, securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within five business days and amounts receivable and unconditionally due within five business days on pending sales of portfolio securities.
“Restricted securities” are securities which were originally sold in private placements, and which have not been registered under the 1933 Act. These securities generally have been considered illiquid by the staff of the SEC, since the securities may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. However, the SEC has acknowledged that a market exists for certain restricted securities (for example, securities qualifying for resale to certain “qualified institutional buyers” pursuant to Rule 144A under the 1933 Act, and certain types of commercial paper). Additionally, the Adviser believes that a similar market exists for commercial paper issued pursuant to the private placement exemption of Section 4(a)(2) of the 1933 Act. The Fund may invest without limitation in these forms of restricted securities if the securities are deemed by the Adviser to be liquid in accordance with liquidity guidelines established by the Board of Trustees. Investing in restricted securities could have the effect of increasing the level of the Fund’s illiquidity to the extent that qualified purchasers of the securities become, for a time, uninterested in purchasing these securities.
Liquidity risk exists when particular investments are or become difficult to purchase or sell at the price at which the Fund has valued the security, whether because of current market conditions, the financial condition of the issuer, or the specific type of investment. If the market for a particular security becomes illiquid (for example, due to changes in the issuer’s financial condition), the Fund may be unable to sell such security at an advantageous time or price due to the difficulty in selling such securities. Additionally, the market for certain equity or debt securities may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer.
Inflation/Deflation Risk (All Funds).A Fund may be subject to inflation and deflation risk. Inflation risk is the risk that the present value of assets or income from a Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of a Fund’s assets can decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund’s assets.
Investment Companies (All Funds).A Fund may purchase securities issued by other investment companies. Each Fund will limit its investments in accordance with restrictions imposed by the 1940 Act so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by any of the Funds; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Funds. These limitations do not apply to investments in
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securities of companies that are excluded from the definition of an investment company under the 1940 Act. These restrictions do not apply to investments by the Funds in investment companies that are money market mutual funds to the extent that those investments are made in accordance with applicable exemptive rules or other authority.
In accordance with Section 12(d)(1)(F) of the 1940 Act, a Fund may invest in underlying funds in excess of the 5% and 10% limits described above as long as a Fund (and all of is affiliated persons, including the Adviser) do not acquire more than 3% of the total outstanding stock of such underlying fund. If a Fund seeks to redeem shares of an underlying fund purchased in reliance on Section 12(d)(1)(F), the underlying fund is not obligated to redeem an amount exceeding 1% of the underlying fund’s outstanding shares during a period of less than 30 days.
In addition, Rule 12d1-4 under the 1940 Act allows a fund to acquire shares of an underlying fund in excess of the limits described above. Fund of funds arrangements relying on Rule 12d1-4 are subject to several conditions, certain of which are specific to a fund’s position in the arrangement (i.e., as an acquiring or acquired fund). Notable conditions include those relating to: (i) control and voting that prohibit an acquiring fund, its investment adviser (or a sub-adviser) and their respective affiliates from beneficially owning more than 25% of the outstanding voting securities of an unaffiliated acquired fund; (ii) certain required findings relating to complexity, fees and undue influence (among other things); (iii) fund of funds investment agreements; and (iv) general limitations on an acquired fund’s investments in other investment companies and private funds to no more than 10% of the acquired fund’s assets, except in certain circumstances. To the extent a Fund is an acquired fund in reliance on Rule 12d1-4, the limitations placed on acquired funds under Rule 12d1-4 may limit or restrict a Fund’s ability to acquire certain investments.
As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Funds and, therefore, will be borne indirectly by shareholders.
A Fund’s investments in investment companies may include various exchange-traded funds (“ETFs”), subject to the Fund’s investment objective, policies, and strategies as described in the Prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector.
ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a Fund can generate brokerage expenses.
In addition, investments in ETFs involve the risk that the market prices of ETF shares will fluctuate, sometimes rapidly and materially, in response to changes in the ETF’s NAV, the value of ETF holdings, and supply and demand for ETF shares. Although the creation/redemption feature of ETFs generally makes it more likely that ETF shares will trade close to NAV, market volatility, lack of an active trading market for ETF shares, disruptions at market participants (such as Authorized Participants or market makers) and any disruptions in the ordinary functioning of the creation/redemption process may result in ETF shares trading significantly above (at a “premium”) or below (at a “discount”) NAV. Significant losses may result when
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transacting in ETF shares in these and other circumstances. Neither the Adviser, Sub-Adviser, nor the Trust can predict whether ETF shares will trade above, below or at NAV. An ETF’s investment results are based on the ETF’s daily NAV. Investors transacting in ETF shares in the secondary market, where market prices may differ from NAV, may experience investment results that differ from results based on the ETF’s daily NAV.
Investment Grade Securities (RBC BlueBay Impact Investment Funds, RBC BlueBay Emerging Market Debt Fund, RBC BlueBay High Yield Bond Fund, RBC
BlueBay Core Plus Bond Fund and RBC BlueBay Strategic Income Fund).Each Fund may invest in investment grade securities. Investment grade rated securities are assigned credit ratings by ratings agencies on the basis of the creditworthiness or risk of default of a bond issue. Rating agencies review, from time to time, such assigned ratings of the securities and may subsequently downgrade the rating if economic circumstances impact the relevant bond issues.
Initial Public Offerings (RBC SMID Cap Growth Fund).Although these Funds generally do not invest in initial public offerings (“IPOs”), in the event that they do, because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time. This may increase the turnover of a Fund’s portfolio and may lead to increases in Fund expenses, such as commissions and transaction costs. By selling shares, a Fund may realize taxable gains that it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocations of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. There is a risk that a Fund’s IPO holdings can be affected by substantial dilution in value, due to sales of additional shares by the IPO issuer and due to possible concentration of control in existing management and principal shareholders.
Legislation and Regulation Risks (Access Fund).Many aspects of the Fund’s investment objective are directly affected by the Community Reinvestment Act of 1977 (the “CRA”), and related national and local legal and regulatory environments. Changes in laws, regulations, or the interpretation of regulations could all pose risks to the successful realization of the Fund’s investment objective. It is not known what changes, if any, may be made to the CRA in the future and what impact these changes could have on regulators or the various states that have their own versions of the CRA. For example, in October 2023, the OCC, FDIC, and FRB jointly issued a final rule that changes various aspects of the regulation and implementation of the CRA. The full effects of the rule are not yet known. Changes in the CRA might affect Fund operations and might pose a risk to the successful realization of the Fund’s investment objective. In particular, repeal of the CRA would significantly reduce the attractiveness of Fund ownership for regulated investors. There is no guarantee that an investor will receive CRA credit for its investment in the Fund. If CRA credit is not given, there is a risk that an investor may not fulfill its CRA obligations.
Legislation and Regulation Risks (All Funds).Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. Actions by governmental entities may also impact certain instruments in which a Fund invests.
For example, certain instruments in which a Fund may invest have relied in some fashion upon LIBOR. LIBOR collectively refers to several interbank reference rates that function as a reference rate or benchmark for many investments, securities and transactions. As a result of benchmark reforms, publication of all LIBOR settings has ceased. Public and private sector actors have worked to establish alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR which may affect the value, volatility, liquidity or return on certain of the Fund’s loans, notes,
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derivatives and other instruments or investments comprising some or all of the Fund’s investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on factors that include: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. For example, certain of a Fund’s investments may have involved individual contracts that had no existing fallback provision or language that contemplates the discontinuation of LIBOR, and in connection with the transition away from LIBOR, those investments could experience increased volatility or reduced liquidity as a result of the transition process. In addition, interest rate provisions included in such contracts may need to be renegotiated in contemplation of the transition away from LIBOR. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund. However, it is not possible to predict the full effect of these changes on a Fund’s investments and, as such, the potential effect and ultimate outcome of any such event on a Fund cannot yet be determined.
Rule 18f-4 under the 1940 Act regulates the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies and replaces guidance of the SEC and its staff regarding asset segregation and cover transactions previously applicable to the Fund’s derivatives and other transactions. A Fund’s trading of derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) is now subject to a value-at-risk (“VaR”) leverage limit and certain derivatives risk management program and reporting requirements. Generally, these requirements apply unless a Fund qualifies as a “limited derivatives user,” as defined in the Rule 18f-4. Under Rule 18f-4, when a Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating a Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a Fund is a limited derivatives user, but for funds subject to the VaR testing, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with the rule regarding use of securities lending collateral that may limit a Fund’s securities lending activities. In addition, a Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security, provided that (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). A Fund may otherwise engage in such transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Furthermore, under the rule, a Fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may limit the ability of a Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. These requirements may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors.
Governmental and quasi-governmental authorities throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. For example, in response to the outbreak of COVID-19, a novel coronavirus disease, the U.S. Government passed the
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Coronavirus Aid, Relief and Economic Security Act (CARES Act) in March 2020, which established loan programs for certain issuers impacted by COVID-19. Among other conditions, borrowers under these loan programs are generally restricted from paying dividends. The adoption of any future legislation could further limit or restrict the ability of issuers to pay dividends. There can be no guarantee that the CARES Act or other economic stimulus bills (within the United States or other affected countries throughout the world) will be sufficient or will have their intended effect. More recently, in response to rising global inflation, the Federal Reserve raised interest rates. To the extent the Federal Reserve continues to change interest rates, a Fund may be subject to heightened levels of interest rate risk. Changes in inflation rates may also adversely affect market and economic conditions as well as an investment in a Fund. Government efforts to support the economy and financial markets may increase the risk that asset prices have a higher degree of correlation than historically seen across markets and asset classes. Furthermore, there is no guarantee that actions taken by the Federal Reserve and other governmental bodies to reduce inflation will be effective. In addition, an unexpected or quick reversal of such policies could increase volatility in securities markets, which could adversely affect a Fund’s investments.
Regulation as a Bank Holding Company. The Adviser is a subsidiary of the Royal Bank of Canada, certain subsidiaries of which may be Bank Holding Companies (a “BHC”) under the U.S. Bank Holding Company Act of 1956, as amended (the “BHCA”). The activities of BHCs and their affiliates are subject to certain restrictions imposed by the BHCA and related regulations. As an affiliate of the Royal Bank of Canada, the Adviser is subject to these restrictions. Under certain circumstances, the Adviser may be deemed to “control” a Fund within the meaning of the BHCA and therefore certain of these restrictions could apply to the Fund as well. These restrictions may materially adversely affect the Fund, among other ways, by imposing restrictions on certain of the Fund’s investments; restricting the ability of the Adviser, or its affiliates to invest in the Fund; or affecting the ability of the Adviser to pursue certain strategies within the Fund’s investment program. Under certain circumstances, the Fund may be limited in the amount it may invest in portfolio companies to five percent of the portfolio’s company’s voting securities. In addition, if the Adviser or an affiliate provides seed capital to a Fund and the Fund cannot gain sufficient outside investment after of its initial seeding period, then the Fund may be forced to cease investment operations.
Limited Partnership Interests (RBC SMID Cap Growth Fund).A limited partnership interest entitles the Fund to participate in the investment return of the partnership’s assets as defined by the agreement among the partners. As a limited partner, the Fund generally is not permitted to participate in the management of the partnership. However, unlike a general partner whose liability is not limited, a limited partner’s liability generally is limited to the amount of its commitment to the partnership.
Master Limited Partnerships (“MLPs”) are limited partnerships in which ownership units are publicly traded. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership. Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to abrupt or erratic price movements.
Loan Assignments and Participations (RBC BlueBay Impact Bond Fund, RBC BlueBay Emerging Market Debt Fund, RBC BlueBay High Yield Bond Fund, RBC
BlueBay Core Plus Bond Fund and RBC BlueBay Strategic Income Fund).A Fund may invest in fixed and floating rate loans from one or more financial institutions (“lender(s)”) to a borrower (“borrower”) by way of: (i) assignment/transfer of; or (ii) participation in the whole or part of the loan amount
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outstanding. In both instances, assignments or participations of such loans must be capable of being freely traded and transferred between investors in the loans. Participations typically will result in the Fund having a contractual relationship only with a lender as grantor of the participation but not with the borrower. The Fund acquires a participation interest only if the lender(s) positioned between the Fund and the borrower is determined by the Adviser or Sub-Adviser to be creditworthy. When purchasing loan participations, the Fund assumes the economic risk associated with the corporate borrower and the credit risk associated with an interposed bank or other financial intermediary. Loan assignments typically involve a transfer of debt from a lender to a third party. When purchasing loan assignments, the Fund assumes the credit risk associated with the corporate borrower only.
Such loans may be secured or unsecured. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation. In addition, investments in loans through a direct assignment include the risk that if a loan is terminated, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.
Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates.
A loan is often administered by an agent bank acting as agent for all holders. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.
The loan participations or assignments in which the Fund invests may not be rated by any internationally recognized rating service.
The Fund may incur certain costs and delays in realizing payment on a loan assignment or suffer a loss of principal and/or interest if assets or interests held by the agent bank or other financial intermediary are determined to be subject to the claims of the agent bank’s or other financial intermediary’s creditors. In addition, it is unclear whether loan assignments and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. Also, if the Fund invests in publicly traded securities the Adviser or Sub-Adviser may not have access to material non-public information to which other investors have access.
Although certain loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing the value on such collateral or have its interest subordinated to other indebtedness. Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments that were liquid, when purchased, may become illiquid and they may be difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, the Fund may not receive the proceeds from a sale of such investments for a period after the sale.
Market Risk (All Funds).One or more markets in which a Fund invests may go down in value, sometimes sharply and unpredictably, and the value of a Fund’s portfolio securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The success of a Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices, and the liquidity of investments held by a Fund. Unexpected volatility or illiquidity could impair a Fund’s profitability or result in losses.
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In addition, global economies and financial markets are becoming increasingly interconnected, and political, economic and other conditions and events (including natural disasters, pandemics, epidemics, and social unrest) in one country, region, or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, the occurrence of, among other events, natural or man-made disasters, severe weather or geological events, fires, floods, earthquakes, outbreaks of disease (such as COVID-19, avian influenza or H1N1/09), epidemics, pandemics, malicious acts, cyber-attacks, terrorist acts or the occurrence of climate change, may also adversely impact the performance of a Fund. Such events may result in, among other things, closing borders, exchange closures, health screenings, healthcare service delays, quarantines, cancellations, supply chain disruptions, lower consumer demand, market volatility, inflation/deflation and general uncertainty. Such events could adversely impact issuers, markets and economies over the short-and long-term, including in ways that cannot necessarily be foreseen. A Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. Moreover, such negative political and economic conditions and events could disrupt the processes necessary for a Fund’s operations.
International trade tensions may arise from time to time which could result in trade tariffs, export controls, embargoes or other restrictions or limitations on trade. The imposition of any actions on trade could trigger a significant reduction in international trade, an oversupply of certain manufactured goods, substantial price reductions of goods, possible failure of individual companies or industries, slower economic growth or recession, inflation, significant currency fluctuations, increased unemployment or market volatility, any of which could have a negative impact on a Fund’s performance. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to retaliatory actions by other countries and an escalation of trade barriers, and could heighten the aforementioned risks to a Fund.
U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Funds and issuers in which they invest. For example, if a bank in which a Fund or issuer has an account fails, any cash or other assets in bank accounts may be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer fails, the issuer could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms. Even if banks used by issuers in which the Funds invest remain solvent, continued volatility in the banking sector could cause or intensify an economic recession, increase the costs of banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Funds and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Funds and issuers in which they invest.
Russia’s military invasion of Ukraine in February 2022, responses by the United States and other countries to the invasion and the potential for wider conflict have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals that, among other restrictions, prohibit companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These and potential similar future sanctions may limit the potential universe of securities in which a Fund may invest and may require the Fund to freeze or divest its existing investments in a company that becomes subject to such restrictions. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. The extent and duration of Russia’s military actions and the repercussions of such actions, including any retaliatory actions or
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countermeasures that may be taken by Russia or others subject to sanctions (such as cyberattacks on other governments, corporations or individuals) are unpredictable, but could result in significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These events could negatively affect the Fund’s performance. Additionally, Russia recently took actions that impact the custody of securities of Russian issuers and may be detrimental to a Fund's ability to locate and recover such securities. Russia may continue to take similar actions in the future.
Changing interest rates may have unpredictable effects on markets, including market volatility and reduced liquidity, and may adversely affect a Fund’s yield, income and performance.
Interest rates and bond yields in the United States and many other countries were, until recently, at or near historic lows, and in some cases, such rates and yields were negative. During periods of low interest rates, a Fund’s susceptibility to interest rate risk (i.e., the risks associated with changes in interest rates) may be magnified, its yield and income may be diminished, and its performance may be adversely affected (e.g., during periods of low interest rates, the Fund may be unable to maintain positive returns). Investments in certain debt securities will be especially subject to the risk that, during certain periods, the liquidity of markets for securities of particular issuers or industries, or all securities within a particular investment category, may be negatively impacted or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.
Mortgage-Related Securities (RBC BlueBay Impact Investment Funds, RBC BlueBay Core Plus Bond Fund and RBC BlueBay Strategic Income
Fund).Mortgage-related securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property and include pass-through securities and Collateralized Mortgage Obligations (“CMOs”). These securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, or private issuers, including commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers. Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (such as securities guaranteed by Ginnie Mae) or guaranteed by agencies or instrumentalities of the U.S. Government (such as securities guaranteed by Fannie Mae or Freddie Mac), which are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.
No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. Mortgage pass-through securities issued by private issuers may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit issued by governmental entities, private insurers or the mortgage poolers.
Mortgage pass-through securities are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are made monthly, in effect “passing through” monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. In recognition of this prepayment risk to investors, the Public Securities Association (the “PSA”) has standardized the method of measuring the rate of mortgage loan principal prepayments. The PSA formula, the Constant Prepayment Rate (the “CPR”), or other similar models that are standard in the industry will be used by a Fund in calculating maturity for purposes of
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its investment in mortgage-related securities. Upward trends in interest rates tend to lengthen the average life of mortgage-related securities and also cause the value of outstanding securities to drop. Thus, during periods of rising interest rates, the value of these securities held by a Fund would tend to drop and the portfolio-weighted average life of such securities held by the Fund may tend to lengthen due to this effect. Longer-term securities tend to experience more price volatility. Under these circumstances, a Fund may, but is not required to, sell securities in part in order to maintain an appropriate portfolio-weighted average life.
A Fund may also invest in investment grade CMOs which are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding longer maturity classes receive principal only after the first class has been retired. CMOs may be issued by government and non-governmental entities. Some CMOs are debt obligations of Freddie Mac issued in multiple classes with different maturity dates secured by the pledge of a pool of conventional mortgages purchased by Freddie Mac. Other types of CMOs are issued by corporate issuers in several series, with the proceeds used to purchase mortgages or mortgage pass-through certificates. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. To the extent a particular CMO is issued by an investment company, a Fund’s ability to invest in such CMOs will be limited. See “Investment Restrictions.”
Assumptions generally accepted by the industry concerning the probability of early payment may be used in the calculation of maturities for debt securities that contain put or call provisions, sometimes resulting in a calculated maturity different from the stated maturity of the security.
It is anticipated that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above.
Municipal Bonds and Notes (RBC BlueBay U.S. Government Money Market
Fund).Municipal bonds are issued to obtain funds for various public purposes. They are generally classified as general obligation bonds or revenue bonds. General obligation bonds are issued by states or municipal subdivisions such as counties, cities, towns, school districts, and special districts. General obligation bonds are secured by the full faith, credit, and taxing power of the issuer. For municipal subdivisions this includes a pledge of ad valorem property taxes.
Revenue bonds are payable solely from a particular stream of revenues from a project, enterprise, loan program, or special tax. Such projects and enterprises include toll roads, water and sewer systems, electric systems, ports, airports, state universities, and community colleges. Lease revenue bonds and certificates of participation are secured by lease rental payments made by states or municipalities, often from their general revenues. Revenue bonds also include loans to not-for-profit entities such as private colleges, hospitals, and healthcare systems, which are secured solely by repayments by those entities. Industrial development and pollution control revenue bonds are secured by loans to corporations, which are solely responsible for repayment.
Notes are temporary borrowings by state and local governments, usually for periods of less than 13 months. Bond anticipation notes are used to temporarily finance capital projects and are expected to be repaid through the issuance of long-term bonds. Other types of notes are used to even out cash flows throughout the year. These include tax anticipation, revenue anticipation, and grant anticipation notes. Such notes are repaid from the collection of the various sources of revenues.
Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently,
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and these and other municipalities could, potentially, continue to experience significant financial problems resulting from lower tax revenues and/or decreased aid from state and local governments in the event of an economic downturn. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.
Although the interest on most municipal bonds and notes is exempt from federal income taxes, some are not eligible for this exemption. Some of these were issued for purposes which do not qualify for tax-exempt treatment. Others, known as Build America Bonds, were issued under a federal government program in 2009 and 2010. The federal government provides a partial interest subsidy to the issuer of these bonds. These payments are not considered to be a partial guarantee by the U.S. Government of these bonds.
Legislation to restrict or eliminate the federal income tax exemption for interest on certain municipal obligations that may be purchased by the Fund may be introduced in the future by Congress or by state legislatures. If enacted, any such legislation could adversely affect the availability of municipal obligations for the Fund’s portfolio. Upon the effectiveness of any legislation that materially affects the Fund’s ability to achieve its investment objectives, the Board of Trustees of the Trust will reevaluate the Fund’s investment objectives and submit to its shareholders for approval necessary changes in its objectives and policies.
Municipal Obligations (RBC BlueBay Impact Investment Funds, RBC BlueBay Emerging Market Debt Fund, RBC BlueBay Core Plus Bond Fund and RBC
BlueBay Strategic Income Fund).Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia and Puerto Rico). These obligations are generally classified as either “general obligation” or “revenue” bonds.
General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the repayment of interest and principal. Revenue bonds are payable solely from the revenues generated from the operations of the facility or facilities being financed or from other non-tax sources. These bonds are often secured by debt service revenue funds, rent subsidies and/or mortgage collateral to finance the construction of housing, highways, bridges, tunnels, hospitals, university and college buildings, port and airport facilities, and electric, water, gas and sewer systems. Industrial development revenue bonds and pollution control revenue bonds are usually issued by local government bodies or their authorities to provide funding for commercial or industrial facilities, privately operated housing, sports facilities, health care facilities, convention and trade show facilities, port facilities and facilities for controlling or eliminating air and water pollution. Payment of principal and interest on these bonds is not secured by the taxing power of the governmental body. Rather, payment is dependent solely upon the ability of the users of the facilities financed by the bonds to meet their financial obligations and the pledge, if any, of real and personal property financed as security for payment.
Bond anticipation notes are issued in anticipation of a later issuance of bonds and are usually payable from the proceeds of the sale of the bonds anticipated or of renewal notes. Construction loan notes, issued to provide construction financing for specific projects, are often redeemed after the projects are completed and accepted with funds obtained from the FHA under Fannie Mae or Ginnie Mae. Revenue anticipation notes are issued by governmental entities in anticipation of revenues to be received later in the current fiscal year. Tax anticipation notes are issued by state and local governments in anticipation of collection of taxes to finance the current operations of these governments. These notes are generally repayable only from tax collections and often only from the proceeds of the specific tax levy whose collection they anticipate.
Municipal bonds are usually issued to obtain funds for various public purposes, to refund outstanding obligations, to meet general operating expenses or to obtain funds to lend to other public institutions and facilities. They are generally classified as either “general obligation” or “revenue” bonds and frequently have maturities in excess of 397 days at the time of issuance, although a number of these issues now have variable or floating interest rates and demand features that may permit the Fund to treat them as having maturities of less than 397 days. There are many variations in the terms of, and the underlying security for, the various
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types of municipal bonds. General obligation bonds are issued by states, counties, regional districts, cities, towns and school districts for a variety of purposes including mass transportation, highway, bridge, school, road, and water and sewer system construction, repair or improvement. Payment of these bonds is secured by a pledge of the issuer’s full faith and credit and taxing (usually property tax) power.
A Fund that invests in municipal bonds may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of municipal bonds to pay interest or repay principal. In addition, the ability of an issuer to make payments or repay interest may be affected by litigation or bankruptcy. In the event of bankruptcy of such an issuer, a Fund investing in the issuer’s securities could experience delays in collecting principal and interest, and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, a Fund may, in some instances, take possession of, and manage, the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt.
Revenue bonds are payable solely from the revenues generated from the operations of the facility or facilities being financed or from other non-tax sources. These bonds may be used to finance the construction of housing, highways, bridges, tunnels, hospitals, university and college buildings, port and airport facilities, and electric, water, gas and sewer systems. Industrial development revenue bonds and pollution control revenue bonds are usually issued by local government bodies or their authorities to provide funding for commercial or industrial facilities, privately operated housing, sports facilities, health care facilities, convention and trade show facilities, port facilities and facilities for controlling or eliminating air and water pollution. Payment of principal and interest on these bonds is not secured by the taxing power of the governmental body. Rather, payment is dependent solely upon the ability of the users of the facilities financed by the bonds to meet their financial obligations and the pledge, if any, of real and personal property financed as security for payment.
The interest on these obligations is generally exempt from federal income tax. Although the interest on most municipal bonds is exempt from federal income taxes, some are not eligible for this exemption. These are known as taxable municipal securities. These bonds are issued for certain purposes which do not qualify for tax-exempt treatment, and their designation as taxable municipal securities is determined at the time of issuance. They may be either general obligation or revenue bonds.
The identification of the issuer of a tax-exempt security for purposes of the 1940 Act depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed by the assets and revenues of the non-governmental user, then the non-governmental user would be deemed to be the sole issuer. Generally, the District of Columbia, each state, each of its political subdivisions, agencies, instrumentalities and authorities, and each multi-state agency of which a state is a member, is a separate “issuer” as that term is used in the Prospectuses and this SAI, and the non-governmental user of facilities financed by industrial development or pollution control revenue bonds is also considered to be an issuer.
Legislation to restrict or eliminate the federal income tax exemption for interest on certain municipal obligations that may be purchased by the Fund may be introduced in the future by Congress or by state legislatures. If enacted, any such legislation could adversely affect the availability of municipal obligations for the Fund’s portfolio. Upon the effectiveness of any legislation that materially affects the Fund’s ability to achieve its investment objectives, the Board of Trustees will reevaluate the Fund’s investment objectives and policies.
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Municipal Variable Rate Demand Obligations (RBC BlueBay U.S. Government Money Market Fund, RBC BlueBay Emerging Market Debt Fund, RBC BlueBay
Core Plus Bond Fund and RBC BlueBay Strategic Income Fund).Variable Rate Demand Obligations (VRDOs) are financial instruments whose yield is reset on a regular basis, usually daily or weekly. Rates are adjusted to bring them in line with the current level of interest rates and current market supply and demand dynamics. VRDOs also have a put feature whereby the investor may, at his option, return the instrument to the issuer or its agent at face value plus accrued interest. Such puts can usually be made either on a same-day basis or with one week notice. Although the underlying bond usually has a maturity that exceeds the 397 day maximum investment term of money market funds, the interest reset and put features of VRDOs are intended to provide the investor with many of the characteristics of short maturity securities. In many cases, interest and scheduled principal payments of VRDOs are guaranteed by a bank or insurance company under a letter of credit or insurance guarantee. Also, the ability of the issuer to repay the investor when the VRDOs are put back may be guaranteed under a letter of credit or liquidity agreement by a bank or other financial institution. In such cases the Fund may rely on the financial strength of the bank or financial institution for payment rather than on the issuer.
The absence of an active secondary market for certain variable rate obligations could make it difficult to dispose of the instruments, and the Fund could suffer a loss if the issuer defaults during periods in which the Fund is not entitled to exercise its demand rights.
Non-Diversified Status (Access Fund).
The Access Fund is classified as a “non-diversified” investment company under the 1940 Act. Under the 1940 Act, a “diversified” investment company is a management company that, with respect to at least 75% of the value of its total assets, is invested in cash and cash items, Government securities, securities of other investment companies, and securities of other issuers so long as the management company does not own an amount greater in value than 5% of the value of its total assets and not more than 10% of the outstanding voting securities of such issuer. As a “non-diversified” investment company, the Fund is not required to meet these requirements. However, the Fund is qualified as a Regulated Investment Company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) and is, therefore, subject to the diversification standards of Subchapter M of the Code. Nevertheless, the Fund’s NAV will be subject to a greater risk of loss than if the Fund was more widely diversified.
Each Fund must meet a number of diversification requirements to qualify as a RIC and, if qualified, to continue to qualify. If the Funds experience difficulty in meeting those requirements for any fiscal quarter, they might accelerate borrowings in order to increase the portion of each Fund’s total assets represented by cash, cash items, and U.S. Government securities shortly thereafter and as of the close of the following fiscal quarter to attempt to meet the requirements. However, the Funds would incur additional interest and other expenses in connection with any such accelerated borrowings, and increased investments by each Fund in cash, cash items, and U.S. government securities (whether the funds to make such investments are derived from accelerated borrowings) are likely to reduce the Funds’ return to investors. Furthermore, there can be no assurance that the Funds would be able to meet those requirements through such actions.
Operational Processes (RBC BlueBay U.S. Government Money Market Fund).The Fund’s investments may be adversely affected due to the operational process of the Fund’s service providers, including the Adviser, transfer agent, custodian or administrator. The Fund may be subject to losses arising from inadequate or failed internal controls, processes and systems, or from human or external events. The use of certain investment strategies that involve manual or additional processing increases these risks. Although the Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.
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In addition, the Fund may rely on various sources to calculate its NAV. Therefore, the Fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of the Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Fund may be unable to recover any losses associated with such failures.
Private Placement Securities (RBC BlueBay Impact Investment Funds, RBC BlueBay Emerging Market Debt Fund, RBC BlueBay High Yield Bond Fund, RBC
BlueBay Core Plus Bond Fund and RBC BlueBay Strategic Income Fund).Fund investments may include private placement debt securities. The Fund may often be the sole buyer of such securities designed for purchase by the Fund. There is no limit as to the percentage of the Fund’s portfolio that may be invested in such securities; however, the securities purchased by the Fund may be, by definition, illiquid investments for which there is currently no secondary market. The Fund may not invest more than 15% of its net assets in illiquid securities. When making portfolio purchases, the Fund may pay a premium for the community benefits embedded in each transaction. When making sales of portfolio investments, the Fund will seek to obtain a premium from the purchaser; however, there can be no assurances as to the exact amount of premium that will be received, if any.
Qualified Financial Contracts (All Funds Except RBC SMID Cap Growth Fund
and RBC BlueBay U.S. Government Money Market Fund).Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. Beginning in 2019, regulations adopted by prudential regulators require that certain qualified financial contracts entered into with certain counterparties that are part of a U.S. or foreign banking organization designated as a global-systemically important banking organization to include contractual provisions that delay or restrict the rights of counterparties, such as the Funds, to exercise certain close-out, cross-default and similar rights under certain conditions. Qualified financial contracts are subject to a stay for a specified time period during which counterparties, such as the Funds, will be prevented from closing out a qualified financial contract if the counterparty is subject to resolution proceedings and prohibit the Funds from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. Implementation of these requirements may increase credit and other risks to the Funds.
Real Estate Investment Trusts (RBC SMID Cap Growth Fund and RBC BlueBay
Impact Investment Funds).A Fund may invest in equity or debt real estate investment trusts (“REITs”). Equity REITs are trusts that sell shares to investors and use the proceeds to invest in real estate or interests in real estate. Debt REITs invest in obligations secured by mortgages on real property or interest in real property. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income. Also, REITs may not be diversified. A REIT may fail to qualify for pass-through tax treatment of its income under the Code and may also fail to maintain its exemption from registration under the 1940 Act. Also, REITs (particularly equity REITs) may be dependent upon management skill and face risks of failing to obtain adequate financing on favorable terms.
Repurchase Agreements (All Funds Except RBC SMID Cap Growth Fund).A Fund may invest in securities subject to repurchase agreements with certain U.S. banks or broker-dealers. Such agreements may be considered to be loans by the Fund for the purpose of the 1940 Act. A repurchase agreement is a transaction in which the seller of a security or instrument commits itself at the time of the sale to repurchase that security or instrument from the buyer at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security or instrument subject to repurchase. The agreed-upon rate is unrelated to the interest rate on that security or instrument. These agreements permit the Funds to earn income for periods as short as
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overnight. For purposes of the 1940 Act, repurchase agreements may be considered to be loans by the purchaser collateralized by the underlying securities or instruments. These agreements will be fully collateralized at all times and the collateral will be marked-to-market daily. The Funds, except the RBC BlueBay U.S. Government Money Market Fund, will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the Adviser or Sub-Adviser, as applicable, present minimal credit risks in accordance with guidelines adopted by the Board of Trustees. The RBC BlueBay U.S. Government Money Market Fund will enter into repurchase agreements only with brokers, dealers or banks that meet the Adviser’s credit guidelines, including the Federal Reserve Bank of New York. For Funds other than the RBC BlueBay U.S. Government Money Market Fund, the Adviser or Sub-Adviser, as applicable, will monitor the value of the underlying security or instrument at the time the transaction is entered into and at all times during the term of the repurchase agreement to insure that the value of the security always equals or exceeds the repurchase price.
In December 2023, the SEC adopted rule amendments providing that any covered clearing agency (“CCA”) for U.S. Treasury securities require its direct participants (which generally would be a bank or broker-dealer) to submit for clearance and settlement all eligible secondary market transactions in U.S. Treasury securities to which the direct participant is a counterparty. The clearing mandate includes in its scope all repurchase or reverse repurchase agreements of such direct participants collateralized by U.S. Treasury securities (collectively, “Treasury repo transactions”) of a type accepted for clearing by a registered CCA, including both bilateral Treasury repo transactions and triparty Treasury repo transactions where a bank agent provides custody, collateral management and settlement services.
The Treasury repo transactions of registered funds with any direct participants of a CCA will be subject to the mandatory clearing requirement. Currently, the Fixed Income Clearing Corporation (“FICC”) is the only CCA for U.S. Treasury securities.
Market participants, absent an exemption, will be required to clear Treasury repo transactions under the rule as of June 30, 2026. The clearing mandate is expected to result in a Fund being required to clear all or substantially all of its Treasury repo transactions as of the compliance date, and the Fund may incur costs in connection with entering into new agreements (or amending existing agreements) with direct participants of a CCA and potentially other market participants and taking other actions to comply with the new requirements. In addition, upon the compliance date taking effect, the costs and benefits of entering into Treasury repo transactions to a Fund may be impacted as compared to Treasury repo transactions a Fund may enter prior to the compliance date. The Adviser will monitor developments in the Treasury repo transactions market as the implementation period progresses.
For the RBC BlueBay U.S. Government Money Market Fund, the Adviser will monitor collateral composition and the value of the underlying security or instrument at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the security or instrument always equals or exceeds the repurchase price. Collateral composition may vary for repurchase agreements. All repurchase agreement counterparties for the RBC BlueBay U.S. Government Money Market Fund will be approved consistent with the Adviser’s policies and procedures. In the event of default by the seller under the repurchase agreement, the Funds may have problems in exercising their rights to the underlying securities or instruments and may incur costs and experience time delays in connection with the disposition of such securities or instruments. A Fund, other than the RBC BlueBay U.S. Government Money Market Fund, will not invest in repurchase agreements maturing in more than seven days if such investments, together with the Fund’s other illiquid investments, would exceed 15% of the Fund’s net assets. As a non-fundamental policy, the RBC BlueBay U.S. Government Money Market Fund will not invest more than 5% of its total assets in repurchase agreements maturing in more than seven days and other illiquid investments.
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Reverse Repurchase Agreements (All Funds Except RBC SMID Cap Growth Fund).
A Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security to another party, such as a bank or a broker-dealer, in exchange for cash, and agrees to repurchase the security at an agreed-upon time and price. Reverse repurchase agreements involve the possible risk that the value of portfolio securities a Fund relinquishes may decline below the price a Fund must pay when the transaction closes. All reverse repurchase agreement counterparties will be approved consistent with the Adviser’s and/or Sub-Adviser’s policies and procedures, as applicable and may be utilized for short-term borrowing or temporary redemption purposes and may be utilized for short-term borrowing or temporary redemption purposes. Engaging in reverse repurchase transactions may increase fluctuations in the market value of a Fund’s assets or yield. These transactions may be treated as borrowing by a Fund and may be deemed to create leverage, in that the Fund may reinvest the cash it receives in additional securities. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of a Fund’s outstanding shares. In addition, reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund).
Securities of Smaller Companies (RBC SMID Cap Growth Fund, RBC BlueBay Emerging Market Debt Fund, RBC BlueBay Core Plus Bond Fund and RBC
BlueBay Strategic Income Fund).A Fund may invest in securities of smaller companies. Investing in securities of smaller companies involves additional risks compared to investing in larger companies. Compared to larger companies, smaller companies may have more limited product lines and capital resources, less established markets for their products or services, have earnings that are more sensitive to changes in the broader economy and be more dependent on key members of management. The risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably, is greater than compared to more widely held securities of larger companies, due to narrow markets and limited resources of smaller companies. Furthermore, securities of smaller companies have less active trading markets and may be harder to sell at the time and prices that the Adviser or Sub-Adviser, as applicable, considers appropriate. A Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.
Sovereign Bonds (RBC BlueBay Impact Bond Fund, RBC BlueBay Emerging Market Debt Fund, RBC BlueBay High Yield Bond Fund, RBC BlueBay Core Plus
Bond Fund and RBC BlueBay Strategic Income Fund).A Fund may invest in debt obligations issued or guaranteed by governments or their agencies (sovereign bonds). The governmental entity that controls the repayment of sovereign bonds may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearage on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debt on a timely basis. Consequently, governmental entities may default on their sovereign bonds.
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Holders of sovereign bonds may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign bonds, on which a governmental entity has defaulted, may be collected in whole or in part.
Subordinated Debts (RBC BlueBay Impact Bond Fund, RBC BlueBay Emerging Market Debt Fund, RBC BlueBay High Yield Bond Fund, RBC BlueBay Core Plus
Bond Fund and RBC BlueBay Strategic Income Fund).A Fund may invest in subordinated debt. Subordinated debt is debt which, in the case of insolvency of the issuer, ranks after other debts in relation to repayment. Because subordinated debt is repayable after senior debts have been re-paid the chance of receiving any repayment on insolvency are reduced and therefore subordinated debt represents a greater risk to the investor.
Temporary Defensive Positions (All Funds Except RBC BlueBay
U.S. Government Money Market Fund).In an attempt to respond to adverse market, economic, political or other conditions, the Funds may temporarily invest without limit in a variety of short-term instruments. These instruments may include U.S. Government securities; certificates of deposit, bankers’ acceptances and other short-term debt obligations of banks with total assets of at least $1 billion; debt obligations of corporations, corporate debt instruments; variable rate demand notes, commercial paper; and repurchase agreements with respect to securities in which a Fund is authorized to invest. These instruments may have speculative characteristics. Each Fund may also, to a limited extent and consistent with its objective, invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.
During such periods when the Funds are not investing according to their principal investment strategies, it is possible the Funds may not achieve their investment objectives.
U.S. Government Securities (All Funds except RBC BlueBay High Yield Bond
Fund).U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“Government Obligations”). Government Obligations are backed in a variety of ways by the U.S. Government or its agencies or instrumentalities. The Government Obligations in which the Funds may invest include:
•  Direct obligations of the U.S. Treasury, such as U.S. Treasury bills, which have a maturity of up to one year, and notes and bonds, which have longer maturities;
•  Notes, bonds and discount notes issued and guaranteed by U.S. Government agencies and instrumentalities supported by the full faith and credit of the United States, such as mortgage-backed certificates issued by Ginnie Mae;
•  Notes, bonds and discount notes of U.S. Government agencies or instrumentalities which are able to borrow from the U.S. Treasury, subject to certain limits, such as obligations of the Federal Home Loan Bank;
•  Notes, bonds and discount notes of other U.S. Government instrumentalities backed by the credit of the agency or instrumentality issuing the obligation, and in certain circumstances, also supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and
•  Other obligations backed only by the credit of the agency or instrumentality issuing the obligation, such as obligations of the Federal Farm Credit Banks. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.
In none of these cases, however, does the U.S. Government guarantee the value or yield of the Government Obligations themselves or the NAV of any Fund’s shares.
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On September 6, 2008, Fannie Mae and Freddie Mac were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”) to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae and Freddie Mac’s assets and property and putting Fannie Mae and Freddie Mac in a sound and solvent condition. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced.
On September 7, 2008, the U.S. Treasury announced steps taken by it in connection with the conservatorship. Among other things, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement (“SPA”) with each of Fannie Mae and Freddie Mac pursuant to which the U.S. Treasury has become the holder of a new class of senior preferred stock of each of Fannie Mae and Freddie Mac to maintain a positive net worth in each enterprise.The conditions attached to entering into the SPAs place significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae must obtain the consent of the U.S. Treasury to, among other things, (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. Under a letter agreement entered into in January 2021, each enterprise is permitted to retain earnings and raise private capital to enable them to meet the minimum capital requirements under the FHFA’s Enterprise Regulatory Capital Framework (“ERCF”). The letter agreement also permits each enterprise to develop a plan to exit conservatorship but may not do so until litigation involving the conservatorships is resolved and each enterprise has the minimum capital required by FHFA’s rules. In addition, significant restrictions are placed on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of mortgages and mortgage-backed securities, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator, the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities as a result of the senior preferred stock investment made by the U.S. Treasury, market responses to developments at Freddie Mac and Fannie Mae, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by Freddie Mac and Fannie Mae, including any such mortgage-backed securities held by a fund.
Under amendments to the ERCF, Fannie Mae and Freddie Mac have published capital disclosures which provide additional information about their capital position and capital requirements on a quarterly basis since the first quarter of 2023 and delivered their first capital plans to FHFA in May 2023. The FHFA finalized amendments to certain provisions of the ERCF in November 2023 that modify various capital requirements for Freddie Mac and Fannie Mae. The future status and role of Fannie Mae and Freddie Mac could be impacted by (among other things) the actions taken and restrictions placed on Fannie Mae and Freddie Mac by the FHFA in its role as conservator, the restrictions placed on Fannie Mae’s and Freddie Mac’s operations and activities as a result of the senior preferred stock investment made by the U.S. Treasury, market responses to developments at Fannie Mae and Freddie Mac, and the future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by Fannie Mae and Freddie Mac, including any such mortgage-backed securities held by the Funds. Congress has recently considered, and may consider in the future, proposals to reduce the U.S. government’s role in the mortgage market and to wind down or restructure the operations of both Fannie Mae and Freddie Mac. The ERCF requires Fannie Mae and Freddie Mac, upon exit from conservatorship, to maintain higher levels of capital than prior to conservatorship to satisfy their risk-based capital requirements, leverage ratio requirements and prescribed buffer amounts. Should the federal government adopt any such proposal, the value of a fund’s investments in securities issued by Fannie Mae or Freddie Mac would be impacted.
Any downgrade of the credit rating of the securities issued by the U.S. Government may result in a downgrade of securities issued by its agencies or instrumentalities, including government sponsored entities.
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Under the direction of the FHFA, Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of Fannie Mae and Freddie Mac certificates. The Single Security Initiative was implemented in June 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.
Variable and Floating Rate Demand and Master Demand Notes (All Funds Except RBC SMID Cap Growth Fund and RBC BlueBay U.S. Government Money
Market Fund).A Fund may, from time to time, buy variable rate demand notes issued by corporations, bank holding companies and financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity longer than five years, but carry with them the right of the holder to put the securities to a remarketing agent or other entity on short notice, typically seven days or less. The obligation of the issuer of the put to repurchase the securities is backed by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Ordinarily, the remarketing agent will adjust the interest rate every seven days (or at other intervals corresponding to the notice period for the put), in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity.
The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a Fund could suffer a loss if the issuer defaults during periods in which a Fund is not entitled to exercise its demand rights.
Warrants (RBC SMID Cap Growth Fund).A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation’s capital stock at a set price for a specified period of time. Warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Warrants are also subject to the risk that the issuer counterparty may fail to honor its obligations. Once a warrant expires, it has no value in the market. Warrant positions will not be used to increase the leverage of a Fund. Consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.
Investment Restrictions
The following restrictions are fundamental policies of each Fund and, except as otherwise indicated, may not be changed with respect to a Fund without the approval of a majority of the outstanding voting securities of that Fund which, as defined in the 1940 Act, means the lesser of (1) 67% of the shares of such Fund present at a meeting if the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting shares of such Fund.
(1)
Each Fund is an open-end management investment company, and each Fund (other than the Access Fund and RBC BlueBay Emerging Market Debt Fund) has elected to be classified as a diversified series. The RBC BlueBay Emerging Market Debt Fund currently operates as a diversified series. Each Fund (other than the Access Fund) will invest its assets only in a manner consistent with the classification of a diversified series under applicable law.
(2)
Each of the RBC SMID Cap Growth Fund, RBC BlueBay Impact Investment Funds and RBC BlueBay U.S. Government Money Market Fund will not borrow money, except as permitted under the 1940 Act and the rules and regulations thereunder, or as may otherwise be permitted from time to time by a regulatory authority having jurisdiction.
The Access Fund has adopted a fundamental policy to borrow money only in amounts up to 25% of the Access Fund’s average gross assets less accrued liabilities, other than indebtedness for borrowing.
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Each of the RBC BlueBay Emerging Market Debt Fund, RBC BlueBay High Yield Bond Fund, RBC BlueBay Core Plus Bond Fund and RBC BlueBay Strategic Income Fund will not borrow money, except to the extent that the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit. Current regulation permits a Fund to borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).
(3)
Each of the RBC SMID Cap Growth Fund, RBC BlueBay Impact Investment Funds and RBC BlueBay U.S. Government Money Market Fund will not issue any class of senior securities, except as permitted under the 1940 Act and the rules and regulations thereunder, or as may otherwise be permitted from time to time by a regulatory authority having jurisdiction.
Each of the RBC BlueBay Emerging Market Debt Fund, RBC BlueBay High Yield Bond Fund, RBC BlueBay Core Plus Bond Fund and RBC BlueBay Strategic Income Fund will not issue any class of senior securities, except to the extent that the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.
(4)
Each Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter under applicable laws in connection with the disposition of portfolio securities.
(5)
Each Fund (other than the Access Fund) will not purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest, deal or otherwise engage in transactions in real estate or interests therein.
The Access Fund will not purchase or sell real estate, commodities or commodity contracts, but subject to its other investment policies and restrictions, the Access Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein, and the Access Fund may purchase and sell financial futures contracts and options thereon.
(6)
Each Fund will not make loans, except as permitted under, or to the extent not prohibited by, the 1940 Act and the rules and regulations thereunder, or as may otherwise be permitted from time to time by a regulatory authority having jurisdiction.
(7)
Each Fund (other than the Access Fund) will not concentrate its investments in the securities of issuers primarily engaged in the same industry, as that term is used in the 1940 Act and as interpreted or modified from time to time by a regulatory authority having jurisdiction, except that this restriction will not apply to a Fund’s investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
The Access Fund will not invest less than 25% of its total assets in the affordable housing industry. By “affordable housing industry” the Fund intends to include in its portfolio asset-backed securities, particularly mortgage-backed securities, small business loans, taxable and tax-exempt municipal securities, and other instruments supporting affordable housing and community development, and serving low and moderate income individuals and communities.
(8)
Each Fund will not purchase or sell physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act and the rules and regulations thereunder, or as may otherwise be permitted from time to time by a regulatory authority having jurisdiction.
Supplemental Clarification of Certain Fundamental Investment Policies/Restrictions
The Funds (other than the Access Fund) are diversified funds and as such are subject to the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75%
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of the assets of a Fund, the Fund may not invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of any one issuer, except cash or cash items, obligations of the U.S. Government, its agencies and instrumentalities, and securities of other investment companies. As for the other 25% of a Fund’s assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer be unable to make interest or principal payments or should the market value of such securities decline.
Previously, the RBC BlueBay Emerging Market Debt Fund was classified as a non-diversified fund, as defined in the 1940 Act. However, due to the Fund’s principal investment strategies and investment processes, it has operated as a diversified fund for over three fiscal years. Therefore, the Fund will not operate in the future as a non-diversified fund without first obtaining shareholder approval, except as allowed pursuant to the 1940 Act and rules or interpretations thereof.
For the purposes of fundamental policy number 1, The RBC BlueBay U.S. Government Money Market Fund intends to comply with the diversification requirements imposed by Rule 2a-7 of the 1940 Act.
For purposes of investment restriction number 7, public utilities are not deemed to be a single industry but are separated by industrial categories, such as telephone or gas utilities. For the RBC BlueBay U.S. Government Money Market Fund, where a municipal obligation is backed only by the assets and revenues of a non-government user, such user is deemed to be the issuer and is subject to industry concentration limit. For the Access Fund, except with respect to investment policy number 2, if a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.
For purposes of the fundamental investment policies regarding industry concentration, “to concentrate” generally means to invest more than 25% of the Fund’s total assets, taken at market value at the time of investment. For purposes of the fundamental investment policy regarding industry concentration, the Advisor or Sub-Advisor may classify issuers by industry in accordance with classifications set forth in Bloomberg or the Global Industry Classification Standard (GICS).
Non-Fundamental Investment Restrictions
Certain Funds are subject to restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Trustees without shareholder approval. These non-fundamental policies/restrictions are described below.
The RBC BlueBay U.S. Government Money Market Fund may not pledge, mortgage, or hypothecate its assets, except to secure permitted borrowings. The RBC BlueBay U.S. Government Money Market Fund may not invest more than 5% of its assets in all forms of illiquid securities, as set forth in this SAI under “Description of Other Securities and Investment Practices—Illiquid Investments and Restricted Securities (RBC BlueBay U.S. Government Money Market Fund).”
Each Fund, other than the RBC BlueBay U.S. Government Money Market Fund, may not invest more than 15% of the value of its net assets in investments which are illiquid or not readily marketable (including repurchase agreements having maturities of more than seven calendar days and variable and floating rate demand and master demand notes not requiring receipt of the principal note amount within seven days’ notice).
The investment objectives of the RBC BlueBay Impact Bond Fund are non-fundamental investment policies that may be changed by the Board of Trustees without shareholder approval.
RBC SMID Cap Growth Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of its assets in common stocks of small and
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mid-capitalization growth companies that fall within the market capitalization range of the Russell 2500TM Growth Index at the time of investment. As of December 31, 2025, the market capitalization range for the Russell 2500TM Growth Index was approximately $13.68 million to $37.26 billion.
RBC BlueBay Impact Bond Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of its assets in fixed income securities meeting the Fund’s impact criteria, as determined by the Adviser’s impact methodology.
Each of the RBC BlueBay Emerging Market Debt Fund, RBC BlueBay High Yield Bond Fund, and RBC BlueBay Core Plus Bond Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of its assets in securities that are consistent with its name, measured as of the time of purchase. These policies are set forth in the Prospectus for the RBC BlueBay Emerging Market Debt Fund, RBC BlueBay High Yield Bond Fund, RBC BlueBay Core Plus Bond Fund and RBC BlueBay Strategic Income Fund.
The following provisions apply to each of the 80% policies discussed above.
Each Fund has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in the 80% investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this 80% policy. For purposes of these policies, a Fund may “look through” a repurchase agreement to the collateral underlying the agreement and apply the repurchase agreement toward the 80% investment requirement based on the type of securities comprising its collateral. For purposes of these 80% policies, “assets” is defined as net assets, plus the amount of any borrowings for investment purposes. The Funds (except for RBC BlueBay Emerging Market Debt Fund, RBC BlueBay High Yield Bond Fund, RBC BlueBay Core Plus Bond Fund and RBC BlueBay Strategic Income Fund) do not intend to borrow for investment purposes.
The RBC BlueBay U.S. Government Money Market Fund has adopted a non-fundamental investment policy pursuant to Rule 35d-1 of the 1940 Act whereby, under normal circumstances, at least 80% of its assets must be invested in U.S. Government Securities (defined above) and in repurchase agreements secured by them. Assets, for purposes of Rule 35d-1, are defined as net assets plus the amount of any borrowings for investment purposes. The Fund does not intend to borrow for investment purposes. However, under normal market conditions, the Adviser will attempt to keep substantially all of the Fund’s assets invested in these instruments. The Fund has also adopted a policy to provide shareholders with at least 60 days’ notice in the event of a planned change in its 80% policy. Any such notice to shareholders will meet the requirements of Rule 35d-1(c) of the 1940 Act. For purposes of the 80% policy, the Fund may “look through” a repurchase agreement to the collateral underlying the agreement and apply the repurchase agreement toward the 80% investment requirement based on the type of securities comprising its collateral.
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Additional Purchase and Redemption Information
Purchases
Neither the Funds nor the entities that provide services to them (the “Fund Complex”) will be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. The Fund Complex cannot process transaction requests that are not completed properly. Examples of improper transaction requests may include lack of a signature guarantee when required, lack of proper signatures on a redemption request or a missing social security or tax ID number. If you use the services of any other broker to purchase or redeem shares of the Funds, that broker may charge you a fee. Shares of the Funds may be purchased directly from the Funds without this brokerage fee. Each order accepted will be fully invested in whole and fractional shares, unless the purchase of a certain number of whole shares is specified, at the NAV per share next effective after the order is accepted by the Funds.
Each investment is confirmed by a year-to-date statement that provides the details of the immediate transaction, plus all prior transactions in your account during the current year. This includes the dollar amount invested, the number of shares purchased or redeemed, the price per share, and the aggregate shares owned. A transcript of all activity in your account during the previous year will be furnished each January. By retaining each annual summary and the last year-to-date statement, you have a complete detailed history of your account, which provides necessary tax information. A duplicate copy of a past annual statement is available from the Funds’ transfer agent or your financial consultant at its cost, subject to a minimum charge of $5 per account, per year requested.
The shares you purchase are held by the Funds in an open account, thereby relieving you of the responsibility of providing for the safekeeping of a negotiable share certificate. The Funds reserve the right in their sole discretion to redeem shares involuntarily or to reject purchase orders when, in the judgment of Fund management, such withdrawal or rejection is in the best interest of a Fund and its shareholders. The Funds also reserve the right at any time to waive or increase the minimum requirements applicable to initial or subsequent investments with respect to any person or class of persons, which includes Fund shareholders who hold shares through other financial intermediaries.
The Funds reserve the right to refuse to accept orders for shares of a Fund unless accompanied by payment, but may choose not to refuse the order if indemnified against losses resulting from the failure of investors to make payment. If an order to purchase shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Funds arising out of such cancellation. To recover any such loss, the Funds reserve the right to redeem shares by any purchaser whose order is canceled, and such purchaser may be prohibited or restricted from placing further orders.
Sales (Redemptions)
The Fund Complex will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. The Fund Complex cannot process transaction requests that are not completed properly.
Each Fund, other than the RBC BlueBay U.S. Government Money Market Fund, intends to pay redemption proceeds promptly and in any event within seven days after the request for redemption is received in good order. See “Additional Information Regarding Sales (Redemptions) of the RBC BlueBay U.S. Government Money Market Fund” below.
In case of emergencies or other unusual circumstances, each Fund may suspend redemptions or postpone payment for more than seven days (one business day for the RBC BlueBay U.S. Government Money Market Fund), as permitted by law. The Funds must receive an endorsed share certificate with a signature guarantee, where a certificate has been issued. Transmissions are made by mail unless an expedited method has been authorized and properly specified in the redemption request. In the case of redemption requests made within
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15 calendar days of the date of purchase, the Funds may delay transmission of proceeds until it is certain that unconditional payment has been collected for the purchase of shares being redeemed or 15 calendar days from the date of purchase, whichever occurs first. You can avoid this delay by purchasing shares with a federal fund wire. The Telephone/Fund Web Site Redemption Service may only be used for non-certificated shares held in an open account. The Funds may pay such redemption by wire or check at the Funds’ option, and reserve the right to refuse a telephone or fund website redemption request. The Funds may reduce or waive the charge for wiring redemption proceeds in connection with certain accounts. This fee is currently $15, but is subject to change without prior notice.
Due to the high cost of maintaining smaller accounts, the Funds have retained the authority to close shareholder accounts whose value falls below the current minimum initial investment requirement at the time of initial purchase as a result of redemptions but not as the result of market action. An account may be closed if the account value remains below this level for 60 days after each such shareholder account is mailed a notice of: (1) the Fund’s intention to close the account, (2) the minimum account size requirement, and (3) the date on which the account will be closed if the minimum requirement is not met. Since the minimum investment amount and the minimum account size are the same, any redemption from an account containing only the minimum investment amount may result in redemption of that account.
The Funds have elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which they are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of a Fund’s NAV during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund may redeem the excess in kind. If shares are redeemed in kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under “Pricing of Fund Shares” in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.
Each Fund, except the RBC BlueBay U.S. Government Money Market Fund, may suspend the right of redemption or postpone the date of payment for shares during any period when: (a) trading on the primary markets is restricted by applicable rules and regulations of the SEC; (b) the primary markets are closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as a result of which: (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets. Each Fund may redeem shares involuntarily if redemption appears appropriate in light of the Trust’s responsibilities under the 1940 Act. See “Additional Information Regarding Sales (Redemptions) of the RBC BlueBay U.S. Government Money Market Fund” below.
Large Sale (Redemption) Conditions. Large redemptions can adversely affect a portfolio manager’s ability to implement a Fund’s investment strategy by causing the premature sale of securities that would otherwise be held longer. Accordingly, we request that you give us three business days’ notice for any redemption of $2 million or more.
Additional Information Regarding Sales (Redemptions) of the RBC BlueBay U.S. Government Money Market Fund
The RBC BlueBay U.S. Government Money Market Fund intends to pay redemption proceeds promptly. If your request for redemption is received in good order before the Fund’s NAV calculation time, the Fund will normally make payment to you in satisfaction thereof on the same business day, and if the Fund receives your request after the Fund’s NAV calculation time, the Fund will normally make payment to you in satisfaction thereof on the next business day, except as described below.
In the unlikely event that (a) the Fund, at the end of a business day, has invested less than 10% of its total assets in weekly liquid assets or (b) the Fund’s price per share as computed for the purpose of distribution, redemption and repurchase, rounded to the nearest 1%, has deviated from the stable price established by the
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Fund’s Board of Trustees or (c) the Fund’s Board of Trustees, including a majority of trustees who are not interested persons of the Fund as defined in the 1940 Act, determines that such a deviation is likely to occur, and the Board of
Trustees, including a majority of trustees who are not interested persons of the Fund, irrevocably has approved the liquidation of the Fund, the Fund’s Board of Trustees has the authority to suspend redemptions of Fund shares.
The Fund may suspend the right of redemption or postpone the date of payment for shares during any period when: (a) the SEC has by order permitted such suspension; or (b) an emergency exists as a result of which: (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the fair market value of its net assets. The Fund may redeem shares involuntarily if redemption appears appropriate in light of the Trust’s responsibilities under the 1940 Act.
The Fund may delay redemptions beyond the period set forth in the Prospectus upon the following events: (a) non-routine closure of the Fedwire or applicable Federal Reserve Banks; (b) closure of the NYSE other than for customary weekend and holiday closings or restriction of trading on the NYSE; (c) declaration by the SEC of an emergency or that trading be restricted; or (d) as part of a necessary liquidation of the Fund, for any period during which the Fund has properly postponed and/or suspended redemption of shares and payment in accordance with federal securities laws.
Pursuant to the rules under the 1940 Act that govern the operations of the Fund as a money market fund, the Fund could in the future (subject to Board approval and prior notice to shareholders) impose liquidity fees on all redemptions.
Shares
Each of the classes of shares of the Funds is sold on a continuous basis by the Funds’ Distributor, and the Distributor has agreed to use appropriate efforts to solicit all purchase orders. There is no minimum requirement for subsequent investment for all shares of the Funds; however, there is a $50 minimum for subsequent investments in the Automatic Investment Plan for Institutional Class 1 and Institutional Class 2 of RBC BlueBay U.S Government Money Market Fund. The Funds offer the following classes of shares:

Class A Shares:	All Funds.
Class I Shares:
The RBC SMID Cap Growth Fund, RBC BlueBay Impact Investment Funds and
RBC BlueBay Emerging Market Debt Fund, RBC BlueBay High Yield Bond Fund,
RBC BlueBay Core Plus Bond Fund and RBC BlueBay Strategic Income Fund
offer Class I Shares to institutions or individuals. Class I shares of the RBC
BlueBay Impact Investment Funds and RBC BlueBay Emerging Market Debt Fund,
RBC BlueBay High Yield Bond Fund, RBC BlueBay Core Plus Bond Fund and
RBC BlueBay Strategic Income Fund are offered to individuals and institutions with a $1,000,000 minimum requirement for initial investment. For the RBC SMID
Cap Growth Fund there is a $250,000 minimum requirement for initial investment.
There is no minimum requirement for initial investment for participants of qualified retirement plans.

Class IS Shares:
Class IS shares are offered by the Access Fund to individuals and institutions with a $2,500 minimum requirement for initial investment. There is no minimum requirement for initial investment for participants of qualified retirement plans.

Class R6 Shares:
Class R6 shares are offered by the RBC BlueBay Impact Bond Fund, RBC SMID
Cap Growth Fund, RBC BlueBay Emerging Market Debt Fund, RBC High Yield
Bond Fund, RBC BlueBay Core Plus Bond Fund and RBC BlueBay Strategic
Income Fund to Institutional Investors that meet a minimum requirement for initial

47

investment of $250,000 for the RBC SMID Cap Growth Fund or $1,000,000 for
the RBC BlueBay Impact Bond Fund, RBC BlueBay Emerging Market Debt Fund,
RBC High Yield Bond Fund, RBC BlueBay Core Plus Bond Fund and RBC
BlueBay Strategic Income Fund, and to Eligible Investors. Institutional Investors
(including endowments and foundations) are investors deemed appropriate by the
Adviser that hold shares of a Fund through an account held directly with the Fund and that are not traded through an intermediary, subject to a minimum initial investment amount of $250,000 (for the RBC SMID Cap Growth Fund) or
$1,000,000 (for the RBC BlueBay Impact Bond Fund, RBC BlueBay Emerging
Market Debt Fund, RBC High Yield Bond Fund, RBC BlueBay Core Plus Bond
Fund and RBC BlueBay Strategic Income Fund). Eligible Investors are not subject to a minimum initial investment and include (a) retirement and benefit plans that have plan-level or omnibus accounts held on the books of a Fund and do not collect servicing or recordkeeping fees from the Fund; (b) plans or platforms sponsored by a financial intermediary whereby shares are held on the books of a
Fund through omnibus accounts, either at the plan or platform level or the level of the plan administrator, and where an unaffiliated third party intermediary provides administrative, distribution and/or other support services to the plan or platform and does not charge the Fund servicing, recordkeeping or sub-transfer agent fees; and
(c) collective investment trusts. Class R6 shares are not available directly to traditional or Roth IRAs, Coverdell Savings Accounts, Keoghs, SEPs, SARSEPs,
Simple IRAs, individual 401(k) plans or individual 403(b) plans.

Institutional Class 1, Institutional Class 2 Investor Class:	The RBC BlueBay U.S. Government Money Market Fund offers these classes of shares. Eligibility for each share class of the Fund is described in the Fund’s Prospectus.
Exchange of Fund Shares
As described in each Prospectus, each Fund offers convenient ways to exchange shares of a Fund for shares of another Fund. With the exception of exchanges to or from the RBC BlueBay U.S. Government Money Market Fund and Class I shares exchanges into Class IS or Class R6 shares (as noted below), the share class must be the same in the two Funds involved in the exchange. Exchanges from Class A shares of any other RBC Fund to the RBC BlueBay U.S. Government Money Market Fund will be into the Class A shares of the RBC BlueBay U.S. Government Money Market Fund and all other exchanges to the RBC BlueBay U.S. Government Money Market Fund will be into the Institutional Class 1 Shares. Institutional Class 1 shares of the RBC BlueBay U.S. Government Money Market Fund may be exchanged for any class of the Funds included in this SAI or the RBC Emerging Markets Equity Fund, RBC Emerging Markets Value Equity Fund, RBC Global Opportunities Fund, RBC China Equity Fund, RBC Emerging Markets ex-China Equity Fund, RBC International Equity Fund, or RBC International Small Cap Equity Fund (each, an “RBC Global Equity Fund”); or RBC BlueBay Short Duration Fixed Income Fund or RBC BlueBay Ultra-Short Fixed Income Fund. Institutional Class 2 and Investor Class shares of the RBC BlueBay U.S. Government Money Market Fund are not eligible to be exchanged for shares of other RBC Funds. Because Class A shares of the RBC BlueBay Short Duration Fixed Income Fund are subject to a lower maximum front-end sales charge than other RBC Funds and Class A shares of the RBC BlueBay U.S. Government Money Market Fund and RBC BlueBay Ultra-Short Fixed Income Fund are not subject to a front-end sales charge, you will be subject to the payment of a sales charge at the time of exchange of those shares into Class A shares of any other RBC Fund based on the amount that you would have owed if you directly purchased Class A shares of that RBC Fund (less any sales charge previously paid for such shares of the RBC BlueBay Short Duration Fixed Income Fund or in connection with shares exchanged for such shares of the RBC BlueBay U.S. Government Money Market Fund, RBC BlueBay Short Duration Fixed Income or RBC BlueBay Ultra Short Fixed Income Fund, as applicable). The Funds also reserve the right to limit exchanges.
48

The Funds reserve the right to reject any exchange for any reason. With the exception of exchanges to the RBC BlueBay U.S. Government Money Market Fund, you must meet the minimum investment and eligibility requirements of the Fund you are exchanging into and the names and registrations on the two accounts must be identical. To the extent that an RBC Fund offers Class IS or Class R6 shares, Class I shares of that Fund may be exchanged for Class IS or Class R6 shares of that Fund at any time, provided that all eligibility requirements for investment in Class IS or Class R6 shares, as applicable, are met. Your shares must have been held in an open account for 15 calendar days or more and we must have received good payment before we will exchange shares. Before engaging in an exchange transaction, a shareholder should obtain and read carefully the prospectus describing the Fund into which the exchange will occur.
The Trust may terminate or amend the terms of the exchange privilege as to any Fund at any time upon 60 days’ notice to shareholders.
Management
Trustees and Officers
The Board of Trustees governs the Trust and is responsible for protecting the interests of shareholders. The Board of Trustees is composed of experienced business persons who meet throughout the year to establish the Funds’ policies and oversee the management of the Funds. In addition, the Trustees review contractual arrangements with companies that provide services to the Trust and review the Funds’ performance.
The Role of the Board
Overall responsibility for overseeing and managing the business and affairs of the Trust rests with its Board of Trustees. Like most mutual funds, the day-to-day management and operation of the Trust is performed by various service providers to the Trust, such as the Adviser, the Sub-Adviser, the Distributor, the Administrator, the custodian and the transfer agent. The Board of Trustees has appointed senior employees of certain of these service providers as officers of the Trust, with responsibility for supervising actively the day-to-day operations of the Trust and reporting back to the Board. The Board of Trustees has also appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board on compliance matters. From time to time, one or more members of the Board of Trustees may meet with management in less formal settings, between scheduled Board meetings, to discuss various topics. In all cases, however, the role of the Board of Trustees and any individual Trustee is one of oversight and not of active management of the day-to-day operations or affairs of the Trust.
Board Structure and Leadership
The Board of Trustees has five standing committees: an Audit Committee, a Nominating Committee, a Corporate Governance Committee, a Valuation, Portfolio Management and Performance Committee, and a Compliance Committee. The committee structure enables the Board to manage efficiently and effectively the large volume of information relevant to the Board’s oversight of the Funds. The Board is composed of nine trustees, and eight of the nine Trustees are not “interested persons” of the Trust as that term is defined by the 1940 Act (the “Independent Trustees”). The Board believes that the number of Trustees is adequate for the number of Funds overseen by the Board and the current size of the Board is conducive to Board interaction, debate and dialogue which results in an effective decision making body. The Independent Trustees have engaged their own independent legal counsel to advise them on matters relating to their responsibilities in connection with the Trust. The Chairman of the Board is an Independent Trustee. The Chairman participates in the preparation of the agenda for meetings of the Board and the preparation of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also presides at all meetings of the Board and is involved in discussions regarding matters pertaining to the oversight of the management of the Funds between meetings. In developing its current structure, the Board of Trustees recognized the importance of having a significant majority of Independent Trustees. The Board of Trustees
49

believes that its current leadership structure, including the composition of the Board and its Committees, is an appropriate means to provide effective oversight on behalf of shareholders.
As needed between regular meetings, the Board of Trustees or a specific committee receives and reviews reports relating to the Trust and engages in discussions with appropriate parties relating to the Funds’ operations and related risks.
The Audit Committee of the Trust is currently composed of the following Independent Trustees: Ms. McCaffrey and Messrs. Garner and Seward. The Audit Committee acts as a liaison between the Funds’ independent auditors and the Board of Trustees. As set forth in its charter, the Audit Committee has the responsibility, among other things, to (1) approve the appointment of the independent auditors and recommend the selection of the independent auditors to the Board of Trustees for ratification by the Independent Trustees; (2) review and approve the scope of the independent auditors’ audit activity; (3) review the financial statements which are the subject of the independent auditors’ certifications; and (4) review with such independent auditors the adequacy of the Funds’ accounting system and the effectiveness of the internal accounting controls of the Funds and their service providers. For the fiscal year ended September 30, 2025, the Audit Committee met three times.
The Nominating Committee of the Trust is currently composed of the following Independent Trustees: Mses. Bode and Zarkovich and Messrs. James and Perry. In the event of vacancies on, or increases in the size of, the Board, the Nominating Committee is responsible for evaluating the qualifications of and nominating all persons for appointment or election as Trustees of the Trust. Candidates may be identified by the Nominating Committee, management of the Trust or Trust shareholders. The Nominating Committee may utilize third-party services to help identify and evaluate candidates. In addition, the Nominating Committee identifies individuals qualified to serve as Independent Trustees of the Trust and recommends its nominees for consideration by the full Board. For non-Independent Trustees (management candidates), the Nominating Committee will look to the President of the Trust to produce background and other reference materials necessary for the Nominating Committee to consider non-Independent Trustee candidates. The Nominating Committee does consider Independent Trustee candidates recommended by shareholders of the Trust. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the Trust, should be submitted to the Secretary of the Trust or any member of the Committee in writing at the address of the Trust. The Nominating Committee will evaluate shareholder candidates using the same criteria applied to other Independent Trustee candidates along with additional requirements as listed in the Nominating Committee charter. For the fiscal year ended September 30, 2025, the Nominating Committee met four times.
The Corporate Governance Committee of the Trust is currently composed of the following Independent Trustees: Mses. Bode and Zarkovich and Messrs. James and Perry. The Board of Trustees has developed a set of Principles of Corporate Governance (“Governance Principles”) to guide the Board and the Corporate Governance Committee in considering governance issues. The Corporate Governance Committee is responsible for reviewing the Governance Principles periodically and, if deemed appropriate, recommending changes to the Board of Trustees. The Board of Trustees will then consider whether to approve the changes. The Corporate Governance Committee is also responsible for evaluating the performance of the Board of Trustees and the Trust in light of the Governance Principles, considering whether improvements or changes are warranted, and making recommendations for any necessary or appropriate changes. The Committee also coordinates the annual Board Self-Assessment required by the SEC governance rules, the annual review of Trustee independence, and an annual review of independent legal counsel for the Independent Trustees relating to independence and general performance. The Governance Principles include a commitment to ongoing Trustee education, and the Corporate Governance Committee oversees the process of identifying educational topics, and facilitating quarterly Board education sessions covering industry, regulatory and governance issues relevant to the Funds. For the fiscal year ended September 30, 2025, the Corporate Governance Committee met three times.
50

The Valuation, Portfolio Management and Performance Committee (the “Valuation Committee”) of the Trust is currently composed of Mses. Bode and Zarkovich and Messrs. Kardok and Seward. As set forth in its charter, the primary duties of the Trust’s Valuation Committee are: (1) to review the actions of the Trust’s Pricing Committee and to ratify or revise such actions; (2) to review and recommend for Board approval pricing agents to be used to price Fund portfolio securities; (3) to recommend changes to the Trust’s Pricing and Valuation Procedures, as necessary or appropriate; (4) to obtain from the Funds’ portfolio managers information sufficient to permit the Valuation Committee to evaluate the Funds’ performance, use or proposed use of benchmarks and any additional indexes, and compliance with their investment objectives and policies; (5) to obtain from the Funds’ investment adviser information sufficient to permit the Committee to evaluate the quality of the adviser’s exercise of brokerage discretion when buying and selling portfolio securities for the Funds; (6) to investigate matters brought to its attention within the scope of its duties; (7) to assure that all its actions are recorded in minutes of its meetings and maintained with the Funds’ records; and (8) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Valuation Committee may deem necessary or appropriate. For the fiscal year ended September 30, 2025, the Valuation Committee met four times.
The Compliance Committee of the Trust is currently composed of the following Independent Trustees: Ms. McCaffrey and Messrs. Garner, Kardok, Perry and James. As set forth in its charter, the Compliance Committee’s primary duties and responsibilities include: developing and maintaining a strong compliance program by providing a forum for the Independent Trustees to consider compliance matters; assisting the Board in its oversight pursuant to Rule 38a-1 under the 1940 Act; formulating action to be taken with respect to the Trust’s compliance program or the Trust’s key service providers’ programs, or related matters; and participating in industry forums and/or reviews on regulatory issues as appropriate. For the fiscal year ended September 30, 2025, the Compliance Committee met three times.
Risk Oversight
As part of its oversight of the management and operations of the Trust, the Board of Trustees also has a risk oversight role, which includes (without limitation) the following: (i) requesting and reviewing reports on the operations of the Funds; (ii) reviewing compliance reports and approving certain compliance policies and procedures of the Funds and their service providers; (iii) working with management to consider key risk areas and to seek assurances that adequate resources are available and appropriate plans are in place to address risks; (iv) meeting with service providers, including Fund auditors, to review Fund activities; (v) meeting with the Chief Compliance Officer and other officers of the Trust and its service providers to receive information about compliance, and risk assessment and management matters; and (vi) meeting regularly with independent legal counsel. The Board of Trustees has emphasized to the Adviser and the Sub-Adviser the importance of maintaining rigorous risk management programs at the Adviser and the Sub-Adviser and other service providers. The Board of Trustees recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary for the Funds to bear certain risks (such as disclosed investment-related risks) to achieve the Funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As a result of the foregoing and other factors, the oversight of risk management by the Board of Trustees is subject to practical limitations. Nonetheless, the Board of Trustees expects Trust service providers to implement rigorous risk management programs.
Trustee Attributes
The Board of Trustees believes that each of the Trustees has the qualifications, experiences, attributes and skills (“Trustee Attributes”) appropriate to continued service as a Trustee of the Trust in light of the Trust’s business and structure. The Board of Trustees has established a Nominating Committee, which evaluates potential candidates based on a variety of factors. Among those factors are the particular skill sets of a potential Trustee that complement skills and expertise of existing Board members. In addition to a demonstrated record of academic, business and/or professional accomplishment, certain of the Trustees have
51

served on the Board of Trustees for a number of years. In their service to the Trust, those Trustees have gained substantial insight into the operation of the Trust and have demonstrated a commitment to discharging oversight duties as Trustees in the interests of shareholders. The Corporate Governance Committee annually directs a Board “self-assessment” process wherein the effectiveness of the Board, the Board’s Committees, and individual Trustees is reviewed. In its most recent self-assessment, the Board concluded that the Board has a favorable mix of skills and experience, balanced and meaningful contributions by Board members, good chemistry and working relationships, and mutual respect among Board members.
In addition to the general Trustee Attributes described above, Mr. Seward has extensive board, executive and institutional investor experience from roles with public and private companies and is a Chartered Financial Analyst (CFA) charterholder; Ms. Bode has business experience as a healthcare industry consultant and real estate developer; Mr. Garner has executive and public sector experience gained in connection with his role as president and CEO of a metropolitan community foundation and as a college president; Mr. James, as the former president of a non-profit organization focused on corporate governance and ethical business cultures, is a national expert and college professor focused on business ethics and has experience as a senior corporate executive as well as public company board experience; Mr. Eikenberg is a seasoned financial services executive with experience overseeing sales and distribution for investment management businesses; Ms. Zarkovich is a CFA charter holder who has significant experience in leading foundation and family office investment teams and investing in traditional and alternative investment strategies as well as experience serving on the boards of multiple non-profit organizations; Mr. Kardok is a seasoned executive in the financial services and asset management space with experience in public accounting, mutual fund administration, financial reporting, regulatory/compliance, operations and risk management; Mr. Perry has extensive experience in financial planning, investment management, and fiduciary oversight through his roles as managing member and investment advisor representative of a registered investment advisory firm, as an independent director of a publicly traded community bank holding company, and as a trustee of both public-sector retirement and educational institutions, with expertise in investment oversight, regulatory compliance, strategic planning, and governance and Ms. McCaffrey has extensive experience in the audit requirements and business and financial issues of investment companies from her role as audit partner and quality review partner of a major accounting firm and is a Certified Public Accountant (Ohio). The foregoing discussion and the Trustees and officers tables below are included in this SAI pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having special expertise or experience and shall not be deemed to impose any greater responsibility or liability on any Trustee by reason thereof. Additional information about Trustee Attributes is contained in the table below. The age, address, and principal occupations for the past five years and additional information relevant to his or her professional background of each Trustee and executive officer of the Trust are listed below.
INDEPENDENT TRUSTEES

Name, Age and Address(1)	Position, Term of Office(2) and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Director/Trustee Positions Held by Trustee During Past 5 Years
Lucy Hancock Bode (73)	Trustee since January 2004	Healthcare consultant (self-employed) (1986 to present)	17	Fifth Third Advisory Board (2019 to present)
Leslie H. Garner Jr. (74)	Trustee since January 2004	President and Chief Executive Officer, The Greater Cedar Rapids Community Foundation (2010 to 2023); President, Cornell College (1994 to 2010)	17	None
52

Name, Age and Address(1)	Position, Term of Office(2) and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Director/Trustee Positions Held by Trustee During Past 5 Years
Ronald James (74)	Trustee since January 2004	Director/President, Campbell Chapel Community Development Ministries (2024 to present); Private Investor (2017 to present); Faculty member (part time), University of St. Thomas (2004 to present); President and Chief Executive Officer, Center for Ethical Business Cultures (2000 to January 2017)	17	Best Buy Co. Inc. (2004 to 2013); Bremer Financial Corporation (2004 to 2025); Greater Twin Cities United Way (2012 to 2020)
Michael Kardok (66)	Trustee since October 2024	Kardok Consulting (self-employed) (2023 to 2025); Treasurer and Principal Financial and Accounting Officer, Natixis and Loomis Sayles Funds and Natixis ETFs (2004 to 2022); Principal Financial and Accounting Officer - Senior Vice President, Natixis Advisors, LLC and Natixis Distribution, LLC (2004 to 2022)	17	None
Margaret McCaffrey (62)	Trustee since October 2024	Independent Consultant/Financial Expert (self-employed) (2021 to present); Assurance Partner, Cohen & Company (1990 to 2021)	17	Independent Trustee/Audit Chair of Modern Capital Tactical Income Fund (2021 - present)
Dexter Perry (56)	Trustee since January 2026	Investment Advisor Representative/ Managing Member, One Providence Capital, LLC (2006 to Present); Insurance Agent/ Managing Member, The Providence Group of North Carolina, LLC (2001 to Present)	17
Independent Director, First
Bancorp, Inc. (2021 to Present);
Trustee, The Asheville School
(2020 to Present); Independent
Director, Acting Executive
Director, General Baptist
Convention of North Carolina
Foundation, Inc. (2018 to
present); M&F Bancorp, Inc.
(2018-2021)

53

Name, Age and Address(1)	Position, Term of Office(2) and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Director/Trustee Positions Held by Trustee During Past 5 Years
James R. Seward, CFA (72)	Chairman of the Board and Trustee since January 2004	Private investor (2000 to present); CFA (1987 to present)	17	Brookdale Senior Living Inc. (2008 to 2019)
Christie Zarkovich (51)	Trustee since March 2023	Managing Director, The Ewing and Marion Kauffman Foundation (2025 to present); Chief Administrative, Financial and Investment Officer, Health Forward Foundation (2021 to 2025); Investment Director, Chinquapin Trust Company (2019 to 2021)	17	Children’s Mercy Hospital Foundation (2021 to present); Kansas City Art Institute (2024 to present); Investment Committee Member, Ada Capital (2024 to present)
INTERESTED TRUSTEE

Name, Age and Address(1)	Position, Term of Office(2) and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(4)	Other Director/Trustee Positions Held by Trustee During Past 5 Years
David Eikenberg(3) (56)	Trustee since October 2022	President and Chief Executive Officer, RBC Funds (2022 to present); Head of Intermediary Sales at RBC Global Asset Management (U.S.) Inc., (March 2018 to present)	17	None
(1)
The address for each Trustee/Officer, except David Eikenberg, is 250 Nicollet Mall, Suite 1550, Minneapolis, Minnesota 55401. The address for David Eikenberg is 225 Franklin Street, Boston Massachusetts 02110.
(2)
All Trustees must retire on or before December 31 of the year in which they reach the age of 75. The Board may temporarily waive this requirement when necessary to avoid depriving the Board of a Trustee with critical skills.
(3)
David Eikenberg has been determined to be an Interested Trustee by virtue of his position with the Adviser.
54

Executive Officers

Name, Age and Address(1)	Position, Term of Office(2) and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years
David Eikenberg (56)	President and Chief Executive Officer since October 2022	President and Chief Executive Officer, RBC Funds (2022 to present); Head of Intermediary Sales at RBC Global Asset Management (U.S.) Inc., (March 2018 to present)
Christina M. Weber (57)	Chief Compliance Officer since December 2012 and Assistant Secretary since October 2025	Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (June 2018 to present); Chief Compliance Officer, RBC Funds (2012 to present); Secretary, RBC Funds (2017 to 2025)
Kathleen A. Hegna (58)	Chief Financial Officer since May 2009 and Treasurer since March 2014
Head, U.S. Fund Operations, RBC
Global Asset Management (U.S.) Inc.
(2022 to present); Chief Financial
Officer, RBC Funds (2009 to present);
Associate Vice President and Director,
Mutual Fund Services, RBC Global Asset
Management (U.S.) Inc. (2009 to 2022)

Tara Tilbury (51)	Secretary since October 2025	Managing Counsel, RBC Global Asset Management (U.S.) Inc. (2018 to Present), Secretary, RBC Funds (2025 to present); Assistant Secretary, RBC Funds (2022 to 2025)
Jennifer Teal (55)	Assistant Secretary since October 2025	Assistant Secretary, RBC Funds (2025 to present); Manager, Regulatory Administration, RBC Global Asset Management (U.S.) Inc. (2019 to present)
Maren Fleming (42)	Assistant Secretary since October 2025	Assistant Secretary, RBC Funds (2025 to present); Associate Director, Compliance, RBC Global Asset Management (U.S.) Inc. (2018 to present)
Patrick Engel (31)	Assistant Treasurer since October 2025
Assistant Treasurer, RBC Funds (2025 to
present); Senior Financial Analyst –
Mutual Funds, RBC Global Asset
Management (U.S.) Inc. (2022 to
present); Senior Portfolio Administrator,
RBC Global Asset Management (U.S.)
Inc. (2020 to 2022)

(1)
The address of each Trustee/Officer, except David Eikenberg, is 250 Nicollet Mall, Suite 1550, Minneapolis, Minnesota 55401. The address of David Eikenberg is 225 Franklin Street, Boston Massachusetts 02110.
(2)
Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.
55

Access Fund Officer

Name, Age and Address(1)	Position, and Length of Time Served	Principal Occupation(s) During Past 5 Years
Ronald A. Homer (77)	President, Access Fund, since July 2008
Managing Director, RBC Global Asset
Management (U.S.) Inc. and President,
RBC BlueBay Access Capital
Community Investment Fund (formerly
Access Capital Community Investment
Fund) (July 2008 to present); Chief
Executive Officer and Co-Managing
Member, Access Capital Strategies LLC
(1997 to July 2008); Chairman: Access
Capital Strategies Community Investment
Fund (1998 to July 2008)

The table below shows the aggregate dollar range of each Trustee’s holdings in the RBC SMID Cap Growth Fund, RBC BlueBay Impact Investment Funds, RBC BlueBay Emerging Market Debt Fund, RBC BlueBay High Yield Bond Fund, RBC BlueBay Core Plus Bond Fund and RBC BlueBay Strategic Income Fund and the RBC BlueBay U.S. Government Money Market Fund and the aggregate dollar range in the RBC Funds as of December 31, 2025.

Independent Trustees	Dollar Range of Shares in the Funds	Aggregate Dollar Range of Shares in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Lucy Hancock Bode	None	Over $100,000
Leslie H. Garner Jr.		Over $100,000
RBC SMID Cap Growth Fund	$50,001-$100,000
RBC BlueBay High Yield Bond Fund	$1-$10,000
RBC BlueBay Core Plus Bond Fund	$1-$10,000
RBC BlueBay Emerging Market Debt Fund	$1-$10,000
RBC BlueBay Strategic Income Fund	$10,001-$50,000
RBC BlueBay U.S. Government Money Market Fund	$10,001-$50,000
Ronald James		Over $100,000
RBC SMID Cap Growth Fund	$10,001-$50,000
RBC BlueBay High Yield Bond Fund	$50,001-$100,000
Michael Kardok	None	Over $100,000
Margaret McCaffrey		$50,001-$100,000
RBC SMID Cap Growth Fund	$10,001-$50,000
RBC BlueBay Short Duration Fixed Income Fund	$10,001-$50,000
RBC BlueBay Core Plus Bond Fund	$10,001-$50,000
Dexter Perry	None	None
James R. Seward		Over $100,000
RBC SMID Cap Growth Fund	Over $100,000
Christie Zarkovich		Over $100,000
RBC BlueBay Core Plus Bond Fund	$50,001-$100,000
RBC SMID Cap Growth Fund	$10,001-$50,000
RBC BlueBay Strategic Income Fund	$50,001-$100,000
56

Interested Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
David Eikenberg	None	$10,001-$50,000
Independent Trustees (Trustees of the Trust who are not directors, officers or employees of the Adviser, either Co-Administrator or Distributor) receive from the Trust an annual retainer of $110,000. The annual retainer was previously $100,000 and was increased to $110,000 effective January 1, 2026. The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other Trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, Independent Trustees receive a quarterly meeting fee of $6,500 for each in-person Board of Trustees meeting attended. Each Independent Trustee also receives a meeting fee of $1,500 for each telephonic or Special Board meeting attended, and a $1,500 fee for each Board committee meeting attended. Independent Trustees are also reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Trustees who are directors, officers or employees of the Adviser, either Co-Administrator or Distributor do not receive compensation from the Trust. The table below sets forth the compensation received by each Trustee from the Trust during the Funds’ fiscal year ended September 30, 2025.

	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation for Fund Complex Paid to Trustee†
Independent Trustees
Lucy Hancock Bode	$141,245	None	None	$141,245
Leslie H. Garner, Jr.	143,122	None	None	$143,122
Michael Kardok	143,331	None	None	$143,331
Margaret McCaffrey	140,403	None	None	$140,403
Ronald James	138,000	None	None	$138,000
Dexter Perry*	0	None	None	$-
James R. Seward	142,813	None	None	$142,813
Christie Zarkovich	140,000	None	None	$140,000

Interested Trustee
David Eikenberg	None	None	None	None
†
The Fund Complex consists of the Trust, which currently offers 17 portfolios.
*
Mr. Perry has been a Trustee since January 1, 2026.
Control Persons and Principal Holders of Securities
As of December 31, 2025, the persons listed below owned of record or beneficially 5% or more of the indicated class of shares of each Fund. A shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund’s voting securities may be deemed a “control person” (as defined under applicable securities laws) of the Fund. “Control” is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a fund. Any person owning more than 25% of the voting securities of a Fund may be deemed to have effective voting control over the operation of that Fund, which would diminish the voting rights of other shareholders. Additionally, as of December 31, 2025, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of each class of each of the Funds with the exception of Class A Shares of the RBC BlueBay High
57

Yield Bond Fund and the RBC BlueBay Strategic Income Fund. As of December 31, 2025, the Trustees and officers of the Trust, as a group, own 1.6% of the outstanding Class A Shares of the RBC BlueBay High Yield Bond Fund and 1.2% of the outstanding Class A Shares of the RBC BlueBay Strategic Income Fund.
RBC SMID CAP GROWTH FUND
Class A	Name & Address	%
	RBC Capital Markets LLC* Mutual Fund Omnibus Processing Attn: Mutual Fund Ops Manager 250 Nicollet Mall, Suite 1200 Minneapolis, MN 55401-7554	22.88%

Class I	Name & Address	%
	Charles Schwab & Co Inc.* Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	86.60%

Class R6	Name & Address	%
	UBATCO Attn: Trust Operations P.O. Box 82535 Lincoln, NE 68501-2535	86.14%
	Ascensus Trust Company FBO Frazier Industrial Co Savings & In. P.O. Box 10758 Fargo, ND 58106-0758	9.02%
RBC BLUEBAY ACCESS CAPITAL COMMUNITY INVESTMENT FUND
Class A	Name & Address	%
	Charles Schwab & Co Inc.* Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	43.16%
	RBC Capital Markets LLC* Mutual Fund Omnibus Processing Attn: Mutual Fund Ops Manager 250 Nicollet Mall, Suite 1200 Minneapolis, MN 55401-7554	35.68%
	LPL Financial* FBO Customer Accounts Attn: Mutual Fund Operations 4707 Executive Drive San Diego, CA 92121-3091	9.95%

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Class I	Name & Address	%
	Charles Schwab & Co Inc.* Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	14.63%
	LPL Financial* FBO Customer Accounts Attn: Mutual Fund Operations 4707 Executive Drive San Diego, CA 92121-3091	9.57%
	Umpqua Bank/Oregon Treasury Department 5885 Meadows Road, Ste 400 Lake Oswego, OR 97035-8645	6.99%
	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	5.67%
	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	5.49%

Class IS	Name & Address	%
	Charles Schwab & Co Inc.* Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	88.48%
	KEYBANK NA National Endowment for Financial Education PO Box 94871 Cleveland, OH 44101-4871	7.36%
RBC BLUEBAY IMPACT BOND FUND
Class A	Name & Address	%
	RBC Capital Markets LLC* Mutual Fund Omnibus Processing Attn: Mutual Fund Ops Manager 250 Nicollet Mall, Suite 1200 Minneapolis, MN 55401-7754	100%

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Class I	Name & Address	%
	Charles Schwab & Co Inc.* Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	30.34%
	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	18.00%
	RBC Capital Markets LLC* Mutual Fund Omnibus Processing Attn: Mutual Fund Ops Manager 250 Nicollet Mall, Suite 1200 Minneapolis, MN 55401-7754	5.88%
	Charles Schwab & Co Inc.* Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	5.18%

Class R6	Name & Address	%
	Gavi Alliance 2099 Pennsylvania Ave NW STE 200 Washington DC 20006-6811	41.87%
	The San Francisco Foundation 1 Embarcadero Center, Suite 1400 San Francisco, CA 94111-3703	10.78%
	J.P. Morgan Securities LLC 4 Chase Metrotech Center Brooklyn, NY 11245-0001	6.44%

Class Y	Name & Address	%
	RBC Global Asset Management (U.S.) Inc. Attn: Brandon Lew 250 Nicollet Mall, Suite 1550 Minneapolis MN 55401-7585	100%
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RBC BLUEBAY EMERGING MARKET DEBT FUND
Class A	Name & Address	%
	Charles Schwab & Co Inc.* Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	84.04%
	Morgan Stanley Smith Barney LLC For The Exclusive Benefit of Its Customers 1 New York Plaza 39TH FL New York, NY 10004-1932	13.49%

Class I	Name & Address	%
	SEI Private Trust Company C/O Principal Financial ID 636 Attn: Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	38.01%
	Rhode Island Laborers Pension Fund* 200 Midway Road, Suite 177 Cranston, RI 02920-5750	27.84%
	Rhode Island Laborers Annuity Fund* 200 Midway Road, Suite 177 Cranston, RI 02920-5750	17.86%
	RBC Capital Markets LLC*Mutual Fund Omnibus ProcessingAttn: Mutual Fund Ops Manager250 Nicollet Mall, Suite 1200Minneapolis, MN 55401-7554	7.36%

Class R6	Name & Address	%
	The Northern Trust CompanyFBO Ascensus333 S. Wabash Ave.Chicago, IL 60604-4107	99.98%
RBC BLUEBAY HIGH YIELD BOND FUND
Class A	Name & Address	%
	RBC Capital Markets LLC* Mutual Fund Omnibus Processing Attn: Mutual Fund Ops Manager 250 Nicollet Mall, Suite 1200Minneapolis, MN 55401-7754	57.35%
	Charles Schwab & Co Inc.* Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	24.96%
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Class A	Name & Address	%
	Vanguard Brokerage Services PO Box 1170 Valley Forge, PA 19482-1170	6.64%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza 39TH FL New York, NY 10004-1932	5.92%

Class I	Name & Address	%
	Charles Schwab & Co. Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	29.74%
	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	16.62%
	Goldman Sachs & Co C/O Mutual Funds Ops 295 Chipeta Way Salt Lake City, UT 84108-1287	7.76%
	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	6.33%
RBC BLUEBAY CORE PLUS BOND FUND
Class A	Name & Address	%
	RBC Global Asset Management (U.S.) Inc. Attn: Brandon Lew 250 Nicollet Mall, Suite 1550 Minneapolis MN 55401-7585	90.68%
	Charles Schwab & Co Inc.*Special Custody Account FBO CustomersAttn: Mutual Funds211 Main StreetSan Francisco, CA 94105-1901	8.47%

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Class I	Name & Address	%
	RBC Global Asset Management (U.S.) Inc. Attn: Brandon Lew 250 Nicollet Mall, Suite 1550 Minneapolis MN 55401-7585	56.19%
	RBC Capital Markets LLC*Mutual Fund Omnibus Processing Attn: Mutual Fund Ops Manager 250 Nicollet Mall, Suite 1550 Minneapolis MN 55401-7585	15.13%
	Charles Schwab & Co Inc.*Special Custody Account FBO CustomersAttn: Mutual Funds211 Main StreetSan Francisco, CA 94105-1901	13.97%

Class R6	Name & Address	%
	RBC Global Asset Management (U.S.) Inc. Attn: Brandon Lew 250 Nicollet Mall, Suite 1550 Minneapolis MN 55401-7585	99.29%
RBC BLUEBAY STRATEGIC INCOME FUND
Class A	Name & Address	%
	RBC Global Asset Management (U.S.) Inc. Attn: Brandon Lew 250 Nicollet Mall, Suite 1550 Minneapolis MN 55401-7585	83.82%
	Charles Schwab & Co Inc.*Special Custody Account FBO CustomersAttn: Mutual Funds211 Main StreetSan Francisco, CA 94105-1901	13.33%

Class I	Name & Address	%
	RBC Global Asset Management (U.S.) Inc. Attn: Brandon Lew 250 Nicollet Mall, Suite 1550 Minneapolis MN 55401-7585	69.54%
	RBC Capital Markets LLC*Mutual Fund Omnibus ProcessingAttn: Mutual Fund Ops Manager250 Nicollet Mall, Suite 1200Minneapolis, MN 55401	9.49%

Class R6	Name & Address	%
	RBC Global Asset Management (U.S.) Inc. Attn: Brandon Lew 250 Nicollet Mall, Suite 1550 Minneapolis MN 55401-7585	98.02%
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RBC BLUEBAY U.S. GOVERNMENT MONEY MARKET FUND
Institutional Class 1	Name & Address	%
	Hare & Co 2 PO Box 223910 Pittsburgh, PA 15251-2910	18.32%
	Wells Fargo BankFor the Exclusive Benefit of Customers1525 W Harris BoulevardCharlotte, NC 28262-8522	6.34%
	State Street Global Markets LLC 1 Congress Street Boston, MA 02114-2010	6.32%
	Goldman Sachs Global Liquidity Services Omnibus Account FBO Goldman Sachs & Co. Customers 71 South Wacker Drive, Street 500 Chicago, IL 60606-4673	5.92%

Institutional Class 2	Name & Address	%
	RBC Capital Markets Corp * Special Custody Account For Exclusive Benefit of Customers Attn: Mutual Fund Ops Manager 60 S. 6th Street, #P08 Minneapolis, MN 55402-4413	100%

Investor Class	Name & Address	%
	RBC Capital Markets Corp * Special Custody Account For Exclusive Benefit of Customers Attn: Mutual Fund Ops Manager 60 S. 6th Street, #P08 Minneapolis, MN 55402-4413	100%

Class A	Name & Address	%
	RBC Capital Markets LLC* Mutual Fund Omnibus Processing Attn: Mutual Fund Ops Manager 250 Nicollet Mall, Ste. 1200 Minneapolis, MN 55401-7554	100%
*
Record owner who may not beneficially own shares.
Investment Adviser and Investment Sub-Adviser
Investment Adviser
The Adviser, located at 250 Nicollet Mall, Suite 1550, Minneapolis, Minnesota 55401, serves as investment adviser to the Funds. The Adviser is a wholly owned subsidiary of Royal Bank of Canada (“RBC”). RBC is one of North America’s leading diversified financial services companies and provides personal and commercial banking, wealth management services, insurance, corporate and investment banking, and transaction processing services on a global basis. RBC employs approximately 97,000 people who serve more than 17 million personal, business, public sector and institutional clients through offices in Canada, the U.S. and 27 other countries around the world. The Adviser has been registered with the SEC as an investment adviser since 1983 and has been a portfolio manager of publicly offered mutual funds since 1986. Under the Investment Advisory Agreement, the Adviser manages the day-to-day investment of assets of the Funds in accordance with the policies and procedures established by the Trust. As of December 31, 2025, the Adviser’s investment team managed approximately $71.6 billion in assets for corporations, public and private pension
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plans, Taft-Hartley plans, charitable institutions, foundations, endowments, municipalities, registered mutual funds, private investment funds, trust programs, foreign funds such as UCITS funds, individuals (including high net worth individuals), wrap sponsors and other U.S. and international institutions.
For its services to the Funds, the Adviser receives from each Fund a fee, paid monthly, at an annual rate based on each Fund’s average daily net assets. Each class of shares of a Fund pays its respective pro rata portion of the total advisory fees payable by the Fund. The rates for each Fund are as follows:

Fund	Fee Rate
RBC SMID Cap Growth Fund	0.70% of average daily net assets
Access Fund	0.35% of average daily net assets
RBC BlueBay Impact Bond Fund	0.35% of average daily net assets
RBC BlueBay Emerging Market Debt Fund	0.65% of average daily net assets
RBC BlueBay High Yield Bond Fund	0.55% of average daily net assets
RBC BlueBay Core Plus Bond Fund	0.35% of average daily net assets
RBC BlueBay Strategic Income Fund	0.53% of average daily net assets
RBC BlueBay U.S. Government Money Market Fund	0.10% of average daily net assets
Under the terms of the Investment Advisory Agreements for the Funds between the Trust and the Adviser, the investment advisory services of the Adviser to the Funds are not exclusive. The Adviser is free to, and does, render investment advisory services to others.
The Investment Advisory Agreement for each Fund will remain in effect after its initial term only as long as such continuance is approved for that Fund at least annually (i) by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Board of Trustees and (ii) by a majority of the Trustees who are not parties to the Investment Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party.
Each Investment Advisory Agreement may be terminated with respect to a Fund at any time without payment of any penalty, by a vote of a majority of the outstanding securities of that Fund (as defined in the 1940 Act) or by a vote of a majority of the Board of Trustees on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the Trust. An Investment Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).
For each Fund, the Adviser has contractually agreed to waive fees and/or reimburse expenses of a Fund pursuant to an Expense Limitation Agreement in order to maintain the Fund’s net annual operating expense at the levels and on the terms set forth in the Prospectus through January 31, 2027.
For the RBC BlueBay U.S. Government Money Market Fund, the Adviser and RBC Capital Markets have contractually agreed to waive fees and/or reimburse expenses under the Expense Limitation Agreement in order to maintain the net annual fund operating expenses for the Fund at the levels and on the terms set forth in the Prospectus through January 31, 2027.
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Advisory Fees Paid By Funds. For the fiscal years ended September 30, 2025, 2024 and 2023, the gross amounts of the advisory fees earned by the Adviser and the amounts of the reduction in fees and reimbursement of expenses by the Adviser as a result of the expense limitations, were as follows:

	Fiscal Year Ended September 30, 2025		Fiscal Year Ended September 30, 2024		Fiscal Year Ended September 30, 2023
	Contractual Advisory Fees (gross)	Advisory Fees Waived and/or Expenses Reimbursed by Advisor	Contractual Advisory Fees (gross)	Advisory Fees Waived and/or Expenses Reimbursed by Advisor	Contractual Advisory Fees (gross)	Advisory Fees Waived and/or Expenses Reimbursed by Advisor
RBC SMID Cap Growth Fund	$1,058,956	$237,463	$1,027,413	$315,928	$670,484	$217,421
Access Fund	$2,405,290	$632,164	$2,315,955	$667,219	$2,440,954	$642,967
RBC BlueBay Impact Bond Fund	$998,566	$341,201	$918,223	$386,323	$807,842	$318,708
RBC BlueBay Emerging Market Debt Fund	$784,525	$218,416	$484,545	$283,289	$235,841	$285,068
RBC BlueBay High Yield Bond Fund	$4,533,908	$1,549,437	$3,330,358	$1,236,730	$1,926,322	$855,874
RBC BlueBay Core Plus Bond Fund	$216,595	$258,999	$172,446	$320,005	$153,342	$261,771
RBC BlueBay Strategic Income Fund	$398,486	$260,006	$304,828	$318,375	$268,939	$259,042
RBC BlueBay U.S. Government Money Market Fund	$14,996,037	$-	$15,050,902	$481	$12,167,591	$2,111
*
For the period of November 1, 2021 (commencement of operations) through September 30, 2022.
Investment Sub-Adviser
The Sub-Adviser, located at 100 Bishopsgate, London EC2N 4AA, United Kingdom, serves as investment sub-adviser to the RBC BlueBay Emerging Market Debt Fund and RBC BlueBay High Yield Bond Fund. The Sub-Adviser is a wholly owned subsidiary of RBC, which is the parent company of the Adviser. The Sub-Adviser has been registered with the SEC as an investment adviser since September 2013 and is authorized and regulated by the UK Financial Conduct Authority. The Sub-Adviser employed 489 individuals and had $181.3 billion in assets under management as of December 31, 2025.
For the services provided by the Sub-Adviser to each of the RBC BlueBay Emerging Market Debt Fund and RBC BlueBay High Yield Bond Fund, the Adviser will pay the Sub-Adviser a fee, computed daily and payable monthly, equal to 60% of the management fee paid to the Adviser by each of RBC BlueBay Emerging Market Debt Fund and RBC BlueBay High Yield Bond Fund (“Management Fee”), after deducting the amounts of any fees waived or expenses paid or reimbursed by the Adviser pursuant to any expense limitation arrangements then in place between the Adviser and the Fund (“Expense Waivers”), such that:
(Management Fee – Expense Waivers) x 0.600 = Sub-Advisory Fee
For the fiscal years ended September 30, 2025, 2024 and 2023, the amounts of the sub-advisory fees paid by the Adviser to the Sub-Adviser were as follows:
	Fiscal Year Ended September 30, 2025	Fiscal Year Ended September 30, 2024	Fiscal Year Ended September 30, 2023
Sub-Advisory Fees	$2,130,348	$1,515,424	$943,020
Potential Conflicts of Interest
The Adviser, Sub-Adviser and/or its affiliates (together, the “Adviser”) provide a variety of discretionary and non-discretionary investment advisory services and products to their clients. As a result, the following
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potential and actual conflicts of interest, among others, are presented to RBC in the operation of its investment advisory services:
•  The Adviser faces conflicts of interest when rendering investment advisory services to several clients and may provide dissimilar investment advice to different clients.
•  The Adviser may, in certain circumstances, have discretion when making distributions as part of redemptions in the form of securities or other assets, and in that case, the composition of such distributions. Accordingly, the Adviser may face conflicts of interest with respect to redeeming investors and remaining investors.
•  The Adviser may collect greater compensation for certain Funds or accounts than that received for a Fund, or may receive performance-based compensation. This may create a potential conflict of interest for the Adviser or its portfolio managers to incentivize certain accounts. Conflicts of interest may also arise when a portfolio manager has management responsibilities to more than one account or Fund, such as devotion of unequal time or attention.
•  Potential conflicts of interest may arise with both the aggregation of trade orders and the allocation of securities transactions/investment opportunities/investment ideas. For allocations of aggregated trades, particularly trade orders that were only partially filled due to limited availability, the Adviser may have an incentive to allocate trades or investment opportunities to certain accounts or Funds.
•  As a result of information barriers, personnel within the Adviser may trade differently from the Funds. Also, if the Adviser obtains material non-public confidential information as part of its business activities for or with other clients, it may be restricted from purchasing or selling securities for a Fund.
•  If the Adviser pays a broker-dealer with “soft” or commission dollars in order to obtain access to statistical information and research, the Adviser faces conflicts of interest because the Adviser may have an incentive to trade with certain brokers or dealers in order to earn soft dollars and the information and research could benefit certain Funds more than others.
•  The Funds may be subject to conflicts of interest if they engage in principal transactions with other Funds or with the Adviser, to the extent permitted by law. The Adviser may have a potentially conflicting division of loyalties and responsibilities to the parties in these transactions.
•  Where the Adviser advises both sides of a transaction (cross-transactions) there may be potential conflicts of interest or regulatory issues relating to these transactions which could limit the Adviser’s decision to engage in these transactions for the Funds. The Adviser may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions, and has developed policies and procedures in relation to such transactions and conflicts. Cross-transactions may disproportionately benefit some accounts relative to other accounts due to the relative amount of market savings obtained by the accounts. Any principal, cross- or agency cross-transactions will be effected in accordance with fiduciary requirements and applicable law.
•  The Adviser’s participation in certain markets or its actions for particular clients could also restrict or affect a Fund’s ability to transact in those markets.
•  Potential conflicts of interest also exist when the Adviser has certain overall investment limitations on positions in securities or other financial instruments due to, among other things, investment restrictions imposed upon the Adviser by law, regulation, contract or internal policies. They could prevent a Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s objectives.
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•  Although the Adviser is not the primary valuation agent of the Funds, it performs certain valuation services related to securities and assets in the Funds. The Adviser may value an identical asset differently than another division or unit within the Adviser values the asset. The Adviser may also value an identical asset differently in different accounts or Funds.
•  Conflicts of interest may arise in the voting of proxies, with for instance, different teams voting proxies differently or the Adviser voting differently than its affiliates or the advice given by its affiliates to their clients (more information on proxy voting is available at page 70 within the Proxy Voting section).
•  Subject to applicable law, the Adviser may, from time to time and without notice to investors, in-source or outsource certain processes or functions in connection with a variety of services that they provide to the Funds in their administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.
•  The Adviser and Trust maintain codes of ethics and personal account dealing policies and procedures (collectively, the “Codes”). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person’s employment activities, and that actual and potential conflicts of interest are avoided. The Codes are designed to detect and prevent improper personal trading. The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls, including prohibitions against purchases of securities in an initial public offering and a pre-clearance requirement with respect to personal securities transactions.
•  The Adviser and/or its affiliates may, to the extent permitted by applicable regulations, contribute to various non-cash and cash arrangements to promote the sale of Fund shares, as well as sponsor various educational programs, sales contests and/or promotions. The Adviser, Distributor and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs subject to applicable regulations. Other compensation may also be offered from time to time to the extent not prohibited by applicable laws or regulations. Such arrangements may give rise to potential conflicts of interest.
The Adviser and Trust have adopted policies and procedures designed to identify and mitigate the types of potential conflicts of interest discussed above, although they may be ineffective in doing so.
Portfolio Managers
Other Accounts Managed
The following table provides information regarding other mutual funds and accounts for which each Fund’s portfolio managers is primarily responsible for the day-to-day portfolio management as of September 30, 2025.

Portfolio Manager	RBC Funds Managed	Account Type	Number of Accounts	Value of Accounts	Number of Performance Fee Accounts	Value of All Performance Fee Accounts
Richard Drage	SMID Cap Growth Fund	Pooled	0	0	0	0
		Separate Accounts	10	1,921,659,039	0	0
		Registered Inv. Co.	0	0	0	0
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Portfolio Manager	RBC Funds Managed	Account Type	Number of Accounts	Value of Accounts	Number of Performance Fee Accounts	Value of All Performance Fee Accounts
Brian Svendahl	Access Fund, RBC BlueBay Impact Bond Fund, RBC BlueBay Core Plus Bond Fund, RBC BlueBay Strategic Income Fund	Pooled	9	1,561,492,894	0	0
		Separate Accounts	55	14,366,777,125	0	0
		Registered Inv. Co.	0	0	0	0
Polina Kurdyavko	RBC BlueBay Emerging Market Debt Fund	Pooled	18	4,473,391,117	5	751,460,048
		Separate Accounts	19	10,254,838,373	1	265,668,612
		Registered Inv. Co.	0	0	0	0
Gary Sedgewick	RBC BlueBay Emerging Market Debt Fund	Pooled	3	389,498,004	0	0
		Separate Accounts	4	6,494,286,782	0	0
		Registered Inv. Co.	0	0	0	0
Andrzej Skiba	RBC BlueBay High Yield Bond Fund, RBC BlueBay Core Plus Bond Fund, RBC BlueBay Strategic Income Fund	Pooled	9	8,339,908,526	2	415,163,676
		Separate Accounts	39	22,968,471,407	4	2,016,155,609
		Registered Inv. Co.	0	0	0	0
Tim Leary	RBC BlueBay High Yield Bond Fund	Pooled	5	3,373,134,554	2	276,575,858
		Separate Accounts	21	9,140,427,332	1	248,435,218
		Registered Inv. Co.	0	0	0	0
Charles Whinery	RBC BlueBay High Yield Bond Fund	Pooled	0	0	0	0
		Separate Accounts	2	396,920,908	0	0
		Registered Inv. Co.	0	0	0	0
Neil Sun	RBC BlueBay Core Plus Bond Fund, RBC BlueBay Strategic Income Fund	Pooled	1	1,918,345,265	0	0
		Separate Accounts	8	2,634,249,355	0	0
		Registered Inv. Co.	0	0	0	0
Portfolio Manager Compensation
The compensation plan for the RBC Global Asset Management (“RBC GAM”) Investment teams was designed with the following principles in mind:
•  To attract and retain individuals possessing the skills and talents essential to sustainable investing success and the growth of RBC GAM
•  To align rewards for investment professionals with the goals of our investors and shareholders
•  To promote RBC GAM’s culture and foster stability and consistent improvement within RBC GAM’s workforce
Payments are reviewed against investment results (benchmarks and/or peer groups) to ensure that rewards are consistent with achieving the desired returns/outcomes for our clients within attractive/acceptable risk metrics. Individual compensation quantums are reviewed against industry surveys to ensure compensation remains competitive, contributing to fairness, efficiency, and the retention of superior investment staff.
The compensation program for investment management personnel is comprised of five elements:
1.
Base Salary
2.
Annual Discretionary Bonus (short term incentive or STI)
3.
Firm Profit-Sharing Plan (for eligible teams and investment staff)
4.
GAM Factor units (for eligible teams and investment staff)
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5.
Team Profit-Sharing Plan (for eligible teams and investment staff)
Base salary
•  For new hires, base salaries are set after considering internal comparables, local market industry surveys and our own sense of market conditions.
•  On an annual basis, all base salaries are reviewed within and across teams and locations to ensure fairness, consistency and relevance.
•  Base salaries for all roles are also compared to local industry surveys to protect GAM’s ability to attract superior talent to the firm without introducing anomalies in the compensation program for new versus long-term employees.
Annual Discretionary Bonus
•  All employees who are eligible for a discretionary bonus are graded on a 200-point scale. This score is a combination of quantitative and qualitative assessments, although, in some cases and depending on the type of role, only a qualitative assessment is possible.
•  Bonus payments are reflective of the past five years of contributions and investment performance over one-, three- and five-year periods, with greater emphasis on three and five years.
•  The quantitative component is calculated using an algorithm that tracks results for specific responsibilities in investment management against agreed upon success thresholds.
•  The qualitative component is based on a review of results produced over the year and the degree to which the individual exhibits attitudes and behaviors consistent with RBC GAM’s reputation, culture and goals, including investment success and growth.
•  Annual Discretionary Bonuses are impacted by the firm’s financial performance.
Firm Profit-Sharing Plan (“PSP”)
•  Senior individuals within the Investment teams may be eligible to receive units linked to the financial performance of RBC GAM and serves as a proxy for ownership in the firm.
•  Membership is based on rigid qualifications that effectively limit membership to the most senior analysts and portfolio managers. Among these qualifications are investment success and service leadership over the intermediate and long term, thought leadership, ethical behavior and contribution to firm culture.
•  PSP units are reviewed annually and approved by the CIO and CEO at the beginning of each fiscal year. The number of units held by each individual does not normally change during the year.
•  The value of each PSP unit is distributed to unit holders based on the number of units that they hold.
•  PSP exposure is capped to 40% of an individual’s total compensation to mitigate against high volatility.
•  At the end of each year, an incentive bonus is calculated based on the performance of certain equity and fixed income funds versus their peer groups. This calculation is based on a time-weighted performance measure which includes returns over various periods, including a 5 year calculation. The incentive bonus is paid annually and shared among all PSP members on the basis of their relative unit holdings.
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GAM Factor units (“GFU”)
•  GFU’s are allocated where individual’s PSP exposure exceeds the 40% maximum.
•  GFU units have a value of CAD $1,000 and are adjusted up and down each year by the firm’s financial performance.
•  GFU’s can also be allocated as part of a compensation adjustment that results from promotion or a review against internal and external comparables.
Team Profit-Sharing Plan (“TPS”)
•  Certain select investment teams have access to a TPS Plan based on the team’s ability to grow RBC GAM’s global institutional client base.
•  TPS is based on the profit generated by an investment team. This is calculated as a share of management fees and, in some cases, performance fees, earned from the team’s products; with deductions for certain defined direct costs including compensation expenses such as salaries and the employer’s National Insurance Contributions and non-compensation costs.
Deferrals
•  Consistent with industry best practices, a portion of investment professionals’ variable compensation (Annual Discretionary Bonus, PSP, TPS) is subject to a mandatory 3-year deferral.
•  This deferral applies to all staff with variable compensation greater than a defined threshold that varies by region; and ranges from 25% to 45% and may be as high as 60% to meet regulatory requirements in certain jurisdictions.
•  This deferral amount is payable at the end of three years, provided the employee remains in good standing with RBC GAM. The deferral amount paid is based on the success of RBC and RBC GAM over the deferral period; 30% of the deferral is mandatorily invested into RBC shares whilst individuals are allowed to invest the remaining 70% of deferred compensation into a combination of funds managed by RBC GAM and/or an index tracking RBC GAM’s profit growth, further aligning RBC GAM’s incentive structure with the interest of our clients.
Other
In addition, all US-based team members can invest in our ultimate parent, RBC, through our 401(k) program; and all team members have signed employment agreements that include: (1) notice periods; and (2) non-solicit terms.
Annual Discretionary Bonus / Performance
•  As noted above, bonus payments are reflective of the past five years of contributions and investment performance over one-, three- and five-year periods, with greater emphasis on three and five years. Performance is based on the investment team’s relevant composite or fund returns compared to the following benchmarks or peer groups:

Fund	Relevant Benchmark or Peer Group
RBC BlueBay Impact Bond Fund	Bloomberg US Aggregate Bond Index and Morningstar Intermediate Core Bond Category
RBC BlueBay Access Capital Community Investment Fund	Bloomberg US Securitized Index and Morningstar Intermediate Government Category
RBC BlueBay Strategic Income Fund	ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index and Morningstar Nontraditional Bond Category
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Fund	Relevant Benchmark or Peer Group
RBC BlueBay Core Plus Bond Fund	Bloomberg US Aggregate Bond Index and Morningstar Intermediate Core-Plus Bond Category
RBC BlueBay High Yield Bond Fund	ICE BofA US High Yield Index and Morningstar High Yield Bond Category
RBC BlueBay Emerging Market Debt Fund	J.P. Morgan Emerging Market Bond Index Global Diversified and custom peer group
RBC SMID Cap Growth Fund	eVestment US Small-Mid Cap Growth Equity Universe
Portfolio Managers’ Beneficial Ownership of the Funds
A portfolio manager’s beneficial ownership of a Fund is defined as the portfolio manager having the opportunity to share in any profit from transactions in the Fund, either directly or indirectly, as the result of any contract, understanding, arrangement, relationship or otherwise. Therefore, ownership of Fund shares by members of the portfolio manager’s immediate family or by a trust of which the portfolio manager is a trustee could be considered ownership by the portfolio manager. The reporting of Fund share ownership in this SAI shall not be construed as an admission that the portfolio manager has any direct or indirect beneficial ownership in the Fund listed. The table below shows each portfolio manager’s beneficial ownership of the Fund(s) under his management as of September 30, 2025.

Dollar Range of Fund Shares Beneficially Owned
RBC SMID Cap Growth Fund
Richard J. Drage	$100,001-$500,000

RBC BlueBay Access Capital Community Investment Fund
Brian Svendahl	None

RBC BlueBay Impact Bond Fund
Brian Svendahl	$100,001-$500,000

RBC BlueBay Emerging Market Debt Fund
Polina Kurdyavko	None
Gary Sedgewick	None

RBC BlueBay High Yield Bond Fund
Andrzej Skiba	None
Tim Leary	$100,001-$500,000
Charles Whinery	$50,001-$100,000

RBC BlueBay Core Plus Bond Fund
Andrzej Skiba	None
Brian Svendahl	None
Neil Sun	None

RBC BlueBay Strategic Income Fund
Andrzej Skiba	$10,001-$50,000
Brian Svendahl	$100,001-$500,000
Neil Sun	None
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Proxy Voting Policies
The Funds are the beneficial owners of their portfolio securities, and therefore, the Board of Trustees, acting on the Funds’ behalf, is responsible for voting proxies. The Adviser has been delegated the authority by the Board of Trustees to vote proxies with respect to the investments held by the Funds.
The Trust seeks to assure that proxies received by the Trust, or its delegate are voted in the best interests of the Trust’s shareholders, and has accordingly adopted proxy voting policies and procedures on behalf of each Fund. The Trust’s Proxy Voting Policies and Guidelines are included in Appendix B of this SAI.
The Board fulfills its oversight responsibilities in a number of ways, including review and approval of the Trust’s Proxy Voting Policies and Procedures, annual review of the adequacy and effectiveness of implementation of the Trust’s Proxy Voting Policies and Procedures in connection with the Rule 38a-1 annual report and annual review and adoption of the Proxy Voting Guidelines.
The Board, after reviewing and concluding that such policies are reasonably designed to vote proxies in the best interests of each Fund’s shareholders, has approved and adopted the custom proxy voting guidelines of the Adviser. The Adviser reviews and updates these guidelines on an ongoing basis as corporate governance best practices evolve. While proxies will generally be voted in accordance with the guidelines, there may be circumstances where the Adviser believes it is in the best interests of the Funds’ shareholders to vote differently than as contemplated by the guidelines, or to withhold a vote or abstain from voting. If a portfolio manager or other personnel of the Adviser or Sub-Adviser would like to recommend that a particular proxy be voted in a manner different from the guidelines, such request shall be reviewed by the Adviser’s Proxy Voting Committee.
Institutional Shareholder Services Inc. (“ISS”) has been engaged by the Adviser and Trust for proxy research and voting services. The Adviser has satisfied itself that ISS has implemented adequate policies and procedures, including information barriers, to reasonably guard against and to resolve any conflicts of interest which may arise in connection with its provision of research analyses, vote recommendations and proxy voting services. Representatives of the Adviser’s Proxy Committee conduct an annual review of ISS’s policies regarding the management of ISS conflicts of interest and present the results of such review to the Proxy Committee.
The Adviser has no affiliation or material business, professional or other relationship with ISS.
Each year the Trust files its proxy voting record for the twelve-month period ended June 30 with the SEC on Form N-PX no later than August 31. The records can be obtained on the SEC’s website at www.sec.gov and without charge by calling the Funds at 1-800-422-2766 or on the Funds’ website at www.rbcgam.com.
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Distribution of Fund Shares
Quasar Distributors, LLC (the “Distributor”), located at 111 E. Kilbourn Avenue, Suite 2200, Milwaukee, WI 53202, is the principal underwriter for shares of the Funds. The Distributor serves pursuant to a Distribution Agreement, which specifies the obligations of the Distributor with respect to offers and sales of Fund shares. The Distribution Agreement provides, among other things, that the Distributor may enter into selling group agreements with responsible dealers and dealer managers as well as sell a Fund’s shares to individual investors. The Distributor is not obligated to sell any specific amount of shares.
Additional Payments. The Adviser may make additional payments, out of its own resources and at no cost to the Funds or their shareholders, to certain broker-dealers, mutual fund supermarkets, or other financial institutions, including affiliates of the Adviser (“Intermediaries”) in connection with: the provision of administrative services; the distribution of the Funds’ shares; and/or reimbursement of ticket or operational charges (fees that an institution charges its representatives for effecting transactions in the Funds’ shares). No one factor is determinative of the type or amount of such additional payments to be provided, and all factors are weighed in the assessment of such determination. Generally, no Intermediary is precluded from considering any of these factors in negotiating such additional payments on its behalf and, unless otherwise disclosed as a special arrangement, no Intermediary is precluded from negotiating the same or similar additional payments arrangement on the same terms as another Intermediary. In addition, certain Intermediaries may receive fees from the Funds for providing recordkeeping and other services for individual shareholders and/or retirement plan participants. Financial consultants and other registered representatives of Intermediaries may receive compensation payments from their firms in connection with the distribution or servicing of Fund shares.
The Distributor was paid the following aggregate commissions on sales of Class A Shares of the Funds during the fiscal years ended September 30, 2025, 2024 and 2023.

	Fiscal Year Ended September 30, 2025	Fiscal Year Ended September 30, 2024	Fiscal Year Ended September 30, 2023
RBC SMID Cap Growth Fund	$8,584	$50,669	$7,587
Access Fund	200	4	169
RBC BlueBay Impact Bond Fund	0	5,000	1,733
RBC BlueBay Emerging Market Debt Fund	0	0	0
RBC BlueBay High Yield Bond Fund	6,680	83,388	3,700
RBC BlueBay Core Plus Bond Fund	0	0	0
RBC BlueBay Strategic Income Fund	0	1500	0
RBC BlueBay U.S. Government Money Market Fund	0	0	0 *
*
For the period of June 8, 2023 (commencement of operations) though September 30, 2023.
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The Distributor retained the following commissions on sales of Class A Shares of the Funds during the fiscal years ended September 30, 2025, 2024 and 2023.

	Fiscal Year Ended September 30, 2025	Fiscal Year Ended September 30, 2024	Fiscal Year Ended September 30, 2023
RBC SMID Cap Growth Fund	$1,559	$6,940	$1,583
Access Fund	52	1	44
RBC BlueBay Impact Bond Fund	0	0	474
RBC BlueBay Emerging Market Debt Fund	0	0	0
RBC BlueBay High Yield Bond Fund	521	9,374	712
RBC BlueBay Core Plus Bond Fund	0	0	0
RBC BlueBay Strategic Income Fund	0	388	0
RBC BlueBay U.S. Government Money Market Fund	0	0	0 *
*
For the period of June 8, 2023 (commencement of operations) though September 30, 2023.
Distribution Plan
The Trust has adopted a Master Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to each of the Funds. The Plan applies to all Funds that offer Class A Shares (the “Plan Funds”) except the RBC BlueBay U.S. Government Money Market Fund. The Plan permits each Fund to make payments for, or to reimburse the Distributor for, costs and expenses incurred in connection with the distribution and marketing of Fund shares subject to an annual limit of up to 0.50% of the average daily net assets attributable to Class A shares of the respective Fund. Currently, the Board of Trustees has approved an annual limit of 0.25% for Class A shares. Class I shares, Class IS shares and Class R6 shares of the Funds are not subject to fees under the Plan.
Plan fees are based on average annual daily net assets of Class A Shares. Up to 0.25% of each Plan fee may be designated as a Service Fee, as defined in applicable rules of FINRA. A Plan fee may be waived voluntarily, in whole or in part, by the Distributor, subject to applicable legal requirements.
Covered costs and expenses include: (i) advertising by radio, television, newspapers, magazines, brochures, sales literature, direct mail or any other form of advertising; (ii) expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses; (iii) payments to broker-dealers and financial institutions for services in connection with the distribution of shares, including fees calculated with reference to the average daily NAV of shares held by shareholders who have a brokerage or other service relationship with the broker-dealer or institution receiving such fees; (iv) costs of printing prospectuses and other materials to be given or sent to prospective investors; and (v) such other similar services as an executive officer of the Trust determines to be reasonably calculated to result in the sale of shares of a Plan Fund.
The Plan contains standard provisions conforming to the requirements of Rule 12b-1, requiring quarterly reports to the Board regarding expenses under the Plan, and provisions regarding the commencement, continuation, amendment and termination of the Plan. Any agreement related to the Plan shall be in writing and contain standard provisions conforming to the requirements of Rule 12b-1 regarding commencement, continuation, amendment and termination.
The Plan provides that it may not be amended to increase materially the costs which the Plan Funds or a class of shares of the Plan Funds may bear pursuant to the Plan without shareholder approval and that other material amendments of the Plan must be approved by the Board of Trustees, and by the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan or any related agreement (“Plan Trustees”), by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Trustees of the Trust have been committed to the discretion of the Trustees who are not “interested persons” of the Trust. The Plan with respect to each of the Plan Funds was approved
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by the Board of Trustees and by the Plan Trustees. The continuance of the Plan is subject to annual approval by the Trustees and the Plan Trustees. the Plan is terminable with respect to a class of shares of a Plan Fund at any time by a vote of a majority of the Plan Trustees or by vote of the holders of a majority of the shares of the class. The Board of Trustees has concluded that there is a reasonable likelihood that the Plan will benefit the Plan Funds and their shareholders.
The Plan is designed to enhance distribution and sales of the Plan Funds and increase assets in the Plan Funds, benefiting Plan Fund shareholders by permitting potential economies of scale in service provider fees.
For the fiscal year ended September 30, 2025, 12b-1 fees were paid by the Funds as shown in the following table. All of the amounts shown were paid as compensation to service organizations and broker-dealers for services in connection with distribution of Fund shares or to the Adviser as reimbursement of the Distributor’s fees.

Fund	Class A Shares
RBC SMID Cap Growth Fund	$52,967
Access Fund	$13,276
RBC BlueBay Impact Bond Fund	$3,778
RBC BlueBay Emerging Market Debt Fund	$19
RBC BlueBay High Yield Bond Fund	$16,436
RBC BlueBay Core Plus Bond Fund	$14,213
RBC BlueBay Strategic Income Fund	$16,226
Additional Payments. The Adviser may make additional payments, out of its own resources and at no additional cost to the Funds or their shareholders, to certain broker-dealers, mutual fund supermarkets, or other financial institutions, including affiliates of the Adviser (“Intermediaries”) in connection with: the provision of administrative services; the distribution of the Funds’ shares; and/or reimbursement of ticket or operational charges (fees that an institution charges its representatives for effecting transactions in the Funds’ shares). No one factor is determinative of the type or amount of such additional payments to be provided, and all factors are weighed in the assessment of such determination. Generally, no Intermediary is precluded from considering any of these factors in negotiating such additional payments on its behalf and, unless otherwise disclosed as a special arrangement, no Intermediary is precluded from negotiating the same or similar additional payments arrangement on the same terms as another Intermediary. The Adviser also may make inter-company payments out of its own resources, and at no additional cost to the Funds or shareholders, to RBC Capital Markets, LLC, in recognition of administrative and distribution-related services provided by RBC Capital Markets, LLC to shareholders. In addition, certain Intermediaries may receive fees from the Funds for providing recordkeeping and other services for individual shareholders and/or retirement plan participants. Financial consultants and other registered representatives of Intermediaries may receive compensation payments from their firms in connection with the distribution or servicing of Fund shares.
Shareholder Servicing Plan
(All Funds except RBC BlueBay U.S. Government Money Market Fund)
The Trust has adopted a Shareholder Servicing Plan (the “Servicing Plan”) that allows Class A, Class I and Class IS shares of the Funds, as applicable, to pay service fees to firms that provide shareholder services (“Intermediaries”). Under the Servicing Plan, if an Intermediary provides shareholder services, including responding to shareholder inquiries and assisting shareholders with their accounts, the Fund may pay shareholder servicing fees to the Intermediary at an annual rate not to exceed 0.15% of the average daily value of net assets of the relevant share class. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of charges. Class R6 shares are not subject to fees under the Servicing Plan.
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For the fiscal year ended September 30, 2025, total payments made pursuant to the Servicing Plan are noted below:

Fund	Class A	Class I	Class IS
RBC SMID Cap Growth Fund	$15,112	$153,496	N/A
Access Fund	5,558	383,785	$46,704
RBC BlueBay Impact Bond Fund	32	171,769	N/A
RBC BlueBay Emerging Market Debt Fund	11	20,002	N/A
RBC BlueBay High Yield Bond Fund	5,218	1,004,172	N/A
RBC BlueBay Core Plus Bond Fund	941	11,344	N/A
RBC BlueBay Strategic Income Fund	1,123	15,177	N/A
Shareholder Account and Distribution Services Plan
(Class A, Institutional Class 2 and Investor Class of the RBC BlueBay U.S. Government Money Market Fund)
The Trust has adopted a Shareholder Account and Distribution Services Plan (the “12b-1 Plan”) with respect to Class A, Institutional Class 2 and Investor Class of the RBC BlueBay U.S. Government Money Market Fund pursuant to Rule 12b-1 under the 1940 Act. Through the 12b-1 Plan, the Fund compensates the Distributor and RBC Capital Markets, LLC for various shareholder account and distribution services for owners of Fund shares. The Distributor is compensated for its services to the Fund pursuant to a Distribution Agreement.
Under the 12b-1 Plan, the Trust will compensate the Distributor for its efforts and expenses incurred in connection with the distribution and marketing of shares of the Fund directly and through its correspondents (such as RBC Capital Markets), and the servicing of shareholder accounts of its customers and those of its correspondents. Compensation payable by the Fund shall be at the following annual amounts: 0.10% for Class A, 0.15% for Institutional Class 2 and 1.00% for Investor Class. All of the 0.10% and 0.15% annual 12b-1 fee for Class A and Institutional Class 2, respectively, and up to 0.25% of the annual 12b-1 fee for Investor Class may be designated as a “service fee.” The 12b-1 fee is paid monthly on the basis of average daily net assets within ten business days following the end of the month covered by such payment.
Pursuant to a Shareholder Account and Distribution Services Agreement (“Agreement”) between the Distributor and RBC Capital Markets, the Distributor has agreed to compensate RBC Capital Markets for services that include the following: (i) the maintenance of separate records for each customer and individual account, which records shall reflect shares purchased and redeemed and share balances; (ii) the disbursement or crediting to individual accounts of customers of all proceeds of redemptions of Fund shares and all dividends and other distributions not reinvested in Fund shares; (iii) the preparation and transmittal to customers of periodic account statements showing the total number of shares owned by each customer as of the statement closing date, purchases and redemptions of Fund shares by the customer during the period covered by the statement, and the dividends and other distributions paid to the customer during the statement period (whether paid in cash or reinvested in Fund shares); (iv) the preparation and proper transmittal of all required tax reporting to the Internal Revenue Service, state taxing authorities and the customers and the accounting for, reporting and submitting of withholding taxes, as required by applicable law, on all individual accounts; (v) the transmittal to customers of proxy materials, reports, and other information required to be sent to shareholders under applicable federal and state securities and other laws, and, upon request of the Trust, the transmittal to customers of material communications necessary and proper for receipt by all beneficial shareholders of the Fund; (vi) the transmittal to the Trust and its transfer agent each business day of the net purchase and redemption orders by and on behalf of the customers during such day; (vii) the transmittal to the Trust or its designee of such periodic reports or information as is necessary to enable the Trust to comply with state Blue Sky requirements; (viii) receiving, tabulating and transmitting to the Fund proxies executed with respect to meetings of shareholders of the Fund; (ix) answering inquiries regarding account status and history, the manner in which purchases and redemptions of the shares may be effected, and other matters pertaining to
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the Fund; (x) assisting in designating and changing dividend options, account designations and addresses; (xi) assisting in responding to regulatory inquiries regarding the master accounts, individual accounts, customers and the Fund, (xii) arranging for the wiring of funds; (xiii) transmitting and receiving funds in connection with orders to purchase or redeem Shares; (xiv) verifying and guaranteeing signatures in connection with redemption orders, transfers among and changes in individual accounts; (xv) performing additional dividend disbursing and shareholder account services with respect to the master accounts, the individual accounts and the customers as the Trust shall reasonably request from time to time; and (xvi) acting as the Trust’s agent in administering the share class eligibility feature under the Fund’s Multi-Class Plan Pursuant to Rule 18f-3.
The 12b-1 Plan is a “compensation-type plan,” which provides for the payment of a specific fee without regard to the expenses incurred by the Distributor. If the distribution fee exceeds the Distributor’s expenses, the Distributor will realize a profit from this plan. The Fund is not obligated under the 12b-1 Plan to pay any distribution expense in excess of the distribution fee. Thus, if the 12b-1 Plan were terminated or otherwise not continued, no amounts (other than current amounts accrued but not yet paid) would be owed to the Distributor.
Both the 12b-1 Plan and the Agreement provide that each shall continue in effect from year to year provided that a majority of the Board of Trustees of the Trust, including a majority of the Independent Trustees who have no financial interest in the operation of the 12b-1 Plan or Agreement (“Plan Trustees”), vote annually to continue the 12b-1 Plan and the Agreement. The 12b-1 Plan and the Agreement were approved by the Board of Trustees and by the Plan Trustees. The Agreement may be terminated without penalty upon at least 60 days’ notice by the Trust by vote of a majority of the Trustees. The 12b-1 Plan may be terminated by vote of a majority of the outstanding shares (as defined in the 1940 Act) of the applicable Fund or Class or by the Trust by vote of a majority of the Plan Trustees. With respect to any Fund and Class for which the Plan is not terminated, the Plan will continue in effect.
For the fiscal year ended September 30, 2025, 12b-1 fees paid by Class A, Institutional Class 2 and Investor Class shares of the Fund are shown below. These fees were paid to the RBC Wealth Management division of RBC Capital Markets.

Fund	Class A	Institutional Class 2	Investor Class
RBC BlueBay U.S. Government Money Market Fund*	$253,297	$5,563,202	$3,897,173
*
For the fiscal year ended September 30, 2025, RBC Wealth Management waived $0 in 12b-1 fees for Class A shares, $0 in 12b-1 fees for Institutional Class 2 shares and $482,998 in 12b-1 fees for Investor Class shares.
Shareholder Servicing Plan
(Institutional Class 1 of the RBC BlueBay U.S. Government Money Market Fund)
The Shareholder Servicing Plan for Institutional Class 1 shares is used to reimburse or compensate certain service organizations, (or pay the Adviser, which the Adviser will use to reimburse or compensate a service organization), for providing services to shareholders and maintaining shareholder accounts. The Shareholder Servicing Plan provides that payments may be made at the annual rate provided for in the agreement with the service organization but in no event in an amount that exceeds an annual rate of 0.05% of the average daily value of net assets represented by the Institutional Class 1 shares.
For the fiscal year ended September 30, 2025, total payments made pursuant to the Plan are noted below:

Fund	Institutional Class 1
RBC BlueBay U.S. Government Money Market Fund	$67,500
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Administrative Services
The Adviser serves as Co-Administrator to the Funds and provides certain administrative services necessary for the operation of the Funds, including among other things, (i) providing office space, equipment and facilities for maintaining the Funds’ organization, (ii) preparing the Trust’s registration statement, proxy statements and all annual and semi-annual reports to Fund shareholders, and (iii) supervising and managing all aspects of the operation of the Funds, including supervising the relations with, and monitoring the performance of, the Funds’ Adviser, Distributor, custodian, independent accountants, legal counsel and other service providers. In addition, the Adviser furnishes office space and facilities required for conducting the business of the Funds and pays the compensation of the Funds’ officers, employees and Trustees affiliated with the Adviser. The Adviser does not receive a fee for the administrative services it provides to the Funds.
The Bank of New York Mellon (“BNY Mellon”) serves as Co-Administrator to the Funds and provides facilities, equipment and personnel to carry out certain administrative services related to the Funds. BNY Mellon also serves as the fund accounting agent for each of the Funds and provides certain accounting services such as computation of the Funds’ NAV and maintenance of the Funds’ books and financial records. Under the Administration and Accounting Services Agreement, BNY Mellon receives a fee for its services payable by the Funds based on the Funds’ average net assets.
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For the fiscal years ended September 30, 2025, 2024 and 2023, BNY Mellon received the following fees for fund administration and accounting services:
Fund	Fiscal Year Ended September 30, 2025	Fiscal Year Ended September 30, 2024	Fiscal Year Ended September 30, 2023
RBC SMID Cap Growth Fund	$37,293	$38,581	$33,783
Access Fund	$177,042	$191,619	$195,024
RBC BlueBay Impact Bond Fund	$91,754	$89,464	$87,618
RBC BlueBay Emerging Market Debt Fund	$77,040	$73,812	$66,520
RBC BlueBay High Yield Bond Fund	$116,111	$105,298	$87,108
RBC BlueBay Core Plus Bond Fund	$75,429	$79,732	$73,487
RBC BlueBay Strategic Income Fund	$76,817	$79,843	$72,829
RBC BlueBay U.S. Government Money Market Fund	$843,852	$888,394	$723,731
The Adviser also provides certain CRA-related administrative services to Class I shareholders of the Access Fund pursuant to a Special Administrative Services Agreement with the Trust. These services include (i) providing supporting documentation of targeted investments to Class I shareholders; (ii) reviewing guidelines under the CRA and any amendments thereto; and (iii) providing CRA examination support as reasonably requested by Class I shareholders. In consideration for the services provided and expenses assumed pursuant to the Special Administrative Services Agreement effective March 11, 2019, the Adviser is entitled to receive a fee, computed daily and paid monthly, at the annual rate of 0.05% of the average daily net assets of Class I shares of the Access Fund. The Special Administrative Services Agreement will continue in effect from year to year so long as such continuance is approved at least annually (i) by the Board of Trustees and (ii) by a majority of the Independent Trustees.
For the fiscal years ended September 30, 2025, 2024 and 2023 the Advisor received the following fees under the Special Administrative Services Agreement:
Fund	Fiscal Year Ended September 30, 2025	Fiscal Year Ended September 30, 2024	Fiscal Year Ended September 30, 2023
Access Fund	$315,449	$302,800	$317,823
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Determination of Net Asset Value (All Funds Except RBC BlueBay U.S. Government Money Market Fund)
Orders for purchases and redemptions of Class A shares are effected at the offering price next calculated after receipt of the order by the Fund, its agent or certain other authorized persons. Orders for purchases and redemptions of Class I, Class IS and Class R6 shares, as applicable, are effected at the NAV per share next calculated after receipt of the order by the Fund, its agent, or certain other authorized persons. Selling dealers are responsible for transmitting orders promptly.
The offering price for Class A shares consists of the per share NAV plus any applicable sales charges. Offering price or per share NAV for each class of shares of each Fund is determined each day the New York Stock Exchange (“NYSE”) is open for trading or (at the Fund’s option) on days the primary trading markets for the Fund’s portfolio instruments are open (“Value Date”) as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time or such other time as determined by the NYSE). The Funds will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price their shares as of the regularly scheduled NYSE closing time, if the particular disruption directly affects only the NYSE (“Value Time”). The NAV per share of each class of shares of the Funds is computed by dividing the value of net assets of each class (i.e., the value of the assets less the liabilities) by the total number of outstanding shares of the class. All expenses, including fees paid to the Adviser and Co-Administrators, are accrued daily and taken into account for the purpose of determining the NAV.
Portfolio Security Valuation. The value of an equity security traded on one or more U.S. exchanges (and not subject to restrictions against sale by the Fund on such exchanges) will be valued at the last available quoted sale price on the primary trading exchange for the security as of the Value Time on the Value Date. If there was no sale on the primary exchange on the Value Date, the most recent bid shall be used. Securities for which the NASDAQ Stock Market, Inc. (“NASDAQ”) provides a NASDAQ Official Closing Price (“NOCP”) will be valued at the NOCP. OTC common and preferred stocks quoted on NASDAQ or in another medium for which no NOCP is calculated by NASDAQ and securities traded on an exchange for which no sales are reported on the Value Date are valued at the most recent bid quotation on the Value Date on the relevant exchange or market as of the Value Time. An equity security not traded in the United States but listed on a foreign exchange shall be valued at the closing price on the principal foreign exchange where the security is traded, and if a closing price is not available the last bid price shall be used. Investment company securities are valued at the NAV per share calculated for such securities on the Value Date. Exchange-traded options, futures and options on futures are valued at their most recent sale price on the exchange on which they are primarily traded. Equity securities for which market quotations (i) are not readily available or (ii) do not accurately reflect the value of the securities, as determined by the Adviser, are valued at fair value using the Adviser’s pricing and valuation procedures, as approved by the Board. Significant bid-ask spreads, or infrequent trading may indicate a lack of readily available market quotations.
Debt securities will generally be valued at the evaluated price provided by an approved independent pricing service using both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity and type of issue. When an evaluated price is not readily available from a pricing service or independent broker-dealer, the value obtained is deemed to be unreliable, or there is a significant valuation event affecting the value of a security, the “fair value” of a security shall be determined by the Adviser’s Pricing Committee in accordance with the Adviser’s valuation procedures. Fixed income securities with 60 days or less to maturity at the time of purchase may be valued at amortized cost, unless such method is determined by the Pricing Committee to be inappropriate due to credit or other impairments of the issuer.
Generally, foreign equity securities denominated in foreign currencies are valued in the foreign currency and then converted into its U.S. dollar equivalent using the foreign exchange quotation in effect at the Value Time on the day the security’s value is determined.
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Other types of securities and assets owned by a Fund (for example, rights and warrants) are valued using procedures contained in the Adviser’s pricing and valuation procedures.
In situations where it is determined that market quotations are not readily available from a pricing service or independent broker-dealer, or if the valuations are deemed to be unreliable or do not accurately reflect the value of the securities, “fair valuation” methodologies will be used. “Fair value” shall be deemed to be the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination will be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Under the pricing and valuation procedures, fair valuation methodologies may also be used in situations such as (i) a price is determined to be stale (for example, it cannot be valued using the standard pricing method because a recent sale price is not available) on more than five consecutive days on which a Fund calculates its NAV; or (ii) a significant valuation event is determined to have occurred pursuant to the Trust’s pricing and valuation procedures. A significant valuation event may include, but is not limited to, one or more of the following: (i) a significant event affecting the value of a security or other asset of the Fund that is traded on a foreign exchange or market has occurred between the time when the foreign exchange or market closes and the Value Time; (ii) one or more markets in which a security or other asset of the Fund trades is closed for a holiday on a Fund Value Date or, has closed or is disrupted as a result of unusual or extraordinary events (e.g., natural disasters, civil unrest, imposition of capital controls, etc.); (iii) there is an unusually large movement, between the Value Time on the previous day and today’s Value Time, in the value of one or more securities indexes that the Fund uses as a “benchmark” or that are determined by the Pricing Committee to be relevant to the Fund’s portfolio investments; or (iv) some other market or economic event (e.g., a bankruptcy filing) would cause a security or other asset of the Fund to experience a significant change in value. If it has been determined that a significant valuation event has occurred, each security may be valued pursuant to the fair value pricing procedures.
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Determination of Net Asset Value
(RBC BlueBay U.S. Government Money Market Fund)
Pricing of Fund Shares
NAV Calculation Times
The per share NAV of the Fund is determined each day the NYSE is open for trading and the primary trading markets for the Fund’s portfolio instruments are open (“Value Date”). The Fund’s share price is its NAV per share, which is the value of the Fund’s net assets divided by the number of its outstanding shares. The Fund seeks to maintain a stable NAV of $1.00 per share.
The Fund’s NAV is calculated once daily at 5:00 p.m. Eastern Time. The deadline for submitting purchase and redemption orders to the Fund’s transfer agent in order to receive the current day’s NAV is 5:00 p.m. Eastern Time.
When Orders are Priced
A purchase order for shares is priced at the NAV next calculated after your order is received in good order by the Fund or its agent, including any special documentation that may be required in certain circumstances, and the form of payment has been converted to federal funds. For example, a purchase of shares of the Fund that is received in good order before 5:00 p.m. Eastern time would be priced at the NAV calculated at 5:00 p.m. Eastern time and would be eligible to receive dividends on that day.
Your order for redemption (sale) of shares is priced at the NAV next calculated after your order is received in good order by the Fund or its transfer agent, including any special documentation that may be required in certain circumstances (subject to the deadline above for the Fund). For example, a redemption order of shares of the Fund received in good order before 5:00 p.m. Eastern time would be priced at the NAV calculated at 5:00 p.m. Eastern time. A redemption order that is received after 5:00 p.m. Eastern time would be priced at the NAV calculated the following business day.
You may purchase, redeem, or exchange shares of the Fund on any day when the NYSE is open and the primary trading markets for the Fund’s portfolio instruments are open. Purchases, redemptions, and exchanges may be restricted in the event of an early or unscheduled close of the NYSE if the primary trading markets of the Fund are disrupted as well. Even if the NYSE is closed, the Fund may accept purchase, redemption, and exchange orders on a Value Date if the Fund’s management believes there is an adequate market to meet purchase, redemption, and exchange requests. On such days, the Fund would also price shares in accordance with the above procedures.
The NAV per share for each class of shares of the Fund is determined on each Value Date. The NAV per share of each class of shares of the Fund is computed by dividing the value of net assets of each class (i.e., the value of the assets less the liabilities) by the total number of outstanding shares of each class. All expenses, including fees paid to the Adviser and Co-Administrators, are accrued daily and taken into account for the purpose of determining the NAV.
Valuation of Portfolio Securities
The Fund values its portfolio securities using the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discounts or premiums, regardless of the impact of fluctuating interest rates or other factors on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. The value of securities in the Fund can be expected to vary inversely with changes to the prevailing interest rates.
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The Fund will be valued daily to determine the extent of deviation, if any, of the current NAV per share of the Fund using market values of the Fund’s securities from the Fund’s $1.00 amortized cost NAV. In determining the market value of any security, actual quotations or estimates of market value provided by an approved pricing service shall be used. If quotations or estimates of market value are not readily available from a pricing service or the valuations are deemed to be unreliable or do not accurately reflect the value of the securities, then securities may be valued at their fair value as determined in good faith under the Trust’s pricing and valuation procedures.
Fair valuation methodologies may also be used when a significant valuation event is determined to have occurred pursuant to the pricing and valuation procedures. Significant valuation events may include, but are not limited to, the following: (i) an event affecting the value of a security or other asset of the Fund that is traded on a foreign market occurs between the close of that market and the close of regular trading on the NYSE; (ii) an extraordinary event like a natural disaster or terrorist act occurs; (iii) a large market fluctuation occurs; or (iv) an adverse development arises with respect to a specific issuer, such as a bankruptcy filing. “Fair value” shall be deemed to be the amount that the Fund might reasonably expect to receive for the security upon its current sale. Each such determination shall be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another.
If a deviation of 1/2 of 1% or more between the Fund’s NAV per share calculated using market values and the Fund’s $1.00 NAV per share calculated using amortized cost were to occur or was expected to occur, or if there were any other deviation that the Board believed would result in a material dilution or other unfair results to shareholders or purchasers, the Board would promptly consider what action, if any, should be initiated, including, without limitation, selling portfolio instruments prior to their maturity to realize capital gains/losses or to shorten average portfolio maturity; redeeming shares in kind; establishing a NAV by using available market quotations or equivalents; or reducing the number of shares outstanding on a pro rata basis through reverse stock splits, share cancellation or reverse distribution method to the extent permissible by applicable law and the Trust’s organizational documents. The Board may also consider taking these actions during a negative interest rate environment in an effort to maintain the Fund’s $1.00 NAV per share to the extent permissible by applicable law and the Trust’s organizational documents. In addition, if the Fund’s NAV per share calculated using market values declined, or was expected to decline, below the Fund’s $1.00 NAV per share calculated using amortized cost, the Board might temporarily reduce or suspend dividend payments in an effort to maintain the Fund’s $1.00 NAV per share. As a result of such reduction or suspension of dividends or other action by the Board, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the Fund’s NAV calculated using market values were to increase or were anticipated to increase above a fund’s $1.00 NAV calculated using amortized cost, the Board might supplement dividends in an effort to maintain the Fund’s $1.00 NAV per share. The Board may take any of these, or other, actions to the extent permissible by applicable law.
Portfolio Transactions
Pursuant to the Investment Advisory Agreements and Sub-Advisory Agreements, the Adviser or Sub-Adviser, as applicable, places orders for the purchase and sale of portfolio investments for the Funds’ accounts with brokers or dealers it selects in its discretion.
Purchases and sales of securities can be principal transactions in the case of debt securities and equity securities traded other than on an exchange. The purchase or sale of equity securities will frequently involve the payment of a commission to a broker-dealer who effects the transaction on behalf of a Fund. Debt securities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price. Generally, money market securities are traded on a net basis and do not involve brokerage commissions. Under the 1940 Act, persons affiliated with the Funds, the Adviser, the Sub-Adviser or the Distributor are prohibited from dealing with the Funds as a principal in the purchase and
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sale of securities unless a permissive order allowing such transactions is obtained from the SEC or the transaction complies with requirements of certain SEC rules applicable to affiliated transactions.
Trade Allocation and Aggregation
Investment decisions for the Funds, and for the other investment advisory clients of the Adviser, are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. At times, two or more clients may also simultaneously purchase or sell the same security. In these cases, the Adviser may combine or aggregate purchase or sale orders for more than one client including the Funds.
Equity Aggregation & Allocation
There may be occasions when equity clients may pay disparate transaction costs due to minimum charges per account imposed by either the broker effecting the transaction or the Funds’ custodian. If there is an open order and a subsequent similar order for the same security for a different account is received by the Adviser’s trading desk, such subsequent order will generally be aggregated with any remainder of the original order consistent with the considerations set forth above.
The Adviser may determine that an equity order will not be aggregated with other orders for a number of reasons. When the Adviser determines that multiple orders cannot be aggregated for equity clients, procedures have been adopted that seek to ensure client account orders are treated fairly and equitably over time.
Fixed Income Aggregation & Allocation
Certain types of securities may be better suited for particular accounts given each account’s benchmarks and/or investment restrictions. In allocating orders to fixed income clients, RBC GAM-US will determine that securities are consistent with guidelines and a particular style of account. Specific account needs such as portfolio duration, sector allocation, security characteristics, cash positions and typical size of positions may also influence allocation. In most instances, bonds will be allocated on a pro-rata basis to those accounts with the best fit and need. Not all eligible accounts will participate in every available opportunity, but we will seek to treat them fairly over time.
Investment decisions for the RBC BlueBay Emerging Market Debt Fund and RBC BlueBay High Yield Bond Fund, and for the other investment advisory clients of the Sub-Adviser, are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. At times, two or more clients may also simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the opinion of the Adviser or Sub-Adviser, as applicable, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.
The Adviser and Sub-Adviser have each established and implemented an order allocation policy, setting out the most important and/or relevant aspects of the order allocation arrangements to ensure fair allocation. Generally, the portfolio managers will allocate trades across portfolios with similar mandates to bring the holding in each account to a similar percentage of the value of the portfolio. The portfolio manager will take into account factors impacting the allocation, including:
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•  Each portfolio’s investment guidelines that exclude a particular security or type of security;
•  Each portfolio’s guidelines that restrict the amount (usually as a percentage of the portfolio value) of a particular security or security type;
•  Minimum tradable lot sizes applicable to a security; and round lot sizes.
The trader aggregates orders and places a block order with one or more brokers. Block trades are entered into for efficient trading purposes, to limit market impact and to achieve the best price at execution. For certain types of fixed income securities, the Adviser or Sub-Adviser, as applicable, will aggregate purchase or sale orders across the Adviser’s and Sub-Adviser’s client accounts. If the block trade is filled in its entirety, all participating clients receive the order amount. If the trade is partially filled or executed with more than one broker, each tranche of the trade is allocated among the participating accounts pro rata according to the order size specified by the portfolio manager at the time of order placement. Tranches are executed and allocated on this pro rata basis until the order has been filled or the outstanding order has been cancelled by the portfolio manager.
Trading Costs – All Funds
Trading involves transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and ask prices. The Funds may purchase securities during an underwriting, which will include an underwriting fee paid to the underwriter. Purchases and sales of common stocks are generally placed by the Adviser or Sub-Adviser, as applicable, with broker-dealers which, in the judgment of the Adviser or Sub-Adviser, provide prompt and reliable execution at favorable security prices and reasonable commission rates.
The Adviser and Sub-Adviser are obligated to exercise their fiduciary obligations to seek best execution of the Funds’ transactions under the circumstances of the particular transaction. The Adviser and Sub-Adviser seek to satisfy their best execution obligations by creating the conditions under which best execution is most likely to occur, i.e., by following policies and procedures designed to achieve it. In effecting purchases and sales of portfolio securities for the account of a Fund, the Adviser and Sub-Adviser, as applicable, will seek the best execution of the Fund’s orders.
The Funds have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Board of Trustees, the Adviser and Sub-Adviser, as applicable, are primarily responsible for portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Adviser and Sub-Adviser, as applicable, to obtain the best results taking into account the broker-dealer’s general execution and operational facilities, the type of transaction involved and other factors such as the dealer’s risk in positioning the securities. While the Adviser and Sub-Adviser generally seek reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.
Broker-Dealer Selection – Equity Funds
The Adviser’s objective for each transaction is to seek the broker most capable of providing the brokerage services necessary in obtaining the best execution, while taking into consideration factors such as: ability to minimize trading costs, level of trading expertise, infrastructure, financial condition and counterparty risk, confidentiality provided by broker-dealer, ability to facilitate liquidity, overall responsiveness, willingness to commit capital, regulatory history, competitiveness, execution quality, promptness of execution and ability to source securities. These considerations (and others as relevant) guide the selection of the appropriate venue (e.g., an ECN or alternative trading system (“ATS”), a traditional broker, algorithm, or a crossing network, etc.) in which to place an order and the proper strategy with which to trade.
The Adviser may not consider sales of RBC Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the RBC Funds.
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Consistent with seeking best execution, a Fund may participate in “commission recapture” programs, under which brokers or dealers used by the Fund remit a portion of brokerage commissions to the particular Fund from which they were generated. Subject to oversight by the Funds’ Board of Trustees, the Adviser is responsible for the selection of brokers or dealers with whom a Fund executes trades and for ensuring that a Fund receives best execution in connection with its portfolio brokerage transactions. Participation in a commission recapture program is not expected to have a material impact on either expenses or returns of those Funds utilizing the program. RBC GAM US generally discourages participation in commission recapture programs.
Broker-Dealer Selection – Fixed Income Funds
Many factors affect the selection of a broker, including the overall reasonableness of commissions or spreads paid to a broker, the firm’s general execution and operational capabilities, its reliability and financial condition and counterparty risk. Additionally, some of the brokers with whom the Adviser and Sub-Adviser effect transactions may have also referred investment Advisory clients to the Adviser or Sub-Adviser. However, any transactions with such brokers will be subject to best execution obligations. The Adviser and Sub-Adviser may not consider sales of fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the RBC BlueBay Emerging Market Debt Fund, RBC BlueBay High Yield Bond Fund, RBC BlueBay Core Plus Bond Fund and RBC BlueBay Strategic Income Fund.
Consistent with seeking best execution, a Fund may participate in “commission recapture” programs, under which brokers or dealers used by the Fund remit a portion of brokerage commissions to the particular Fund from which they were generated. Subject to oversight by the Funds’ Board of Trustees (and, with respect to the Sub-Adviser, the Adviser), the Adviser or Sub-Adviser, as applicable, is responsible for the selection of brokers or dealers with whom a Fund executes trades and for ensuring that a Fund receives best execution in connection with its portfolio brokerage transactions. Participation in a commission recapture program is not expected to have a material impact on either expenses or returns of those Funds utilizing the program.
Execution Factors and Criteria
When giving effect to decisions to deal on behalf of its clients, the exact nature of the best possible result will be determined by the Adviser or Sub-Adviser by reference to a wide variety of factors including: price, costs, speed, likelihood of execution and settlement, size, nature of the order, or any other consideration relevant to the execution of the order.
Price will ordinarily merit a high relative importance in obtaining the best possible result. However, in some circumstances the Adviser or Sub-Adviser may appropriately determine that other factors are more important than price. The Adviser or Sub-Adviser determines the relative importance of the various factors by using its commercial judgment and experience in light of market information and taking into account the following criteria: the characteristics of the portfolio, the characteristics of the order, the characteristics of the instrument or product and the characteristics of the Brokers or Execution Venues to which that order can be directed.
Choosing Between Order Placement and Direct Execution
Once the Adviser or Sub-Adviser has made a decision to deal, the trader decides whether to place the order with a Broker or to execute the transaction directly on an Execution Venue. This decision is made having regard to the relative importance of the execution factors for the instrument or product in question. For some instruments or products, there is no choice. So, for example, when trading “over the counter” derivatives, the transaction will always be effected by way of direct execution with a Counterparty.
Order Placement with Brokers
Where the Adviser or Sub-Adviser places an order with a Broker for execution, the Adviser or Sub-Adviser is not responsible for controlling or influencing the arrangements made by the Broker relating to the execution of that order (for example, the Adviser or Sub-Adviser does not control the Broker’s choice of Execution
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Venues) and is not required to duplicate the efforts of the Broker in ensuring the best possible result. The Sub-Adviser’s obligation is therefore to ensure that the Brokers included in the Approved Broker/Counterparty List are those which will enable it to comply with its obligation to seek best execution and that orders are passed only to those Brokers.
Direct Execution with Execution Venues
Traders will use their professional judgment, skill and experience to decide the most appropriate Execution Venue when seeking to comply with its obligation to seek best execution. The Adviser or Sub-Adviser execute the majority of their trades with the Counterparties listed in the Approved Broker/Counterparty List rather than on an exchange or other trading system.
The traders have built relationships with the Counterparties with which the Adviser or Sub-Adviser trades, enabling them to ascertain which organization is likely to provide the product or instrument required in a way that allows the Adviser or Sub-Adviser to satisfy their obligation to seek best execution. Typically, the traders approach a range of Counterparties to obtain the best price available for a security. However, it may not be advantageous for the Adviser or Sub-Adviser to seek multiple quotes if a security has limited liquidity and a small number of market makers, in which case placing an order may lead to a price movement that is unfavorable to the Adviser’s or Sub-Adviser’s clients as a result of informing the market of the Adviser’s or Sub-Adviser’s trading intentions. At all times the traders use their professional judgment to obtain the best possible result in the circumstances.
“Over the counter” trading in derivatives is effected by the Adviser or Sub-Adviser with Counterparties that act as principal under ISDA and related master documentation. Owing to factors beyond the Adviser’s or Sub-Adviser’s reasonable control, relationships with some of these Counterparties may have been established only for particular clients and so may not be available for all clients. Any decision to execute a transaction with a particular Counterparty on behalf of a client is made from the available pool of Counterparties for that client.
Counterparty Approval Process
Before undertaking business with a Counterparty for the first time, an approval process is followed to ensure that the Adviser or Sub-Adviser only trades with appropriate counterparties. The Adviser or Sub-Adviser maintain an Approved Broker/Counterparty List which formally records the parties with which a trader may do business. All approved counterparties are programmed into Charles River, the Adviser’s or Sub-Adviser’s Investment Management System.
The Market Risk Committee has authority to approve new counterparties. On the basis of the completed initial approval form, financial statements, credit rating, and clearing arrangements, the Market Risk Committee considers whether the trading risk of the Counterparty is acceptable in light of the type of trading for which approval is sought.
Ongoing Review of Counterparties
The Adviser or Sub-Adviser performs daily, quarterly and annual reviews or its counterparties as appropriate. On a daily basis, the Risk team monitors market indicators such as credit default swap spreads for OTC and depositor counterparties. If these indicators raise concern about the credit quality of any Counterparty, the Market Risk Committee may prohibit further trading or remove the Counterparty from the Approved Broker/Counterparty List. On an annual basis approved counterparties may be reviewed by the Market Risk Committee on the basis of the following non-exhaustive list: legal/regulatory actions, trading volumes, financial standing and most recent ratings. Based on the reviews of these factors, the Head of Trade Execution or the Market Risk Committee may determine to prohibit trading with certain counterparties that no longer meet the requirements by the Adviser or Sub-Adviser.
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Total Brokerage Commissions
The following table shows total brokerage commissions paid by the Funds in the last three fiscal years. The RBC BlueBay U.S. Government Money Market Fund did not pay any brokerage commissions for the fiscal years ended September 30, 2025, 2024 or 2023.

	Fiscal Year Ended
Fund	September 30, 2025	September 30, 2024	September 30, 2023
RBC SMID Cap Growth Fund	$39,649	$36,893	$27,427
Access Fund	16,810	15,074	13,559
RBC BlueBay Impact Bond Fund	19,189	15,982	13,089
RBC BlueBay Emerging Market Debt Fund	2,131	747	278
RBC BlueBay High Yield Bond Fund	0	1,937	3,013
RBC BlueBay Core Plus Bond Fund	16,192	12,043	9,005
RBC BlueBay Strategic Income Fund	20,789	16,333	11,881
The Funds did not engage in any brokerage transactions involving any broker-dealers that are affiliated with the Trust, the Adviser or Sub-Adviser during the fiscal years ended September 30, 2025, 2024 and 2023.
As of September 30, 2025, the Funds (other than RBC BlueBay High Yield Bond Fund, RBC BlueBay Core Plus Bond Fund and RBC BlueBay Strategic Income Fund) did not hold any investments in securities of their regular broker-dealers.
As of September 30, 2025, the RBC BlueBay High Yield Bond Fund, RBC BlueBay Core Plus Bond Fund and RBC BlueBay Strategic Income Fund held the following investments in securities of its regular broker-dealers:

Fund	Issuer	Aggregate Value of Issuer’s Securities Owned as of 9/30/25
RBC BlueBay High Yield Bond Fund	Barclays Plc	$8,260,346
	Citigroup, Inc.	10,701,297
	Jefferies Finance LLC	2,872,014
RBC Blue Bay Core Plus Bond Fund	Citigroup, Inc.	627,751
	Credit Agricole SA	306,108
	Deutsche Bank	459,097
RBC BlueBay Strategic Income Fund	Citigroup, Inc.	779,121
	Credit Agricole	357,126
	Deutsche Bank	459,097
	UBS Group AG	843,176
Portfolio Turnover
Changes may be made in the Funds’ portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of total purchases or sales of portfolio securities by the average monthly value of the Fund’s portfolio securities.
Higher portfolio turnover rates may result in higher brokerage expenses. The portfolio turnover rates for each of the Funds are set forth in the Financial Highlights section of each Fund’s Prospectus.
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Taxation
The following is a summary of certain additional tax considerations generally affecting a Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of a Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.
This “Taxation” section is based on the Internal Revenue Code of 1986, as amended (the “Code”) and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.
This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.
TAXATION OF THE FUNDS. Each Fund has elected and intends to qualify each year as a RIC (sometimes referred to as a “regulated investment company” or “fund”) under Subchapter M of the Code. If a Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. In order to qualify for treatment as a regulated investment company, each Fund must satisfy the following requirements:
•  Distribution Requirement—A Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).
•  Income Requirement—A Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).
•  Asset Diversification Test—A Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.
In some circumstances, the character and timing of income realized by a Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect a Fund’s ability to satisfy these requirements. See, “Tax Treatment of Portfolio Securities” below with respect to the application of these requirements to certain types of investments. In other circumstances, a Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or
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Asset Diversification Test which may have a negative impact on the Fund’s income and performance. In lieu of potential disqualification, a Fund may be permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.
Each Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If a Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that a Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.
If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on a Fund’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that a Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, a Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.
Portfolio Turnover. For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund’s after-tax performance. See, “Taxation of Fund Distributions—Distributions of Capital Gains” below.
Capital Loss Carryovers. The capital losses of a Fund, if any, do not flow through to shareholders. Rather, a Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Rules similar to those that apply to capital loss carryovers of individuals are applicable to RICs. If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year, the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of a Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of a Fund. An ownership change generally results when shareholders owning 5% or more of a Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing a Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to a Fund’s shareholders could result from an ownership change. The Funds undertake no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond a Fund’s control, there can be no assurance that a Fund will not experience, or has not already experienced, an ownership change. Additionally, if a Fund
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engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by a Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.
Deferral of Late Year Losses. A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, “Taxation of Fund Distributions—Distributions of capital gains” below). A “qualified late year loss” includes:
(i)
any net capital loss attributable to the portion of the taxable year after October 31, or if there is no net capital loss, any net long-term capital loss or any net short-term capital loss attributable to the portion of the taxable year after that date (“post-October losses”), and
(ii)
the sum of (a) specified losses incurred after October 31 of the current taxable year over specified gains incurred after October 31 of such taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over other ordinary gains incurred after December 31 of such taxable year.
The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains that are not described in the preceding sentence.
Undistributed Capital Gains. A Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Funds currently intend to distribute net capital gains. If a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.
Federal Excise Tax. To avoid a 4% non-deductible excise tax, a Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges, adjusted for certain ordinary losses) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. A Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Fund’s taxable year. Also, a Fund will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar year after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, each Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.
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Foreign Income Tax. Investment income received by a Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested in various countries is not known. Under certain circumstances (described below), a Fund may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so.
TAXATION OF FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by a Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). The Funds will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.
Distributions of Net Investment Income. Each Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of a Fund, constitutes a Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. See the discussion below under the headings, “Qualified Dividend Income for Individuals” and “Dividends—Received Deduction for Corporations”.
Distributions of Capital Gains. Each Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund. Any net short-term or long-term capital gain realized by a Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The RBC BlueBay U.S. Government Money Market Fund generally does not expect to realize any long-term capital gains and losses.
Maintaining a $1 Share Price. Gains and losses on the sale of portfolio securities and unrealized appreciation or depreciation in the value of these securities may require the RBC BlueBay U.S. Government Money Market Fund to adjust its dividends to maintain its $1 share price. This procedure may result in under- or over-distributions by the Fund of its net investment income. This in turn may result in return of capital distributions, the effect of which is described in the following paragraph.
Returns of Capital. Distributions by a Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, a Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity REITs (see, “Tax Treatment of Portfolio Securities—Investments in U.S. REITs” below).
Qualified Dividend Income for Individuals. Ordinary income dividends reported by the Fund to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. “Qualified dividend income”
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means dividends paid to a Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before a Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by a Fund is equal to or greater than 95% of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income. Because no portion of the RBC BlueBay U.S. Government Money Market Fund’s income is expected to consist of dividends paid by U.S. corporations, no portion of the dividends paid by the Fund is expected to be eligible for the reduced tax rates applicable to “qualified dividend income” for individual shareholders.
Dividends-Received Deduction for Corporations. For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the corporate dividends-received deduction. The portion of dividends paid by a Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both a Fund and the investor. Specifically, the amount that a Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Income derived by a Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment. Because no portion of the RBC BlueBay U.S. Government Money Market Fund’s income is expected to consist of dividends paid by U.S. corporations, no portion of the dividends paid by the Fund is expected to be eligible for the dividends received deduction for corporate shareholders.
Impact of Realized but Undistributed Income and Gains, and Net Unrealized Appreciation of Portfolio Securities. At the time of your purchase of shares, a Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. A Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.
Pass-Through of Foreign Tax Credits. If more than 50% of a Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). A Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. Shareholders who are not liable for U.S. federal income taxes, including retirement plans, other tax-exempt shareholders and non-U.S. shareholders, will ordinarily not benefit from this election with respect to foreign taxes. No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject
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to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund due to certain limitations that may apply. The Fund reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. See, “Tax Treatment of Portfolio Securities—Securities Lending” below.
U.S. Government Securities. Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by a Fund. Income on investments by a Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae or Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.
Dividends Declared in December and Paid in January. Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.
Medicare Tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
SALES, EXCHANGES, AND REDEMPTIONS. Sales, exchanges and redemptions (including redemptions in-kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, the IRS requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income. Because shares in the RBC BlueBay U.S. Government Money Market Fund are offered and redeemed at a constant NAV of $1.00 per share, a shareholder will generally recognize neither gain nor loss on a redemption of shares.
With respect to any gain or loss recognized on the sale or exchange of Fund shares, unless you choose to adopt a simplified “NAV method” of accounting to account for any gain or loss with respect to RBC BlueBay U.S. Government Money Market Fund shares, (described below), the amount of any gain or loss and the rate of tax will depend mainly upon how much you paid for the shares, how much you sell them for, and how long you held them. In this case, any gain or loss generally will be treated as short-term capital gain or loss if you held your shares as capital assets for one year or less, and long-term capital gain or loss if you held your shares as capital assets for more than one year. The maximum individual tax rate applicable to long-term capital gains is generally 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Any loss realized upon a taxable disposition of Fund shares held for six months or less
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will be treated as a long-term capital loss, rather than a short-term capital loss, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to the Fund shares.
Shareholders may be permitted to adopt a simplified “NAV method” of accounting to account for any gain or loss with respect to their RBC BlueBay U.S. Government Money Market Fund shares. If a shareholder elects to adopt the simplified “NAV method” of accounting, rather than compute gain or loss on every taxable sale or other disposition of shares of the Fund as described above, such shareholder would determine gain or loss based on the change in the aggregate value of Fund shares during a computation period (such as a taxable year), reduced by net investment (i.e., purchases minus sales) in the Fund shares during the computation period. Under the simplified “NAV method,” any resulting capital gain or loss would be reportable on a net basis and would generally be treated as a short-term capital gain or loss. Shareholders should consult with their tax advisors about the consequences of adopting the simplified “NAV method” of accounting in their particular circumstances.
Tax Basis Information. The Funds are required to report to you and the IRS annually on Form 1099-B the cost basis of shares where the cost basis of the shares is known by the Funds (referred to as “covered shares”). However, cost basis reporting is not required for certain shareholders, including shareholders investing in a Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account, or shareholders investing in a money market fund that maintains a stable NAV, such as the RBC BlueBay U.S. Government Money Market Fund. When required to report cost basis, the Funds will calculate it using the Funds’ default method of average cost, unless you instruct a Fund in writing to use a different calculation method. In general, average cost is the total cost basis of all your shares in an account divided by the total number of shares in the account. To determine whether short-term or long-term capital gains taxes apply, the IRS presumes you redeem your oldest shares first.
The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Funds do not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify a Fund in writing if you intend to utilize a method other than average cost for covered shares.
In addition to the Funds’ default method of average cost, other cost basis methods offered by the Trust, which you may elect to apply to covered shares, include:
•  Single Account Average Cost (SAAC) — the total cost basis of both covered shares and “noncovered shares” (as defined below) in an account are averaged to determine the basis of shares. By electing the single account average cost method, your noncovered shares will be redesignated as covered shares. This election is only available for current shareholders of the Funds.
•  First-In First-Out (FIFO) — depletes shares in the order of the acquisition date; the oldest shares are redeemed first.
•  Last-In First-Out (LIFO) — depletes shares in the order of the acquisition date; the newest shares are redeemed first.
•  High Cost (HIFO) — depletes shares in the order of highest cost per share; the most expensive shares are redeemed first.
•  Low Cost (LOFO) — depletes shares in the order of lowest cost per share; the least expensive shares are redeemed first.
•  Loss/Gain Utilization (LGUT) — depletes shares with losses prior to shares with gains and short-term shares prior to long-term shares.
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•  Specific Lot Identification — depletes shares according to the lots chosen by the shareholder. If insufficient shares are identified at the time of disposition, then a secondary default method of first-in first-out will be applied.
You may elect any of the available methods detailed above for your covered shares. If you do not notify a Fund in writing of your elected cost basis method upon the initial purchase into your account, the default method of average cost will be applied to your covered shares. The cost basis for covered shares will be calculated separately from any shares for which cost basis information is not known by the Fund (“noncovered shares”) you may own, unless you elect single account average cost. You may change from average cost to another cost basis method for covered shares at any time by notifying a Fund in writing, but only for shares acquired after the date of the change (the change is prospective). The basis of the shares that were averaged before the change will remain averaged after the date of the change.
With the exception of the specific lot identification method, the Trust first depletes noncovered shares in first in, first out order before applying your elected method to your remaining covered shares. If you want to deplete your shares in a different order then you must elect specific lot identification and choose the lots you wish to deplete first.
A Fund will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and the IRS. However a Fund is not required to, and in many cases a Fund does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore shareholders should carefully review the cost basis information provided by a Fund and make any additional basis, holding period or other adjustments that are required by the Code and Treasury regulations when reporting these amounts on their federal income tax returns. Shareholders remain solely responsible for complying with all federal income tax laws when filing their federal income tax returns.
If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.
Wash Sales. All or a portion of any loss that you realize on a redemption of your Fund shares (other than shares of RBC BlueBay U.S. Government Money Market Fund) will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.
Redemptions at a Loss Within Six Months of Purchase. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.
Reportable Transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
TAX TREATMENT OF PORTFOLIO SECURITIES. Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a Fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the Fund to its shareholders. This section should be read in conjunction with the discussion above under “Description of Securities and Investment Practices” for a detailed description of the various types of securities and investment techniques that apply to a Fund.
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In General. In general, gain or loss recognized by a Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.
Certain Fixed-Income Investments. Gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made a current inclusion election to accrue market discount into income as it accrues. If a Fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the Fund generally is required to include in gross income each year the portion of the original issue discount which accrues during such year. Therefore, a Fund’s investment in such securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.
Investments in Debt Obligations that are at Risk of or in Default Present Tax Issues for a Fund. Tax rules are not entirely clear about issues such as whether and to what extent a Fund should recognize market discount on a debt obligation, when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.
Options, Futures, Forward Contracts, Swap Agreements and Hedging Transactions. In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.
The tax treatment of certain futures contracts entered into by a Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not
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include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.
In addition to the special rules described above in respect of options and futures transactions, a Fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a Fund-level tax.
Certain of a Fund’s investments in derivatives and foreign currency-denominated instruments, and the Fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.
Foreign Currency Transactions. A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. In certain cases, a Fund may make an election to treat such gain or loss as capital.
PFIC Investments. A Fund may invest in securities of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a Fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Fund to make a mark-to-market election. If a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.
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Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a Fund will be treated as long term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a Fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see, “Tax Treatment of Portfolio Securities—Investment in Taxable Mortgage Pools (Excess Inclusion Income)” below with respect to certain other tax aspects of investing in U.S. REITs.
Individuals and certain other noncorporate entities are generally eligible for a 20% deduction with respect to ordinary dividends received from REITs (“qualified REIT dividends”). Applicable treasury regulations permit a RIC to pass through to its shareholders qualified REIT dividends eligible for the 20% deduction.
Investment in Non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a Fund in a non-U.S. REIT may subject the fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. A fund’s pro rata share of any such taxes will reduce the fund’s return on its investment. A fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “PFIC Investments.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Fund – Foreign Income Tax.” Also, a Fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.
Investment in Taxable Mortgage Pools (Excess Inclusion Income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a Fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a Fund will not allocate to shareholders excess inclusion income.
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These rules are potentially applicable to a Fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a Fund that has a non-REIT strategy.
Section 163(j) Interest Dividends. Certain distributions reported by a Fund as section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that a Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of a Fund’s business interest income over the sum of a Fund’s (i) business interest expense and (ii) other deductions properly allocable to a Fund’s business interest income.
Investments in Partnerships and QPTPs. For purposes of the Income Requirement, income derived by a Fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. While the rules are not entirely clear with respect to a Fund investing in a partnership outside a master-feeder structure, for purposes of testing whether a Fund satisfies the Asset Diversification Test, the Fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, “Taxation of the Fund.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a Fund from an interest in a QPTP will be treated as qualifying income but the Fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a Fund to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a Fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in a Fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.
Individuals and certain other noncorporate entities are generally eligible for a 20% deduction with respect to ordinary dividends received from REITs (“qualified REIT dividends”) and certain taxable income from MLPs (“MLP Income”). Applicable treasury regulations permit a regulated investment company to pass through to its shareholders qualified REIT dividends eligible for the 20% deduction. However, the regulations do not provide a mechanism for a regulated investment company to pass through to its shareholders MLP Income that would be eligible for such deduction if received directly by the shareholders. It is uncertain whether future guidance will enable a RIC to pass through the special character of MLP Income to the RIC’s shareholders.
Investments in Convertible Securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange-traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is
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tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount (“OID”) principles. Certain adjustments to the conversion ratio with respect to convertible debt could be treated as taxable income to the holder of such debt.
Investments in Securities of Uncertain Tax Character. A Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.
BACKUP WITHHOLDING. By law, a Fund may be required to withhold at the applicable rate a portion of your taxable dividends and sales proceeds unless you:
•  provide your correct social security or taxpayer identification number,
•  certify that this number is correct,
•  certify that you are not subject to backup withholding, and
•  certify that you are a U.S. person (including a U.S. resident alien).
A Fund also must withhold if the IRS instructs it to do so. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting.
EFFECT OF FUTURE TAX LEGISLATION; LOCAL TAX CONSIDERATIONS. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.
NON-U.S. SHAREHOLDERS. The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates).
Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, or foreign corporation (“foreign shareholder”) depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short-term capital gains) will generally be subject to U.S. federal withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund and on distributions of net long-term capital gains (including amounts retained by a Fund which are reported as undistributed capital gains) that are reported as capital gain dividends unless such a foreign shareholder is a nonresident alien individual who is present in the United States for 183 days or more during the taxable year and certain other conditions are met. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations. Foreign shareholders may
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also be subject to U.S. federal withholding tax on deemed income resulting from any election by a Fund to treated qualified foreign taxes as passed through to shareholders (as described above) but may not be able to claim a U.S. tax credit or deduction with respect to such taxes.
Properly reported dividends received by a foreign shareholder are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of a Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, reduced by expenses that are allocable to such income), or (b) are paid in connection with a Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on the circumstances, a Fund may report all, some or none of the Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund’s distributions (e.g. interest from non-U.S. sources or any foreign currency gains) may be ineligible for this potential exemption from withholding.
A foreign shareholder who fails to furnish the proper IRS Form W-8, or an acceptable substitute, may be subject to backup withholding on dividends (including capital gain dividends) and on the proceeds of redemptions and exchanges of shares of a Fund.
Payments of income dividends to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the application of U.S. estate tax.
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Other Information
Capitalization
The Trust is a Delaware statutory trust established under a Certificate of Trust dated December 16, 2003 and currently consists of 17 separately managed portfolios, each of which offers one or more classes of shares. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with no par value per share. The Board of Trustees may establish additional portfolios (with different investment objectives and fundamental policies), or additional classes of shares, at any time in the future. Establishment and offering of additional portfolios or classes will not alter the rights of the Trust’s shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In any liquidation of a Fund or class, each shareholder is entitled to receive his pro rata share of the net assets of that Fund or class. Prior to January 28, 2009, the RBC BlueBay U.S. Government Money Market Fund was known as the Tamarack U.S. Government Money Market Fund. Prior to August 17, 2010, the RBC SMID Cap Growth Fund was known as the RBC Mid Cap Growth Fund. Prior to November 1, 2017, the RBC BlueBay Emerging Markets Debt Fund and RBC BlueBay High Yield Bond Fund were known as the RBC BlueBay Emerging Market Select Bond Fund and the RBC BlueBay Global High Yield Bond Fund, respectively. Prior to July 26, 2023, the RBC BlueBay Access Capital Community Investment Fund, RBC BlueBay Impact Bond Fund, and RBC BlueBay U.S. Government Money Market Fund were known as the Access Capital Community Investment Fund, RBC Impact Bond Fund, and U.S. Government Money Market Fund, respectively.
Access Capital Strategies Community Investment Fund, Inc., the predecessor to the Access Fund, was a non-diversified, continuously offered closed-end interval management investment company incorporated in Maryland on May 14, 1997. Upon inception, the predecessor fund had elected status as a business development company under the 1940 Act until withdrawing its election on May 30, 2006, and registering as a continuously offered, closed-end interval fund under the 1940 Act. On July 28, 2008, the predecessor fund was reorganized into the Access Fund, a non-diversified separate series of the Trust.
Voting Rights
The Trust is an open-end investment management company and under its Amended and Restated Agreement and Declaration of Trust, it is not required to hold annual meetings of each Fund’s shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Amended and Restated Agreement and Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, under applicable law, the Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.
Each Fund may vote separately on matters affecting only that Fund, and each class of shares of each Fund may vote separately on matters affecting only that class or affecting that class differently from other classes. The Trust’s shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.
Other Service Providers
U.S. Bank, N.A., 1555 N. Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, acts as custodian of the RBC SMID Cap Growth Fund, RBC BlueBay Impact Investment Funds and RBC BlueBay U.S. Government Money Market Fund’s assets. U.S. Bank, N.A. is responsible for the safekeeping of the Funds’ assets and for providing related services.
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The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10007, acts as custodian of the RBC BlueBay Emerging Market Debt Fund, RBC BlueBay High Yield Bond Fund, RBC BlueBay Core Plus Bond Fund and RBC BlueBay Strategic Income Fund assets. The Bank of New York Mellon is responsible for the safekeeping of the Funds’ assets and for providing related services.
U.S. Bank Global Fund Services, 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202, serves as the transfer agent for the Trust.
The Bank of New York Mellon, 103 Bellevue Parkway, 2nd Floor, Wilmington, Delaware 19809, provides certain administrative and fund accounting services to the Funds pursuant to an Administration and Fund Accounting Services Agreement.
Independent Registered Public Accounting Firm
The Board of Trustees has appointed PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm of the Trust for the fiscal year ending September 30, 2026. PwC will audit the Trust’s annual financial statements and provide services related to tax compliance and SEC filings. PwC’s address is 45 South Seventh Street, Suite 3400, Minneapolis, Minnesota 55402.
Code of Ethics
The Trust, Adviser, the Sub-Adviser and the Distributor have each adopted a code of ethics, under Rule 17j-1 of the 1940 Act which is designed to prevent access persons of the Trust, Adviser, the Sub-Adviser and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.
Portfolio Holdings Disclosure Policies and Procedures
It is the policy of the Trust to disclose nonpublic Fund portfolio holdings information only when there is a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality, including a duty not to trade on the nonpublic information. It is also the Trust’s policy that no compensation or other consideration may be received by the Trust, the Adviser, the Sub-Adviser, or any other party in connection with such disclosures. The related procedures are reasonably designed to prevent the use of portfolio holdings information to trade against a Fund, or otherwise use the information in a way that would harm a Fund, and to prevent selected investors from having and using nonpublic information that will allow them to make advantageous decisions with respect to purchasing and selling Fund shares.
The Trust makes portfolio holdings information publicly available in multiple ways. With respect to all Funds, portfolio holdings information as of the second and fourth fiscal quarter-ends are available on the Funds’ website at www.dfinview.com/usrbcgam and are contained in the Funds’ Form N-CSR filings. The filings are available at www.sec.gov. No later than 60 days after the end of each fiscal quarter, each Fund (except the RBC BlueBay U. S. Government Money Market Fund) files three monthly reports of portfolio holdings, relating to each month of such fiscal quarter, on Form N-PORT. The report for the third month of the fiscal quarter is publicly available at www.sec.gov. In addition, each Fund (except the RBC BlueBay U.S. Government Money Market Fund) posts its portfolio holdings as of the most recent first and third fiscal quarter-end as filed on Form N-PORT within 60 days after the applicable quarter end on the Funds’ website.
In addition, as further described below, all Funds make certain portfolio securities information available on its website which is accessed by using the Funds’ link at www.rbcgam.com. For the RBC SMID Cap Growth Fund, RBC BlueBay Emerging Market Debt Fund, RBC BlueBay High Yield Bond Fund, RBC BlueBay Core Plus Bond Fund, and RBC BlueBay Strategic Income Fund, on the tenth business day after month-end, each Fund’s top ten holdings, total number of holdings and sector/industry weightings are posted on the Funds’ website, and on the tenth business day after fiscal quarter-end, each Fund’s complete portfolio holdings information is posted on the Funds’ website. For the RBC BlueBay Impact Investment Funds and RBC
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BlueBay Fixed Income Funds, on the tenth business day after month-end, each Fund’s complete portfolio holdings information and sector/industry weightings are posted on the Funds’ website. For all Funds, this posting of holdings on the Fund’s website may be delayed until a Fund has a full calendar quarter of performance history.
The RBC BlueBay U.S. Government Money Market Fund files a monthly report of portfolio holdings, which is current as of the last business day of the previous month or any subsequent calendar day of the previous month, no later than the fifth business day of each month, on Form N-MFP. These filings are publicly available on the SEC’s website upon filing.
Within no more than five business days of each Friday (except when month-end falls within one or two days of a Friday), the RBC BlueBay U.S. Government Money Market Fund posts complete portfolio holdings information. As required by Rule 2a-7, the Fund posts portfolio holdings information as of the last business day of the preceding month (or any subsequent calendar day of such month) on its website no later than five business days after the end of the month and this information remains posted on the website for at least six months.
Once portfolio holdings information has been made public, the Adviser and Sub-Adviser may provide portfolio holdings information to any third party, including actual and prospective individual and institutional shareholders, intermediaries, and affiliates of the Adviser.
The Trust also provides Fund portfolio holdings information outside of the public disclosure described above. Such information is provided only where there is a legitimate business purpose for doing so and the recipient has a duty of confidentiality, including the duty to not trade on such information. Such duty may be based on the recipient’s status (e.g., a fiduciary), or on an agreement between the Trust (or its authorized representative) and the recipient.
Nonpublic holdings information may not be provided without the approval of the Trust’s President or his designate (the Funds’ CFO or CCO). The President or his designate will approve such disclosure only after (1) concluding that disclosure is in the best interests of a Fund and its shareholders, including considering any conflicts of interest presented by such disclosure and (2) ensuring that the recipient has a duty by virtue of a confidentiality agreement, status, contract, or agreement to maintain the confidentiality of the information and not to trade on it.
The Trust has certain ongoing arrangements to provide nonpublic holdings information. No compensation or other consideration is received by the Trust, the Adviser or any other party in connection with such arrangements. The following list identifies the recipients of such information as of the date of this SAI. Unless otherwise stated, there may be no lag between the date of the information and the date on which the information is disclosed pursuant to these arrangements.
Adviser: Nonpublic holdings information and information derived therefrom is provided on a continuous basis to Adviser employees who have a need to know the information in connection with their job responsibilities, such as investment, compliance, and operations personnel. Such individuals are prohibited from trading on the basis of nonpublic holdings information and are subject to the reporting and monitoring obligations of the Adviser’s Code of Ethics and the Trust’s Code of Ethics.
Sub-Adviser (RBC BlueBay Emerging Market Debt Fund and RBC BlueBay High Yield Bond Fund): Adviser Affiliate RBC Global Asset Management (UK) Limited “RBC GAM UK”: Nonpublic holdings information is made available to certain employees of RBC GAM UK. Such individuals are prohibited from trading on the basis of nonpublic holdings information. Adviser Affiliates RBC Global Asset Management Inc. “RBC GAM” and RBC Capital Markets, LLC “RBC CM”: Nonpublic holdings information is made available to certain employees of RBC GAM and RBC CM. Such individuals are prohibited from trading on the basis of nonpublic holdings information.
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Trust Board of Trustees: Nonpublic holdings information and information derived therefrom may be provided on a quarterly or more frequent basis to the Board of Trustees, particularly in connection with quarterly Board meetings. Such individuals are prohibited from trading on the basis of Nonpublic Holdings Information and are subject to the reporting and monitoring obligations of the Trust’s Code of Ethics.
Trust Service Providers: U.S. Bank, N.A. (the custodian for the RBC Equity Funds, RBC BlueBay Impact Investment Funds and RBC BlueBay U.S. Government Money Market Fund), The Bank of New York Mellon (the custodian for RBC BlueBay Emerging Market Debt Fund, RBC BlueBay High Yield Bond Fund, RBC BlueBay Core Plus Bond Fund and RBC BlueBay Strategic Income Fund), U.S. Bank Global Fund Services (the transfer agent), RBC Global Asset Management (U.S.) Inc. and The Bank of New York Mellon (the co-administrator), Quasar Distributors, LLC (the distributor), RBC Capital Markets, LLC (administrative and distribution-related services), the Trust’s financial printer, proxy service provider and the like may receive nonpublic holdings information on a continuous or other periodic basis, provided that such organization has a duty to maintain the information in confidence, and not to trade on the basis of such information.
The Trust’s outside counsel, independent trustees’ counsel and independent registered public accounting firm may receive nonpublic holdings information in connection with their services to the Trust, particularly with respect to quarterly Board meetings and the annual fund audits. Each of these is subject to pre-existing fiduciary duties or duties of confidentiality arising from established rules of professional responsibility and ethical conduct.
Fund Ranking and Ratings Organizations: Nonpublic holdings information may be provided to organizations that provide mutual fund rankings, ratings and/or analysis.
When Required by Applicable Law: Nonpublic holdings information may be disclosed to any person as required by applicable laws, rules and regulations. For example, such information may be disclosed in response to regulatory requests for information or in response to legal process in litigation matters.
On an annual basis, the Trust’s Chief Compliance Officer will report to the Board of Trustees on the operation of these policies and procedures, including a list of all parties receiving material nonpublic portfolio holdings information. On a quarterly basis, the Trust’s Chief Compliance Officer will report to the Board of Trustees regarding all approvals for disclosure of material nonpublic information during the previous period.
Registration Statement
This SAI and the Prospectuses do not contain all the information included in the Trust’s Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.
Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.
Financial Statements
The Reports of the Independent Registered Public Accounting Firm and financial statements and financial highlights of the Funds included in their most recent Form N-CSR, dated September 30, 2025, are incorporated herein by reference to such Annual Reports.
Copies of such Form N-CSR for the Funds are available without charge upon request by writing to RBC Funds Trust, 250 Nicollet Mall, Suite 1550, Minneapolis, Minnesota 55401, or telephoning (800) 422-2766 or on the Funds’ website at www.dfinview.com/usrbcgam.
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The financial statements and financial highlights for the fiscal year ended September 30, 2025 have been audited by PwC, an independent registered public accounting firm, as stated in their reports, which are incorporated herein by reference. Such financial statements and financial highlights have been so incorporated in reliance upon the reports of said firm, which reports are given upon their authority as experts in auditing and accounting.
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS OR THIS SAI OR INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS SAI OR THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THIS SAI DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.
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APPENDIX A
RATINGS OF DEBT INSTRUMENTS
CORPORATE AND MUNICIPAL BOND RATINGS.
MOODY’S INVESTORS SERVICE, INC. (“MOODY’S”) GLOBAL LONG-TERM RATING SCALE:
Aaa –
Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa –
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A –
Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa –
Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba –
Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B –
Obligations rated B are considered speculative and are subject to high credit risk.
Caa –
Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca –
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C –
Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*
Note: For more information on long-term ratings assigned to obligations in default, please see the definition “Long-Term Credit Ratings for Defaulted or Impaired Securities” in the Other Definitions section of Moody’s Rating Symbols and Definitions publication.
* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
STANDARD & POOR’S FINANCIAL SERVICES LLC (“S&P”) LONG-TERM ISSUE CREDIT RATINGS:
Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:
– The likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; and
– The nature of and provisions of the financial obligation and the promise S&P imputes; and
– The protection afforded by, and relative position of, the financial obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
An issue rating is an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has
A-1

both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA – An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC, and C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB – An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B – An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC – An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC – An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time of default.
C – An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D – An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days, in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
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STATE, MUNICIPAL NOTES AND TAX EXEMPT DEMAND NOTES
MOODY’S SHORT-TERM OBLIGATION RATINGS:
We use the global short-term Prime rating scale for commercial paper issued by US municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity. For other short-term municipal obligations, we use one of two other short-term rating scales, the Municipal Investment Grade (MIG) and Variable Municipal Investment Grade (VMIG) scales discussed below. We use the MIG scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, we use the MIG scale for bond anticipation notes with maturities of up to five years.
MIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2 – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3 – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well-established.
SG – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
MOODY’S DEMAND OBLIGATION RATINGS:
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade. Please see our methodology that discusses demand obligations with conditional liquidity support.
We typically assign the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.
VMIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2 – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3 – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
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SG – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
Note: For VRDBs supported with conditional liquidity support, short-term ratings transition down at higher long-term ratings to reflect the risk of termination of liquidity support as a result of a downgrade below investment grade, VMIG ratings of VRDBs with unconditional liquidity support reflect the short-term debt rating (or counterparty assessment of the liquidity support provider with VMIG1 corresponding to P-1, VMIG2 to P-2, VMIG3 to P-3 and SG to not prime.
S&P MUNICIPAL SHORT-TERM NOTE RATINGS:
An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s Global Ratings’ analysis will review the following considerations:
– Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
– Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note
Note rating symbols are as follows:
SP-1 – Strong capacity to pay principal and interest. An issue determined to possess very strong capacity to pay debt service is given a plus (+) designation.
SP-2 – Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3 – Speculative capacity to pay principal and interest.
D – ‘D’ is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
COMMERCIAL PAPER RATINGS
MOODY’S GLOBAL SHORT-TERM RATINGS:
Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.
Prime-1 (P-1) – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
Prime-2 (P-2) – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
Prime-3 (P-3) – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
Not Prime – (NP) – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
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S&P SHORT-TERM ISSUE CREDIT RATINGS:
A-1 – A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2 – A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3 – A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B – A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
C – A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D – A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
INTERNATIONAL LONG-TERM CREDIT RATINGS
FITCH RATINGS LTD. (“FITCH”):
International credit ratings relate to either foreign currency or local currency commitments and, in both cases, assess the capacity to meet these commitments using a globally applicable scale. As such, both foreign currency and local currency international ratings are internationally comparable assessments.
The local currency international rating measures the likelihood of repayment in the currency of the jurisdiction in which the issuer is domiciled and hence does not take account of the risk that it will not be possible to convert local currency into foreign currency, or make transfers between sovereign jurisdictions (transfer and convertibility (T&C) risk).
A Local Currency International Rating will be assigned in cases where an issuance’s original terms and conditions allow for repayment of foreign currency investors in local currency equivalent at the prevailing exchange rate at the time of repayment.
Foreign currency ratings additionally consider the profile of the issuer or note after taking into account T&C risk. This risk is usually communicated for different countries by the Country Ceiling, which “caps” the foreign currency ratings of most, though not all, issuers within a given country.
Besides T&C risks, there can be rating distinctions between an issuer’s Local Currency and Foreign Currency Ratings, when there is considered to be a risk of selective default on Local Currency obligations versus Foreign Currency obligations, or vice versa.
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A Foreign Currency Rating will be assigned in cases where an issuance is denominated in local currency or local currency equivalent, but repayment of principal and/or interest is required to be made in foreign currency at the prevailing exchange rate at the time of repayment.
Foreign currency ratings additionally consider the profile of the issuer or note after taking into account transfer and convertibility risk. This risk is usually communicated for different countries by the Country Ceiling, which “caps” the foreign currency ratings of most, though not all, issuers within a given country.
AAA – Highest Credit Quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA – Very High Credit Quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A – High Credit Quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB – Good Credit Quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB – Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.
B – Highly Speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC – Substantial Credit Risk. Default is a real possibility.
CC – Very High Levels Of Credit Risk. Default of some kind appears probable.
C – Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a “C” category rating for an issuer include:
a.
the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b.
the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
c.
the formal announcement by the issuer or their agent of a distressed debt exchange; and
d.
a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.
RD – Restricted Default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced:
a.
an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation but
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b.
has not entered into bankruptcy filings, administration, receivership, liquidation, or other forma winding-up procedure, and
c.
has not otherwise ceased operating.
This would include:
i.
the selective payment default on a specific class or currency of debt;
ii.
the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; and
iii.
the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligation, wither in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.
D – Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
NATIONAL LONG-TERM CREDIT RATINGS
FITCH:
National ratings express creditworthiness across the full range of the credit rating scale, using similar symbols to those used for international ratings. However, to assure differentiation between the two scales, a two- or three-letter suffix is appended to the national rating to reflect the specific nature of the national scale to the country concerned. For ease of reference, Fitch uses the suffix of (xxx) to indicate a national rating.
Each country or monetary union’s national rating scale is specific to that jurisdiction and is not comparable to national scales of different countries. Key characteristics of national ratings are described in this document. For a more in-depth explanation on the application of national ratings, including unique application considerations, please see the National Scale Rating Criteria at www.fitchratings.com/criteria.
National Relativity
National ratings are a measure of relative credit risk among issuers in a country or monetary union, except in circumstances when ratings are notched for support or at the instrument level to differentiate priority/recovery prospects relative to other local market instruments. Where national ratings are derived by notching, they reflect creditworthiness relative to the respective supporting entity’s (parent or government) national rating, rather than to unsupported national ratings. National Rating Correspondence Tables often will have a notch-specific LC IDR or credit opinion that relate to multiple rating options on the national scale.
LC and FC Issuer National Ratings
National ratings can be assigned to the issuer or at the specific debt instrument level.
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Issuer-level national ratings address the relative vulnerability to default of LC obligations (or legal tender) for local issuers within the country concerned when not notched for support. Therefore, national ratings exclude the risk that cross border investors may be unable to repatriate interest and principal repayments out of the country. Issuer-level national ratings do not incorporate transfer and convertibility risk associated with the FC obligations of a local issuer, and this is the reason the national scale rating analysis begins with an international LC rating or LC credit opinion as transfer and convertibility risk is only incorporated into FC ratings; there are some exceptions where ratings may be notched.
Issuer and Instrument-level National Ratings
Fitch assigns national ratings to specific debt instruments denominated in LC and issued where the entity or issuer is domiciled. Fitch may also assign national instrument ratings to i) foreign issuers’ obligations issued in LC in the country concerned, and ii) local or foreign issuers’ (legal entities or branches) obligations where repayment is in FC and a national scale rating may be required to comply with local regulation and/or local market practices often found in Central America and countries with high levels of dollarisation; national ratings of FC instruments are less common.
Convergence at ‘C’
A ‘C’ level rating on both the international and national rating scales reflects that the default of an issuer is imminent. As a result, a ‘C’ rating on one scale is necessarily a ‘C’ rating on the other scale.
Due to the greater differentiation across national rating scales relative to the international rating scale, there can be more rating volatility and more significant rating transition for National Ratings compared with International Ratings.
AAA(xxx) – ‘AAA’ National Ratings denote the highest rating assigned by the agency in its National Rating scale for that country. This rating is assigned to issuers or obligations with the lowest expectation of default risk relative to all other issuers or obligations in the same country or monetary union.
AA(xxx) – ‘AA’ National Ratings denote expectations of very low default risk relative to other issuers or obligations in the same country or monetary union. The default risk inherent differs only slightly from that of the country’s highest rated issuers or obligations.
A(xxx) – ‘A’ National Ratings denote expectations of low default risk relative to other issuers or obligations in the same country or monetary union.
BBB(xxx) – ‘BBB’ National Ratings denote a moderate default risk relative to other issuers or obligations in the same country or monetary union.
BB(xxx) – ‘BB’ National Ratings denote an elevated default risk relative to other issuers or obligations in the same country or monetary union.
B(xxx) – ‘B’ National Ratings denote a significantly elevated default risk relative to other issuers or obligations in the same country or monetary union.
CCC(xxx) – ‘CCC’ National Ratings denote a very high level of default risk relative to other issuers or obligations in the same country or monetary union.
CC(xxx) – ‘CC’ National Ratings denote the level of default risk is among the highest relative to other issuers of obligations in the same country or monetary union.
C(xxx) – A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a “C” category rating for an issuer include:
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a.
the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b.
the issuer has entered into a temporary negotiate waiver or standstill agreement following a payment default on a material financial obligation;
c.
the formal announcement by the issuer or their agent of a distressed debt exchange; and
d.
a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.
RD(xxx) – Restricted Default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:
-  the selective payment default on a specific class or currency of debt;
-  the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
-  the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or
-  execution of a distressed debt exchange on one or more material financial obligations.
D(xxx) – ‘D’ National Ratings denote an issuer that has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.
Notes: The ISO International Country Code is placed in parentheses immediately following the rating letter to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.
SHORT-TERM CREDIT RATINGS
FITCH:
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
F1 – Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2 – Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.
F3 – Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B – Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C – High Short-Term Default Risk. Default is a real possibility.
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RD – Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
NATIONAL SHORT-TERM CREDIT RATINGS
FITCH:
F1(xxx) – Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under the agency’s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country or monetary union. Where the liquidity profile is particularly strong, a “+” is added to the assigned rating.
F2(xxx) – Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union. However, the margin of safety is not as great as in the case of the higher ratings.
F3(xxx) – Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.
B(xxx) – Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.
C(xxx) – Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.
RD(xxx): Restricted Default. – Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
D(xxx) – Indicates a broad-based default event for an entity, or the default of a short-term obligation.
Notes to Long-Term and Short-Term National Ratings:
The ISO International Country Code is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.
“+” or “-” may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx)’.
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RBC Global Asset Management
Proxy Voting Guidelines
Updated March 2025

Proxy Voting Guidelines – February 2023 B-2

Introduction
Proxy voting approach
As an asset manager, RBC Global Asset Management (RBC GAM)1 acts in the best interests of the accounts that it manages, including segregated client accounts and investment funds (collectively, “portfolios”). This includes exercising the voting rights attached to securities in the portfolios we manage, where we have such authority. We exercise the voting rights of the portfolios we manage in their best interests and with a view to enhancing the long-term value of the securities held.
Enhancing governance
We believe that issuers with good governance practices generally are able to focus on long-term sustainable growth, and are more likely to effectively manage conflicts and material environmental and social risk factors. These issuers are also more likely to access fixed income markets when needed, and pose less risk for equity investors due to proper alignment of shareholder and management interests. As such, we believe that exercising our voting rights is an effective way of considering issues that are material to our investments and can help protect and enhance the long term value of the portfolios we manage.
Proxy voting issues
Issuers’ proxies most frequently contain management proposals to elect directors, to appoint auditors, to adopt or amend compensation plans, and to amend the capitalization of the issuer.
A decision to invest in an issuer can include consideration of the performance of its management and its corporate governance practices. Since a decision to invest is generally an endorsement of management of the issuer, we will usually vote with management recommendations on routine matters. When considering the election of directors, we may consider the board’s past course of action and any plans to improve governance and disclosure.
Proxies may also contain shareholder proposals requesting a change in an issuer’s policies and practices. When evaluating shareholder proposals, we consider materiality, prescriptiveness, and existing disclosures and commitments, where applicable. Under this approach, where we believe fulfillment of shareholder proposal requests is in the best interests of our portfolios, we will support them.
We conduct due diligence on management performance and corporate governance issues and may consider the analysis and voting recommendations provided by independent research firms. We are also members of organizations such as the Canadian Coalition for Good Governance, the Council of Institutional Investors, the International Corporate Governance Network, and the Responsible Investment Association, which provide industry insights on corporate governance best practices.
Securities lending
Some RBC GAM funds participate in securities lending programs. In order to allow for proxy voting for securities that have been loaned by these funds, we will generally recall all of these securities for North American issuers on or before the record date to ensure vote eligibility. For loaned securities of issuers outside of North America, we will generally recall all of the securities of an issuer where we own at least 1% of the outstanding shares of that issuer or there is a significant voting issue where RBC GAM’s position could impact the result. We may keep securities out on loan for these funds where we determine it is in the best interests of the fund to do so.
Proxy Voting Guidelines
We have established these Proxy Voting Guidelines (the “Guidelines”) to govern the exercise of our voting rights. We review and update our Guidelines on an ongoing basis as our view of corporate governance best practices evolves and with the
1
In this document, references to RBC GAM include the following affiliates: RBC Global Asset Management Inc. (including PH&N Institutional), RBC Global Asset Management (U.S.) Inc., RBC Global Asset Management (UK) Limited, RBC Global Asset Management (Asia) Limited, and RBC Indigo Asset Management Inc. (RBC Indigo).
Proxy Voting Guidelines – March 2025 B-3

view to enhance the long-term value of our portfolios.
Our Guidelines are published for the information of clients, to provide issuers with our views on governance practices, and to provide issuers with context on our voting decisions.
While we will generally vote proxies in accordance with the Guidelines, there may be circumstances where we believe it is in the best interests of our portfolios for us to vote differently than as contemplated by the Guidelines, or to withhold a vote or abstain from voting.
In the event of a perceived or actual conflict of interest involving the exercise of proxy voting rights, we follow procedures to help ensure that a proxy is exercised in accordance with our Guidelines, uninfluenced by considerations other than the best interests of our portfolios.
The Guidelines are applied for issuers in Canada, the United States, the United Kingdom, Ireland, Australia, and New Zealand. In all other markets, RBC GAM utilizes the local benchmark voting policy of Institutional Shareholder Services Inc.(ISS).It should be noted that the Guidelines may not specifically address each voting issue that may be encountered. In these cases, RBC GAM will generally follow ISS’ local benchmark voting policy, after reviewing and agreeing with their implementation. RBC GAM reviews meetings and proposals to help ensure votes are submitted in the best interests of our portfolios. RBC GAM has the ability to override the recommended votes of ISS if we determine that the recommended votes would not be in the best interests of our portfolios.
Proxy voting process
Proxy voting vendor
RBC GAM retains the services of ISS to manage and execute proxy votes. In addition, ISS provides custom voting recommendations for proxies based on our Guidelines, where applicable. RBC GAM subscribes to the research of both ISS and Glass, Lewis & Co. The research and benchmark policy voting recommendations from both proxy advisors may be considered as part of the proxy voting decision. However, the final voting decision is independent and voting authority rests solely with RBC GAM.
RBC GAM engages with ISS on an annual basis in advance of the upcoming proxy voting season to confirm the desired implementation of the Guidelines and any updates thereof. This includes a review of ISS’ benchmark voting policy updates to consider applicable guidelines and their implementation.
Internal monitoring and review
RBC GAM has a process to manage the review and approval of vote instructions. Our Responsible Investment (RI) team manages the internal review of proxy voting to help ensure that the custom recommendations made by ISS correctly reflect the intentions of the Guidelines. This includes the review of upcoming company meetings, corresponding meeting research and custom vote recommendations by the RI team’s analysts. Our investment teams receive regular reports of upcoming meetings in the portfolios they manage, which may include flags and rationales for any recommended votes against the recommendations of management based on either the Guidelines or ISS’ local benchmark voting policy. See ‘Miscellaneous voting processes’ for more information on our approach when ISS does not provide custom voting recommendations.
For logistical and organizational purposes, and to increase the likelihood of vote acceptance, we have instructed ISS to auto-submit votes based on our custom voting recommendations, where applicable, prior to each meeting’s own market cutoff date. Because voting authority rests solely with RBC GAM, we may manually submit our votes at any time prior to the meeting. In each case, the aforementioned review and approval process is applied.
In advance of a meeting, if a company files additional soliciting materials with the local regulators, or publishes a response to the research or vote recommendations of ISS or Glass, Lewis & Co., sufficiently in advance of applicable voting deadlines, we will review those responses and consider them in our voting decision, if deemed material to the voting decision. We welcome these
Proxy Voting Guidelines – March 2025 B-4

disclosures, as they can provide a wider group of investors with useful information than the company may otherwise be able to engage with directly. In the case of Glass, Lewis & Co., the vendor publishes company responses in amended research reports, and our RI team receives email notifications of such amendments. In the case of ISS, the vendor publishes ‘Proxy Alerts’ in amended research reports. Because we retain the services of ISS to manage and execute proxy votes, we also utilize the vendor’s online voting platform to notify our RI team of instances where (a) an ISS research report has been republished, (b) ISS’ benchmark policy voting recommendations have changed, and (c) ISS has changed its custom voting recommendation to us. Due to the various parties and systems involved in the proxy voting process and the volume of votes researched, we believe issuers should aim to disclose responses or additional solicitation materials as soon as possible to provide investors with ample time to consider the disclosed information.
Vote override
In scenarios where we believe the custom voting recommendations from ISS are inconsistent with the intentions of the Guidelines, and/or do not reflect the best interests of the portfolio(s), a vote override process will be initiated. This process can be prompted through the review process of the RI team or as a result of direct input from the investment teams. Investment teams are consulted on vote override requests and the request is submitted to the Proxy Voting Committee for review. Our Proxy Voting Committee includes our Chief Investment Officer (CIO) and the Managing Director & Head, Responsible Investment. In order for a vote override request to be processed, the majority of Proxy Voting Committee members (not including the CIO) must agree. The CIO has ultimate authority on all proxy voting decisions, which are made in a manner consistent with the firm’s fiduciary duty. We consider a vote override to be consistent with the intentions of the Guidelines, and our approach to exercise the portfolios’ voting rights in their best interests, with a view of enhancing the long-term value of the securities held.
Miscellaneous voting processes
In certain cases, ISS does not provide a voting recommendation on a proposal. These cases include, but are not limited to:
• Transaction-related proposals such as the approval of merger and acquisition transactions.
• Proposals at the meetings of private companies.
• Proposals at certain bondholder meetings.
These proposals are evaluated on a case-by-case basis and referred to the applicable portfolio managers. The RI team works with applicable portfolio managers and the Proxy Voting Committee (if required) to reach a final voting decision.
In some cases, RBC GAM may receive physical proxy voting ballots or may need to instruct votes directly through custodians or other parties involved in voting administration. This is most common for certain fixed income investment strategies. Typically, ISS will be unable to provide custom voting recommendations in these cases, and the RI team will work directly with applicable portfolios managers and the Proxy Voting Committee (if required) to reach a final voting decision.
For certain fixed income portfolios, votes are submitted in Broadridge’s ProxyEdge platform by a RBC GAM Corporate Actions team. In these cases, ISS’ custom voting recommendations are not available directly in the ProxyEdge platform. The RI team works directly with the Corporate Actions team, applicable portfolio managers, and the Proxy Voting Committee (if required) to reach a final voting decision.
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1. Board of directors
The board of directors of a corporation must act in the best interests of that corporation. The board engages the services of a management team to ensure the corporation’s long-term success. The board’s key functions are to approve direction of corporate strategy, supervise risk management, and evaluate the performance of the company and of management. Overall, the board is responsible for determining, implementing, and maintaining a culture of integrity and ethical behaviour.
In order to be effective in representing the interests of security holders, we believe the board should generally reflect the criteria outlined below. If these criteria are met, then we will generally vote in favour of the election of directors proposed by management. We will also generally support shareholder proposals seeking to implement these criteria.
1.1 Independence of the board of directors
Ideally, the board should be composed of a substantial majority of independent directors.
An independent director shall be independent of management and free from any interest or relationship that could interfere with the director’s ability to act in the best interests of the corporation and its shareholders. A director who is not independent will be considered to be independent three years after the termination of the relationship or interest that caused the director’s independence to be compromised. However, a former CEO or CFO of the company will not be considered independent until five years after their employment with the company ends.
For directors who are also major shareholders (defined as a person who controls 5% or more of the equity or voting rights of the company), independence will be assessed on a case-by-case basis. However, if these directors hold stock that has disproportionate voting rights, they will not be considered to be independent.
We will consider proposals to adopt a stricter definition of independence on a case-by-case basis and in doing so will consider the current independence of the board as well as local legal and regulatory requirements.
Voting guideline
We will generally not support directors who are non-independent, with the exception of the current CEO, if the proposed board is composed of less than a two-thirds majority of independent directors.
1.2 Independence of the chair
It is a matter of good governance practice that an independent director be appointed to the position of chair of the board of directors. An independent chair is one of the primary mechanisms by which board independence is maintained. If the chair is not independent, we would generally expect the appointment of a lead independent director.
Voting guideline
We will generally not support a non-independent director if he or she is also chair (or will become chair upon becoming a director) unless an independent director is appointed as a lead director and an independent corporate governance committee exists.
1.3 Executive chair
In some instances a company may appoint an individual to be an “executive chair” of the board. An executive chair can present both corporate governance and compensation concerns for shareholders. The company should disclose the role of the executive chair in detail and explain to shareholders why having an executive chair is appropriate for its governance.
Compensation arrangements for an executive chair can be of particular concern and should be assessed in the context of director compensation rather than executive compensation practices. We are particularly concerned when the executive chair role appears to have been created to provide ongoing generous compensation to a retired CEO or founder of the company.
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Voting guideline
We will review all executive chair compensation arrangements on a case-by-case basis but may withhold/vote against members of the compensation committee if the executive chair’s total compensation is more than two times that of the highest paid independent director sitting on the board.
1.4 Risk management
One of the primary responsibilities of the board is to understand the risks facing the company and to help ensure that management has put in place appropriate measures to identify, monitor and manage those risks. While initial responsibility for risk management may be delegated to a committee of the board, it is ultimately the responsibility of the entire board.
Proper succession planning is also an important responsibility of senior management and the board, particularly when it comes to identifying candidates for the CEO role. Companies and boards should have a robust succession planning process and disclose to shareholders the process to ensure that the company follows that process.
Voting guideline
Proposals to establish a risk committee of the board will be assessed on a case-by-case basis. These proposals will be assessed in the context of the risk profile of the company and how effectively those risks are being managed.
1.5 Board size
The number of directors on a board can be an important factor in board effectiveness. The board should be large enough to adequately perform its responsibilities without being so large that it becomes cumbersome. In general, boards should have between 5 and 15 directors, but the appropriate number of directors will vary with the size and nature of the corporation.
Voting guideline
Where the number of directors is outside this range of 5 – 15 directors we will vote against approval of the number of directors on the board if we believe that board effectiveness has been compromised.
1.6 Committees of the board
Committees have become accepted mechanisms of corporate governance. Corporations of a sufficient size should, at a minimum, include the following committees of the board:
• Audit Committee: The audit committee should be responsible for ensuring the accurate accounting and reporting of the company’s financial performance, ensuring that adequate internal control measures exist, and overseeing the annual external audit of the corporation. We believe that audit committee members require sufficient professional expertise to effectively carry out their duties and consider a lack of expertise and/or relevant experience in our assessment of the committee.
• Corporate Governance Committee: The corporate governance committee should be responsible for the oversight of the governance of the corporation.
• Compensation Committee: This committee should be responsible for the direction and oversight of the company’s executive compensation program and for regularly evaluating the performance of senior management.
• Nominating Committee: The nominating committee should identify the board’s need for new or additional directors and skill sets, and then recruit, nominate and orientate new directors. The committee should also assess the need for certain skills on the board that may be lacking.
The chair and committee members should all be independent directors.
Voting guideline
For most companies, we will not support non-independent board members who sit on, or chair, any of the above committees.
We will generally support proposals to prohibit CEOs of other listed companies from sitting on the compensation committee.
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For small companies, we will generally not support non-independent board members who sit on, or chair, the audit committee. For the compensation, nominating and corporate governance committees, a majority of the members and the chair should be independent.
We will generally vote against the board for failing to establish any or all of the above committees. We will support proposals to establish any or all of the above committees.
1.7 Majority voting
We believe it is a shareholder right to have an effective ability to vote on the election of directors to the board. Companies should adopt policies to help ensure that directors are elected to the board using a majority vote system whereby directors who do not receive a majority of the votes cast in their favour are required to submit their resignation to the board. Barring exceptional circumstances, that resignation should be accepted by the board.
Voting guideline
We will generally support proposals that call for the adoption of a majority vote system for the election of directors in non-contested director elections.
Where a director fails to receive majority support in a director election and continues to sit on the board, and the board fails to provide a valid time-limited reason for this, we will generally withhold votes from the director in question, all directors who sit on the nominating and governance committees, and the chair of the board for as long as that director continues to sit on the board.
1.8 Cumulative voting
There are valid arguments for and against cumulative voting. It can ensure an independent voice on an unresponsive board, or it can allow a small group of shareholders to promote their own agenda.
Voting guideline
We will generally vote against cumulative voting proposals, unless there is a clear and demonstrated need for cumulative voting.
1.9 Staggered boards
We believe that the annual election of all directors best serves the interest of shareholders. We believe electing each director on an annual basis helps ensure the board remains positioned to act in the company’s best interests, consistent with our aim to enhance the long-term value of our portfolios.
Voting guideline
We generally will not support a proposal for the introduction of staggered terms.
We generally will not necessarily vote against a slate of directors simply because the board uses staggered terms.
We generally will support proposals to eliminate staggered terms or to introduce the annual election of directors.
1.10 Director attendance
Directors should be able to commit sufficient time to carry out their duties in an effective manner. Although attendance at board and committee meetings is not the only measure of director performance, we believe poor attendance makes it difficult for directors to carry out their responsibilities effectively.
Voting guideline
We will generally not support the election of existing directors if they have attended less than 75% of the board and committee meetings in aggregate, unless there are extenuating circumstances.
We believe companies should disclose a summary of the frequency of key committee meetings and attendance for those meetings. We will generally not support the election of the corporate governance committee if records for board attendance are not disclosed.
1.11 Overboarding
Serving as a director of a public company requires a significant commitment in time and effort. If directors sit on an excessive number of boards, we believe it can compromise their ability to serve effectively.
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Voting guideline
We will generally withhold votes from directors who sit on more than five boards or, in the case of current CEOs or Executive Chairs, more than two boards (their own board plus one other).
1.12 Director liability and indemnification
We recognize that in order to build and maintain a qualified board it may be necessary for the company to have a policy limiting the liability of directors and provide them with an indemnity. However, we believe these policies should only apply when directors are acting honestly, in good faith, and in the best interests of the corporation. If the director fails to do so, the indemnification should not apply.
Voting guideline
When considering proposals to eliminate or limit the personal liability of the directors, RBC GAM will consider:
• the performance of the board
• the independence of the board and its key committees
• whether or not the company has anti-takeover devices in place
If the above factors are favourable, we will generally support liability-limiting proposals to indemnify directors against legal costs provided they have acted honestly and in good faith and provided the company persuasively argues that it is necessary to attract and retain directors.
We will also generally support proposals seeking personal liability for directors as a result of fiduciary breaches arising from gross negligence. We will generally oppose proposals for indemnification when they seek to insulate directors from actions they have already taken or if litigation is pending.
1.13 Tenure of directors
We consider board renewal and diversity as an important component of overall board effectiveness. In order to facilitate the board renewal process, we believe boards should consider the tenure of individual directors as well as the range of tenures throughout the board as part of the annual board assessment.
Excessive average board tenure, as compared to market norms, without evidence of consistent board refreshment, may be considered as part of our overall assessment of an issuer’s corporate governance practices.
Voting guideline
We will evaluate shareholder proposals to introduce term limits for directors on a case-by-case basis.
We will assess the independence of directors annually regardless of length of service. We will generally vote against the chair of the nominating committee where more than one-third of the board has a tenure greater than 15 years.
1.14 Performance evaluation of directors and board
A board must evaluate its own performance, which presents a conflict of interest. We believe that the best way to deal with this conflict is for the board to adopt its own statement of principles and guidelines to evaluate the performance of directors and the effectiveness of the board. The board should prepare annual evaluations based on these principles and guidelines, and should summarize the results of that evaluation in the annual proxy circular.
Voting guideline
We will generally support proposals to develop and institute performance evaluations for a board of directors and to disclose a summary of the results of those evaluations in the annual proxy circular.
1.15 Directors proposed on a single ballot item
We believe that directors should be proposed for election individually on the ballot. When multiple directors are proposed for election on a single ballot item, it removes the shareholders’ ability to vote against the election of individual directors and change the composition of the board.
Voting guideline
We will generally support proposals that directors be proposed for election individually.
We will generally vote against the election of a board proposed on a single ballot item if we would
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vote against the election of any of the nominated directors based on the Guidelines.
1.16 In camera meetings
In camera meetings of independent board members create an opportunity for more candid discussions than may occur at formal board meetings. We believe these meetings may help to facilitate and enhance overall board independence. It is recommended that after these meetings, the chair of the in camera sessions should meet with the chief executive officer to advise of the topics that were discussed.
Voting guideline
We will generally support proposals that would require regular in camera meetings of independent board members only.
1.17 Voting for directors
In general, we will vote for the directors nominated by management unless these guidelines indicate otherwise or the long-term performance of the issuer or the directors has been unsatisfactory. We will also consider any issues that come to our attention regarding a director’s performance at another public company, as it may add undesired risk to the portfolio company. We may also consider the board and management team’s assessment and management of what we consider to be material environmental, social, and governance (ESG) factors.
Voting guideline
We will generally not support the election of certain directors if there are instances of material governance failures or significant failures in risk oversight, including on material ESG issues.
We may also vote against the election of certain directors when we believe an issuer has not made satisfactory progress on a material issue, as determined by RBC GAM.
We will generally not support the election of directors with material governance and/or performance issues at another public company.
1.18 Audit process
The audit plays an important role in the corporate governance process. Not only does it serve to verify the financial performance of a company, but it also aims to identify deficiencies in the internal control mechanisms of the company.
The audit process should involve the establishment of an independent audit committee (see 1.4) and the appointment of an independent auditor by that committee. The auditor should report directly to the audit committee and not to management.
The audit partner should be rotated on a regular basis in line with regional requirements.
We believe the audit committee has a responsibility to select and appoint an auditor in the best interests of shareholders. We generally support the role of the external auditor being put to tender on a regular basis. We believe external auditor tenure exceeding 20 years is disproportionate compared to market norms. Auditor tenure may be considered case-by-case as part of our overall assessment of issuers’ corporate governance practices.
Voting guideline
We will generally support the choice of auditors recommended by the audit committee.
Where auditors are being changed for reasons other than routine rotation, we will review the reasons on a case-by-case basis.
In line with applicable regulations, we generally will not vote against auditor ratification based on external auditor tenure alone. Where governance issues have been identified and we believe those issues are linked to external auditor tenure, we may vote against auditor ratification or audit committee members. Where the auditor has limited or capped its liability as it relates to the performance of the audit and the limits placed on the auditor’s liability are unreasonable, we generally will not support the choice of auditor.
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If the lead audit partner has been linked with a significant auditing controversy, we may not support the choice of auditor or its remuneration.
1.19 Audit fees
We believe the amount and composition of fees paid to an auditor can compromise an auditor’s ability to act independently and perform an audit that is free from undue influence by management. In order to help ensure auditor independence, a substantial majority of the fees paid to the auditors should be for audit and audit-related services.
Voting guideline
We will generally support proposals that prohibit the outside auditor from maintaining a relationship with the company other than providing audit and audit-related services.
We will generally vote against the choice of auditor if less than two-thirds of the total fees paid to the auditor over the previous year were for audit and audit-related services. We will consider withholding our votes from members of the audit committee if the company’s auditor received more than half its fees from non-audit services.
1.20 Board diversity
We believe that like board independence, director tenure, overboarding, and other governance factors, board diversity is an important characteristic in constructing high quality boards. In our view, high quality boards are better positioned to fulfill their duty to shareholders.
We believe that directors should have a diverse range of backgrounds and experience to enhance overall board effectiveness. A mix of perspectives and backgrounds can be attained through characteristics including, but not limited to, gender, race, and ethnicity. We believe this may help the board of directors in their decision-making and to better understand the material risks and opportunities facing the corporation. To complement the board’s ongoing evaluation of board and senior management performance, we believe boards should monitor board, key committee, and senior management diversity.
To the extent practicable, we believe companies should publicly disclose information on the characteristics of their board of directors. It is our view that this additional transparency better positions investors to incorporate these factors into investment decision making, where material. Disclosure is also recommended to provide insight to shareholders on how these characteristics are being incorporated into board composition and candidate selection.
Voting guideline
We may consider the board’s diversity as part of our overall assessment of issuers’ corporate governance practices. We evaluate board diversity on a case-by-case basis and may consider the board’s composition compared to market norms. Where we determine that a board’s current composition can be improved, we may vote against the election of the nominating committee, or other directors as appropriate.
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2. Management and director compensation
We believe properly structured compensation plans can incentivize executives and directors to create long-term, sustainable value for investors. Compensation plans should attempt to align the long-term interests of investors with the interests of management and directors. Compensation plans should also be sufficiently generous to attract and retain individuals with the skill sets required to help ensure the long-term success of the company, but compensation should be commensurate with performance. The compensation plan should be developed and maintained by the compensation committee.
2.1 Equity-based compensation plans
In general, these plans should reward good performance, and not reward poor performance. The cost of the plan, either to the shareholders or the company, should be related to the benefits derived from it. The plan should be disclosed to the shareholders in detail and be approved by them.
In general we would like to see a reduction in the use of stock options as a form of compensation. Our preference is for stock ownership rather than stock options.
Voting guideline
We will review each equity-based compensation plan on a case-by-case basis.
We will generally support:
• plans that define the awards to senior executives and link the granting or vesting of equity-based compensation to specific performance targets that are tied to improving the long-term risk adjusted returns of the corporation.
• stock option plans where the options are issued with a strike price higher than the current price of the underlying asset
• plans where the stock options have a term appropriate for the issuer (e.g. volatility, dividend yield, strategic timeline)
• amendments to plans that will remove or amend a negative attribute from an existing plan, ultimately improving its overall structure
We will generally not support
• “evergreen” stock option plans
• plans or proposals that allow the repricing of stock options, or that reissue options a strike price below the strike price of the original options
• plans that do not prohibit the inappropriate manipulation of equity award grant dates through practices known as backdating, spring loading or bullet dodging
• plans that are 100% vested when granted or plans that allow pyramiding, gross-ups or automated acceleration of the vesting requirements, including when there is a change in control.
• plans that do not provide clear guidelines for the allocation of awards
• plan amendments if the total potential dilution of all plans exceeds 10%, or annual dilution exceeds 1% over a three-year average
• plans that authorize allocation of 25% or more of the available awards to any one individual
• plans that give the board broad discretion in setting the terms and conditions of equity-based compensation programs
• stock option plans that allow for the “reloading” of exercised or lapsed options
• equity-based compensation plans that allow, or do not specifically prohibit, hedging. We will withhold/vote against the members of the compensation committee if any equity-based compensation exposure is hedged during the period
In general, we believe it is not appropriate for directors to participate in stock option plans, and would prefer directors to own stock outright in the company. As such, we will generally not support
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proposals for director participation in stock option plans. However, for small companies we will review director options on a case-by-case basis, and if a company demonstrates a need for director options we may support such a plan (for example, where cash preservation is a priority for the company).
We will generally not support change in control provisions that allow for stock option holders to receive more for their options than shareholders would receive for their shares, or provisions that allow for the granting of options, or other equity awards, or bonuses to outside directors in the event of a change of control.
We believe shareholders should have the opportunity to consider and vote on separate components of stock option plans (versus voting on an omnibus stock option plan). We vote on omnibus stock option plans on a case-by-case basis. In cases where components of the plan do not meet our stated guidelines, we will generally vote against the entirety of the plan.
2.2 Expensing of share options
While options may not be an expense to the corporation, they are an expense to the existing shareholders due to the dilution effects. As such, we believe that share options should be expensed in the financial statements of a corporation.
Voting guideline
We will generally support proposals that require the expensing of stock options in the financial statements of a corporation in accordance with IFRS.
2.3 Golden parachutes
We recognize that ‘golden parachutes’ may in some circumstances be an appropriate way to provide executives with the personal financial security and professional objectivity that is required to act in the best interests of shareholders. However, in some cases these provisions can be excessive.
Voting guideline
We will generally support proposals requiring shareholders to approve golden parachute arrangements.
We will review golden parachute arrangements on a case-by-case basis. However, we will generally vote against overly generous golden parachutes for senior executives. We will also vote against plans that use a single trigger for cash or other payments or for the vesting of equity based compensation
2.4 Employee stock purchase plans
We believe the interests of shareholders and employees can be aligned if employees have the opportunity to become shareholders at a reasonable price. Employee stock purchase plans are an effective way to facilitate that alignment, and we believe it can be in the best interests of shareholders. In general we will support employee stock purchase plans that align employee interests with creating value for shareholders.
Voting guideline
We will generally support employee stock purchase plans with a purchase price of not less than 85% of market value, potential dilution of less than 10% and an appropriate mandatory hold period.
2.5 Director compensation
We believe that director compensation should be commensurate with the time and effort that directors spend executing their duties, but it should not be so generous that it may compromise a director’s ability to act independently of the board or management. We also believe that directors who personally own a meaningful amount of the company’s stock will be better motivated to act in the interests of shareholders.
Voting guideline
We will assess director compensation on a case-by-case basis and may vote against the election of members of the board committee responsible for director compensation (or the full board and/or the chair in the absence of a responsible committee) if we believe that director compensation is excessive or inappropriately structured. Factors that may be considered include, but are not limited to:
• The potential to compromise the independence of directors
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• The overall alignment with shareholder interests
• If compensation is excessive in terms of the size and complexity of the company
• Other concerning plan features such as inadequate stock retention requirements and the use of stock options or retirement benefits
2.6 Director retirement benefit
We believe that retirement benefits should be restricted to the employees of a corporation. Directors’ independence could be compromised if they receive retirement benefits from the corporation.
Voting guideline
We will generally vote against proposals for retirement benefits for directors, unless it can be clearly shown that they will not impair directors’ independence.
2.7 Employee loans
We believe loans to senior management or the guaranteeing of loans for the purpose of exercising options should be avoided. These types of arrangements can expose the company to the risk of not being able to recover the loan if the employment of the borrower is terminated.
Voting guideline
We will review loans to senior management on a case-by-case basis, but will generally support loans that are reasonable in amount, given at a market rate of interest, (and not forgivable) and are secured against shares in the company or some other real asset.
2.8 Excessive executive compensation
We believe that executive compensation should be performance based and should align the interests of executives with the long-term interests of shareholders. It should be designed in a way to attract and retain executives that create long-term, sustainable shareholder value. We would like to see performance criteria clearly disclosed and defined and detailed disclosure of whether and how those criteria have been met. The performance criteria and the degree to which they have been met should be determined by the compensation committee. Executives should be required to hold a substantial portion of their equity compensation awards, including shares received from option exercises, during their employment with the company and for some reasonable time after leaving the company.
In our view, compensation plans often use overly complex structures. Overly complex compensation plans make the proper assessment of pay and performance alignment difficult and, in some instances, this complexity facilitates misalignment between pay and performance. As a result, we generally support simplified pay practices with the following core features:
• Competitive base salary
• Annual incentives tied to performance on short-term material strategic goals
• Long-term, time-vesting restricted share units (RSUs), where the vesting period extends over five or more years
For compensation plans using this structure, companies are also encouraged to implement stock holding requirements, depending on the vesting schedule. In our view, this simplified structure incentivizes management to create long-term, sustainable shareholder value, reduces the burden on compensation committees, and promotes a clearer understanding of compensation opportunities and alignment between those opportunities and company performance.
Voting guideline
We will generally support executive compensation plans that are fair and oppose those that misalign pay and performance, or are structured in a way that may risk doing so in the future.
2.9 Compensation report and say-on-pay
The compensation report in the proxy circular is the primary means by which shareholders obtain information to assess the compensation practices of the company. This report should be clear, concise, and disclose methods of compensation and performance measures. Furthermore, this report should present the information in a format
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that will allow all shareholders to easily determine total compensation for an individual.
When considering whether to approve a company’s advisory vote on executive compensation, we will consider the company’s overall compensation philosophy in the context of relevant factors, including:
• whether pay is aligned to long-term sustainable performance
• whether the company has provided adequate disclosure of specific performance metrics and measures and discloses performance against those metrics
• whether the company has poor executive pay practices
• whether the company has manipulated its equity compensation plans through stock option backdating, spring loading or re-pricing, or the use of materially-altered non-GAAP performance metrics without a reasonable rationale
• whether the company uses time vesting or performance vesting for equity awards, with particular consideration where equity awarded through the Long-Term Incentive Plan, excluding stock options, lacks a performance-based component
• whether the company has established meaningful stockholding requirements for executives and whether it has claw back policies in place in the event of accounting restatement or wrongdoing
• whether overall amounts of executive compensation are reasonable relative to company peers, other employees and the value added by the executive. For instance, overall amounts may be flagged as excessive where the highest paid executive’s total compensation is twice as high the previous year’s median pay at the company’s market cap and revenue-based peers
• whether the executive compensation plans are overly complex or duplicative
• whether the company’s executive compensation plans give directors excessive discretionary power over awards
• if there are significant levels of dissent on the say-on-pay vote over two or more consecutive years
Voting guideline
We will generally support proposals that require enhanced disclosure of compensation for senior executives.
We will generally support proposals requiring an advisory vote by shareholders to approve the annual compensation report (i.e.“say-on-pay”).
Where a say-on-pay proposal fails to obtain the support of at least 60% of its shareholders we believe boards should engage with their significant shareholders to determine the nature of their concerns with the company’s executive compensation practices. If we share similar concerns and determine they are not adequately addressed in the next proxy circular, we will generally withhold/vote against the members of the compensation committee of the board.
We will assess all say-on-pay proposals on a case-by-case basis, but will generally not support plans where:
• There are inadequate equity retention requirements for named executives; specifically, where the equity retention requirement for the CEO is less than 5x base salary. It is preferred that these requirements extend for a period post-employment.
• There are inadequate claw-back provisions in the event of fraud or other acts that result in financial restatement or inappropriate compensation being paid.
• The compensation committee has exercised discretion to increase executive compensation beyond what was indicated by the compensation metrics and has not provided adequate disclosure and justification for this action.
• The compensation plan and/or the compensation plan disclosure is overly complex with no apparent reason for that complexity.
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• The plan uses per-share metrics and there was a significant repurchase of shares during the period with no business rationale.
• There were significant legal expenses incurred and/or settlements paid arising from the company’s products, services, or business operations excluded from performance metric calculations.
• There was a significant environmental or social controversy during the year that had an actual or potential material impact on the company that is not reflected adequately in the remuneration of executives.
• Substantial payouts are triggered for performance that falls below the relevant comparator group median or average.
• The amount of the total compensation paid to the CEO or senior management is excessive in light of all relevant circumstances.
• The highest paid executive earns greater than $20-million(USD) and the company provides no disclosure on thresholds and targets of performance metrics in both the Short-Term Incentive Plan (STIP) and Long-Term Incentive Plan (LTIP).
• Executives are awarded with excessive special or one-time awards in response to successful transactions.
• The compensation plan makes use of significant front-loaded awards or long-term mega grants without robust performance conditions aligning management and shareholder interests for the duration of the plan’s life and beyond.
• The compensation committee has exercised discretion to increase executive compensation to ensure the executive has an excessive amount of minimum guaranteed compensation.
• Executives receive continued or outsized pay increases in instances where the company made significant cuts to its workforce or furloughed employees. We believe this may have detrimental impacts on company culture and performance.
2.10 Compensation consultants
Compensation consultants are used by boards to provide advice and recommendations on the structure of executive compensation plans. The use of consultants can provide invaluable support to the compensation committee in designing the executive compensation plan. To increase the likelihood of a compensation plan that appropriately incentivizes executives to create long-term, sustainable value for shareholders, we believe it is important that the independence of compensation consultants is not compromised and that the nature and the extent of the relationship are disclosed to shareholders. It is our view that no less than two-thirds of the total fees paid to the compensation consultant be for consulting services provided to the board. In addition, it is our view that the compensation consultants be engaged by the compensation committee and report directly to it.
Voting guideline
We will generally support shareholder proposals requiring the full disclosure of all fees paid to a compensation consulting firm, distinguishing between fees paid for services to the board and for all other services provided to the company.
We will generally support shareholder proposals requiring compensation consultants to limit their overall relationship with a company to providing services to the board only.
2.11 External management compensation disclosure
Occasionally issuers will employ external rather than internal senior management teams. In these situations senior management are not employees of the company but rather provide their services under a contract. For this type of management structure, disclosure requirements regarding executive compensation do not technically apply and consequently practices for these arrangements often fall well below those for internal management. RBC GAM expects that the disclosure of external management compensation should be the same as it is for senior management employed by an issuer.
Voting guideline
Where compensation disclosure practices for issuers with external management fall materially below the disclosure requirements for issuers with internal management, we may vote against the
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say-on-pay proposal. If there is no say-on-pay proposal on the ballot we may withhold votes from all members of the compensation committee.
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3. Takeover protection and transactions
The takeover protection measures that are available to boards and management can be a double-edged sword for the shareholder. They can be used to protect shareholder value by defending the company from hostile takeover bids that do not represent a fair value for the assets of the company. However, they can also be used to entrench a board and management who may ultimately undermine shareholder rights and shareholder value. We evaluate proposals related to takeover protection measures on a case-by-case basis, with a view to enhancing the long-term value of the securities held.
3.1 Shareholder rights plans (“poison pills”)
There are two main purposes for a shareholder rights plan. The first is to help ensure that shareholders are treated equally. The second is to give the board time to consider other options, typically during a hostile takeover attempt. We believe some shareholder rights plans go beyond these two aims and may be used to prevent bids that are worthy of shareholder consideration.
It is our view that a shareholder rights plan should allow a takeover offer to stand for no longer than 60 days before the board responds. This gives management and the board sufficient time to consider the bid and assess alternatives.
In Canada, shareholder rights plans must be ratified by the shareholders at the first annual meeting following adoption of the plan. In the U.S., shareholder ratification is not required.
Voting guideline
We will review each shareholder rights plan on a case-by-case basis, but will generally not support plans that are not subject to shareholder approval at least every three years. We will generally oppose shareholder rights plans that are triggered by a purchase of less than 20% of the company’s shares, or that includes dead-hand, slow-hand, or no-hand provisions.
We will generally vote against directors if shareholder rights plans have features that we believe are not in the best interests of shareholders or if the board makes material adverse modifications without shareholder approval.
3.2 Other takeover protection measures
Other takeover protection measures may include, but are not limited to the following:
• going private transactions
• leveraged buyouts
• lock-up arrangements
• crown-jewel defences
• greenmail
• fair price amendments
• re-incorporation
When considering any takeover protection measure, we would be more likely to support a proposal if:
• the measure protects the rights of all shareholders
• sufficient time and information is made available to shareholders to make an informed decision
• the measure will allow competing bids to be considered over a reasonable time
• the measure is subject to shareholder approval
• the measure is adopted for a limited period
Voting guideline
We will review takeover protection measures on a case-by-case basis. We will generally oppose greenmail payments where there is no sufficient long-term business justification for them.
3.3 Dissident shareholders, contested elections, and proxy contests
In contested elections, it is important to understand what both management and the
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dissident are proposing and the implications it will have on performance going forward.
Voting guideline
We will review dissident shareholder proposals for director nominees on a case-by-case basis to determine which will result in the best performance for the company. We may consider:
• the performance of current management and the company’s long-term performance
• the competing strategic plans of the dissident and incumbent slate to enhance long-term corporate value, including the impact on key constituents
• the relative qualifications of the nominees and, where relevant, the company’s current executive and board compensation practices
• board independence, performance, equity ownership and responsiveness to shareholder concerns
3.4 Dissident director nominee compensation
In some contested director elections, dissident director nominees may have separate compensation agreements with the dissident shareholder. These agreements can be problematic, particularly if they extend beyond the election of the nominee directors, as they may compromise the independence of the nominee directors, motivate them to act in the best interests of the dissident shareholder rather than the best interests of the company, and create divisions within the board.
Voting guideline
We will review nominee director compensation agreements with dissident shareholders on a case-by-case basis, but may vote against/withhold votes from dissident director nominees if we believe their independence has been or could be compromised.
We will generally support proposals to prohibit payments from a dissident shareholder to its nominee directors after those directors have been elected to the board.
We will generally vote against proposals that would prevent the election of nominee directors who have received compensation from a dissident shareholder during a proxy contest, prior to being elected to the board.
3.5 Mergers and acquisitions
When dissidents are proposing an alternative strategy or if a proposed merger or acquisition is put to shareholders for a vote, we may consider all relevant factors, including:
• impact on long-term corporate value
• anticipated financial and operating benefits
• the price being offered to shareholders
• circumstances regarding how the deal was negotiated
• any proposed or resulting changes in corporate governance and the potential impact of those changes on company performance
Votes on mergers or acquisitions are referred directly to portfolio managers and evaluated on a case-by-case basis.
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4. Shareholder rights
Shareholder rights include rights to vote on certain corporate matters, to receive information from the issuer, to sell or transfer shares, to receive a share of the income of the issuer and to share in the net proceeds on the sale or winding-up of the issuer. We believe the protection and maintenance of these rights is aligned with the bests interests of our portfolios.
4.1 Confidential voting
As with other electoral systems, the voting of proxies should be confidential, thereby ensuring that the process is impartial and free from coercion.
Voting guideline
We will generally support proposals to introduce confidential voting.
4.2 Proxy access
We believe that a robust process for nominating directors is important for creating an effective board and that shareholders can have a role to play in that process. We believe it can be appropriate for significant shareholders to have the right to nominate a number of directors for election in the ordinary course, outside of any contest for control, and should have their nominees included in the proxy circular in the same manner as the company’s nominees.
Voting guideline
We will generally support proposals that provide shareholders owning at least 3% of a company’s voting shares (individually or together with other shareholders) access to the company proxy statement to advance non-management board candidates comprising no more than 25% of the total board. We generally do not support limits on the number of shareholders that may aggregate their shares to satisfy the ownership requirement, but generally will not oppose proxy access proposals with reasonable limits on this basis alone.
In general, we will withhold support for proxy access proposals if the access right could be used to promote hostile takeovers by allowing for nomination of more than 25% of the board.
We generally will not support by-law amendments that will place unreasonable conditions or restrictions on shareholders’ ability to nominate directors.
If proxy access provisions are used to unreasonably restrict the rights of shareholders, we may withhold votes from the members of the corporate governance and nominating committees until the issue is resolved.
4.3 Advance notice provisions
When select shareholders nominate a director for election at or just before a company’s annual or special meeting, we believe it poses undue risks to other shareholders that were unable to adequately review all relevant information relating to a proposed nominee. Advance Notice Policies allow companies to mitigate this risk by ensuring that the company and shareholders are notified within an appropriate timeframe of a shareholder’s intention to nominate one or more directors. However, these Advance Notice Policies also have the potential to be used by the company to unreasonably restrict the right of shareholders to nominate directors.
Voting guideline
We will generally support proposals seeking to establish Advance Notice Provisions so long as:
• The minimum notice period is not less than 30 days from the meeting date in the event of an annual meeting or 15 days in the event of a special meeting
• Nominations may be submitted within a minimum of 10 days following the first public announcement of a meeting if notice of the meeting date is given less than 50 days prior to the meeting date
• There is no upper limit on the number of days before an annual meeting in which a director can be nominated
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• The policy provides that if the annual meeting is postponed or adjourned, a new time period for shareholder nominations will begin
• There are no requirements that unnecessarily restrict the ability of shareholders to nominate directors, including the ability of companies’ to request an unreasonable level of additional disclosure regarding shareholder nominees
4.4 Dual-class stock & unequal voting rights
A company with dual class shares gives multiple votes per share to a certain class of shares, resulting in unequal voting rights between classes of shares. This violates the principle of one share, one vote. Companies with multiple voting shares can give minority shareholders the ability to make decisions that may not be in the interests of other shareholders, which would typically include our portfolios.
For companies that maintain a share structure with unequal voting rights, we believe voting results should be disclosed and broken down by each class of share to provide greater transparency and allow both minority shareholders and the board to better understand how the different classes of shares were voted.
Voting guideline
We will generally not support the creation or extension of an unequal voting right structure without substantial proof that such a plan is critical to the success of the issuer, for instance, as a result of specific and unique challenges facing the issuer. Any such plan must be subject to future approval by the holders of the subordinate voting shares at regular and pre-determined intervals. If the issuer does not provide an adequate rationale for the proposed structure, we may vote against members of the corporate governance committee.
Where an issuer that has historically used an unequal voting right structure does not have adequate protections for minority shareholders, we may vote against members of the corporate governance committee. At a minimum, adequate protections for minority shareholders should include either:
• a regular binding vote for holders of subordinate voting shares on whether or not the capital structure should be maintained; or
• the existence of an adequate sunset clause to eliminate the unequal voting right structure. We will determine the adequacy of a sunset clause on a case-by-case basis. We will consider the length and structure of the sunset clause, in addition to the overall corporate governance of the issuer when determining the adequacy of a sunset clause.
We generally do not support newly public companies adopting share structures with unequal voting rights. If this structure is adopted, it should include a reasonable sunset provision. If a newly public company adopts a share structure with unequal voting rights and lacks a reasonable sunset provision, we may vote against the election of directors on a case-by-case basis.
We will generally support proposals to eliminate unequal voting right structures.
We will consider any proposal to enhance the voting rights of long-term shareholders on a case-by-case basis, in light of the particular circumstances of the company and the legal regulatory regime to which it is subject.
We will generally support proposals that ask for the disclosure of voting results broken down by share class.
4.5 Supermajority approval
We believe that supermajority requirements do have a legitimate purpose, but can be subject to abuse. This includes the risk that a small number of significant investors can more easily prevent actions that may be in the best interests of shareholders. We believe supermajority requirements should not be used for votes regarding takeovers or control of a company, and the approval proportion should not be set too high. A two-thirds majority is most common, and we generally consider anything above that to be unreasonable.
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Voting guideline
We will consider supermajority voting proposals on a case-by-case basis but will generally vote against any supermajority proposal that has more than a two-third majority requirement unless it can be clearly demonstrated that it is in the shareholders’ best interests.
4.6 Linked proposals
Linked proposals are used to pass proposals that may not be approved if they were proposed individually.
Voting guideline
We will generally not support linked proposals.
4.7 Increase in authorized shares
We recognize that directors may need the flexibility to issue stock to meet changing financial conditions. This may include a stock split, to support an acquisition or restructuring plan, to use in a stock option plan or to implement an anti-takeover plan. To help ensure the decision is in the best interests of shareholders, authorization of additional stock should be approved by shareholders, and should meet a specific business need.
Voting guideline
We will review proposals to increase authorized shares on a case-by-case basis. We will generally not support proposals for unlimited authorized shares.
We may support a reverse stock split if management provides a reasonable justification for it and reduces authorized shares accordingly.
We will generally oppose management proposals to issue tracking stocks designed to reflect the performance of a particular business unit.
4.8 Disclosure of voting results
We believe that disclosure of voting results can better position shareholders to evaluate the corporate governance of the company. As a result, it is our view that shareholders have the right to know whether a proposal has been passed or defeated, as well as the number of votes for, against and withheld. Additionally, we believe proposals should be cast by ballot rather than a show of hands, as this will ensure that all shareholders, whether present at the meeting or not, will be treated equally. In order to maintain the integrity of the proxy voting process, we believe vote results be subject to independent verification.
Voting guideline
We will generally support proposals for the prompt disclosure of proxy voting results, to eliminate the practice of voting by a show of hands, and to adopt independent verification of proxy voting.
4.9 Blank-cheque preferred shares
There may be valid business reasons for the issuance of blank-cheque preferred shares, but we believe the potential for abuse typically outweighs the benefits. The authorization of these shares can give directors complete discretion over the conditions of the stock and shareholders have no further power to determine how or when the shares will be allocated.
Voting guideline
We will generally not support the authorization of blank-cheque preferred shares.
4.10 Shareholder meeting quorum
We believe the quorum for shareholders’ meetings should be high enough to ensure that individual shareholders or small groups of shareholders (for example the board or senior management) will not be able to act independently of other shareholders, but not so high as to make it difficult to achieve. We believe too low of quorum risks the small group making decisions that are not in the best interests of other shareholders.
Voting guideline
We review requests to reduce quorum requirements on a case-by-case basis and may take into consideration the market capitalization of the company, the company’s ownership structure, and other factors as appropriate
We will generally support quorum amendment proposals that require a minimum of two
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shareholders representing 25% of outstanding shares to constitute a quorum.
4.11 Equity issues
To help preserve the value of shares, we believe shareholders should have input the issuance of shares, especially when that issuance will result in significant dilution of ownership. This allows shareholder input on major decisions that affect the long-term interests of shareholders and the company.
Voting guideline
We will review proposals regarding private placements and the issuance of equity on a case-by-case basis, but will vote against proposals that will cause excessive dilution without a valid business need.
4.12 Other business
We believe that the inclusion of an “other business” proposal on a proxy ballot gives the board broad discretion to act without specific shareholder approval and could pose undue risk to shareholders.
Voting guideline
We generally will not support “other business” proposals.
4.13 Implementing shareholder views
When a resolution receives the support of a majority of shareholders, the board of directors should report back within a reasonable time, and not later than the next annual shareholders’ meeting, on the action taken or explain why no action has been taken. We believe this is good corporate governance practice as failure to do so may be indicative of a board unwilling to make decisions a majority of shareholders believe are in the company’s best interests.
Voting guideline
When the board fails to implement a proposal that has received a majority of shareholder support, and does not demonstrate a valid reason for this action, we will generally withhold votes for all board members who served on the board during the period in question.
4.14 Share blocking
Some countries allow the practice of share blocking, where shareholders are “blocked” or prevented from trading their position from the time the proxy votes are submitted to the day after the shareholders’ meeting. This practice has implications for the management of the portfolios in which these securities are held. We believe that this practice is not in the interests of shareholders.
Voting guideline
In general, we will not vote shares that are subject to blocking restrictions unless we determine that it is in our portfolios’ best interests to do so.
4.15 Income trust governance
We believe holders of income trusts should enjoy the equivalent rights and protection as the shareholders of a corporation. The trust and associated entities should take steps to ensure that appropriate governance practices are adopted to achieve this end.
Voting guideline
We will generally support proposals that enhance governance practices of the trust.
We may withhold votes from trustees where they have failed to establish or protect the rights of unit holders.
4.16 Reincorporation
There can be valid business reasons for a company to reincorporate in a different jurisdiction; however, a company may also be motivated to reincorporate for reasons that may be inconsistent with the interests of shareholders.
Voting guideline
We will review reincorporation proposals on a case-by-case basis but will generally vote against proposals that will result in unjustified risk to the corporation, unreasonable limits on director liability, diminished shareholder rights or weaker corporate governance requirements.
We will generally oppose management proposals to restructure the venue for shareowner claims by
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adopting charter or bylaw provisions that seek to establish an exclusive judicial forum.
4.17 Exclusive forum provisions
Exclusive forum provisions relate to a company making a change to its by-laws stipulating that legal actions brought against the company will only be permitted in courts within a certain jurisdiction. For example, if a shareholder wanted to sue a company they could only file the action in the jurisdiction stipulated by the company. While there may be valid reasons for adopting an exclusive forum provision, there is also the potential that these provisions could be abused by a company and negatively impact the rights of shareholders.
Voting guideline
We will assess exclusive forum provisions on a case-by-case basis, but will generally not support proposals unless the company can demonstrate a clear need for such a provision and how it is in the interests of all shareholders.
4.18 Pre-IPO unilateral bylaw/charter amendments
Private companies that are contemplating an IPO have the ability to adopt bylaw or charter amendments that may not be consistent with the corporate governance practices we believe are in the best interests of the company’s performance. We believe these types of corporate governance practices are particularly egregious if they are adopted just prior to an IPO. These amendments have the potential to compromise the rights of the shareholders after an IPO, and may be more difficult for shareholders to amend or repeal once a company has gone public. We are concerned that companies in this situation will adopt these measures knowing that the new shareholder base would not approve them if they were proposed post-IPO.
Voting guideline
With all IPOs, the expectation is that the newly public entity will have corporate governance and shareholder rights practices aligned with long-term, sustainable value creation for shareholders. We will review the bylaws and charter for IPOs on a case-by-case basis, but will generally vote against the corporate governance committee of the board and the board chair if there are any unreasonable restrictions on the rights of shareholders that have not been removed prior to the IPO.
4.19 Calling a special meeting
In some jurisdictions, shareholders holding a specific percentage of a company’s shares are able to call a special meeting in order to take action on matters that arise between regularly-scheduled annual general meetings. If, however, shareholders are unable to do so, their ability to remove directors, put forward resolutions or respond to an offer from a bidder may be restricted.
Voting guideline
We will generally support proposals allowing shareholders the right to call a special meeting. We will review shareholder proposals requesting that a company install or change the percentage of shares required to call a special meeting on a case-by-case basis.
4.20 No-action and exemption requests
In some jurisdictions (particularly the United States), companies may be permitted by market regulators and/or agencies to exclude shareholder proposals from the ballot if the proposal conflicts with a management proposal at the same meeting. However, companies may use this avenue to limit shareholder rights by putting forth management proposals similar to those filed by shareholders, but with more limited criteria than originally set out by the shareholder proposal proponent.
The removal of redundant shareholder proposals from the ballot may be warranted where the company takes reasonable action on the issue or where the proponent agrees on the withdrawal after engagement. However, we are generally not supportive of the exemption practice where it impedes improvements to shareholder rights.
Voting guideline
We will examine cases where shareholder proposals have been excluded after the company has included a competing management proposal on a case-by-case basis. We may vote against members of the governance committee if we
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determine that the company has excluded a shareholder proposal and introduced a management proposal on substantially the same issue that may be contrary to shareholders’ best interests, as compared to the original shareholder proposal.
We will vote on the resulting management proposal on a case-by-case basis, taking into consideration the impacts on shareholder rights and shareholders’ abilities to file future resolutions on the issue(s).
4.21 Virtual and Hybrid shareholder meetings
Although there are benefits to facilitating virtual participation in shareholder meetings, virtual meeting formats have the potential to adversely impact shareholder rights, especially in the case of virtual-only meetings. In our view, a virtual meeting experience is not directly comparable to an in-person experience for all shareholders.
We are generally supportive of a hybrid meeting format where companies combine a traditional in-person meeting with the option of remote participation, as long as shareholder rights are not limited.
When a company holds a hybrid or virtual-only meeting, we expect effective disclosure demonstrating that shareholder rights are maintained under the meeting format. Disclosure should include:
• Procedures on shareholder questions, including required timelines to submit questions, if questions are selected or screened, and disclosure practices (e.g. how virtual meeting participants can see questions, publicly addressing unanswered questions after the meeting)
• Technical and logistical guidance for virtual meeting participation
• Details on technical support for issues encountered related to accessing or participating in the virtual meeting
• We believe shareholders should be given the opportunity to vote on the adoption of virtual-only meetings. If a company adopts the right to hold a virtual-only meeting, we believe a virtual-only meeting should only be permitted in exceptional circumstances. Companies should provide clear disclosure on what are considered exceptional circumstances.
Voting guideline
We may withhold our support from the corporate governance committee if the company holds a virtual-only meeting and:
the resulting meeting format negatively impacts shareholder rights; or
the company fails to provide sufficient disclosures regarding meeting procedures, logistical guidance, and/or technical support.
We will evaluate proposals to adopt a virtual-only meeting format on a case-by-case basis. We may consider regional legislation related to virtual-only meetings and the company’s disclosed approach to holding virtual-only meetings.
4.22 Acting by written consent
Acting by written consent provides shareholders with the ability to act on important issues outside of the regular annual meeting cycle. It can also be an effective alternative to calling a special meeting by reducing the cost and added expense to the company of holding a special meeting. In our view, the ability to act by written consent enhances shareholder rights.
Voting guideline
We will generally support proposals:
• Granting shareholders the right to act by written consent
• That seek to restore or improve the right to act by written consent
We will generally oppose attempts to limit and/or eliminate shareholders’ ability act by written consent.
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5. Shareholder proposals
It is our view that shareholders should have the right to bring relevant proposals to the annual general meeting. We believe that these proposals should be included on the proxy ballot for consideration by all shareholders as long as they deal with appropriate issues and are not used to raise personal matters, politically- or ideologically-motivated requests, or to garner publicity.
We also believe that proposals should generally refrain from specifying how companies should achieve the desired objectives. We are mindful that, if fulfilled, some proposals may diminish long-term shareholder value by imposing unreasonable constraints on the board and management, or result in the company taking actions inconsistent with long-term, sustainable value creation for shareholders.
We believe certain environmental, social, and governance issues can be material and impact the long-term, risk-adjusted performance of an issuer. We assess proposals that address these issues in terms of the risks and opportunities they represent for the company and whether those issues have been adequately disclosed to shareholders. We may consider the International Sustainability Standards Board (ISSB)’s global SASB Standards or IFRS Sustainability Disclosure Standards (includes IFRS S1 and IFRS S2) when assessing the materiality of a proposal.
We will generally review shareholder proposals on a case-by-case basis. Where proposals request enhanced disclosure in an area that represents a material risk or opportunity for the corporation, and we believe the enhanced disclosure would benefit shareholders, we will generally support them. Where we determine fulfillment of the proposal request would not be in the best interests of the portfolio, we will oppose it. This may include where proposals mandate a specific course of action for the company, are considered overly prescriptive, request action or disclosure we believe is already sufficiently provided by the issuer, or request action or disclosure on an issue we do not consider material to the company.
We expect the board to adequately respond to shareholder proposals that receive meaningful support. Meaningful support is assessed on a case-by-case basis, as support levels can be impacted by factors such as share class structure and insider ownership. However, in the case of widely owned companies with a single class share structure, we would generally consider 30% support to be meaningful.
Aside from adoption of the proposal’s requests (where the board believes it is in the best interests of shareholders to do so), we generally consider adequate responsiveness to include:
Engagement with a reasonable number of shareholders (by number or percentage ownership).
A detailed rationale on why the requests of the proposal were not adopted or not fully adopted.
In cases where we determine the board has not sufficiently responded to meaningfully-supported shareholder proposals, we may vote against the election of directors with oversight of the shareholder proposal’s content.
5.1 Lobbying disclosure proposals
We believe there is a risk to shareholders where companies engage in lobbying activities or political contributions either misaligned with long-term, sustainable value creation for shareholders or its publicly disclosed strategies and/or commitments. We believe companies should provide sufficient disclosure on their lobbying activities and political contributions where material. We will generally evaluate the quality of existing disclosures based on the following factors:
• The company’s rationale for its lobbying activities and/or political contribution
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• Board and/or management oversight of lobbying activities and/or political contributions and description of this oversight
• Disclosure of a list of trade associations or applicable groups where dues meet or exceed a specific threshold. In cases where there are recent controversies, fines, or litigation regarding the company’s lobbying-related activities or political contributions, we may be supportive of enhanced disclosure, not limited to the following:
• Disclosure of the company’s overall lobbying expenditures and/or political contributions
• Disclosure of a comprehensive list of trade association memberships or memberships in applicable groups.
Voting guideline
We will evaluate shareholder proposals seeking additional disclosure on companies’ lobbying activities or political contributions on a case-by-case basis, but will generally support proposals where the company does not currently disclose such details or existing disclosure is inadequate. In cases where such details are disclosed, and the proponent has raised concerns regarding the alignment of companies’ lobbying activities or political contributions with its stated strategies, or there are recent controversies, fines, or litigation regarding the company’s lobbying-related activities or political contributions that we believe pose undue risk to shareholders, we may support the proposal.
5.2 Cyber security
We believe investors should be provided with sufficient information to evaluate a company’s management of risks related to cyber security. We believe companies should provide additional disclosure on their cyber security policies and procedures where material.
Voting guideline
We believe that cyber security is a material risk in several industries and we will generally support requests for enhanced disclosure on how the board and senior management are overseeing, managing, and mitigating these risks.
When evaluating cyber security-related shareholder proposals, we will generally consider:
• The level of disclosure of company protocols, policies, and procedures relating to data protection and guards against cyber attacks
• Commitment to applicable market-specific laws or regulations that may be imposed on the company
• Controversies, fines, or litigation related to cyber security related issues
5.3 Climate change
• We believe climate-related risks are systemic risks that have the potential to materially impact issuers and the economies, markets, and society in which they operate. Mitigating greenhouse gas (GHG) emissions may reduce the systemic risks that climate change poses. We recognize the importance of the global goal of achieving net-zero emissions by 2050 or sooner, to mitigate climate-related risks.
• Where climate change poses a financially material risk or opportunity to a company, we believe cliimate-related disclosures are beneficial in providing shareholders with the ability to evaluate how a company is addressing material climate-related risks and opportunities. We expect issuers to be guided by the recommendations of the International Sustainability Standards Board (ISSB) and/or the recommendations of the Task Force on Climate related Financial Disclosures (TCFD). Companies applying ISSB’s IFRS Sustainability Disclosure Standards (includes IFRS S1 and S2) meet the TCFD recommendations as the recommendations are incorporated into the ISSB Standards. This should include details on how they are addressing material climate risk and opportunities in their governance, strategy, and risk management, as well as any of their climate metrics and targets and transition plans. We expect issuers for which climate change is a material risk to:
• work towards identifying and publicly disclosing material financial and strategic impacts resulting from the transition to a net-zero economy.
• establish credible targets and develop action plans aligned with achieving net-zero emissions by 2050 or sooner. We also expect them to demonstrate progress in meeting their commitments.
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• When evaluating climate-related shareholder proposals, we may consider:
• The industry in which the company operates and the materiality of the requested disclosure in that industry
• The company’s existing publicly available information on the potential impacts of climate change on its operations, strategy or viability
• Existing oversight, policies and procedures on climate-related risks and opportunities
• The company’s level of disclosure and preparedness compared to that of its industry peers
• Whether the company has recently been involved in climate-related controversies resulting in fines, litigation, penalties or significant environmental, social or financial impacts
• The company’s existing climate-related targets, commitments, and initiatives
Voting guideline
We will evaluate climate-related shareholder proposals on a case-by-case basis, but will generally support proposals requesting:
• That a company disclose the organization’s governance around climate-related risks and opportunities.
• That a company disclose the actual and potential impacts of climate-related risks and opportunities on the organization’s businesses, strategy, and financial planning. This includes disclosure of the results of climate scenario analysis and related assessments.
• That a company disclose how the organization identifies, assesses and manages climate-related risks. Risks include Transition Risks (Policy and Legal, Technology, Market, and Reputation) and Physical Risks (Acute and Chronic),as defined by the TCFD.
• That a company disclose the metrics and targets used to assess and manage relevant climate-related risks and opportunities, or on how the company identifies, measures, and manages such risks.
• That a company adopt or implement initiatives to reduce GHG emissions, including carbon. This includes providing detailed disclosure of progress.
• That a company adopt long-term and interim net-zero or science-based targets, where climate-related risks are financially material and adoption timelines are within a reasonable time frame. Net-zero targets should relate to scope 1 and 2 emissions. Where a proponent requests that a company adopt net-zero targets on scope 3 emissions, we will review on a case-by-case basis, factoring in materiality of these emissions to the company, feasibility of the request, and usefulness to shareholders if the proponent’s request is fulfilled.
• That a company disclose its climate transition plan in line with the TCFD recommendations.
• That a company provide enhanced disclosure on the alignment of its lobbying activities with climate change initiatives, including its membership in industry associations.
Shareholder proposals requesting that a company adopt a regular, non-binding shareholder vote on its climate strategy (i.e., a “say-on-climate”), will be evaluated on a case-by-case basis.
5.4 Environmental issues
How a company interacts with its environment and vice versa can be a material risk if left unmanaged. It is our view that inadequate management of these risks can impact a portfolio’s long-term risk adjusted return.
Voting guideline
Where we believe environmental impacts are material, we will generally vote in support of proposals that ask for:
• enhanced disclosure of a company’s environmental practices and/or environmental risks and liabilities
• initiatives to reduce toxic emissions and disclosure of results
• initiatives to promote recycling, including product life-cycle management, and disclosure of results
• companies to abstain from operating in environmentally sensitive areas or using products produced from materials extracted
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from such areas, where material and insufficiently managed risks are identified
• consideration and adoption of the Equator Principles
• reporting on water use, intensity, supply, and risks
• reporting on efforts to reduce overall water use or intensity and impacts on local water systems
5.5 Human rights
Respecting international human rights standards supports a stable, resilient business operating environment, as well as well-functioning global capital markets. International human rights standards include but are not limited to: the Universal Declaration on Human Rights, the International Bill of Rights, the International Labour Organization’s (ILO) Declaration on Fundamental Principles and Rights at Work, United Nations Guiding Principles on Business and Human Rights (the UN Guiding Principles), and the United Nations Declaration on the Rights of Indigenous Peoples (UNDRIP).
We believe that issuers that implement mechanisms to identify affected stakeholders and address potential or actual adverse human rights impacts may be more effective at managing material human rights risks from their supply chains, operations, customers and/or end users.
Voting guideline
We will generally vote in support of proposals that call on companies to:
• adopt or comply with policies that conform to the United Nations Guiding Principles on Business and Human Rights (UNGPs), and/or express a commitment to respect the International Bill of Rights, which includes the Universal Declaration on Human Rights, the International Covenant on Civil and Political Rights, and the International Covenant on Economic, Social and Cultural Rights
• adopt or comply with policies that conform to the International Labour Organization’s Declaration on Fundamental Principles and Rights at Work and report on the progress toward implementing those standards
• take reasonable steps, or institute an adequate review process which may include a third-party independent review, that monitors compliance with human rights and related policies throughout its supply chain,
• disclose its practices, policies, and oversight for assessing, preventing, and mitigating human rights risks the company’s investments, operations and/or activities in countries with historical or current evidence of labour and human rights abuses
• adopt policies that aim to address human rights for operations in a conflict zone. This may include policies to protect the rights of local communities and avoid exacerbating the conflict
• adopt independent programs to monitor the company’s compliance with codes of conduct or the company’s human rights policy and to provide detailed disclosure of results
• adopt or comply with policies that conform to the International Labour Organization’s Core Conventions and report on the progress toward implementing those standards
5.6 Community issues
We believe community issues can pose material risks and opportunities to certain companies, as their operations can be both reliant on and have an impact on the residents of the communities in which it operates. “Community” may also refer to larger areas, such as a province, state or nation, to the extent that a company’s operations may have broader impact.
Voting guideline
We will generally vote in support of proposals that call for:
• careful consideration of advertising policies and practices to ensure that they do not promote racial stereotyping
• meaningful disclosure of plant closing criteria
• eliminating the use of predatory lending practices and “redlining”
• disclosure of lending practices in developing countries
Proxy Voting Guidelines – March 2025 B-29

• support of the Extractive Industry Transparency Initiative
5.7 Indigenous rights
Indigenous Peoples have inherent rights to self-determination in accordance with international and domestic law. They also have specific rights, such as those set out in the United Nations Declaration on the Rights of Indigenous Peoples (UN DRIP), which includes Free, Prior and Informed Consent (FPIC).
Voting guideline
We will generally vote in support of proposals that call for:
• disclosure on a company’s impact on Indigenous Peoples and their rights
• reporting on the company’s policies relating to the rights of Indigenous Peoples
• disclosure on how a company considers the rights of Indigenous Peoples in its operations and decision-making
5.8 Employee rights
We believe employees have the right to work in a safe and healthy environment. This includes a workplace that promotes a healthy and productive, professional environment that is free from unlawful discrimination, disrespectful or inappropriate behaviour, harassment (including sexual harassment), retaliation, and violence. Diversity, equity, and inclusion (DEI) in the workplace is also an important consideration for employee rights. It is our view that proper consideration and management of risks and opportunities related to employee rights can reduce potential risks to shareholders and contribute to long-term, sustainable value creation for shareholders. In general, we support proposals that we believe can enhance meaningful disclosure on or the management of risks and opportunities related to DEI, diversity, dignity and safety in the workplace, and collective bargaining rights.
Voting guideline
We will generally vote in support of proposals that ask companies to:
• enhance disclosure of DEI in the workplace such as, DEI-related programs, goals, and demographic metrics. This may include, but is not limited to, enhanced disclosure of promotion and retention rates at different levels of management. It may also include enhanced disclosure on the progress of stated DEI-related programs.
• report on racial or gender pay equity where the company has inadequate policies or disclosure and its practices lag behind peers’ or the company has been the subject of are cent controversy, including litigation, related to racial or gender pay equity
• enhance disclosure, which may include adopting policies and procedures, on initiatives seeking to prevent discrimination on the basis of age, gender, ethnicity, race, skin colour, national origin, sexual orientation, disability, Indigenous status, gender expression/identity, education, religion and other dimensions that are intrinsic to all people
• adopt enhanced health and safety policies, report on the implementation of those policies, and disclose health and safety data to shareholders
• report on human capital risks, opportunities, initiatives, commitments and relevant statistic
5.9. Nature-related risks
The Task Force on Nature-related Financial Disclosures (TNFD) defines nature-related risks as potential threats posed to an organization, linked to their (and wider society’s) dependencies and impacts on nature. These can derive from physical, transition, and systemic risks. There are also nature-related opportunities, which are activities that avoid, reduce, mitigate, or manage nature-related risks, or that actively work to reverse the loss of nature, including through restoration, regeneration of nature, and implementation of nature-based solutions.
The TNFD provides a framework and sector-specific guidance for the disclosure of nature-related dependencies, impacts, risks, and opportunities. As issuers continue to advance their understanding of the materiality of nature-related factors to their businesses, we believe they should
Proxy Voting Guidelines – March 2025 B-30

consider related disclosures that take into consideration the TNFD recommendations and guidance. We believe that proper consideration and management of nature-related risks and opportunities can reduce potential risks to shareholders and contribute to long-term, sustainable value creation for shareholders.
Voting Guideline
We will evaluate nature-related shareholder proposals on a case-by-case basis.
We will generally support proposals requesting that a company disclose the organization’s governance around nature-related risks and opportunities.
5.10. Board-related
The board of directors of a corporation must act in the best interests of that corporation. We believe that when boards are structured in a manner that promotes good governance practices, it facilitates the board’s achievement of this objective. It is our view that issuers with good governance practices generally:
Are better able to focus on long-term sustainable growth;
Are more likely to effectively manage conflicts;
Pose less risk for equity investors due to proper alignment of shareholder and management interests;
Are more likely to be able to access fixed income markets when needed; and
Are more likely to effectively manage material environmental and social risk factors.
We will generally support shareholder proposals requesting governance practices that we believe enhance an issuer’s governance practices and are in the best interests of shareholders.
Voting Guideline
We will review each shareholder proposal on a case-by-case basis, but may vote in support of proposals that request that companies:
Limit the employees of the company sitting on the board to the CEO only.
Separate the roles of CEO and Chair of the board, or appoint an independent chair.
Provide expanded disclosure on potential conflicts of interest regarding directors.
Enhance disclosure of the responsibilities of the executive chair and the compensation structure for the role.
Disclose senior management (including the CEO) and board short- and long-term succession planning policies.
Include a proportion of director remuneration to be in the form of common stock in the company.
Enhance disclosure of executive compensation, including additional disclosure of performance criteria and whether those criteria were met.
Link executive compensation to the company’s achievement of goals that go beyond traditional financial metrics, provided that those goals are on material factors and support the company’s long-term performance.
5.11. Artificial Intelligence
The development and adoption of artificial intelligence (AI) is increasingly integrated into the business operations of many companies. However, there may be material risks and opportunities associated with using this technology. We believe that companies using AI in a meaningful way should ensure they have appropriate governance and expertise to handle a changing regulatory, legal, and technological landscape.
Voting Guideline
Proxy Voting Guidelines – March 2025 B-31

We approach shareholder proposals on AI on a case-by-case basis. We may support proposals that call for enhanced disclosure on AI-related board and firm governance structures and expertise. Further, we will generally support proposals requesting enhanced disclosure on how a company uses AI within its operations, where material to the company’s business
Proxy Voting Guidelines – March 2025 B-32

6. Management environmental and social proposals
6.1 Say-on-climate
We believe climate-and nature-related factors are systemic risks that may materially affect issuers and the economies, markets, and society in which they operate. Mitigating GHG emissions may reduce the systemic risks that climate change poses. We recognize the importance of the global goal of achieving net-zero emissions by 2050 or sooner, in order to mitigate climate-related risks. Many companies are now seeking regular advisory votes from shareholders on their climate transition plans and progress made on these plans (i.e. a “say-on-climate” vote).
Voting guideline
We will evaluate say-on-climate management proposals on a case-by-case basis, but will generally not support proposals where the climate-related plans lack:
• Clear and appropriately detailed disclosure of the governance, strategy, risk management, and metrics and targets, as they relate to climate-related risks and opportunities
• Improvements on disclosure and performance, where applicable
• Credible targets and disclosure of progress towards meeting these commitments
• Disclosure of corporate and trade association lobbying activities, and how the company considers this in line with the Paris Agreement goals, where material.
When evaluating say-on-climate management proposals, we will consider the completeness of climate-related plans as well as the suitability of said plans, as determined by RBC GAM, for the company on a best-efforts basis. In addition, we will give consideration to newly-disclosed climate transition plans that do not meet this minimum criteria if there is demonstrable evidence and commitments indicating the minimum criteria will be met.
Proxy Voting Guidelines – March 2025 B-33

RBC Global Asset Management
This document is provided by RBC Global Asset Management (RBC GAM) for informational purposes only and may not be reproduced, distributed or published without the written consent of RBC GAM or its affiliated entities listed herein. This document does not constitute an offer or a solicitation to buy or to sell any security, product or service in any jurisdiction; nor is it intended to provide investment, financial, legal, accounting, tax, or other advice and such information should not be relied or acted upon for providing such advice. This document is not available for distribution to investors in jurisdictions where such distribution would be prohibited.
RBC GAM is the asset management division of Royal Bank of Canada (RBC) which includes RBC Global Asset Management Inc., RBC Global Asset Management (U.S.) Inc., RBC Global Asset Management (UK) Limited, and RBC Global Asset Management (Asia) Limited, which are separate, but affiliated subsidiaries of RBC. In Canada, this document is provided by RBC Global Asset Management Inc. (including PH&N Institutional) which is regulated by each provincial and territorial securities commission with which it is registered. In the United States, this document is provided by RBC Global Asset Management (U.S.) Inc., a federally registered investment adviser. In Europe this document is provided by RBC Global Asset Management (UK) Limited, which is authorised and regulated by the UK Financial Conduct Authority. In Asia, this document is provided by RBC Global Asset Management (Asia) Limited, which is registered with the Securities and Futures Commission (SFC) in Hong Kong.
Additional information about RBC GAM may be found at www.rbcgam.com.
This document has not been reviewed by, and is not registered with any securities or other regulatory authority, and may, where appropriate and permissible, be distributed by the above-listed entities in their respective jurisdictions.
Opinions contained herein reflect the judgment and thought leadership of RBC GAM and are subject to change at any time. Such opinions are for informational purposes only and are not intended to be investment or financial advice and should not be relied or acted upon for providing such advice. RBC GAM does not undertake any obligation or responsibility to update such opinions.
RBC GAM reserves the right at any time and without notice to change, amend or cease publication of this information. Some of the statements contained in this document may be considered forward-looking statements which provide current expectations or forecasts of future results or events. Forward-looking statements are not guarantees of future performance or events and involve risks and uncertainties. Do not place undue reliance on these statements because actual results or events may differ materially from those described in such forward-looking statements as a result of various factors. Before making any investment decisions, we encourage you to consider all relevant factors carefully.
® / TM Trademarks(s) of Royal Bank of Canada. Used under licence.
© RBC Global Asset Management Inc. 2024
(02/2025)
021GAM011 (02-2024) PROXYVOTINGGUIDELINES EN-V2 02/22/2024

RBC FUNDS TRUST
250 NICOLLET MALL, SUITE 1550
MINNEAPOLIS, MINNESOTA 55401
GENERAL AND ACCOUNT INFORMATION
(800) 422-2766
STATEMENT OF ADDITIONAL INFORMATION
January 28, 2026
RBC BlueBay Impact Bond Fund
Class Y:	RIBYX
This Statement of Additional Information (“SAI”) describes the Class Y shares of the RBC BlueBay Impact Bond Fund (the “Fund”) of RBC Funds Trust (the “Trust”) advised by RBC Global Asset Management (U.S.) Inc. (the “Adviser”). The Fund has a distinct investment objective and policies. Shares of the Fund are sold to the public by Quasar Distributors, LLC (the “Distributor”) and are sold as investment vehicles for individuals, institutions, corporations and fiduciaries, including customers of the Adviser or its affiliates.
The Trust is offering an indefinite number of Class Y shares offered by the Fund. See “Additional Purchase and Redemption Information” and “Other Information — Capitalization” below.
This SAI is not a prospectus and is authorized for distribution only when preceded or accompanied by the prospectus for the Fund dated January 28, 2026 (the “Prospectus”). This SAI contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The financial statements and related reports of the independent registered public accounting firm in the Form N-CSR for the Fund for the most recent fiscal year are incorporated by reference into this SAI. Copies of the Annual and Semi-Annual Reports and Form N-CSR for the Fund and the Prospectus for the Fund are available without charge and may be obtained by writing or calling the Fund at the address or telephone number printed above, or on the Fund’s website at www.dfinview.com/usrbcgam.

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Investment Policies
The investment objective and principal investment strategies of the Fund are set forth in the Fund’s Prospectus. This SAI contains supplemental information concerning certain types of securities and other instruments in which the Fund may invest, the investment policies and portfolio strategies that the Fund may utilize, and certain risks attendant to such investments, policies and strategies. The investment objective of the Fund is not fundamental and may, therefore, be changed by the Board of Trustees without shareholder approval.
Description of Securities and Investment Practices
Asset-Backed Securities. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets including, but not limited to, company receivables, truck and auto loans, leases and credit card receivables. These securities may be in the form of pass-through instruments or asset-backed bonds. Asset-backed securities are issued by non-governmental entities and carry no direct or indirect government guarantee; the asset pools that back asset-backed securities are securitized through the use of privately-formed trusts or special purpose corporations. Asset-backed securities differ from conventional debt securities and are subject to certain additional risks because principal is paid back over the life of the security rather than at maturity. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate.
Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present. Payments on asset-backed securities depend upon assets held by the issuer and collections of the underlying loans. The value of these securities depends on many factors, including changing interest rates, the availability of information about the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided.
Like mortgages underlying mortgage-backed securities, automobile sales contracts or credit card receivables underlying asset-backed securities are also subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal prepayment rates tend not to vary much with interest rates, and the short-term nature of the underlying car loans or other receivables tends to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in prepayment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. In certain market conditions, asset-backed securities may experience volatile fluctuations in value and periods of illiquidity. If consistent with its investment objective and policies, the Fund may invest in other asset-backed securities that may be developed in the future. Certain asset-backed securities may be considered derivative instruments.
Asset-backed securities also include collateralized loan obligations, collateralized bond obligations and collateralized debt obligations. With regard to such securities, the underlying asset pool generally consists of non-investment grade loans, interests in non-investment grade loans, high yield debt securities and other debt instruments, which are subject to liquidity, market value, credit, interest rate, reinvestment and certain other risks. The underlying assets will generally be subject to greater risks than investment-grade corporate obligations. Such investments are normally considered speculative in nature. The underlying assets are typically actively managed by an investment manager, and as a result will be traded, subject to rating agency and other constraints, by such investment managers. The aggregate return on the underlying assets will depend in part upon the ability of the relevant investment manager to actively manage the related portfolio.
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Cash Management. The Fund may invest a portion of its assets in cash or high-quality, short-term debt obligations readily convertible into cash. Such high quality, short-term obligations include: money market securities, money market mutual funds, commercial paper, bank certificates of deposit, and repurchase agreements collateralized by government securities. These investments may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses, or they may be used while the Fund looks for suitable investment opportunities. There may also be times when the Fund attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in these types of investments for temporary, defensive purposes. During these times, the Fund may not be able to pursue its primary investment objective and, instead, will focus on preserving its assets. The securities used for cash management can go down in value. The market value of debt securities generally varies in response to changes in interest rates. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of these securities generally declines. These changes in market value will be reflected in the Fund’s net asset value (“NAV”).
Commercial Paper. The term commercial paper generally refers to short-term unsecured promissory notes. Commercial paper may be issued by both foreign and domestic entities, which may include bank holding companies, corporations, special purpose corporations, financial institutions, and at times government agencies and financial instrumentalities. Investments in commercial paper may be in the form of discounted securities, be issued at par, and be variable rate demand notes and variable rate master demand notes, all with stated or anticipated maturities within 397 days. Commercial paper may be issued as taxable or tax-exempt securities. All commercial paper purchased by the Fund must meet minimum rating criteria for the Fund.
Corporate Debt Securities. The Fund may invest in corporate debt securities (corporate bonds, debentures, notes and similar corporate debt instruments) which meet the applicable rating criteria established for the Fund. The Fund may also invest in hybrid corporate debt, including Tier I and Tier II bank capital securities and bank trust preferred securities.
Corporate debt securities are taxable debt obligations issued by corporations, are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to factors such as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. The market value of a debt security generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price of the debt obligation usually rises, and when prevailing interest rates rise, the price usually declines.
After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, the Adviser will consider such event in its determination of whether the Fund should continue to hold the security. To the extent the ratings given by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Financial Services LLC (“S&P”) or another rating agency change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI.
Cybersecurity. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cybersecurity failures or breaches by the Fund’s Adviser, and other service providers (including Fund accountants, custodians, transfer agents and administrators), and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the
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Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund and its service providers have established business continuity plans in the event of, and systems designed to reduce the risks associated with, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund and issuers in which the Fund invests. Moreover, there is a risk that cyber-attacks will not be detected. The Fund and its shareholders could be negatively impacted as a result.
Debt Securities. Investments in certain debt securities will be especially subject to the risk that, during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.
The Fund is subject to the risks associated with changing interest rates and/or bond yields. Any interest rate changes or other adverse conditions (e.g., inflation/deflation, increased selling of certain fixed-income investments across other pooled investment vehicles or accounts, changes in investor perception, or changes in government intervention in the markets) could cause the value of any Fund that invests in debt securities to decrease. As such, debt securities markets are subject to interest rate and liquidity risk, as well as volatility. If changing interest rates cause the Fund to lose value, the Fund could also face increased shareholder redemptions, which would further impair the Fund’s ability to achieve its investment objectives.
The capacity for traditional dealers to engage in fixed-income trading for certain fixed-income instruments has not kept pace with the growth of the fixed income market, and in some cases has decreased. As a result, because dealers acting as market makers provide stability to a market, the significant reduction in certain dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed-income markets. Such issues may be exacerbated during periods of economic uncertainty or market volatility.
Derivatives. Derivatives and other similar investments (referred to collectively as “derivatives”) are financial instruments which have a value that is based on (“derived from”) the value of one or more other assets, such as securities, interest rates, currencies, commodities or market indexes (“reference assets”). Derivatives include futures, options, options on futures, forwards, and swap agreements (see additional disclosure below). The risks associated with the use of derivatives are different from, and may be greater than, the risks associated with investing in the reference asset on which the derivative is based. Derivatives are highly specialized instruments that require investment and analysis techniques different from those associated with standard bond and equity securities. Using derivatives requires an understanding not only of the reference asset, but of the derivative instrument itself, without the benefit of observing the performance of the derivative under all potential market conditions. The Fund, as described in more detail below, may invest in various types of derivatives for the purpose of risk management, seeking to reduce transaction costs, modifying the target duration of the Fund’s portfolio, managing the Fund’s cash position or otherwise seeking to add value to an individual portfolio when a derivative instrument is more favorably priced relative to the underlying security. However, there is no guarantee that a particular derivative strategy will meet these objectives. Further, the Fund are not obligated to actively engage in hedging. For example, the Fund may not have attempted to hedge its exposure to a particular risk at a time when doing so might have avoided a loss. The Fund will not use derivatives solely for speculative purposes.
In addition to the risks associated with specific types of derivatives as described below, derivatives may be subject to the following risks: 1) Counterparty risk: the risk of loss due to the failure of the other party to the contract to make required payments or otherwise comply with contract terms, and the related risks of having concentrated exposure to such a counterparty; 2) Market and Fund Liquidity risk: the risk that a portfolio may not be able to purchase or sell a derivative at the most advantageous time or price due to difficulty in finding
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a buyer or seller, and the risk involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties; 3) Leverage risk: the risk a derivative can magnify the Fund’s gains and losses, as further described below; 4) Market risk: the risk from potential adverse market movements in relation to the Fund’s derivatives positions, or the risk that markets could experience a change in volatility that adversely impacts Fund returns and the Fund’s obligations and exposures; 5) Operational risk: the risk related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error; 6) Legal risk: the risk of loss resulting from insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract; or 7) Pricing or Valuation risk: the risk that a derivative may not be correctly priced within a portfolio due to the fluctuating nature of the underlying reference asset and other factors. There is also the risk that the fluctuations in value of a derivative will not correlate perfectly with that of the underlying reference asset. Finally, the decision to purchase or sell a derivative depends in part upon the ability of the Adviser to forecast certain economic trends, such as interest rates. If the Adviser incorrectly forecasts these trends, or in the event of unanticipated market movement, there is a risk of loss to the portfolio upon liquidation of the derivative.
Leverage exists when the Fund purchases or sells a derivative instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than it invested. Leverage may cause the Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of some derivative instruments may result in economic leverage, which does not result in the possibility of the Fund incurring obligations beyond its investment, but that nonetheless permits the Fund to gain exposure that is greater than would be the case in an unlevered instrument.
The U.S. Securities and Exchange Commission (“SEC”) adopted a final rule related to the use of derivatives, reverse repurchase agreements, and certain other transactions by registered investment companies. The Fund’s trading of derivatives and other transactions that create future payment or delivery obligations is now subject to value-at-risk (“VaR”) leverage limits and derivatives risk management program and reporting requirements. Generally, these requirements apply unless the Fund satisfies a “limited derivatives users” exception that is included in the final rule. See “Legislation and Regulation Risks” below.
Futures. The Fund may enter into futures contracts, which are standardized exchange-traded contracts between two parties for the sale of an underlying reference asset, such as a security, currency or commodity with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the reference asset. Futures contracts may be bought and sold on U.S. and non-U.S. exchanges. Futures contracts in the U.S. are traded on exchanges and must be transacted through a futures commission merchant (“FCM”), which is a brokerage firm. Because futures contracts are exchange-traded and cleared through a clearinghouse that serves as a central counterparty, the primary credit risk on such contract is the creditworthiness of the Fund’s FCM. Futures contracts may also be entered into on certain exempt markets, including exempt boards of trade and electronic trading facilities, available to certain market participants. The purchase of a futures contract allows the Fund to increase or decrease its exposure to the underlying reference asset without having to buy or sell the actual asset. Futures contracts may be based on various securities, securities indexes, interest rates, foreign currencies and other financial instruments and indexes. The Fund may not invest more than 15% of its net assets in premiums and margins on options and futures.
A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. The Fund may engage in such futures transactions in an effort to hedge against market risks and to manage its cash position. This investment technique is designed primarily to hedge against anticipated future changes in market conditions which otherwise might adversely affect the value of securities which the Fund holds or intends to purchase. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek through the sale of futures contracts to offset a
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decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices than might later be available in the market when it affects anticipated purchases.
While certain futures contracts provide for the delivery of an underlying reference asset, actual delivery usually does not occur. Futures contracts can be terminated by entering into offsetting transactions. In addition, the Fund may invest in futures contracts that are contractually required to be “cash-settled,” rather than requiring the delivery of the reference asset.
Options. The Fund may sell (or “write”) put and call options on the securities that the Fund is authorized to buy or already holds in its portfolio. The Fund may also purchase put and call options. A call option gives the purchaser the right, but not the obligation, to buy, and the writer the obligation to sell, the underlying security at the agreed-upon exercise (or “strike”) price at certain times during the option period. A put option gives the purchaser the right, but not the obligation, to sell, and the writer the obligation to buy, the underlying security at the strike price at certain times during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. The Fund may not invest more than 15% of its net assets in premiums and margins on options and futures.
The Fund may sell put and call options as a means of hedging the price risk of securities in the Fund’s portfolio. When the Fund sells an option, if the underlying securities do not increase (in the case of a call option) or decrease (in the case of a put option) to a price level that would make the exercise of the option profitable to the holder of the option, the option will generally expire without being exercised and the Fund will realize as profit the premium paid for such option. When a call option of which the Fund is the writer is exercised, the option holder purchases the underlying security at the strike price and the Fund does not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.
Over-the-counter (“OTC”) options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market maker. This information is carefully monitored by the Adviser and verified in appropriate cases. All OTC derivative counterparties will be approved consistent with the Adviser’s policies and procedures. To the extent an OTC option is deemed to be illiquid, such OTC option would be subject to the Fund’s 15% limit on investments in securities which are illiquid or not readily marketable (see “Investment Restrictions”). It may be the Fund’s policy, in order to avoid the exercise of an option it has sold, to cancel its obligation under the option by entering into a closing purchase transaction, if available, unless it is determined to be in the Fund’s interest to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying securities. A closing purchase transaction consists of the Fund purchasing an option having the same terms as the option sold by the Fund, which effectively cancels the Fund’s position as a seller. The premium which the Fund will pay in executing a closing purchase transaction may be higher than the premium received when the option was sold, depending in large part upon the relative price of the underlying security at the time of each transaction. To the extent options sold by the Fund are exercised and the Fund either delivers portfolio securities to the holder of a call option or liquidates securities in its portfolio as a source of funds to purchase securities put to the Fund, the Fund’s portfolio turnover rate may increase, resulting in a possible increase in short-term capital gains and a possible decrease in long-term capital gains.
Purchasing and writing options involve certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over
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the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put) or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, the Fund may be unable to close out a position. If the Fund cannot affect a closing transaction, it will not be able to sell the underlying security while the previously written option remains outstanding, even if it might otherwise be advantageous to do so.
Options on Futures Contracts. The Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange or board of trade and enter into related closing transactions to attempt to gain additional protection against the effects of interest rate, currency or equity market fluctuations. There can be no assurance that such closing transactions will be available at all times. In return for the premium paid, such an option gives the purchaser the right to assume a position in a futures contract at specific times during the option period for a specified exercise price.
The Fund may purchase put options on futures contracts in lieu of, and for the same purpose as, the sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract.
The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contracts. The Fund may purchase call options on futures contracts in anticipation of a market advance when it is not fully invested.
The Fund may write a call option on a futures contract in order to hedge against a decline in the prices of the index or debt securities underlying the futures contracts. If the price of the futures contract at expiration is below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.
The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if market price declines, the Fund would pay more than the market price for the underlying securities or index units. The net cost to the Fund would be reduced, however, by the premium received on the sale of the put, less any transaction costs.
Risks of Futures and Related Options Investments. There are several risks associated with the use of futures contracts and options on futures contracts. While the Fund’s use of futures contracts and related options for hedging may protect the Fund against adverse movements in the general level of interest rates or securities prices, such transactions could also preclude the opportunity to benefit from favorable movement in the level of interest rates or securities prices. There can be no guarantee that the Adviser’s forecasts about market value, interest rates and other applicable factors will be correct or that there will be a correlation between price movements in the hedging vehicle and in the securities being hedged. The skills required to invest successfully in futures and options may differ from the skills required to manage other assets in the Fund’s portfolio. An incorrect forecast or imperfect correlation could result in a loss on both the hedged securities in the Fund and the hedging vehicle so that the Fund’s return might have been better had hedging not been attempted.
There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or option on a futures contract. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a
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particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed. The potential risk of loss to the Fund from a futures transaction is unlimited.
The Fund will enter into only those futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or are quoted on an automated quotation system. Foreign markets may offer advantages such as trading in indices that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike domestic commodity exchanges, foreign commodity exchanges are not regulated by the U.S. Commodity Futures Trading Commission (“CFTC”) and, as such, trading on foreign exchanges may be subject to greater risk than trading on domestic exchanges. In addition, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. Finally, any profits that the Fund might realize in trading in foreign markets could be eliminated by adverse changes in the exchange rate of the currency in which the transaction is denominated, or the Fund could incur losses as a result of changes in the exchange rate.
The Fund will incur brokerage fees in connection with its futures and options on futures transactions, and it will be required to deliver funds for the benefit of brokers as margin to guarantee performance of these contracts. In addition, while such contracts may be entered into to reduce certain risks, trading in these contracts entails certain other risks. Thus, while the Fund may benefit from the use of futures contracts and related options, unanticipated changes in interest rates may result in a poorer overall performance for the Fund than if it had not entered into any such contracts. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.
There is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of an FCM or a central counterparty with which the Fund has an open position in a futures contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of an FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers in certain circumstances. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer.
The regulation of futures, options on futures and other derivatives is a rapidly changing area of law. For more information, see “Risks of Potential Regulation of Swaps and Other Derivatives” below.
Foreign Currency Options. The Fund may purchase and write put and call options on foreign currencies and enter into related closing transactions to attempt to gain additional protection against adverse movements of currency exchange rates. A foreign currency option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy the underlying foreign currency from the writer of the option (in the case of a call option), or to sell the underlying foreign currency to the writer of the option (in the case of a put option), at a designated price during the term of the option. Foreign currency options are traded on U.S. and other exchanges as well as in the OTC market.
Risks of Foreign Currency Options. Foreign currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. OTC options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. Employing hedging strategies with options on currencies does not eliminate
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fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should change relative to the U.S. dollar. The Fund will not speculate in options on foreign currencies.
There is no assurance that a liquid secondary market will exist for any particular foreign currency option or at any particular time. In the event no liquid secondary market exists, it might not be possible to effect closing transactions, in particular options. If the Fund cannot close out an option which it holds, it would have to exercise its option in order to realize any profit and would incur transaction costs on the sale of underlying assets.
Forward Foreign Currency Exchange Contracts. The Fund may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific non-U.S. currency in exchange for another currency, which may be U.S. dollars at a future date, which may be three days or more from the date of the contract agreed upon by the parties, at an exchange rate (price) set at the time of the contract. These contracts are entered into in the interbank market conducted between currency traders (usually large commercial banks) and their customers. At the maturity of a forward foreign currency exchange contract, the Fund may either exchange the reference asset and fixed price specified in the contract or, prior to maturity, the Fund may enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward foreign currency exchange contracts are usually effected with the counterparty to the original contract. The Fund may also enter into forward foreign currency exchange contracts that do not provide for physical settlement of the reference asset but instead provide for settlement by a single cash payment (“non-deliverable forwards”). Under definitions adopted by the CFTC and SEC, non-deliverable forwards are considered swaps. Although non-deliverable forwards have historically been traded in the OTC market, as swaps they may in the future be required to be centrally cleared or subject to execution facility requirements. For more information on central clearing and trading of cleared swaps, see “Swap Agreements,” “Risks of Swap Agreements” and “Risks of Potential Regulation of Swaps and Other Derivatives” below.
Risks of Forward Foreign Currency Exchange Contracts. Forward foreign currency exchange contracts may be bought or sold to attempt to protect the Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase. The precise matching of the value of forward contracts and the value of the securities involved will not generally be possible since the future value of the securities in currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The successful use of these transactions will usually depend on the Adviser’s ability to accurately forecast currency exchange rate movements. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of the transaction, or it may realize losses. Projection of short-term currency exchange rate movements is extremely difficult, and the successful execution of a short-term hedging strategy is uncertain. There can be no assurance that new forward contracts or offsets will always be available to the Fund.
Investors should bear in mind that the Fund are not obligated to actively engage in hedging or other currency transactions. For example, the Fund may not have attempted to hedge its exposure to a particular foreign currency at a time when doing so might have avoided a loss.
Swap Agreements. The Fund may engage in swap transactions, including, but not limited to, interest rate swaps and options thereon, swaps on specific securities or security indexes, total return swaps, credit default swaps (“CDS”) and credit default index swaps (“CDX”). A swap agreement is an agreement between two parties (generally referred to as the counterparties) to exchange payments at specified dates calculated on a
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specific asset, interest rate, or index. The payments under a swap agreement are based on the specified dollar amount (generally referred to as the notional amount). Generally, swap agreements are structured so that the specified payments due from each counterparty with respect to a particular swap are netted, with net payment being made only to the counterparty entitled to receive such payment.
The purchaser of an option on an interest rate swap, also known as a “swaption,” upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the swaption as the counterparty.
The purchaser of a CDS has the right to recoup the economic value of a decline in the value of obligations of the reference issuer if a credit event (e.g., a downgrade or default) occurs with respect to such debt obligations. CDS are contracts on individual debt obligations, while CDX transactions are contracts on indexes of debt obligations. CDS and CDX may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. Certain CDS indices are subject to mandatory central clearing and execution requirements, which may reduce counterparty credit risk and increase liquidity compared to other credit default swaps or CDS index transactions; however, central clearing and execution requirements do not eliminate counterparty risk or illiquidity risk entirely.
A total return swap is an agreement between two parties under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying reference instrument taken place. For example, one party agrees to pay the other party the total return earned or realized on the notional amount of an underlying equity security and any dividends declared with respect to that equity security. In return the other party makes payments, typically at a floating rate, calculated based on the notional amount.
A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. During the term of an uncleared swap, the Fund is usually required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if the swap were terminated on the date in question, including any early termination payments. Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, changes in the market value of the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty may be required to pledge cash or other assets to cover its obligations to the Fund.
Applicable regulators have adopted margin requirements for uncleared swaps. The Funds have not typically provided initial margin in connection with uncleared swaps. The margin requirements will be implemented on a phased-in basis and currently require the Funds to make variation margin payments and may require the Funds to make initial margin payments. Margin requirements are intended to reduce counterparty credit risk but do not make derivatives transactions risk free. The requirements may impact the Funds’ ability to engage in uncleared swaps because margin for uncleared swaps is expected to be higher than margin for cleared swaps (discussed below).
As a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related regulatory developments, which imposed comprehensive regulatory requirements on swaps and swap market participants, certain standardized swaps are subject to mandatory central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading. In a cleared swap, the Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are transacted and submitted for clearing through each party’s FCM, which must be
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a member of the clearinghouse that serves as the central counterparty. Mandatory clearing and exchange-trading of swaps will occur on a phased-in basis based on CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of CDX and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, but exchange trading and central clearing do not eliminate these risks and may involve additional costs and risks not associated with uncleared swaps. For more information, see “Risks of Swap Agreements” and “Risks of Potential Regulation of Swaps and Other Derivatives” below.
When the Fund enters into a cleared swap, it must deliver to the central counterparty (via an FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by the Fund or may be received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying instrument, and/or dividends paid by the issuer of the underlying instrument. At the conclusion of the term of the swap agreement, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.
Risks of Swap Agreements. As is the case with most investments, swap agreements are subject to market risk, and there can be no guarantee that the Adviser will correctly forecast the future movements of interest rates, indexes or other economic factors. The use of swaps requires an understanding of investment techniques, risk analysis and tax treatment different than those of the Fund’s underlying portfolio investments. Swap agreements may be subject to liquidity risk, when a particular contract is difficult to purchase or sell at the most advantageous time. However, in recent years the swaps market has become increasingly liquid, and central clearing and the trading of cleared swaps on public facilities are intended to further increase liquidity. Nevertheless, certain swap agreements may be subject to the Fund’s limitations on illiquid securities.
Swap agreements are also subject to pricing risk which can result in significant fluctuations in value relative to historical prices. Significant fluctuations in value may mean that it is not possible to initiate or liquidate a swap position in time to avoid a loss or take advantage of a specific market opportunity. In addition, there may be disputes between the buyer and seller of a credit default swap agreement or within the swaps market as a whole as to whether a credit event has occurred or what the payment should be. Such disputes could result in litigation or other delays, and the outcome could be adverse for the buyer or seller.
Rules adopted under the Dodd-Frank Act require centralized reporting of detailed information about swaps, whether cleared or uncleared. This information is available to regulators and also, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data is intended to result in greater market transparency. This may be beneficial to the Fund should it use swaps in its trading strategies. However, public reporting imposes additional recordkeeping burdens on the Fund, and the safeguards established to protect anonymity are not yet tested and may not provide protection of trader identities as intended.
Uncleared swaps are typically executed bilaterally with a swap dealer rather than traded on exchanges. As a result, swap participants may not be as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Fund is subject to counterparty risk (i.e., the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency). The Fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency or bankruptcy by a swap counterparty. In such an event, the
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Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund’s rights as a creditor. If the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may cause the Fund and its counterparties to post higher margin.
As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be traded on an exchange and cleared through a central counterparty, which may affect counterparty risk and other risks faced by the Fund. Exchange trading and central clearing are designed to reduce counterparty credit risk and increase liquidity and transparency compared to bilateral swaps, but do not eliminate those risks completely and may increase expense. There is also a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM or the central counterparty with which the Fund has an open position. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers in certain circumstances. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.
With cleared swaps, the Fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Currently, depending on a number of factors, the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar uncleared swap.
The Fund is also subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the Fund may be required to break the trade and make an early termination payment to the executing broker.
Swaps that are subject to mandatory clearing are also required to be traded on a Swap Execution Facility (“SEF”), if any SEF makes the swap available to trade. A SEF is a trading platform where multiple market participants can execute swap transactions by accepting bids and offers made by multiple other participants on the platform. As noted above, transactions executed on a SEF may increase market transparency and liquidity but may require the Fund to incur increased expenses to access the same types of swaps that it has used in the past.
Certain payment obligations under many swaps may have been based on a floating rate based on the London Interbank Offered Rate (“LIBOR”). As discussed in more detail under “Legislation and Regulation Risks,” publication of all LIBOR settings has ceased. The industry is engaging in ongoing efforts to establish alternative reference interest rates that can be used to replace LIBOR in various contexts, including for swaps. However, it is not clear whether any particular alternative reference rate will attain market acceptance as a replacement for LIBOR. As a result, it is not possible to predict the full effect of these changes on swaps with payment obligations that were based on LIBOR. As such, the potential effect and ultimate outcome of any such event on the Fund that invests in such swaps cannot yet be determined.
Risks of Potential Regulation of Swaps and Other Derivatives. The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take
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extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.
It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which the Fund engage in derivative transactions, may limit or prevent the Fund from using or limit the Fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect the Fund’s ability to achieve its investment objective. Adviser will continue to monitor developments in the area, particularly to the extent regulatory changes affect the Fund’s ability to enter into desired swap agreements. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.
Exchange-Traded Notes. Exchange-Traded Notes or “ETNs” are a type of debt security that trade on exchanges and promise a return linked to a market index or other benchmark. ETNs are unsecured debt obligations of the issuer—typically a bank or another financial institution. They differ from traditional bonds in certain ways. For example, unlike traditional bonds, ETNs typically do not pay any interest payments to investors. Instead, the issuer promises to pay the holder of the ETN an amount determined by the performance of the underlying index or benchmark on the ETN’s maturity date (typically 10, 30 or in some cases even 40 years from issuance), minus any specified fees. The performance of an ETN over long periods can differ significantly from the performance of the underlying index or benchmark. Some ETNs are callable at the issuer’s discretion. In addition, unlike traditional bonds, ETNs trade on exchanges throughout the day at prices determined by the market, similar to stocks or exchange-traded funds. But unlike exchange-traded funds, ETNs do not buy or hold assets to replicate or approximate the performance of the underlying index. The secondary market price of an ETN may differ significantly from its indicative value as calculated by the issuer.
The issuer of an ETN may engage in trading activity that is at odds with the interests of investors who hold the ETNs.
ETNs carry various risks, including credit risk, market risk and liquidity risk. The absence of an active secondary market for ETNs could make it difficult to dispose of the ETNs. Although ETNs are traded on an exchange, an active trading market may not develop. The Fund could suffer a loss if the issuer defaults on an ETN.
Foreign Securities. Investing in the securities of issuers in any foreign country, including American Depositary Receipts (“ADRs”), involves special risks and considerations not typically associated with investing in securities of U.S. issuers. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. These special risks include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); political instability which could affect U.S. investments in foreign countries; and diplomatic developments (including regional and global conflict) imposed by other countries or government entities. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than
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the U.S. dollar. The Fund’s objective may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Pursuant to regulatory changes effective in May 2024, many U.S., Canadian, and Mexican securities transitioned to a “T+1” (trade date plus one day) settlement cycle, while securities trading in most other markets typically have longer settlement cycles. As a result, there can be potential operational, settlement and other risks for the Fund associated with differences in settlement cycles between markets.  In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. For instance, if one or more countries leave the European Union (“EU”) or the EU dissolves, the world’s securities markets likely will be significantly disrupted.
A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund’s holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund’s NAV and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the United States, and other economic and financial conditions affecting the world economy. Although the Fund may engage in forward foreign currency transactions and foreign currency options to protect its portfolio against fluctuations in currency exchange rates in relation to the U.S. dollar, there is no assurance that these techniques will be successful.
Although the Fund values its assets daily in terms of U.S. dollars, the Fund does not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.
Forward Commitments and When-Issued Securities. The Fund may purchase when-issued securities and enter into agreements to purchase securities for a fixed price for settlement and delivery at a future date beyond the customary settlement time, and the transaction will be deemed not to involve a senior security, if (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). The Fund may otherwise engage in such transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the derivatives rule described in the “Legislation and Regulation Risks” section below. Purchasing forward commitments and securities on a when-issued basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund’s other assets. No income accrues on securities purchased on a when-issued basis prior to the time delivery of the securities is made. Investing in when-issued securities has the effect of (but is not the same as) leveraging the Fund’s assets. Although the Fund would generally purchase securities on a when-issued basis or enter into forward commitments with the intention of actually acquiring securities, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Adviser deems it appropriate to do so. The Fund may realize short-term profits or losses upon such sales. Obligations purchased on a when-issued basis or held in the Fund’s portfolios are subject to changes in market value based not only upon the public’s perception of the creditworthiness of the issuer but also upon changes in the level of interest rates. In the absence of a change in credit characteristics, which, of course, will cause changes in value, the value of portfolio
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investments can be expected to decline in periods of rising interest rates and to increase in periods of declining interest rates.
When payment is made for when-issued securities, the Fund will meet its obligations from its then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would normally not expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund’s obligation). Sale of securities to meet these obligations would involve a greater potential for the realization of capital gains.
“To Be Announced” contracts or “TBA contracts” are forward contracts for the future purchase of “to be announced” debt obligations of the three U.S. government-sponsored agencies that issue or guarantee mortgage-backed securities. These bilateral contracts have two distinguishing features. First, the mortgage-backed securities to be bought or sold are not specified when the parties enter into the agreement. The parties agree on six general parameters of the debt obligations to be transferred: date, issuing agency, interest rate, maturity date, total face amount of the obligation and price. Then, immediately prior to the time of performance, the seller will specify how many and which securities will be used to satisfy the contract. Second, these contracts contemplate delayed delivery.
Forward contracts, including TBA contracts, and delayed-delivery transactions are subject to the risk that a counterparty may become bankrupt or otherwise fail to perform its obligations due to financial difficulties, including making payments to the Fund. The Fund may obtain no or only limited recovery in a bankruptcy or other organizational proceedings, and any recovery may be significantly delayed. In addition, certain rules of the Financial Industry Regulation Authority (“FINRA”) include mandatory margin requirements that will require the Fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and add operational complexity.
High Yield Securities. High yield fixed income securities (i.e., securities rated BB+ or below by S&P, Ba1 or below by Moody’s or comparable rated and unrated securities (also known as junk bonds)) typically are subject to greater market fluctuations and to greater risk of loss of income and principal, due to default by the issuer, than are higher-rated fixed income securities. Lower-rated fixed income securities’ values tend to reflect short term corporate, economic and market developments and investor perceptions of the issuer’s credit quality to a greater extent than lower yielding higher-rated fixed income securities’ values. In addition, it may be more difficult to dispose of, or to determine the value of, high yield fixed income securities. There are fewer investors in lower-rated securities, and it may be harder to buy and sell securities at an optimum time. Fixed income securities rated BB or Ba or lower are described by the ratings agencies as having speculative characteristics.
Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of high yield securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on the Adviser’s credit analysis, as applicable, than would be the case with investments in investment-grade debt obligations.
The risk of loss from default for the holders of high yield securities is significantly greater than is the case for holders of other debt securities because such high yield securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by the Fund in already defaulted securities poses an additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the Fund of its initial investment and any anticipated income or appreciation is uncertain. In addition, the Fund may incur
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additional expenses to the extent that they are required to seek recovery relating to the default in the payment of principal or interest on such securities or otherwise protect their interests. The Fund may be required to liquidate other portfolio securities to satisfy annual distribution obligations of the Fund in respect of accrued interest income on securities which are subsequently written off, even though the Fund has not received any cash payments of such interest.
Illiquid and Restricted Securities. The Fund may invest up to 15% of its net assets in illiquid investments, defined as investments that it cannot sell or dispose of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable-amount master demand notes that cannot be called within seven days, certain insurance funding agreements, certain unlisted OTC options and other securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to the Fund. The continued viability of a market is dependent upon the willingness of market participants to purchase such securities. Securities that are liquid may become illiquid.
Restricted securities are subject to legal restrictions on resale. The Fund may also, when consistent with its investment objective and policies, purchase commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act and domestically traded securities that are not registered under the 1933 Act but can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act (“Rule 144A Securities”). The practice of investing in Rule 144A Securities could increase the level of the Fund’s illiquidity during any period that qualified buyers become uninterested in purchasing these securities.
Rule 144A is a nonexclusive safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. Rule 144A provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. Rule 144A was expected to further enhance the liquidity of the secondary market for securities eligible for resale.
The SEC defines “liquidity risk” as the risk that the Fund may not be able to meet redemption requests without significantly diluting the interests of remaining shareholders. Liquidity risk exists when particular investments are or become difficult to purchase or sell at the price at which the Fund has valued the security, whether because of current market conditions, the financial condition of the issuer, or the specific type of investment. If the market for a particular security becomes illiquid (for example, due to changes in the issuer’s financial condition), the Fund may be unable to sell such security at an advantageous time or price due to the difficulty in selling such securities. Additionally, the market for certain equity or debt securities may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer.
Inflation/Deflation Risk. The Fund may be subject to inflation and deflation risk. Inflation risk is the risk that the present value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets can decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s assets.
Investment Companies. The Fund may purchase securities issued by other investment companies. Each Fund will limit its investments in accordance with restrictions imposed by the 1940 Act so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by any of the
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Funds; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Funds. These limitations do not apply to investments in securities of companies that are excluded from the definition of an investment company under the 1940 Act. These restrictions do not apply to investments by the Funds in investment companies that are money market mutual funds to the extent that those investments are made in accordance with applicable exemptive rules or other authority.
In accordance with Section 12(d)(1)(F) of the 1940 Act, the Fund may invest in underlying funds in excess of the 5% and 10% limits described above as long as the Fund (and all of is affiliated persons, including the Adviser) does not acquire more than 3% of the total outstanding stock of such underlying fund. If the Fund seeks to redeem shares of an underlying fund purchased in reliance on Section 12(d)(1)(F), the underlying fund is not obligated to redeem an amount exceeding 1% of the underlying fund’s outstanding shares during a period of less than 30 days.
In addition, Rule 12d1-4 under the 1940 Act allows a fund to acquire shares of an underlying fund in excess of the limits described above. Fund of funds arrangements relying on Rule 12d1-4 are subject to several conditions, certain of which are specific to a fund’s position in the arrangement (i.e., as an acquiring or acquired fund). Notable conditions include those relating to: (i) control and voting that prohibit an acquiring fund, its investment adviser (or a sub-adviser) and their respective affiliates from beneficially owning more than 25% of the outstanding voting securities of an unaffiliated acquired fund; (ii) certain required findings relating to complexity, fees and undue influence (among other things); (iii) fund of funds investment agreements; and (iv) general limitations on an acquired fund’s investments in other investment companies and private funds to no more than 10% of the acquired fund’s assets, except in certain circumstances. To the extent the Fund is an acquired fund in reliance on Rule 12d1-4, the limitations placed on acquired funds under Rule 12d1-4 may limit or restrict the Fund’s ability to acquire certain investments.
As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of that company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which the Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Funds and, therefore, will be borne indirectly by shareholders.
The Fund’s investments in investment companies may include various exchange-traded funds (“ETFs”), subject to the Fund’s investment objective, policies, and strategies as described in the Prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector.
ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.
In addition, investments in ETFs involve the risk that the market prices of ETF shares will fluctuate, sometimes rapidly and materially, in response to changes in the ETF’s NAV, the value of ETF holdings, and supply and demand for ETF shares. Although the creation/redemption feature of ETFs generally makes it more likely that ETF shares will trade close to NAV, market volatility, lack of an active trading market for ETF shares, disruptions at market participants (such as Authorized Participants or market makers) and any
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disruptions in the ordinary functioning of the creation/redemption process may result in ETF shares trading significantly above (at a “premium”) or below (at a “discount”) NAV. Significant losses may result when transacting in ETF shares in these and other circumstances. Neither the Adviser nor the Trust can predict whether ETF shares will trade above, below or at NAV. An ETF’s investment results are based on the ETF’s daily NAV. Investors transacting in ETF shares in the secondary market, where market prices may differ from NAV, may experience investment results that differ from results based on the ETF’s daily NAV.
Investment Grade Securities. The Fund may invest in investment grade securities. Investment grade rated securities are assigned credit ratings by ratings agencies on the basis of the creditworthiness or risk of default of a bond issue. Rating agencies review, from time to time, such assigned ratings of the securities and may subsequently downgrade the rating if economic circumstances impact the relevant bond issues.
Legislation and Regulation Risks. Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. Actions by governmental entities may also impact certain instruments in which the Fund invests.
For example, certain instruments in which the Fund may invest have relied in some fashion upon LIBOR. LIBOR collectively refers to several interbank reference rates that function as a reference rate or benchmark for many investments, securities and transactions. As a result of benchmark reforms, publication of all LIBOR settings has ceased. Public and private sector actors have worked to establish alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR which may affect the value, volatility, liquidity or return on certain of the Fund’s loans, notes, derivatives and other instruments or investments comprising some or all of the Fund’s investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on factors that include: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. For example, certain of the Fund’s investments may have involved individual contracts that had no existing fallback provision or language that contemplates the discontinuation of LIBOR, and in connection with the transition away from LIBOR, those investments could experience increased volatility or reduced liquidity as a result of the transition process. In addition, interest rate provisions included in such contracts may need to be renegotiated in contemplation of the transition away from LIBOR. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund. However, it is not possible to predict the full effect of these changes on the Fund’s investments and, as such, the potential effect and ultimate outcome of any such event on the Fund cannot yet be determined.
Rule 18f-4 under the 1940 Act regulates the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies and replaces guidance of the SEC and its staff regarding asset segregation and cover transactions previously applicable to the Fund’s derivatives and other transactions. The Fund’s trading of derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) is now subject to a value-at-risk (“VaR”) leverage limit and certain derivatives risk management program and reporting requirements. Generally, these requirements apply unless the Fund qualifies as a “limited derivatives user,” as defined in the Rule 18f-4. Under Rule 18f-4, when the Fund trades reverse repurchase agreements or similar
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financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether the Fund is a limited derivatives user, but for funds subject to the VaR testing, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with the rule regarding use of securities lending collateral that may limit the Fund’s securities lending activities. In addition, the Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security, provided that (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). The Fund may otherwise engage in such transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Furthermore, under the rule, the Fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. These requirements may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.
Governmental and quasi-governmental authorities throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. For example, in response to the outbreak of COVID-19, a novel coronavirus disease, the U.S. Government passed the Coronavirus Aid, Relief and Economic Security Act (CARES Act) in March 2020, which established loan programs for certain issuers impacted by COVID-19. Among other conditions, borrowers under these loan programs are generally restricted from paying dividends. The adoption of any future legislation could further limit or restrict the ability of issuers to pay dividends. There can be no guarantee that the CARES Act or other economic stimulus bills (within the United States or other affected countries throughout the world) will be sufficient or will have their intended effect. More recently, in response to rising global inflation, the Federal Reserve raised interest rates. To the extent the Federal Reserve continues to change interest rates, the Fund may be subject to heightened levels of interest rate risk. Changes in inflation rates may also adversely affect market and economic conditions as well as an investment in the Fund. Government efforts to support the economy and financial markets may increase the risk that asset prices have a higher degree of correlation than historically seen across markets and asset classes. Furthermore, there is no guarantee that actions taken by the Federal Reserve and other governmental bodies to reduce inflation will be effective. In addition, an unexpected or quick reversal of such policies could increase volatility in securities markets, which could adversely affect the Fund’s investments.
Regulation as a Bank Holding Company. The Adviser is a subsidiary of the Royal Bank of Canada, certain subsidiaries of which may be Bank Holding Companies (a “BHC”) under the U.S. Bank Holding Company Act of 1956, as amended (the “BHCA”). The activities of BHCs and their affiliates are subject to certain restrictions imposed by the BHCA and related regulations. As an affiliate of the Royal Bank of Canada, the Adviser is subject to these restrictions. Under certain circumstances, the Adviser may be deemed to “control” a Fund within the meaning of the BHCA and therefore certain of these restrictions could apply to the Fund as well. These restrictions may materially adversely affect the Fund, among other ways, by imposing restrictions on certain of the Fund’s investments; restricting the ability of the Adviser, or its affiliates to invest in the Fund; or affecting the ability of the Adviser to pursue certain strategies within the Fund’s investment program. Under certain circumstances, the Fund may be limited in the amount it may invest in portfolio companies to
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five percent of the portfolio’s company’s voting securities. In addition, if the Adviser or an affiliate provides seed capital to the Fund and the Fund cannot gain sufficient outside investment after of its initial seeding period, then the Fund may be forced to cease investment operations.
Loan Assignments and Participations. The Fund may invest in fixed and floating rate loans from one or more financial institutions (“lender(s)”) to a borrower (“borrower”) by way of: (i) assignment/transfer of; or (ii) participation in the whole or part of the loan amount outstanding. In both instances, assignments or participations of such loans must be capable of being freely traded and transferred between investors in the loans. Participations typically will result in the Fund having a contractual relationship only with a lender as grantor of the participation but not with the borrower. The Fund acquires a participation interest only if the lender(s) positioned between the Fund and the borrower is determined by the Adviser to be creditworthy. When purchasing loan participations, the Fund assumes the economic risk associated with the corporate borrower and the credit risk associated with an interposed bank or other financial intermediary. Loan assignments typically involve a transfer of debt from a lender to a third party. When purchasing loan assignments, the Fund assumes the credit risk associated with the corporate borrower only.
Such loans may be secured or unsecured. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation. In addition, investments in loans through a direct assignment include the risk that if a loan is terminated, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.
Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates.
A loan is often administered by an agent bank acting as agent for all holders. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.
The loan participations or assignments in which the Fund invests may not be rated by any internationally recognized rating service.
The Fund may incur certain costs and delays in realizing payment on a loan assignment or suffer a loss of principal and/or interest if assets or interests held by the agent bank or other financial intermediary are determined to be subject to the claims of the agent bank’s or other financial intermediary’s creditors. In addition, it is unclear whether loan assignments and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. Also, if the Fund invests in publicly traded securities the Adviser may not have access to material non-public information to which other investors have access.
Although certain loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing the value on such collateral or have its interest subordinated to other indebtedness. Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments that were liquid, when purchased, may become illiquid and they may be difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, the Fund may not receive the proceeds from a sale of such investments for a period after the sale.
Market Risk. One or more markets in which the Fund invests may go down in value, sometimes sharply and unpredictably, and the value of the Fund’s portfolio securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international
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political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by the Fund. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses.
In addition, global economies and financial markets are becoming increasingly interconnected, and political, economic and other conditions and events (including natural disasters, pandemics, epidemics, and social unrest) in one country, region, or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, the occurrence of, among other events, natural or man-made disasters, severe weather or geological events, fires, floods, earthquakes, outbreaks of disease (such as COVID-19, avian influenza or H1N1/09), epidemics, pandemics, malicious acts, cyber-attacks, terrorist acts or the occurrence of climate change, may also adversely impact the performance of the Fund. Such events may result in, among other things, closing borders, exchange closures, health screenings, healthcare service delays, quarantines, cancellations, supply chain disruptions, lower consumer demand, market volatility, inflation/deflation and general uncertainty. Such events could adversely impact issuers, markets and economies over the short-and long-term, including in ways that cannot necessarily be foreseen. The Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. Moreover, such negative political and economic conditions and events could disrupt the processes necessary for the Fund’s operations.
International trade tensions may arise from time to time which could result in trade tariffs, export controls, embargoes or other restrictions or limitations on trade. The imposition of any actions on trade could trigger a significant reduction in international trade, an oversupply of certain manufactured goods, substantial price reductions of goods, possible failure of individual companies or industries, slower economic growth or recession, inflation, significant currency fluctuations, increased unemployment or market volatility, any of which could have a negative impact on a Fund’s performance. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to retaliatory actions by other countries and an escalation of trade barriers, and could heighten the aforementioned risks to a Fund.
U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Funds and issuers in which they invest. For example, if a bank in which a Fund or issuer has an account fails, any cash or other assets in bank accounts may be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer fails, the issuer could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms. Even if banks used by issuers in which the Funds invest remain solvent, continued volatility in the banking sector could cause or intensify an economic recession, increase the costs of banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Funds and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Funds and issuers in which they invest.
Russia’s military invasion of Ukraine in February 2022, responses by the United States and other countries to the invasion and the potential for wider conflict have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals that, among other restrictions, prohibit companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These and potential similar future sanctions may limit the potential universe of securities in which the Fund may invest and may require the Fund to freeze or divest its existing investments in a
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company that becomes subject to such restrictions. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. The extent and duration of Russia’s military actions and the repercussions of such actions, including any retaliatory actions or countermeasures that may be taken by Russia or others subject to sanctions (such as cyberattacks on other governments, corporations or individuals) are unpredictable, but could result in significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These events could negatively affect the Fund’s performance. Additionally, Russia recently took actions that impact the custody of securities of Russian issuers and may be detrimental to a Fund's ability to locate and recover such securities. Russia may continue to take similar actions in the future.
Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, including market volatility and reduced liquidity, and may adversely affect the Fund’s yield, income and performance.
Interest rates and bond yields in the United States and many other countries were, until recently, at or near historic lows, and in some cases, such rates and yields were negative. During periods of low interest rates, the Fund’s susceptibility to interest rate risk (i.e., the risks associated with changes in interest rates) may be magnified, its yield and income may be diminished, and its performance may be adversely affected (e.g., during periods of low interest rates, the Fund may be unable to maintain positive returns). Investments in certain debt securities will be especially subject to the risk that, during certain periods, the liquidity of markets for securities of particular issuers or industries, or all securities within a particular investment category, may be negatively impacted or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.
Mortgage-Related Securities. Mortgage-related securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property and include pass-through securities and Collateralized Mortgage Obligations (“CMOs”). These securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, or private issuers, including commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers. Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (such as securities guaranteed by Government National Mortgage Association (“Ginnie Mae”)) or guaranteed by agencies or instrumentalities of the U.S. Government (such as securities guaranteed by the Federal National Mortgage Association (“Fannie Mae”) or Federal Home Loan Mortgage Corporation (“Freddie Mac”), which are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.
No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. Mortgage pass-through securities issued by private issuers may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit issued by governmental entities, private insurers or the mortgage poolers.
Mortgage pass-through securities are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are made monthly, in effect “passing through” monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment
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features may not increase as much as other fixed-income securities. In recognition of this prepayment risk to investors, the Public Securities Association (the “PSA”) has standardized the method of measuring the rate of mortgage loan principal prepayments. The PSA formula, the Constant Prepayment Rate (the “CPR”), or other similar models that are standard in the industry will be used by the Fund in calculating maturity for purposes of its investment in mortgage-related securities. Upward trends in interest rates tend to lengthen the average life of mortgage-related securities and also cause the value of outstanding securities to drop. Thus, during periods of rising interest rates, the value of these securities held by the Fund would tend to drop and the portfolio-weighted average life of such securities held by the Fund may tend to lengthen due to this effect. Longer-term securities tend to experience more price volatility. Under these circumstances, the Fund may, but is not required to, sell securities in part in order to maintain an appropriate portfolio-weighted average life.
The Fund may also invest in investment grade CMOs which are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding longer maturity classes receive principal only after the first class has been retired. CMOs may be issued by government and non-governmental entities. Some CMOs are debt obligations of Freddie Mac issued in multiple classes with different maturity dates secured by the pledge of a pool of conventional mortgages purchased by Freddie Mac. Other types of CMOs are issued by corporate issuers in several series, with the proceeds used to purchase mortgages or mortgage pass-through certificates. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. To the extent a particular CMO is issued by an investment company, the Fund’s ability to invest in such CMOs will be limited. See “Investment Restrictions.”
Assumptions generally accepted by the industry concerning the probability of early payment may be used in the calculation of maturities for debt securities that contain put or call provisions, sometimes resulting in a calculated maturity different from the stated maturity of the security.
It is anticipated that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above.
Municipal Obligations. Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia and Puerto Rico). These obligations are generally classified as either “general obligation” or “revenue” bonds.
General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the repayment of interest and principal. Revenue bonds are payable solely from the revenues generated from the operations of the facility or facilities being financed or from other non-tax sources. These bonds are often secured by debt service revenue funds, rent subsidies and/or mortgage collateral to finance the construction of housing, highways, bridges, tunnels, hospitals, university and college buildings, port and airport facilities, and electric, water, gas and sewer systems. Industrial development revenue bonds and pollution control revenue bonds are usually issued by local government bodies or their authorities to provide funding for commercial or industrial facilities, privately operated housing, sports facilities, health care facilities, convention and trade show facilities, port facilities and facilities for controlling or eliminating air and water pollution. Payment of principal and interest on these bonds is not secured by the taxing power of the governmental body. Rather, payment is dependent solely upon the ability of the users of the facilities financed by the bonds to meet their financial obligations and the pledge, if any, of real and personal property financed as security for payment.
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Bond anticipation notes are issued in anticipation of a later issuance of bonds and are usually payable from the proceeds of the sale of the bonds anticipated or of renewal notes. Construction loan notes, issued to provide construction financing for specific projects, are often redeemed after the projects are completed and accepted with funds obtained from the Federal Housing Administration under Fannie Mae or Ginnie Mae. Revenue anticipation notes are issued by governmental entities in anticipation of revenues to be received later in the current fiscal year. Tax anticipation notes are issued by state and local governments in anticipation of collection of taxes to finance the current operations of these governments. These notes are generally repayable only from tax collections and often only from the proceeds of the specific tax levy whose collection they anticipate.
Municipal bonds are usually issued to obtain funds for various public purposes, to refund outstanding obligations, to meet general operating expenses or to obtain funds to lend to other public institutions and facilities. They are generally classified as either “general obligation” or “revenue” bonds and frequently have maturities in excess of 397 days at the time of issuance, although a number of these issues now have variable or floating interest rates and demand features that may permit the Fund to treat them as having maturities of less than 397 days. There are many variations in the terms of, and the underlying security for, the various types of municipal bonds. General obligation bonds are issued by states, counties, regional districts, cities, towns and school districts for a variety of purposes including mass transportation, highway, bridge, school, road, and water and sewer system construction, repair or improvement. Payment of these bonds is secured by a pledge of the issuer’s full faith and credit and taxing (usually property tax) power.
The Fund that invests in municipal bonds may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of municipal bonds to pay interest or repay principal. In addition, the ability of an issuer to make payments or repay interest may be affected by litigation or bankruptcy. In the event of bankruptcy of such an issuer, the Fund investing in the issuer’s securities could experience delays in collecting principal and interest, and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may, in some instances, take possession of, and manage, the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt.
Revenue bonds are payable solely from the revenues generated from the operations of the facility or facilities being financed or from other non-tax sources. These bonds may be used to finance the construction of housing, highways, bridges, tunnels, hospitals, university and college buildings, port and airport facilities, and electric, water, gas and sewer systems. Industrial development revenue bonds and pollution control revenue bonds are usually issued by local government bodies or their authorities to provide funding for commercial or industrial facilities, privately operated housing, sports facilities, health care facilities, convention and trade show facilities, port facilities and facilities for controlling or eliminating air and water pollution. Payment of principal and interest on these bonds is not secured by the taxing power of the governmental body. Rather, payment is dependent solely upon the ability of the users of the facilities financed by the bonds to meet their financial obligations and the pledge, if any, of real and personal property financed as security for payment.
The interest on these obligations is generally exempt from federal income tax. Although the interest on most municipal bonds is exempt from federal income taxes, some are not eligible for this exemption. These are known as taxable municipal securities. These bonds are issued for certain purposes which do not qualify for tax-exempt treatment, and their designation as taxable municipal securities is determined at the time of issuance. They may be either general obligation or revenue bonds.
The identification of the issuer of a tax-exempt security for purposes of the 1940 Act depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision would be deemed to be the sole
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issuer. Similarly, in the case of an industrial development bond, if that bond is backed by the assets and revenues of the non-governmental user, then the non-governmental user would be deemed to be the sole issuer. Generally, the District of Columbia, each state, each of its political subdivisions, agencies, instrumentalities and authorities, and each multi-state agency of which a state is a member, is a separate “issuer” as that term is used in the Prospectus and this SAI, and the non-governmental user of facilities financed by industrial development or pollution control revenue bonds is also considered to be an issuer.
Legislation to restrict or eliminate the federal income tax exemption for interest on certain municipal obligations that may be purchased by the Fund may be introduced in the future by Congress or by state legislatures. If enacted, any such legislation could adversely affect the availability of municipal obligations for the Fund’s portfolio. Upon the effectiveness of any legislation that materially affects the Fund’s ability to achieve its investment objectives, the Board of Trustees will reevaluate the Fund’s investment objectives and policies.
Private Placement Securities. Fund investments may include private placement debt securities. The Fund may often be the sole buyer of such securities designed for purchase by the Fund. There is no limit as to the percentage of the Fund’s portfolio that may be invested in such securities; however, the securities purchased by the Fund may be, by definition, illiquid investments for which there is currently no secondary market. The Fund may not invest more than 15% of its net assets in illiquid securities. When making portfolio purchases, the Fund may pay a premium for the community benefits embedded in each transaction. When making sales of portfolio investments, the Fund will seek to obtain a premium from the purchaser; however, there can be no assurances as to the exact amount of premium that will be received, if any.
Qualified Financial Contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. Beginning in 2019, regulations adopted by prudential regulators will require that certain qualified financial contracts entered into with certain counterparties that are part of a U.S. or foreign banking organization designated as a global-systemically important banking organization to include contractual provisions that delay or restrict the rights of counterparties, such as the Fund, to exercise certain close-out, cross-default and similar rights under certain conditions. Qualified financial contracts are subject to a stay for a specified time period during which counterparties, such as the Fund, will be prevented from closing out a qualified financial contract if the counterparty is subject to resolution proceedings and prohibit the Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. Implementation of these requirements may increase credit and other risks to the Fund.
Real Estate Investment Trusts. The Fund may invest in equity or debt real estate investment trusts (“REITs”). Equity REITs are trusts that sell shares to investors and use the proceeds to invest in real estate or interests in real estate. Debt REITs invest in obligations secured by mortgages on real property or interest in real property. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income. Also, REITs may not be diversified. A REIT may fail to qualify for pass-through tax treatment of its income under the Code and may also fail to maintain its exemption from registration under the 1940 Act. Also, REITs (particularly equity REITs) may be dependent upon management skill and face risks of failing to obtain adequate financing on favorable terms.
Repurchase Agreements. The Fund may invest in securities subject to repurchase agreements with certain U.S. banks or broker-dealers. Such agreements may be considered to be loans by the Fund for the purpose of the 1940 Act. A repurchase agreement is a transaction in which the seller of a security or instrument commits itself at the time of the sale to repurchase that security or instrument from the buyer at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security or instrument subject to repurchase. The
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agreed-upon rate is unrelated to the interest rate on that security or instrument. These agreements permit the Fund to earn income for periods as short as overnight. For purposes of the 1940 Act, repurchase agreements may be considered to be loans by the purchaser collateralized by the underlying securities or instruments. These agreements will be fully collateralized at all times and the collateral will be marked-to-market daily. The Fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the Adviser, present minimal credit risks in accordance with guidelines adopted by the Board of Trustees. The Adviser will monitor the value of the underlying security or instrument at the time the transaction is entered into and at all times during the term of the repurchase agreement to insure that the value of the security always equals or exceeds the repurchase price.
In the event of default by the seller under the repurchase agreement, the Fund may have problems in exercising its rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities or instruments. The Fund will not invest in repurchase agreements maturing in more than seven days if such investments, together with the Fund’s other illiquid investments, would exceed 15% of the Fund’s net assets.
In December 2023, the SEC adopted rule amendments providing that any covered clearing agency (“CCA”) for U.S. Treasury securities require its direct participants (which generally would be a bank or broker-dealer) to submit for clearance and settlement all eligible secondary market transactions in U.S. Treasury securities to which the direct participant is a counterparty. The clearing mandate includes in its scope all repurchase or reverse repurchase agreements of such direct participants collateralized by U.S. Treasury securities (collectively, “Treasury repo transactions”) of a type accepted for clearing by a registered CCA, including both bilateral Treasury repo transactions and triparty Treasury repo transactions where a bank agent provides custody, collateral management and settlement services.
The Treasury repo transactions of registered funds with any direct participants of a CCA will be subject to the mandatory clearing requirement. Currently, the Fixed Income Clearing Corporation (“FICC”) is the only CCA for U.S. Treasury securities.
Market participants, absent an exemption, will be required to clear Treasury repo transactions under the rule as of June 30, 2026. The clearing mandate is expected to result in a Fund being required to clear all or substantially all of its Treasury repo transactions as of the compliance date, and the Fund may incur costs in connection with entering into new agreements (or amending existing agreements) with direct participants of a CCA and potentially other market participants and taking other actions to comply with the new requirements. In addition, upon the compliance date taking effect, the costs and benefits of entering into Treasury repo transactions to a Fund may be impacted as compared to Treasury repo transactions a Fund may enter prior to the compliance date. The Adviser will monitor developments in the Treasury repo transactions market as the implementation period progresses.
Reverse Repurchase Agreements.
The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security to another party, such as a bank or a broker-dealer, in exchange for cash, and agrees to repurchase the security at an agreed-upon time and price. Reverse repurchase agreements involve the possible risk that the value of portfolio securities the Fund relinquishes may decline below the price the Fund must pay when the transaction closes. All reverse repurchase agreement counterparties will be approved consistent with the Adviser’s policies and procedures, as applicable and may be utilized for short-term borrowing or temporary redemption purposes and may be utilized for short-term borrowing or temporary redemption purposes. Engaging in reverse repurchase transactions may increase fluctuations in the market value of the Fund’s assets or yield. These transactions may be treated as borrowing by the Fund and may be deemed to create leverage, in that the Fund may reinvest the cash it receives in additional securities. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of the
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Fund’s outstanding shares. In addition, reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund).
Sovereign Bonds. The Fund may invest in debt obligations issued or guaranteed by governments or their agencies (sovereign bonds). The governmental entity that controls the repayment of sovereign bonds may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearage on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debt on a timely basis. Consequently, governmental entities may default on their sovereign bonds.
Holders of sovereign bonds may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign bonds, on which a governmental entity has defaulted, may be collected in whole or in part.
Subordinated Debts. The Fund may invest in subordinated debt. Subordinated debt is debt which, in the case of insolvency of the issuer, ranks after other debts in relation to repayment. Because subordinated debt is repayable after senior debts have been re-paid the chance of receiving any repayment on insolvency are reduced and therefore subordinated debt represents a greater risk to the investor.
Temporary Defensive Positions. In an attempt to respond to adverse market, economic, political or other conditions, the Fund may temporarily invest without limit in a variety of short-term instruments. These instruments may include U.S. Government securities; certificates of deposit, bankers’ acceptances and other short-term debt obligations of banks with total assets of at least $1 billion; debt obligations of corporations, corporate debt instruments; variable rate demand notes, commercial paper; and repurchase agreements with respect to securities in which the Fund is authorized to invest. These instruments may have speculative characteristics. The Fund may also, to a limited extent and consistent with its objective, invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.
During such periods when the Fund is not investing according to their principal investment strategies, it is possible the Fund may not achieve their investment objectives.
U.S. Government Securities. U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“Government Obligations”). Government Obligations are backed in a variety of ways by the U.S. Government or its agencies or instrumentalities. The Government Obligations in which the Fund may invest include:
•  Direct obligations of the U.S. Treasury, such as U.S. Treasury bills, which have a maturity of up to one year, and notes and bonds, which have longer maturities;
•  Notes, bonds and discount notes issued and guaranteed by U.S. Government agencies and instrumentalities supported by the full faith and credit of the United States, such as mortgage-backed certificates issued by Ginnie Mae;
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•  Notes, bonds and discount notes of U.S. Government agencies or instrumentalities which are able to borrow from the U.S. Treasury, subject to certain limits, such as obligations of the Federal Home Loan Bank;
•  Notes, bonds and discount notes of other U.S. Government instrumentalities backed by the credit of the agency or instrumentality issuing the obligation, and in certain circumstances, also supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and
•  Other obligations backed only by the credit of the agency or instrumentality issuing the obligation, such as obligations of the Federal Farm Credit Banks. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.
In none of these cases, however, does the U.S. Government guarantee the value or yield of the Government Obligations themselves or the NAV of any Fund’s shares.
On September 6, 2008, Fannie Mae and Freddie Mac were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”) to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae and Freddie Mac’s assets and property and putting Fannie Mae and Freddie Mac in a sound and solvent condition. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced.
On September 7, 2008, the U.S. Treasury announced steps taken by it in connection with the conservatorship. Among other things, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement (“SPA”) with each of Fannie Mae and Freddie Mac pursuant to which the U.S. Treasury has become the holder of a new class of senior preferred stock of each of Fannie Mae and Freddie Mac to maintain a positive net worth in each enterprise. The conditions attached to entering into the SPAs place significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae must obtain the consent of the U.S. Treasury to, among other things, (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. Under a letter agreement entered into in January 2021, each enterprise is permitted to retain earnings and raise private capital to enable them to meet the minimum capital requirements under the FHFA’s Enterprise Regulatory Capital Framework (“ERCF”). The letter agreement also permits each enterprise to develop a plan to exit conservatorship but may not do so until litigation involving the conservatorships is resolved and each enterprise has the minimum capital required by FHFA’s rules. In addition, significant restrictions are placed on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of mortgages and mortgage-backed securities, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator, the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities as a result of the senior preferred stock investment made by the U.S. Treasury, market responses to developments at Freddie Mac and Fannie Mae, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by Freddie Mac and Fannie Mae, including any such mortgage-backed securities held by a fund.
Under amendments to the ERCF, Fannie Mae and Freddie Mac have published capital disclosures which provide additional information about their capital position and capital requirements on a quarterly basis since the first quarter of 2023 and delivered their first capital plans to FHFA in May 2023. The FHFA finalized amendments to certain provisions of the ERCF in November 2023 that modify various capital requirements for Freddie Mac and Fannie Mae. The future status and role of Fannie Mae and Freddie Mac could be
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impacted by (among other things) the actions taken and restrictions placed on Fannie Mae and Freddie Mac by the FHFA in its role as conservator, the restrictions placed on Fannie Mae’s and Freddie Mac’s operations and activities as a result of the senior preferred stock investment made by the U.S. Treasury, market responses to developments at Fannie Mae and Freddie Mac, and the future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by Fannie Mae and Freddie Mac, including any such mortgage-backed securities held by the Fund. Congress has recently considered, and may consider in the future, proposals to reduce the U.S. government’s role in the mortgage market and to wind down or restructure the operations of both Fannie Mae and Freddie Mac. Should Fannie Mae and Freddie Mac be taken out of conservatorship, it is unclear whether the U.S. Treasury would continue to enforce its rights or perform its obligations under the SPAs. It is also unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed post-conservatorship, and what effects, if any, there will be on their creditworthiness and guarantees of certain mortgage-backed securities. The ERCF requires Fannie Mae and Freddie Mac, upon exit from conservatorship, to maintain higher levels of capital than prior to conservatorship to satisfy their risk-based capital requirements, leverage ratio requirements and prescribed buffer amounts. Should the federal government adopt any such proposal, the value of a fund’s investments in securities issued by Fannie Mae or Freddie Mac would be impacted.
Any downgrade of the credit rating of the securities issued by the U.S. Government may result in a downgrade of securities issued by its agencies or instrumentalities, including government sponsored entities.
Under the direction of the FHFA, Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of Fannie Mae and Freddie Mac certificates. The Single Security Initiative was implemented in June 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.
Variable and Floating Rate Demand and Master Demand Notes. The Fund may, from time to time, buy variable rate demand notes issued by corporations, bank holding companies and financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity longer than five years, but carry with them the right of the holder to put the securities to a remarketing agent or other entity on short notice, typically seven days or less. The obligation of the issuer of the put to repurchase the securities is backed by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Ordinarily, the remarketing agent will adjust the interest rate every seven days (or at other intervals corresponding to the notice period for the put), in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity.
The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and the Fund could suffer a loss if the issuer defaults during periods in which the Fund is not entitled to exercise its demand rights.
Investment Restrictions
The following restrictions are fundamental policies of the Fund and, except as otherwise indicated, may not be changed without the approval of a majority of the outstanding voting securities of the Fund which, as defined in the 1940 Act, means the lesser of (1) 67% of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting shares of the Fund.
(1)
The Fund is an open-end management investment company and the Fund has elected to be classified as a diversified series and will invest its assets only in a manner consistent with this classification under applicable law.
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(2)
The Fund will not borrow money, except as permitted under the 1940 Act and the rules and regulations thereunder, or as may otherwise be permitted from time to time by a regulatory authority having jurisdiction.
(3)
The Fund will not issue any class of senior securities, except as permitted under the 1940 Act and the rules and regulations thereunder, or as may otherwise be permitted from time to time by a regulatory authority having jurisdiction.
(4)
The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter under applicable laws in connection with the disposition of portfolio securities.
(5)
The Fund will not purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest, deal or otherwise engage in transactions in real estate or interests therein.
(6)
The Fund will not make loans, except as permitted under, or to the extent not prohibited by, the 1940 Act and the rules and regulations thereunder, or as may otherwise be permitted from time to time by a regulatory authority having jurisdiction.
(7)
The Fund will not concentrate its investments in the securities of issuers primarily engaged in the same industry, as that term is used in the 1940 Act and as interpreted or modified from time to time by a regulatory authority having jurisdiction, except that this restriction will not apply to the Fund’s investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
(8)
The Fund will not purchase or sell physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act and the rules and regulations thereunder, or as may otherwise be permitted from time to time by a regulatory authority having jurisdiction.
Supplemental Clarification of Certain Fundamental Investment Policies/Restrictions
The Fund is a diversified fund and as such are subject to the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund, the Fund may not invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of any one issuer, except cash or cash items, obligations of the U.S. Government, its agencies and instrumentalities, and securities of other investment companies. As for the other 25% of the Fund’s assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to the Fund should an issuer be unable to make interest or principal payments or should the market value of such securities decline.
For purposes of investment restriction number 7, public utilities are not deemed to be a single industry but are separated by industrial categories, such as telephone or gas utilities.
For purposes of the fundamental investment policies regarding industry concentration, “to concentrate” generally means to invest more than 25% of the Fund’s total assets, taken at market value at the time of investment. For purposes of the fundamental investment policy regarding industry concentration, the Adviser may classify issuers by industry in accordance with classifications set forth in Bloomberg or the Global Industry Classification Standard (GICS).
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Non-Fundamental Investment Restrictions
The Fund is subject to restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Trustees without shareholder approval. These non-fundamental policies/restrictions are described below.
The Fund may not invest more than 15% of the value of its net assets in investments which are illiquid or not readily marketable (including repurchase agreements having maturities of more than seven calendar days and variable and floating rate demand and master demand notes not requiring receipt of the principal note amount within seven days’ notice).
The investment objective of the Fund is a non-fundamental investment policy that may be changed by the Board of Trustees without shareholder approval.
The Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of its assets in fixed income securities meeting the Fund’s impact criteria, as determined by the Adviser’s impact methodology.
The following provisions apply to the 80% policy discussed above.
The Fund has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in the 80% investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this 80% policy. For purposes of these policies, the Fund may “look through” a repurchase agreement to the collateral underlying the agreement, and apply the repurchase agreement toward the 80% investment requirement based on the type of securities comprising its collateral. For purposes of these 80% policies, “assets” is defined as net assets, plus the amount of any borrowings for investment purposes. The Fund does not intend to borrow for investment purposes.
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Additional Purchase and Redemption Information
Purchases
Neither the Fund nor the entities that provide services to it (the “Fund Complex”) will be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. The Fund Complex cannot process transaction requests that are not completed properly. Examples of improper transaction requests may include lack of a signature guarantee when required, lack of proper signatures on a redemption request or a missing social security or tax ID number. If you use the services of any other broker to purchase or redeem shares of the Fund, that broker may charge you a fee. Shares of the Fund may be purchased directly from the Fund without this brokerage fee. Each order accepted will be fully invested in whole and fractional shares, unless the purchase of a certain number of whole shares is specified, at the NAV per share next effective after the order is accepted by the Fund.
Each investment is confirmed by a year-to-date statement that provides the details of the immediate transaction, plus all prior transactions in your account during the current year. This includes the dollar amount invested, the number of shares purchased or redeemed, the price per share, and the aggregate shares owned. A transcript of all activity in your account during the previous year will be furnished each January. By retaining each annual summary and the last year-to-date statement, you have a complete detailed history of your account, which provides necessary tax information. A duplicate copy of a past annual statement is available from the Fund’s transfer agent or your financial consultant at its cost, subject to a minimum charge of $5 per account, per year requested.
The shares you purchase are held by the Fund in an open account, thereby relieving you of the responsibility of providing for the safekeeping of a negotiable share certificate. The Fund reserves the right in their sole discretion to redeem shares involuntarily or to reject purchase orders when, in the judgment of Fund management, such withdrawal or rejection is in the best interest of the Fund and its shareholders. The Fund also reserves the right at any time to waive or increase the minimum requirements applicable to initial or subsequent investments with respect to any person or class of persons, which includes Fund shareholders who hold shares through other financial intermediaries.
The Fund reserves the right to refuse to accept orders for shares of the Fund unless accompanied by payment, but may choose not to refuse the order if indemnified against losses resulting from the failure of investors to make payment. If an order to purchase shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. To recover any such loss, the Fund reserves the right to redeem shares by any purchaser whose order is canceled, and such purchaser may be prohibited or restricted from placing further orders.
Sales (Redemptions)
The Fund Complex will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. The Fund Complex cannot process transaction requests that are not completed properly.
The Fund intends to pay redemption proceeds promptly and in any event within seven days after the request for redemption is received in good order.
In case of emergencies or other unusual circumstances, the Fund may suspend redemptions or postpone payment for more than seven days, as permitted by law. The Fund must receive an endorsed share certificate with a signature guarantee, where a certificate has been issued. Transmissions are made by mail unless an expedited method has been authorized and properly specified in the redemption request. In the case of redemption requests made within 15 calendar days of the date of purchase, the Fund may delay transmission of proceeds until it is certain that unconditional payment has been collected for the purchase of shares being redeemed or 15 calendar days from the date of purchase, whichever occurs first. You can avoid this delay by
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purchasing shares with a federal fund wire. The Telephone/Fund Web Site Redemption Service may only be used for non-certificated shares held in an open account. The Fund may pay such redemption by wire or check at the Fund’s option, and reserve the right to refuse a telephone or fund website redemption request. The Fund may reduce or waive the charge for wiring redemption proceeds in connection with certain accounts. This fee is currently $15, but is subject to change without prior notice. Due to the high cost of maintaining smaller accounts, the Fund has retained the authority to close shareholder accounts whose value falls below the current minimum initial investment requirement at the time of initial purchase as a result of redemptions but not as the result of market action. An account may be closed if the account value remains below this level for 60 days after each such shareholder account is mailed a notice of: (1) the Fund’s intention to close the account, (2) the minimum account size requirement, and (3) the date on which the account will be closed if the minimum requirement is not met. Since the minimum investment amount and the minimum account size are the same, any redemption from an account containing only the minimum investment amount may result in redemption of that account.
The Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which they are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund’s NAV during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund may redeem the excess in kind. If shares are redeemed in kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under “Pricing of Fund Shares” in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.
The Fund may suspend the right of redemption or postpone the date of payment for shares during any period when: (a) trading on the primary markets is restricted by applicable rules and regulations of the SEC; (b) the primary markets are closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as a result of which: (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets. The Fund may redeem shares involuntarily if redemption appears appropriate in light of the Trust’s responsibilities under the 1940 Act.
Large Sale (Redemption) Conditions. Large redemptions can adversely affect a portfolio manager’s ability to implement the Fund’s investment strategy by causing the premature sale of securities that would otherwise be held longer. Accordingly, we request that you give us three business days’ notice for any redemption of $2 million or more.
Shares
Each of the classes of shares of the Fund is sold on a continuous basis by the Fund’s Distributor, and the Distributor has agreed to use appropriate efforts to solicit all purchase orders. There is no minimum requirement for subsequent investment for all shares of the Fund. The Fund offers the following classes of shares: Class A, Class I, Class R6 and Class Y. Class A, Class I and Class R6 shares of the Fund are offered through a separate prospectus and SAI. Eligibility for Class Y shares of the Fund is described in the prospectus.
Management
Trustees and Officers
The Board of Trustees governs the Trust and is responsible for protecting the interests of shareholders. The Board of Trustees is composed of experienced business persons who meet throughout the year to establish the Fund’s policies and oversee the management of the Fund. In addition, the Trustees review contractual arrangements with companies that provide services to the Trust and review the Fund’s performance.
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The Role of the Board
Overall responsibility for overseeing and managing the business and affairs of the Trust rests with its Board of Trustees. Like most mutual funds, the day-to-day management and operation of the Trust is performed by various service providers to the Trust, such as the Adviser, the Distributor, the Administrator, the custodian and the transfer agent. The Board of Trustees has appointed senior employees of certain of these service providers as officers of the Trust, with responsibility for supervising actively the day-to-day operations of the Trust and reporting back to the Board. The Board of Trustees has also appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board on compliance matters. From time to time, one or more members of the Board of Trustees may meet with management in less formal settings, between scheduled Board meetings, to discuss various topics. In all cases, however, the role of the Board of Trustees and any individual Trustee is one of oversight and not of active management of the day-to-day operations or affairs of the Trust.
Board Structure and Leadership
The Board of Trustees has five standing committees: an Audit Committee, a Nominating Committee, a Corporate Governance Committee, a Valuation, Portfolio Management and Performance Committee, and a Compliance Committee. The committee structure enables the Board to manage efficiently and effectively the large volume of information relevant to the Board’s oversight of the Fund. The Board is composed of nine trustees, and eight of the nine Trustees are not “interested persons” of the Trust as that term is defined by the 1940 Act (the “Independent Trustees”). The Board believes that the number of Trustees is adequate for the number of Funds overseen by the Board and the current size of the Board is conducive to Board interaction, debate and dialogue which results in an effective decision making body. The Independent Trustees have engaged their own independent legal counsel to advise them on matters relating to their responsibilities in connection with the Trust. The Chairman of the Board is an Independent Trustee. The Chairman participates in the preparation of the agenda for meetings of the Board and the preparation of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also presides at all meetings of the Board and is involved in discussions regarding matters pertaining to the oversight of the management of the Fund between meetings. In developing its current structure, the Board of Trustees recognized the importance of having a significant majority of Independent Trustees. The Board of Trustees believes that its current leadership structure, including the composition of the Board and its Committees, is an appropriate means to provide effective oversight on behalf of shareholders.
As needed between regular meetings, the Board of Trustees or a specific committee receives and reviews reports relating to the Trust and engages in discussions with appropriate parties relating to the Fund’s operations and related risks.
The Audit Committee of the Trust is currently composed of the following Independent Trustees: Ms. McCaffrey and Messrs. Garner and Seward. The Audit Committee acts as a liaison between the Fund’s independent auditors and the Board of Trustees. As set forth in its charter, the Audit Committee has the responsibility, among other things, to (1) approve the appointment of the independent auditors and recommend the selection of the independent auditors to the Board of Trustees for ratification by the Independent Trustees; (2) review and approve the scope of the independent auditors’ audit activity; (3) review the financial statements which are the subject of the independent auditors’ certifications; and (4) review with such independent auditors the adequacy of the Fund’s accounting system and the effectiveness of the internal accounting controls of the Fund and their service providers. For the fiscal year ended September 30, 2025, the Audit Committee met three times.
The Nominating Committee of the Trust is currently composed of the following Independent Trustees: Mses. Bode and Zarkovich and Messrs. James and Perry. In the event of vacancies on, or increases in the size of, the Board, the Nominating Committee is responsible for evaluating the qualifications of and nominating all persons for appointment or election as Trustees of the Trust. Candidates may be identified by the Nominating
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Committee, management of the Trust or Trust shareholders. The Nominating Committee may utilize third-party services to help identify and evaluate candidates. In addition, the Nominating Committee identifies individuals qualified to serve as Independent Trustees of the Trust and recommends its nominees for consideration by the full Board. For non-Independent Trustees (management candidates), the Nominating Committee will look to the President of the Trust to produce background and other reference materials necessary for the Nominating Committee to consider non-Independent Trustee candidates. The Nominating Committee does consider Independent Trustee candidates recommended by shareholders of the Trust. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the Trust, should be submitted to the Secretary of the Trust or any member of the Committee in writing at the address of the Trust. The Nominating Committee will evaluate shareholder candidates using the same criteria applied to other Independent Trustee candidates along with additional requirements as listed in the Nominating Committee charter. For the fiscal year ended September 30, 2025, the Nominating Committee met four times.
The Corporate Governance Committee of the Trust is currently composed of the following Independent Trustees: Mses. Bode and Zarkovich and Messrs. James and Perry. The Board of Trustees has developed a set of Principles of Corporate Governance (“Governance Principles”) to guide the Board and the Corporate Governance Committee in considering governance issues. The Corporate Governance Committee is responsible for reviewing the Governance Principles periodically and, if deemed appropriate, recommending changes to the Board of Trustees. The Board of Trustees will then consider whether to approve the changes. The Corporate Governance Committee is also responsible for evaluating the performance of the Board of Trustees and the Trust in light of the Governance Principles, considering whether improvements or changes are warranted, and making recommendations for any necessary or appropriate changes. The Committee also coordinates the annual Board Self-Assessment required by the SEC governance rules, the annual review of Trustee independence, and an annual review of independent legal counsel for the Independent Trustees relating to independence and general performance. The Governance Principles include a commitment to ongoing Trustee education, and the Corporate Governance Committee oversees the process of identifying educational topics, and facilitating quarterly Board education sessions covering industry, regulatory and governance issues relevant to the Fund. For the fiscal year ended September 30, 2025, the Corporate Governance Committee met three times.
The Valuation, Portfolio Management and Performance Committee (the “Valuation Committee”) of the Trust is currently composed of Mses. Bode and Zarkovich and Messrs. Kardok and Seward. As set forth in its charter, the primary duties of the Trust’s Valuation Committee are: (1) to review the actions of the Trust’s Pricing Committee and to ratify or revise such actions; (2) to review and recommend for Board approval pricing agents to be used to price Fund portfolio securities; (3) to recommend changes to the Trust’s Pricing and Valuation Procedures, as necessary or appropriate; (4) to obtain from the Fund’s portfolio managers information sufficient to permit the Valuation Committee to evaluate the Fund’s performance, use or proposed use of benchmarks and any additional indexes, and compliance with their investment objectives and policies; (5) to obtain from the Fund’s investment adviser information sufficient to permit the Committee to evaluate the quality of the adviser’s exercise of brokerage discretion when buying and selling portfolio securities for the Fund; (6) to investigate matters brought to its attention within the scope of its duties; (7) to assure that all its actions are recorded in minutes of its meetings and maintained with the Fund’s records; and (8) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Valuation Committee may deem necessary or appropriate. For the fiscal year ended September 30, 2025, the Valuation Committee met four times.
The Compliance Committee of the Trust is currently composed of the following Independent Trustees: Ms. McCaffrey and Messrs. Garner, Kardok, Perry and James. As set forth in its charter, the Compliance Committee’s primary duties and responsibilities include: developing and maintaining a strong compliance program by providing a forum for the Independent Trustees to consider compliance matters; assisting the Board in its oversight pursuant to Rule 38a-1 under the 1940 Act; formulating action to be taken with respect
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to the Trust’s compliance program or the Trust’s key service providers’ programs, or related matters; and participating in industry forums and/or reviews on regulatory issues as appropriate. For the fiscal year ended September 30, 2025, the Compliance Committee met three times.
Risk Oversight
As part of its oversight of the management and operations of the Trust, the Board of Trustees also has a risk oversight role, which includes (without limitation) the following: (i) requesting and reviewing reports on the operations of the Fund; (ii) reviewing compliance reports and approving certain compliance policies and procedures of the Fund and their service providers; (iii) working with management to consider key risk areas and to seek assurances that adequate resources are available and appropriate plans are in place to address risks; (iv) meeting with service providers, including Fund auditors, to review Fund activities; (v) meeting with the Chief Compliance Officer and other officers of the Trust and its service providers to receive information about compliance, and risk assessment and management matters; and (vi) meeting regularly with independent legal counsel. The Board of Trustees has emphasized to the Adviser the importance of maintaining rigorous risk management programs at the Adviser and other service providers. The Board of Trustees recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary for the Fund to bear certain risks (such as disclosed investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As a result of the foregoing and other factors, the oversight of risk management by the Board of Trustees is subject to practical limitations. Nonetheless, the Board of Trustees expects Trust service providers to implement rigorous risk management programs.
Trustee Attributes
The Board of Trustees believes that each of the Trustees has the qualifications, experiences, attributes and skills (“Trustee Attributes”) appropriate to continued service as a Trustee of the Trust in light of the Trust’s business and structure. The Board of Trustees has established a Nominating Committee, which evaluates potential candidates based on a variety of factors. Among those factors are the particular skill sets of a potential Trustee that complement skills and expertise of existing Board members. In addition to a demonstrated record of academic, business and/or professional accomplishment, certain of the Trustees have served on the Board of Trustees for a number of years. In their service to the Trust, those Trustees have gained substantial insight into the operation of the Trust and have demonstrated a commitment to discharging oversight duties as Trustees in the interests of shareholders. The Corporate Governance Committee annually directs a Board “self-assessment” process wherein the effectiveness of the Board, the Board’s Committees, and individual Trustees is reviewed. In its most recent self-assessment, the Board concluded that the Board has a favorable mix of skills and experience, balanced and meaningful contributions by Board members, good chemistry and working relationships, and mutual respect among Board members.
In addition to the general Trustee Attributes described above, Mr. Seward has extensive board, executive and institutional investor experience from roles with public and private companies and is a Chartered Financial Analyst (CFA) charterholder; Ms. Bode has business experience as a healthcare industry consultant and real estate developer; Mr. Garner has executive and public sector experience gained in connection with his role as president and CEO of a metropolitan community foundation and as a college president; Mr. James, as the former president of a non-profit organization focused on corporate governance and ethical business cultures, is a national expert and college professor focused on business ethics and has experience as a senior corporate executive as well as public company board experience; Mr. Eikenberg is a seasoned financial services executive with experience overseeing sales and distribution for investment management businesses; Ms. Zarkovich is a CFA charter holder who has significant experience in leading foundation and family office investment teams and investing in traditional and alternative investment strategies as well as experience serving on the boards of multiple non-profit organizations; Mr. Kardok is a seasoned executive in the financial services and asset management space with experience in public accounting, mutual fund administration,
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financial reporting, regulatory/compliance, operations and risk management; Mr. Perry has extensive experience in financial planning, investment management, and fiduciary oversight through his roles as managing member and investment advisor representative of a registered investment advisory firm, as an independent director of a publicly traded community bank holding company, and as a trustee of both public-sector retirement and educational institutions, with expertise in investment oversight, regulatory compliance, strategic planning, and governance and Ms. McCaffrey has extensive experience in the audit requirements and business and financial issues of investment companies from her role as audit partner and quality review partner of a major accounting firm and is a Certified Public Accountant (Ohio). The foregoing discussion and the Trustees and officers tables below are included in this SAI pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having special expertise or experience and shall not be deemed to impose any greater responsibility or liability on any Trustee by reason thereof. Additional information about Trustee Attributes is contained in the table below. The age, address, and principal occupations for the past five years and additional information relevant to his or her professional background of each Trustee and executive officer of the Trust are listed below.
INDEPENDENT TRUSTEES

Name, Age and Address(1)	Position, Term of Office(2) and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Director/Trustee Positions Held by Trustee During Past 5 Years
Lucy Hancock Bode (73)	Trustee since January 2004	Healthcare consultant (self-employed) (1986 to present)	17	Fifth Third Advisory Board (2019 to present)
Leslie H. Garner Jr. (74)	Trustee since January 2004	President and Chief Executive Officer, The Greater Cedar Rapids Community Foundation (2010 to 2023); President, Cornell College (1994 to 2010)	17	None
Ronald James (74)	Trustee since January 2004	Director/President, Campbell Chapel Community Development Ministries (2024 to present); Private Investor (2017 to present); Faculty member (part time), University of St. Thomas (2004 to present); President and Chief Executive Officer, Center for Ethical Business Cultures (2000 to January 2017)	17	Best Buy Co. Inc. (2004 to 2013); Bremer Financial Corporation (2004 to 2025); Greater Twin Cities United Way (2012 to 2020)
Michael Kardok (66)	Trustee since October 2024	Kardok Consulting (self-employed) (2023 to 2025); Treasurer and Principal Financial and Accounting Officer, Natixis and Loomis Sayles Funds and Natixis ETFs (2004 to 2022); Principal Financial and Accounting Officer - Senior Vice President, Natixis Advisors, LLC and Natixis Distribution, LLC (2004 to 2022)	17	None
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Name, Age and Address(1)	Position, Term of Office(2) and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Director/Trustee Positions Held by Trustee During Past 5 Years
Margaret McCaffrey (62)	Trustee since October 2024	Independent Consultant/Financial Expert (self-employed) (2021 to present); Assurance Partner, Cohen & Company (1990 to 2021)	17	Independent Trustee/Audit Chair of Modern Capital Tactical Income Fund (2021 - present)
Dexter Perry (56)	Trustee since January 2026	Investment Advisor Representative/ Managing Member, One Providence Capital, LLC (2006 to Present); Insurance Agent/ Managing Member, The Providence Group of North Carolina, LLC (2001 to Present)	17
Independent Director, First
Bancorp, Inc. (2021 to Present);
Trustee, The Asheville School
(2020 to Present); Independent
Director, Acting Executive
Director, General Baptist
Convention of North Carolina
Foundation, Inc. (2018 to
present); M&F Bancorp, Inc.
(2018-2021)

James R. Seward, CFA (72)	Chairman of the Board and Trustee since January 2004	Private investor (2000 to present); CFA (1987 to present)	17	Brookdale Senior Living Inc. (2008 to 2019)
Christie Zarkovich (51)	Trustee since March 2023	Managing Director, The Ewing and Marion Kauffman Foundation (2025 to present); Chief Administrative, Financial and Investment Officer, Health Forward Foundation (2021 to 2025); Investment Director, Chinquapin Trust Company (2019 to 2021)	17	Children’s Mercy Hospital Foundation (2021 to present); Kansas City Art Institute (2024 to present); Investment Committee Member, Ada Capital (2024 to present)
INTERESTED TRUSTEE

Name, Age and Address(1)	Position, Term of Office(2) and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(4)	Other Director/Trustee Positions Held by Trustee During Past 5 Years
David Eikenberg(3) (56)	Trustee since October 2022	President and Chief Executive Officer, RBC Funds (2022 to present); Head of Intermediary Sales at RBC Global Asset Management (U.S.) Inc., (March 2018 to present)	17	None
(1)
The address for each Trustee/Officer, except David Eikenberg, is 250 Nicollet Mall, Suite 1550, Minneapolis, Minnesota 55401. The address for David Eikenberg is 225 Franklin Street, Boston Massachusetts 02110.
(2)
All Trustees must retire on or before December 31 of the year in which they reach the age of 75. The Board may temporarily waive this requirement when necessary to avoid depriving the Board of a Trustee with critical skills.
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(3)
David Eikenberg has been determined to be an Interested Trustee by virtue of his position with the Adviser.
Executive Officers

Name, Age and Address(1)	Position, Term of Office(2) and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years
David Eikenberg (56)	President and Chief Executive Officer since October 2022	President and Chief Executive Officer, RBC Funds (2022 to present); Head of Intermediary Sales at RBC Global Asset Management (U.S.) Inc., (March 2018 to present)
Christina M. Weber (57)	Chief Compliance Officer since December 2012 and Assistant Secretary since October 2025	Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (June 2018 to present); Chief Compliance Officer, RBC Funds (2012 to present); Secretary, RBC Funds (2017 to 2025)
Kathleen A. Hegna (58)	Chief Financial Officer since May 2009 and Treasurer since March 2014
Head, U.S. Fund Operations, RBC
Global Asset Management (U.S.) Inc.
(2022 to present); Chief Financial
Officer, RBC Funds (2009 to present);
Associate Vice President and Director,
Mutual Fund Services, RBC Global Asset
Management (U.S.) Inc. (2009 to 2022)

Tara Tilbury (51)	Secretary since October 2025	Managing Counsel, RBC Global Asset Management (U.S.) Inc. (2018 to Present), Secretary, RBC Funds (2025 to present); Assistant Secretary, RBC Funds (2022 to 2025)
Jennifer Teal (55)	Assistant Secretary since October 2025	Assistant Secretary, RBC Funds (2025 to present); Manager, Regulatory Administration, RBC Global Asset Management (U.S.) Inc. (2019 to present)
Maren Fleming (42)	Assistant Secretary since October 2025	Assistant Secretary, RBC Funds (2025 to present); Associate Director, Compliance, RBC Global Asset Management (U.S.) Inc. (2018 to present)
Patrick Engel (31)	Assistant Treasurer since October 2025
Assistant Treasurer, RBC Funds (2025 to
present); Senior Financial Analyst –
Mutual Funds, RBC Global Asset
Management (U.S.) Inc. (2022 to
present); Senior Portfolio Administrator,
RBC Global Asset Management (U.S.)
Inc. (2020 to 2022)

(1)
The address of each Trustee/Officer, except David Eikenberg, is 250 Nicollet Mall, Suite 1550, Minneapolis, Minnesota 55401. The address of David Eikenberg is 225 Franklin Street, Boston Massachusetts 02110.
(2)
Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.
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The table below shows the aggregate dollar range of each Trustee’s holdings in the Fund and the aggregate dollar range in all series of the Trust as of December 31, 2025.

Independent Trustees	Dollar Range of Shares in the Fund	Aggregate Dollar Range of Shares in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Lucy Hancock Bode	None	Over $100,000
Leslie H. Garner Jr.	None	Over $100,000
Ronald James	None	Over $100,000
Michael Kardok	None	Over $100,000
Margaret McCaffrey	None	$50,001-$100,000
Dexter Perry	None	None
James R. Seward	None	Over $100,000
Christie Zarkovich	None	Over $100,000

Interested Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
David Eikenberg	None	$25,000-$50,000
Independent Trustees (Trustees of the Trust who are not directors, officers or employees of the Adviser, either Co-Administrator or Distributor) receive from the Trust an annual retainer of $110,000. The annual retainer was previously $100,000 and was increased to $110,000 effective January 1, 2026. The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other Trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, Independent Trustees receive a quarterly meeting fee of $6,500 for each in-person Board of Trustees meeting attended. Each Independent Trustee also receives a meeting fee of $1,500 for each telephonic or Special Board meeting attended, and a $1,500 fee for each Board committee meeting attended. Independent Trustees are also reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Trustees who are directors, officers or employees of the Adviser, either Co-Administrator or Distributor do not receive compensation from the Trust. The table below sets forth the compensation received by each Trustee from the Trust during the Fund’s fiscal year ended September 30, 2025.
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	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation for Fund Complex Paid to Trustee†
Independent Trustees
Lucy Hancock Bode	$141,245	None	None	$141,245
Leslie H. Garner, Jr.	143,122	None	None	$143,122
Michael Kardok	143,331	None	None	$143,331
Margaret McCaffrey	140,403	None	None	$140,403
Ronald James	138,000	None	None	$138,000
Dexter Perry*	0	None	None	$-
James R. Seward	142,813	None	None	$142,813
Christie Zarkovich	140,000	None	None	$140,000

Interested Trustee
David Eikenberg	None	None	None	None
†
The Fund Complex consists of the Trust, which currently offers 17 portfolios.
*
Mr. Perry has been a Trustee since January 1, 2026.
Control Persons and Principal Holders of Securities
As of December 31, 2025, the persons listed below owned of record or beneficially 5% or more of the indicated class of shares of the Fund. A shareholder who beneficially owns, directly or indirectly, more than 25% of the Fund’s voting securities may be deemed a “control person” (as defined under applicable securities laws) of the Fund. “Control” is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a fund. Any person owning more than 25% of the voting securities of the Fund may be deemed to have effective voting control over the operation of the Fund, which would diminish the voting rights of other shareholders. Additionally, as of December 31, 2025, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of each class of the Fund.
RBC BLUEBAY IMPACT BOND FUND
Class A	Name & Address	%
	RBC Capital Markets LLC* Mutual Fund Omnibus Processing Attn: Mutual Fund Ops Manager 250 Nicollet Mall, Suite 1200 Minneapolis, MN 55401-7754	100%

40

Class I	Name & Address	%
	Charles Schwab & Co Inc.* Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	30.34%
	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	18.00%
	RBC Capital Markets LLC* Mutual Fund Omnibus Processing Attn: Mutual Fund Ops Manager 250 Nicollet Mall, Suite 1200 Minneapolis, MN 55401-7754	5.88%
	Charles Schwab & Co Inc.* Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	5.18%

Class R6	Name & Address	%
	Gavi Alliance 2099 Pennsylvania Ave NW STE 200 Washington DC 20006-6811	41.87%
	The San Francisco Foundation 1 Embarcadero Center, Suite 1400 San Francisco, CA 94111-3703	10.78%
	J.P. Morgan Securities LLC 4 Chase Metrotech Center Brooklyn, NY 11245-0001	6.44%

Class Y	Name & Address	%
	RBC Global Asset Management (U.S.) Inc. Attn: Brandon Lew 250 Nicollet Mall, Suite 1550 Minneapolis MN 55401-7585	100%
*
Record owner who may not beneficially own shares.
Investment Adviser
The Adviser, located at 250 Nicollet Mall, Suite 1550, Minneapolis, Minnesota 55401, serves as investment adviser to the Fund. The Adviser is a wholly owned subsidiary of Royal Bank of Canada (“RBC”). RBC is one of North America’s leading diversified financial services companies and provides personal and commercial banking, wealth management services, insurance, corporate and investment banking, and transaction processing services on a global basis. RBC employs approximately 97,000 people who serve more than 17 million personal, business, public sector and institutional clients through offices in Canada, the U.S. and 27 other countries around the world. The Adviser has been registered with the SEC as an investment adviser since 1983 and has been a portfolio manager of publicly offered mutual funds since 1986. Under the
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Investment Advisory Agreement, the Adviser manages the day-to-day investment of assets of the Fund in accordance with the policies and procedures established by the Trust. As of December 31, 2025, the Adviser’s investment team managed approximately $71.6 billion in assets for corporations, public and private pension plans, Taft-Hartley plans, charitable institutions, foundations, endowments, municipalities, registered mutual funds, private investment funds, trust programs, foreign funds such as UCITS funds, individuals (including high net worth individuals), wrap sponsors and other U.S. and international institutions.
For its services to the Fund, the Adviser receives from the Fund a fee, paid monthly, at an annual rate based on the Fund’s average daily net assets. Each class of shares of the Fund pays its respective pro rata portion of the total advisory fees payable by the Fund. The rates for the Fund are as follows:

Fund	Fee Rate
RBC BlueBay Impact Bond Fund	0.35% of average daily net assets
Under the terms of the Investment Advisory Agreements for the Fund between the Trust and the Adviser, the investment advisory services of the Adviser to the Fund are not exclusive. The Adviser is free to, and does, render investment advisory services to others.
The Investment Advisory Agreement for the Fund will remain in effect after its initial term only as long as such continuance is approved for the Fund at least annually (i) by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Board of Trustees and (ii) by a majority of the Trustees who are not parties to the Investment Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party.
The Investment Advisory Agreement may be terminated with respect to the Fund at any time without payment of any penalty, by a vote of a majority of the outstanding securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the Board of Trustees on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the Trust. An Investment Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).
For the Fund, the Adviser has contractually agreed to waive fees and/or reimburse expenses of the Fund pursuant to an Expense Limitation Agreement in order to maintain the Fund’s net annual operating expense at the levels and on the terms set forth in the Prospectus through January 31, 2027.
Advisory Fees Paid By Fund. For the fiscal years ended September 30, 2025, 2024 and 2023, the gross amounts of the advisory fees earned by the Adviser and the amounts of the reduction in fees and reimbursement of expenses by the Adviser as a result of the expense limitations, were as follows:

	Fiscal Year Ended September 30, 2025		Fiscal Year Ended September 30, 2024		Fiscal Year Ended September 30, 2023
	Contractual Advisory Fees (gross)	Advisory Fees Waived and/or Expenses Reimbursed by Advisor	Contractual Advisory Fees (gross)	Advisory Fees Waived and/or Expenses Reimbursed by Advisor	Contractual Advisory Fees (gross)	Advisory Fees Waived and/or Expenses Reimbursed by Advisor
RBC BlueBay Impact Bond Fund	$998,566	$341,201	$918,223	$386,323	$807,842	$318,708
Potential Conflicts of Interest
The Adviser and/or its affiliates (together, the “Adviser”) provide a variety of discretionary and non-discretionary investment advisory services and products to their clients. As a result, the following potential and actual conflicts of interest, among others, are presented to RBC in the operation of its investment advisory services:
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•  The Adviser faces conflicts of interest when rendering investment advisory services to several clients and may provide dissimilar investment advice to different clients.
•  The Adviser may, in certain circumstances, have discretion when making distributions as part of redemptions in the form of securities or other assets, and in that case, the composition of such distributions. Accordingly, the Adviser may face conflicts of interest with respect to redeeming investors and remaining investors.
•  The Adviser may collect greater compensation for certain Funds or accounts than that received for the Fund, or may receive performance-based compensation. This may create a potential conflict of interest for the Adviser or its portfolio managers to incentivize certain accounts. Conflicts of interest may also arise when a portfolio manager has management responsibilities to more than one account or Fund, such as devotion of unequal time or attention.
•  Potential conflicts of interest may arise with both the aggregation of trade orders and the allocation of securities transactions/investment opportunities/investment ideas. For allocations of aggregated trades, particularly trade orders that were only partially filled due to limited availability, the Adviser may have an incentive to allocate trades or investment opportunities to certain accounts or the Fund.
•  As a result of information barriers, personnel within the Adviser may trade differently from the Fund. Also, if the Adviser obtains material non-public confidential information as part of its business activities for or with other clients, it may be restricted from purchasing or selling securities for the Fund.
•  If the Adviser pays a broker-dealer with “soft” or commission dollars in order to obtain access to statistical information and research, the Adviser faces conflicts of interest because the Adviser may have an incentive to trade with certain brokers or dealers in order to earn soft dollars and the information and research could benefit certain Funds more than others.
•  The Fund may be subject to conflicts of interest if they engage in principal transactions with other Funds or with the Adviser, to the extent permitted by law. The Adviser may have a potentially conflicting division of loyalties and responsibilities to the parties in these transactions.
•  Where the Adviser advises both sides of a transaction (cross-transactions) there may be potential conflicts of interest or regulatory issues relating to these transactions which could limit the Adviser’s decision to engage in these transactions for the Fund. The Adviser may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions and has developed policies and procedures in relation to such transactions and conflicts. Cross-transactions may disproportionately benefit some accounts relative to other accounts due to the relative amount of market savings obtained by the accounts. Any principal, cross- or agency cross-transactions will be effected in accordance with fiduciary requirements and applicable law.
•  The Adviser’s participation in certain markets or its actions for particular clients could also restrict or affect the Fund’s ability to transact in those markets.
•  Potential conflicts of interest also exist when the Adviser has certain overall investment limitations on positions in securities or other financial instruments due to, among other things, investment restrictions imposed upon the Adviser by law, regulation, contract or internal policies. They could prevent the Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s objectives.
•  Although the Adviser is not the primary valuation agent of the Fund, it performs certain valuation services related to securities and assets in the Fund. The Adviser may value an identical asset differently than another division or unit within the Adviser values the asset. The Adviser may also value an identical asset differently in different accounts or Funds.
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•  Conflicts of interest may arise in the voting of proxies, with for instance, different teams voting proxies differently or the Adviser voting differently than its affiliates, or the advice given by its affiliates to their clients (more information on proxy voting is available at page 70 within the Proxy Voting section).
•  Subject to applicable law, the Adviser may, from time to time and without notice to investors, in-source or outsource certain processes or functions in connection with a variety of services that they provide to the Fund in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.
•  The Adviser and Trust maintain codes of ethics and personal account dealing policies and procedures (collectively, the “Codes”). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person’s employment activities, and that actual and potential conflicts of interest are avoided. The Codes are designed to detect and prevent improper personal trading. The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls, including prohibitions against purchases of securities in an initial public offering and a pre-clearance requirement with respect to personal securities transactions.
•  The Adviser and/or its affiliates may, to the extent permitted by applicable regulations, contribute to various non-cash and cash arrangements to promote the sale of Fund shares, as well as sponsor various educational programs, sales contests and/or promotions. The Adviser, Distributor and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs subject to applicable regulations. Other compensation may also be offered from time to time to the extent not prohibited by applicable laws or regulations. Such arrangements may give rise to potential conflicts of interest.
•  To address the types of conflicts referred to above, the Adviser has adopted policies and procedures under which it will detect, manage or mitigate them in a manner that it believes is consistent with its obligations as an investment adviser.
The Adviser and Trust have adopted policies and procedures designed to identify and mitigate the types of potential conflicts of interest discussed above, although they may be ineffective in doing so.
Portfolio Managers
Other Accounts Managed
The following table provides information regarding other mutual funds and accounts for which the Fund’s portfolio manager is primarily responsible for the day-to-day portfolio management as of September 30, 2025.

Portfolio Manager	Fund	Account Type	Number of Accounts	Value of Accounts	Number of Performance Fee Accounts	Value of All Performance Fee Accounts
Brian Svendahl	RBC BlueBay Impact Bond Fund	Pooled	9	$ 1,101,145,018	0	0
		Separate Accounts	59	$ 11,992,942,366	0	0
		Registered Inv. Co.	0	$ 0	0	0
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Portfolio Manager Compensation
The compensation plan for the RBC Global Asset Management (“RBC GAM”) Investment teams was designed with the following principles in mind:
•  To attract and retain individuals possessing the skills and talents essential to sustainable investing success and the growth of RBC GAM
•  To align rewards for investment professionals with the goals of our investors and shareholders
•  To promote RBC GAM’s culture and foster stability and consistent improvement within RBC GAM’s workforce
Payments are reviewed against investment results (benchmarks and/or peer groups) to ensure that rewards are consistent with achieving the desired returns/outcomes for our clients within attractive/acceptable risk metrics. Individual compensation quantums are reviewed against industry surveys to ensure compensation remains competitive, contributing to fairness, efficiency, and the retention of superior investment staff.
The compensation program for investment management personnel is comprised of five elements:
1.
Base Salary
2.
Annual Discretionary Bonus (short term incentive or STI)
3.
Firm Profit-Sharing Plan (for eligible teams and investment staff)
4.
GAM Factor units (for eligible teams and investment staff)
5.
Team Profit-Sharing Plan (for eligible teams and investment staff)
Base salary
•  For new hires, base salaries are set after considering internal comparables, local market industry surveys and our own sense of market conditions.
•  On an annual basis, all base salaries are reviewed within and across teams and locations to ensure fairness, consistency and relevance.
•  Base salaries for all roles are also compared to local industry surveys to protect GAM’s ability to attract superior talent to the firm without introducing anomalies in the compensation program for new versus long-term employees.
Annual Discretionary Bonus
•  All employees who are eligible for a discretionary bonus are graded on a 200-point scale. This score is a combination of quantitative and qualitative assessments, although, in some cases and depending on the type of role, only a qualitative assessment is possible.
•  Bonus payments are reflective of the past five years of contributions and investment performance over one-, three- and five-year periods, with greater emphasis on three and five years.
•  The quantitative component is calculated using an algorithm that tracks results for specific responsibilities in investment management against agreed upon success thresholds.
•  The qualitative component is based on a review of results produced over the year and the degree to which the individual exhibits attitudes and behaviors consistent with RBC GAM’s reputation, culture and goals, including investment success and growth.
•  Annual Discretionary Bonuses are impacted by the firm’s financial performance.
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Firm Profit-Sharing Plan (“PSP”)
•  Senior individuals within the Investment teams may be eligible to receive units linked to the financial performance of RBC GAM and serves as a proxy for ownership in the firm.
•  Membership is based on rigid qualifications that effectively limit membership to the most senior analysts and portfolio managers. Among these qualifications are investment success and service leadership over the intermediate and long term, thought leadership, ethical behavior and contribution to firm culture.
•  PSP units are reviewed annually and approved by the CIO and CEO at the beginning of each fiscal year. The number of units held by each individual does not normally change during the year.
•  The value of each PSP unit is distributed to unit holders based on the number of units that they hold.
•  PSP exposure is capped to 40% of an individual’s total compensation to mitigate against high volatility.
•  At the end of each year, an incentive bonus is calculated based on the performance of certain equity and fixed income funds versus their peer groups. This calculation is based on a time-weighted performance measure which includes returns over various periods, including a 5 year calculation. The incentive bonus is paid annually and shared among all PSP members on the basis of their relative unit holdings.
GAM Factor units (“GFU”)
•  GFU’s are allocated where individual’s PSP exposure exceeds the 40% maximum.
•  GFU units have a value of CAD $1,000 and are adjusted up and down each year by the firm’s financial performance.
•  GFU’s can also be allocated as part of a compensation adjustment that results from promotion or a review against internal and external comparables.
Team Profit-Sharing Plan (“TPS”)
•  Certain select investment teams have access to a TPS Plan based on the team’s ability to grow RBC GAM’s global institutional client base.
•  TPS is based on the profit generated by an investment team. This is calculated as a share of management fees and, in some cases, performance fees, earned from the team’s products; with deductions for certain defined direct costs including compensation expenses such as salaries and the employer’s National Insurance Contributions and non-compensation costs.
Deferrals
•  Consistent with industry best practices, a portion of investment professionals’ variable compensation (Annual Discretionary Bonus, PSP, TPS) is subject to a mandatory 3-year deferral.
•  This deferral applies to all staff with variable compensation greater than a defined threshold that varies by region; and ranges from 25% to 45% and may be as high as 60% to meet regulatory requirements in certain jurisdictions.
•  This deferral amount is payable at the end of three years, provided the employee remains in good standing with RBC GAM. The deferral amount paid is based on the success of RBC and RBC GAM over the deferral period; 30% of the deferral is mandatorily invested into RBC shares whilst
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individuals are allowed to invest the remaining 70% of deferred compensation into a combination of funds managed by RBC GAM and/or an index tracking RBC GAM’s profit growth, further aligning RBC GAM’s incentive structure with the interest of our clients.
Other
In addition, all US-based team members can invest in our ultimate parent, RBC, through our 401(k) program; and all team members have signed employment agreements that include: (1) notice periods; and (2) non-solicit terms.
Annual Discretionary Bonus / Performance
•  As noted above, bonus payments are reflective of the past five years of contributions and investment performance over one-, three- and five-year periods, with greater emphasis on three and five years. Performance is based on the investment team’s relevant composite or fund returns compared to the following benchmarks or peer groups:

Fund	Relevant Benchmark or Peer Group
RBC BlueBay Impact Bond Fund	Bloomberg US Aggregate Bond Index and Morningstar Intermediate Core Bond Category
Portfolio Managers’ Beneficial Ownership of the Fund
A portfolio manager’s beneficial ownership of the Fund is defined as the portfolio manager having the opportunity to share in any profit from transactions in the Fund, either directly or indirectly, as the result of any contract, understanding, arrangement, relationship or otherwise. Therefore, ownership of Fund shares by members of the portfolio manager’s immediate family or by a trust of which the portfolio manager is a trustee could be considered ownership by the portfolio manager. The reporting of Fund share ownership in this SAI shall not be construed as an admission that the portfolio manager has any direct or indirect beneficial ownership in the Fund listed. The table below shows the portfolio manager’s beneficial ownership of the Fund under his management as of September 30, 2025.

Dollar Range of Fund Shares Beneficially Owned
RBC BlueBay Impact Bond Fund
Brian Svendahl	$100,001-500,000
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Proxy Voting Policies
The Fund is the beneficial owner of its portfolio securities, and therefore, the Board of Trustees, acting on the Fund’s behalf, is responsible for voting proxies. The Adviser has been delegated the authority by the Board of Trustees to vote proxies with respect to the investments held by the Fund.
The Trust seeks to assure that proxies received by the Trust or its delegate are voted in the best interests of the Trust’s shareholders, and has accordingly adopted proxy voting policies and procedures on behalf of the Fund. The Trust’s Proxy Voting Policies and Guidelines are included in Appendix B of this SAI.
The Board fulfills its oversight responsibilities in a number of ways, including review and approval of the Trust’s Proxy Voting Policies and Procedures, annual review of the adequacy and effectiveness of implementation of the Trust’s Proxy Voting Policies and Procedures in connection with the Rule 38a-1 annual report and annual review and adoption of the Proxy Voting Guidelines.
The Board, after reviewing and concluding that such policies are reasonably designed to vote proxies in the best interests of the Fund’s shareholders, has approved and adopted the custom proxy voting guidelines of the Adviser. The Adviser reviews and updates these guidelines on an ongoing basis as corporate governance best practices evolve. While proxies will generally be voted in accordance with the guidelines, there may be circumstances where the Adviser believes it is in the best interests of the Fund’s shareholders to vote differently than as contemplated by the guidelines, or to withhold a vote or abstain from voting. If a portfolio manager or other personnel of the Adviser would like to recommend that a particular proxy be voted in a manner different from the guidelines, such request shall be reviewed by the Adviser’s Proxy Voting Committee.
Institutional Shareholder Services Inc. (“ISS”) has been engaged by the Adviser and Trust for proxy research and voting services. The Adviser has satisfied itself that ISS has implemented adequate policies and procedures, including information barriers, to reasonably guard against and to resolve any conflicts of interest which may arise in connection with its provision of research analyses, vote recommendations and proxy voting services. Representatives of the Adviser’s Proxy Committee conduct an annual review of ISS’s policies regarding the management of ISS conflicts of interest and present the results of such review to the Proxy Committee.
The Adviser has no affiliation or material business, professional or other relationship with ISS.
Each year the Trust files its proxy voting record for the twelve-month period ended June 30 with the SEC on Form N-PX no later than August 31. The records can be obtained on the SEC’s website at www.sec.gov and without charge by calling the Fund at 1-800-422-2766 or on the Funds’ website at www.rbcgam.com.
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Distribution of Fund Shares
Quasar Distributors, LLC (the “Distributor”), located at 111 E. Kilbourn Avenue, Suite 2200, Milwaukee, WI 53202, is the principal underwriter for shares of the Fund. The Distributor serves pursuant to a Distribution Agreement, which specifies the obligations of the Distributor with respect to offers and sales of Fund shares. The Distribution Agreement provides, among other things, that the Distributor may enter into selling group agreements with responsible dealers and dealer managers as well as sell the Fund’s shares to individual investors. The Distributor is not obligated to sell any specific amount of shares.
Additional Payments. The Adviser may make additional payments, out of its own resources and at no additional cost to the Fund or their shareholders, to certain broker-dealers, mutual fund supermarkets, or other financial institutions, including affiliates of the Adviser (“Intermediaries”) in connection with: the provision of administrative services; the distribution of the Fund’s shares; and/or reimbursement of ticket or operational charges (fees that an institution charges its representatives for effecting transactions in the Fund’s shares). No one factor is determinative of the type or amount of such additional payments to be provided and all factors are weighed in the assessment of such determination. Generally, no Intermediary is precluded from considering any of these factors in negotiating such additional payments on its behalf and, unless otherwise disclosed as a special arrangement, no Intermediary is precluded from negotiating the same or similar additional payments arrangement on the same terms as another Intermediary. The Adviser also may make inter-company payments out of its own resources, and at no additional cost to the Fund or shareholders, to RBC Capital Markets, LLC, in recognition of administrative and distribution-related services provided by RBC Capital Markets, LLC to shareholders. In addition, certain Intermediaries may receive fees from the Fund for providing recordkeeping and other services for individual shareholders and/or retirement plan participants. Financial consultants and other registered representatives of Intermediaries may receive compensation payments from their firms in connection with the distribution or servicing of Fund shares.
Administrative Services
The Adviser serves as Co-Administrator to the Fund and provides certain administrative services necessary for the operation of the Fund, including among other things, (i) providing office space, equipment and facilities for maintaining the Fund’s organization, (ii) preparing the Trust’s registration statement, proxy statements and all annual and semi-annual reports to Fund shareholders, and (iii) supervising and managing all aspects of the operation of the Fund, including supervising the relations with, and monitoring the performance of, the Fund’s Adviser, Distributor, custodian, independent accountants, legal counsel and other service providers. In addition, the Adviser furnishes office space and facilities required for conducting the business of the Fund and pays the compensation of the Fund’s officers, employees and Trustees affiliated with the Adviser. The Adviser does not receive a fee for the administrative services it provides to the Fund.
The Bank of New York Mellon (“BNY Mellon”) serves as Co-Administrator to the Fund and provides facilities, equipment and personnel to carry out certain administrative services related to the Fund. BNY Mellon also serves as the fund accounting agent for the Fund and provides certain accounting services such as computation of the Fund’s NAV and maintenance of the Fund’s books and financial records. Under the Administration and Accounting Services Agreement, BNY Mellon receives a fee for its services payable by the Fund based on the Fund’s average net assets.
For the fiscal years ended September 30, 2025, 2024 and 2023, BNY Mellon received the following fees for fund administration and accounting services:
Fund	Fiscal Year Ended September 30, 2025	Fiscal Year Ended September 30, 2024	Fiscal Year Ended September 30, 2023
RBC BlueBay Impact Bond Fund	$91,754	$89,464	$87,618
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Determination of Net Asset Value
Orders for purchases and redemptions of Class Y shares are effected at the NAV per share next calculated after receipt of the order by the Fund, its agent, or certain other authorized persons. Selling dealers are responsible for transmitting orders promptly.
The per share NAV for Class Y shares of the Fund is determined each day the New York Stock Exchange (“NYSE”) is open for trading or (at the Fund’s option) on days the primary trading markets for the Fund’s portfolio instruments are open (“Value Date”) as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time or such other time as determined by the NYSE). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price their shares as of the regularly scheduled NYSE closing time, if the particular disruption directly affects only the NYSE (“Value Time”). The NAV per share of each class of shares of the Fund is computed by dividing the value of net assets of each class (i.e., the value of the assets less the liabilities) by the total number of outstanding shares of the class. All expenses, including fees paid to the Adviser and Co-Administrators, are accrued daily and taken into account for the purpose of determining the NAV.
Portfolio Security Valuation. The value of an equity security traded on one or more U.S. exchanges (and not subject to restrictions against sale by the Fund on such exchanges) will be valued at the last available quoted sale price on the primary trading exchange for the security as of the Value Time on the Value Date. If there was no sale on the primary exchange on the Value Date, the most recent bid shall be used. Securities for which the NASDAQ Stock Market, Inc. (“NASDAQ”) provides a NASDAQ Official Closing Price (“NOCP”) will be valued at the NOCP. OTC common and preferred stocks quoted on NASDAQ or in another medium for which no NOCP is calculated by NASDAQ and securities traded on an exchange for which no sales are reported on the Value Date are valued at the most recent bid quotation on the Value Date on the relevant exchange or market as of the Value Time. An equity security not traded in the United States but listed on a foreign exchange shall be valued at the closing price on the principal foreign exchange where the security is traded, and if a closing price is not available the last bid price shall be used. Investment company securities are valued at the NAV per share calculated for such securities on the Value Date. Exchange-traded options, futures and options on futures are valued at their most recent sale price on the exchange on which they are primarily traded. Equity securities for which market quotations (i) are not readily available or (ii) do not accurately reflect the value of the securities, as determined by the Adviser, are valued at fair value using the Adviser’s pricing and valuation procedures, as approved by the Board. Significant bid-ask spreads, or infrequent trading may indicate a lack of readily available market quotations.
Debt securities will generally be valued at the evaluated price provided by an approved independent pricing service using both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity and type of issue. When an evaluated price is not readily available from a pricing service or independent broker-dealer, the value obtained is deemed to be unreliable, or there is a significant valuation event affecting the value of a security, the “fair value” of a security shall be determined by the Adviser’s Pricing Committee in accordance with the Adviser’s valuation procedures. Fixed income securities with 60 days or less to maturity at the time of purchase may be valued at amortized cost, unless such method is determined by the Pricing Committee to be inappropriate due to credit or other impairments of the issuer.
Generally, foreign equity securities denominated in foreign currencies are valued in the foreign currency and then converted into its U.S. dollar equivalent using the foreign exchange quotation in effect at the Value Time on the day the security’s value is determined.
Other types of securities and assets owned by the Fund (for example, rights and warrants) are valued using procedures contained in the Adviser’s pricing and valuation procedures.
In situations where it is determined that market quotations are not readily available from a pricing service or independent broker-dealer, or if the valuations are deemed to be unreliable or do not accurately reflect the
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value of the securities, “fair valuation” methodologies will be used. “Fair value” shall be deemed to be the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination will be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Under the pricing and valuation procedures, fair valuation methodologies may also be used in situations such as (i) a price is determined to be stale (for example, it cannot be valued using the standard pricing method because a recent sale price is not available) on more than five consecutive days on which the Fund calculates its NAV; or (ii) a significant valuation event is determined to have occurred pursuant to the Trust’s pricing and valuation procedures. A significant valuation event may include, but is not limited to, one or more of the following: (i) a significant event affecting the value of a security or other asset of the Fund that is traded on a foreign exchange or market has occurred between the time when the foreign exchange or market closes and the Value Time; (ii) one or more markets in which a security or other asset of the Fund trades is closed for a holiday on a Fund Value Date or, has closed or is disrupted as a result of unusual or extraordinary events (e.g., natural disasters, civil unrest, imposition of capital controls, etc.); (iii) there is an unusually large movement, between the Value Time on the previous day and today’s Value Time, in the value of one or more securities indexes that the Fund uses as a “benchmark” or that are determined by the Pricing Committee to be relevant to the Fund’s portfolio investments; or (iv) some other market or economic event (e.g., a bankruptcy filing) would cause a security or other asset of the Fund to experience a significant change in value. If it has been determined that a significant valuation event has occurred, each security may be valued pursuant to the fair value pricing procedures.
Portfolio Transactions
Pursuant to the Investment Advisory Agreement, the Adviser places orders for the purchase and sale of portfolio investments for the Fund’s accounts with brokers or dealers it selects in its discretion.
Purchases and sales of securities can be principal transactions in the case of debt securities and equity securities traded other than on an exchange. The purchase or sale of equity securities will frequently involve the payment of a commission to a broker-dealer who effects the transaction on behalf of the Fund. Debt securities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price. Generally, money market securities are traded on a net basis and do not involve brokerage commissions. Under the 1940 Act, persons affiliated with the Fund, the Adviser or the Distributor are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC or the transaction complies with requirements of certain SEC rules applicable to affiliated transactions.
Trade Allocation and Aggregation
Investment decisions for the Fund, and for the other investment advisory clients of the Adviser, are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. At times, two or more clients may also simultaneously purchase or sell the same security. In these cases, the Adviser may combine or aggregate purchase or sale orders for more than one client including the Fund.
Fixed Income Aggregation & Allocation
Certain types of securities may be better suited for particular accounts given each account’s benchmarks and/or investment restrictions. In allocating orders to fixed income clients, RBC GAM-US will determine that securities are consistent with guidelines and a particular style of account. Specific account needs such as portfolio duration, sector allocation, security characteristics, cash positions and typical size of positions may also influence allocation. In most instances, bonds will be allocated on a pro-rata basis to those accounts with
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the best fit and need. Not all eligible accounts will participate in every available opportunity but we will seek to treat them fairly over time.
Trading Costs
Trading involves transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. The Fund may purchase securities during an underwriting, which will include an underwriting fee paid to the underwriter. Purchases and sales of common stocks are generally placed by the Adviser with broker-dealers which, in the judgment of the Adviser, provide prompt and reliable execution at favorable security prices and reasonable commission rates.
The Adviser is obligated to exercise their fiduciary obligations to seek best execution of the Fund’s transactions under the circumstances of the particular transaction. The Adviser seeks to satisfy its best execution obligations by creating the conditions under which best execution is most likely to occur, i.e., by following policies and procedures designed to achieve it. In effecting purchases and sales of portfolio securities for the account of a Fund, the Adviser will seek the best execution of the Fund’s orders.
The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Board of Trustees, the Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Adviser to obtain the best results, taking into account the broker-dealer’s general execution and operational facilities, the type of transaction involved and other factors such as the dealer’s risk in positioning the securities. While the Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.
Broker-Dealer Selection
The Adviser’s objective for each transaction is to seek the broker most capable of providing the brokerage services necessary in obtaining the best execution, while taking into consideration factors such as: ability to minimize trading costs, level of trading expertise, infrastructure, financial condition and counterparty risk, confidentiality provided by broker-dealer, ability to facilitate liquidity, overall responsiveness, willingness to commit capital, regulatory history, competitiveness, execution quality, promptness of execution and ability to source securities. These considerations (and others as relevant) guide the selection of the appropriate venue (e.g., an ECN or alternative trading system (“ATS”), a traditional broker, algorithm, or a crossing network, etc.) in which to place an order and the proper strategy with which to trade.
The Adviser may not consider sales of RBC Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the RBC Funds.
Consistent with seeking best execution, the Fund may participate in “commission recapture” programs, under which brokers or dealers used by the Fund remit a portion of brokerage commissions to the particular Fund from which they were generated. Subject to oversight by the Fund’s Board of Trustees, the Adviser is responsible for the selection of brokers or dealers with whom the Fund executes trades and for ensuring that the Fund receives best execution in connection with its portfolio brokerage transactions. Participation in a commission recapture program is not expected to have a material impact on either expenses or returns of those Funds utilizing the program. RBC GAM US generally discourages participation in commission recapture programs.
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Total Brokerage Commissions
The following table shows total brokerage commissions paid by the Fund in the last three fiscal years.

	Fiscal Year Ended
Fund	September 30, 2025	September 30, 2024	September 30, 2023
RBC BlueBay Impact Bond Fund	19,189	15,982	13,089
The Fund did not engage in any brokerage transactions involving any broker-dealers that are affiliated with the Trust or the Adviser during the fiscal years ended September 30, 2025, 2024 and 2023.
As of September 30, 2025, the Fund did not hold any investments in securities of their regular broker-dealers.
Portfolio Turnover
Changes may be made in the Fund’s portfolios consistent with the investment objectives and policies of the Fund whenever such changes are believed to be in the best interests of the Fund and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of total purchases or sales of portfolio securities by the average monthly value of the Fund’s portfolio securities.
Higher portfolio turnover rates may result in higher brokerage expenses. The portfolio turnover rate for the Fund is set forth in the Financial Highlights section of the Fund’s Prospectus.
Taxation
The following is a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.
This “Taxation” section is based on the Internal Revenue Code of 1986, as amended (the “Code”) and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.
This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.
TAXATION OF THE FUND. The Fund has elected and intends to qualify each year as a RIC (sometimes referred to as a “regulated investment company” or “fund”) under Subchapter M of the Code. If a Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:
•  Distribution Requirement—The Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).
•  Income Requirement—The Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other
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disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).
•  Asset Diversification Test—The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.
In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See, “Tax Treatment of Portfolio Securities” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test which may have a negative impact on the Fund’s income and performance. In lieu of potential disqualification, the Fund may be permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.
The Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If a Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that a Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.
If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.
Portfolio Turnover. For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term
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capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund’s after-tax performance. See, “Taxation of Fund Distributions—Distributions of Capital Gains” below.
Capital Loss Carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Rules similar to those that apply to capital loss carryovers of individuals are applicable to RICs. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year, the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.
Deferral of Late Year Losses. The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, “Taxation of Fund Distributions—Distributions of capital gains” below). A “qualified late year loss” includes:
(i)
any net capital loss attributable to the portion of the taxable year after October 31, or if there is no net capital loss, any net long-term capital loss or any net short-term capital loss attributable to the portion of the taxable year after that date (“post-October losses”), and
(ii)
the sum of (a) specified losses incurred after October 31 of the current taxable year over specified gains incurred after October 31 of such taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over other ordinary gains incurred after December 31 of such taxable year.
The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains that are not described in the preceding sentence.
Undistributed Capital Gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net
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capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.
Federal Excise Tax. To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges, adjusted for certain ordinary losses) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. The Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Fund’s taxable year. Also, the Fund will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar year after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, the Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.
Foreign Income Tax. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known. Under certain circumstances (described below), the Fund may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so.
TAXATION OF FUND DISTRIBUTIONS. The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). The Funds will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.
Distributions of Net Investment Income. The Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. In the case of the Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. See the discussion below under the headings, “Qualified Dividend Income for Individuals” and “Dividends—Received Deduction for Corporations”.
Distributions of Capital Gains. The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gain
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realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.
Returns of Capital. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity REITs (see, “Tax Treatment of Portfolio Securities—Investments in U.S. REITs” below).
Qualified Dividend Income for Individuals. Ordinary income dividends reported by the Fund to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. “Qualified dividend income” means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by the Fund is equal to or greater than 95% of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.
Dividends-Received Deduction for Corporations. For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the corporate dividends-received deduction. The portion of dividends paid by the Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor. Specifically, the amount that the Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.
Impact of Realized but Undistributed Income and Gains, and Net Unrealized Appreciation of Portfolio Securities. At the time of your purchase of shares, the Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.
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Pass-Through of Foreign Tax Credits. If more than 50% of the Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. Shareholders who are not liable for U.S. federal income taxes, including retirement plans, other tax-exempt shareholders and non-U.S. shareholders, will ordinarily not benefit from this election with respect to foreign taxes. No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply. The Fund reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. See, “Tax Treatment of Portfolio Securities—Securities Lending” below.
U.S. Government Securities. Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae or Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.
Dividends Declared in December and Paid in January. Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.
Medicare Tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
SALES, EXCHANGES, AND REDEMPTIONS. Sales, exchanges and redemptions (including redemptions in-kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, the IRS requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.
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Tax Basis Information. The Fund is required to report to you and the IRS annually on Form 1099-B the cost basis of shares where the cost basis of the shares is known by the Fund (referred to as “covered shares”). However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account, or shareholders investing in a money market fund that maintains a stable NAV. When required to report cost basis, the Fund will calculate it using the Fund’s default method of average cost, unless you instruct the Fund in writing to use a different calculation method. In general, average cost is the total cost basis of all your shares in an account divided by the total number of shares in the account. To determine whether short-term or long-term capital gains taxes apply, the IRS presumes you redeem your oldest shares first.
The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Fund does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Fund in writing if you intend to utilize a method other than average cost for covered shares.
In addition to the Fund’s default method of average cost, other cost basis methods offered by the Trust, which you may elect to apply to covered shares, include:
•  Single Account Average Cost (SAAC) — the total cost basis of both covered shares and “noncovered shares” (as defined below) in an account are averaged to determine the basis of shares. By electing the single account average cost method, your noncovered shares will be redesignated as covered shares. This election is only available for current shareholders of the Fund.
•  First-In First-Out (FIFO) — depletes shares in the order of the acquisition date; the oldest shares are redeemed first.
•  Last-In First-Out (LIFO) — depletes shares in the order of the acquisition date; the newest shares are redeemed first.
•  High Cost (HIFO) — depletes shares in the order of highest cost per share; the most expensive shares are redeemed first.
•  Low Cost (LOFO) — depletes shares in the order of lowest cost per share; the least expensive shares are redeemed first.
•  Loss/Gain Utilization (LGUT) — depletes shares with losses prior to shares with gains and short-term shares prior to long-term shares.
•  Specific Lot Identification — depletes shares according to the lots chosen by the shareholder. If insufficient shares are identified at the time of disposition, then a secondary default method of first-in first-out will be applied.
You may elect any of the available methods detailed above for your covered shares. If you do not notify the Fund in writing of your elected cost basis method upon the initial purchase into your account, the default method of average cost will be applied to your covered shares. The cost basis for covered shares will be calculated separately from any shares for which cost basis information is not known by the Fund (“noncovered shares”) you may own, unless you elect single account average cost. You may change from average cost to another cost basis method for covered shares at any time by notifying the Fund in writing, but only for shares acquired after the date of the change (the change is prospective). The basis of the shares that were averaged before the change will remain averaged after the date of the change.
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With the exception of the specific lot identification method, the Trust first depletes noncovered shares in first in, first out order before applying your elected method to your remaining covered shares. If you want to deplete your shares in a different order then you must elect specific lot identification and choose the lots you wish to deplete first.
The Fund will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and the IRS. However the Fund is not required to, and in many cases the Fund does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore shareholders should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required by the Code and Treasury regulations when reporting these amounts on their federal income tax returns. Shareholders remain solely responsible for complying with all federal income tax laws when filing their federal income tax returns.
If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.
Wash Sales. All or a portion of any loss that you realize on a redemption of your Fund shares (other than shares of RBC BlueBay U.S. Government Money Market Fund) will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.
Redemptions at a Loss Within Six Months of Purchase. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.
Reportable Transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
TAX TREATMENT OF PORTFOLIO SECURITIES. Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to the Fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the Fund to its shareholders. This section should be read in conjunction with the discussion above under “Description of Securities and Investment Practices” for a detailed description of the various types of securities and investment techniques that apply to the Fund.
In General. In general, gain or loss recognized by the Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.
Certain Fixed-Income Investments. Gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made a current inclusion election to accrue market discount into
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income as it accrues. If the Fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the Fund generally is required to include in gross income each year the portion of the original issue discount which accrues during such year. Therefore, the Fund’s investment in such securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.
Investments in Debt Obligations that are at Risk of or in Default Present Tax Issues for the Fund. Tax rules are not entirely clear about issues such as whether and to what extent the Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.
Options, Futures, Forward Contracts, Swap Agreements and Hedging Transactions. In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of the Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.
The tax treatment of certain futures contracts entered into by the Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.
In addition to the special rules described above in respect of options and futures transactions, the Fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or
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future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid the Fund-level tax.
Certain of the Fund’s investments in derivatives and foreign currency-denominated instruments, and the Fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If the Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.
Foreign Currency Transactions. The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease the Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. In certain cases, the Fund may make an election to treat such gain or loss as capital.
PFIC Investments. The Fund may invest in securities of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, the Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, the Fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Fund to make a mark-to-market election. If the Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.
Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to the Fund will be treated as long term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn the Fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated
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earnings and profits. Also, see, “Tax Treatment of Portfolio Securities—Investment in Taxable Mortgage Pools (Excess Inclusion Income)” below with respect to certain other tax aspects of investing in U.S. REITs.
Individuals and certain other noncorporate entities are generally eligible for a 20% deduction with respect to ordinary dividends received from REITs (“qualified REIT dividends”). Applicable treasury regulations permit a RIC to pass through to its shareholders qualified REIT dividends eligible for the 20% deduction.
Investment in Non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by the Fund in a non-U.S. REIT may subject the fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. A fund’s pro rata share of any such taxes will reduce the fund’s return on its investment. A fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “PFIC Investments.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Fund – Foreign Income Tax.” Also, the Fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.
Investment in Taxable Mortgage Pools (Excess Inclusion Income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of the Fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that the Fund will not allocate to shareholders excess inclusion income.
These rules are potentially applicable to the Fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to the Fund that has a non-REIT strategy.
Section 163(j) Interest Dividends. Certain distributions reported by the Fund as section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that the Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s
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business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.
Investments in Partnerships and QPTPs. For purposes of the Income Requirement, income derived by the Fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. While the rules are not entirely clear with respect to the Fund investing in a partnership outside a master-feeder structure, for purposes of testing whether the Fund satisfies the Asset Diversification Test, the Fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, “Taxation of the Fund.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by the Fund from an interest in a QPTP will be treated as qualifying income but the Fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause the Fund to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to the Fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the Fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.
Individuals and certain other noncorporate entities are generally eligible for a 20% deduction with respect to ordinary dividends received from REITs (“qualified REIT dividends”) and certain taxable income from MLPs (“MLP Income”). Applicable treasury regulations permit a regulated investment company to pass through to its shareholders qualified REIT dividends eligible for the 20% deduction. However, the regulations do not provide a mechanism for a regulated investment company to pass through to its shareholders MLP Income that would be eligible for such deduction if received directly by the shareholders. It is uncertain whether future guidance will enable a RIC to pass through the special character of MLP Income to the RIC’s shareholders.
Investments in Convertible Securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange-traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount (“OID”) principles. Certain adjustments to the conversion ratio with respect to convertible debt could be treated as taxable income to the holder of such debt.
Investments in Securities of Uncertain Tax Character. The Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.
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BACKUP WITHHOLDING. By law, the Fund may be required to withhold at the applicable rate a portion of your taxable dividends and sales proceeds unless you:
•  provide your correct social security or taxpayer identification number,
•  certify that this number is correct,
•  certify that you are not subject to backup withholding, and
•  certify that you are a U.S. person (including a U.S. resident alien).
The Fund also must withhold if the IRS instructs it to do so. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting.
EFFECT OF FUTURE TAX LEGISLATION; LOCAL TAX CONSIDERATIONS. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.
NON-U.S. SHAREHOLDERS. The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates).
Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, or foreign corporation (“foreign shareholder”) depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short-term capital gains) will generally be subject to U.S. federal withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund and on distributions of net long-term capital gains (including amounts retained by a Fund which are reported as undistributed capital gains) that are reported as capital gain dividends unless such a foreign shareholder is a nonresident alien individual who is present in the United States for 183 days or more during the taxable year and certain other conditions are met. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations. Foreign shareholders may also be subject to U.S. federal withholding tax on deemed income resulting from any election by a Fund to treated qualified foreign taxes as passed through to shareholders (as described above) but may not be able to claim a U.S. tax credit or deduction with respect to such taxes.
Properly reported dividends received by a foreign shareholder are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, reduced by expenses that are allocable to such income), or (b) are paid in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on the circumstances, the Fund may report all, some or none of the Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund’s distributions
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(e.g. interest from non-U.S. sources or any foreign currency gains) may be ineligible for this potential exemption from withholding.
A foreign shareholder who fails to furnish the proper IRS Form W-8, or an acceptable substitute, may be subject to backup withholding on dividends (including capital gain dividends) and on the proceeds of redemptions and exchanges of shares of a Fund.
Payments of income dividends to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. and foreign tax consequences of ownership of shares of the Fund including the application of U.S. estate tax.
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Other Information
Capitalization
The Trust is a Delaware statutory trust established under a Certificate of Trust dated December 16, 2003 and currently consists of 17 separately managed portfolios, each of which offers one or more classes of shares. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with no par value per share. The Board of Trustees may establish additional portfolios (with different investment objectives and fundamental policies), or additional classes of shares, at any time in the future. Establishment and offering of additional portfolios or classes will not alter the rights of the Trust’s shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In any liquidation of the Fund or class, each shareholder is entitled to receive his pro rata share of the net assets of the Fund or class.
Voting Rights
The Trust is an open-end investment management company and under its Amended and Restated Agreement and Declaration of Trust, it is not required to hold annual meetings of the Fund’s shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Amended and Restated Agreement and Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, under applicable law, the Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.
The Fund may vote separately on matters affecting only the Fund, and each class of shares of the Fund may vote separately on matters affecting only that class or affecting that class differently from other classes. The Trust’s shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.
Other Service Providers
U.S. Bank, N.A., 1555 N. Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, acts as custodian of the Fund. U.S. Bank, N.A. is responsible for the safekeeping of the Fund’s assets and for providing related services U.S. Bank Global Fund Services, 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202, serves as the transfer agent for the Trust.
The Bank of New York Mellon, 103 Bellevue Parkway, 2nd Floor, Wilmington, Delaware 19809, provides certain administrative and fund accounting services to the Fund pursuant to an Administration and Fund Accounting Services Agreement.
Independent Registered Public Accounting Firm
The Board of Trustees has appointed PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm of the Trust for the fiscal year ending September 30, 2026. PwC will audit the Trust’s annual financial statements and provide services related to tax compliance and SEC filings. PwC’s address is 45 South Seventh Street, Suite 3400, Minneapolis, Minnesota 55402.
Code of Ethics
The Trust, Adviser and the Distributor have each adopted a code of ethics, under Rule 17j-1 of the 1940 Act which is designed to prevent access persons of the Trust, Adviser and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the
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Fund (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.
Portfolio Holdings Disclosure Policies and Procedures
It is the policy of the Trust to disclose nonpublic Fund portfolio holdings information only when there is a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality, including a duty not to trade on the nonpublic information. It is also the Trust’s policy that no compensation or other consideration may be received by the Trust, the Adviser or any other party in connection with such disclosures. The related procedures are reasonably designed to prevent the use of portfolio holdings information to trade against the Fund, or otherwise use the information in a way that would harm the Fund, and to prevent selected investors from having and using nonpublic information that will allow them to make advantageous decisions with respect to purchasing and selling Fund shares.
The Trust makes portfolio holdings information publicly available in multiple ways. With respect to all Funds, portfolio holdings information as of the second and fourth fiscal quarter-ends are available on the Funds’ website at www.dfinview.com/usrbcgam and are contained in the Funds’ Form N-CSR filings. The filings are available at www.sec.gov. No later than 60 days after the end of each fiscal quarter, each Fund files three monthly reports of portfolio holdings, relating to each month of such fiscal quarter, on Form N-PORT. The report for the third month of the fiscal quarter is publicly available at www.sec.gov. In addition, as further described below, all Funds make certain portfolio securities information available on its website which is accessed by using the Funds’ link at www.rbcgam.com. On the tenth business day after month-end, the RBC BlueBay Impact Bond Fund’s holdings are posted on the Funds’ website. This posting of holdings on the Fund’s website may be delayed until a Fund has a full calendar quarter of performance history.
Once portfolio holdings information has been made public, the Adviser may provide portfolio holdings information to any third party, including actual and prospective individual and institutional shareholders, intermediaries, and affiliates of the Adviser.
The Trust also provides Fund portfolio holdings information outside of the public disclosure described above. Such information is provided only where there is a legitimate business purpose for doing so and the recipient has a duty of confidentiality, including the duty to not trade on such information. Such duty may be based on the recipient’s status (e.g., a fiduciary), or on an agreement between the Trust (or its authorized representative) and the recipient.
Nonpublic holdings information may not be provided without the approval of the Trust’s President or his designate (the Fund’s CFO or CCO). The President or his designate will approve such disclosure only after (1) concluding that disclosure is in the best interests of the Fund and its shareholders, including considering any conflicts of interest presented by such disclosure and (2) ensuring that the recipient has a duty by virtue of a confidentiality agreement, status, contract, or agreement to maintain the confidentiality of the information and not to trade on it.
The Trust has certain ongoing arrangements to provide nonpublic holdings information. No compensation or other consideration is received by the Trust, the Adviser or any other party in connection with such arrangements. The following list identifies the recipients of such information as of the date of this SAI. Unless otherwise stated, there may be no lag between the date of the information and the date on which the information is disclosed pursuant to these arrangements.
Adviser: Nonpublic holdings information and information derived therefrom is provided on a continuous basis to Adviser employees who have a need to know the information in connection with their job responsibilities, such as investment, compliance, and operations personnel. Such individuals are prohibited from trading on the basis of nonpublic holdings information and are subject to the reporting and monitoring obligations of the Adviser’s Code of Ethics and the Trust’s Code of Ethics.
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Adviser Affiliates RBC Global Asset Management Inc. “RBC GAM” and RBC Capital Markets, LLC “RBC CM”: Nonpublic holdings information is made available to certain employees of RBC GAM and RBC CM. Such individuals are prohibited from trading on the basis of nonpublic holdings information.
Trust Board of Trustees: Nonpublic holdings information and information derived therefrom may be provided on a quarterly or more frequent basis to the Board of Trustees, particularly in connection with quarterly Board meetings. Such individuals are prohibited from trading on the basis of Nonpublic Holdings Information and are subject to the reporting and monitoring obligations of the Trust’s Code of Ethics.
Trust Service Providers: U.S. Bank, N.A. (the custodian for the Fund), U.S. Bank Global Fund Services (the transfer agent), RBC Global Asset Management (U.S.) Inc. and The Bank of New York Mellon (the co-administrators), Quasar Distributors, LLC (the distributor), RBC Capital Markets, LLC (administrative and distribution-related services), the Trust’s financial printer, website provider, proxy service provider and the like may receive nonpublic holdings information on a continuous or other periodic basis, provided that such organization has a duty to maintain the information in confidence, and not to trade on the basis of such information. For example, the Trust’s website provider receives complete Fund holdings on a monthly basis with a four-day delay.
The Trust’s outside counsel, independent trustees’ counsel and independent registered public accounting firm may receive nonpublic holdings information in connection with their services to the Trust, particularly with respect to quarterly Board meetings and the annual fund audits. Each of these is subject to pre-existing fiduciary duties or duties of confidentiality arising from established rules of professional responsibility and ethical conduct.
Fund Ranking and Ratings Organizations: Nonpublic holdings information may be provided to organizations that provide mutual fund rankings, ratings and/or analysis.
When Required by Applicable Law: Nonpublic holdings information may be disclosed to any person as required by applicable laws, rules and regulations. For example, such information may be disclosed in response to regulatory requests for information or in response to legal process in litigation matters.
On an annual basis, the Trust’s Chief Compliance Officer will report to the Board of Trustees on the operation of these policies and procedures, including a list of all parties receiving material nonpublic portfolio holdings information. On a quarterly basis, the Trust’s Chief Compliance Officer will report to the Board of Trustees regarding all approvals for disclosure of material nonpublic information during the previous period.
Registration Statement
This SAI and the Prospectus do not contain all the information included in the Trust’s Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.
Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.
Financial Statements
The Report of the Independent Registered Public Accounting Firm and financial statements and financial highlights of the Fund included in its most recent Form N-CSR, dated September 30, 2025, is incorporated herein by reference to such Annual Report.
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Copies of such Form N-CSR for the Fund are available without charge upon request by writing to RBC Funds Trust, 250 Nicollet Mall, Suite 1550, Minneapolis, Minnesota 55401, or telephoning (800) 422-2766 or on the Fund’s website at www.dfinview.com/usrbcgam.
The financial statements and financial highlights for the fiscal year ended September 30, 2025 have been audited by PwC, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference. Such financial statements and financial highlights have been so incorporated in reliance upon the reports of said firm, which reports are given upon their authority as experts in auditing and accounting.
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS OR THIS SAI OR INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS SAI OR THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS SAI DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.
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APPENDIX A
RATINGS OF DEBT INSTRUMENTS
CORPORATE AND MUNICIPAL BOND RATINGS.
MOODY’S INVESTORS SERVICE, INC. (“MOODY’S”) GLOBAL LONG-TERM RATING SCALE:
Aaa –
Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa –
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A –
Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa –
Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba –
Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B –
Obligations rated B are considered speculative and are subject to high credit risk.
Caa –
Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca –
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C –
Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*
Note: For more information on long-term ratings assigned to obligations in default, please see the definition “Long-Term Credit Ratings for Defaulted or Impaired Securities” in the Other Definitions section of Moody’s Rating Symbols and Definitions publication.
* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
STANDARD & POOR’S FINANCIAL SERVICES LLC (“S&P”) LONG-TERM ISSUE CREDIT RATINGS:
Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:
– The likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; and
– The nature of and provisions of the financial obligation and the promise S&P imputes; and
– The protection afforded by, and relative position of, the financial obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
An issue rating is an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA – An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC, and C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB – An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B – An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC – An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC – An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time of default.
C – An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D – An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days, in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

STATE, MUNICIPAL NOTES AND TAX EXEMPT DEMAND NOTES
MOODY’S SHORT-TERM OBLIGATION RATINGS:
We use the global short-term Prime rating scale for commercial paper issued by US municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity. For other short-term municipal obligations, we use one of two other short-term rating scales, the Municipal Investment Grade (MIG) and Variable Municipal Investment Grade (VMIG) scales discussed below. We use the MIG scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, we use the MIG scale for bond anticipation notes with maturities of up to five years.
MIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2 – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3 – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well-established.
SG – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
MOODY’S DEMAND OBLIGATION RATINGS:
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade. Please see our methodology that discusses demand obligations with conditional liquidity support.
We typically assign the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.
VMIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2 – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3 – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
Note: For VRDBs supported with conditional liquidity support, short-term ratings transition down at higher long-term ratings to reflect the risk of termination of liquidity support as a result of a downgrade below investment grade, VMIG ratings of VRDBs with unconditional liquidity support reflect the short-term debt rating (or counterparty assessment of the liquidity support provider with VMIG1 corresponding to P-1, VMIG2 to P-2, VMIG3 to P-3 and SG to not prime.
S&P MUNICIPAL SHORT-TERM NOTE RATINGS:
An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s Global Ratings’ analysis will review the following considerations:
– Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
– Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note
Note rating symbols are as follows:
SP-1 – Strong capacity to pay principal and interest. An issue determined to possess very strong capacity to pay debt service is given a plus (+) designation.
SP-2 – Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3 – Speculative capacity to pay principal and interest.
D – ‘D’ is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
COMMERCIAL PAPER RATINGS
MOODY’S GLOBAL SHORT-TERM RATINGS:
Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.
Prime-1 (P-1) – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
Prime-2 (P-2) – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
Prime-3 (P-3) – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
Not Prime – (NP) – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P SHORT-TERM ISSUE CREDIT RATINGS:
A-1 – A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2 – A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3 – A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B – A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
C – A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D – A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
INTERNATIONAL LONG-TERM CREDIT RATINGS
FITCH RATINGS LTD. (“FITCH”):
International credit ratings relate to either foreign currency or local currency commitments and, in both cases, assess the capacity to meet these commitments using a globally applicable scale. As such, both foreign currency and local currency international ratings are internationally comparable assessments.
The local currency international rating measures the likelihood of repayment in the currency of the jurisdiction in which the issuer is domiciled and hence does not take account of the risk that it will not be possible to convert local currency into foreign currency, or make transfers between sovereign jurisdictions (transfer and convertibility (T&C) risk).
A Local Currency International Rating will be assigned in cases where an issuance’s original terms and conditions allow for repayment of foreign currency investors in local currency equivalent at the prevailing exchange rate at the time of repayment.
Foreign currency ratings additionally consider the profile of the issuer or note after taking into account T&C risk. This risk is usually communicated for different countries by the Country Ceiling, which “caps” the foreign currency ratings of most, though not all, issuers within a given country.
Besides T&C risks, there can be rating distinctions between an issuer’s Local Currency and Foreign Currency Ratings, when there is considered to be a risk of selective default on Local Currency obligations versus Foreign Currency obligations, or vice versa.

A Foreign Currency Rating will be assigned in cases where an issuance is denominated in local currency or local currency equivalent, but repayment of principal and/or interest is required to be made in foreign currency at the prevailing exchange rate at the time of repayment.
Foreign currency ratings additionally consider the profile of the issuer or note after taking into account transfer and convertibility risk. This risk is usually communicated for different countries by the Country Ceiling, which “caps” the foreign currency ratings of most, though not all, issuers within a given country.
AAA – Highest Credit Quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA – Very High Credit Quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A – High Credit Quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB – Good Credit Quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB – Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.
B – Highly Speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC – Substantial Credit Risk. Default is a real possibility.
CC – Very High Levels Of Credit Risk. Default of some kind appears probable.
C – Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a “C” category rating for an issuer include:
a.
the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b.
the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
c.
the formal announcement by the issuer or their agent of a distressed debt exchange; and
d.
a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.
RD – Restricted Default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced:
a.
an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation but

b.
has not entered into bankruptcy filings, administration, receivership, liquidation, or other forma winding-up procedure, and
c.
has not otherwise ceased operating.
This would include:
i.
the selective payment default on a specific class or currency of debt;
ii.
the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; and
iii.
the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligation, wither in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.
D – Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
NATIONAL LONG-TERM CREDIT RATINGS
FITCH:
National ratings express creditworthiness across the full range of the credit rating scale, using similar symbols to those used for international ratings. However, to assure differentiation between the two scales, a two- or three-letter suffix is appended to the national rating to reflect the specific nature of the national scale to the country concerned. For ease of reference, Fitch uses the suffix of (xxx) to indicate a national rating.
Each country or monetary union’s national rating scale is specific to that jurisdiction and is not comparable to national scales of different countries. Key characteristics of national ratings are described in this document. For a more in-depth explanation on the application of national ratings, including unique application considerations, please see the National Scale Rating Criteria at www.fitchratings.com/criteria.
National Relativity
National ratings are a measure of relative credit risk among issuers in a country or monetary union, except in circumstances when ratings are notched for support or at the instrument level to differentiate priority/recovery prospects relative to other local market instruments. Where national ratings are derived by notching, they reflect creditworthiness relative to the respective supporting entity’s (parent or government) national rating, rather than to unsupported national ratings. National Rating Correspondence Tables often will have a notch-specific LC IDR or credit opinion that relate to multiple rating options on the national scale.
LC and FC Issuer National Ratings
National ratings can be assigned to the issuer or at the specific debt instrument level.

Issuer-level national ratings address the relative vulnerability to default of LC obligations (or legal tender) for local issuers within the country concerned when not notched for support. Therefore, national ratings exclude the risk that cross border investors may be unable to repatriate interest and principal repayments out of the country. Issuer-level national ratings do not incorporate transfer and convertibility risk associated with the FC obligations of a local issuer, and this is the reason the national scale rating analysis begins with an international LC rating or LC credit opinion as transfer and convertibility risk is only incorporated into FC ratings; there are some exceptions where ratings may be notched.
Issuer and Instrument-level National Ratings
Fitch assigns national ratings to specific debt instruments denominated in LC and issued where the entity or issuer is domiciled. Fitch may also assign national instrument ratings to i) foreign issuers’ obligations issued in LC in the country concerned, and ii) local or foreign issuers’ (legal entities or branches) obligations where repayment is in FC and a national scale rating may be required to comply with local regulation and/or local market practices often found in Central America and countries with high levels of dollarisation; national ratings of FC instruments are less common.
Convergence at ‘C’
A ‘C’ level rating on both the international and national rating scales reflects that the default of an issuer is imminent. As a result, a ‘C’ rating on one scale is necessarily a ‘C’ rating on the other scale.
Due to the greater differentiation across national rating scales relative to the international rating scale, there can be more rating volatility and more significant rating transition for National Ratings compared with International Ratings.
AAA(xxx) – ‘AAA’ National Ratings denote the highest rating assigned by the agency in its National Rating scale for that country. This rating is assigned to issuers or obligations with the lowest expectation of default risk relative to all other issuers or obligations in the same country or monetary union.
AA(xxx) – ‘AA’ National Ratings denote expectations of very low default risk relative to other issuers or obligations in the same country or monetary union. The default risk inherent differs only slightly from that of the country’s highest rated issuers or obligations.
A(xxx) – ‘A’ National Ratings denote expectations of low default risk relative to other issuers or obligations in the same country or monetary union.
BBB(xxx) – ‘BBB’ National Ratings denote a moderate default risk relative to other issuers or obligations in the same country or monetary union.
BB(xxx) – ‘BB’ National Ratings denote an elevated default risk relative to other issuers or obligations in the same country or monetary union.
B(xxx) – ‘B’ National Ratings denote a significantly elevated default risk relative to other issuers or obligations in the same country or monetary union.
CCC(xxx) – ‘CCC’ National Ratings denote a very high level of default risk relative to other issuers or obligations in the same country or monetary union.
CC(xxx) – ‘CC’ National Ratings denote the level of default risk is among the highest relative to other issuers of obligations in the same country or monetary union.
C(xxx) – A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a “C” category rating for an issuer include:

a.
the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b.
the issuer has entered into a temporary negotiate waiver or standstill agreement following a payment default on a material financial obligation;
c.
the formal announcement by the issuer or their agent of a distressed debt exchange; and
d.
a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.
RD(xxx) – Restricted Default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:
-  the selective payment default on a specific class or currency of debt;
-  the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
-  the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or
-  execution of a distressed debt exchange on one or more material financial obligations.
D(xxx) – ‘D’ National Ratings denote an issuer that has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.
Notes: The ISO International Country Code is placed in parentheses immediately following the rating letter to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.
SHORT-TERM CREDIT RATINGS
FITCH:
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
F1 – Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2 – Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.
F3 – Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B – Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C – High Short-Term Default Risk. Default is a real possibility.

RD – Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
NATIONAL SHORT-TERM CREDIT RATINGS
FITCH:
F1(xxx) – Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under the agency’s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country or monetary union. Where the liquidity profile is particularly strong, a “+” is added to the assigned rating.
F2(xxx) – Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union. However, the margin of safety is not as great as in the case of the higher ratings.
F3(xxx) – Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.
B(xxx) – Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.
C(xxx) – Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.
RD(xxx): Restricted Default. – Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
D(xxx) – Indicates a broad-based default event for an entity, or the default of a short-term obligation.
Notes to Long-Term and Short-Term National Ratings:
The ISO International Country Code is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.
“+” or “-” may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx)’.

RBC Global Asset Management
Proxy Voting Guidelines
Updated March 2025

Proxy Voting Guidelines – February 2023 B-2

Introduction
Proxy voting approach
As an asset manager, RBC Global Asset Management (RBC GAM)1 acts in the best interests of the accounts that it manages, including segregated client accounts and investment funds (collectively, “portfolios”). This includes exercising the voting rights attached to securities in the portfolios we manage, where we have such authority. We exercise the voting rights of the portfolios we manage in their best interests and with a view to enhancing the long-term value of the securities held.
Enhancing governance
We believe that issuers with good governance practices generally are able to focus on long-term sustainable growth, and are more likely to effectively manage conflicts and material environmental and social risk factors. These issuers are also more likely to access fixed income markets when needed, and pose less risk for equity investors due to proper alignment of shareholder and management interests. As such, we believe that exercising our voting rights is an effective way of considering issues that are material to our investments and can help protect and enhance the long term value of the portfolios we manage.
Proxy voting issues
Issuers’ proxies most frequently contain management proposals to elect directors, to appoint auditors, to adopt or amend compensation plans, and to amend the capitalization of the issuer.
A decision to invest in an issuer can include consideration of the performance of its management and its corporate governance practices. Since a decision to invest is generally an endorsement of management of the issuer, we will usually vote with management recommendations on routine matters. When considering the election of directors, we may consider the board’s past course of action and any plans to improve governance and disclosure.
Proxies may also contain shareholder proposals requesting a change in an issuer’s policies and practices. When evaluating shareholder proposals, we consider materiality, prescriptiveness, and existing disclosures and commitments, where applicable. Under this approach, where we believe fulfillment of shareholder proposal requests is in the best interests of our portfolios, we will support them.
We conduct due diligence on management performance and corporate governance issues and may consider the analysis and voting recommendations provided by independent research firms. We are also members of organizations such as the Canadian Coalition for Good Governance, the Council of Institutional Investors, the International Corporate Governance Network, and the Responsible Investment Association, which provide industry insights on corporate governance best practices.
Securities lending
Some RBC GAM funds participate in securities lending programs. In order to allow for proxy voting for securities that have been loaned by these funds, we will generally recall all of these securities for North American issuers on or before the record date to ensure vote eligibility. For loaned securities of issuers outside of North America, we will generally recall all of the securities of an issuer where we own at least 1% of the outstanding shares of that issuer or there is a significant voting issue where RBC GAM’s position could impact the result. We may keep securities out on loan for these funds where we determine it is in the best interests of the fund to do so.
Proxy Voting Guidelines
We have established these Proxy Voting Guidelines (the “Guidelines”) to govern the exercise of our voting rights. We review and update our Guidelines on an ongoing basis as our view of corporate governance best practices evolves and with the
1
In this document, references to RBC GAM include the following affiliates: RBC Global Asset Management Inc. (including PH&N Institutional), RBC Global Asset Management (U.S.) Inc., RBC Global Asset Management (UK) Limited, RBC Global Asset Management (Asia) Limited, and RBC Indigo Asset Management Inc. (RBC Indigo).
Proxy Voting Guidelines – March 2025 B-3

view to enhance the long-term value of our portfolios.
Our Guidelines are published for the information of clients, to provide issuers with our views on governance practices, and to provide issuers with context on our voting decisions.
While we will generally vote proxies in accordance with the Guidelines, there may be circumstances where we believe it is in the best interests of our portfolios for us to vote differently than as contemplated by the Guidelines, or to withhold a vote or abstain from voting.
In the event of a perceived or actual conflict of interest involving the exercise of proxy voting rights, we follow procedures to help ensure that a proxy is exercised in accordance with our Guidelines, uninfluenced by considerations other than the best interests of our portfolios.
The Guidelines are applied for issuers in Canada, the United States, the United Kingdom, Ireland, Australia, and New Zealand. In all other markets, RBC GAM utilizes the local benchmark voting policy of Institutional Shareholder Services Inc.(ISS).It should be noted that the Guidelines may not specifically address each voting issue that may be encountered. In these cases, RBC GAM will generally follow ISS’ local benchmark voting policy, after reviewing and agreeing with their implementation. RBC GAM reviews meetings and proposals to help ensure votes are submitted in the best interests of our portfolios. RBC GAM has the ability to override the recommended votes of ISS if we determine that the recommended votes would not be in the best interests of our portfolios.
Proxy voting process
Proxy voting vendor
RBC GAM retains the services of ISS to manage and execute proxy votes. In addition, ISS provides custom voting recommendations for proxies based on our Guidelines, where applicable. RBC GAM subscribes to the research of both ISS and Glass, Lewis & Co. The research and benchmark policy voting recommendations from both proxy advisors may be considered as part of the proxy voting decision. However, the final voting decision is independent and voting authority rests solely with RBC GAM.
RBC GAM engages with ISS on an annual basis in advance of the upcoming proxy voting season to confirm the desired implementation of the Guidelines and any updates thereof. This includes a review of ISS’ benchmark voting policy updates to consider applicable guidelines and their implementation.
Internal monitoring and review
RBC GAM has a process to manage the review and approval of vote instructions. Our Responsible Investment (RI) team manages the internal review of proxy voting to help ensure that the custom recommendations made by ISS correctly reflect the intentions of the Guidelines. This includes the review of upcoming company meetings, corresponding meeting research and custom vote recommendations by the RI team’s analysts. Our investment teams receive regular reports of upcoming meetings in the portfolios they manage, which may include flags and rationales for any recommended votes against the recommendations of management based on either the Guidelines or ISS’ local benchmark voting policy. See ‘Miscellaneous voting processes’ for more information on our approach when ISS does not provide custom voting recommendations.
For logistical and organizational purposes, and to increase the likelihood of vote acceptance, we have instructed ISS to auto-submit votes based on our custom voting recommendations, where applicable, prior to each meeting’s own market cutoff date. Because voting authority rests solely with RBC GAM, we may manually submit our votes at any time prior to the meeting. In each case, the aforementioned review and approval process is applied.
In advance of a meeting, if a company files additional soliciting materials with the local regulators, or publishes a response to the research or vote recommendations of ISS or Glass, Lewis & Co., sufficiently in advance of applicable voting deadlines, we will review those responses and consider them in our voting decision, if deemed material to the voting decision. We welcome these
Proxy Voting Guidelines – March 2025 B-4

disclosures, as they can provide a wider group of investors with useful information than the company may otherwise be able to engage with directly. In the case of Glass, Lewis & Co., the vendor publishes company responses in amended research reports, and our RI team receives email notifications of such amendments. In the case of ISS, the vendor publishes ‘Proxy Alerts’ in amended research reports. Because we retain the services of ISS to manage and execute proxy votes, we also utilize the vendor’s online voting platform to notify our RI team of instances where (a) an ISS research report has been republished, (b) ISS’ benchmark policy voting recommendations have changed, and (c) ISS has changed its custom voting recommendation to us. Due to the various parties and systems involved in the proxy voting process and the volume of votes researched, we believe issuers should aim to disclose responses or additional solicitation materials as soon as possible to provide investors with ample time to consider the disclosed information.
Vote override
In scenarios where we believe the custom voting recommendations from ISS are inconsistent with the intentions of the Guidelines, and/or do not reflect the best interests of the portfolio(s), a vote override process will be initiated. This process can be prompted through the review process of the RI team or as a result of direct input from the investment teams. Investment teams are consulted on vote override requests and the request is submitted to the Proxy Voting Committee for review. Our Proxy Voting Committee includes our Chief Investment Officer (CIO) and the Managing Director & Head, Responsible Investment. In order for a vote override request to be processed, the majority of Proxy Voting Committee members (not including the CIO) must agree. The CIO has ultimate authority on all proxy voting decisions, which are made in a manner consistent with the firm’s fiduciary duty. We consider a vote override to be consistent with the intentions of the Guidelines, and our approach to exercise the portfolios’ voting rights in their best interests, with a view of enhancing the long-term value of the securities held.
Miscellaneous voting processes
In certain cases, ISS does not provide a voting recommendation on a proposal. These cases include, but are not limited to:
• Transaction-related proposals such as the approval of merger and acquisition transactions.
• Proposals at the meetings of private companies.
• Proposals at certain bondholder meetings.
These proposals are evaluated on a case-by-case basis and referred to the applicable portfolio managers. The RI team works with applicable portfolio managers and the Proxy Voting Committee (if required) to reach a final voting decision.
In some cases, RBC GAM may receive physical proxy voting ballots or may need to instruct votes directly through custodians or other parties involved in voting administration. This is most common for certain fixed income investment strategies. Typically, ISS will be unable to provide custom voting recommendations in these cases, and the RI team will work directly with applicable portfolios managers and the Proxy Voting Committee (if required) to reach a final voting decision.
For certain fixed income portfolios, votes are submitted in Broadridge’s ProxyEdge platform by a RBC GAM Corporate Actions team. In these cases, ISS’ custom voting recommendations are not available directly in the ProxyEdge platform. The RI team works directly with the Corporate Actions team, applicable portfolio managers, and the Proxy Voting Committee (if required) to reach a final voting decision.
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1. Board of directors
The board of directors of a corporation must act in the best interests of that corporation. The board engages the services of a management team to ensure the corporation’s long-term success. The board’s key functions are to approve direction of corporate strategy, supervise risk management, and evaluate the performance of the company and of management. Overall, the board is responsible for determining, implementing, and maintaining a culture of integrity and ethical behaviour.
In order to be effective in representing the interests of security holders, we believe the board should generally reflect the criteria outlined below. If these criteria are met, then we will generally vote in favour of the election of directors proposed by management. We will also generally support shareholder proposals seeking to implement these criteria.
1.1 Independence of the board of directors
Ideally, the board should be composed of a substantial majority of independent directors.
An independent director shall be independent of management and free from any interest or relationship that could interfere with the director’s ability to act in the best interests of the corporation and its shareholders. A director who is not independent will be considered to be independent three years after the termination of the relationship or interest that caused the director’s independence to be compromised. However, a former CEO or CFO of the company will not be considered independent until five years after their employment with the company ends.
For directors who are also major shareholders (defined as a person who controls 5% or more of the equity or voting rights of the company), independence will be assessed on a case-by-case basis. However, if these directors hold stock that has disproportionate voting rights, they will not be considered to be independent.
We will consider proposals to adopt a stricter definition of independence on a case-by-case basis and in doing so will consider the current independence of the board as well as local legal and regulatory requirements.
Voting guideline
We will generally not support directors who are non-independent, with the exception of the current CEO, if the proposed board is composed of less than a two-thirds majority of independent directors.
1.2 Independence of the chair
It is a matter of good governance practice that an independent director be appointed to the position of chair of the board of directors. An independent chair is one of the primary mechanisms by which board independence is maintained. If the chair is not independent, we would generally expect the appointment of a lead independent director.
Voting guideline
We will generally not support a non-independent director if he or she is also chair (or will become chair upon becoming a director) unless an independent director is appointed as a lead director and an independent corporate governance committee exists.
1.3 Executive chair
In some instances a company may appoint an individual to be an “executive chair” of the board. An executive chair can present both corporate governance and compensation concerns for shareholders. The company should disclose the role of the executive chair in detail and explain to shareholders why having an executive chair is appropriate for its governance.
Compensation arrangements for an executive chair can be of particular concern and should be assessed in the context of director compensation rather than executive compensation practices. We are particularly concerned when the executive chair role appears to have been created to provide ongoing generous compensation to a retired CEO or founder of the company.
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Voting guideline
We will review all executive chair compensation arrangements on a case-by-case basis but may withhold/vote against members of the compensation committee if the executive chair’s total compensation is more than two times that of the highest paid independent director sitting on the board.
1.4 Risk management
One of the primary responsibilities of the board is to understand the risks facing the company and to help ensure that management has put in place appropriate measures to identify, monitor and manage those risks. While initial responsibility for risk management may be delegated to a committee of the board, it is ultimately the responsibility of the entire board.
Proper succession planning is also an important responsibility of senior management and the board, particularly when it comes to identifying candidates for the CEO role. Companies and boards should have a robust succession planning process and disclose to shareholders the process to ensure that the company follows that process.
Voting guideline
Proposals to establish a risk committee of the board will be assessed on a case-by-case basis. These proposals will be assessed in the context of the risk profile of the company and how effectively those risks are being managed.
1.5 Board size
The number of directors on a board can be an important factor in board effectiveness. The board should be large enough to adequately perform its responsibilities without being so large that it becomes cumbersome. In general, boards should have between 5 and 15 directors, but the appropriate number of directors will vary with the size and nature of the corporation.
Voting guideline
Where the number of directors is outside this range of 5 – 15 directors we will vote against approval of the number of directors on the board if we believe that board effectiveness has been compromised.
1.6 Committees of the board
Committees have become accepted mechanisms of corporate governance. Corporations of a sufficient size should, at a minimum, include the following committees of the board:
• Audit Committee: The audit committee should be responsible for ensuring the accurate accounting and reporting of the company’s financial performance, ensuring that adequate internal control measures exist, and overseeing the annual external audit of the corporation. We believe that audit committee members require sufficient professional expertise to effectively carry out their duties and consider a lack of expertise and/or relevant experience in our assessment of the committee.
• Corporate Governance Committee: The corporate governance committee should be responsible for the oversight of the governance of the corporation.
• Compensation Committee: This committee should be responsible for the direction and oversight of the company’s executive compensation program and for regularly evaluating the performance of senior management.
• Nominating Committee: The nominating committee should identify the board’s need for new or additional directors and skill sets, and then recruit, nominate and orientate new directors. The committee should also assess the need for certain skills on the board that may be lacking.
The chair and committee members should all be independent directors.
Voting guideline
For most companies, we will not support non-independent board members who sit on, or chair, any of the above committees.
We will generally support proposals to prohibit CEOs of other listed companies from sitting on the compensation committee.
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For small companies, we will generally not support non-independent board members who sit on, or chair, the audit committee. For the compensation, nominating and corporate governance committees, a majority of the members and the chair should be independent.
We will generally vote against the board for failing to establish any or all of the above committees. We will support proposals to establish any or all of the above committees.
1.7 Majority voting
We believe it is a shareholder right to have an effective ability to vote on the election of directors to the board. Companies should adopt policies to help ensure that directors are elected to the board using a majority vote system whereby directors who do not receive a majority of the votes cast in their favour are required to submit their resignation to the board. Barring exceptional circumstances, that resignation should be accepted by the board.
Voting guideline
We will generally support proposals that call for the adoption of a majority vote system for the election of directors in non-contested director elections.
Where a director fails to receive majority support in a director election and continues to sit on the board, and the board fails to provide a valid time-limited reason for this, we will generally withhold votes from the director in question, all directors who sit on the nominating and governance committees, and the chair of the board for as long as that director continues to sit on the board.
1.8 Cumulative voting
There are valid arguments for and against cumulative voting. It can ensure an independent voice on an unresponsive board, or it can allow a small group of shareholders to promote their own agenda.
Voting guideline
We will generally vote against cumulative voting proposals, unless there is a clear and demonstrated need for cumulative voting.
1.9 Staggered boards
We believe that the annual election of all directors best serves the interest of shareholders. We believe electing each director on an annual basis helps ensure the board remains positioned to act in the company’s best interests, consistent with our aim to enhance the long-term value of our portfolios.
Voting guideline
We generally will not support a proposal for the introduction of staggered terms.
We generally will not necessarily vote against a slate of directors simply because the board uses staggered terms.
We generally will support proposals to eliminate staggered terms or to introduce the annual election of directors.
1.10 Director attendance
Directors should be able to commit sufficient time to carry out their duties in an effective manner. Although attendance at board and committee meetings is not the only measure of director performance, we believe poor attendance makes it difficult for directors to carry out their responsibilities effectively.
Voting guideline
We will generally not support the election of existing directors if they have attended less than 75% of the board and committee meetings in aggregate, unless there are extenuating circumstances.
We believe companies should disclose a summary of the frequency of key committee meetings and attendance for those meetings. We will generally not support the election of the corporate governance committee if records for board attendance are not disclosed.
1.11 Overboarding
Serving as a director of a public company requires a significant commitment in time and effort. If directors sit on an excessive number of boards, we believe it can compromise their ability to serve effectively.
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Voting guideline
We will generally withhold votes from directors who sit on more than five boards or, in the case of current CEOs or Executive Chairs, more than two boards (their own board plus one other).
1.12 Director liability and indemnification
We recognize that in order to build and maintain a qualified board it may be necessary for the company to have a policy limiting the liability of directors and provide them with an indemnity. However, we believe these policies should only apply when directors are acting honestly, in good faith, and in the best interests of the corporation. If the director fails to do so, the indemnification should not apply.
Voting guideline
When considering proposals to eliminate or limit the personal liability of the directors, RBC GAM will consider:
• the performance of the board
• the independence of the board and its key committees
• whether or not the company has anti-takeover devices in place
If the above factors are favourable, we will generally support liability-limiting proposals to indemnify directors against legal costs provided they have acted honestly and in good faith and provided the company persuasively argues that it is necessary to attract and retain directors.
We will also generally support proposals seeking personal liability for directors as a result of fiduciary breaches arising from gross negligence. We will generally oppose proposals for indemnification when they seek to insulate directors from actions they have already taken or if litigation is pending.
1.13 Tenure of directors
We consider board renewal and diversity as an important component of overall board effectiveness. In order to facilitate the board renewal process, we believe boards should consider the tenure of individual directors as well as the range of tenures throughout the board as part of the annual board assessment.
Excessive average board tenure, as compared to market norms, without evidence of consistent board refreshment, may be considered as part of our overall assessment of an issuer’s corporate governance practices.
Voting guideline
We will evaluate shareholder proposals to introduce term limits for directors on a case-by-case basis.
We will assess the independence of directors annually regardless of length of service. We will generally vote against the chair of the nominating committee where more than one-third of the board has a tenure greater than 15 years.
1.14 Performance evaluation of directors and board
A board must evaluate its own performance, which presents a conflict of interest. We believe that the best way to deal with this conflict is for the board to adopt its own statement of principles and guidelines to evaluate the performance of directors and the effectiveness of the board. The board should prepare annual evaluations based on these principles and guidelines, and should summarize the results of that evaluation in the annual proxy circular.
Voting guideline
We will generally support proposals to develop and institute performance evaluations for a board of directors and to disclose a summary of the results of those evaluations in the annual proxy circular.
1.15 Directors proposed on a single ballot item
We believe that directors should be proposed for election individually on the ballot. When multiple directors are proposed for election on a single ballot item, it removes the shareholders’ ability to vote against the election of individual directors and change the composition of the board.
Voting guideline
We will generally support proposals that directors be proposed for election individually.
We will generally vote against the election of a board proposed on a single ballot item if we would
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vote against the election of any of the nominated directors based on the Guidelines.
1.16 In camera meetings
In camera meetings of independent board members create an opportunity for more candid discussions than may occur at formal board meetings. We believe these meetings may help to facilitate and enhance overall board independence. It is recommended that after these meetings, the chair of the in camera sessions should meet with the chief executive officer to advise of the topics that were discussed.
Voting guideline
We will generally support proposals that would require regular in camera meetings of independent board members only.
1.17 Voting for directors
In general, we will vote for the directors nominated by management unless these guidelines indicate otherwise or the long-term performance of the issuer or the directors has been unsatisfactory. We will also consider any issues that come to our attention regarding a director’s performance at another public company, as it may add undesired risk to the portfolio company. We may also consider the board and management team’s assessment and management of what we consider to be material environmental, social, and governance (ESG) factors.
Voting guideline
We will generally not support the election of certain directors if there are instances of material governance failures or significant failures in risk oversight, including on material ESG issues.
We may also vote against the election of certain directors when we believe an issuer has not made satisfactory progress on a material issue, as determined by RBC GAM.
We will generally not support the election of directors with material governance and/or performance issues at another public company.
1.18 Audit process
The audit plays an important role in the corporate governance process. Not only does it serve to verify the financial performance of a company, but it also aims to identify deficiencies in the internal control mechanisms of the company.
The audit process should involve the establishment of an independent audit committee (see 1.4) and the appointment of an independent auditor by that committee. The auditor should report directly to the audit committee and not to management.
The audit partner should be rotated on a regular basis in line with regional requirements.
We believe the audit committee has a responsibility to select and appoint an auditor in the best interests of shareholders. We generally support the role of the external auditor being put to tender on a regular basis. We believe external auditor tenure exceeding 20 years is disproportionate compared to market norms. Auditor tenure may be considered case-by-case as part of our overall assessment of issuers’ corporate governance practices.
Voting guideline
We will generally support the choice of auditors recommended by the audit committee.
Where auditors are being changed for reasons other than routine rotation, we will review the reasons on a case-by-case basis.
In line with applicable regulations, we generally will not vote against auditor ratification based on external auditor tenure alone. Where governance issues have been identified and we believe those issues are linked to external auditor tenure, we may vote against auditor ratification or audit committee members. Where the auditor has limited or capped its liability as it relates to the performance of the audit and the limits placed on the auditor’s liability are unreasonable, we generally will not support the choice of auditor.
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If the lead audit partner has been linked with a significant auditing controversy, we may not support the choice of auditor or its remuneration.
1.19 Audit fees
We believe the amount and composition of fees paid to an auditor can compromise an auditor’s ability to act independently and perform an audit that is free from undue influence by management. In order to help ensure auditor independence, a substantial majority of the fees paid to the auditors should be for audit and audit-related services.
Voting guideline
We will generally support proposals that prohibit the outside auditor from maintaining a relationship with the company other than providing audit and audit-related services.
We will generally vote against the choice of auditor if less than two-thirds of the total fees paid to the auditor over the previous year were for audit and audit-related services. We will consider withholding our votes from members of the audit committee if the company’s auditor received more than half its fees from non-audit services.
1.20 Board diversity
We believe that like board independence, director tenure, overboarding, and other governance factors, board diversity is an important characteristic in constructing high quality boards. In our view, high quality boards are better positioned to fulfill their duty to shareholders.
We believe that directors should have a diverse range of backgrounds and experience to enhance overall board effectiveness. A mix of perspectives and backgrounds can be attained through characteristics including, but not limited to, gender, race, and ethnicity. We believe this may help the board of directors in their decision-making and to better understand the material risks and opportunities facing the corporation. To complement the board’s ongoing evaluation of board and senior management performance, we believe boards should monitor board, key committee, and senior management diversity.
To the extent practicable, we believe companies should publicly disclose information on the characteristics of their board of directors. It is our view that this additional transparency better positions investors to incorporate these factors into investment decision making, where material. Disclosure is also recommended to provide insight to shareholders on how these characteristics are being incorporated into board composition and candidate selection.
Voting guideline
We may consider the board’s diversity as part of our overall assessment of issuers’ corporate governance practices. We evaluate board diversity on a case-by-case basis and may consider the board’s composition compared to market norms. Where we determine that a board’s current composition can be improved, we may vote against the election of the nominating committee, or other directors as appropriate.
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2. Management and director compensation
We believe properly structured compensation plans can incentivize executives and directors to create long-term, sustainable value for investors. Compensation plans should attempt to align the long-term interests of investors with the interests of management and directors. Compensation plans should also be sufficiently generous to attract and retain individuals with the skill sets required to help ensure the long-term success of the company, but compensation should be commensurate with performance. The compensation plan should be developed and maintained by the compensation committee.
2.1 Equity-based compensation plans
In general, these plans should reward good performance, and not reward poor performance. The cost of the plan, either to the shareholders or the company, should be related to the benefits derived from it. The plan should be disclosed to the shareholders in detail and be approved by them.
In general we would like to see a reduction in the use of stock options as a form of compensation. Our preference is for stock ownership rather than stock options.
Voting guideline
We will review each equity-based compensation plan on a case-by-case basis.
We will generally support:
• plans that define the awards to senior executives and link the granting or vesting of equity-based compensation to specific performance targets that are tied to improving the long-term risk adjusted returns of the corporation.
• stock option plans where the options are issued with a strike price higher than the current price of the underlying asset
• plans where the stock options have a term appropriate for the issuer (e.g. volatility, dividend yield, strategic timeline)
• amendments to plans that will remove or amend a negative attribute from an existing plan, ultimately improving its overall structure
We will generally not support
• “evergreen” stock option plans
• plans or proposals that allow the repricing of stock options, or that reissue options a strike price below the strike price of the original options
• plans that do not prohibit the inappropriate manipulation of equity award grant dates through practices known as backdating, spring loading or bullet dodging
• plans that are 100% vested when granted or plans that allow pyramiding, gross-ups or automated acceleration of the vesting requirements, including when there is a change in control.
• plans that do not provide clear guidelines for the allocation of awards
• plan amendments if the total potential dilution of all plans exceeds 10%, or annual dilution exceeds 1% over a three-year average
• plans that authorize allocation of 25% or more of the available awards to any one individual
• plans that give the board broad discretion in setting the terms and conditions of equity-based compensation programs
• stock option plans that allow for the “reloading” of exercised or lapsed options
• equity-based compensation plans that allow, or do not specifically prohibit, hedging. We will withhold/vote against the members of the compensation committee if any equity-based compensation exposure is hedged during the period
In general, we believe it is not appropriate for directors to participate in stock option plans, and would prefer directors to own stock outright in the company. As such, we will generally not support
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proposals for director participation in stock option plans. However, for small companies we will review director options on a case-by-case basis, and if a company demonstrates a need for director options we may support such a plan (for example, where cash preservation is a priority for the company).
We will generally not support change in control provisions that allow for stock option holders to receive more for their options than shareholders would receive for their shares, or provisions that allow for the granting of options, or other equity awards, or bonuses to outside directors in the event of a change of control.
We believe shareholders should have the opportunity to consider and vote on separate components of stock option plans (versus voting on an omnibus stock option plan). We vote on omnibus stock option plans on a case-by-case basis. In cases where components of the plan do not meet our stated guidelines, we will generally vote against the entirety of the plan.
2.2 Expensing of share options
While options may not be an expense to the corporation, they are an expense to the existing shareholders due to the dilution effects. As such, we believe that share options should be expensed in the financial statements of a corporation.
Voting guideline
We will generally support proposals that require the expensing of stock options in the financial statements of a corporation in accordance with IFRS.
2.3 Golden parachutes
We recognize that ‘golden parachutes’ may in some circumstances be an appropriate way to provide executives with the personal financial security and professional objectivity that is required to act in the best interests of shareholders. However, in some cases these provisions can be excessive.
Voting guideline
We will generally support proposals requiring shareholders to approve golden parachute arrangements.
We will review golden parachute arrangements on a case-by-case basis. However, we will generally vote against overly generous golden parachutes for senior executives. We will also vote against plans that use a single trigger for cash or other payments or for the vesting of equity based compensation
2.4 Employee stock purchase plans
We believe the interests of shareholders and employees can be aligned if employees have the opportunity to become shareholders at a reasonable price. Employee stock purchase plans are an effective way to facilitate that alignment, and we believe it can be in the best interests of shareholders. In general we will support employee stock purchase plans that align employee interests with creating value for shareholders.
Voting guideline
We will generally support employee stock purchase plans with a purchase price of not less than 85% of market value, potential dilution of less than 10% and an appropriate mandatory hold period.
2.5 Director compensation
We believe that director compensation should be commensurate with the time and effort that directors spend executing their duties, but it should not be so generous that it may compromise a director’s ability to act independently of the board or management. We also believe that directors who personally own a meaningful amount of the company’s stock will be better motivated to act in the interests of shareholders.
Voting guideline
We will assess director compensation on a case-by-case basis and may vote against the election of members of the board committee responsible for director compensation (or the full board and/or the chair in the absence of a responsible committee) if we believe that director compensation is excessive or inappropriately structured. Factors that may be considered include, but are not limited to:
• The potential to compromise the independence of directors
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• The overall alignment with shareholder interests
• If compensation is excessive in terms of the size and complexity of the company
• Other concerning plan features such as inadequate stock retention requirements and the use of stock options or retirement benefits
2.6 Director retirement benefit
We believe that retirement benefits should be restricted to the employees of a corporation. Directors’ independence could be compromised if they receive retirement benefits from the corporation.
Voting guideline
We will generally vote against proposals for retirement benefits for directors, unless it can be clearly shown that they will not impair directors’ independence.
2.7 Employee loans
We believe loans to senior management or the guaranteeing of loans for the purpose of exercising options should be avoided. These types of arrangements can expose the company to the risk of not being able to recover the loan if the employment of the borrower is terminated.
Voting guideline
We will review loans to senior management on a case-by-case basis, but will generally support loans that are reasonable in amount, given at a market rate of interest, (and not forgivable) and are secured against shares in the company or some other real asset.
2.8 Excessive executive compensation
We believe that executive compensation should be performance based and should align the interests of executives with the long-term interests of shareholders. It should be designed in a way to attract and retain executives that create long-term, sustainable shareholder value. We would like to see performance criteria clearly disclosed and defined and detailed disclosure of whether and how those criteria have been met. The performance criteria and the degree to which they have been met should be determined by the compensation committee. Executives should be required to hold a substantial portion of their equity compensation awards, including shares received from option exercises, during their employment with the company and for some reasonable time after leaving the company.
In our view, compensation plans often use overly complex structures. Overly complex compensation plans make the proper assessment of pay and performance alignment difficult and, in some instances, this complexity facilitates misalignment between pay and performance. As a result, we generally support simplified pay practices with the following core features:
• Competitive base salary
• Annual incentives tied to performance on short-term material strategic goals
• Long-term, time-vesting restricted share units (RSUs), where the vesting period extends over five or more years
For compensation plans using this structure, companies are also encouraged to implement stock holding requirements, depending on the vesting schedule. In our view, this simplified structure incentivizes management to create long-term, sustainable shareholder value, reduces the burden on compensation committees, and promotes a clearer understanding of compensation opportunities and alignment between those opportunities and company performance.
Voting guideline
We will generally support executive compensation plans that are fair and oppose those that misalign pay and performance, or are structured in a way that may risk doing so in the future.
2.9 Compensation report and say-on-pay
The compensation report in the proxy circular is the primary means by which shareholders obtain information to assess the compensation practices of the company. This report should be clear, concise, and disclose methods of compensation and performance measures. Furthermore, this report should present the information in a format
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that will allow all shareholders to easily determine total compensation for an individual.
When considering whether to approve a company’s advisory vote on executive compensation, we will consider the company’s overall compensation philosophy in the context of relevant factors, including:
• whether pay is aligned to long-term sustainable performance
• whether the company has provided adequate disclosure of specific performance metrics and measures and discloses performance against those metrics
• whether the company has poor executive pay practices
• whether the company has manipulated its equity compensation plans through stock option backdating, spring loading or re-pricing, or the use of materially-altered non-GAAP performance metrics without a reasonable rationale
• whether the company uses time vesting or performance vesting for equity awards, with particular consideration where equity awarded through the Long-Term Incentive Plan, excluding stock options, lacks a performance-based component
• whether the company has established meaningful stockholding requirements for executives and whether it has claw back policies in place in the event of accounting restatement or wrongdoing
• whether overall amounts of executive compensation are reasonable relative to company peers, other employees and the value added by the executive. For instance, overall amounts may be flagged as excessive where the highest paid executive’s total compensation is twice as high the previous year’s median pay at the company’s market cap and revenue-based peers
• whether the executive compensation plans are overly complex or duplicative
• whether the company’s executive compensation plans give directors excessive discretionary power over awards
• if there are significant levels of dissent on the say-on-pay vote over two or more consecutive years
Voting guideline
We will generally support proposals that require enhanced disclosure of compensation for senior executives.
We will generally support proposals requiring an advisory vote by shareholders to approve the annual compensation report (i.e.“say-on-pay”).
Where a say-on-pay proposal fails to obtain the support of at least 60% of its shareholders we believe boards should engage with their significant shareholders to determine the nature of their concerns with the company’s executive compensation practices. If we share similar concerns and determine they are not adequately addressed in the next proxy circular, we will generally withhold/vote against the members of the compensation committee of the board.
We will assess all say-on-pay proposals on a case-by-case basis, but will generally not support plans where:
• There are inadequate equity retention requirements for named executives; specifically, where the equity retention requirement for the CEO is less than 5x base salary. It is preferred that these requirements extend for a period post-employment.
• There are inadequate claw-back provisions in the event of fraud or other acts that result in financial restatement or inappropriate compensation being paid.
• The compensation committee has exercised discretion to increase executive compensation beyond what was indicated by the compensation metrics and has not provided adequate disclosure and justification for this action.
• The compensation plan and/or the compensation plan disclosure is overly complex with no apparent reason for that complexity.
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• The plan uses per-share metrics and there was a significant repurchase of shares during the period with no business rationale.
• There were significant legal expenses incurred and/or settlements paid arising from the company’s products, services, or business operations excluded from performance metric calculations.
• There was a significant environmental or social controversy during the year that had an actual or potential material impact on the company that is not reflected adequately in the remuneration of executives.
• Substantial payouts are triggered for performance that falls below the relevant comparator group median or average.
• The amount of the total compensation paid to the CEO or senior management is excessive in light of all relevant circumstances.
• The highest paid executive earns greater than $20-million(USD) and the company provides no disclosure on thresholds and targets of performance metrics in both the Short-Term Incentive Plan (STIP) and Long-Term Incentive Plan (LTIP).
• Executives are awarded with excessive special or one-time awards in response to successful transactions.
• The compensation plan makes use of significant front-loaded awards or long-term mega grants without robust performance conditions aligning management and shareholder interests for the duration of the plan’s life and beyond.
• The compensation committee has exercised discretion to increase executive compensation to ensure the executive has an excessive amount of minimum guaranteed compensation.
• Executives receive continued or outsized pay increases in instances where the company made significant cuts to its workforce or furloughed employees. We believe this may have detrimental impacts on company culture and performance.
2.10 Compensation consultants
Compensation consultants are used by boards to provide advice and recommendations on the structure of executive compensation plans. The use of consultants can provide invaluable support to the compensation committee in designing the executive compensation plan. To increase the likelihood of a compensation plan that appropriately incentivizes executives to create long-term, sustainable value for shareholders, we believe it is important that the independence of compensation consultants is not compromised and that the nature and the extent of the relationship are disclosed to shareholders. It is our view that no less than two-thirds of the total fees paid to the compensation consultant be for consulting services provided to the board. In addition, it is our view that the compensation consultants be engaged by the compensation committee and report directly to it.
Voting guideline
We will generally support shareholder proposals requiring the full disclosure of all fees paid to a compensation consulting firm, distinguishing between fees paid for services to the board and for all other services provided to the company.
We will generally support shareholder proposals requiring compensation consultants to limit their overall relationship with a company to providing services to the board only.
2.11 External management compensation disclosure
Occasionally issuers will employ external rather than internal senior management teams. In these situations senior management are not employees of the company but rather provide their services under a contract. For this type of management structure, disclosure requirements regarding executive compensation do not technically apply and consequently practices for these arrangements often fall well below those for internal management. RBC GAM expects that the disclosure of external management compensation should be the same as it is for senior management employed by an issuer.
Voting guideline
Where compensation disclosure practices for issuers with external management fall materially below the disclosure requirements for issuers with internal management, we may vote against the
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say-on-pay proposal. If there is no say-on-pay proposal on the ballot we may withhold votes from all members of the compensation committee.
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3. Takeover protection and transactions
The takeover protection measures that are available to boards and management can be a double-edged sword for the shareholder. They can be used to protect shareholder value by defending the company from hostile takeover bids that do not represent a fair value for the assets of the company. However, they can also be used to entrench a board and management who may ultimately undermine shareholder rights and shareholder value. We evaluate proposals related to takeover protection measures on a case-by-case basis, with a view to enhancing the long-term value of the securities held.
3.1 Shareholder rights plans (“poison pills”)
There are two main purposes for a shareholder rights plan. The first is to help ensure that shareholders are treated equally. The second is to give the board time to consider other options, typically during a hostile takeover attempt. We believe some shareholder rights plans go beyond these two aims and may be used to prevent bids that are worthy of shareholder consideration.
It is our view that a shareholder rights plan should allow a takeover offer to stand for no longer than 60 days before the board responds. This gives management and the board sufficient time to consider the bid and assess alternatives.
In Canada, shareholder rights plans must be ratified by the shareholders at the first annual meeting following adoption of the plan. In the U.S., shareholder ratification is not required.
Voting guideline
We will review each shareholder rights plan on a case-by-case basis, but will generally not support plans that are not subject to shareholder approval at least every three years. We will generally oppose shareholder rights plans that are triggered by a purchase of less than 20% of the company’s shares, or that includes dead-hand, slow-hand, or no-hand provisions.
We will generally vote against directors if shareholder rights plans have features that we believe are not in the best interests of shareholders or if the board makes material adverse modifications without shareholder approval.
3.2 Other takeover protection measures
Other takeover protection measures may include, but are not limited to the following:
• going private transactions
• leveraged buyouts
• lock-up arrangements
• crown-jewel defences
• greenmail
• fair price amendments
• re-incorporation
When considering any takeover protection measure, we would be more likely to support a proposal if:
• the measure protects the rights of all shareholders
• sufficient time and information is made available to shareholders to make an informed decision
• the measure will allow competing bids to be considered over a reasonable time
• the measure is subject to shareholder approval
• the measure is adopted for a limited period
Voting guideline
We will review takeover protection measures on a case-by-case basis. We will generally oppose greenmail payments where there is no sufficient long-term business justification for them.
3.3 Dissident shareholders, contested elections, and proxy contests
In contested elections, it is important to understand what both management and the
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dissident are proposing and the implications it will have on performance going forward.
Voting guideline
We will review dissident shareholder proposals for director nominees on a case-by-case basis to determine which will result in the best performance for the company. We may consider:
• the performance of current management and the company’s long-term performance
• the competing strategic plans of the dissident and incumbent slate to enhance long-term corporate value, including the impact on key constituents
• the relative qualifications of the nominees and, where relevant, the company’s current executive and board compensation practices
• board independence, performance, equity ownership and responsiveness to shareholder concerns
3.4 Dissident director nominee compensation
In some contested director elections, dissident director nominees may have separate compensation agreements with the dissident shareholder. These agreements can be problematic, particularly if they extend beyond the election of the nominee directors, as they may compromise the independence of the nominee directors, motivate them to act in the best interests of the dissident shareholder rather than the best interests of the company, and create divisions within the board.
Voting guideline
We will review nominee director compensation agreements with dissident shareholders on a case-by-case basis, but may vote against/withhold votes from dissident director nominees if we believe their independence has been or could be compromised.
We will generally support proposals to prohibit payments from a dissident shareholder to its nominee directors after those directors have been elected to the board.
We will generally vote against proposals that would prevent the election of nominee directors who have received compensation from a dissident shareholder during a proxy contest, prior to being elected to the board.
3.5 Mergers and acquisitions
When dissidents are proposing an alternative strategy or if a proposed merger or acquisition is put to shareholders for a vote, we may consider all relevant factors, including:
• impact on long-term corporate value
• anticipated financial and operating benefits
• the price being offered to shareholders
• circumstances regarding how the deal was negotiated
• any proposed or resulting changes in corporate governance and the potential impact of those changes on company performance
Votes on mergers or acquisitions are referred directly to portfolio managers and evaluated on a case-by-case basis.
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4. Shareholder rights
Shareholder rights include rights to vote on certain corporate matters, to receive information from the issuer, to sell or transfer shares, to receive a share of the income of the issuer and to share in the net proceeds on the sale or winding-up of the issuer. We believe the protection and maintenance of these rights is aligned with the bests interests of our portfolios.
4.1 Confidential voting
As with other electoral systems, the voting of proxies should be confidential, thereby ensuring that the process is impartial and free from coercion.
Voting guideline
We will generally support proposals to introduce confidential voting.
4.2 Proxy access
We believe that a robust process for nominating directors is important for creating an effective board and that shareholders can have a role to play in that process. We believe it can be appropriate for significant shareholders to have the right to nominate a number of directors for election in the ordinary course, outside of any contest for control, and should have their nominees included in the proxy circular in the same manner as the company’s nominees.
Voting guideline
We will generally support proposals that provide shareholders owning at least 3% of a company’s voting shares (individually or together with other shareholders) access to the company proxy statement to advance non-management board candidates comprising no more than 25% of the total board. We generally do not support limits on the number of shareholders that may aggregate their shares to satisfy the ownership requirement, but generally will not oppose proxy access proposals with reasonable limits on this basis alone.
In general, we will withhold support for proxy access proposals if the access right could be used to promote hostile takeovers by allowing for nomination of more than 25% of the board.
We generally will not support by-law amendments that will place unreasonable conditions or restrictions on shareholders’ ability to nominate directors.
If proxy access provisions are used to unreasonably restrict the rights of shareholders, we may withhold votes from the members of the corporate governance and nominating committees until the issue is resolved.
4.3 Advance notice provisions
When select shareholders nominate a director for election at or just before a company’s annual or special meeting, we believe it poses undue risks to other shareholders that were unable to adequately review all relevant information relating to a proposed nominee. Advance Notice Policies allow companies to mitigate this risk by ensuring that the company and shareholders are notified within an appropriate timeframe of a shareholder’s intention to nominate one or more directors. However, these Advance Notice Policies also have the potential to be used by the company to unreasonably restrict the right of shareholders to nominate directors.
Voting guideline
We will generally support proposals seeking to establish Advance Notice Provisions so long as:
• The minimum notice period is not less than 30 days from the meeting date in the event of an annual meeting or 15 days in the event of a special meeting
• Nominations may be submitted within a minimum of 10 days following the first public announcement of a meeting if notice of the meeting date is given less than 50 days prior to the meeting date
• There is no upper limit on the number of days before an annual meeting in which a director can be nominated
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• The policy provides that if the annual meeting is postponed or adjourned, a new time period for shareholder nominations will begin
• There are no requirements that unnecessarily restrict the ability of shareholders to nominate directors, including the ability of companies’ to request an unreasonable level of additional disclosure regarding shareholder nominees
4.4 Dual-class stock & unequal voting rights
A company with dual class shares gives multiple votes per share to a certain class of shares, resulting in unequal voting rights between classes of shares. This violates the principle of one share, one vote. Companies with multiple voting shares can give minority shareholders the ability to make decisions that may not be in the interests of other shareholders, which would typically include our portfolios.
For companies that maintain a share structure with unequal voting rights, we believe voting results should be disclosed and broken down by each class of share to provide greater transparency and allow both minority shareholders and the board to better understand how the different classes of shares were voted.
Voting guideline
We will generally not support the creation or extension of an unequal voting right structure without substantial proof that such a plan is critical to the success of the issuer, for instance, as a result of specific and unique challenges facing the issuer. Any such plan must be subject to future approval by the holders of the subordinate voting shares at regular and pre-determined intervals. If the issuer does not provide an adequate rationale for the proposed structure, we may vote against members of the corporate governance committee.
Where an issuer that has historically used an unequal voting right structure does not have adequate protections for minority shareholders, we may vote against members of the corporate governance committee. At a minimum, adequate protections for minority shareholders should include either:
• a regular binding vote for holders of subordinate voting shares on whether or not the capital structure should be maintained; or
• the existence of an adequate sunset clause to eliminate the unequal voting right structure. We will determine the adequacy of a sunset clause on a case-by-case basis. We will consider the length and structure of the sunset clause, in addition to the overall corporate governance of the issuer when determining the adequacy of a sunset clause.
We generally do not support newly public companies adopting share structures with unequal voting rights. If this structure is adopted, it should include a reasonable sunset provision. If a newly public company adopts a share structure with unequal voting rights and lacks a reasonable sunset provision, we may vote against the election of directors on a case-by-case basis.
We will generally support proposals to eliminate unequal voting right structures.
We will consider any proposal to enhance the voting rights of long-term shareholders on a case-by-case basis, in light of the particular circumstances of the company and the legal regulatory regime to which it is subject.
We will generally support proposals that ask for the disclosure of voting results broken down by share class.
4.5 Supermajority approval
We believe that supermajority requirements do have a legitimate purpose, but can be subject to abuse. This includes the risk that a small number of significant investors can more easily prevent actions that may be in the best interests of shareholders. We believe supermajority requirements should not be used for votes regarding takeovers or control of a company, and the approval proportion should not be set too high. A two-thirds majority is most common, and we generally consider anything above that to be unreasonable.
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Voting guideline
We will consider supermajority voting proposals on a case-by-case basis but will generally vote against any supermajority proposal that has more than a two-third majority requirement unless it can be clearly demonstrated that it is in the shareholders’ best interests.
4.6 Linked proposals
Linked proposals are used to pass proposals that may not be approved if they were proposed individually.
Voting guideline
We will generally not support linked proposals.
4.7 Increase in authorized shares
We recognize that directors may need the flexibility to issue stock to meet changing financial conditions. This may include a stock split, to support an acquisition or restructuring plan, to use in a stock option plan or to implement an anti-takeover plan. To help ensure the decision is in the best interests of shareholders, authorization of additional stock should be approved by shareholders, and should meet a specific business need.
Voting guideline
We will review proposals to increase authorized shares on a case-by-case basis. We will generally not support proposals for unlimited authorized shares.
We may support a reverse stock split if management provides a reasonable justification for it and reduces authorized shares accordingly.
We will generally oppose management proposals to issue tracking stocks designed to reflect the performance of a particular business unit.
4.8 Disclosure of voting results
We believe that disclosure of voting results can better position shareholders to evaluate the corporate governance of the company. As a result, it is our view that shareholders have the right to know whether a proposal has been passed or defeated, as well as the number of votes for, against and withheld. Additionally, we believe proposals should be cast by ballot rather than a show of hands, as this will ensure that all shareholders, whether present at the meeting or not, will be treated equally. In order to maintain the integrity of the proxy voting process, we believe vote results be subject to independent verification.
Voting guideline
We will generally support proposals for the prompt disclosure of proxy voting results, to eliminate the practice of voting by a show of hands, and to adopt independent verification of proxy voting.
4.9 Blank-cheque preferred shares
There may be valid business reasons for the issuance of blank-cheque preferred shares, but we believe the potential for abuse typically outweighs the benefits. The authorization of these shares can give directors complete discretion over the conditions of the stock and shareholders have no further power to determine how or when the shares will be allocated.
Voting guideline
We will generally not support the authorization of blank-cheque preferred shares.
4.10 Shareholder meeting quorum
We believe the quorum for shareholders’ meetings should be high enough to ensure that individual shareholders or small groups of shareholders (for example the board or senior management) will not be able to act independently of other shareholders, but not so high as to make it difficult to achieve. We believe too low of quorum risks the small group making decisions that are not in the best interests of other shareholders.
Voting guideline
We review requests to reduce quorum requirements on a case-by-case basis and may take into consideration the market capitalization of the company, the company’s ownership structure, and other factors as appropriate
We will generally support quorum amendment proposals that require a minimum of two
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shareholders representing 25% of outstanding shares to constitute a quorum.
4.11 Equity issues
To help preserve the value of shares, we believe shareholders should have input the issuance of shares, especially when that issuance will result in significant dilution of ownership. This allows shareholder input on major decisions that affect the long-term interests of shareholders and the company.
Voting guideline
We will review proposals regarding private placements and the issuance of equity on a case-by-case basis, but will vote against proposals that will cause excessive dilution without a valid business need.
4.12 Other business
We believe that the inclusion of an “other business” proposal on a proxy ballot gives the board broad discretion to act without specific shareholder approval and could pose undue risk to shareholders.
Voting guideline
We generally will not support “other business” proposals.
4.13 Implementing shareholder views
When a resolution receives the support of a majority of shareholders, the board of directors should report back within a reasonable time, and not later than the next annual shareholders’ meeting, on the action taken or explain why no action has been taken. We believe this is good corporate governance practice as failure to do so may be indicative of a board unwilling to make decisions a majority of shareholders believe are in the company’s best interests.
Voting guideline
When the board fails to implement a proposal that has received a majority of shareholder support, and does not demonstrate a valid reason for this action, we will generally withhold votes for all board members who served on the board during the period in question.
4.14 Share blocking
Some countries allow the practice of share blocking, where shareholders are “blocked” or prevented from trading their position from the time the proxy votes are submitted to the day after the shareholders’ meeting. This practice has implications for the management of the portfolios in which these securities are held. We believe that this practice is not in the interests of shareholders.
Voting guideline
In general, we will not vote shares that are subject to blocking restrictions unless we determine that it is in our portfolios’ best interests to do so.
4.15 Income trust governance
We believe holders of income trusts should enjoy the equivalent rights and protection as the shareholders of a corporation. The trust and associated entities should take steps to ensure that appropriate governance practices are adopted to achieve this end.
Voting guideline
We will generally support proposals that enhance governance practices of the trust.
We may withhold votes from trustees where they have failed to establish or protect the rights of unit holders.
4.16 Reincorporation
There can be valid business reasons for a company to reincorporate in a different jurisdiction; however, a company may also be motivated to reincorporate for reasons that may be inconsistent with the interests of shareholders.
Voting guideline
We will review reincorporation proposals on a case-by-case basis but will generally vote against proposals that will result in unjustified risk to the corporation, unreasonable limits on director liability, diminished shareholder rights or weaker corporate governance requirements.
We will generally oppose management proposals to restructure the venue for shareowner claims by
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adopting charter or bylaw provisions that seek to establish an exclusive judicial forum.
4.17 Exclusive forum provisions
Exclusive forum provisions relate to a company making a change to its by-laws stipulating that legal actions brought against the company will only be permitted in courts within a certain jurisdiction. For example, if a shareholder wanted to sue a company they could only file the action in the jurisdiction stipulated by the company. While there may be valid reasons for adopting an exclusive forum provision, there is also the potential that these provisions could be abused by a company and negatively impact the rights of shareholders.
Voting guideline
We will assess exclusive forum provisions on a case-by-case basis, but will generally not support proposals unless the company can demonstrate a clear need for such a provision and how it is in the interests of all shareholders.
4.18 Pre-IPO unilateral bylaw/charter amendments
Private companies that are contemplating an IPO have the ability to adopt bylaw or charter amendments that may not be consistent with the corporate governance practices we believe are in the best interests of the company’s performance. We believe these types of corporate governance practices are particularly egregious if they are adopted just prior to an IPO. These amendments have the potential to compromise the rights of the shareholders after an IPO, and may be more difficult for shareholders to amend or repeal once a company has gone public. We are concerned that companies in this situation will adopt these measures knowing that the new shareholder base would not approve them if they were proposed post-IPO.
Voting guideline
With all IPOs, the expectation is that the newly public entity will have corporate governance and shareholder rights practices aligned with long-term, sustainable value creation for shareholders. We will review the bylaws and charter for IPOs on a case-by-case basis, but will generally vote against the corporate governance committee of the board and the board chair if there are any unreasonable restrictions on the rights of shareholders that have not been removed prior to the IPO.
4.19 Calling a special meeting
In some jurisdictions, shareholders holding a specific percentage of a company’s shares are able to call a special meeting in order to take action on matters that arise between regularly-scheduled annual general meetings. If, however, shareholders are unable to do so, their ability to remove directors, put forward resolutions or respond to an offer from a bidder may be restricted.
Voting guideline
We will generally support proposals allowing shareholders the right to call a special meeting. We will review shareholder proposals requesting that a company install or change the percentage of shares required to call a special meeting on a case-by-case basis.
4.20 No-action and exemption requests
In some jurisdictions (particularly the United States), companies may be permitted by market regulators and/or agencies to exclude shareholder proposals from the ballot if the proposal conflicts with a management proposal at the same meeting. However, companies may use this avenue to limit shareholder rights by putting forth management proposals similar to those filed by shareholders, but with more limited criteria than originally set out by the shareholder proposal proponent.
The removal of redundant shareholder proposals from the ballot may be warranted where the company takes reasonable action on the issue or where the proponent agrees on the withdrawal after engagement. However, we are generally not supportive of the exemption practice where it impedes improvements to shareholder rights.
Voting guideline
We will examine cases where shareholder proposals have been excluded after the company has included a competing management proposal on a case-by-case basis. We may vote against members of the governance committee if we
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determine that the company has excluded a shareholder proposal and introduced a management proposal on substantially the same issue that may be contrary to shareholders’ best interests, as compared to the original shareholder proposal.
We will vote on the resulting management proposal on a case-by-case basis, taking into consideration the impacts on shareholder rights and shareholders’ abilities to file future resolutions on the issue(s).
4.21 Virtual and Hybrid shareholder meetings
Although there are benefits to facilitating virtual participation in shareholder meetings, virtual meeting formats have the potential to adversely impact shareholder rights, especially in the case of virtual-only meetings. In our view, a virtual meeting experience is not directly comparable to an in-person experience for all shareholders.
We are generally supportive of a hybrid meeting format where companies combine a traditional in-person meeting with the option of remote participation, as long as shareholder rights are not limited.
When a company holds a hybrid or virtual-only meeting, we expect effective disclosure demonstrating that shareholder rights are maintained under the meeting format. Disclosure should include:
• Procedures on shareholder questions, including required timelines to submit questions, if questions are selected or screened, and disclosure practices (e.g. how virtual meeting participants can see questions, publicly addressing unanswered questions after the meeting)
• Technical and logistical guidance for virtual meeting participation
• Details on technical support for issues encountered related to accessing or participating in the virtual meeting
• We believe shareholders should be given the opportunity to vote on the adoption of virtual-only meetings. If a company adopts the right to hold a virtual-only meeting, we believe a virtual-only meeting should only be permitted in exceptional circumstances. Companies should provide clear disclosure on what are considered exceptional circumstances.
Voting guideline
We may withhold our support from the corporate governance committee if the company holds a virtual-only meeting and:
the resulting meeting format negatively impacts shareholder rights; or
the company fails to provide sufficient disclosures regarding meeting procedures, logistical guidance, and/or technical support.
We will evaluate proposals to adopt a virtual-only meeting format on a case-by-case basis. We may consider regional legislation related to virtual-only meetings and the company’s disclosed approach to holding virtual-only meetings.
4.22 Acting by written consent
Acting by written consent provides shareholders with the ability to act on important issues outside of the regular annual meeting cycle. It can also be an effective alternative to calling a special meeting by reducing the cost and added expense to the company of holding a special meeting. In our view, the ability to act by written consent enhances shareholder rights.
Voting guideline
We will generally support proposals:
• Granting shareholders the right to act by written consent
• That seek to restore or improve the right to act by written consent
We will generally oppose attempts to limit and/or eliminate shareholders’ ability act by written consent.
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5. Shareholder proposals
It is our view that shareholders should have the right to bring relevant proposals to the annual general meeting. We believe that these proposals should be included on the proxy ballot for consideration by all shareholders as long as they deal with appropriate issues and are not used to raise personal matters, politically- or ideologically-motivated requests, or to garner publicity.
We also believe that proposals should generally refrain from specifying how companies should achieve the desired objectives. We are mindful that, if fulfilled, some proposals may diminish long-term shareholder value by imposing unreasonable constraints on the board and management, or result in the company taking actions inconsistent with long-term, sustainable value creation for shareholders.
We believe certain environmental, social, and governance issues can be material and impact the long-term, risk-adjusted performance of an issuer. We assess proposals that address these issues in terms of the risks and opportunities they represent for the company and whether those issues have been adequately disclosed to shareholders. We may consider the International Sustainability Standards Board (ISSB)’s global SASB Standards or IFRS Sustainability Disclosure Standards (includes IFRS S1 and IFRS S2) when assessing the materiality of a proposal.
We will generally review shareholder proposals on a case-by-case basis. Where proposals request enhanced disclosure in an area that represents a material risk or opportunity for the corporation, and we believe the enhanced disclosure would benefit shareholders, we will generally support them. Where we determine fulfillment of the proposal request would not be in the best interests of the portfolio, we will oppose it. This may include where proposals mandate a specific course of action for the company, are considered overly prescriptive, request action or disclosure we believe is already sufficiently provided by the issuer, or request action or disclosure on an issue we do not consider material to the company.
We expect the board to adequately respond to shareholder proposals that receive meaningful support. Meaningful support is assessed on a case-by-case basis, as support levels can be impacted by factors such as share class structure and insider ownership. However, in the case of widely owned companies with a single class share structure, we would generally consider 30% support to be meaningful.
Aside from adoption of the proposal’s requests (where the board believes it is in the best interests of shareholders to do so), we generally consider adequate responsiveness to include:
Engagement with a reasonable number of shareholders (by number or percentage ownership).
A detailed rationale on why the requests of the proposal were not adopted or not fully adopted.
In cases where we determine the board has not sufficiently responded to meaningfully-supported shareholder proposals, we may vote against the election of directors with oversight of the shareholder proposal’s content.
5.1 Lobbying disclosure proposals
We believe there is a risk to shareholders where companies engage in lobbying activities or political contributions either misaligned with long-term, sustainable value creation for shareholders or its publicly disclosed strategies and/or commitments. We believe companies should provide sufficient disclosure on their lobbying activities and political contributions where material. We will generally evaluate the quality of existing disclosures based on the following factors:
• The company’s rationale for its lobbying activities and/or political contribution
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• Board and/or management oversight of lobbying activities and/or political contributions and description of this oversight
• Disclosure of a list of trade associations or applicable groups where dues meet or exceed a specific threshold. In cases where there are recent controversies, fines, or litigation regarding the company’s lobbying-related activities or political contributions, we may be supportive of enhanced disclosure, not limited to the following:
• Disclosure of the company’s overall lobbying expenditures and/or political contributions
• Disclosure of a comprehensive list of trade association memberships or memberships in applicable groups.
Voting guideline
We will evaluate shareholder proposals seeking additional disclosure on companies’ lobbying activities or political contributions on a case-by-case basis, but will generally support proposals where the company does not currently disclose such details or existing disclosure is inadequate. In cases where such details are disclosed, and the proponent has raised concerns regarding the alignment of companies’ lobbying activities or political contributions with its stated strategies, or there are recent controversies, fines, or litigation regarding the company’s lobbying-related activities or political contributions that we believe pose undue risk to shareholders, we may support the proposal.
5.2 Cyber security
We believe investors should be provided with sufficient information to evaluate a company’s management of risks related to cyber security. We believe companies should provide additional disclosure on their cyber security policies and procedures where material.
Voting guideline
We believe that cyber security is a material risk in several industries and we will generally support requests for enhanced disclosure on how the board and senior management are overseeing, managing, and mitigating these risks.
When evaluating cyber security-related shareholder proposals, we will generally consider:
• The level of disclosure of company protocols, policies, and procedures relating to data protection and guards against cyber attacks
• Commitment to applicable market-specific laws or regulations that may be imposed on the company
• Controversies, fines, or litigation related to cyber security related issues
5.3 Climate change
• We believe climate-related risks are systemic risks that have the potential to materially impact issuers and the economies, markets, and society in which they operate. Mitigating greenhouse gas (GHG) emissions may reduce the systemic risks that climate change poses. We recognize the importance of the global goal of achieving net-zero emissions by 2050 or sooner, to mitigate climate-related risks.
• Where climate change poses a financially material risk or opportunity to a company, we believe cliimate-related disclosures are beneficial in providing shareholders with the ability to evaluate how a company is addressing material climate-related risks and opportunities. We expect issuers to be guided by the recommendations of the International Sustainability Standards Board (ISSB) and/or the recommendations of the Task Force on Climate related Financial Disclosures (TCFD). Companies applying ISSB’s IFRS Sustainability Disclosure Standards (includes IFRS S1 and S2) meet the TCFD recommendations as the recommendations are incorporated into the ISSB Standards. This should include details on how they are addressing material climate risk and opportunities in their governance, strategy, and risk management, as well as any of their climate metrics and targets and transition plans. We expect issuers for which climate change is a material risk to:
• work towards identifying and publicly disclosing material financial and strategic impacts resulting from the transition to a net-zero economy.
• establish credible targets and develop action plans aligned with achieving net-zero emissions by 2050 or sooner. We also expect them to demonstrate progress in meeting their commitments.
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• When evaluating climate-related shareholder proposals, we may consider:
• The industry in which the company operates and the materiality of the requested disclosure in that industry
• The company’s existing publicly available information on the potential impacts of climate change on its operations, strategy or viability
• Existing oversight, policies and procedures on climate-related risks and opportunities
• The company’s level of disclosure and preparedness compared to that of its industry peers
• Whether the company has recently been involved in climate-related controversies resulting in fines, litigation, penalties or significant environmental, social or financial impacts
• The company’s existing climate-related targets, commitments, and initiatives
Voting guideline
We will evaluate climate-related shareholder proposals on a case-by-case basis, but will generally support proposals requesting:
• That a company disclose the organization’s governance around climate-related risks and opportunities.
• That a company disclose the actual and potential impacts of climate-related risks and opportunities on the organization’s businesses, strategy, and financial planning. This includes disclosure of the results of climate scenario analysis and related assessments.
• That a company disclose how the organization identifies, assesses and manages climate-related risks. Risks include Transition Risks (Policy and Legal, Technology, Market, and Reputation) and Physical Risks (Acute and Chronic),as defined by the TCFD.
• That a company disclose the metrics and targets used to assess and manage relevant climate-related risks and opportunities, or on how the company identifies, measures, and manages such risks.
• That a company adopt or implement initiatives to reduce GHG emissions, including carbon. This includes providing detailed disclosure of progress.
• That a company adopt long-term and interim net-zero or science-based targets, where climate-related risks are financially material and adoption timelines are within a reasonable time frame. Net-zero targets should relate to scope 1 and 2 emissions. Where a proponent requests that a company adopt net-zero targets on scope 3 emissions, we will review on a case-by-case basis, factoring in materiality of these emissions to the company, feasibility of the request, and usefulness to shareholders if the proponent’s request is fulfilled.
• That a company disclose its climate transition plan in line with the TCFD recommendations.
• That a company provide enhanced disclosure on the alignment of its lobbying activities with climate change initiatives, including its membership in industry associations.
Shareholder proposals requesting that a company adopt a regular, non-binding shareholder vote on its climate strategy (i.e., a “say-on-climate”), will be evaluated on a case-by-case basis.
5.4 Environmental issues
How a company interacts with its environment and vice versa can be a material risk if left unmanaged. It is our view that inadequate management of these risks can impact a portfolio’s long-term risk adjusted return.
Voting guideline
Where we believe environmental impacts are material, we will generally vote in support of proposals that ask for:
• enhanced disclosure of a company’s environmental practices and/or environmental risks and liabilities
• initiatives to reduce toxic emissions and disclosure of results
• initiatives to promote recycling, including product life-cycle management, and disclosure of results
• companies to abstain from operating in environmentally sensitive areas or using products produced from materials extracted
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from such areas, where material and insufficiently managed risks are identified
• consideration and adoption of the Equator Principles
• reporting on water use, intensity, supply, and risks
• reporting on efforts to reduce overall water use or intensity and impacts on local water systems
5.5 Human rights
Respecting international human rights standards supports a stable, resilient business operating environment, as well as well-functioning global capital markets. International human rights standards include but are not limited to: the Universal Declaration on Human Rights, the International Bill of Rights, the International Labour Organization’s (ILO) Declaration on Fundamental Principles and Rights at Work, United Nations Guiding Principles on Business and Human Rights (the UN Guiding Principles), and the United Nations Declaration on the Rights of Indigenous Peoples (UNDRIP).
We believe that issuers that implement mechanisms to identify affected stakeholders and address potential or actual adverse human rights impacts may be more effective at managing material human rights risks from their supply chains, operations, customers and/or end users.
Voting guideline
We will generally vote in support of proposals that call on companies to:
• adopt or comply with policies that conform to the United Nations Guiding Principles on Business and Human Rights (UNGPs), and/or express a commitment to respect the International Bill of Rights, which includes the Universal Declaration on Human Rights, the International Covenant on Civil and Political Rights, and the International Covenant on Economic, Social and Cultural Rights
• adopt or comply with policies that conform to the International Labour Organization’s Declaration on Fundamental Principles and Rights at Work and report on the progress toward implementing those standards
• take reasonable steps, or institute an adequate review process which may include a third-party independent review, that monitors compliance with human rights and related policies throughout its supply chain,
• disclose its practices, policies, and oversight for assessing, preventing, and mitigating human rights risks the company’s investments, operations and/or activities in countries with historical or current evidence of labour and human rights abuses
• adopt policies that aim to address human rights for operations in a conflict zone. This may include policies to protect the rights of local communities and avoid exacerbating the conflict
• adopt independent programs to monitor the company’s compliance with codes of conduct or the company’s human rights policy and to provide detailed disclosure of results
• adopt or comply with policies that conform to the International Labour Organization’s Core Conventions and report on the progress toward implementing those standards
5.6 Community issues
We believe community issues can pose material risks and opportunities to certain companies, as their operations can be both reliant on and have an impact on the residents of the communities in which it operates. “Community” may also refer to larger areas, such as a province, state or nation, to the extent that a company’s operations may have broader impact.
Voting guideline
We will generally vote in support of proposals that call for:
• careful consideration of advertising policies and practices to ensure that they do not promote racial stereotyping
• meaningful disclosure of plant closing criteria
• eliminating the use of predatory lending practices and “redlining”
• disclosure of lending practices in developing countries
Proxy Voting Guidelines – March 2025 B-29

• support of the Extractive Industry Transparency Initiative
5.7 Indigenous rights
Indigenous Peoples have inherent rights to self-determination in accordance with international and domestic law. They also have specific rights, such as those set out in the United Nations Declaration on the Rights of Indigenous Peoples (UN DRIP), which includes Free, Prior and Informed Consent (FPIC).
Voting guideline
We will generally vote in support of proposals that call for:
• disclosure on a company’s impact on Indigenous Peoples and their rights
• reporting on the company’s policies relating to the rights of Indigenous Peoples
• disclosure on how a company considers the rights of Indigenous Peoples in its operations and decision-making
5.8 Employee rights
We believe employees have the right to work in a safe and healthy environment. This includes a workplace that promotes a healthy and productive, professional environment that is free from unlawful discrimination, disrespectful or inappropriate behaviour, harassment (including sexual harassment), retaliation, and violence. Diversity, equity, and inclusion (DEI) in the workplace is also an important consideration for employee rights. It is our view that proper consideration and management of risks and opportunities related to employee rights can reduce potential risks to shareholders and contribute to long-term, sustainable value creation for shareholders. In general, we support proposals that we believe can enhance meaningful disclosure on or the management of risks and opportunities related to DEI, diversity, dignity and safety in the workplace, and collective bargaining rights.
Voting guideline
We will generally vote in support of proposals that ask companies to:
• enhance disclosure of DEI in the workplace such as, DEI-related programs, goals, and demographic metrics. This may include, but is not limited to, enhanced disclosure of promotion and retention rates at different levels of management. It may also include enhanced disclosure on the progress of stated DEI-related programs.
• report on racial or gender pay equity where the company has inadequate policies or disclosure and its practices lag behind peers’ or the company has been the subject of are cent controversy, including litigation, related to racial or gender pay equity
• enhance disclosure, which may include adopting policies and procedures, on initiatives seeking to prevent discrimination on the basis of age, gender, ethnicity, race, skin colour, national origin, sexual orientation, disability, Indigenous status, gender expression/identity, education, religion and other dimensions that are intrinsic to all people
• adopt enhanced health and safety policies, report on the implementation of those policies, and disclose health and safety data to shareholders
• report on human capital risks, opportunities, initiatives, commitments and relevant statistic
5.9. Nature-related risks
The Task Force on Nature-related Financial Disclosures (TNFD) defines nature-related risks as potential threats posed to an organization, linked to their (and wider society’s) dependencies and impacts on nature. These can derive from physical, transition, and systemic risks. There are also nature-related opportunities, which are activities that avoid, reduce, mitigate, or manage nature-related risks, or that actively work to reverse the loss of nature, including through restoration, regeneration of nature, and implementation of nature-based solutions.
The TNFD provides a framework and sector-specific guidance for the disclosure of nature-related dependencies, impacts, risks, and opportunities. As issuers continue to advance their understanding of the materiality of nature-related factors to their businesses, we believe they should
Proxy Voting Guidelines – March 2025 B-30

consider related disclosures that take into consideration the TNFD recommendations and guidance. We believe that proper consideration and management of nature-related risks and opportunities can reduce potential risks to shareholders and contribute to long-term, sustainable value creation for shareholders.
Voting Guideline
We will evaluate nature-related shareholder proposals on a case-by-case basis.
We will generally support proposals requesting that a company disclose the organization’s governance around nature-related risks and opportunities.
5.10. Board-related
The board of directors of a corporation must act in the best interests of that corporation. We believe that when boards are structured in a manner that promotes good governance practices, it facilitates the board’s achievement of this objective. It is our view that issuers with good governance practices generally:
Are better able to focus on long-term sustainable growth;
Are more likely to effectively manage conflicts;
Pose less risk for equity investors due to proper alignment of shareholder and management interests;
Are more likely to be able to access fixed income markets when needed; and
Are more likely to effectively manage material environmental and social risk factors.
We will generally support shareholder proposals requesting governance practices that we believe enhance an issuer’s governance practices and are in the best interests of shareholders.
Voting Guideline
We will review each shareholder proposal on a case-by-case basis, but may vote in support of proposals that request that companies:
Limit the employees of the company sitting on the board to the CEO only.
Separate the roles of CEO and Chair of the board, or appoint an independent chair.
Provide expanded disclosure on potential conflicts of interest regarding directors.
Enhance disclosure of the responsibilities of the executive chair and the compensation structure for the role.
Disclose senior management (including the CEO) and board short- and long-term succession planning policies.
Include a proportion of director remuneration to be in the form of common stock in the company.
Enhance disclosure of executive compensation, including additional disclosure of performance criteria and whether those criteria were met.
Link executive compensation to the company’s achievement of goals that go beyond traditional financial metrics, provided that those goals are on material factors and support the company’s long-term performance.
5.11. Artificial Intelligence
The development and adoption of artificial intelligence (AI) is increasingly integrated into the business operations of many companies. However, there may be material risks and opportunities associated with using this technology. We believe that companies using AI in a meaningful way should ensure they have appropriate governance and expertise to handle a changing regulatory, legal, and technological landscape.
Voting Guideline
Proxy Voting Guidelines – March 2025 B-31

We approach shareholder proposals on AI on a case-by-case basis. We may support proposals that call for enhanced disclosure on AI-related board and firm governance structures and expertise. Further, we will generally support proposals requesting enhanced disclosure on how a company uses AI within its operations, where material to the company’s business
Proxy Voting Guidelines – March 2025 B-32

6. Management environmental and social proposals
6.1 Say-on-climate
We believe climate-and nature-related factors are systemic risks that may materially affect issuers and the economies, markets, and society in which they operate. Mitigating GHG emissions may reduce the systemic risks that climate change poses. We recognize the importance of the global goal of achieving net-zero emissions by 2050 or sooner, in order to mitigate climate-related risks. Many companies are now seeking regular advisory votes from shareholders on their climate transition plans and progress made on these plans (i.e. a “say-on-climate” vote).
Voting guideline
We will evaluate say-on-climate management proposals on a case-by-case basis, but will generally not support proposals where the climate-related plans lack:
• Clear and appropriately detailed disclosure of the governance, strategy, risk management, and metrics and targets, as they relate to climate-related risks and opportunities
• Improvements on disclosure and performance, where applicable
• Credible targets and disclosure of progress towards meeting these commitments
• Disclosure of corporate and trade association lobbying activities, and how the company considers this in line with the Paris Agreement goals, where material.
When evaluating say-on-climate management proposals, we will consider the completeness of climate-related plans as well as the suitability of said plans, as determined by RBC GAM, for the company on a best-efforts basis. In addition, we will give consideration to newly-disclosed climate transition plans that do not meet this minimum criteria if there is demonstrable evidence and commitments indicating the minimum criteria will be met.
Proxy Voting Guidelines – March 2025 B-33

RBC Global Asset Management
This document is provided by RBC Global Asset Management (RBC GAM) for informational purposes only and may not be reproduced, distributed or published without the written consent of RBC GAM or its affiliated entities listed herein. This document does not constitute an offer or a solicitation to buy or to sell any security, product or service in any jurisdiction; nor is it intended to provide investment, financial, legal, accounting, tax, or other advice and such information should not be relied or acted upon for providing such advice. This document is not available for distribution to investors in jurisdictions where such distribution would be prohibited.
RBC GAM is the asset management division of Royal Bank of Canada (RBC) which includes RBC Global Asset Management Inc., RBC Global Asset Management (U.S.) Inc., RBC Global Asset Management (UK) Limited, and RBC Global Asset Management (Asia) Limited, which are separate, but affiliated subsidiaries of RBC. In Canada, this document is provided by RBC Global Asset Management Inc. (including PH&N Institutional) which is regulated by each provincial and territorial securities commission with which it is registered. In the United States, this document is provided by RBC Global Asset Management (U.S.) Inc., a federally registered investment adviser. In Europe this document is provided by RBC Global Asset Management (UK) Limited, which is authorised and regulated by the UK Financial Conduct Authority. In Asia, this document is provided by RBC Global Asset Management (Asia) Limited, which is registered with the Securities and Futures Commission (SFC) in Hong Kong.
Additional information about RBC GAM may be found at www.rbcgam.com.
This document has not been reviewed by, and is not registered with any securities or other regulatory authority, and may, where appropriate and permissible, be distributed by the above-listed entities in their respective jurisdictions.
Opinions contained herein reflect the judgment and thought leadership of RBC GAM and are subject to change at any time. Such opinions are for informational purposes only and are not intended to be investment or financial advice and should not be relied or acted upon for providing such advice. RBC GAM does not undertake any obligation or responsibility to update such opinions.
RBC GAM reserves the right at any time and without notice to change, amend or cease publication of this information. Some of the statements contained in this document may be considered forward-looking statements which provide current expectations or forecasts of future results or events. Forward-looking statements are not guarantees of future performance or events and involve risks and uncertainties. Do not place undue reliance on these statements because actual results or events may differ materially from those described in such forward-looking statements as a result of various factors. Before making any investment decisions, we encourage you to consider all relevant factors carefully.
® / TM Trademarks(s) of Royal Bank of Canada. Used under licence.
© RBC Global Asset Management Inc. 2024
(02/2025)
021GAM011 (02-2024) PROXYVOTINGGUIDELINES EN-V2 02/22/2024

PART C
OTHER INFORMATION
Item 28. Exhibits
(a)	(1)
Amended and Restated Agreement and Declaration of Trust dated June 29, 2017. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 110 to the Registration Statement on
Form N-1A filed with the Commission on July 28, 2017.

(2)
Instrument Memorializing Resolutions of the Board of Trustees. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed with the Commission on September 30, 2004.

(3)
Instrument Memorializing Resolutions of the Board of Trustees. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A filed with the Commission on December 29, 2009.

(4)
Instrument Memorializing Resolutions of the Board of Trustees. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A filed with the Commission on September 1, 2011.

(5)
Instrument Memorializing Resolution of the Board of Trustees. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 51 to the Registration Statement on Form N-1A filed with the Commission on September 26, 2013.

(6)
Instrument Memorializing Resolution of the Board of Trustees. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 57 to the Registration Statement on Form N-1A filed with the Commission on December 20, 2013.

(7)
Instrument Memorializing Resolution of the Board of Trustees. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A filed with the Commission on April 25, 2014.

(8)
Instrument Memorializing Resolution of the Board of Trustees. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 79 to the Registration Statement on Form N-1A filed with the Commission on December 3, 2014.

(9)
Instrument Memorializing Resolution of the Board of Trustees. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 80 to the Registration Statement on Form N-1A filed with the Commission on December 9, 2014.

(10)
Instrument Memorializing Resolution of the Board of Trustees. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 89 to the Registration Statement on Form N-1A filed with the Commission on October 23, 2015.

(11)
Instrument Memorializing Resolution of the Board of Trustees. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 100 to the Registration Statement on Form N-1A
filed with the Commission on November 18, 2016.

(12)
Instrument Memorializing Resolution of the Board of Trustees. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 153 to the Registration Statement on Form N-1A
filed with the Commission on November 1, 2021.

(13)
Instrument Memorializing Resolution of the Board of Trustees. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 155 to the Registration Statement on Form N-1A
filed with the Commission on December 15, 2021.

(14)
Instrument Memorializing Resolution of the Board of Trustees. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 160 to the Registration Statement on Form N-1A
filed with the Commission on April 11, 2022.

(15)
Instrument Memorializing Resolution of the Board of Trustees. Incorporated by reference to the
Registrant’s Post-Effective Amendment No. 165 to the Registration Statement on Form N-1A filed with the Commission on December 14, 2022.

(b)
By-Laws, effective as of January 13, 2004. Incorporated herein by reference to the Registrant’s
Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed with the
Commission on April 13, 2004.

(c)
See Article III, “Shares,” and Article V, “Shareholders’ Voting Powers and Meetings,” of the
Registrant’s Agreement and Declaration of Trust dated December 16, 2003, incorporated by reference to Exhibit (a). See Article II, “Meetings of Shareholders,” of the Registrant’s By-Laws, effective
January 13, 2004, incorporated by reference to Exhibit (b).

(d)	(1)
Master Investment Advisory Agreement, Amended and Restated on October 1, 2019, between
Registrant and RBC Global Asset Management (U.S.) Inc. Incorporated herein by reference to the
Registrant’s Post-Effective Amendment No. 136 to the Registration Statement on Form N-1A filed with the Commission on November 26, 2019.

(i)
Amendment dated June 18, 2020 to the Amended and Restated Master Investment Advisory
Agreement dated October 1, 2019. Incorporated herein by reference to the Registrant’s
Post-Effective Amendment No. 142 to the Registration Statement on Form N-1A filed with the
Commission on July 29, 2020.

(ii)
Amendment dated December 18, 2020 to the Amended and Restated Master Investment
Advisory Agreement dated October 1, 2019. Incorporated herein by reference to the
Registrant’s Post-Effective Amendment No. 147 to the Registration Statement on Form N-1A
filed with the Commission on January 28, 2021.

(iii)
Amendment dated November 1, 2021 to the Amended and Restated Master Investment
Advisory Agreement dated October 1, 2019. Incorporated herein by reference to the
Registrant’s Post-Effective Amendment No. 153 to the Registration Statement on Form N-1A
filed with the Commission on November 1, 2021.

(2)
Investment Advisory Agreement, Amended and Restated on October 1, 2019, between Registrant and
RBC Global Asset Management (U.S.) Inc. Incorporated herein by reference to the Registrant’s
Post-Effective Amendment No. 136 to the Registration Statement on Form N-1A filed with the
Commission on November 26, 2019.

(i)
Amendment dated July 1, 2024 to the Amended and Restated Investment Advisory Agreement
dated October 1, 2019. Incorporated herein by reference to Exhibit (d)(1)(iv) to the Registrant’s
Post-Effective Amendment No. 172 to the Registration Statement on Form N-1A filed with the
Commission on July 26, 2024.

(3)
Amended and Restated Investment Advisory Agreement dated as of September 22, 2016, between the
Registrant and RBC Global Asset Management (U.S.) Inc. Incorporated herein by reference to the
Registrant’s Post-Effective Amendment No. 138 to the Registration Statement on Form N-1A filed with the Commission on January 28, 2020.

(4)
Investment Advisory Agreement dated November 1, 2021, between the Registrant and RBC Global
Asset Management (U.S.) Inc. Incorporated herein by reference to the Registrant’s Post-Effective
Amendment No. 153 to the Registration Statement on Form N-1A filed with the Commission on
November 1, 2021.

(i)
Amendment dated December 15, 2021 to the Amended and Restated Master Investment
Advisory Agreement dated November 1, 2021. Incorporated herein by reference to the
Registrant’s Post-Effective Amendment No. 155 to the Registration Statement on Form N-1A
filed with the Commission on December 15, 2021.

(ii)
Amendment dated April 1, 2022 to the Amended and Restated Master Investment Advisory
Agreement dated November 1, 2021. Incorporated herein by reference to the Registrant’s
Post-Effective Amendment No. 160 to the Registration Statement on Form N-1A filed with the
Commission on April 11, 2022.

(iii)
Amendment dated November 1, 2022 to the Amended and Restated Master Investment
Advisory Agreement dated November 1, 2021. Incorporated by reference to the Registrant’s
Post-Effective Amendment No. 165 to the Registration Statement on Form N-1A filed with the
Commission on December 14, 2022.

(5)
Investment Sub-Advisory Agreement dated December 20, 2013 between RBC Global Asset
Management (U.S.) Inc. and RBC Global Asset Management (UK) Limited. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 57 to the Registration Statement on
Form N-1A filed with the Commission on December 20, 2013.

(i)
Amendment dated October 23, 2014 to the Investment Sub-Advisory Agreement dated
December 20, 2013 among RBC Global Asset Management (U.S.) Inc. and RBC Global Asset
Management (UK) Limited. Incorporated herein by reference to the Registrant’s Post-Effective
Amendment No. 79 to the Registration Statement on Form N-1A filed with the Commission on
December 3, 2014.

(ii)
Amendment dated November 1, 2017 to the Investment Sub-Advisory Agreement dated
December 20, 2013 between RBC Global Asset Management (U.S.) Inc. and RBC Global Asset
Management (UK) Limited. Incorporated herein by reference to the Registrant’s Post-Effective
Amendment No. 131 to the Registration Statement on Form N-1A filed with the Commission on July 26, 2019,

(iii)
Amendment dated December 15, 2021 to the Investment Sub-Advisory Agreement dated
December 20, 2013 between RBC Global Asset Management (U.S.) Inc. and RBC Global Asset
Management (UK) Limited. Incorporated herein by reference to the Registrant’s Post-Effective
Amendment No. 155 to the Registration Statement on Form N-1A filed with the Commission on December 15, 2021.

(iv)
Amendment dated April 1, 2022 to the Investment Sub-Advisory Agreement dated
December 20, 2013 between RBC Global Asset Management (U.S.) Inc. and RBC Global Asset
Management (UK) Limited. Incorporated herein by reference to the Registrant’s Post-Effective
Amendment No. 160 to the Registration Statement on Form N-1A filed with the Commission on April 11, 2022.

(v)
Amendment dated November 1, 2022 to the Investment Sub-Advisory Agreement dated
December 20, 2013 between RBC Global Asset Management (U.S.) Inc. and RBC Global Asset
Management (UK) Limited. Incorporated by reference to the Registrant’s Post-Effective
Amendment No. 165 to the Registration Statement on Form N-1A filed with the Commission on December 14, 2022.

(vi)
Amendment dated January 2, 2024 to the Investment Sub-Advisory Agreement dated
December 20, 2013 between RBC Global Asset Management (U.S.) Inc. and RBC Global Asset
Management (UK) Limited. Incorporated by reference to the Registrant’s Post-Effective
Amendment No. 170 to the Registration Statement on Form N-1A filed with the Commission on January 29, 2024.

(6)
Amended and Restated Investment Sub-Advisory Agreement dated April 1, 2023 between RBC
Global Asset Management (U.S.) Inc. and RBC Global Asset Management (UK) Limited.
Incorporated by reference to the Registrant’s Post-Effective Amendment No. 169 to the Registration
Statement on Form N-1A filed with the Commission on July 26, 2023.

(i)
Amendment dated January 2, 2024 to the Amended and Restated Investment Sub-Advisory
Agreement dated April 1, 2023 between RBC Global Asset Management (U.S.) Inc. and RBC
Global Asset Management (UK) Limited. Incorporated by reference to the Registrant’s
Post-Effective Amendment No. 170 to the Registration Statement on Form N-1A filed with the
Commission on January 29, 2024.

(e)	(1)
Amended and Restated Distribution Agreement dated October 1, 2016 between the Registrant and
Quasar Distributors, LLC. Incorporated herein by reference to the Registrant’s Post-Effective
Amendment No. 131 to the Registration Statement on Form N-1A filed with the Commission on
July 26, 2019.

		(i)
Amendment dated October 2, 2017 to the Amended and Restated Distribution Agreement dated
October 1, 2016 between the Registrant and Quasar Distributors, LLC. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 131 to the Registration Statement
on Form N-1A filed with the Commission on July 26, 2019.

		(ii)
Amendment dated December 18, 2017 to the Amended and Restated Distribution Agreement
dated October 1, 2016 between the Registrant and Quasar Distributors, LLC. Incorporated
herein by reference to the Registrant’s Post-Effective Amendment No. 131 to the Registration
Statement on Form N-1A filed with the Commission on July 26, 2019.

	(2)
Distribution Agreement dated September 30, 2021 between the Registrant, RBC Global Asset
Management (U.S.) Inc. and Quasar Distributors, LLC. Incorporated herein by reference to the
Registrant’s Post-Effective Amendment No. 153 to the Registration Statement on Form N-1A filed with the Commission on November 1, 2021.

		(i)
Amendment dated November 1, 2021 to the Distribution Agreement dated September 30, 2021 between the Registrant, RBC Global Asset Management (U.S.) Inc. and Quasar Distributors,
LLC. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 153
to the Registration Statement on Form N-1A filed with the Commission on November 1, 2021.

		(ii)
Amendment dated December 15, 2021 to the Distribution Agreement dated September 30, 2021 between the Registrant, RBC Global Asset Management (U.S.) Inc. and Quasar Distributors,
LLC. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 155
to the Registration Statement on Form N-1A filed with the Commission on December 15, 2021.

		(iii)
Amendment dated April 1, 2022 to the Distribution Agreement dated September 30, 2021 between the Registrant, RBC Global Asset Management (U.S.) Inc. and Quasar Distributors,
LLC. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 160
to the Registration Statement on Form N-1A filed with the Commission on April 11, 2022.

		(iv)
Amendment dated December 1, 2022 to the Distribution Agreement dated September 30, 2021 between the Registrant, RBC Global Asset Management (U.S.) Inc. and Quasar Distributors,
LLC. Incorporated by reference to the Registrant’s Post-Effective Amendment No. 165 to the
Registration Statement on Form N-1A filed with the Commission on December 14, 2022.

(f)		Bonus or Profit Sharing Contracts.
		Not applicable.
(g)	(1)
Form of Custody Agreement dated December 28, 2009 between the Registrant and U.S. Bank
National Association. Incorporated herein by reference to the Registrant’s Post-Effective Amendment
No. 32 to the Registration Statement on Form N-1A filed with the Commission on December 29,
2009.

		(i)
First Amendment dated December 20, 2013 to the Custody Agreement dated December 28,
2009. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 57 to
the Registration Statement on Form N-1A filed with the Commission on December 20, 2013.

		(ii)
Second Amendment dated September 24, 2014 to the Custody Agreement dated December 28,
2009. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 79 to
the Registration Statement on Form N-1A filed with the Commission on December 3, 2014.

		(iii)
Third Amendment dated December 15, 2017 to the Custody Agreement dated December 28,
2009. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 142
to the Registration Statement on Form N-1A filed with the Commission on July 29, 2020.

		(iv)
Fourth Amendment dated December 18, 2020 to the Custody Agreement dated December 28,
2009. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 147
to the Registration Statement on Form N-1A filed with the Commission on January 28, 2021.

	(2)
Custody Agreement dated August 1, 2011 between the Registrant and The Bank of New York
Mellon. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 43 to the
Registration Statement on Form N-1A filed with the Commission on September 1, 2011.

(i)
Supplement dated December 13, 2022 to the Custody Agreement Hong Kong-China Connect
Service dated February 5, 2015 between the Registrant and The Bank of New York Mellon.
Incorporated by reference to the Registrant’s Post-Effective Amendment No. 166 to the
Registration Statement on Form N-1A filed with the Commission on January 27, 2023.

(ii)
Amendment and Restated Schedule II dated December 1, 2022 to the Custody Agreement dated
August 1, 2022 between the Registrant and The Bank of New York Mellon. Incorporated by
reference to the Registrant’s Post-Effective Amendment No. 165 to the Registration Statement
on Form N-1A filed with the Commission on December 14, 2022.

(3)
Foreign Custody Manager Agreement dated August 1, 2011 between the Trust and The Bank of New
York Mellon. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 43
to the Registration Statement on Form N-1A filed with the Commission on September 1, 2011.

(i)
Amended and Restated Annex II dated December 1, 2022 to the Foreign Custody Manager
Agreement dated August 1, 2011 between the Trust and The Bank of New York Mellon.
Incorporated by reference to the Registrant’s Post-Effective Amendment No. 165 to the
Registration Statement on Form N-1A filed with the Commission on December 14, 2022.

(h)		Other Material Contracts.
(1)
Amended and Restated Administrative Services Agreement dated as of September 1, 2011 between the Registrant and RBC Global Asset Management (U.S.) Inc. Incorporated herein by reference to the
Registrant’s Post-Effective Amendment No. 49 to the Registration Statement on Form N-1A filed with the Commission on November 27, 2012.

(i)
Amendment dated December 15, 2021 to the Amended and Restated Administrative Services
Agreement dated September 1, 2011. Incorporated herein by reference to the Registrant’s
Post-Effective Amendment No. 155 to the Registration Statement on Form N-1A filed with the
Commission on December 15, 2021.

(ii)
Amendment dated April 1, 2022 to the Amended and Restated Administrative Services
Agreement dated September 1, 2011. Incorporated herein by reference to the Registrant’s
Post-Effective Amendment No. 160 to the Registration Statement on Form N-1A filed with the
Commission on April 11, 2022.

(iii)
Amendment dated December 1, 2022 to the Amended and Restated Administrative Services
Agreement dated October 1, 2019. Incorporated by reference to the Registrant’s Post-Effective
Amendment No. 165 to the Registration Statement on Form N-1A filed with the Commission on December 14, 2022.

(2)
Administration and Accounting Services Agreement between PFPC Inc. and Tamarack Funds Trust dated October 5, 2007. Incorporated herein by reference to the Registrant’s Post-Effective
Amendment No. 27 to the Registration Statement on Form N-1A filed with the Commission on
November 26, 2008.

(i)
Money Market Fund Services Amendment dated March 21, 2016 to the Administration and
Accounting Services Agreement between BNY Mellon Investment Servicing (US) Inc.
(formerly PNC Global Investment Servicing (U.S.) Inc.) and the Registrant dated October 5,
2007. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 95 to
the Registration Statement on Form N-1A filed with the Commission on July 29, 2016.

(ii)
Amendment dated April 13, 2018 to the Administration and Accounting Services Agreement
between The Bank of New York Mellon (as assigned from BNY Mellon Investment Servicing
(US) Inc.) and the Registrant dated October 5, 2007. Incorporated herein by reference to the
Registrant’s Post-Effective Amendment No. 124 to the Registration Statement on Form N-1A
filed with the Commission on July 25, 2018.

(iii)
Amendment dated December 15, 2021 to the Administration and Accounting Services
Agreement between The Bank of New York Mellon (as assigned from BNY Mellon Investment
Servicing (US) Inc.) and the Registrant dated October 5, 2007. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 155 to the Registration Statement on Form
N-1A filed with the Commission on December 15, 2021.

(iv)
Amendment dated April 1, 2022 to the Administration and Accounting Services Agreement
between The Bank of New York Mellon (as assigned from BNY Mellon Investment Servicing
(US) Inc.) and the Registrant dated October 5, 2007. Incorporated herein by reference to the
Registrant’s Post-Effective Amendment No. 160 to the Registration Statement on Form N-1A
filed with the Commission on April 11, 2022.

(v)
Amendment dated December 1, 2022 to the Administration and Accounting Services Agreement
between The Bank of New York Mellon (as assigned from BNY Mellon Investment Servicing
(US) Inc.) and the Registrant dated October 5, 2007. Incorporated by reference to the
Registrant’s Post-Effective Amendment No. 165 to the Registration Statement on Form N-1A
filed with the Commission on December 14, 2022.

(vi)
Amendment dated June 1, 2024 to the Administration and Accounting Services Agreement
between The Bank of New York Mellon and the Registrant dated as of October 5, 2007.
Incorporated by reference to the Registrant’s Post-Effective Amendment No. 173 to the
Registration Statement on Form N-1A filed with the Commission on January 27, 2025.

(3)
Amended and Restated Shareholder Servicing Plan dated December 1, 2022. Incorporated by reference to the Registrant’s Post-Effective Amendment No. 165 to the Registration Statement on
Form N-1A filed with the Commission on December 14, 2022.

(4)
Special Administrative Services Agreement dated January 10, 2019 and effective March 11, 2019 between the Registrant and RBC Global Asset Management (U.S.) Inc. with respect to the RBC
BlueBay Access Capital Community Investment Fund. Incorporated herein by reference to the
Registrant’s Post-Effective Amendment No. 129 to the Registration Statement on Form N-1A filed with the Commission on March 11, 2019.

(5)
Amended and Restated Expense Limitation Agreement dated October 21, 2016 between the
Registrant and RBC Capital Markets LLC for U.S. Government Money Market Fund with respect to
RBC Institutional Class 2, and RBC Investor Class. Incorporated herein by reference to the
Registrant’s Post-Effective Amendment No. 110 to the Registration Statement on Form N-1A filed with the Commission on July 28, 2017.

(i)
Amendment to Amended and Restated Expense Limitation Agreement dated June 8, 2023 between the Registrant and RBC Capital Markets LLC for U.S. Government Money Market
Fund with respect to Class A, RBC Institutional Class 2, and RBC Investor Class. Incorporated
herein by reference to the Registrant’s Post-Effective Amendment No. 168 to the Registration
Statement on Form N-1A filed with the Commission on June 8, 2023.

(ii)
Amendment to Amended and Restated Expense Limitation Agreement dated October 1, 2025 between the Registrant and RBC Capital Markets LLC for U.S. Government Money Market
Fund with respect to Class A, Institutional Class 2 and Investor Class. Incorporated by
reference to the Registrant's Post-Effective Amendment No. 175 to the Registration Statement
on Form N-1A filed with the Commission on October 14, 2025.

(6)
Amended and Restated Expense Limitation Agreement dated September 22, 2016 between the
Registrant and RBC Global Asset Management (U.S.) Inc. for U.S. Government Money Market Fund
with respect to RBC Institutional Class 1. Incorporated herein by reference to the Registrant’s
Post-Effective Amendment No. 110 to the Registration Statement on Form N-1A filed with the
Commission on July 28, 2017.

(7)
Second Amended and Restated Expense Limitation Agreement dated October 1, 2019 between the
Registrant and RBC Global Asset Management (U.S.) Inc. Incorporated herein by reference to the
Registrant’s Post-Effective Amendment No. 136 to the Registration Statement on Form N-1A filed with the Commission on November 26, 2019.

(i)
Amendment dated December 15, 2021 to the Second Amended and Restated Expense
Limitation Agreement dated October 1, 2019. Incorporated herein by reference to the
Registrant’s Post-Effective Amendment No. 155 to the Registration Statement on Form N-1A
filed with the Commission on December 15, 2021.

(ii)
Amendment dated April 1, 2022 to the Second Amended and Restated Expense Limitation
Agreement dated October 1, 2019. Incorporated herein by reference to the Registrant’s
Post-Effective Amendment No. 160 to the Registration Statement on Form N-1A filed with the
Commission on April 11, 2022.

(iii)
Amendment dated December 1, 2022 to the Second Amended and Restated Expense Limitation
Agreement dated October 1, 2019. Incorporated by reference to the Registrant’s Post-Effective
Amendment No. 165 to the Registration Statement on Form N-1A filed with the Commission on December 14, 2022.

(iv)
Amendment dated July 1, 2024 to the Second Amended and Restated Expense Limitation
Agreement dated October 1, 2019. Incorporated herein by reference to the Registrant’s
Post-Effective Amendment No. 172 to the Registration Statement on Form N-1A filed with the
Commission on July 26, 2024.

(v)
Amendment dated October 1, 2025 to the Second Amended and Restated Expense Limitation
Agreement dated October 1, 2019. Incorporated by reference to the Registrant's Post-Effective
Amendment No. 175 to the Registration Statement on Form N-1A filed with the Commission on October 14, 2025.

(8)
Transfer Agency Servicing Agreement dated December 28, 2009 between the Registrant and
U.S. Bancorp Fund Services, LLC. Incorporated herein by reference to the Registrant’s Post-Effective
Amendment No. 45 to the Registration Statement on Form N-1A filed with the Commission on
November 23, 2011.

(i)
First Amendment dated July 1, 2011 to the Transfer Agent Servicing Agreement dated
December 28, 2009 between the Registrant and U.S. Bancorp Fund Services, LLC.
Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 43 to the
Registration Statement on Form N-1A filed with the Commission on September 1, 2011.

(ii)
Second Amendment dated November 27, 2012 to the Transfer Agent Servicing Agreement
dated December 28, 2009 between the Registrant and U.S. Bancorp Fund Services, LLC.
Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 49 to the
Registration Statement on Form N-1A filed with the Commission on November 27, 2012.

(iii)
Third Amendment dated December 20, 2013 to the Transfer Agent Servicing Agreement dated
December 28, 2009 between the Registrant and U.S. Bancorp Fund Services, LLC.
Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 57 to the
Registration Statement on Form N-1A filed with the Commission on December 20, 2013.

(iv)
Fourth Amendment dated September 24, 2014 to the Transfer Agent Servicing Agreement dated
December 28, 2009 between the Registrant and U.S. Bancorp Fund Services, LLC.
Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 79 to the
Registration Statement on Form N-1A filed with the Commission on December 3, 2014.

(v)
Fifth Amendment dated December 1, 2017 to the Transfer Agent Servicing Agreement dated
December 28, 2009 between the Registrant and U.S. Bancorp Fund Services, LLC.
Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 142 to the
Registration Statement on Form N-1A filed with the Commission on July 29, 2020.

(vi)
Sixth Amendment dated December 18, 2020 to the Transfer Agent Servicing Agreement dated
December 28, 2009 between the Registrant and U.S. Bancorp Fund Services, LLC.
Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 147 to the
Registration Statement on Form N-1A filed with the Commission on January 28, 2021.

(vii)
Seventh Amendment dated November 1, 2021 to the Transfer Agent Servicing Agreement dated
December 28, 2009 between the Registrant and U.S. Bancorp Fund Services, LLC.
Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 153 to the
Registration Statement on Form N-1A filed with the Commission on November 1, 2021.

(viii)
Eighth Amendment dated December 15, 2021 to the Transfer Agent Servicing Agreement dated
December 28, 2009 between the Registrant and U.S. Bancorp Fund Services, LLC.
Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 155 to the
Registration Statement on Form N-1A filed with the Commission on December 15, 2021.

(ix)
Ninth Amendment dated April 1, 2022 to the Transfer Agent Servicing Agreement dated
December 28, 2009 between the Registrant and U.S. Bancorp Fund Services, LLC.
Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 160 to the
Registration Statement on Form N-1A filed with the Commission on April 11, 2022.

(x)
Tenth Amendment dated December 1, 2022 to the Transfer Agent Servicing Agreement dated
December 28, 2009 between the Registrant and U.S. Bancorp Fund Services, LLC.
Incorporated by reference to the Registrant’s Post-Effective Amendment No. 165 to the
Registration Statement on Form N-1A filed with the Commission on December 14, 2022.

(i)		Opinion and consent of Counsel. Filed herewith.
(j)		Other Opinions.
(1)
Power of Attorney for Lucy Hancock Bode, David Eikenberg, Leslie H. Garner, Jr., Michael Kardok,
Ronald James, Margaret McCaffrey, James R. Seward, and Christie Zarkovich dated September 25,
2025. Incorporated by reference to the Registrant’s Post-Effective Amendment No. 177 to the
Registration Statement on Form N-1A filed with the Commission on January 14, 2026.

(2)
Power of Attorney for Dexter V. Perry dated January 12, 2026. Incorporated by reference to the
Registrant’s Post-Effective Amendment No. 177 to the Registration Statement on Form N-1A filed with the Commission on January 14, 2026.

	(3)	Consent of independent registered public accounting firm. Filed herewith.
(k)		Omitted Financial Statements.
Not applicable.
(l)		Initial Capital Agreements.
Not applicable.
(m)	(1)
Amended and Restated Master Distribution Plan dated December 1, 2022. Incorporated by reference to the Registrant’s Post-Effective Amendment No. 165 to the Registration Statement on Form N-1A
filed with the Commission on December 14, 2022.

(2)
Class A Shares Distribution and Service (Rule 12b-1) Plan dated January 29, 2018 for RBC BlueBay
Short Duration Fixed Income Fund and RBC BlueBay Ultra-Short Fixed Income Fund. Incorporated
herein by reference to the Registrant’s Post-Effective Amendment No. 124 to the Registration
Statement on Form N-1A filed with the Commission on July 25, 2018.

(3)
RBC Funds Trust Money Market Funds (Institutional Class 2, Select Class, Reserve Class, Investor
Class, Class A) Amended and Restated Shareholder Account and Distribution Services Plan dated
June 8, 2023. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 168
to the Registration Statement on Form N-1A filed with the Commission on June 8, 2023.

(4)
Amended and Restated RBC Funds Trust Money Market Funds (Institutional Class 1 Shares)
Shareholder Servicing Plan dated June 8, 2023. Incorporated herein by reference to the Registrant’s
Post-Effective Amendment No. 168 to the Registration Statement on Form N-1A filed with the
Commission on June 8, 2023.

(5)
Shareholder Servicing Agreement between the Trust and RBC Capital Markets, LLC for the
Institutional Class 1 Shares of the U.S. Government Money Market Funds. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 168 to the Registration Statement on
Form N-1A filed with the Commission on June 8, 2023.

(6)
Form of Dealer Selling Agreement with Quasar Distributors, LLC. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 142 to the Registration Statement on Form N-1A
filed with the Commission on July 29, 2020.

(n)	(1)
Second Amended and Restated Multi-Class Plan Pursuant to Rule 18f-3 dated March 11, 2019.
Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 136 to the
Registration Statement on Form N-1A filed with the Commission on November 26, 2019.

(i)
Amendment dated December 15, 2021 to Second Amended and Restated Multi-Class Plan
Pursuant to Rule 18f-3 dated September 27, 2019. Incorporated herein by reference to the
Registrant’s Post-Effective Amendment No. 155 to the Registration Statement on Form N-1A
filed with the Commission on December 15, 2021.

(ii)
Amendment dated April 1, 2022 to Second Amended and Restated Multi-Class Plan Pursuant to
Rule 18f-3 dated September 27, 2019. Incorporated herein by reference to the Registrant’s
Post-Effective Amendment No. 160 to the Registration Statement on Form N-1A filed with the
Commission on April 11, 2022.

(iii)
Amendment dated December 1, 2022 to Second Amended and Restated Multi-Class Plan
Pursuant to Rule 18f-3 dated September 27, 2019. Incorporated by reference to the Registrant’s
Post-Effective Amendment No. 165 to the Registration Statement on Form N-1A filed with the
Commission on December 14, 2022.

(iv)
Amendment dated October 1, 2025 to Second Amended and Restated Multi-Class Play
Pursuant to Rule 18f-3 dated September 27, 2019. Incorporated by reference to the Registrant's
Post-Effective Amendment No. 175 to the Registration Statement on Form N-1A filed with the
Commission on October 14, 2025.

(2)
Amended and Restated Plan Pursuant to Rule 18f-3 dated June 8, 2023. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 168 to the Registration Statement on
Form N-1A filed with the Commission on June 8, 2023.

(o)		Reserved.
(p)		Codes of Ethics.
(1)
Code of Ethics of RBC Global Asset Management (U.S.) Inc. Incorporated by reference to the
Registrant’s Post-Effective Amendment No. 174 to the Registration Statement on Form N-1A filed with the Commission on July 28, 2025.

	(2)	Code of Ethics of the Trust. Incorporated by reference to the Registrant’s Post-Effective Amendment No. 169 to the Registration Statement on Form N-1A filed with the Commission on July 26, 2023.
(3)
Code of Ethics of RBC Global Asset Management (UK) Limited. Incorporated by reference to the
Registrant’s Post-Effective Amendment No. 174 to the Registration Statement on Form N-1A filed with the Commission on July 28, 2025.

Item 29. Persons Controlled By or Under Common Control with the Registrant
None.
Item 30. Indemnification
The Agreement and Declaration of Trust of the Registrant, Article VII, Section 2, provides the following:
(a) To the fullest extent that limitations on the liability of Trustees and officers are permitted by the Delaware Statutory Trust Act (12 Del. C.ss.ss. 3801 et seq.), as amended from time to time (“DSTA”), the officers and Trustees shall not be responsible or liable in any event for any act or omission of: any agent or employee of the Trust; any investment adviser or principal underwriter of the Trust; or with respect to each Trustee and officer, the act or omission of any other Trustee or officer, respectively. The Trust, out of the trust property, shall indemnify and hold harmless each and every officer and Trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or Trustee’s performance of his or her duties as an officer or Trustee of the Trust. This limitation on liability applies to events occurring at the time a person serves as a Trustee or officer of the Trust whether or not such person is a Trustee or officer at the time of any proceeding in which liability is asserted. Nothing herein contained shall indemnify, hold harmless or protect any officer or Trustee from or against any liability to the Trust or any Shareholder to which such Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Person’s office.
The By-Laws of the Registrant, Article VI, Section 6.02, provides the following:
Subject to the exceptions and limitations contained in Section 6.04 of this Article VI, the Trust shall indemnify its Trustees and officers to the fullest extent permitted by state law and the 1940 Act. Without limitation of the foregoing, the Trust shall indemnify each person who was or is a party or is threatened to be made a party to any proceedings, by reason of alleged acts or omissions within the scope of his or her service as a Trustee or officer of the Trust, against judgments, fines, penalties, settlements and reasonable expenses (including attorneys’ fees) actually incurred by him or her in connection with such proceeding to the maximum extent consistent with state law and the 1940 Act. The Trust may, to the fullest extent consistent with law, indemnify each person who is serving or has served at the request of the Trust as a director, officer, partner, trustee, employee, agent or fiduciary of another domestic or foreign corporation, partnership, joint venture, trust, other enterprise or employee benefit plan (“Other Position”) and who was or is a party or is threatened to be made a party to any proceeding by reason of alleged acts or omissions while acting within the scope of his or her service in such Other Position, against judgments, fines, settlements and reasonable expenses (including attorneys’ fees) actually incurred by him or her in connection with such proceeding to the maximum extent consistent with state law and the 1940 Act.
The indemnification and other rights provided by this Article VI shall continue as to a person who has ceased to be a Trustee or officer of the Trust. Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers, and controlling persons or Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Investment Company Act of 1940, as amended, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31. Business and Other Connections of the Advisor
RBC Global Asset Management (U.S.) Inc., the investment advisor to each series of the Trust, is a registered investment advisor. Information as to the directors and officers of RBC Global Asset Management (U.S.) Inc., together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of RBC Global Asset Management (U.S.) Inc. in the last two years, is included in its application for registration as an investment advisor on Form ADV (IARD/CRD No. 107173; SEC File No. 801-20303) filed with the SEC under the Investment Advisers Act of 1940 and is incorporated herein by reference thereto.
Item 32. Quasar Distributors, LLC
Item 32(a)
Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:
Abacus FCF ETF Trust
Advisor Managed Portfolios
Antares Private Credit Fund
Capital Advisors Growth Fund, Series of Advisors Series Trust

Chase Growth Fund, Series of Advisors Series Trust
Davidson Multi Cap Equity Fund, Series of Advisors Series Trust
Edgar Lomax Value Fund, Series of Advisors Series Trust
Huber Large Cap Value Fund, Series of Advisors Series Trust
Huber Mid Cap Value Fund, Series of Advisors Series Trust
Huber Select Large Cap Value Fund, Series of Advisors Series Trust
Huber Small Cap Value Fund, Series of Advisors Series Trust
Logan Capital Broad Innovative Growth ETF, Series of Advisors Series Trust
Medalist Partners MBS Total Return Fund, Series of Advisors Series Trust
Medalist Partners Short Duration Fund, Series of Advisors Series Trust
O'Shaughnessy Market Leaders Value Fund, Series of Advisors Series Trust
PIA BBB Bond Fund, Series of Advisors Series Trust
PIA High Yield (MACS) Fund, Series of Advisors Series Trust
PIA High Yield Fund, Series of Advisors Series Trust
PIA MBS Bond Fund, Series of Advisors Series Trust
PIA Short-Term Securities Fund, Series of Advisors Series Trust
Poplar Forest Cornerstone Fund, Series of Advisors Series Trust
Poplar Forest Partners Fund, Series of Advisors Series Trust
Pzena Emerging Markets Value Fund, Series of Advisors Series Trust
Pzena International Small Cap Value Fund, Series of Advisors Series Trust
Pzena International Value Fund, Series of Advisors Series Trust
Pzena Mid Cap Value Fund, Series of Advisors Series Trust
Pzena Small Cap Value Fund, Series of Advisors Series Trust
Reverb ETF, Series of Advisors Series Trust
Scharf ETF, Series of Advisors Series Trust
Scharf Global Opportunity ETF, Series of Advisors Series Trust
Scharf Multi-Asset Opportunity Fund, Series of Advisors Series Trust
Shenkman Capital Floating Rate High Income Fund, Series of Advisors Series Trust
Shenkman Capital Short Duration High Income Fund, Series of Advisors Series Trust
The Aegis Funds
Allied Asset Advisors Funds
Angel Oak Funds Trust
Angel Oak Strategic Credit Fund
Brookfield Infrastructure Income Fund Inc.
Brookfield Investment Funds
Buffalo Funds

RJ Eagle GCM Dividend Select Income ETF, Series of Carillon Series Trust
RJ Eagle Municipal Income ETF, Series of Carillon Series Trust
RJ Eagle Vertical Income ETF, Series of Carillon Series Trust
DoubleLine Funds Trust
AAM Bahl & Gaynor Small/Mid Cap Income Growth ETF, Series of ETF Series Solutions
AAM Brentview Dividend Growth ETF, Series of ETF Series Solutions
AAM Crescent CLO ETF, Series of ETF Series Solutions
AAM Low Duration Preferred and Income Securities ETF, Series of ETF Series Solutions
AAM S&P 500 High Dividend Value ETF, Series of ETF Series Solutions
AAM Sawgrass U.S. Large Cap Quality Growth ETF, Series of ETF Series Solutions
AAM Sawgrass U.S. Small Cap Quality Growth ETF, Series of ETF Series Solutions
AAM SLC Low Duration Income ETF, Series of ETF Series Solutions
AAM Todd International Intrinsic Value ETF, Series of ETF Series Solutions
AAM Transformers ETF, Series of ETF Series Solutions
Acquirers Deep Value ETF, Series of ETF Series Solutions
Aptus April Buffer, Series of ETF Series Solutions
Aptus Collared Investment Opportunity ETF, Series of ETF Series Solutions
Aptus Deferred Income ETF, Series of ETF Series Solutions
Aptus Defined Risk ETF, Series of ETF Series Solutions
Aptus Drawdown Managed Equity ETF, Series of ETF Series Solutions
Aptus Enhanced Yield ETF, Series of ETF Series Solutions
Aptus International Enhanced Yield ETF, Series of ETF Series Solutions
Aptus January Buffer ETF, Series of ETF Series Solutions
Aptus July Buffer ETF, Series of ETF Series Solutions
Aptus Large Cap Enhanced Yield ETF, Series of ETF Series Solutions
Aptus Large Cap Upside ETF, Series of ETF Series Solutions
Aptus October Buffer ETF, Series of ETF Series Solutions
Bahl & Gaynor Dividend ETF, Series of ETF Series Solutions
Bahl & Gaynor Income Growth ETF, Series of ETF Series Solutions
Bahl & Gaynor Small Cap Dividend ETF, Series of ETF Series Solutions
BTD Capital Fund, Series of ETF Series Solutions
Carbon Strategy ETF, Series of ETF Series Solutions
ClearShares OCIO ETF, Series of ETF Series Solutions
ClearShares Piton Intermediate Fixed Income Fund, Series of ETF Series Solutions
ClearShares Ultra-Short Maturity ETF, Series of ETF Series Solutions
Colterpoint Net Lease Real Estate ETF, Series of ETF Series Solutions

Distillate International Fundamental Stability & Value ETF, Series of ETF Series Solutions
Distillate Small/Mid Cash Flow ETF, Series of ETF Series Solutions
Distillate U.S. Fundamental Stability & Value ETF, Series of ETF Series Solutions
ETFB Green SRI REITs ETF, Series of ETF Series Solutions
Hoya Capital High Dividend Yield ETF, Series of ETF Series Solutions
Hoya Capital Housing ETF, Series of ETF Series Solutions
LHA Market State Tactical Beta ETF, Series of ETF Series Solutions
LHA Market State Tactical Q ETF, Series of ETF Series Solutions
LHA Risk-Managed Income ETF, Series of ETF Series Solutions
McElhenny Sheffield Managed Risk ETF, Series of ETF Series Solutions
Opus Small Cap Value ETF, Series of ETF Series Solutions
The Acquirers Fund, Series of ETF Series Solutions
The Brinsmere Fund - Conservative ETF, Series of ETF Series Solutions
The Brinsmere Fund - Growth ETF, Series of ETF Series Solutions
U.S. Global GO GOLD and Precious Metal Miners ETF, Series of ETF Series Solutions
U.S. Global JETS ETF, Series of ETF Series Solutions
U.S. Global Sea to Sky Cargo ETF, Series of ETF Series Solutions
U.S. Global Technology and Aerospace & Defense ETF, Series of ETF Series Solutions
US Vegan Climate ETF, Series of ETF Series Solutions
Vest 10 Year Interest Rate Hedge ETF, Series of ETF Series Solutions
Vest 2 Year Interest Rate Hedge ETF, Series of ETF Series Solutions
First American Funds Trust
FundX Investment Trust
The Glenmede Fund, Inc.
The GoodHaven Funds Trust
Harding, Loevner Funds, Inc.
Hennessy Funds Trust
Horizon Funds
Hotchkis & Wiley Funds
Intrepid Capital Management Funds Trust
Jacob Funds Inc.
The Jensen Quality Growth Fund Inc.
Kirr, Marbach Partners Funds, Inc.
Core Alternative ETF, Series of Listed Funds Trust
Optimized Equity Income ETF, Series of Listed Funds Trust
Wahed Dow Jones Islamic World ETF, Series of Listed Funds Trust

Wahed FTSE USA Shariah ETF, Series of Listed Funds Trust
LKCM Funds
LoCorr Investment Trust
MainGate Trust
ATAC Rotation Fund, Series of Managed Portfolio Series
Cove Street Capital Small Cap Value Fund, Series of Managed Portfolio Series
Kensington Active Advantage Fund, Series of Managed Portfolio Series
Kensington Defender Fund, Series of Managed Portfolio Series
Kensington Dynamic Allocation Fund, Series of Managed Portfolio Series
Kensington Hedged Premium Income ETF, Series of Managed Portfolio Series
Kensington Managed Income Fund, Series of Managed Portfolio Series
LK Balanced Fund, Series of Managed Portfolio Series
Leuthold Core ETF, Series of Managed Portfolio Series
Leuthold Core Investment Fund, Series of Managed Portfolio Series
Leuthold Global Fund, Series of Managed Portfolio Series
Leuthold Grizzly Short Fund, Series of Managed Portfolio Series
Leuthold Select Industries ETF, Series of Managed Portfolio Series
Muhlenkamp Fund, Series of Managed Portfolio Series
Nuance Concentrated Value Fund, Series of Managed Portfolio Series
Nuance Mid Cap Value Fund, Series of Managed Portfolio Series
Olstein All Cap Value Fund, Series of Managed Portfolio Series
Olstein Strategic Opportunities Fund, Series of Managed Portfolio Series
Port Street Quality Growth Fund, Series of Managed Portfolio Series
Prospector Capital Appreciation Fund, Series of Managed Portfolio Series
Prospector Opportunity Fund, Series of Managed Portfolio Series
Reinhart Genesis PMV Fund, Series of Managed Portfolio Series
Reinhart International PMV Fund, Series of Managed Portfolio Series
Reinhart Mid Cap PMV Fund, Series of Managed Portfolio Series
Tremblant Global ETF, Series of Managed Portfolio Series
Greenspring Income Opportunities Fund, Series of Manager Directed Portfolios
Hood River International Opportunity Fund, Series of Manager Directed Portfolios
Hood River New Opportunities Fund, Series of Manager Directed Portfolios
Hood River Small-Cap Growth Fund, Series of Manager Directed Portfolios
SanJac Alpha Core Plus Bond ETF, Series of Manager Directed Portfolios
SanJac Alpha Low Duration ETF, Series of Manager Directed Portfolios
SWP Growth & Income ETF, Series of Manager Directed Portfolios

Vert Global Sustainable Real Estate ETF, Series of Manager Directed Portfolios
Mason Capital Fund Trust
Matrix Advisors Funds Trust
Monetta Trust
Nicholas Equity Income Fund, Inc.
Nicholas Fund, Inc.
Nicholas II, Inc.
Nicholas Limited Edition, Inc.
Oaktree Diversified Income Fund Inc.
Permanent Portfolio Family of Funds
Perritt Funds, Inc.
Procure ETF Trust II
Professionally Managed Portfolios
Provident Mutual Funds, Inc.
Abbey Capital Futures Strategy Fund, Series of The RBB Fund, Inc.
Abbey Capital Multi-Asset Fund, Series of The RBB Fund, Inc.
Adara Smaller Companies Fund, Series of The RBB Fund, Inc.
Aquarius International Fund, Series of The RBB Fund, Inc.
Boston Partners All Cap Value Fund, Series of The RBB Fund, Inc.
Boston Partners Global Equity Fund, Series of The RBB Fund, Inc.
Boston Partners Global Sustainability Fund, Series of The RBB Fund, Inc.
Boston Partners Long/Short Equity Fund, Series of The RBB Fund, Inc.
Boston Partners Long/Short Research Fund, Series of The RBB Fund, Inc.
Boston Partners Small Cap Value Fund II, Series of The RBB Fund, Inc.
Campbell Systematic Macro Fund, Series of The RBB Fund, Inc.
F/m 10-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
F/m 2-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
F/m 3-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
F/m Callable Tax-Free Municipal ETF, Series of The RBB Fund, Inc.
F/m Compoundr High Yield Bond ETF, Series of The RBB Fund, Inc.
F/m Compoundr U.S. Aggregate Bond ETF, Series of The RBB Fund, Inc.
F/m Emerald Life Sciences Innovation ETF, Series of The RBB Fund, Inc.
F/m Emerald Special Situations ETF, Series of The RBB Fund, Inc.
F/m High Yield 100 ETF, Series of The RBB Fund, Inc.
F/m Investments Large Cap Focused Fund Series of The RBB Fund, Inc.
F/m Opportunistic Income ETF, Series of The RBB Fund, Inc.

F/m Ultrashort Treasury Inflation-Protected Security (TIPS) ETF Series of The RBB Fund, Inc.
F/m US Treasury 10 Year Note ETF, Series of The RBB Fund, Inc.
F/m US Treasury 12 Month Bill ETF, Series of The RBB Fund, Inc.
F/m US Treasury 2 Year Note ETF, Series of The RBB Fund, Inc.
F/m US Treasury 20 Year Bond ETF, Series of The RBB Fund, Inc.
F/m US Treasury 3 Month Bill ETF, Series of The RBB Fund, Inc.
F/m US Treasury 3 Year Note ETF, Series of The RBB Fund, Inc.
F/m US Treasury 30 Year Bond ETF, Series of The RBB Fund, Inc.
F/m US Treasury 5 Year Note ETF, Series of The RBB Fund, Inc.
F/m US Treasury 6 Month Bill ETF, Series of The RBB Fund, Inc.
F/m US Treasury 7 Year Note ETF, Series of The RBB Fund, Inc.
Motley Fool 100 Index ETF, Series of The RBB Fund, Inc.
Motley Fool Capital Efficiency 100 Index ETF, Series of The RBB Fund, Inc.
Motley Fool Global Opportunities ETF, Series of The RBB Fund, Inc.
Motley Fool Innovative Growth Factor ETF, Series of The RBB Fund, Inc.
Motley Fool Mid-Cap Growth ETF, Series of The RBB Fund, Inc.
Motley Fool Momentum Factor ETF, Series of The RBB Fund, Inc.
Motley Fool Next Index ETF, Series of The RBB Fund, Inc.
Motley Fool Small-Cap Growth ETF, Series of The RBB Fund, Inc.
Motley Fool Value Factor ETF, Series of The RBB Fund, Inc.
MUFG Japan Small Cap Active ETF, Series of The RBB Fund, Inc.
Oakhurst Fixed Income Fund, Series of The RBB Fund, Inc.
Optima Strategic Credit Fund, Series of The RBB Fund, Inc.
SGI Dynamic Tactical ETF, Series of The RBB Fund, Inc.
SGI Enhanced Core ETF, Series of The RBB Fund, Inc.
SGI Enhanced Global Income ETF, Series of The RBB Fund, Inc.
SGI Enhanced Market Leaders ETF, Series of The RBB Fund, Inc.
SGI Global Equity Fund, Series of The RBB Fund, Inc.
SGI Peak Growth Fund, Series of The RBB Fund, Inc.
SGI Prudent Growth Fund, Series of The RBB Fund, Inc.
SGI Small Cap Core Fund, Series of The RBB Fund, Inc.
SGI U.S. Large Cap Core ETF, Series of The RBB Fund, Inc.
SGI U.S. Large Cap Equity Fund, Series of The RBB Fund, Inc.
WPG Partners Select Small Cap Value Fund, Series of The RBB Fund, Inc.
WPG Partners Small Cap Value Diversified Fund, Series of The RBB Fund, Inc.
The RBB Fund Trust

RBC Funds Trust
Rockefeller Municipal Opportunities Fund
SEG Partners Long/Short Equity Fund
Series Portfolios Trust
Tax-Exempt Private Credit Fund, Inc.
Thompson IM Funds, Inc.
Tortoise Capital Series Trust
Bright Rock Mid Cap Growth Fund, Series of Trust for Professional Managers
Bright Rock Quality Large Cap Fund, Series of Trust for Professional Managers
CrossingBridge Low Duration High Income Fund, Series of Trust for Professional Managers
CrossingBridge Nordic High Income Bond Fund, Series of Trust for Professional Managers
CrossingBridge Responsible Credit Fund, Series of Trust for Professional Managers
CrossingBridge Ultra-Short Duration Fund, Series of Trust for Professional Managers
RiverPark Strategic Income Fund, Series of Trust for Professional Managers
Dearborn Partners Rising Dividend Fund, Series of Trust for Professional Managers
Jensen Global Quality Growth Fund, Series of Trust for Professional Managers
Jensen Quality MidCap Fund, Series of Trust for Professional Managers
Rockefeller Climate Solutions Fund, Series of Trust for Professional Managers
Rockefeller US Small Cap Core Fund, Series of Trust for Professional Managers
Wall Street EWM Funds Trust
Item 32(b)
The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 190 Middle Street, Suite 301, Portland, Maine 04101.
Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	190 Middle Street, Suite 301, Portland, ME 04101	President/Manager	None
Chris Lanza	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None
Kate Macchia	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None
Susan L. LaFond	190 Middle Street, Suite 301, Portland, ME 04101	Vice President and Chief Compliance Officer and Treasurer	None
Kelly B. Whetstone	190 Middle Street, Suite 301, Portland, ME 04101	Secretary	None
Weston Sommers	190 Middle Street, Suite 301, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None
Item 32(c)
Not applicable.
Item 33. Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the offices of: (a) the Registrant; (b) the Investment Advisor and Co-Administrator; (c) the Principal Underwriter; (d) the Sub-Adviser; (e) the Transfer Agent; and (f) the Fund Accounting Agent and Co-Administrator; (g) the Custodian – RBC SMID Cap Growth Fund, RBC BlueBay U.S. Government Money Market Fund, RBC BlueBay Access Capital Community Investment Fund, RBC BlueBay Impact Bond Fund, RBC BlueBay Short Duration Fixed Income Fund, and RBC BlueBay Ultra-Short Fixed Income Fund; and (h) the Custodian – RBC Emerging Markets Equity Fund, RBC Emerging Markets ex-China Equity Fund, RBC Emerging Markets Value Equity Fund, RBC Global Opportunities Fund, RBC International Equity Fund, RBC International Small Cap Equity Fund, RBC China Equity Fund, RBC BlueBay Emerging Market Debt Fund, RBC BlueBay Core Plus Bond Fund, RBC BlueBay Strategic Income Fund, and RBC BlueBay High Yield Bond Fund. The address of each is as follows:
(a)
RBC Funds Trust
250 Nicollet Mall, Suite 1550
Minneapolis, MN 55401
(b)
RBC Global Asset Management (U.S.) Inc.
250 Nicollet Mall, Suite 1550
Minneapolis, MN 55401
(c)
Quasar Distributors, LLC
111 E. Kilbourn Ave., Suite 2200,
Milwaukee, WI 53202
(d)
RBC Global Asset Management (UK) Limited
100 Bishopsgate, EC2N 4AA
London, United Kingdom
(e)
U.S. Bank Global Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202
(f)
The Bank of New York Mellon
103 Bellevue Parkway
Wilmington, DE 19809
(g)
U.S. Bank, N.A.
1555 N. Rivercenter Drive, Suite 302
Milwaukee, WI 53212
(h)
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10007
Item 34. Management Services
Not applicable.
Item 35. Undertakings
None.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended (“Securities Act”) and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirement for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 178 to this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis, and State of Minnesota, on the 28th day of January, 2026.

RBC FUNDS TRUST
By:	/s/ David Eikenberg
David Eikenberg
President and Chief Executive Officer
Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.
/s/ David Eikenberg	Date: January 28, 2026
David Eikenberg
Trustee, President and Chief Executive Officer

/s/ Kathleen A. Hegna	Date: January 28, 2026
Kathleen A. Hegna
Chief Financial Officer and Principal Accounting Officer
Trustees
*	*
Leslie H. Garner, Jr.	Lucy Hancock Bode

*	*
Ronald James	James R. Seward

*	*
Christie Zarkovich	Michael Kardok

*	*
Peggy McCaffrey	Dexter Perry

*By:	/s/ David Eikenberg	Date: January 28, 2026
David Eikenberg, attorney-in-fact

EXHIBITS
(i)	Opinion and consent of Counsel.
(j)(3)	Consent of independent registered public accounting firm.